UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-09903

Bank of New York Mellon Funds Trust
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices)

Janette Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	8/31
Date of reporting period:	8/31/12

FORM N-CSR

Item 1.                        Reports to Stockholders.

The BNY Mellon Funds

BNY Mellon Large Cap Stock Fund

BNY Mellon Large Cap Market Opportunities Fund

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund

BNY Mellon Income Stock Fund

BNY Mellon Mid Cap Multi-Strategy Fund

BNY Mellon Small Cap Multi-Strategy Fund

BNY Mellon U.S. Core Equity 130/30 Fund

BNY Mellon Focused Equity Opportunities Fund

BNY Mellon Small/Mid Cap Fund

BNY Mellon International Fund

BNY Mellon Emerging Markets Fund

BNY Mellon International Appreciation Fund

BNY Mellon International Equity Income Fund

BNY Mellon Asset Allocation Fund

ANNUAL REPORT August 31, 2012

Contents

The Funds

Letter from the President	2
Discussion of Funds’ Performance
BNY Mellon Large Cap Stock Fund	3
BNY Mellon Large Cap
Market Opportunities Fund	6
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund	9
BNY Mellon Income Stock Fund	12
BNY Mellon Mid Cap
Multi-Strategy Fund	16
BNY Mellon Small Cap
Multi-Strategy Fund	19
BNY Mellon U.S. Core
Equity 130/30 Fund	22
BNY Mellon Focused Equity
Opportunities Fund	25
BNY Mellon Small/Mid Cap Fund	28
BNY Mellon International Fund	31
BNY Mellon Emerging Markets Fund	34
BNY Mellon International
Appreciation Fund	37
BNY Mellon International
Equity Income Fund	40
BNY Mellon Asset Allocation Fund	43
Understanding Your Fund’s Expenses	46
Comparing Your Fund’s Expenses
With Those of Other Funds	48
Statements of Investments	50
Statement of Financial Futures	70,77,102
Statement of Securities Sold Short	81
Statements of Assets and Liabilities	113
Statements of Operations	119
Statement of Cash Flows	123
Statements of Changes in Net Assets	124
Financial Highlights	132
Notes to Financial Statements	159
Report of Independent Registered
Public Accounting Firm	184
Important Tax Information	185
Proxy Results	189
Information About the Renewal
of Each Fund’s Investment
Advisory Agreement and
Administration Agreement	190
Information About the Approval of
BNY Mellon International Equity
Income Fund’s Investment
Advisory Agreement and
Administration Agreement	197
Information About the Approval of the
Robeco Sub-Advisory Agreement	199
Board Members Information	201
Officers of the Trust	203

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

The Funds

LETTER FROM
THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for the BNY Mellon Funds Trust, covering the 12-month period through August 31, 2012. For information about how each fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. equities proved unusually volatile over the past year, as prices rose and fell according to investors’ changing expectations of global and domestic economic conditions. When viewed over a longer time frame, however, the pace of U.S. economic growth has been relatively consistent at about half the average rate achieved in prior recoveries. Even U.S. employment numbers, which have been volatile over short periods, averaged slightly better than 150,000 new jobs a month so far in 2012, roughly unchanged from the monthly average in 2011.

The sustained but subpar U.S. expansion appears likely to continue over the foreseeable future. On one hand, the economy has responded to a variety of stimulative measures, most notably an aggressively accommodative monetary policy. On the other hand, the prospect of automatic spending cuts and tax hikes scheduled for the end of 2012 has weighed on economic growth by contributing to a temporary postponement of spending decisions among consumers and businesses. Indeed, we believe the ability of the U.S. political system to address both this “fiscal cliff” and long-term deficit reduction could go a long way toward shaping the 2013 market environment. As always, we urge you to speak regularly with your portfolio manager to discuss how changing economic conditions may affect your investments.

Thank you for your continued confidence and support.

David K. Mossman
President
BNY Mellon Funds Trust
September 17, 2012

DISCUSSION OF
FUND PERFORMANCE

For the reporting period of September 1, 2011, through August 31, 2012, as provided by Sean P. Fitzgibbon and Jeffrey D. McGrew, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2012, BNY Mellon Large Cap Stock Fund’s Class M shares produced a total return of 13.73%, and Investor shares returned 13.33%.1 In comparison, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, was 17.98%.2

Changing economic sentiment fueled heightened market volatility throughout the world, as U.S. market declines in September 2011 and during the spring of 2012 were more than offset by gains at other times of the reporting period.The fund produced lower returns than its benchmark, mainly due to shortfalls in the health care, financials and energy sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in stocks of large-cap companies. We choose stocks through a disciplined investment process that uses computer modeling techniques to identify and rank companies based on value, growth and other financial characteristics. Also, we use fundamental analysis, conducting independent research to select the most attractive of the higher-ranked securities. We also attempt to manage risks by diversifying the fund’s investments across companies and industries, maintaining weightings and risk characteristics that generally are similar to those of the S&P 500 Index.

Macroeconomic Developments Fueled Market Volatility

The reporting period began in the midst of a major stock market decline. One credit-rating agency’s downgrade of long-term U.S. government debt, an intensifying debt crisis in Europe and inflation-fighting programs in China triggered a flight away from stocks and toward traditional safe havens in September 2011. Fortunately, better U.S. economic data and new remedial measures from European policymakers arrested the decline during the fall.

By the beginning of 2012, U.S. stocks were rallying amid domestic employment gains, a quantitative easing program in Europe, and less restrictive monetary and fiscal policies in China. Investors grew more tolerant of risks, focusing more intently on company fundamentals and less on macroeconomic news. However, these positive influences were called into question during the spring, when the U.S. labor market’s rebound slowed and measures designed to relieve fiscal pressures in Europe encountered resistance. The summer saw the market rally resume amid more encouraging economic data, and the S&P 500 Index ended the reporting period near multi-year highs. In this environment, large-cap stocks generally produced higher returns than their small-cap and midcap counterparts.

Health Care Stocks Dampened Fund Results

Although the fund participated in the large-cap stock market’s gains to a significant degree, its relative performance was undermined by disappointments in the health care sector, where investors favored companies with growing current earnings. Conversely, investors

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

generally disregarded more attractively valued companies that may be dealing with temporary issues but are expected to benefit from catalysts for future growth. Consequently, medication delivery specialist Baxter International, information services provider Allscripts Healthcare Solutions and cardiovascular device maker St. Jude Medical lagged sector averages.

In the financials sector, banking giant JPMorgan Chase & Co. was hurt by a trading matter in its risk management group, and the fund may have been too early when increasing its exposure to insurance companies, such as The Hartford Financial Services Group, that we expected to exhibit greater pricing power. Exploration-and-production companies in the volatile energy sector also disappointed, as investors sold as oil prices declined despite positive stock fundamentals. Apache declined on fears that political turmoil would lower their production levels in Egypt even though there has been no impact. Hess suffered production setbacks at various sites, and Anadarko Petroleum fell on uncertainty raised by litigation even as they benefited from increased drilling activity in the Gulf of Mexico. In other areas, videogame maker Electronic Arts struggled with an industry-wide shift to online distribution, and technology company NetApp encountered weak European and public sector markets.

The fund achieved better results in the consumer discretionary sector, where CBS advanced on the strength of its programming, and retailer Michael Kors Holdings achieved better-than-expected sales of fashion accessories. Among industrial companies, electrical components manufacturers Thomas & Betts and Cooper Industries received acquisition offers during the reporting period. Underweighted exposure to the utilities sector cushioned some of that area’s weakness. Other top performers included electronics innovator Apple and bank holding company Wells Fargo & Co.

Finding Attractively Valued Growth Opportunities

While we expect market volatility to persist over the near term, we are more optimistic about a gradual global economic recovery over the longer term as uncertainty related to U.S. elections fades and stimulus programs gain traction in the emerging markets. In this environment, we remain watchful for opportunities to purchase what we believe are attractively valued stocks with favorable growth prospects.We have found opportunities meeting our investment criteria in most market sectors, with the notable exceptions of utilities, which we regard as too richly valued, and metals-and-mining companies, which we expect to struggle until conditions stabilize in the emerging markets.

September 17, 2012

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

[1]

Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

[2]

SOURCE: LIPPER INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/12
	1Year	5 Years	10 Years
Class M shares	13.73%	–0.03%	4.73%
Investor shares	13.33%	–0.30%	4.47%
Standard & Poor’s 500
Composite Stock Price Index	17.98%	1.28%	6.50%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Large Cap Stock Fund on 8/31/02 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 5

DISCUSSION OF FUND PERFORMANCE (continued)

DISCUSSION OF
FUND PERFORMANCE

For the reporting period of September 1, 2011, through August 31, 2012, as provided by Bernard Schoenfeld, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2012, BNY Mellon Large Cap Market Opportunities Fund’s Class M shares produced a total return of 10.89%, and Investor shares returned 11.57%.1 In comparison, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, was 17.98%.2

Changing economic sentiment fueled heightened market volatility throughout the world, as U.S. market declines in September 2011 and during the spring of 2012 were more than offset by gains at other times of the reporting period. The fund produced lower returns than its benchmark, mainly due to shortfalls in the U.S. Large Cap Equity Strategy and Focused Equity Strategy.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of large-cap companies, currently defined to be those companies with total market capitalizations of $5 billion or more at the time of the purchase. The fund normally allocates its assets among multiple investment strategies, each employed by the fund’s investment adviser or its affiliates that invest primarily in equity securities issued by large-cap companies.The fund is designed to provide exposure to various large-cap equity portfolio managers and investment strategies and styles, including some or all of the following: the Focused Equity Strategy, U.S. Large Cap Equity Strategy, U.S. Core Equity 130/30 Strategy, Dynamic Large Cap Value Strategy, Large Cap Growth Strategy, U.S. Large Cap Growth Strategy, Income Stock Strategy, Appreciation

Strategy and Large Cap Dividend Strategy, all as more particularly described in the fund’s prospectus.The fund invests directly in securities or in other mutual funds advised by the fund’s investment adviser or its affiliates.

The fund’s investment adviser determines the investment strategies, sets the target allocations, monitors portfolio trading activity within the investment strategies and executes all purchases and sales of portfolio securities of the fund.

Macroeconomic Developments Fueled Market Volatility

The reporting period began in the midst of major stock market declines throughout the world. One credit-rating agency’s unprecedented downgrade of long-term U.S. government debt, an intensifying sovereign debt crisis in Europe and inflation-fighting programs in China triggered a flight away from stocks and other risky assets in September 2011. Fortunately, better U.S. economic data and new remedial measures from European policymakers largely arrested the decline during the fall.

By the beginning of 2012, U.S. stocks were rallying amid domestic employment gains, a quantitative easing program in Europe, and less restrictive monetary and fiscal policies in China. Investors grew more tolerant of risks, focusing more intently on company fundamentals and less on macroeconomic news. However, these positive influences were called into question during the spring, when the U.S. labor market’s rebound slowed and measures designed to relieve fiscal pressures in Europe encountered political resistance in some members of the European Union.The summer saw the stock market rally resume amid more encouraging global economic data, and the S&P 500 Index ended the reporting period near multi-year highs.

Underlying Strategies Produced Mixed Results

Although the fund participated in the large-cap stock market’s gains to a significant degree, its relative performance was hurt by three of the four underlying strategies employed during the reporting period. The Large Cap Equity Strategy was hindered by its defensive positioning, most notably underweighted exposure to the rallying financials sector. Although the U.S. Core Equity 130/30 Strategy and the Focused Equity Strategy have fared relatively well so far in 2012, it was not enough to overcome pronounced weakness affecting both strategies during the final months of 2011.

In an effort to capture better performance among growth stocks, in March 2012, we established a new position in the U.S. Large Cap Growth Strategy, as we believe investors have shown a sustained preference for companies with track records of steady earnings growth. This investment produced above-average returns through the reporting period’s end.

Finding Opportunities in Choppy Markets

While we expect market volatility to persist over the near term, we are more optimistic about a gradual economic recovery over the longer term as uncertainty related to U.S. elections fades and stimulus programs gain traction in domestic and overseas markets. In this environment, we expect growth-oriented stocks to remain more attractive to investors than value-oriented stocks.

As of the end of the reporting period, the fund’s target allocations for its various underlying strategies included 42% of assets apportioned to the Focused Equity Strategy, 42% to the Large Cap Equity Strategy, 10% to the U.S. Core Equity 130/30 Strategy and 6% to the U.S. Large Cap Growth Strategy. In our view, these allocations position the fund well for a slow-growth economic environment.

September 17, 2012

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund may use derivative instruments, such as options, futures and options on futures and swaps.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Fund Advisers pursuant to an agreement in effect through January 1, 2013, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500
Composite Stock Price Index is a widely accepted, unmanaged index of
U.S. stock market performance. Investors cannot invest directly in any index.

The Funds 7

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/12
	Inception		From
	Date	1Year	Inception
Class M shares	7/30/10	10.89%	10.18%
Investor shares	7/30/10	11.57%	10.35%
Standard & Poor’s 500
Composite Stock Price Index	7/31/10	17.98%	14.87%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Large Cap Market Opportunities Fund on 7/30/10 (inception date) to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M and Investor shares.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

DISCUSSION OF
FUND PERFORMANCE

For the reporting period of September 1, 2011, through August 31, 2012, as provided by Bernard Schoenfeld, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2012, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s Class M shares produced a total return of 12.75%, and Investor shares returned 12.51%.1 In comparison, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, was 17.98%.2

Changing economic sentiment fueled heightened market volatility, as market declines in September 2011 and during the spring of 2012 were more than offset by gains at other times of the reporting period.The fund produced lower returns than its benchmark, mainly due to shortfalls in four of its six underlying strategies.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of large-cap companies, currently defined to be those companies with total market capitalizations of $5 billion or more at the time of purchase. The fund normally allocates its assets among multiple investment strategies, each employed by the fund’s investment adviser or its affiliates, that invest primarily in equity securities issued by large-cap companies.The fund is designed to provide exposure to various large-cap equity portfolio managers and investment strategies and styles, and uses tax-sensitive strategies to reduce the impact of federal and state income taxes on its after-tax returns.The fund apportions its assets among some or all of the following: the Large Cap Core Strategy, Large Cap Tax-Sensitive Strategy, Focused Equity Strategy, U.S. Large Cap Equity Strategy, U.S. Core Equity 130/30 Strategy, Dynamic Large CapValue Strategy, Large Cap Growth Strategy, U.S. Large Cap Growth Strategy, Income Stock Strategy, Appreciation Strategy and Large Cap Dividend Strategy, all as more particularly described in the fund’s prospectus. The fund invests directly in securities or in other mutual funds advised by the fund’s investment adviser or its affiliates.

The fund’s investment adviser determines the investment strategies, sets the target allocations, monitors portfolio trading activity within the investment strategies and executes all purchases and sales of portfolio securities of the fund.

Macroeconomic Developments Fueled Market Volatility

The reporting period began in the midst of major stock market declines. One credit-rating agency’s downgrade of long-term U.S. government debt, an intensifying credit crisis in Europe and inflation-fighting programs in China triggered a flight away from stocks and other risky assets in September 2011. Fortunately, better U.S. economic data and new remedial measures from European policymakers largely arrested the decline during the fall.

The Funds 9

DISCUSSION OF FUND PERFORMANCE (continued)

By the beginning of 2012, U.S. stocks were rallying amid domestic employment gains, a quantitative easing program in Europe, and less restrictive monetary and fiscal policies in China. Investors grew more tolerant of risks, focusing more intently on company fundamentals and less on macroeconomic news. However, these positive influences were called into question during the spring, when the U.S. labor market’s rebound slowed and measures designed to relieve fiscal pressures in Europe encountered resistance. The summer saw the stock market rally resume amid more encouraging global economic data, and the S&P 500 Index ended the reporting period near multi-year highs.

Underlying Strategies Produced Mixed Results

Although the fund participated in the market’s gains to a significant degree, its relative performance was hurt by the Large Cap Equity Strategy, which was hindered by underweighted exposure to the rallying financials sector. Although the Large Cap Core Strategy, the U.S. Core Equity 130/30 Strategy, and the Focused Equity Strategy have fared relatively well so far in 2012, it was not enough to overcome pronounced weakness affecting all three strategies during the final months of 2011.

In an effort to capture better performance among growth stocks, in March 2012, we established a new position in the U.S. Large Cap Growth Strategy, as we believe investors have shown a sustained preference for companies with track records of steady earnings growth. This investment produced above-average returns through the reporting period’s end. Finally, we maintained the fund’s exposure to the Large Cap Tax-Sensitive Strategy, which employs a quantitative approach to establish portfolio characteristics and risk factors that the strategy’s portfolio manager determines are within an acceptable range of the S&P 500 Index.

Finding Opportunities in Choppy Markets

We are guardedly optimistic about a gradual economic recovery as uncertainty related to U.S. elections fades and stimulus programs gain traction in overseas markets. In this environment, we expect growth-oriented stocks to remain more attractive to investors than value-oriented stocks.

As of the end of the reporting period, the fund’s target allocations for its various underlying strategies included 25% of assets apportioned to the Large CapTax-Sensitive Strategy, 23% to the Large Cap Equity Strategy, 20% to the Focused Equity Strategy, 20% to the Large Cap Core Strategy, 7% to the U.S. Core Equity 130/30 Strategy and 5% to the U.S. Large Cap Growth Strategy.

September 17, 2012

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund may use derivative instruments, such as options, futures and options on futures and swaps.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

[1]

Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Fund Advisers pursuant to an agreement in effect through January 1, 2013, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

[2]

SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/12
	Inception		From
	Date	1Year	Inception
Class M shares	7/30/10	12.75%	11.76%
Investor shares	7/30/10	12.51%	11.09%
Standard & Poor’s 500
Composite Stock Price Index	7/31/10	17.98%	14.87%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund on 7/30/10 (inception date) to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 11

DISCUSSION OF FUND PERFORMANCE (continued)

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2011, through August 31, 2012, as provided by John C. Bailer, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2012, BNY Mellon Income Stock Fund’s Class M shares produced a total return of 14.80%, and its Investor shares returned 14.45%.1 In comparison, the fund’s benchmark, the Dow Jones U.S. Select Dividend Index, produced a total return of 16.59% for the same period.2 The fund’s previous benchmark, the Russell 1000 Value Index, produced a total return of 17.30% for the same period.3

Changing economic sentiment fueled heightened market volatility, as stock market declines in September 2011 and during the spring of 2012 were more than offset by gains at other times of the reporting period.The fund produced lower returns than its benchmark, largely due to a shortfall in the telecommunications services sector.

The Fund’s Investment Approach

The fund seeks total return consisting of capital appreciation and income. To pursue its goal, the fund normally invests at least 80% of its assets in stocks.The fund seeks to focus on dividend-paying stocks and other investment techniques that produce income. We choose stocks through a disciplined investment process that combines quantitative modeling techniques, fundamental analysis and risk management.While we attempt to manage risks by diversifying broadly across companies and industries, the fund may at times overweight certain sectors in an attempt to earn higher yields.The fund may also use derivatives as a substitute for taking a position in an underlying asset, to increase returns or income, or as part of a hedging strategy.

Markets Reacted to Shifting Macroeconomic Developments

The reporting period began in the midst of major stock market declines throughout the world. One credit-rating agency’s downgrade of long-term U.S. government debt, an intensifying debt crisis in Europe, and inflation-fighting programs in China in the weeks prior to the start of the reporting period triggered a flight away from stocks and other risky assets, and the downward slide continued in September 2011. Fortunately, better U.S. economic data and new remedial measures from European and Chinese policymakers arrested the decline during the fall.

By the beginning of 2012, U.S. stocks were rallying amid U.S. employment gains, a quantitative easing program in Europe, and less restrictive monetary and fiscal policies in China. Investors grew more tolerant of risks, focusing more intently on company fundamentals and less on macroeconomic developments. However, these positive influences were called into question during the spring, when the U.S. labor market’s rebound slowed, measures designed to relieve fiscal pressures in Europe encountered resistance, and the Chinese economy remained sluggish. The summer saw the market rally resume amid more encouraging economic news, and the Dow Jones U.S. Select Dividend Index ended the reporting period with double-digit gains. Well-established, dividend-paying stocks tended to hold up well during downturns, but they generally lagged during rallies, causing them to mildly underperform the broader large-cap market for the reporting period overall.

Consumer Discretionary and Health Care Stocks Buoyed Fund Results

While the fund participated in the market’s gains to a significant degree over the reporting period, its relative performance was undermined by telecommunications services providerWindstream, which saw its shares fall as investors learned that an unfavorable regulatory ruling would result in a temporary hit to revenue growth expectations. The portfolio’s underweight position in aerospace and defense companies also hurt the fund’s relative performance as the industry rallied over 22%.

The fund achieved better relative results in the consumer discretionary sector, as Time Warner, Omnicom Group and other media companies gained value on the strength of rising advertising spending, strong cash flows, attractive valuations and other shareholder-friendly activities. A recovering U.S. housing market and lower energy prices helped boost sales by producers of household goods, such as Newell Rubbermaid. In the health care sector, pharmaceutical giants Merck & Co. and Pfizer reported strong earnings and offered above-average dividend yields, triggering rallies from low valuations compared to historical norms.Among individual stocks, the fund’s better performers for the reporting period included regional financial institution U.S. Bancorp, which was buoyed by increased lending activity and lack of exposure to the troubled European banking system.

Adopting a Constructive Investment Posture

While the U.S. economy currently shows signs of moderate strength, we believe that ongoing global issues arising from the still unresolved European sovereign debt crisis and the need for global deleveraging will continue to stress international equity markets. In such an environment, we believe large, well-established U.S. companies with solid business fundamentals and generous dividend yields are likely to remain attractive to global investors. As of the end of the reporting period, we have found a relatively large number of what we believe are attractive investments in the consumer discretionary sector, but we have identified fewer stocks meeting our investment criteria in the consumer staples sector.

September 17, 2012

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. – Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Dow Jones U.S. Select
Dividend Index is an unmanaged index which represents the country’s leading stocks by dividend yield. One hundred U.S. stocks are selected to the index by dividend yield, subject to screens for dividend-per-share growth rate, dividend payout ratio and average daily dollar trading volume. Investors cannot invest directly in any index. Effective March 15, 2011, BNY
Mellon Income Stock Fund changed its benchmark from the Russell 1000
Value Index to the Dow Jones U.S. Select Dividend Index.The Dow Jones
U.S. Select Dividend Index was first calculated on November 3, 2003.
Accordingly, the fund will continue to report the performance of the Russell
1000 Value Index until the Dow Jones U.S. Select Dividend Index has been calculated for a 10-year period.
[3]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Value
Index is an unmanaged index which measures the performance of those
Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in any index.

The Funds 13

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/12
	1Year	5 Years	10 Years
Class M shares	14.80%	0.26%	5.86%
Investor shares	14.45%	0.00%	5.59%
Russell 1000 Value Index	17.30%	–0.85%	6.57%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Income Stock Fund on 8/31/02 to a $10,000 investment made in the Russell 1000 Value Index (the “Russell Index”) on that date.All dividends and capital gain distributions are reinvested.

Effective 3/15/11, the fund changed its benchmark from the Russell Index to the Dow Jones U.S. Select Dividend Index (the “Dow Jones Index”).The Dow Jones Index was first calculated on 11/3/03.Accordingly, the fund will continue to report the performance of the Russell Index until the Dow Jones Index has been calculated for a 10-year period. Performance information for the fund versus the Dow Jones Index is included in the graph and table on the next page.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Russell Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. Unlike a mutual fund, the Russell Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 8/31/12
	Inception			From
	Date	1Year	5 Years	Inception
Class M shares	11/3/03	14.80%	0.26%	5.45%
Investor shares	11/3/03	14.45%	0.00%	5.18%
Dow Jones U.S. Select Dividend Index	11/3/03	16.59%	0.90%	5.94%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Income Stock Fund on 11/3/03 (inception date of Dow Jones Index) to a $10,000 investment made in the Dow Jones U.S. Select Dividend Index (the “Dow Jones Index”) on that date.All dividends and capital gain distributions are reinvested.

Effective 3/15/11, the fund changed its benchmark from the Russell 1000 Value Index (the “Russell Index”) to the Dow Jones Index.The Dow Jones Index was first calculated on 11/3/03.Accordingly, the fund will continue to report the performance of the Russell Index until the Dow Jones Index has been calculated for a 10-year period.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Dow Jones Index represents the country’s leading stocks by dividend yield. Unlike a mutual fund, the Dow Jones Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 15

DISCUSSION OF FUND PERFORMANCE (continued)

DISCUSSION OF

FUND PERFORMANCE

For the period of September 1, 2011, through August 31, 2012

Fund and Market Performance Overview

For the 12-month period ended August 31, 2012, BNY Mellon Mid Cap Multi-Strategy Fund’s Class M shares produced a total return of 5.66%, and Investor shares returned 5.36%.1 In comparison, the Standard & Poor’s MidCap 400 Index (“S&P 400 Index”), the fund’s former primary benchmark, produced a total return of 12.75% for the same period. The Russell Midcap® Index, which became the fund’s new benchmark on August 20, 2012, produced a total return of 13.30% for the reporting period.2,3

Changing economic sentiment fueled heightened market volatility as stock market declines in September 2011 and during the spring of 2012 were more than offset by gains at other times of the reporting period. The fund produced lower returns than its benchmark, largely due to shortfalls in the materials, industrials and information technology sectors.

Effective August 20, 2012, Bernard Schoenfeld became the fund’s primary portfolio manager responsible for investment allocation decisions, and the fund changed its name to BNY Mellon Mid Cap Multi-Strategy Fund.

The Fund’s Investment Approach

The fund seeks capital appreciation.

Until August 20, 2012, the fund normally invested at least 80% of its assets in stocks of domestic companies with market capitalizations generally in the range of companies included in the S&P 400 Index at the time of purchase.The fund invested in growth and value stocks chosen through a disciplined investment process that combined computer modeling techniques, fundamental analysis and risk management. Based on fundamental analysis, the investment adviser generally selected the most attractive securities.

As of August 20, 2012, the fund pursues its goal by normally investing at least 80% of its net assets in equity securities of mid cap companies.The fund considers mid cap companies to be those companies with market capitalizations, at the time of purchase, that are within the market capitalization range of companies comprising the Russell Midcap® Index. Furthermore, the fund normally allocates assets across multiple investment strategies employed by the investment adviser and an unaffiliated sub-investment adviser that invest primarily in equity securities issued by mid cap companies. The investment adviser determines the investment strategies and sets target allocations and ranges. The fund is designed to provide exposure to investment strategies and styles, including the Mid Cap Tax-Sensitive Core Strategy, Opportunistic Mid Cap Value Strategy, Mid Cap Growth Strategy and Robeco Mid CapValue Strategy, all as more particularly described in the fund’s prospectus.

Markets Reacted to Shifting Macroeconomic Developments

The reporting period began in the midst of a major stock market decline. One credit-rating agency’s downgrade of long-term U.S. government debt, an intensifying debt crisis in Europe and inflation-fighting programs in China in the weeks prior to the start of the reporting period triggered a flight away from stocks and other risky assets, and the slide continued in September 2011. Fortunately, better U.S. economic data and new remedial measures from European and Chinese policymakers arrested the decline during the fall.

By the beginning of 2012, U.S. stocks were rallying amid U.S. employment gains, a quantitative easing program in Europe and less restrictive monetary and fiscal policies in China. Investors grew more tolerant of risks, focusing more intently on company fundamentals and less on macroeconomic news. However, these positive influences were called into question during the spring, when the U.S. labor market’s rebound slowed, measures designed to relieve fiscal pressures in Europe encountered resistance, and the Chinese economy remained sluggish.The summer saw the market rally resume amid more encouraging economic data, and the S&P 400 Index ended the reporting period with double-digit gains.

Quantitative Models Proved Ineffective

The disciplined, quantitative stock selection process the fund employed until August 20, 2012, detracted from the fund’s performance during the reporting period’s volatile markets, producing lagging results in all 10 of the economic sectors represented in the benchmark. Shortfalls were particularly pronounced in the materials sector, stemming from overweighted exposure to a weak industry group and poor stock selections, such as natural gas production materials supplier CARBO Ceramics. Lagging stock selections also led to underperformance in the industrials sector, and results from the information technology sector suffered due to disappointing returns from network delivery solutions provider Acme Packet, data integration specialist Informatica, and videoconferencing company Polycom. In other areas, Green Mountain Coffee Roasters weighed on relative performance.

Although the fund did not achieve positive results from a market sector perspective, a number of individual holdings fared relatively well. Data centers manager Equinix benefited from the accelerating trend toward cloud computing.Among drug developers, Regeneron Pharmaceuticals saw strong results from clinical trials of a new medicine, and Pharmasset was acquired by a former rival at a premium to its stock price at the time. Homebuilder Toll Brothers rebounded from previous weakness as U.S. housing markets improved. Finally, railroad Kansas City Southern encountered more robust demand for freight transportation services.

Adopting a New Investment Process

We are guardedly optimistic about a continued economic recovery as uncertainty related to U.S. elections fades and stimulus programs gain traction in overseas markets. In this environment, we expect growth-oriented stocks to be more attractive to investors, on average, than value-oriented stocks.

As of August 20, 2012, the fund’s new portfolio managers began to implement the fund’s new investment strategy. Because we have attempted to carefully manage the transition to the new strategy, the process of restructuring the fund’s portfolio holdings was still underway as of the reporting period’s end.

September 17, 2012

Please note, the position in any security highlighted with italicized typeface was sold during the period.

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.

[1]

Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

[2]

SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

[3]

SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell Midcap® Index is a widely accepted, unmanaged index of medium-cap stock market performance. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Funds 17

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/12
	1Year	5 Years	10 Years
Class M shares	5.66%	0.84%	7.84%
Investor shares	5.36%	0.58%	7.56%
Russell Midcap Index	13.30%	2.47%	9.88%
Standard & Poor’s MidCap 400 Index	12.75%	3.97%	9.63%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Mid Cap Multi-Strategy Fund on 8/31/02 to a $10,000 investment made in the Russell Midcap Index (the “Russell Index”) and the Standard & Poor’s MidCap 400 Index (the “S&P Index”) on that date.All dividends and capital gain distributions are reinvested.

Effective 8/20/12, BNY Mellon Mid Cap Stock Fund changed its name to BNY Mellon Mid Cap Multi-Strategy Fund. On this same date, the fund changed its primary benchmark from the S&P Index to the Russell Index. In future annual reports, the fund’s performance will no longer be compared to the S&P Index because the Russell Index is deemed to be more reflective of the fund’s current investment profile.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Russell Index is a widely accepted, unmanaged index of medium-cap stock market performance.The S&P Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

DISCUSSION OF

FUND PERFORMANCE

For the period of September 1, 2011, throughAugust 31, 2012

Fund and Market Performance Overview

For the 12-month period ended August 31, 2012, BNY Mellon Small Cap Multi-Strategy Fund’s Class M shares produced a total return of 10.05%, and Investor shares returned 9.76%.1 In comparison, the fund’s former primary benchmark, the Standard & Poor’s SmallCap 600 Index (“S&P 600 Index”), produced a total return of 16.90% for the same period.The Russell 2000® Index, the fund’s new benchmark as of August 20, 2012, produced a total return of 13.40% for the reporting period.2,3

Changing economic sentiment fueled heightened market volatility as stock market declines in September 2011 and during the spring of 2012 were more than offset by gains at other times of the reporting period. The fund produced lower returns than its benchmark, largely due to shortfalls in the health care, consumer discretionary and energy sectors.

Effective August 20, 2012, Bernard Schoenfeld became the fund’s primary portfolio manager responsible for investment allocation decisions, and the fund changed its name to BNY Mellon Small Cap Multi-Strategy Fund.

The Fund’s Investment Approach

The fund seeks capital appreciation.

Until August 20, 2012, the fund normally invested at least 80% of its assets in stocks of domestic companies with market capitalizations generally in the range of companies included in the S&P 600 Index at the time of purchase. The fund invested in growth and value stocks chosen through a disciplined investment process that combined computer modeling techniques, fundamental analysis and risk management. Based on fundamental analysis, the investment adviser generally selected the most attractive securities.

As of August 20, 2012, the fund pursues its goal by normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small cap companies. The fund considers small cap companies to be those companies with market capitalizations, at the time of purchase, that are equal to or less than the market capitalization of the largest company included in the Russell 2000® Index. Furthermore, the fund normally allocates assets across multiple investment strategies employed by the investment adviser that invest primarily in equity securities issued by small cap companies. The investment adviser determines the investment strategies and sets target allocations and ranges. The fund is designed to provide exposure to investment strategies and styles, including the Opportunistic Small Cap Strategy, Small Cap Value Strategy and Small Cap Growth Strategy, all as more particularly described in the fund’s prospectus.

Markets Reacted to Shifting Macroeconomic Developments

The reporting period began in the midst of a major stock market decline. One credit-rating agency’s downgrade of long-term U.S. government debt, an intensifying debt crisis in Europe and inflation-fighting programs in China in the weeks prior to the start of the reporting period triggered a flight away from stocks and other risky assets in September 2011. Fortunately, better U.S. economic data and new remedial measures from European and Chinese policymakers arrested the decline during the fall.

By the beginning of 2012, U.S. stocks were rallying amid domestic employment gains, a quantitative easing program in Europe and less restrictive monetary and fiscal policies in China. Investors grew more tolerant of risks, focusing more intently on company fundamentals and less on macroeconomic news. However, these

The Funds 19

DISCUSSION OF FUND PERFORMANCE (continued)

positive influences were called into question during the spring, when the U.S. labor market’s rebound slowed, measures designed to relieve fiscal pressures in Europe encountered resistance and the Chinese economy remained sluggish. The summer saw the market rally resume amid more encouraging economic data, and the S&P 600 Index ended the reporting period with double-digit gains.

Quantitative Models Proved Ineffective

The disciplined, quantitative stock selection process the fund employed until August 20, 2012, detracted from the fund’s performance during the reporting period’s volatile markets. Shortfalls were particularly pronounced in the health care sector, stemming from weak stock selections, such as medical information technologies provider Quality Systems. Lagging stock selections also led to underper-formance in the consumer discretionary sector, where footwear maker Crocs reduced the quarterly revenue and earnings guidance it provides to analysts. The fund’s investments in the energy sector were hurt by the impact of falling commodity prices on small-cap oil service providers. In other areas, the fund suffered disappointments in semiconductor manufacturer GT Advanced Technologies, retailer Krispy Kreme Doughnuts and consumer finance company Ezcorp.

The fund achieved better results in the consumer staples sector, primarily due to gains posted by healthy food marketer Smart Balance, the fund’s top individual performer for the reporting period. To a lesser extent, the fund scored successes in the industrials sector, where nanoscale imaging instruments maker FEI acquired a company that is expected to be accretive to earnings, and equipment rental chain United Rentals raised its future earnings guidance. In the materials sector, chemicals producer American Vanguard announced a restructuring and increased its dividend. Finally, technology firm Cirrus Logic saw sales rise along with the smartphones that contain its microchips.

Adopting a New Investment Strategy

We are guardedly optimistic about a continued economic recovery as uncertainty related to U.S. elections fades and stimulus programs gain traction in overseas markets. In this environment, we believe growth-oriented stocks should be more attractive to investors, on average, than value-oriented stocks.

As of August 20, 2012, the fund’s new portfolio managers began to implement the fund’s new investment strategy. Because we have attempted to carefully manage the transition to the new strategy, the process of restructuring the fund’s portfolio holdings was still underway as of the reporting period’s end.

September 17, 2012

Please note, the position in any security highlighted with italicized typeface was sold during the period.

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.

[1]

Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

[2]

SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s SmallCap 600 Index is a broad-based index and a widely accepted, unmanaged index of overall small-cap stock market performance.The index does not take into account fees and expenses to which the fund is subject. Investors cannot invest directly in any index.

[3]

SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000® Index is an unmanaged index of small-cap stock market performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.

The Russell 3000 Index is composed of the 3,000 largest U. S. companies based on total market capitalization. The index does not take into account fees and expenses to which the fund is subject. Investors cannot invest directly in any index.

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/12
	1Year	5 Years	10 Years
Class M shares	10.05%	–0.89%	6.15%
Investor shares	9.76%	–1.03%	5.95%
Russell 2000 Index	13.40%	1.90%	9.00%
Standard & Poor’s SmallCap 600 Index	16.90%	3.12%	9.79%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Small Cap Multi-Strategy Fund on 8/31/02 to a $10,000 investment made in the Russell 2000 Index (the “Russell Index”) and the Standard & Poor’s SmallCap 600 Index (the “S&P Index”) on that date. All dividends and capital gain distributions are reinvested.

Effective 8/20/12, BNY Mellon Small Cap Stock Fund changed its name to BNY Mellon Small Cap Multi-Strategy Fund. On this same date, the fund changed its primary benchmark from the S&P Index to the Russell Index. In future annual reports, the fund’s performance will no longer be compared to the S&P Index because the Russell Index is deemed to be more reflective of the fund’s current investment profile.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Russell Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.The S&P Index is a widely accepted, unmanaged index of overall small-cap stock market performance. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 21

DISCUSSION OF FUND PERFORMANCE (continued)

DISCUSSION OF
FUND PERFORMANCE

For the reporting period of September 1, 2011, through August 31, 2012, as provided by Sean P. Fitzgibbon and Jeffrey D. McGrew, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2012, BNY Mellon U.S. Core Equity 130/30 Fund’s Class M shares produced a total return of 13.86%, and Investor shares produced 13.93%.1 In comparison, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, was 17.98%.2

Changing economic sentiment fueled heightened market volatility during the reporting period.The fund produced lower returns than its benchmark, mainly due to shortfalls in the health care, financials and consumer staples sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation, normally investing at least 80% of its assets in stocks of large-cap companies.We choose stocks through a disciplined investment process that uses computer modeling techniques to identify and rank companies based on value, growth and other financial characteristics. The portfolio managers supplement and confirm this information using fundamental analysis, and generally buy “long” the most attractive of the higher-ranked securities and sell “short” those stocks identified by the computer model and fundamental analysis as being likely to underperform. Normally, up to 130% of the fund’s assets will be in long positions, and approximately 30% of the fund’s assets will be in short positions. However, the fund’s short positions may range in value from approximately 25% to 35% of the fund’s assets. We also attempt to mitigate risks by diversifying the fund’s investments across companies and industries, maintaining weightings and risk characteristics that generally are similar to those of the S&P 500 Index.

Macroeconomic Developments Fueled Market Volatility

The reporting period began in the midst of a major stock market decline. One credit-rating agency’s downgrade of long-term U.S. government debt, an intensifying debt crisis in Europe and inflation-fighting programs in China triggered a flight away from stocks in September 2011. Fortunately, better U.S. economic data and new remedial measures from European policymakers arrested the decline during the fall.

In early 2012, U.S. stocks were rallying amid domestic employment gains, a quantitative easing program in Europe, and less restrictive monetary and fiscal policies in China. Investors grew more tolerant of risks, focusing on company fundamentals rather than macroeconomic news. However, these positive influences were called into question during the spring, when the U.S. labor market’s rebound slowed and measures designed to relieve fiscal pressures in Europe encountered resistance.The summer saw the market rally resume amid more encouraging economic data, and the S&P 500 Index ended the reporting period near multi-year highs.

Health Care Stocks Dampened Fund Results

Although the fund participated significantly in the large-cap stock market’s gains, its relative performance was undermined by disappointments in the health care sector, where investors generally disregarded attractively valued companies that may be dealing with temporary issues but are expected to benefit from catalysts for future growth. Consequently, long positions in cardiovascular devices maker St. Jude Medical, health insurer Cigna and generic drug maker Watson Pharmaceuticals lagged sector averages. In addition, a short position in pharmaceutical developer Novo Nordisk proved ill timed.

In the financials sector, the fund may have been too early when increasing its exposure to insurance companies, such as The Hartford Financial Services Group, that we expected to exhibit greater pricing power. Real estate services firm CBRE Group stumbled due to concerns about the company’s European operations, and a short position in SunTrust Bank had not yet responded to slowing loan growth and lower net interest margins.The consumer staples sector was hurt by higher input costs and lower-than-expected earnings at food producer Ralcorp Holdings, and household goods producer Unilever was hindered by exposure to Europe and the emerging markets.

The fund achieved better results in the information technology sector, where electronics innovator Apple continued to score successes with its smartphones and tablet computers, and F5 Networks benefited from the growing adoption of cloud computing. Short positions among technology companies also worked well, including Blackberry maker Research In Motion, alternative energy company First Solar, hardware seller Hewlett-Packard and video conferencing specialist Polycom.Videogame maker Electronic Arts detracted from technology strength as they struggled with an industry-wide shift to online distribution. Among industrial companies, tire maker Goodrich and electrical components manufacturers Thomas & Betts and Cooper Industries received acquisition offers during the reporting period. Finally, the telecommunications services sector was bolstered by a long position in AT&T, and retailer Michael Kors Holdings achieved better-than-expected sales of fashion accessories.

Finding Attractively Valued Growth Opportunities

While we expect continued market volatility over the near term, we are more optimistic about an economic recovery over the longer term as uncertainty surrounding U.S. elections fades and stimulus programs gain traction in the emerging markets. In this environment, we remain watchful for opportunities to purchase what we believe are attractively valued stocks with favorable growth prospects, and to short stocks we consider overvalued or poorly positioned. We have found opportunities meeting our investment criteria in most market sectors.

September 17, 2012

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

Short sales involve selling a security the fund does not own in anticipation that the security’s price will decline. Short sales may involve substantial risk and leverage, and expose the fund to the risk that it will be required to buy the security sold short at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. In theory, stocks sold short have unlimited risk. It is possible that the market value of securities the fund holds in long positions will decline at the same time that the market value of the securities in the fund has sold short increases, thereby increasing the fund’s potential volatility. Leveraging occurs when the fund increases its assets available for investment using borrowing or similar transactions. Short sales effectively leverage the fund’s assets.The use of leverage may magnify the fund’s gains or losses.

[1]

Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

[2]

SOURCE: LIPPER INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Funds 23

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/12
	Inception			From
	Date	1Year	5 Years	Inception
Class M shares	8/1/07	13.86%	–0.05%	0.17%
Investor shares	8/1/07	13.93%	–0.30%	–0.09%
Standard & Poor’s 500
Composite Stock Price Index	7/31/07	17.98%	1.28%	1.53%††

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon U.S. Core Equity 130/30 Fund on 8/1/07 (inception date) to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M and Investor shares.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

For comparative purposes, the value of the Index as of 7/31/07 is used as the beginning value on 8/1/07.

DISCUSSION OF
FUND PERFORMANCE

For the reporting period of September 1, 2011, through August 31, 2012, as provided by Irene D. O’Neill, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2012, BNY Mellon Focused Equity Opportunities Fund’s Class M shares produced a total return of 9.07%, and Investor shares returned 8.73%.1 In comparison, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark effective September 15, 2011, was 17.98% for the reporting period.2 The fund’s previous benchmark, the Russell 1000 Index, returned 17.33% for the reporting period.3

Changing economic sentiment fueled heightened market volatility throughout the world as U.S. market declines in September 2011 and during the spring of 2012 were more than offset by gains at other times of the reporting period. The fund produced lower returns than its benchmark, mainly due to weak results stemming from a steep market downturn early in the reporting period.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities.We begin with a top-down assessment of broad economic, political and social trends.We strive to determine those sectors and industries most likely to benefit from identified trends, focusing on sectors we believe present the most attractive growth outlook. Within those sectors and industries, we then employ a bottom-up, fundamental approach to find individual companies with:

  Unrecognized or underestimated earnings power

  Sustainable revenue and cash flow

  Positive operational or financial catalysts

  Attractive valuation based on growth prospects

  Strong or improving financial conditions

Finally, we select for investment the 25 to 30 best opportunities from the companies meeting these criteria.

Macroeconomic Developments Fueled Market Volatility

The reporting period began in the midst of a major stock market decline. One credit-rating agency’s downgrade of long-term U.S. government debt, an intensifying debt crisis in Europe and inflation-fighting programs in China triggered a flight away from stocks and toward traditional safe havens in September 2011. Fortunately, better U.S. economic data and new remedial measures from European policymakers arrested the decline during the fall.

By the beginning of 2012, U.S. stocks were rallying amid domestic employment gains, a quantitative easing program in Europe, and less restrictive monetary and fiscal policies in China. Investors grew more tolerant of risks, focusing more intently on company fundamentals and less on macroeconomic news. However, these positive influences were called into question during the spring, when the U.S. labor market’s rebound slowed and measures designed to relieve fiscal pressures in Europe encountered resistance. The summer saw the market rally resume amid more encouraging economic data, and the S&P 500 Index ended the reporting period near multi-year highs. In this environment, large-cap growth stocks generally kept pace with their value-oriented counterparts.

Stock Selections Produced Mixed Results

Although the fund participated in the large-cap stock market’s 2012 gains to a significant degree, its relative performance was undermined by disappointing results during the 2011 downturn, particularly among multinational companies with a robust presence in the emerging markets. In the information technology sector, Chinese search engine Baidu stumbled despite generally favorable financial reports, and digital entertainment delivery

The Funds 25

DISCUSSION OF FUND PERFORMANCE (continued)

specialist Rovi weighed on results despite its sale from the portfolio early in the reporting period.Among consumer discretionary stocks, Brazilian casual dining franchisee Arcos Dorados was hurt by a weak local economy and currency fluctuations, casino operator Las Vegas Sands encountered concerns regarding its Macau operations, and Johnson Controls was pressured by softer demand for automobile parts in China.

Declining commodity prices affected several holdings in the materials sector, including chemicals maker Celanese and iron ore processor Cliff’s Natural Resources. Likewise, falling oil and gas prices put pressure on oil services provider Halliburton, and exploration and production company Newfield Exploration.

The fund achieved better results in the financials sector, where regional bank BB&T benefited from a domestic focus, recovering loan demand and better-than-expected earnings stemming from accretive acquisitions. Investment manager Invesco reported solid capital inflows as financial markets rebounded in 2012.The fund also benefited from its lack of exposure to the utilities sector and strong stock selections in the health care sector, where pharmacy benefits manager Express Scripts Holdings and biotechnology firm Gilead Sciences gained value on the strength of recent acquisitions. Among individual stocks, electronics innovator Apple was the fund’s top performer for the reporting period, while analytic data solutions company Teradata, entertainment conglomerate The Walt Disney Company, and oil refinerValero Energy also fared well.

Positioned for Growth Opportunities

While we expect market volatility to persist over the near term, we are more optimistic about a gradual global economic recovery over the longer term as uncertainty related to U.S. elections fades and stimulus programs gain traction in the emerging markets. In a slow-growth economy, we intend to maintain our search for companies that we believe appear poised to benefit from secular growth trends or non-cyclical, internal catalysts for higher earnings growth.

September 17, 2012

Please note, the position in any security highlighted with italicized typeface was sold during the period.

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers.Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

[1]

Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

[2]

SOURCE: LIPPER INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

[3]

SOURCE: LIPPER INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Index is a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

Effective September 15, 2011, BNY Mellon Focused Equity Opportunities Fund changed its benchmark from the Russell 1000 Index to the S&P 500 Index. In future annual reports, the fund’s performance will no longer be compared to the Russell 1000 Index because the S&P 500 Index is more reflective of the fund’s portfolio investment profile.

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/12
	Inception		From
	Date	1Year	Inception
Class M shares	9/30/09	9.07%	9.97%
Investor shares	9/30/09	8.73%	9.76%
Standard & Poor’s 500
Composite Stock Price Index	9/30/09	17.98%	12.61%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Focused Equity Opportunities Fund on 9/30/09 (inception date) to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index “) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 27

DISCUSSION OF FUND PERFORMANCE (continued)

DISCUSSION OF

FUND PERFORMANCE

For the period of September 1, 2011, through August 31, 2012

Fund and Market Performance Overview

For the 12-month period ended August 31, 2012, BNY Mellon Small/Mid Cap Stock Fund’s Class M shares produced a total return of 0.34%, and Investor shares returned 0.08%.1 In comparison, the Russell 2500™ Index (the “Index”), the fund’s benchmark, produced a total return of 13.82% for the same period.2

Changing economic sentiment fueled heightened market volatility as stock market declines in September 2011 and during the spring of 2012 were more than offset by gains at other times of the reporting period.The fund produced lower returns than its benchmark, largely due to shortfalls in the consumer discretionary, health care and information technology sectors.

Effective August 20, 2012, John Truschel became the fund’s primary portfolio manager.

The Fund’s Investment Approach

Effective August 20, 2012, the fund continued to seek capital appreciation.To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities of small-cap and midcap companies with total market capitalizations of between $200 million and $7 billion at the time of investment. The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. In selecting securities, the fund first identifies as potential investments securities that have been selected pursuant to various investment strategies employed by the fund’s investment adviser and/or its affiliate, The Boston Company Asset Management, LLC (TBCAM), using proprietary investment processes of TBCAM, that have market capitalizations, at the time of purchase, that are within the market capitalization range of companies comprising the Russell 2500™ Index.The fund’s portfolio managers next use quantitative models that combine various fundamental factors, and then evaluate the results of the quantitative models using an optimization process. Finally, the fund’s portfolio managers conduct a qualitative review of the securities ranked by the models to select for investment by the fund those securities deemed to be the most attractive of the higher ranked securities.

Markets Reacted to Shifting Macroeconomic Developments

The reporting period began in the midst of a major stock market decline. One credit-rating agency’s downgrade of long-term U.S. government debt, an intensifying debt crisis in Europe and inflation-fighting programs in China in the weeks prior to the start of the reporting period triggered a flight away from stocks and other risky assets, and the downward slide continued in September 2011. Fortunately, better U.S. economic data and new remedial measures from European and Chinese policymakers arrested the decline during the fall.

By the beginning of 2012, U.S. stocks were rallying amid U.S. employment gains, a quantitative easing program in Europe and less restrictive monetary and fiscal policies in China. Investors grew more tolerant of risks, focusing more intently on company fundamentals and less on macroeconomic news. However, these positive influences were called into question during the spring, when the U.S. labor market’s rebound slowed, measures designed to relieve fiscal pressures in Europe encountered resistance and the Chinese economy remained sluggish. The summer saw the market rally resume amid more encouraging economic data, and the Russell 2500™ Index ended the reporting period with double-digit gains. In this environment, small- and midcap stocks generally lagged their large-cap counterparts.

Quantitative Models Proved Ineffective

The disciplined, quantitative stock selection process the fund employed until August 20, 2012, detracted from the fund’s performance during the reporting period’s volatile markets, producing lagging results in seven of the 10 economic sectors represented in the benchmark. Shortfalls were particularly pronounced in the consumer discretionary and health care sectors, which were both relatively strong areas for the Index. In the information technology sector, disappointments included mobile software developer Mitek Systems, which struggled with legal issues regarding certain patents underlying a popular application; and network solutions provider Acme Packet, which reduced the revenue and earnings guidance it provides to analysts. Other detractors from the fund’s relative performance included consumer electronics accessories maker Zagg, lender DFC Global and marketing services provider MDC Partners.

The fund achieved mildly positive relative results in the consumer staples sector, where food processor Smart Balance gained value as shoppers paid greater attention to health and wellness issues. The fund also benefited from underweighted exposure to and favorable stock selections in the utilities sector, a relatively weak area for the benchmark. Drug developer Pharmasset ranked as the fund’s top performer for the reporting period, mainly due to the company’s acquisition by Gilead Sciences at a premium to its stock price at the time. Other winners included specialty retailer Ulta Salon Cosmetics & Fragrance, technology services provider Allot Communications, and pharmacy benefits manager Catamaran.

Adopting a New Investment Strategy

As of August 20, 2012, the fund’s new portfolio manager began to implement the fund’s new investment strategy. The “bottom-up” security selection process the fund now employs focuses on small- and midcap stocks with above-average valuation and business momentum characteristics. This style is sometimes called “GARP,” or “growth at a reasonable price.” Because we have attempted to carefully manage the transition to the new strategy, the process of restructuring the fund’s portfolio holdings was still underway as of the reporting period’s end.

September 17, 2012

Please note, the position in any security highlighted with italicized typeface was sold during the period.

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.

Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance.

[1]

Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

[2]

SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2500™ Index is a widely accepted, unmanaged index, which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth value. Investors cannot invest directly in any index.

The Funds 29

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/12
	Inception		From
	Date	1Year	Inception
Class M shares	9/30/09	0.34%	10.42%
Investor shares	9/30/09	0.08%	10.14%
Russell 2500 Index	9/30/09	13.82%	13.49%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Small/MidCap Fund on 9/30/09 (inception date) to a $10,000 investment made in the Russell 2500 Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Index is an unmanaged index designed to track the performance of small- to mid-cap U.S. stocks. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2011, through August 31, 2012, as provided by D. Kirk Henry, Sean P. Fitzgibbon and Mark A. Bogar, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2012, BNY Mellon International Fund’s Class M shares produced a total return of –2.98%, and Investor shares produced a total return of –3.20%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of –0.04% for the same period.2

International stocks encountered heightened volatility throughout the reporting period due to changing global economic conditions. The fund lagged its benchmark, primarily resulting from shortfalls in its value-oriented strategy.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue this goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers.

The fund allocates its assets between a core investment style and a value investment style at the discretion of the investment advisor.The fund is not managed to a specific target duration between these investment styles. However, under normal conditions, at least 30% of the fund’s assets will be invested in each of the core and value investment styles. Pursuant to the core investment style, under normal circumstances, at least 80% of the fund’s cash inflows allocated to this style are invested in equity securities of companies located in the foreign countries represented in the MSCI EAFE Index and Canada.

The fund will continue to invest in stocks that appear to be undervalued (as measured by their price/earnings ratios), but stocks purchased pursuant to the core investment style may have value and/or growth char-acteristics.The core investment style portfolio manager employs a “bottom-up” investment approach, which emphasizes individual stock selection. The core investment style stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

The fund’s investment approach for the portion of the fund using the value-oriented investment style is research-driven and risk-averse. When selecting stocks, we identify potential investments through valuation screening and extensive fundamental research. Emphasizing individual stock selection over economic or industry trends, the fund focuses on three key factors: value, business health and business momentum.

Markets Reacted Sharply to Economic Developments

The reporting period began with major stock market declines throughout the world. One credit-rating agency’s downgrade of long-term U.S. government debt, an intensifying European debt crisis and inflationary pressures in China triggered a flight away from stocks and other risky assets. Fortunately, better U.S. economic data and remedial measures from European and Chinese policymakers soon arrested the decline.

By the start of 2012, stocks were rallying amid U.S. employment gains, quantitative easing in Europe and less restrictive monetary and fiscal policies in China. Consequently, investors focused more intently on company fundamentals. However, they returned to a

The Funds 31

DISCUSSION OF FUND PERFORMANCE (continued)

risk-averse posture during the spring when austerity programs in Europe encountered resistance. More encouraging economic data over the summer enabled the MSCI EAFE Index to end the reporting period close to where it began.

In this tumultuous environment, international investors tended to prefer large-cap, dividend-paying companies with positive earnings momentum. In contrast, they typically did not favor value-oriented companies.

Mixed Investment Results in Volatile Markets

The fund’s relative performance over the reporting period was undermined by its value-oriented strategy in the United Kingdom, where metals producers Anglo American and Lonmin were hurt by reduced demand from the emerging markets, grocery chain Tesco lost market share, and catalog retailer Home Retail Group encountered sluggish sales. In contrast, the fund’s core strategy scored relative success with traditionally defensive U.K. stocks such as British American Tobacco, brewer SABMiller and spirits producer Diageo.

In Italy, refiner Saras was hurt when political turmoil in Libya disrupted crude oil supplies, and Telecom Italia suffered in the economic downturn. In Finland, handset maker Nokia failed to capitalize on the increasing popularity of smartphones over traditional handsets. Japanese gaming companies CAPCOM and Gree also disappointed.

The fund achieved better results in Germany, where successful stock selections included utilities E.ON and RWE, which rallied from previous weakness; health care company Bayer, which posted strong results in its pharmaceuticals division; automotive supplier Continental; cable television operator ProSiebenSat.1 Media; and software developer SAP. Winners in the Netherlands included Koninklijke Philips Electronics, insurer Aegon and household products seller Unilever. The fund also benefited from underweighted exposure to Spain, where strong stock selections included textiles company Inditex. In other areas of the world, the fund scored success with utilities in Japan and the United Kingdom, as well as in the health care sector through Australia’s Primary Health Care and France’s Sanofi.

Finding Attractive Opportunities Worldwide

The international equity markets’ gyrations have created what we believe are attractive valuations among companies we consider fundamentally sound. In our judgment, the fund remains well positioned for a broad-based market rebound as global macroeconomic concerns wane.

September 17, 2012

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The portfolio’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging market countries.

[1]

Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

[2]

SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe,Australasia, Far East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/12
	1Year	5 Years	10 Years
Class M shares	–2.98%	–6.12%	4.80%
Investor shares	–3.20%	–6.36%	4.53%
Morgan Stanley Capital International
Europe, Australasia, Far East Index	–0.04%	–4.81%	6.67%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon International Fund on 8/31/02 to a $10,000 investment made in the Morgan Stanley Capital International Europe,Australasia, Far East Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 33

DISCUSSION OF FUND PERFORMANCE (continued)

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2011, through August 31, 2012, as provided by D. Kirk Henry, Sean P. Fitzgibbon and Jay Malikowski, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2012, BNY Mellon Emerging Markets Fund’s Class M shares produced a total return of –9.55%, and Investor shares returned –9.86%.1 This compares with a –5.80% total return produced by the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”), the fund’s benchmark, for the same period.2

Emerging markets stocks posted declines for the reporting period as economic conditions deteriorated. The fund lagged its benchmark, primarily due to shortfalls in its value-oriented strategy.

The Fund’s Investment Approach

The fund seeks long-term capital growth.To pursue its goal, the fund invests at least 80% of its assets in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets.

The fund allocates its assets between a core investment style and a value investment style at the discretion of the investment advisor.The fund is not managed to a specific target duration between these investment styles. However, under normal conditions at least 30% of the fund’s assets will be invested in each of the core and value investment styles. Pursuant to the core investment style, under normal circumstances at least 80% of the fund’s cash inflows allocated to this style are invested in equity securities of companies located in the foreign countries represented in the MSCI EM Index.

The fund will continue to invest in stocks that appear to be undervalued (as measured by their price/earnings ratios), but stocks purchased pursuant to the core investment style may have value and/or growth characteristics. The core investment style portfolio manager employs a “bottom-up” investment approach, which emphasizes individual stock selection.The core investment style stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EM Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

When choosing stocks for the portion of the fund using the value-oriented investment style, we use a research-driven and risk-averse approach. We identify potential investments through valuation screening and extensive fundamental research. Emphasizing individual stock selection rather than economic and industry trends, we focus on three key factors: value, business health and business momentum.

Markets Reacted Sharply to Economic Developments

The reporting period began with major stock market declines throughout the world. One credit-rating agency’s downgrade of long-term U.S. government debt, an intensifying European debt crisis and inflation-fighting programs in China triggered a flight away from riskier assets, including emerging markets stocks, over the fall of 2011.

By early 2012, however, emerging markets stocks began to rally amid better economic news, including U.S. employment gains, quantitative easing in Europe and less restrictive monetary and fiscal policies in China. However, investors returned to a risk-averse posture during the spring, when austerity programs in Europe encountered resistance and the Chinese economy had not yet responded to stimulative measures.

In this tumultuous environment, investors tended to prefer better known markets and companies, especially those with positive earnings momentum. In contrast, they typically did not favor value-oriented markets and companies.

Mixed Investment Results in Volatile Markets

The fund’s relative performance over the reporting period was undermined by its value-oriented strategy in India, where disappointments in the materials, industrials and financials sectors included metals producer Sterlite Industries India, conglomerate Reliance Industries and financial institutions State Bank of India and Oriental Bank of Commerce. In China, rising corn prices hurt China Agri-Industries Holdings, and subdued leasing activity undermined shopping mall developer Renhe Commercial Holdings. South Africa’s Anglo American Platinum was hurt by labor unrest and unfavorable supply-and-demand dynamics, and fixed-line telephone companyTelkom shares declined due to continued losses in their nascent mobile business and government fines related to aggressive pricing policies in their fixed line business. From an industry group perspective, shortfalls were particularly evident among consumer staples and financials stocks, including Korean brewer Hite Brewery, Indian agricultural processor Shree Renuka Sugars, China Construction Bank, Industrial and Commercial Bank of China and Brazil’s Itau Unibanco Holding.

Despite the dampening effects of Hite Jinro, Korea was the fund’s top performing country for the reporting period. Samsung Electronics benefited from greater adoption of smartphones, Hyundai Mobis gained U.S. market share, Grand Korea Leisure saw increased traffic in its casinos, and tobacco producer KT&G reported steady growth. In Taiwan, several technology stocks rebounded from previous weakness, including Taiwan Semiconductor Manufacturing, Hon Hai Precision Industry, Novatek Microelectronics and Transcend Information. In Thailand, Bangkok Bank avoided the problems facing lenders in most developed markets. Elsewhere, Beijing Capital International Airport, China Railway Construction, China Railway Group, and electric utilities in China, Korea and Brazil also fared well.

Finding Attractive Opportunities

The emerging markets’ gyrations have created what we believe are some compelling valuations among companies we consider fundamentally sound. In our judgment, the fund remains well positioned for a broad-based market rebound as inflationary pressures subside and economic conditions improve.

September 17, 2012

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging markets countries.

[1]

Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

[2]

SOURCE: LIPPER INC. — Reflects reinvestment of gross dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Emerging Markets Index is a market capitalization- weighted index composed of companies representative of the market structure of select designated emerging market countries in Europe, Latin America and the Pacific Basin. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Funds 35

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/12
	1Year	5 Years	10 Years
Class M shares	–9.55%	–0.90%	13.02%
Investor shares	–9.86%	–1.16%	12.75%
Morgan Stanley Capital International
Emerging Markets Index	–5.80%	–0.37%	15.00%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Emerging Markets Fund on 8/31/02 to a $10,000 investment made in the Morgan Stanley Capital International Emerging Markets Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Index is a market capitalization-weighted index composed of companies representative of the market structure of select designated emerging market countries in Europe, Latin America and the Pacific Basin.The Index excludes closed markets and those shares in otherwise free markets, which are not purchasable by foreigners.The Index includes gross dividends reinvested and does not take into account charges, fees and other expenses.These factors can contribute to the Index potentially outperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2011, through August 31, 2012, as provided byThomas J. Durante, Richard A. Brown and Karen Q.Wong, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2012, BNY Mellon International Appreciation Fund’s Class M shares produced a total return of –0.55%, and Investor shares returned –0.85%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of –0.04% for the same period.2

Changing economic conditions fueled heightened volatility among international stocks throughout the reporting period.The fund lagged its benchmark due to expenses and pricing disparities between the stocks of the companies comprising the MSCI EAFE Index and the related Depository Receipts (DRs) in which the fund invests.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation.To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities, including DRs, common stocks, preferred stocks, convertible securities, equity securities in foreign investment funds or trusts and other equity investments.

The fund invests primarily in DRs representing the local shares of non-U.S. companies, in particular, American Depositary Receipts (ADRs). In selecting securities, we screen the MSCI EAFE Index universe of approximately 1,000 issuers for the availability of issuers with a DR facility.The investment adviser then uses a proprietary mathematical algorithm to reflect the characteristics of the developed markets that takes into consideration risk characteristics, including country weights and sector weights within each country. As a result of this process, we expect to hold ADRs representing 200 to 300 foreign issuers. The fund’s country allocation is expected to be within 5% of that of the MSCI EAFE Index, and under normal circumstances, the fund will invest in at least 10 different countries.The fund generally will not invest in securities from developing countries because they are not included in the MSCI EAFE Index.

Markets Reacted Sharply to Economic Developments

The reporting period began with stock market declines throughout the world. One credit-rating agency’s downgrade of long-term U.S. government debt, an intensifying European debt crisis and inflationary pressures in China triggered a flight away from stocks and other risky assets. Fortunately, better U.S. economic data and remedial measures from European policymakers arrested the decline during the fall of 2011.

By the start of 2012, stocks in many markets were rallying amid U.S. employment gains, quantitative easing in Europe and less restrictive monetary and fiscal policies in China. Consequently, investors focused more intently on company fundamentals and less on macroeconomic news. However, investors returned to a risk-averse posture during the spring when austerity programs in Europe encountered resistance, U.S. employment gains moderated and China’s economy remained sluggish. The slowdown in China and other emerging markets dampened exports from other regions, particularly among producers of industrial commodities and construction materials. More encouraging economic data over the summer enabled the MSCI EAFE Index to end the reporting period close to where it began.

The Funds 37

DISCUSSION OF FUND PERFORMANCE (continued)

Investment Results Varied Across Regions

The reporting period proved notable for the wide differences in stock market performance in various regions of the world. The United Kingdom ranked among the global equity markets’ stronger performers when it rebounded from earlier weakness. Stocks of U.K. insurers, energy producers, telecommunications companies and others with high dividend yields fared well as investors searched for income in a low interest rate environment. Germany benefited from a depreciating euro, which made its exports more attractive to foreign markets, boosting the value of German pharmaceutical developers and technology firms. Australia also produced above-average gains, primarily on the strength of its financial sector, which has not experienced the credit problems plaguing many European and U.S. banks.

Japan represented both the MSCI EAFE Index’s largest country component and one of its weakest performers. Consumer spending in Japan proved anemic, and a strengthening yen hurt export activity. Spain remained under pressure from the European debt crisis, requiring a bailout of its banking system. The market decline in Spain was led by an energy company that was partially nationalized by Argentina and a number of utilities that were undermined by austerity measures. From an industry group perspective, metal producers struggled when industrial demand fell, and brokerage firms were hurt by light trading volumes in capital markets.

During the reporting period, the fund successfully employed index futures contracts and currency forward contracts to manage cash balances and achieve greater participation in international equity markets.

Macroeconomic Headwinds Remain

In light of ongoing macroeconomic challenges, we believe that heightened market volatility is likely to persist until the strength of the global economy becomes clearer. We have continued to monitor the factors considered by the fund’s investment model in light of current market conditions. In our experience, the fund’s broadly diversified portfolio may help limit the impact on the overall portfolio of unexpected losses in individual sectors or holdings.

September 17, 2012

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging market countries.

[1]

Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

[2]

SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe,Australasia, Far East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/12
	1Year	5 Years	10 Years
Class M shares	–0.55%	–5.23%	5.30%
Investor shares	–0.85%	–5.45%	5.03%
Morgan Stanley Capital International
Europe, Australasia, Far East Index	–0.04%	–4.81%	6.67%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon International Appreciation Fund on 8/31/02 to a $10,000 investment made in the Morgan Stanley Capital International Europe,Australasia, Far East Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

As of the close of business on September 12, 2008, substantially all of the assets of another investment company advised by an affiliate of the fund’s investment adviser, BNY Hamilton International Equity Fund (the “predecessor fund”), a series of BNY Hamilton Funds, Inc., were transferred to BNY Mellon International Appreciation Fund in a tax-free reorganization and the fund commenced operations.The performance figures for the fund’s Class M shares represent the performance of the predecessor fund’s Institutional shares prior to the commencement of operations for BNY Mellon International Appreciation Fund and the performance of BNY Mellon International Appreciation Fund’s Class M shares thereafter.The performance figures for Investor shares represent the performance of the predecessor fund’s Class A shares prior to the commencement of operations for BNY Mellon International Appreciation Fund and the performance of BNY Mellon International Appreciation Fund’s Investor shares thereafter. Investor shares are subject to a Shareholder Services Plan.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 39

DISCUSSION OF FUND PERFORMANCE (continued)

DISCUSSION OF
FUND PERFORMANCE

For the period from December 15, 2011, the fund’s inception, through August 31, 2012, as provided by Jocelin A. Reed, CFA, C. Wesley Boggs, Warren Chiang, CFA, and Ronald Gala, CFA, Primary Portfolio Managers

Fund and Market Performance Overview

For the period between the fund’s inception on December 15, 2011, and the end of its fiscal year on August 31, 2012, BNY Mellon International Equity Income Fund’s Class M shares produced a total return of 5.28%, and its Investor shares returned 5.10%.1 In comparison, the fund’s benchmark, Morgan Stanley Capital International All CountryWorld Index Ex-U.S. (MSCI ACWI Ex-US Index), provided a total return of 5.21% from November 30, 2011, through August 31, 2012.2

Changing economic conditions fueled heightened volatility among international stocks throughout the reporting period. The fund’ Investor shares produced lower returns than its benchmark, mainly due to shortfalls early in the reporting period as we put cash to work in international equity markets.

The Fund’s Investment Approach

The fund seeks total return consisting of capital appreciation and income.To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund focuses on dividend-paying stocks of foreign companies, including those in developed and emerging-market countries.The fund may invest in the stocks of companies of any market capitalization.

We select stocks through a disciplined investment process using proprietary quantitative computer models that analyze a diverse set of characteristics to identify and rank stocks according to earnings quality. Based on this analysis, we generally select from the higher ranked dividend-paying securities those stocks that we believe will continue to pay above-average dividends. We seek to overweight higher dividend-paying stocks, while maintaining country and sector weights generally similar to those of the MSCI ACWI Ex-US Index.

Markets Reacted Sharply to Economic Developments

The reporting period began with stock market declines throughout the world. One credit-rating agency’s downgrade of long-term U.S. government debt, an intensifying European debt crisis and inflationary pressures in China triggered a flight away from stocks and other risky assets. Fortunately, better U.S. economic data and remedial measures from European policymakers largely arrested the decline during the fall of 2011.

By the start of 2012, stocks in many markets were rallying amid U.S. employment gains, quantitative easing in Europe and less restrictive monetary and fiscal policies in China. Consequently, investors focused more intently on company fundamentals and less on macroeconomic news. However, investors returned to a risk-averse posture during the spring when austerity programs in Europe encountered resistance, U.S. employment gains moderated and China’s economy remained sluggish.The slowdown in China and other emerging markets dampened exports from other regions, particularly among producers of industrial commodities and construction materials. More encouraging economic data over the summer enabled the MSCI ACWI Ex-US Index to end the reporting period only modestly lower than where it began.

Sector Allocations Weighed on Relative Performance

The fund’s dividend-oriented security selection strategy tended to hold up better than market averages in falling markets but generally lagged during rallies. In addition, the fund did not participate fully in rising markets in the weeks after the fund’s inception as the process of deploying the fund’s assets into the international equity markets took some time.

From an industry group perspective, the fund’s relative results were hampered by underweighted exposure to the traditionally defensive consumer staples and health care sectors as well as an overweighted position in the utilities sector. From a regional standpoint, the fund suffered shortfalls in the United Kingdom, where investment manager Man Group encountered negative asset flows. Spain proved to be one of the harder hit European nations, where telecommunications carrier Telefonica fared better than most Spanish stocks but weighed on performance compared to the fund’s broader benchmark. France Telecom also was hurt by the European financial crisis. Results from Norway were undermined by handset maker Nokia, which struggled to produce a competitive smartphone.

The fund achieved better results in the Pacific Rim, primarily due to strength in the telecommunications sector in Australia and New Zealand, and underweighted exposure to Japan. Australian financial institutions, such as Westpac Banking and Commonwealth Bank of Australia, fared well as they were spared the debt problems affecting banking systems elsewhere. Finally, lottery operatorTatts Group benefited from lower costs, positive cash flows, a rising dividend and higher earnings.

Finding Growth and Income Opportunities Worldwide

Although headwinds remain, we currently are guardedly optimistic about the prospects for the global economy and stock markets. Moreover, overseas companies increasingly appear to be following the lead of their U.S. counterparts in adopting shareholder friendly policies, including dividend hikes and stock buyback programs.

In anticipation of a more constructive environment, we have identified a number of opportunities among high-quality, dividend-paying companies in South America, but we have found fewer in the peripheral nationals of Europe that have been at the epicenter of the region’s financial crisis.

September 17, 2012

Please note, the position in any security highlighted with italicized typeface was sold during the period.

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

[1]

Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Fund Advisers pursuant to an agreement in effect until January 1, 2013, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

[2]	SOURCE: LIPPER — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The MSCI ACWI Ex-US

Index captures large and mid cap representation across 23 of 24 Developed Markets (DM) countries (excluding the US) and 21 Emerging Markets (EM) countries. Investors cannot invest directly in any index. For comparative purposes, the value of the Index as of 11/30/11 is used as the beginning value on 12/15/11.

The Funds 41

FUND PERFORMANCE

Actual Aggregate Total Returns as of 8/31/12
	Inception	From
	Date	Inception
Class M shares	12/15/11	5.28%
Investor shares	12/15/11	5.10%
Morgan Stanley Capital International
All Country World Index Ex-U.S.	11/30/11	5.21%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon International Equity Income Fund on 12/15/11 (inception date) to a $10,000 investment made in the Morgan Stanley Capital International All Country World Index ex USA (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Index captures large and mid cap representation across 23 of 24 Developed Markets (DM) countries (excluding the US) and 21 Emerging Markets (EM) countries. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund expenses, including expense reimbursements, if applicable, is contained in the Expense section of the prospectus and elsewhere in this report.

† For comparative purposes, the value of the Index on 11/30/11 is used as the beginning value on 12/15/11.

DISCUSSION OF
FUND PERFORMANCE

For the reporting period of September 1, 2011, through August 31, 2012, as provided by Sean Fitzgibbon, Jeffrey McGrew, John Flahive and Bernard Schoenfeld, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2012, BNY Mellon Asset Allocation Fund’s Class M shares produced a total return of 5.72%, and Investor shares produced 5.44%.1 The fund’s primary benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced a total return of 17.98% and its secondary benchmark, the Barclays U.S. Aggregate Bond Index, produced a total return of 5.78% for the same period.2

Changing economic sentiment fueled heightened market volatility, as market declines in September 2011 and during the spring of 2012 were more than offset by gains at other times of the reporting period. The fund produced lower returns than its benchmark, mainly due to performance declines in some of its underlying investments, most notably Dreyfus U.S. Equity Fund, BNY Mellon Mid Cap Multi-Strategy Fund, Guggenheim Managed Futures Strategy Fund and BNY Mellon Emerging Markets Fund.

The Fund’s Investment Approach

Effective September 15, 2011, the fund implemented changes to the fund’s investment strategy pursuant to which the fund may invest in both individual securities and other investment companies, including other BNY Mellon funds, funds in the Dreyfus Family of Funds and unaffiliated open-end funds, closed-end funds and exchange-traded funds (collectively, the “underlying funds”). To pursue its goal, the fund may allocate its assets, directly in individual equity and debt securities and/or through investment in the underlying funds, to gain investment exposure to the following asset classes: Large Cap Equities, Small Cap and Mid Cap Equities, Developed International and Global Equities, Emerging Markets Equities, Investment Grade Bonds, High Yield Bonds, Emerging Markets Debt, Diversifying Strategies and Money Market Instruments.

Further information about the fund’s investment strategy and investment process is described in the fund’s prospectus.

Macroeconomic Developments Fueled Market Volatility

The reporting period began in the midst of major declines among stocks and higher yielding bonds throughout the world. One credit-rating agency’s downgrade of long-term U.S. government debt, an intensifying credit crisis in Europe and inflation-fighting programs in China triggered a flight away from stocks and toward traditional safe havens, such as U.S.Treasury securities. Fortunately, better U.S. economic data and new remedial measures from European policymakers largely arrested the decline during the fall.

By the beginning of 2012, U.S. stocks were rallying amid domestic employment gains, a quantitative easing program in Europe, and less restrictive monetary and fiscal policies in China. Investors grew more tolerant of risks, focusing more intently on company fundamentals and less on macroeconomic news. However, these positive influences were called into question during the spring, when the U.S. labor market’s rebound slowed and measures designed to relieve fiscal pressures in Europe encountered resistance. The summer saw the stock market rally resume amid more encouraging global economic data, and the S&P 500 Index ended the reporting period near multi-year highs.

The Funds 43

DISCUSSION OF FUND PERFORMANCE (continued)

Bonds also generally fared well over the reporting period when longer term interest rates fell in response to accommodative measures adopted by the Federal Reserve Board and other central banks. In addition, riskier segments of the bond market rallied as credit conditions gradually improved and default rates stayed low.

Underlying Strategies Produced Mixed Results

Although the fund participated in some of the stock market’s gains, its relative performance was undermined by the performance of several of its underlying strategies. Dreyfus U.S. Equity Fund was hindered by its defensive positioning, including underweighted exposure to the rallying financials sector. BNY Mellon Midcap Multi-Strategy Fund struggled with disappointing stock selections in the materials, industrials and information technology sectors. The hedging strategies employed by Guggenheim Managed Futures Strategy, which uses derivative instruments, proved relatively ineffective in volatile markets. BNY Mellon Emerging Markets Fund’s value-oriented strategy caused it to miss out on better results from more growth-oriented stocks.

The fund’s direct investments in stocks and bonds fared better. Among bonds, an emphasis on higher yielding corporate- and mortgage-backed securities buoyed performance compared to the fixed-income benchmark. In the stock portfolio, underweighted exposure to the utilities sector and strong stock selections in the consumer discretionary and industrials sectors benefited relative performance. Finally, BNY Mellon Focused Equity Fund achieved relatively strong results among financial and health care companies.

Finding Opportunities in Choppy Markets

We are guardedly optimistic about a gradual economic recovery as uncertainty related to U.S. elections fades and stimulus programs gain traction. As of the end of the reporting period, the fund’s target allocations across the asset classes represented in its underlying strategies included roughly 45% of assets allocated to domestic stocks, 34% to fixed-income securities, 14% to international stocks, about 4% to cash and various diversifying strategies, and 3% to real estate investment trusts. In our judgment, these allocations position the fund well for a slow-growth economic environment.

September 17, 2012

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

[1]

Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Fund Advisers pursuant to an agreement in effect through December 31, 2012, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

[2]

SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.The Barclays U.S.Aggregate Bond Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset- backed securities with an average maturity of 1-10 years.The indices’ returns do not reflect the fees and expenses associated with operating a mutual fund.

Investors cannot invest directly in any index.

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/12
	1Year	5 Years	10 Years
Class M shares	5.72%	2.30%	5.96%
Investor shares	5.44%	2.06%	5.70%
Standard & Poor’s 500
Composite Stock Price Index	17.98%	1.28%	6.50%
Barclays U.S. Aggregate Bond Index	5.78%	6.66%	5.48%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Asset Allocation Fund on 8/31/02 to a $10,000 investment made in two different indices: (1) the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) and (2) the Barclays U.S.Aggregate Bond Index (the “Barclays Index”).All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance.The Barclays Index is a widely accepted, unmanaged index of corporate, government and government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 45

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemptions fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each BNY Mellon equity fund from March 1, 2012 to August 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2012

	Class M Shares	Investor Shares
BNY Mellon Large Cap Stock Fund
Expenses paid per $1,000†	$4.08	$5.35
Ending value (after expenses)	$1,030.70	$1,028.40
Annualized expense ratio (%)	.80	1.05
BNY Mellon Large Cap Market
Opportunities Fund
Expenses paid per $1,000†	$3.99	$5.41
Ending value (after expenses)	$1,011.70	$1,009.90
Annualized expense ratio (%)	.79	1.07
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.22	$5.43
Ending value (after expenses)	$1,021.20	$1,019.70
Annualized expense ratio (%)	.83	1.07
BNY Mellon Income Stock Fund
Expenses paid per $1,000†	$4.13	$5.40
Ending value (after expenses)	$1,027.10	$1,025.90
Annualized expense ratio (%)	.81	1.06
BNY Mellon Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.46	$5.70
Ending value (after expenses)	$972.40	$971.30
Annualized expense ratio (%)	.90	1.15
BNY Mellon Small Cap Multi-Strategy Fund
Expenses paid per $1,000†	$5.30	$6.60
Ending value (after expenses)	$1,006.40	$1,005.70
Annualized expense ratio (%)	1.05	1.31
BNY Mellon U.S. Core Equity 130/30 Fund
Expenses paid per $1,000†	$9.86	$9.56
Ending value (after expenses)	$1,043.40	$1,044.40
Annualized expense ratio (%)	1.92	1.86
BNY Mellon Focused
Equity Opportunities Fund
Expenses paid per $1,000†	$4.40	$5.71
Ending value (after expenses)	$1,010.80	$1,010.10
Annualized expense ratio (%)	.87	1.13

Expenses and Value of a $1,000 Investment (continued)
assuming actual returns for the six months ended August 31, 2012

	Class M Shares	Investor Shares
BNY Mellon Small/Mid Cap Fund
Expenses paid per $1,000†	$4.54	$5.77
Ending value (after expenses)	$961.50	$961.40
Annualized expense ratio (%)	.92	1.17
BNY Mellon International Fund
Expenses paid per $1,000†	$5.15	$6.37
Ending value (after expenses)	$949.90	$948.00
Annualized expense ratio (%)	1.05	1.30
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$6.59	$7.71
Ending value (after expenses)	$872.70	$870.50
Annualized expense ratio (%)	1.40	1.64
BNY Mellon International Appreciation Fund
Expenses paid per $1,000†	$4.28	$5.51
Ending value (after expenses)	$957.40	$956.10
Annualized expense ratio (%)	.87	1.12
BNY Mellon International Equity Income Fund
Expenses paid per $1,000†	$5.87	$7.09
Ending value (after expenses)	$947.40	$945.80
Annualized expense ratio (%)	1.20	1.45
BNY Mellon Asset Allocation Fund
Expenses paid per $1,000†	$1.21	$2.51
Ending value (after expenses)	$1,000.10	$998.90
Annualized expense ratio (%)	.24	.50

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Funds 47

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in each fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended August 31, 2012

	Class M Shares	Investor Shares
BNY Mellon Large Cap Stock Fund
Expenses paid per $1,000†	$4.06	$5.33
Ending value (after expenses)	$1,021.11	$1,019.86
Annualized expense ratio (%)	.80	1.05
BNY Mellon Large Cap Market
Opportunities Fund
Expenses paid per $1,000†	$4.01	$5.43
Ending value (after expenses)	$1,021.17	$1,019.76
Annualized expense ratio (%)	.79	1.07
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.22	$5.43
Ending value (after expenses)	$1,020.96	$1,019.76
Annualized expense ratio (%)	.83	1.07
BNY Mellon Income Stock Fund
Expenses paid per $1,000†	$4.12	$5.38
Ending value (after expenses)	$1,021.06	$1,019.81
Annualized expense ratio (%)	.81	1.06
BNY Mellon Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.57	$5.84
Ending value (after expenses)	$1,020.61	$1,019.36
Annualized expense ratio (%)	.90	1.15
BNY Mellon Small Cap Multi-Strategy Fund
Expenses paid per $1,000†	$5.33	$6.65
Ending value (after expenses)	$1,019.86	$1,018.55
Annualized expense ratio (%)	1.05	1.31
BNY Mellon U.S. Core Equity 130/30 Fund
Expenses paid per $1,000†	$9.73	$9.42
Ending value (after expenses)	$1,015.48	$1,015.79
Annualized expense ratio (%)	1.92	1.86
BNY Mellon Focused
Equity Opportunities Fund
Expenses paid per $1,000†	$4.42	$5.74
Ending value (after expenses)	$1,020.76	$1,019.46
Annualized expense ratio (%)	.87	1.13

Expenses and Value of a $1,000 Investment (continued)
assuming a hypothetical 5% annualized return for the six months ended August 31, 2012

	Class M Shares	Investor Shares
BNY Mellon Small/Mid Cap Fund
Expenses paid per $1,000†	$4.67	$5.94
Ending value (after expenses)	$1,020.51	$1,019.25
Annualized expense ratio (%)	.92	1.17
BNY Mellon International Fund
Expenses paid per $1,000†	$5.33	$6.60
Ending value (after expenses)	$1,019.86	$1,018.60
Annualized expense ratio (%)	1.05	1.30
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$7.10	$8.31
Ending value (after expenses)	$1,018.10	$1,016.89
Annualized expense ratio (%)	1.40	1.64
BNY Mellon International Appreciation Fund
Expenses paid per $1,000†	$4.42	$5.69
Ending value (after expenses)	$1,020.76	$1,019.51
Annualized expense ratio (%)	.87	1.12
BNY Mellon International Equity Income Fund
Expenses paid per $1,000†	$6.09	$7.35
Ending value (after expenses)	$1,019.10	$1,017.85
Annualized expense ratio (%)	1.20	1.45
BNY Mellon Asset Allocation Fund
Expenses paid per $1,000†	$1.22	$2.54
Ending value (after expenses)	$1,023.93	$1,022.62
Annualized expense ratio (%)	.24	.50

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Funds 49

STATEMENT OF INVESTMENTS

August 31, 2012

BNY Mellon Large Cap Stock Fund
Common Stocks—100.0%	Shares	Value ($)		Shares	Value ($)
Automobiles & Components—.9%			Food, Beverage & Tobacco (continued)
Autoliv	149,030[a]	8,835,989	Lorillard	92,130	11,563,236
Banks—2.8%			PepsiCo	355,980	25,783,631
Wells Fargo & Co.	810,930	27,595,948	Philip Morris International	257,290	22,975,997
Capital Goods—7.5%			Ralcorp Holdings	143,760[b]	10,201,210
Caterpillar	132,490	11,305,372	Unilever, ADR	602,570	21,620,212
Cooper Industries	225,200	16,473,380			108,539,291
Danaher	158,310	8,480,667	Health Care Equipment &
Eaton	123,370[a]	5,517,106	Services—5.1%
General Electric	1,148,656	23,788,666	Allscripts Healthcare Solutions	373,090[b]	3,917,445
Tyco International	145,220	8,187,504	Cigna	162,730	7,448,152
		73,752,695	Covidien	307,230	17,220,241
Commercial & Professional			McKesson	107,820	9,392,200
Services—.7%			Zimmer Holdings	194,380	12,008,796
Robert Half International	257,000	6,759,100			49,986,834
Consumer Durables & Apparel—1.0%			Insurance—1.0%
PVH	100,400	9,427,560	Chubb	131,640	9,726,880
Consumer Services—.7%			Materials—3.0%
Carnival	187,114	6,489,114	LyondellBasell Industries, Cl. A	276,820[a]	13,519,889
Diversified Financials—9.2%			Praxair	94,980	10,020,390
American Express	274,970	16,030,751	Vale, ADR	364,100	5,960,317
Ameriprise Financial	214,070	11,754,584			29,500,596
Bank of America	740,340	5,915,317	Media—5.3%
Capital One Financial	160,440	9,069,673	CBS, Cl. B	429,710	15,615,661
IntercontinentalExchange	71,310[b]	9,748,077	News, Cl. A	773,850	18,100,352
JPMorgan Chase & Co.	489,356	18,174,682	Walt Disney	375,520	18,576,974
Moody's	238,880	9,459,648			52,292,987
T. Rowe Price Group	170,720	10,489,037	Pharmaceuticals, Biotech &
		90,641,769	Life Sciences—10.4%
Energy—11.7%			Johnson & Johnson	225,200	15,185,236
Anadarko Petroleum	160,020	11,084,585	Merck & Co.	651,630	28,052,672
Apache	163,870	14,051,852	Pfizer	1,506,140	35,936,500
Ensco, Cl. A	247,730	14,212,270	Sanofi, ADR	571,500	23,402,925
EOG Resources	67,030	7,259,349			102,577,333
Exxon Mobil	292,940	25,573,662	Real Estate—1.0%
National Oilwell Varco	253,290	19,959,252	American Tower	67,890	4,779,456
Occidental Petroleum	163,720	13,917,837	CBRE Group, Cl. A	273,970[b]	4,742,421
TransCanada	210,940[a]	9,507,066			9,521,877
		115,565,873	Retailing—2.5%
Food, Beverage & Tobacco—11.0%			Amazon.com	53,480[b]	13,275,341
Coca-Cola Enterprises	357,400	10,554,022	Target	170,570	10,931,831
Dr. Pepper Snapple Group	130,350	5,840,983			24,207,172

BNY Mellon Large Cap Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares		Value ($)
Software & Services—9.5%			Utilities—2.2%
Alliance Data Systems	133,630[b]	18,394,169	NextEra Energy	322,750		21,724,302
Cognizant Technology			Total Common Stocks
Solutions, Cl. A	159,590[b]	10,258,445	(cost $782,437,622)			984,056,655
Informatica	171,860[b]	5,602,636
International Business Machines	78,290	15,254,807	Other Investment—.0%
Intuit	183,840	10,761,994	Registered Investment Company;
Oracle	483,050	15,288,533	Dreyfus Institutional Preferred
Teradata	104,328[b]	7,968,573	Plus Money Market Fund
VMware, Cl. A	114,272[b]	10,174,779	(cost $89,911)	89,911	[c]	89,911
		93,703,936
			Investment of Cash Collateral
Technology Hardware &			for Securities Loaned—1.8%
Equipment—10.8%
			Registered Investment Company;
Apple	105,680	70,302,563
			Dreyfus Institutional Cash
EMC	602,850[b]	15,848,926
			Advantage Fund
QUALCOMM	335,870	20,642,570	(cost $17,903,427)	17,903,427	[c]	17,903,427
		106,794,059
Telecommunication			Total Investments
Services—2.0%			(cost $800,430,960)	101.8% 1,002,049,993
AT&T	549,039	20,116,789	Liabilities, Less Cash and Receivables	(1.8%)		(17,857,937)

Transportation—1.7%			Net Assets	100.0%		984,192,056
FedEx	185,970	16,296,551

ADR—American Depository Receipts
a Security, or portion thereof, on loan.At August 31, 2012, the value of the fund's securities on loan was $17,533,446 and the value of the collateral held by the fund was $17,903,427.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Energy	11.7	Utilities	2.2
Food, Beverage & Tobacco	11.0	Telecommunication Services	2.0
Technology Hardware & Equipment	10.8	Money Market Investments	1.8
Pharmaceuticals, Biotech & Life Sciences	10.4	Transportation	1.7
Software & Services	9.5	Consumer Durables & Apparel	1.0
Diversified Financials	9.2	Insurance	1.0
Capital Goods	7.5	Real Estate	1.0
Media	5.3	Automobiles & Components	.9
Health Care Equipment & Services	5.1	Commercial & Professional Services	.7
Materials	3.0	Consumer Services	.7
Banks	2.8
Retailing	2.5		101.8

† Based on net assets.
See notes to financial statements.

The Funds 51

STATEMENT OF INVESTMENTS

August 31, 2012

BNY Mellon Large Cap Market Opportunities Fund
Common Stocks—81.4%	Shares	Value ($)		Shares	Value ($)
Automobiles & Components—1.0%			Food, Beverage & Tobacco—4.0%
Johnson Controls	56,649	1,541,419	Coca-Cola	31,980	1,196,052
Banks—2.7%			Kraft Foods, Cl. A	57,354	2,381,912
PNC Financial Services Group	29,440	1,829,990	PepsiCo	33,795	2,447,772
Wells Fargo & Co.	69,010	2,348,410			6,025,736
		4,178,400	Health Care Equipment &
Capital Goods—9.7%			Services—5.8%
Boeing	15,642	1,116,839	C.R. Bard	13,518	1,326,251
Caterpillar	26,100	2,227,113	Express Scripts Holding	37,620[a]	2,355,764
Donaldson	44,534	1,571,605	Meridian Bioscience	53,985	954,455
Dover	27,390	1,583,416	ResMed	48,350[a]	1,816,510
Emerson Electric	24,750	1,255,320	Stryker	22,762	1,212,304
Flowserve	11,470	1,464,260	Varian Medical Systems	19,206[a]	1,129,121
Honeywell International	36,906	2,157,156			8,794,405
MSC Industrial Direct, Cl. A	16,996	1,177,823	Household & Personal Products—2.0%
Precision Castparts	8,358	1,346,307	Colgate-Palmolive	13,413	1,425,936
Rockwell Collins	18,418	900,088	Procter & Gamble	24,990	1,679,078
		14,799,927			3,105,014
Consumer Durables & Apparel—1.7%			Insurance—1.3%
Coach	20,340	1,182,364	MetLife	59,230	2,021,520
NIKE, Cl. B	14,319	1,394,098	Materials—3.7%
		2,576,462	Celanese, Ser. A	40,106	1,534,455
Consumer Services—4.0%			Monsanto	18,178	1,583,486
Las Vegas Sands	35,660	1,511,627	Praxair	11,635	1,227,493
McDonald's	15,189	1,359,264	Sigma-Aldrich	18,940	1,345,308
Panera Bread, Cl. A	7,261[a]	1,124,729			5,690,742
Starbucks	42,341	2,100,537	Media—2.1%
		6,096,157	Comcast, Cl. A	32,100	1,076,313
Diversified Financials—1.2%			Walt Disney	42,689	2,111,825
Invesco	80,123	1,897,312			3,188,138
Energy—9.4%			Pharmaceuticals, Biotech &
Apache	12,629	1,082,937	Life Sciences—6.1%
CARBO Ceramics	12,942	910,858	Celgene	19,548[a]	1,408,238
EOG Resources	12,058	1,305,881	Gilead Sciences	28,720[a]	1,656,857
Halliburton	46,511	1,523,700	Johnson & Johnson	18,170	1,225,203
Marathon Oil	64,430	1,792,443	Merck & Co.	49,715	2,140,231
Noble	45,890[a]	1,750,244	Watson Pharmaceuticals	34,416[a]	2,799,742
Occidental Petroleum	13,481	1,146,020			9,230,271
Schlumberger	39,835	2,883,257	Retailing—5.5%
Valero Energy	62,830	1,964,066	Family Dollar Stores	23,631	1,503,877
		14,359,406	Lowe's	57,355	1,633,470
Food & Staples Retailing—1.0%			TJX	51,316	2,349,760
Wal-Mart Stores	20,566	1,493,092	Tractor Supply	14,156	1,351,615

BNY Mellon Large Cap Market Opportunities Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares		Value ($)
Retailing (continued)			Technology Hardware &
Urban Outfitters	39,190[a]	1,471,193	Equipment (continued)
		8,309,915	Microsoft	40,349		1,243,556
Semiconductors & Semiconductor			QUALCOMM	20,542		1,262,511
Equipment—1.9%						11,445,499
Intel	49,992	1,241,301	Transportation—1.0%
Texas Instruments	57,980	1,683,739	C.H. Robinson Worldwide	16,308		923,196
		2,925,040	Expeditors International of Washington	14,150		518,031
Software & Services—9.8%						1,441,227
Adobe Systems	36,527[a]	1,142,199	Total Common Stocks
Automatic Data Processing	23,035	1,337,873	(cost $110,996,741)			124,085,605
Google, Cl. A	2,15 5[a]	1,476,369
International Business Machines	9,430	1,837,435	Other Investment—18.4%
MasterCard, Cl. A	4,499	1,902,627	Registered Investment Companies:
Oracle	44,286	1,401,652	BNY Mellon U.S. Core Equity
Paychex	40,206	1,337,252	130/30 Fund, Cl. M	1,267,621	[b]	15,541,034
Salesforce.com	14,455[a]	2,098,577	Dreyfus Institutional Preferred
Teradata	31,840[a]	2,431,939	Plus Money Market Fund	3,619,171	[c]	3,619,171
		14,965,923	Dreyfus Research Growth Fund, Cl. I	872,211	[b]	8,922,714
Technology Hardware &			Total Other Investment
Equipment—7.5%			(cost $26,552,065)			28,082,919
Amphenol, Cl. A	23,474	1,428,862	Total Investments (cost $137,548,806)	99.8%		152,168,524
Apple	8,213	5,463,616
			Cash and Receivables (Net)	.2%		317,010
Cisco Systems	70,413	1,343,480
FLIR Systems	35,529	703,474	Net Assets	100.0%		152,485,534

a	Non-income producing security.
b	Investment in affiliated mutual fund.
c	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Mutual Funds: Domestic	16.0	Money Market Investment	2.4
Software & Services	9.8	Media	2.1
Capital Goods	9.7	Household & Personal Products	2.0
Energy	9.4	Semiconductors & Semiconductor Equipment	1.9
Technology Hardware & Equipment	7.5	Consumer Durables & Apparel	1.7
Pharmaceuticals, Biotech & Life Sciences	6.1	Insurance	1.3
Health Care Equipment & Services	5.8	Diversified Financials	1.2
Retailing	5.5	Automobiles & Components	1.0
Consumer Services	4.0	Food & Staples Retailing	1.0
Food, Beverage & Tobacco	4.0	Transportation	1.0
Materials	3.7
Banks	2.7		99.8

† Based on net assets.
See notes to financial statements.

The Funds 53

STATEMENT OF INVESTMENTS

August 31, 2012

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Common Stocks—85.6%	Shares	Value ($)		Shares	Value ($)
Automobiles & Components—.9%			Capital Goods (continued)
BorgWarner	920[a]	63,278	Precision Castparts	3,907	629,340
Ford Motor	9,153	85,489	Rockwell Automation	148	10,665
Harley-Davidson	294	12,336	Rockwell Collins	8,630	421,748
Johnson Controls	33,056	899,454	Stanley Black & Decker	673	44,270
		1,060,557	Tyco International	1,194	67,318
Banks—3.6%			United Technologies	7,057	563,501
Bank of America	24,514	195,867	W.W. Grainger	230	47,371
BB&T	10,807	340,853	Xylem	2,768	67,235
Fifth Third Bancorp	3,364	50,931			10,762,443
First Horizon National	2,190	19,622	Commercial & Professional
M&T Bank	630	54,747	Services—.1%
PNC Financial Services Group	21,870	1,359,439	DeVry	880	16,993
SunTrust Banks	1,700	42,789	Waste Management	2,644	91,430
U.S. Bancorp	14,940	499,145			108,423
Wells Fargo & Co.	57,113	1,943,555	Consumer Durables & Apparel—1.2%
		4,506,948	Coach	9,471	550,549
Capital Goods—8.7%			Lennar, Cl. A	1,970	63,887
3M	1,014	93,896	Mattel	618	21,717
Boeing	8,581	612,683	NIKE, Cl. B	6,972	678,794
Caterpillar	16,037	1,368,437	Ralph Lauren	450	71,392
Cooper Industries	410	29,991	VF	270	41,224
Cummins	96	9,323			1,427,563
Danaher	1,132	60,641	Consumer Services—3.1%
Deere & Co.	861	64,670	Carnival	9,472	328,489
Donaldson	18,800	663,452	International Game Technology	259	3,183
Dover	17,159	991,962	Las Vegas Sands	20,800	881,712
Eaton	9,132	408,383	McDonald's	8,886	795,208
Emerson Electric	12,300	623,856	Panera Bread, Cl. A	3,058[a]	473,684
Fastenal	910	39,212	Starbucks	19,624	973,547
Flowserve	4,820	615,321	Starwood Hotels &
Fluor	377	19,415	Resorts Worldwide	860[b]	47,412
General Dynamics	741	48,543	Wyndham Worldwide	590	30,763
General Electric	40,402	836,725	Yum! Brands	4,906	312,610
Honeywell International	22,697	1,326,640			3,846,608
Illinois Tool Works	10	593	Diversified Financials—2.6%
Ingersoll-Rand	8,430	394,187	American Express	2,279	132,866
Joy Global	660	35,231	Ameriprise Financial	792	43,489
Lockheed Martin	730	66,532	BlackRock	70	12,346
MSC Industrial Direct, Cl. A	7,177	497,366	Capital One Financial	1,543	87,226
Northrop Grumman	436	29,164	Charles Schwab	2,261	30,501
PACCAR	607	24,225	Citigroup	6,550	194,600
Parker Hannifin	632	50,547	CME Group	575	31,567

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Diversified Financials (continued)			Energy (continued)
Discover Financial Services	1,197	46,360	Schlumberger	25,450	1,842,071
Franklin Resources	77	9,040	Southwestern Energy	740[a]	23,036
Goldman Sachs Group	1,714	181,204	Spectra Energy	1,317	37,218
IntercontinentalExchange	289[a]	39,506	Tesoro	460	18,280
Invesco	51,414	1,217,484	Valero Energy	37,963	1,186,723
JPMorgan Chase & Co.	14,794	549,449	Williams	759	24,493
Legg Mason	1,780	43,752	WPX Energy	733	11,435
Moody's	720	28,512			12,127,142
Principal Financial Group	2,139	58,694	Food & Staples Retailing—1.3%
State Street	10,286	427,898	Costco Wholesale	4,415	432,096
T. Rowe Price Group	571	35,082	CVS Caremark	2,960	134,828
		3,169,576	Kroger	1,636	36,450
Energy—9.8%			Sysco	1,650	49,995
Anadarko Petroleum	411	28,470	Wal-Mart Stores	12,579	913,235
Apache	6,644	569,723	Walgreen	537	19,203
Baker Hughes	1,080	49,248	Whole Foods Market	370	35,798
Cabot Oil & Gas	580	24,018			1,621,605
Cameron International	186[a]	10,176	Food, Beverage &
CARBO Ceramics	5,425	381,811	Tobacco—5.0%
Chevron	8,004	897,729	Altria Group	4,149	140,900
ConocoPhillips	2,476	140,612	Archer-Daniels-Midland	1,580	42,265
CONSOL Energy	836	25,247	Beam	389	22,702
Devon Energy	659	38,110	Coca-Cola	34,104	1,275,490
EOG Resources	6,001	649,908	ConAgra Foods	1,040	26,114
EQT	630	33,995	Constellation Brands, Cl. A	530[a]	17,458
Exxon Mobil	15,784	1,377,943	Dean Foods	1,080[a]	17,734
FMC Technologies	1,240[a]	58,082	Dr. Pepper Snapple Group	600	26,886
Halliburton	32,826	1,075,380	General Mills	1,720	67,648
Hess	670	33,855	H.J. Heinz	853	47,529
Kinder Morgan	932	33,338	Hershey	281	20,181
Marathon Oil	41,867	1,164,740	Hillshire Brands	333	8,681
Marathon Petroleum	538	27,841	J.M. Smucker	119	10,111
National Oilwell Varco	930	73,284	Kraft Foods, Cl. A	38,205	1,586,654
Noble	26,360[a]	1,005,370	Lorillard	340	42,673
Noble Energy	453	39,819	McCormick & Co.	482	29,614
Occidental Petroleum	7,964	677,020	Mead Johnson Nutrition	3,647	267,435
Peabody Energy	990	21,414	Molson Coors Brewing, Cl. B	880	39,195
Phillips 66	1,323	55,566	Monster Beverage	380[a]	22,393
Pioneer Natural Resources	510	49,654	PepsiCo	23,051	1,669,584
Plains Exploration & Production	5,911[a]	232,421	Philip Morris International	7,794	696,004
QEP Resources	6,198	177,821	Reynolds American	710	32,731
Range Resources	480	31,291			6,109,982

The Funds 55

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Health Care Equipment &			Insurance (continued)
Services—4.5%			Aon	8,416	437,295
Aetna	328	12,598	Berkshire Hathaway, Cl. B	4,062[a]	342,589
AmerisourceBergen	896	34,514	Chubb	711	52,536
Baxter International	1,585	93,008	Cincinnati Financial	1,390	53,737
Becton Dickinson & Co.	187	14,208	Hartford Financial Services Group	686	12,300
Boston Scientific	9,689[a]	52,321	Lincoln National	2,076	48,205
C.R. Bard	6,249	613,089	Loews	957	38,902
Cardinal Health	1,100	43,505	Marsh & McLennan	896	30,616
Cerner	420[a]	30,719	MetLife	36,422	1,243,083
Cigna	468	21,420	Prudential Financial	1,076	58,653
Covidien	6,931	388,483	Travelers	5,331	345,129
DaVita	450[a]	43,771			2,869,993
Edwards Lifesciences	310[a]	31,654	Materials—3.3%
Express Scripts Holding	24,758[a]	1,550,346	Air Products & Chemicals	3,539	292,251
Humana	401	28,102	Bemis	361	10,924
Intuitive Surgical	110[a]	54,097	Celanese, Ser. A	22,604	864,829
Laboratory Corp. of			CF Industries Holdings	200	41,402
America Holdings	511[a]	44,942	Cliffs Natural Resources	549	19,676
McKesson	569	49,566	Dow Chemical	2,466	72,278
Medtronic	1,906	77,498	E.I. du Pont de Nemours & Co.	2,001	99,550
Meridian Bioscience	22,707	401,460	Freeport-McMoRan Copper & Gold	9,414	339,940
Quest Diagnostics	620	37,491	International Paper	1,524	52,669
ResMed	20,377	765,564	Monsanto	8,931	777,979
St. Jude Medical	1,006	37,987	Mosaic	780	45,170
Stryker	10,561	562,479	Newmont Mining	1,280	64,870
UnitedHealth Group	1,942	105,451	Nucor	1,120	42,168
Varian Medical Systems	8,079[a]	474,964	PPG Industries	578	63,592
WellPoint	254	15,207	Praxair	5,767	608,418
		5,584,444	Sigma-Aldrich	8,916	633,303
Household & Personal			Vulcan Materials	699	27,205
Products—2.0%
					4,056,224
Clorox	770	56,017
			Media—2.8%
Colgate-Palmolive	6,704	712,702
			CBS, Cl. B	959	34,850
Estee Lauder, Cl. A	820	49,159
			Comcast, Cl. A	37,026	1,241,482
Kimberly-Clark	920	76,912
			DIRECTV	1,632[a]	85,011
Procter & Gamble	24,256	1,629,761
			Discovery Communications, Cl. A	1,070[a]	58,679
		2,524,551
			McGraw-Hill	898	45,978
Insurance—2.3%
			News, Cl. A	4,796	112,178
ACE	739	54,486
			Omnicom Group	870	44,692
Aflac	1,080	49,874
			Time Warner	2,392	99,388
Allstate	1,260	46,973
			Time Warner Cable	913	81,093
American International Group	1,620[a]	55,615

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Media (continued)			Retailing (continued)
Viacom, Cl. B	1,308	65,413	Dollar Tree	810[a]	39,018
Walt Disney	32,128	1,589,372	eBay	2,742[a]	130,163
		3,458,136	Family Dollar Stores	13,283	845,330
Pharmaceuticals, Biotech &			Genuine Parts	474	29,938
Life Sciences—6.8%			Home Depot	11,443	649,390
Abbott Laboratories	3,353	219,756	Kohl's	15	783
Agilent Technologies	316	11,743	Limited Brands	289	14,045
Alexion Pharmaceuticals	470[a]	50,389	Lowe's	26,462	753,638
Allergan	679	58,482	Macy's	1,309	52,766
Amgen	1,860	156,091	Netflix	190[a]	11,347
Biogen Idec	522[a]	76,520	Nordstrom	740	42,794
Bristol-Myers Squibb	4,352	143,660	O'Reilly Automotive	294[a]	24,975
Celgene	9,313[a]	670,909	Priceline.com	58[a]	35,065
Eli Lilly & Co.	9,456	424,669	Ross Stores	1,164	80,537
Forest Laboratories	2,200[a]	76,318	Target	1,870	119,848
Gilead Sciences	19,320[a]	1,114,571	TJX	23,682	1,084,399
Johnson & Johnson	14,241	960,271	Tractor Supply	5,968	569,825
Merck & Co.	38,516	1,658,114	Urban Outfitters	16,580[a]	622,413
Pfizer	41,557	991,550			5,787,126
Shire, ADR	3,040	275,242	Semiconductors & Semiconductor
Thermo Fisher Scientific	810	46,454	Equipment—2.0%
Watson Pharmaceuticals	17,717[a]	1,441,278	Altera	1,148	42,855
		8,376,017	Analog Devices	1,563	62,114
Real Estate—.5%			Broadcom, Cl. A	1,320[a]	46,900
American Tower	975[b]	68,640	Intel	32,347	803,176
AvalonBay Communities	289[b]	40,899	Lam Research	1,910[a]	65,188
CBRE Group, Cl. A	1,590[a]	27,523	Linear Technology	765	25,264
Equity Residential	857[b]	51,763	Micron Technology	3,830[a]	23,784
HCP	1,330[b]	60,994	NVIDIA	3,000[a]	42,090
Health Care REIT	940[b]	54,934	NXP Semiconductors	12,730[a]	296,864
Host Hotels & Resorts	2,743[b]	41,968	Texas Instruments	35,514	1,031,327
Plum Creek Timber	501[b]	20,506	Xilinx	1,284	43,540
ProLogis	1,560[b]	53,305			2,483,102
Simon Property Group	782[b]	124,103	Software & Services—7.9%
Ventas	890[b]	58,286	Accenture, Cl. A	7,283	448,633
Weyerhaeuser	990[b]	24,661	Adobe Systems	17,172[a]	536,968
		627,582	Autodesk	384[a]	11,923
Retailing—4.7%			Automatic Data Processing	11,327	657,872
Amazon.com	2,437[a]	604,937	Citrix Systems	534[a]	41,486
Bed Bath & Beyond	668[a]	44,870	Cognizant Technology
Best Buy	1,750	31,045	Solutions, Cl. A	251[a]	16,134

The Funds 57

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Software & Services (continued)			Telecommunication
Fiserv	446[a]	31,804	Services (continued)
Google, Cl. A	1,528[a]	1,046,818	CenturyLink	1,660	70,152
International Business Machines	9,667	1,883,615	Crown Castle International	800[a]	50,768
Intuit	797	46,656	Sprint Nextel	8,940[a]	43,359
MasterCard, Cl. A	2,131	901,200	Verizon Communications	10,890	467,617
Microsoft	34,813	1,072,937			1,398,038
Oracle	27,775	879,079	Transportation—1.2%
Paychex	18,414	612,450	C.H. Robinson Worldwide	7,525	425,990
Salesforce.com	8,674[a]	1,259,291	CSX	2,178	48,918
Symantec	164[a]	2,924	Expeditors International
Visa, Cl. A	1,110	142,358	of Washington	6,696	245,141
Western Union	2,552	44,941	FedEx	928	81,321
Yahoo!	3,282[a]	48,081	Norfolk Southern	852	61,736
		9,685,170	Southwest Airlines	3,960	35,402
Technology Hardware &			Union Pacific	3,724	452,243
Equipment—8.8%			United Parcel
Amphenol, Cl. A	10,677	649,909	Service, Cl. B	1,743	128,651
Apple	7,910	5,262,048			1,479,402
Cisco Systems	42,542	811,701	Utilities—1.4%
Dell	3,902[a]	41,322	AES	1,483	16,891
EMC	23,767[a]	624,834	AGL Resources	1,500	59,475
FLIR Systems	14,986	296,723	Ameren	1,850	60,532
Hewlett-Packard	5,058	85,379	American Electric Power	1,360	58,466
Molex	774	20,550	CenterPoint Energy	13,910	283,625
Motorola Solutions	898	42,799	CMS Energy	2,796	64,504
QUALCOMM	21,616	1,328,519	Dominion Resources	1,103	57,885
SanDisk	1,040[a]	42,869	DTE Energy	660	38,544
Seagate Technology	950	30,409	Duke Energy	1,331	86,222
Teradata	20,138[a]	1,538,140	Edison International	430	18,830
Xerox	5,130	37,808	Entergy	170	11,574
		10,813,010	Exelon	650	23,705
Telecommunication			FirstEnergy	1,040	45,448
Services—1.1%			NextEra Energy	1,050	70,675
AT&T	20,910	766,142	NiSource	1,200	29,208

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares	Value ($)	Other Investment—14.1%	Shares		Value ($)
Utilities (continued)			Registered Investment Companies;
Northeast Utilities	673	25,352	BNY Mellon U.S. Core Equity
NRG Energy	2,000	42,680	130/30 Fund, Cl. M	751,416	[c]	9,212,362
Pepco Holdings	3,410	65,847	Dreyfus Institutional Preferred
Pinnacle West Capital	1,325	68,065	Plus Money Market Fund	1,942,377	[d]	1,942,377
PPL	810	23,757	Dreyfus Research
			Growth Fund, Cl. I	605,896	[c]	6,198,317
Sempra Energy	6,473	428,513
			Total Other Investment
Southern	1,573	71,304	(cost $16,189,309)			17,353,056
Wisconsin Energy	948	35,986
Xcel Energy	50	1,395	Total Investments (cost $108,012,237)	99.7%		122,925,181
		1,688,483	Cash and Receivables (Net)	.3%		336,977
Total Common Stocks			Net Assets	100.0%		123,262,158
(cost $91,822,928)		105,572,125

ADR—American Depository Receipts
REIT—Real Estate Investment Trust
a	Non-income producing security.
b	Investment in real estate investment trust.
c	Investment in affiliated mutual fund.
[d]	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Mutual Funds: Domestic	12.5	Insurance	2.3
Energy	9.8	Household & Personal Products	2.0
Technology Hardware & Equipment	8.8	Semiconductors & Semiconductor Equipment	2.0
Capital Goods	8.7	Money Market Investment	1.6
Software & Services	7.9	Utilities	1.4
Pharmaceuticals, Biotech & Life Sciences	6.8	Food & Staples Retailing	1.3
Food, Beverage & Tobacco	5.0	Consumer Durables & Apparel	1.2
Retailing	4.7	Transportation	1.2
Health Care Equipment & Services	4.5	Telecommunication Services	1.1
Banks	3.6	Automobiles & Components	.9
Materials	3.3	Real Estate	.5
Consumer Services	3.1	Commercial & Professional Services	.1
Media	2.8
Diversified Financials	2.6		99.7

† Based on net assets.

See notes to financial statements.

The Funds 59

STATEMENT OF INVESTMENTS

August 31, 2012

BNY Mellon Income Stock Fund
Common Stocks—98.3%	Shares	Value ($)		Shares	Value ($)
Automobiles & Components—.9%			Insurance—3.3%
Johnson Controls	182,650	4,969,906	Arthur J. Gallagher & Co.	371,900	13,284,268
Banks—4.4%			MetLife	136,310	4,652,260
U.S. Bancorp	483,150	16,142,042			17,936,528
Wells Fargo & Co.	223,210	7,595,836	Materials—8.7%
		23,737,878	Eastman Chemical	198,010	10,942,033
Capital Goods—7.2%			International Paper	252,870	8,739,187
Eaton	205,280[a]	9,180,122	LyondellBasell Industries, Cl. A	224,080[a]	10,944,067
General Electric	1,011,532	20,948,828	Martin Marietta Materials	82,960[a]	6,336,485
Honeywell International	154,500	9,030,525	PPG Industries	92,030	10,125,141
		39,159,475			47,086,913
Commercial & Professional			Media—10.0%
Services—1.4%			McGraw-Hill	125,710	6,436,352
Pitney Bowes	583,120[a]	7,790,483	Omnicom Group	174,560	8,967,147
Consumer Durables & Apparel—3.0%			Regal Entertainment Group, Cl. A	1,441,710[a]	20,039,769
Garmin	201,540[a]	8,132,139	Time Warner	311,830	12,956,536
Newell Rubbermaid	451,590	8,097,009	Viacom, Cl. B	121,550	6,078,716
		16,229,148			54,478,520
Consumer Services—1.5%			Pharmaceuticals, Biotech &
Carnival	234,990	8,149,453	Life Sciences—9.8%
Diversified Financials—4.4%			Johnson & Johnson	199,460	13,449,588
Invesco	227,410	5,385,069	Merck & Co.	479,580	20,645,919
JPMorgan Chase & Co.	504,019	18,719,266	Pfizer	791,858	18,893,732
		24,104,335			52,989,239
Energy—6.6%			Semiconductors & Semiconductor
BP, ADR	168,950	7,106,037	Equipment—1.3%
Exxon Mobil	170,120	14,851,476	Texas Instruments	248,040	7,203,082
Occidental Petroleum	88,670	7,537,837	Software & Services—.7%
Valero Energy	199,700	6,242,622	Paychex	117,190	3,897,739
		35,737,972	Technology Hardware &
Food, Beverage & Tobacco—9.7%			Equipment—3.3%
ConAgra Foods	705,340	17,711,087	Cisco Systems	506,330	9,660,776
Kraft Foods, Cl. A	189,070	7,852,077	QUALCOMM	132,670	8,153,898
Lorillard	70,100	8,798,251			17,814,674
PepsiCo	248,580	18,004,649	Telecommunication
			Services—7.5%
		52,366,064
			Vodafone Group, ADR	736,430	21,297,556
Health Care Equipment &
Services—1.0%			Windstream	1,973,812[a]	19,481,524
Baxter International	89,350	5,243,058			40,779,080
Household & Personal Products—1.4%			Utilities—12.2%
Procter & Gamble	108,890	7,316,319	Dominion Resources	151,680	7,960,166

BNY Mellon Income Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)	Other Investment—1.2%	Shares	Value ($)
Utilities (continued)			Registered Investment Company;
DTE Energy	201,790	11,784,536	Dreyfus Institutional Preferred
Exelon	111,940	4,082,452	Plus Money Market Fund
National Grid, ADR	201,140	10,956,096	(cost $6,406,257)	6,406,257 [b]	6,406,257
NextEra Energy	305,560	20,567,244	Investment of Cash Collateral
PPL	378,510	11,101,698	for Securities Loaned—13.1%
		66,452,192	Registered Investment Company;
Total Common Stocks			Dreyfus Institutional Cash
(cost $495,910,009)		533,442,058	Advantage Fund
			(cost $71,135,350)	71,135,350 [b]	71,135,350
Preferred Stocks—.8%
			Total Investments
Banks—.8%			(cost $578,478,993)	113.4%	615,710,948
Citigroup,
			Liabilities, Less Cash and Receivables	(13.4%)	(72,872,166)
Conv., Cum. $7.5
(cost $5,027,377)	50,990	4,727,283	Net Assets	100.0%	542,838,782

ADR—American Depository Receipts

a Security, or portion thereof, on loan.At August 31, 2012, the value of the fund's securities on loan was $69,335,415 and the value of the collateral held by the fund was $71,135,350.
b Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Money Market Investments	14.3	Technology Hardware & Equipment	3.3
Utilities	12.2	Insurance	3.3
Media	10.0	Consumer Durables & Apparel	3.0
Pharmaceuticals, Biotech & Life Sciences	9.8	Consumer Services	1.5
Food, Beverage & Tobacco	9.7	Commercial & Professional Services	1.4
Materials	8.7	Household & Personal Products	1.4
Telecommunication Services	7.5	Semiconductors & Semiconductor Equipment	1.3
Capital Goods	7.2	Health Care Equipment & Services	1.0
Energy	6.6	Automobiles & Components	.9
Diversified Financials	4.4	Software & Services	.7
Banks	5.2		113.4

† Based on net assets.
See notes to financial statements.

The Funds 61

STATEMENT OF INVESTMENTS

August 31, 2012

BNY Mellon Mid Cap Multi-Strategy Fund
Common Stocks—81.8%	Shares	Value ($)		Shares	Value ($)
Automobiles & Components—1.3%			Capital Goods (continued)
BorgWarner	14,798[a]	1,017,806	Babcock and Wilcox	19,910[a]	491,180
Delphi Automotive	36,869	1,116,762	Chicago Bridge & Iron & Co.	12,149	447,326
Gentex	18,974	332,424	Cooper Industries	17,042	1,246,622
Goodyear Tire & Rubber	32,262[a]	393,596	Donaldson	201,374	7,106,488
Harley-Davidson	26,415	1,108,373	Dover	21,488	1,242,221
Lear	105,794	4,107,981	Eaton	37,181	1,662,734
Tesla Motors	8,402[a]	239,625	Fastenal	32,684	1,408,353
Thor Industries	130,528	4,103,800	Flowserve	6,167	787,279
TRW Automotive Holdings	12,823[a]	560,493	Fluor	22,720	1,170,080
Visteon	6,563[a]	302,029	Fortune Brands Home & Security	20,307[a]	517,828
WABCO Holdings	42,889[a]	2,518,442	GATX	12,292	505,939
		15,801,331	Hubbell, Cl. B	77,207	6,239,870
Banks—3.6%			IDEX	18,814	749,926
Associated Banc-Corp	96,868	1,255,409	Ingersoll-Rand	32,380	1,514,089
Bank of Hawaii	24,399	1,127,966	Joy Global	13,144	701,627
Capitol Federal Financial	94,291	1,119,234	KBR	186,867	5,062,227
CIT Group	23,083[a]	871,614	Kennametal	119,483	4,401,754
Commerce Bancshares	19,978	803,715	L-3 Communications Holdings	11,448	804,108
East West Bancorp	301,994	6,625,748	Lincoln Electric Holdings	122,911	5,070,079
Fifth Third Bancorp	95,506	1,445,961	Masco	45,702	647,140
First Citizens Bancshares, Cl. A	3,990	658,909	MSC Industrial Direct, Cl. A	58,396	4,046,843
First Niagara Financial Group	61,699	486,805	Nordson	8,023	471,833
Fulton Financial	71,866	699,256	Owens Corning	16,595[a]	553,609
Hudson City Bancorp	67,689	486,684	PACCAR	40,851	1,630,363
KeyCorp	108,423	914,006	Pall	15,287	848,581
M&T Bank	14,334	1,245,625	Parker Hannifin	16,814	1,344,784
New York Community Bancorp	68,128	903,377	Pentair	87,687	3,726,697
Popular	16,730[a]	265,003	Quanta Services	27,976[a]	671,424
Prosperity Bancshares	61,000	2,568,100	Rockwell Automation	15,397	1,109,508
Regions Financial	344,847	2,400,135	Rockwell Collins	17,666	863,337
Signature Bank	124,800[a]	8,065,824	Roper Industries	56,536	5,811,335
SunTrust Banks	58,282	1,466,958	Shaw Group	8,436[a]	354,987
SVB Financial Group	65,658[a]	3,807,507	Snap-on	7,559	524,746
Synovus Financial	1,052,590	2,189,387	SPX	82,741	5,287,150
Valley National Bancorp	56,519	548,234	Stanley Black & Decker	19,505	1,283,039
Washington Federal	206,000	3,316,600	Terex	132,167[a]	2,916,926
Zions Bancorporation	25,985	500,211	Textron	30,617	818,086
		43,772,268	Timken	86,613	3,478,378
Capital Goods—9.7%			TransDigm Group	32,627[a]	4,522,755
Aecom Technology	16,257[a]	315,223	Triumph Group	102,303	6,079,867
AMETEK	308,552	10,586,419	United Rentals	52,255[a]	1,688,359
B/E Aerospace	166,384[a]	6,698,620	W.W. Grainger	6,411	1,320,409

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Capital Goods (continued)			Consumer Durables &
Wabtec	31,527	2,463,520	Apparel (continued)
Waste Connections	189,617	5,489,412	Toll Brothers	259,944[a]	8,505,368
Xylem	28,744	698,192	Tupperware Brands	9,229	493,567
		117,381,272	Under Armour, Cl. A	71,777[a,b]	4,178,139
Commercial & Professional			VF	8,824	1,347,248
Services—1.9%			Whirlpool	9,162	691,365
Avery Dennison	16,494	515,108			37,670,208
Cintas	15,456	624,732	Consumer Services—1.7%
Clean Harbors	53,811[a]	2,926,780	Apollo Group, Cl. A	15,616[a]	419,290
Corrections Corp. of America	79,633	2,652,575	Brinker International	168,158	5,794,725
Dun & Bradstreet	6,158	498,490	Chipotle Mexican Grill	3,534[a]	1,020,054
IHS, Cl. A	7,213[a]	822,571	Darden Restaurants	16,241	843,720
Iron Mountain	18,662	612,114	DeVry	14,629	282,486
Manpower	63,287	2,348,581	H&R Block	36,413	602,999
Nielsen Holdings	18,679[a]	523,759	International Game Technology	35,772	439,638
Pitney Bowes	27,504	367,453	Marriott International, Cl. A	28,702	1,081,491
R.R. Donnelley & Sons	27,040	296,899	MGM Resorts International	53,001[a]	522,590
Republic Services	34,068	941,980	Panera Bread, Cl. A	17,563[a]	2,720,509
Robert Half International	127,200	3,345,360	Royal Caribbean Cruises	120,615	3,259,017
Stericycle	11,153[a]	1,020,723	Service Corporation International	36,168	471,631
Towers Watson & Co., Cl. A	76,953	4,180,087	Starwood Hotels &
Verisk Analytics, Cl. A	23,673[a]	1,148,614	Resorts Worldwide	22,121[c]	1,219,531
		22,825,826	Wyndham Worldwide	16,502	860,414
Consumer Durables &			Wynn Resorts	9,288	958,243
Apparel—3.1%					20,496,338
Deckers Outdoor	5,062[a]	250,670	Diversified Financials—2.4%
Fossil	6,015[a]	510,974	Affiliated Managers Group	76,102[a]	8,951,117
Garmin	13,237	534,113	American Capital	42,150[a]	463,228
Hanesbrands	11,541[a]	374,275	Ameriprise Financial	25,665	1,409,265
Jarden	9,525	460,343	E*TRADE Financial	47,761[a]	409,312
Leggett & Platt	19,708	467,868	IntercontinentalExchange	8,225[a]	1,124,357
Lennar, Cl. A	18,088	586,594	Invesco	50,638	1,199,108
Mattel	36,253	1,273,930	Jefferies Group	91,023	1,337,128
Michael Kors Holdings	9,145	493,373	Legg Mason	20,214	496,860
Mohawk Industries	97,000[a]	6,988,850	Leucadia National	31,419	671,738
Newell Rubbermaid	36,050	646,376	Moody's	22,189	878,684
NVR	632[a]	523,410	Northern Trust	27,259	1,265,908
Polaris Industries	46,721	3,512,952	NYSE Euronext	34,085	853,829
Pulte Group	37,569[a]	513,944	Raymond James Financial	209,730	7,382,496
PVH	43,308	4,066,621	SLM	58,619	923,249
Ralph Lauren	6,377	1,011,711	T. Rowe Price Group	29,090	1,787,290
Tempur-Pedic International	7,635[a]	238,517			29,153,569

The Funds 63

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Energy—4.6%			Energy (continued)
Alpha Natural Resources	32,203[a]	191,286	WPX Energy	27,268	425,381
Cabot Oil & Gas	24,163	1,000,590			56,356,327
Cameron International	26,854[a]	1,469,182	Food & Staples Retailing—.3%
CARBO Ceramics	2,961	208,395	Kroger	67,149	1,496,080
Cheniere Energy	25,749[a]	380,055	Safeway	34,034	532,632
Cimarex Energy	82,550	4,722,685	Whole Foods Market	19,919	1,927,163
Cobalt International Energy	21,446[a]	487,039			3,955,875
Concho Resources	12,064[a]	1,082,623	Food, Beverage & Tobacco—2.2%
CONSOL Energy	26,972	814,554	Beam	17,978	1,049,196
Continental Resources	4,867[a]	360,450	Brown-Forman, Cl. B	18,468	1,183,799
Denbury Resources	49,980[a]	774,190	Bunge	17,616	1,121,258
Diamond Offshore Drilling	8,976	601,572	Coca-Cola Enterprises	34,591	1,021,472
Energen	10,782	550,421	ConAgra Foods	53,743	1,349,487
EQT	16,713	901,833	Constellation Brands, Cl. A	16,291[a]	536,626
FMC Technologies	26,576[a]	1,244,820	Dean Foods	22,121[a]	363,227
Helmerich & Payne	13,456	614,132	Dr. Pepper Snapple Group	24,450	1,095,604
HollyFrontier	131,066	5,280,649	Green Mountain Coffee Roasters	75,401[a,b]	1,832,998
Marathon Petroleum	37,510	1,941,142	H.J. Heinz	33,562	1,870,075
McDermott International	30,533[a]	340,138	Hershey	16,021	1,150,628
Murphy Oil	23,572	1,209,951	Hillshire Brands	17,337	451,976
Nabors Industries	37,105[a]	548,041	Ingredion	11,676	628,519
Newfield Exploration	19,413[a]	633,446	J.M. Smucker	13,237	1,124,748
Noble Energy	21,184	1,862,074	Lorillard	14,435	1,811,737
NRG Energy	28,238	602,599	McCormick & Co.	18,493	1,136,210
Oceaneering International	129,718	6,945,102	Mead Johnson Nutrition	23,007	1,687,103
Peabody Energy	31,959	691,273	Molson Coors Brewing, Cl. B	15,878	707,206
Pioneer Natural Resources	13,802	1,343,763	Monster Beverage	93,699[a]	5,521,682
Plains Exploration & Production	186,335[a]	7,326,692	Ralcorp Holdings	7,609[a]	539,935
QEP Resources	22,484	645,066	Smithfield Foods	22,155[a]	428,035
Range Resources	18,620	1,213,838	Tyson Foods, Cl. A	37,189	582,380
Rowan Companies	17,017[a]	598,658			27,193,901
SandRidge Energy	64,492[a]	423,712	Health Care Equipment &
SEACOR Holdings	6,116[a]	526,037	Services—5.1%
Sempra Energy	24,416	1,616,339	Allscripts Healthcare Solutions	25,943[a]	272,401
Southwestern Energy	40,151[a]	1,249,901	AMERIGROUP	5,568[a]	506,242
Sunoco	12,182	574,869	AmerisourceBergen	30,811	1,186,840
Superior Energy Services	22,771[a]	472,954	Boston Scientific	179,851[a]	971,195
Tesoro	15,751	625,945	C.R. Bard	10,951	1,074,403
Ultra Petroleum	20,012[a]	411,447	Catamaran	65,210[a]	5,683,051
Unit	12,224[a]	486,271	Cerner	16,477[a]	1,205,128
Valero Energy	60,526	1,892,043	Cigna	33,056	1,512,973
Whiting Petroleum	15,591[a]	694,111	Community Health Systems	13,524[a]	365,689
World Fuel Services	9,972	371,058	Cooper	69,337	5,813,907

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Health Care Equipment &			Insurance (continued)
Services (continued)			Markel	1,712[a]	744,549
Coventry Health Care	16,418	683,481	MBIA	19,134[a]	208,178
DaVita	10,900[a]	1,060,243	Old Republic International	35,013	302,162
DENTSPLY International	21,843	792,246	PartnerRe	9,862	723,871
Edwards Lifesciences	12,680[a]	1,294,755	Principal Financial Group	36,996	1,015,170
HCA Holdings	122,411	3,494,834	Progressive	70,195	1,370,908
Health Management Associates, Cl. A	41,619[a]	318,802	Protective Life	239,948	6,778,531
Health Net	10,385[a]	241,451	Reinsurance Group of America	147,658	8,673,431
Henry Schein	98,876[a]	7,594,666	Unum Group	51,347	1,001,780
Hologic	261,242[a]	5,128,180	Validus Holdings	116,921	3,918,023
Humana	18,451	1,293,046	W.R. Berkley	21,016	785,578
IDEXX Laboratories	7,761[a]	737,761	White Mountains
Laboratory Corp. of America Holdings	11,482[a]	1,009,842	Insurance Group	1,180	614,001
LifePoint Hospitals	15,321[a]	619,275	XL Group	38,177	882,652
Quest Diagnostics	19,058	1,152,437			39,375,782
ResMed	188,472[b]	7,080,893	Materials—5.4%
Sirona Dental Systems	7,382[a]	392,279	Airgas	8,546	709,916
St. Jude Medical	35,831	1,352,979	Albemarle	52,165	2,854,990
Tenet Healthcare	64,382[a]	334,143	Alcoa	153,468	1,313,686
Universal Health Services, Cl. B	154,649	6,178,228	Allegheny Technologies	18,198	539,389
Varian Medical Systems	13,853[a]	814,418	Allied Nevada Gold	11,820[a]	385,096
Zimmer Holdings	20,501	1,266,552	AptarGroup	45,555	2,307,361
		61,432,340	Ashland	53,520	3,940,678
Household & Personal			Ball	22,863	964,133
Products—1.1%			Cabot	113,048	3,937,462
Avon Products	49,499	764,760	Carpenter Technology	92,484	4,370,794
Church & Dwight	188,098	10,296,485	Celanese, Ser. A	18,620	712,401
Clorox	14,528	1,056,912	CF Industries Holdings	7,145	1,479,086
Energizer Holdings	7,845	540,520	Cliffs Natural Resources	18,147	650,388
Herbalife	13,009	629,506	Cytec Industries	125,964	8,624,755
Nu Skin Enterprises, Cl. A	6,892	285,949	Domtar	5,956	431,453
		13,574,132	Eastman Chemical	16,992	938,978
Insurance—3.3%			FMC	15,743	855,160
American National Insurance	10,343	731,147	Greif, Cl. A	12,452	554,114
Aon	35,840	1,862,246	Huntsman	24,441	351,462
Assurant	14,216	501,114	International
Assured Guaranty	22,222	293,330	Flavors & Fragrances	10,436	631,587
Everest Re Group	50,897	5,275,983	International Paper	45,348	1,567,227
Fidelity National Financial, Cl. A	44,175	832,257	Martin Marietta Materials	7,626	582,474
Genworth Financial, Cl. A	63,403[a]	335,402	MeadWestvaco	26,137	751,700
Hartford Financial Services Group	58,738	1,053,172	Nucor	38,649	1,455,135
Kemper	21,623	661,664	Owens-Illinois	28,972[a]	506,431
Lincoln National	34,911	810,633	PPG Industries	60,035	6,605,051

The Funds 65

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Materials (continued)			Pharmaceuticals, Biotech &
Reliance Steel & Aluminum	11,094	570,564	Life Sciences (continued)
Rockwood Holdings	9,651	456,878	Incyte	11,507[a]	230,255
Royal Gold	6,968	613,323	Life Technologies	22,315[a]	1,064,649
Sealed Air	27,875	397,776	Medivation	4,260[a]	446,704
Sherwin-Williams	8,630	1,234,780	Mettler-Toledo International	16,651[a]	2,749,247
Sigma-Aldrich	15,059	1,069,641	Mylan	50,317[a]	1,185,972
Sonoco Products	149,686	4,578,895	Myriad Genetics	12,916[a]	322,771
Steel Dynamics	36,481	445,798	Onyx Pharmaceuticals	7,348[a]	528,468
United States Steel	102,505[b]	1,993,722	Perrigo	10,672	1,173,600
Valspar	94,537	5,042,604	Qiagen	33,174[a]	588,507
Vulcan Materials	17,025	662,613	Regeneron Pharmaceuticals	46,299[a]	6,854,567
W.R. Grace & Co.	8,782[a]	507,248	Techne	7,896	541,429
Walter Energy	9,533	311,729	Vertex Pharmaceuticals	124,636[a]	6,646,838
		65,906,478	Waters	11,929[a]	956,587
Media—1.1%			Watson Pharmaceuticals	14,249[a]	1,159,156
AMC Networks, Cl. A	8,656[a]	340,527			37,693,373
Cablevision Systems (NY Group), Cl. A	28,289	422,920	Real Estate—7.8%
Charter Communications, Cl. A	5,888[a]	458,086	Alexandria Real Estate Equities	13,583[c]	1,003,784
Discovery Communications, Cl. A	29,039[a]	1,592,499	American Campus Communities	126,839[c]	5,913,234
DISH Network, Cl. A	24,787	792,936	American Capital Agency	38,810[c]	1,352,140
Gannett	31,334	478,157	Annaly Capital Management	110,524[c]	1,913,170
Interpublic Group of Cos	52,250	555,940	AvalonBay Communities	10,436	1,476,903
Lamar Advertising, Cl. A	10,039[a]	332,492	Boston Properties	14,739[c]	1,652,684
Liberty Global, Cl. A	30,406[a]	1,680,540	BRE Properties	15,118[c]	754,691
Liberty Media, Cl. A	11,701[a]	1,220,180	Camden Property Trust	101,929[c]	7,076,930
McGraw-Hill	30,288	1,550,746	CBRE Group, Cl. A	44,564[a]	771,403
Omnicom Group	29,596	1,520,346	Corporate Office Properties Trust	32,912[c]	735,912
Scripps Networks Interactive, Cl. A	9,972	589,345	Digital Realty Trust	52,982[b,c]	3,947,689
Sirius XM Radio	417,934[a]	1,057,373	Duke Realty	379,827[c]	5,507,491
Virgin Media	32,980	909,259	Extra Space Storage	130,141[c]	4,439,110
		13,501,346	Federal Realty Investment Trust	9,904[c]	1,068,741
Pharmaceuticals, Biotech &			Forest City Enterprises, Cl. A	39,299[a]	592,629
Life Sciences—3.1%			General Growth Properties	54,553[c]	1,122,701
Agilent Technologies	39,307	1,460,648	HCP	43,796[c]	2,008,485
Alexion Pharmaceuticals	20,721[a]	2,221,498	Health Care REIT	23,100[c]	1,349,964
ARIAD Pharmaceuticals	21,522[a]	442,492	Host Hotels & Resorts	273,816[c]	4,189,385
BioMarin Pharmaceutical	15,835[a]	591,279	Jones Lang LaSalle	52,754	3,805,146
Charles River Laboratories			Kimco Realty	310,265[c]	6,304,585
International	18,198[a]	660,951	Macerich	148,585[c]	8,851,208
Endo Health Solutions	167,168[a]	5,319,286	Piedmont Office
Forest Laboratories	33,013[a]	1,145,221	Realty Trust, Cl. A	53,768[c]	912,443
Hospira	21,564[a]	724,119	Plum Creek Timber	22,146[c]	906,436
Illumina	16,139[a]	679,129	ProLogis	122,400[c]	4,182,408

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Real Estate (continued)			Retailing (continued)
Rayonier	85,823[c]	4,204,469	Staples	77,459	845,852
SL Green Realty	71,316[c]	5,748,070	Tiffany & Co.	14,443	894,744
UDR	36,911[c]	932,003	Tractor Supply	43,332	4,137,339
Ventas	28,483[c]	1,865,352	TripAdvisor	9,170[a]	306,645
Vornado Realty Trust	20,830[c]	1,690,771	Ulta Salon Cosmetics & Fragrance	67,026	6,300,444
Weingarten Realty Investors	222,673[c]	6,219,257			67,465,650
Weyerhaeuser	57,118[c]	1,422,809	Semiconductors & Semiconductor
		93,922,003	Equipment—2.4%
Retailing—5.6%			Advanced Micro Devices	87,727[a]	326,344
Abercrombie & Fitch, Cl. A	10,048	361,628	Altera	36,388	1,358,364
Advance Auto Parts	46,276	3,291,149	Analog Devices	36,498	1,450,431
American Eagle Outfitters	21,758	483,898	Applied Materials	143,529	1,677,854
AutoZone	4,091[a]	1,479,469	Atmel	246,448[a]	1,461,437
Bed Bath & Beyond	25,234[a]	1,694,968	Avago Technologies	28,195	1,031,091
Best Buy	31,334	555,865	Cree	68,271[a,b]	1,925,242
Big Lots	8,192[a]	249,364	Cypress Semiconductor	27,512[a]	319,414
CarMax	27,867[a]	852,451	KLA-Tencor	18,771	963,140
Chico's FAS	22,256	421,529	Lam Research	27,377[a]	934,377
Dick's Sporting Goods	183,683	9,140,066	Linear Technology	34,236	1,130,644
Dollar General	19,750[a]	1,008,632	LSI	67,090[a]	522,631
Dollar Tree	25,462[a]	1,226,505	Marvell Technology Group	55,843	568,482
Expedia	9,659	496,086	Maxim Integrated Products	35,418	961,244
Family Dollar Stores	11,566	736,060	Microchip Technology	28,896	1,004,136
Foot Locker	102,149	3,531,291	Micron Technology	117,737[a]	731,147
GameStop, Cl. A	18,442	351,873	NVIDIA	71,790[a]	1,007,214
Gap	30,980	1,109,704	Skyworks Solutions	310,534[a]	9,458,866
Genuine Parts	16,747	1,057,740	Teradyne	103,757[a]	1,620,684
GNC Holdings, Cl. A	8,622	334,965	Xilinx	32,726	1,109,739
Hasbro	15,633	586,394			29,562,481
J.C. Penney	18,434	480,759	Software & Services—6.9%
Kohl's	26,728	1,395,202	Activision Blizzard	54,190	637,274
Liberty Interactive, Cl. A	62,762[a]	1,144,779	Akamai Technologies	19,843[a]	744,311
Limited Brands	26,171	1,271,911	Alliance Data Systems	61,715[a,b]	8,495,070
LKQ	125,058[a]	4,719,689	ANSYS	10,968[a]	764,470
Macy's	44,024	1,774,607	AOL	10,891	366,700
Netflix	6,403[a]	382,387	Autodesk	26,264[a]	815,497
Nordstrom	17,059	986,522	BMC Software	20,004[a]	828,166
O'Reilly Automotive	42,622[a]	3,620,739	CA	41,104	1,069,937
PetSmart	64,693	4,588,028	Cadence Design Systems	41,644[a]	549,701
Ross Stores	70,703	4,891,941	Citrix Systems	20,628[a]	1,602,589
Sears Holdings	4,437[a]	234,052	Computer Sciences	18,552	597,560
Signet Jewelers	11,347	520,373	Concur Technologies	73,362[a,b]	5,311,409

The Funds 67

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Software & Services (continued)			Technology Hardware &
CoreLogic	13,313[a]	327,500	Equipment (continued)
Electronic Arts	42,125[a]	561,526	Jabil Circuit	23,564	536,788
Equinix	51,314[a]	10,142,212	Juniper Networks	60,906[a]	1,062,201
FactSet Research Systems	32,111[b]	2,962,882	Lexmark International, Cl. A	11,254	244,324
Fidelity National Information Services	31,858	1,003,527	Molex	28,474	755,985
Fiserv	18,805[a]	1,340,985	NCR	242,098[a]	5,420,574
Fortinet	16,300[a]	432,113	NetApp	41,079[a]	1,418,047
Gartner	12,832[a]	633,772	Polycom	28,398[a]	295,907
Global Payments	12,131	505,256	Riverbed Technology	18,721[a]	374,233
IAC/InterActiveCorp	9,440	489,370	SanDisk	27,352[a]	1,127,449
Informatica	13,802[a]	449,945	Trimble Navigation	138,639[a]	6,800,243
Intuit	33,216	1,944,465	Western Digital	25,884[a]	1,082,469
Lender Processing Services	132,256	3,712,426	Xerox	170,157	1,254,057
LinkedIn, Cl. A	7,137[a]	765,800	Zebra Technologies, Cl. A	14,005[a]	522,246
MICROS Systems	143,568[a]	7,273,155			37,806,107
MSCI	17,219[a]	604,043	Telecommunication Services—.7%
Nuance Communications	29,394[a]	701,047	Crown Castle International	31,148[a]	1,976,652
Paychex	39,248	1,305,388	Frontier Communications	119,096	550,224
Rackspace Hosting	120,999[a]	7,257,520	Level 3 Communications	19,649[a]	423,436
Red Hat	21,986[a]	1,232,095	MetroPCS Communications	36,945[a]	359,475
Rovi	16,460[a]	252,496	SBA Communications, Cl. A	43,789[a]	2,617,706
SAIC	49,254	601,391	Sprint Nextel	330,898[a]	1,604,855
SolarWinds	7,044[a]	386,575	TW Telecom	20,408[a]	513,261
Solera Holdings	15,549	639,530	Windstream	72,557	716,138
Symantec	80,227[a]	1,430,447			8,761,747
Teradata	62,589[a]	4,780,548	Transportation—1.9%
TIBCO Software	235,421[a]	7,043,796	C.H. Robinson Worldwide	19,657	1,112,783
VeriFone Systems	12,393[a]	430,533	Con-way	106,764	3,236,017
VeriSign	17,962[a]	856,428	Copa Holdings, Cl. A	3,922	304,465
Western Union	75,165	1,323,656	Delta Air Lines	94,721[a]	819,337
		83,173,111	Expeditors International
Technology Hardware &			of Washington	26,584	973,240
Equipment—3.1%			Hertz Global Holdings	28,027[a]	397,423
Amphenol, Cl. A	18,501	1,126,156	JB Hunt Transport Services	106,231	5,570,754
Avnet	289,547[a]	9,326,309	Kansas City Southern	116,855	9,036,397
Brocade Communications Systems	67,402[a]	390,932	Southwest Airlines	84,395	754,491
Dolby Laboratories, Cl. A	7,331[a]	243,243	United Continential Holdings	37,907[a]	699,384
EchoStar, Cl. A	13,625[a]	368,011			22,904,291
F5 Networks	41,970[a]	4,091,655	Utilities—3.5%
FLIR Systems	29,326	580,655	AES	77,274	880,151
Fusion-io	8,596[a]	240,860	AGL Resources	33,427	1,325,381
IPG Photonics	4,108[a]	252,601	Alliant Energy	151,310	6,669,745
Itron	6,715[a]	291,162	Ameren	33,832	1,106,983

BNY Mellon Mid Cap Multi-Strategy Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares		Value ($)
Utilities (continued)			Utilities (continued)
American Water Works	23,783	876,879	Xcel Energy	53,042		1,479,341
Aqua America	30,718	767,950				42,926,726
Calpine	46,825[a]	821,779	Total Common Stocks
CenterPoint Energy	54,874	1,118,881	(cost $885,450,199)			992,612,482
CMS Energy	174,947	4,036,027
DTE Energy	19,134	1,117,426	Other Investment—16.7%
Edison International	35,646	1,560,938	Registered Investment Company;
Entergy	19,565	1,331,985	Dreyfus Institutional Preferred
Hawaiian			Plus Money Market Fund
Electric Industries	36,607	971,184	(cost $202,961,050)	202,961,050	[d]	202,961,050
ITC Holdings	8,774	631,553
			Investment of Cash Collateral
MDU Resources Group	37,628	810,883	for Securities Loaned—3.1%
National Fuel Gas	11,305	564,120
			Registered Investment Company;
NiSource	39,484	961,041
			Dreyfus Institutional Cash
Northeast Utilities	36,978	1,392,961	Advantage Fund
NV Energy	433,307	7,600,205	(cost $37,136,636)	37,136,636	[d]	37,136,636
OGE Energy	14,680	793,454
			Total Investments
ONEOK	22,897	1,019,603
			(cost $1,125,547,885)	101.6% 1,232,710,168
Pepco Holdings	57,050	1,101,635
PPL	60,788	1,782,912	Liabilities, Less Cash
			and Receivables	(1.6%)		(19,102,583)
Vectren	40,598	1,145,270
Wisconsin Energy	27,883	1,058,439	Net Assets	100.0% 1,213,607,585

REIT—Real Estate Investment Trust

a Non-income producing security.
b Security, or portion thereof, on loan.At August 31, 2012, the value of the fund's securities on loan was $32,705,961 and the value of the collateral held by the fund was $37,136,636.
c Investment in real estate investment trust.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Money Market Investments	19.8	Technology Hardware & Equipment	3.1
Capital Goods	9.7	Diversified Financials	2.4
Real Estate	7.8	Semiconductors & Semiconductor Equipment	2.4
Software & Services	6.9	Food, Beverage & Tobacco	2.2
Retailing	5.6	Commercial & Professional Services	1.9
Materials	5.4	Transportation	1.9
Health Care Equipment & Services	5.1	Consumer Services	1.7
Energy	4.6	Automobiles & Components	1.3
Banks	3.6	Household & Personal Products	1.1
Utilities	3.5	Media	1.1
Insurance	3.3	Telecommunication Services	.7
Consumer Durables & Apparel	3.1	Food & Staples Retailing	.3

† Based on net assets.
See notes to financial statements.

The Funds 69

STATEMENT OF FINANCIAL FUTURES

August 31, 2012

		Market Value		Unrealized
BNY Mellon		Covered by		(Depreciation)
Mid Cap Multi-Strategy Fund	Contracts	Contracts ($)	Expiration	at 8/31/2012	($)
Financial Futures Long
E-mini S&P MidCap 400	1,921	186,490,680	September 2012	(167,924)

See notes to financial statements.

STATEMENT OF INVESTMENTS

August 31, 2012

BNY Mellon Small Cap Multi-Strategy Fund
Common Stocks—96.0%	Shares	Value ($)		Shares	Value ($)
Automobiles & Components—1.9%			Capital Goods (continued)
American Axle &			Applied Industrial Technologies	37,549	1,527,493
Manufacturing Holdings	37,720[a]	421,332	Armstrong World Industries	4,685	205,999
Dana Holding	61,910	845,691	Astec Industries	5,208[a]	152,751
Drew Industries	7,469[a]	216,377	B/E Aerospace	18,540[a]	746,420
Lear	19,998	776,522	Beacon Roofing Supply	25,250[a]	710,535
Thor Industries	42,720	1,343,117	Chart Industries	6,870[a]	479,526
Tower International	55,320[a]	416,560	Columbus McKinnon	33,540[a]	497,063
WABCO Holdings	9,830[a]	577,218	Comfort Systems USA	8,574	88,484
		4,596,817	Commercial Vehicle Group	11,944[a]	100,927
Banks—5.2%			Crane	14,650	556,553
BancorpSouth	9,622	141,828	Curtiss-Wright	17,358	521,781
Boston Private Financial Holdings	92,202	874,997	EMCOR Group	43,911	1,213,261
Brookline Bancorp	18,302	155,384	ESCO Technologies	34,030	1,205,683
Cardinal Financial	8,027	103,950	Foster Wheeler	12,002[a]	262,844
City National	4,710	241,858	FreightCar America	3,665	65,677
CVB Financial	65,190	779,020	Granite Construction	35,948	991,086
First Commonwealth Financial	159,400	1,109,424	Hexcel	11,670[a]	264,559
First Horizon National	35,890	321,574	II-VI	8,265[a]	153,729
First Midwest Bancorp	66,950	790,679	Kennametal	16,700	615,228
Glacier Bancorp	58,080	895,013	Middleby	4,520[a]	520,478
Hancock Holding	16,857	499,641	MRC Global	21,880	482,016
Lakeland Financial	3,117	82,788	Orion Marine Group	24,895[a]	189,700
National Penn Bancshares	19,757	175,837	Oshkosh	41,870[a]	1,060,986
Oritani Financial	8,350	122,161	Robbins & Myers	15,312	915,964
PacWest Bancorp	21,060	490,277	Teledyne Technologies	14,070[a]	907,656
PrivateBancorp	53,360	869,768	Toro	22,638	842,134
Prosperity Bancshares	4,046	170,337	TransDigm Group	7,930[a]	1,099,257
Provident Financial Services	10,472	161,688	Trinity Industries	24,570	696,314
SCBT Financial	4,743	190,716	Triumph Group	11,550	686,417
Susquehanna Bancshares	54,960	577,630	United Rentals	16,040[a]	518,252
Texas Capital Bancshares	25,600[a]	1,178,112	Watts Water Technologies, Cl. A	8,054	295,179
UMB Financial	17,292	847,827			22,597,466
Washington Trust Bancorp	1,992	49,322	Commercial & Professional
Webster Financial	10,710	227,909	Services—3.5%
Western Alliance Bancorp	59,390[a]	552,921	Brink's	7,890	175,631
Wintrust Financial	23,070	863,049	Corporate Executive Board	5,050	235,128
		12,473,710	Encore Capital Group	3,821[a]	107,103
Capital Goods—9.4%			Equifax	5,076	232,379
A.O. Smith	30,954	1,693,493	Exponent	2,318[a]	120,675
Actuant, Cl. A	34,650	974,358	Healthcare Services Group	42,570	901,207
Aerovironment	6,806[a]	162,391	Herman Miller	31,490	615,944
AMETEK	30,915	1,060,694	Huron Consulting Group	4,148[a]	133,856
Apogee Enterprises	8,391	132,578	Interface	45,190	620,459

The Funds 71

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Small Cap Multi-Strategy Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Commercial & Professional			Consumer Services (continued)
Services (continued)			Coinstar	9,702[a,b]	495,966
Kforce	87,360[a]	1,023,859	Marriott Vacations Worldwide	11,286[a]	362,506
Korn/Ferry International	13,861[a]	198,212	Papa John's International	2,801[a]	144,223
McGrath Rentcorp	5,259	132,422	Scientific Games, Cl. A	73,620[a]	539,635
Portfolio Recovery Associates	7,860[a]	788,751	Shuffle Master	111,513[a]	1,691,652
RPX	8,462[a]	99,344	Six Flags Entertainment	5,559	307,024
Steelcase, Cl. A	82,854	803,684	WMS Industries	12,763[a]	203,315
Tetra Tech	35,127[a]	911,194			6,360,063
Towers Watson & Co., Cl. A	14,256	774,386	Diversified Financials—1.8%
TrueBlue	26,696[a]	414,589	DFC Global	34,820[a]	648,348
		8,288,823	Duff & Phelps, Cl. A	5,865	77,711
Consumer Durables & Apparel—5.5%			E*TRADE Financial	27,098[a]	232,230
Brunswick	8,415	199,351	KBW	8,738	133,604
Carter's	16,434[a]	915,538	LPL Financial Holdings	11,209	321,362
Cavco Industries	1,768[a]	80,974	MarketAxess Holdings	23,364	760,965
Crocs	29,898[a]	522,916	MB Financial	11,410	232,992
Ethan Allen Interiors	6,983	154,185	Nelnet, Cl. A	12,801	306,584
Fifth & Pacific	133,760[a,b]	1,772,320	Piper Jaffray	22,170[a]	545,604
Jarden	3,631	175,486	Stifel Financial	31,680[a]	1,035,302
Jones Group	87,905	1,113,756			4,294,702
KB Home	25,833	285,196	Energy—3.4%
M/I Homes	7,119[a]	137,397	Approach Resources	43,420[a,b]	1,247,891
Meritage Homes	23,177[a]	863,807	Cloud Peak Energy	9,088[a]	159,858
Mohawk Industries	5,920[a]	426,536	Dril-Quip	3,350[a]	234,634
Newell Rubbermaid	9,190	164,777	Gulfport Energy	27,960[a]	735,348
Oxford Industries	6,228	339,613	Hornbeck Offshore Services	41,310[a]	1,604,480
Ryland Group	57,882[b]	1,551,816	Lufkin Industries	10,428	546,636
Skechers USA, Cl. A	8,877[a]	192,365	Matrix Service	5,174[a]	60,329
SodaStream International	18,960[a]	731,666	McDermott International	19,130[a]	213,108
Standard Pacific	124,406[a]	833,520	Oasis Petroleum	10,495[a]	307,818
Steven Madden	36,492[a]	1,566,237	Oil States International	2,670[a]	208,901
Tempur-Pedic International	3,291[a]	102,811	OYO Geospace	9,130[a]	836,217
Warnaco Group	3,352[a]	172,360	PDC Energy	9,846[a]	274,014
Wolverine World Wide	16,830	791,515	Stone Energy	48,708[a]	1,146,099
		13,094,142	Tesco	16,146[a]	164,043
Consumer Services—2.7%			TETRA Technologies	23,758[a]	152,289
Ameristar Casinos	52,602	886,344	Unit	5,776[a]	229,769
BJ's Restaurants	3,610[a]	148,191			8,121,434
Bloomin' Brands	14,769	191,702	Exchange-Traded Funds—4.1%
Brinker International	16,980	585,131	iShares Russell 2000
Buffalo Wild Wings	7,991[a]	613,549	Growth Index Fund	37,050[b]	3,445,280
Cheesecake Factory	5,746	190,825	iShares Russell 2000 Index Fund	43,344[b]	3,516,065

BNY Mellon Small Cap Multi-Strategy Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Exchange-Traded Funds (continued)			Health Care Equipment &
iShares Russell 2000			Services (continued)
Value Index Fund	40,280[b]	2,896,535	Tornier	19,300[a,b]	345,856
		9,857,880	Universal Health Services, Cl. B	22,902	914,935
Food & Staples Retailing—1.4%			WellCare Health Plans	2,862[a]	162,247
Casey's General Stores	25,290	1,430,150			13,561,349
Chefs' Warehouse Holdings,	6,126[a]	94,157	Household & Personal Products—.3%
Harris Teeter Supermarkets	12,121	473,567	Elizabeth Arden	6,324[a]	294,319
United Natural Foods	25,245[a]	1,451,083	Inter Parfums	17,846	296,244
		3,448,957			590,563
Food, Beverage & Tobacco—2.3%			Insurance—2.4%
Darling International	40,788[a]	677,897	Arthur J. Gallagher & Co.	7,380	263,614
Dole Food	16,683[a]	214,877	Aspen Insurance Holdings	28,974	842,564
Flowers Foods	7,541	155,722	Brown & Brown	28,490	747,578
Hain Celestial Group	18,480[a]	1,274,935	CNO Financial Group	138,270	1,230,603
Lancaster Colony	1,492	108,080	Employers Holdings	19,747	359,988
Sanderson Farms	5,514	242,726	First American Financial	14,705	283,365
Smart Balance	162,140[a]	1,879,203	Platinum Underwriters Holdings	23,166	920,617
TreeHouse Foods	19,998[a]	1,038,896	ProAssurance	1,863	166,235
		5,592,336	Protective Life	26,000	734,500
Health Care Equipment &			RLI	1,890	119,750
Services—5.7%					5,668,814
ABIOMED	27,190[a,b]	607,153	Materials—4.5%
Acadia Healthcare	10,757[a]	206,319	Allied Nevada Gold	4,168[a]	135,793
Accuray	81,180[a]	497,633	AMCOL International	5,902	177,473
Air Methods	14,523[a]	1,692,510	Buckeye Technologies	10,990	333,217
Align Technology	29,000[a]	984,550	Carpenter Technology	17,270	816,180
Analogic	1,410	98,009	Coeur d'Alene Mines	8,790[a]	202,082
Catamaran	14,430[a]	1,257,574	Cytec Industries	5,140	351,936
Centene	13,550[a]	550,265	Eagle Materials	38,544	1,643,902
Cooper	10,890	913,126	Georgia Gulf	13,620	539,897
Haemonetics	3,020[a]	222,483	H.B. Fuller	16,500	501,765
Hanger	43,679[a]	1,249,656	Haynes International	22,020	1,073,475
Healthsouth	7,200[a]	164,880	Innophos Holdings	3,257	154,024
HMS Holdings	10,520[a]	362,519	Innospec	13,875[a]	436,507
ICU Medical	2,465[a]	136,808	KapStone Paper and Packaging	13,892[a]	278,257
LifePoint Hospitals	6,616[a]	267,419	Louisiana-Pacific	17,410[a]	233,642
Merit Medical Systems	54,865[a]	781,826	Omnova Solutions	25,704[a]	200,234
Molina Healthcare	39,732[a]	963,104	Packaging Corp. of America	6,250	200,125
MWI Veterinary Supply	4,092[a]	412,555	SunCoke Energy	79,070[a]	1,250,887
Natus Medical	11,087[a]	129,829	Texas Industries	35,310[a,b]	1,375,678
OraSure Technologies	41,900[a]	406,849	Zoltek	111,334[a,b]	949,679
Quality Systems	13,200[b]	233,244			10,854,753

The Funds 73

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Media—.4%			Real Estate (continued)
DreamWorks Animation SKG, Cl. A	21,834[a]	370,523	Jones Lang LaSalle	7,420	535,205
Lions Gate Entertainment	17,380[a]	256,876	Kilroy Realty	38,280[c]	1,807,199
Meredith	6,341	206,463	LaSalle Hotel Properties	44,370[c]	1,209,083
Sinclair Broadcast Group, Cl. A	11,400	131,784	Mid-America Apartment Communities	3,352[c]	227,936
		965,646	National Health Investors	4,746[c]	247,931
Pharmaceuticals, Biotech &			Pebblebrook Hotel Trust	8,959[c]	211,701
Life Sciences—4.5%			Post Properties	26,202[c]	1,337,612
Affymax	6,966[a]	123,229	St. Joe	8,493[a]	162,811
Alexion Pharmaceuticals	3,437[a]	368,481	Starwood Property Trust	12,460[c]	293,433
Alkermes	13,020[a]	238,917	Strategic Hotels & Resorts	222,810[a,c]	1,359,141
Alnylam Pharmaceuticals	8,272[a]	151,295	Tanger Factory Outlet Centers	42,834[c]	1,437,081
ARIAD Pharmaceuticals	10,120[a]	208,067	Urstadt Biddle Properties, Cl. A	3,634[c]	70,863
Auxilium Pharmaceuticals	14,080[a]	328,064	Zillow	4,970[a]	206,802
Cubist Pharmaceuticals	20,040[a]	925,848			16,283,471
Emergent BioSolutions	117,760[a]	1,734,605	Retailing—5.8%
Exact Sciences	54,950[a]	545,654	Aeropostale	11,815[a]	164,583
Incyte	4,865[a]	97,349	Asbury Automotive Group	8,452[a]	234,036
Jazz Pharmaceuticals	11,500[a]	523,365	Cabela's	14,718[a]	706,611
MAP Pharmaceuticals	54,210[a,b]	728,582	Children's Place Retail Stores	3,828[a]	217,966
Medicis Pharmaceutical, Cl. A	4,596	145,050	Express	11,196[a]	174,770
Nektar Therapeutics	22,283[a]	191,188	Finish Line, Cl. A	56,070	1,287,367
NPS Pharmaceuticals	12,573[a]	95,806	Genesco	19,866[a]	1,403,533
Onyx Pharmaceuticals	3,920[a]	281,926	Gordmans Stores	8,000[a]	140,640
Pharmacyclics	4,220[a]	282,402	Hibbett Sports	9,306[a]	540,120
Questcor Pharmaceuticals	16,850[a,b]	731,964	Lithia Motors, Cl. A	45,144	1,318,656
Salix Pharmaceuticals	50,064[a]	2,200,813	Lumber Liquidators Holdings	3,457[a]	161,304
ViroPharma	24,222[a]	644,305	Men's Wearhouse	38,874	1,228,418
Vivus	7,690[a]	164,951	PEP Boys-Manny Moe & Jack	7,184	64,584
		10,711,861	Pier 1 Imports	53,724	992,820
Real Estate—6.8%			Pool	15,246	600,540
American Campus Communities	21,252[c]	990,768	Rent-A-Center	30,180	1,064,750
American Realty Capital Trust	2,121	25,028	Saks	20,200[a]	237,350
BioMed Realty Trust	40,815[c]	756,302	Select Comfort	28,283[a]	808,045
CBL & Associates Properties	49,698[c]	1,062,046	Tilly's, Cl. A	6,262	114,845
CubeSmart	84,546[c]	1,090,643	Tractor Supply	1,213	115,817
DCT Industrial Trust	40,780[c]	257,730	Ulta Salon Cosmetics & Fragrance	16,370	1,538,780
DiamondRock Hospitality	19,053[c]	183,290	Williams-Sonoma	17,190	705,134
EastGroup Properties	25,476[c]	1,365,514			13,820,669
Extra Space Storage	30,624[c]	1,044,585	Semiconductors & Semiconductor
First Potomac Realty Trust	13,212[c]	169,246	Equipment—3.5%
Getty Realty	2,689[c]	48,160	Applied Micro Circuits	115,943[a]	592,469
Hudson Pacific Properties	10,336[c]	183,361	ATMI	18,849[a]	356,435

BNY Mellon Small Cap Multi-Strategy Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Semiconductors & Semiconductor			Software & Services (continued)
Equipment (continued)			Velti	80,025[a]	554,573
Cirrus Logic	46,068[a]	1,919,654	Wright Express	22,340[a]	1,470,866
Cymer	17,226[a]	976,714			20,582,056
Entegris	21,620[a]	190,040	Technology Hardware &
Fairchild Semiconductor International	16,014[a]	232,523	Equipment—6.7%
Kulicke & Soffa Industries	7,905[a]	89,564	3D Systems	17,028[a,b]	744,294
Micrel	12,257	121,835	Anixter International	20,856	1,254,071
Microsemi	26,894[a]	535,460	Arris Group	54,140[a]	737,928
MKS Instruments	16,080	435,929	Arrow Electronics	9,506[a]	344,592
PMC-Sierra	20,131[a]	117,766	Aruba Networks	65,970[a]	1,296,311
Power Integrations	29,502	1,021,949	Brocade
Semtech	6,881[a]	168,722	Communications Systems	41,826[a]	242,591
Silicon Image	51,159[a]	241,982	Cognex	10,180	367,396
Teradyne	11,396[a]	178,006	Extreme Networks	31,123[a]	110,798
Ultratech	20,592[a]	679,124	FARO Technologies	8,490[a]	334,931
Veeco Instruments	13,398[a,b]	459,551	FEI	46,620	2,503,960
Volterra Semiconductor	5,671[a]	135,140	IPG Photonics	3,520[a,b]	216,445
		8,452,863	Ixia	14,572[a]	216,248
Software & Services—8.6%			JDS Uniphase	48,150[a]	538,799
Aspen Technology	32,538[a]	793,276	Littelfuse	11,616	595,785
Cardtronics	51,860[a]	1,465,045	NETGEAR	26,370[a]	964,351
CommVault Systems	29,970[a]	1,511,087	OSI Systems	19,800[a]	1,467,180
CoreLogic	29,120[a]	716,352	RADWARE	5,331[a]	174,057
CSG Systems International	32,352[a]	686,186	ScanSource	24,335[a]	735,890
DealerTrack Holdings	73,190[a]	2,026,631	Stratasys	21,846[a,b]	1,412,562
ExlService Holdings	7,639[a]	196,857	Synaptics	7,050[a,b]	214,461
Heartland Payment Systems	56,100	1,704,318	SYNNEX	21,120[a]	729,274
Jive Software	22,712	342,724	TTM Technologies	13,413[a]	142,178
Kenexa	36,430[a]	1,669,951	Vishay Intertechnology	81,290[a]	777,132
Liquidity Services	16,100[a,b]	843,479			16,121,234
LivePerson	55,242[a]	911,493	Transportation—3.1%
LogMeIn	19,330[a]	424,873	Allegiant Travel	3,114[a]	206,271
MAXIMUS	27,810	1,512,586	Arkansas Best	19,611	180,029
Mentor Graphics	23,090[a]	381,678	Atlas Air Worldwide Holdings	4,100[a]	211,150
MICROS Systems	12,450[a]	630,717	Avis Budget Group	9,760[a]	160,259
Monotype Imaging Holdings	12,750	192,397	Con-way	52,940	1,604,611
OpenTable	2,992[a]	127,010	Forward Air	5,984	201,182
Responsys	26,520[a]	254,327	Hub Group, Cl. A	24,288[a]	731,069
SolarWinds	3,294[a]	180,775	Kansas City Southern	15,440	1,193,975
Sourcefire	23,300[a]	1,209,037	Landstar System	14,245	673,361
Stamps.com	17,760[a]	393,206	Old Dominion Freight Line	30,492[a]	1,365,432
Take-Two Interactive Software	37,328[a]	382,612	UTi Worldwide	56,599	777,104

The Funds 75

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Small Cap Multi-Strategy Fund (continued)

Common Stocks (continued)	Shares	Value ($)	Other Investment—5.2%	Shares	Value ($)
Transportation (continued)			Registered Investment Company;
Werner Enterprises	9,839	218,918	Dreyfus Institutional Preferred
		7,523,361	Plus Money Market Fund
Utilities—2.5%			(cost $12,351,731)	12,351,731 [d]	12,351,731
Cleco	42,970	1,758,762	Investment of Cash Collateral
El Paso Electric	5,185	171,572	for Securities Loaned—7.2%
Hawaiian Electric Industries	8,710	231,076	Registered Investment Company;
NorthWestern	6,069	222,125	Dreyfus Institutional Cash
NV Energy	99,660	1,748,036	Advantage Fund
Portland General Electric	8,530	228,945	(cost $17,350,832)	17,350,832 [d]	17,350,832
Westar Energy	48,110	1,400,963
			Total Investments
WGL Holdings	5,210	203,398	(cost $241,313,275)	108.4%	259,530,410
		5,964,877
			Liabilities, Less Cash and Receivables	(8.4%)	(20,181,440)
Total Common Stocks
(cost $211,610,712)		229,827,847	Net Assets	100.0%	239,348,970

a Non-income producing security.
b Security, or portion thereof, on loan.At August 31, 2012, the value of the fund's securities on loan was $16,368,237 and the value of the collateral held by the fund was $17,350,832.
c Investment in real estate investment trust.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Money Market Investments	12.4	Semiconductors & Semiconductor Equipment	3.5
Capital Goods	9.4	Energy	3.4
Software & Services	8.6	Transportation	3.1
Real Estate	6.8	Consumer Services	2.7
Technology Hardware & Equipment	6.7	Utilities	2.5
Retailing	5.8	Insurance	2.4
Health Care Equipment & Services	5.7	Food, Beverage & Tobacco	2.3
Consumer Durables & Apparel	5.5	Automobiles & Components	1.9
Banks	5.2	Diversified Financials	1.8
Materials	4.5	Food & Staples Retailing	1.4
Pharmaceuticals, Biotech & Life Sciences	4.5	Media	.4
Exchange-Traded Funds	4.1	Household & Personal Products	.3
Commercial & Professional Services	3.5		108.4

† Based on net assets.
See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES

August 31, 2012

		Market Value		Unrealized
BNY Mellon		Covered by		(Depreciation)
Small Cap Multi-Strategy Fund	Contracts	Contracts ($)	Expiration	at 8/31/2012	($)
Financial Futures Long
Russell 2000 Mini Index	47	3,812,170	September 2012	(11,374)

See notes to financial statements.

The Funds 77

STATEMENT OF INVESTMENTS

August 31, 2012

BNY Mellon U.S. Core Equity 130/30 Fund

Common Stocks—127.7%	Shares	Value ($)		Shares	Value ($)
Automobiles & Components—1.6%			Energy (continued)
Delphi Automotive	147,800[a]	4,476,862	Apache	27,580[a]	2,364,985
Banks—3.6%			Chevron	84,660[a]	9,495,466
U.S. Bancorp	74,130[a]	2,476,683	Ensco, Cl. A	64,790[a]	3,717,002
Wells Fargo & Co.	225,350[a]	7,668,661	EOG Resources	33,670	3,646,461
		10,145,344	National Oilwell Varco	98,140[a]	7,733,432
Capital Goods—6.1%			Occidental Petroleum	32,940[a]	2,800,229
Eaton	73,810	3,300,783	TransCanada	67,820[a]	3,056,647
General Electric	454,080	9,403,997			36,244,472
Oshkosh	55,800[b]	1,413,972	Food & Staples Retailing—.5%
Tyco International	46,830	2,640,275	Costco Wholesale	14,770[a]	1,445,540
		16,759,027	Food, Beverage & Tobacco—9.6%
Commercial & Professional			Constellation Brands, Cl. A	70,040[a,b]	2,307,118
Services—.8%			Dean Foods	67,980[b]	1,116,232
Robert Half International	83,290[a]	2,190,527	Dr. Pepper Snapple Group	32,510	1,456,773
Consumer Durables & Apparel—1.0%			Lorillard	30,520[a]	3,830,565
PVH	29,810[a]	2,799,159	Philip Morris International	99,820[a]	8,913,926
Diversified Financials—12.0%			Unilever, ADR	247,760[a]	8,889,629
Affiliated Managers Group	31,375[a,b]	3,690,327			26,514,243
American Express	75,480[a]	4,400,484	Health Care Equipment &
Ameriprise Financial	68,100	3,739,371	Services—5.7%
Bank of America	247,750[a]	1,979,522	Cerner	16,620[a,b]	1,215,587
Capital One Financial	52,910[a]	2,991,002	Cigna	40,210	1,840,412
Discover Financial Services	114,940	4,451,626	Covidien	121,800[a]	6,826,890
IntercontinentalExchange	20,850[a,b]	2,850,195	McKesson	24,370[a]	2,122,871
JPMorgan Chase & Co.	39,900	1,481,886	Zimmer Holdings	60,680[a]	3,748,810
Moody's	117,300[a]	4,645,080			15,754,570
SLM	88,390[a]	1,392,143	Household & Personal
T. Rowe Price Group	25,040[a]	1,538,458	Products—.3%
		33,160,094	Church & Dwight	14,860	813,436
Energy—13.1%			Insurance—.9%
Anadarko Petroleum	49,520[a]	3,430,250	Chubb	32,940[a]	2,433,937

BNY Mellon U.S. Core Equity 130/30 Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Materials—5.4%			Retailing (continued)
LyondellBasell Industries, Cl. A	117,450	5,736,258	Ross Stores	21,040[a]	1,455,758
Monsanto	83,010[a]	7,231,001	Target	45,960[a]	2,945,576
PPG Industries	17,670	1,944,053	Tractor Supply	15,010	1,433,155
		14,911,312			23,997,585
Media—4.4%			Semiconductors & Semiconductor
CBS, Cl. B	141,140[a]	5,129,028	Equipment—3.1%
Walt Disney	144,340	7,140,500	Broadcom, Cl. A	61,210[a,b]	2,174,791
		12,269,528	Skyworks Solutions	164,330[a,b]	5,005,492
Pharmaceuticals, Biotech &			Xilinx	44,630[a]	1,513,403
Life Sciences—14.2%					8,693,686
Cubist Pharmaceuticals	28,890[a,b]	1,334,718	Software & Services—10.4%
Gilead Sciences	23,230[b]	1,340,139	Alliance Data Systems	24,600[b]	3,386,190
Johnson & Johnson	72,750[a]	4,905,532	Cognizant Technology
Merck & Co.	176,550[a]	7,600,477	Solutions, Cl. A	47,020[b]	3,022,446
Pfizer	547,450[a]	13,062,157	eBay	29,120[b]	1,382,326
Sanofi, ADR	231,430[a]	9,477,059	International
Vertex Pharmaceuticals	29,700[a,b]	1,583,901	Business Machines	24,620[a]	4,797,207
		39,303,983	Oracle	261,530[a]	8,277,425
Real Estate—2.1%			Salesforce.com	10,120[a,b]	1,469,222
American Tower	29,820[a]	2,099,328	Teradata	18,810[b]	1,436,708
CBRE Group, Cl. A	213,320[a,b]	3,692,569	VMware, Cl. A	56,730[a,b]	5,051,239
		5,791,897			28,822,763
Retailing—8.7%			Technology Hardware &
			Equipment—16.0%
Amazon.com	6,230[b]	1,546,473
			Apple	34,720[a]	23,097,133
American Eagle Outfitters	82,220[a]	1,828,573
			Aruba Networks	82,740[b]	1,625,841
Cabela's	76,480[a,b]	3,671,805
			Ciena	327,350[a,b]	4,474,874
Dick's Sporting Goods	30,150	1,500,264
			EMC	165,600[a,b]	4,353,624
Dollar General	50,320[b]	2,569,842
			QUALCOMM	148,110[a]	9,102,841
Finish Line, Cl. A	64,870	1,489,415
			Vishay Intertechnology	181,380[a,b]	1,733,993
Foot Locker	118,010	4,079,606
					44,388,306
Hibbett Sports	25,450[b]	1,477,118

The Funds 79

STATEMENT OF INVESTMENTS (continued)

BNY Mellon U.S. Core Equity 130/30 Fund (continued)
Common Stocks (continued)	Shares		Value ($)	Other Investment—.8%	Shares	Value ($)
Telecommunication Services—3.4%				Registered Investment Company;
AT&T	254,980	[a]	9,342,467	Dreyfus Institutional Preferred
Transportation—4.8%				Plus Money Market Fund
FedEx	48,970		4,291,241	(cost $2,134,177)	2,134,177[c]	2,134,177
JB Hunt Transport Services	47,780	[a]	2,505,583	Total Investments
Union Pacific	53,900	[a]	6,545,616	(cost $304,028,319)	128.5%	355,735,355
			13,342,440	Liabilities, Less Cash and Receivables	(28.5%)	(78,978,407)
Total Common Stocks
(cost $301,894,142)			353,601,178	Net Assets	100.0%	276,756,948

ADR—American Depository Receipts
a	Held by a broker as collateral for open short positions.
b	Non-income producing security.
c	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Technology Hardware & Equipment	16.0	Banks	3.6
Pharmaceuticals, Biotech & Life Sciences	14.2	Telecommunication Services	3.4
Energy	13.1	Semiconductors & Semiconductor Equipment	3.1
Diversified Financials	12.0	Real Estate	2.1
Software & Services	10.4	Automobiles & Components	1.6
Food, Beverage & Tobacco	9.6	Consumer Durables & Apparel	1.0
Retailing	8.7	Insurance	.9
Capital Goods	6.1	Money Market Investment	.8
Health Care Equipment & Services	5.7	Commercial & Professional Services	.8
Materials	5.4	Food & Staples Retailing	.5
Transportation	4.8	Household & Personal Products	.3
Media	4.4		128.5

† Based on net assets.
See notes to financial statements.

STATEMENT OF SECURITIES SOLD SHORT

August 31, 2012

BNY Mellon U.S. Core Equity 130/30 Fund
Common Stocks—27.9%	Shares	Value ($)		Shares	Value ($)
Banks—.5%			Health Care Equipment &
New York Community Bancorp	100,790	1,336,475	Services (continued)
Commercial & Professional			Haemonetics	38,160[a]	2,811,247
Services—.9%			Masimo	147,910[a]	3,265,853
Waste Management	74,580	2,578,976	Owens & Minor	117,180	3,279,868
Consumer Durables &			Varian Medical Systems	33,720[a]	1,982,399
Apparel—.6%					13,488,841
Leggett & Platt	64,440	1,529,806	Household & Personal Products—.6%
Consumer Services—2.4%			Estee Lauder, Cl. A	26,430	1,584,479
Darden Restaurants	26,250	1,363,687	Materials—1.7%
Dunkin' Brands Group	67,670	1,971,227	Alcoa	225,390	1,929,338
McDonald's	37,060	3,316,499	E.I. du Pont de Nemours & Co.	55,340	2,753,165
		6,651,413			4,682,503
Diversified Financials—2.0%			Media—.5%
State Street	45,180	1,879,488	Omnicom Group	28,000	1,438,360
TD Ameritrade Holding	94,610	1,618,777	Retailing—2.4%
Waddell & Reed Financial, Cl. A	65,830	1,948,568	AutoZone	3,700[a]	1,338,068
		5,446,833	J.C. Penney	67,070	1,749,186
Exchange-Traded Funds—4.0%			Kohl's	22,480	1,173,456
Standard & Poor's Depository			Monro Muffler Brake	29,400	995,190
Receipts S&P 500 ETF Trust	78,040	11,016,126	PetSmart	20,230	1,434,712
Food & Staples Retailing—.5%					6,690,612
Safeway	86,470	1,353,256	Semiconductors & Semiconductor
Health Care Equipment &			Equipment—.9%
Services—4.9%			Intel	104,610	2,597,466
Becton Dickinson & Co.	28,290	2,149,474

The Funds 81

STATEMENT OF SECURITIES SOLD SHORT (continued)

BNY Mellon U.S. Core Equity 130/30 Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares		Value ($)
Software & Services—2.5%			Technology Hardware &
Equinix	11,910[a]	2,354,011	Equipment (continued)
Facebook, Cl. A	111,260	2,011,581	Hewlett-Packard	170,320		2,875,002
Infosys, ADR	23,470	998,179	Nokia, ADR	496,330		1,399,651
Microsoft	51,340	1,582,299	Research In Motion	126,540	[a]	846,553
		6,946,070				8,437,655
Technology Hardware &			Transportation—.5%
Equipment—3.0%			Expeditors International of Washington	38,380		1,405,092
Corning	139,270	1,669,847	Total Securities Sold Short
Finisar	119,840[a]	1,646,602	(proceeds $80,933,252)			77,183,963

ADR—American Depository Receipts
a Non-income producing security.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Health Care Equipment & Services	4.9	Commercial & Professional Services	.9
Exchange-Traded Fund	4.0	Consumer Durables & Apparel	.6
Technology Hardware & Equipment	3.0	Household & Personal Products	.6
Software & Services	2.5	Transportation	.5
Consumer Services	2.4	Media	.5
Retailing	2.4	Banks	.5
Diversified Financials	2.0	Food & Staples Retailing	.5
Materials	1.7
Semiconductors & Semiconductor Equipment	.9		27.9

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS

August 31, 2012

BNY Mellon Focused Equity Opportunities Fund
Common Stocks—99.7%	Shares	Value ($)		Shares		Value ($)
Automobiles & Components—2.4%			Health Care Equipment &
Johnson Controls	418,455	11,386,161	Services—3.9%
Banks—7.0%			Express Scripts Holding	288,490	a	18,065,244
PNC Financial Services Group	237,320	14,751,811	Household & Personal
Wells Fargo & Co.	535,210	18,213,196	Products—2.8%
		32,965,007	Procter & Gamble	196,200		13,182,678
Capital Goods—9.5%			Insurance—3.3%
Caterpillar	193,685	16,527,141	MetLife	456,500		15,580,345
Dover	211,300	12,215,253	Materials—2.5%
Honeywell International	272,905	15,951,297	Celanese, Ser. A	303,470		11,610,762
		44,693,691	Media—5.2%
Consumer Services—2.5%			Comcast, Cl. A	251,300		8,426,089
Las Vegas Sands	270,550	11,468,615	Walt Disney	324,705		16,063,156
Diversified Financials—3.1%						24,489,245
Invesco	605,130	14,329,478	Pharmaceuticals, Biotech &
			Life Sciences—10.7%
Energy—14.3%
			Gilead Sciences	207,380	[a]	11,963,752
Halliburton	349,255	11,441,594
			Merck & Co.	392,850		16,912,193
Marathon Oil	496,700	13,818,194
			Watson
Noble	365,080[a]	13,924,151	Pharmaceuticals	262,200	[a]	21,329,970
Schlumberger	176,370	12,765,661				50,205,915
Valero Energy	478,700	14,964,162	Retailing—2.7%
		66,913,762	Lowe's	436,980		12,445,191
Food, Beverage & Tobacco—7.9%			Semiconductors & Semiconductor
Kraft Foods, Cl. A	423,945	17,606,436	Equipment—2.8%
PepsiCo	264,680	19,170,772	Texas Instruments	449,250		13,046,220
		36,777,208

The Funds 83

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Focused Equity Opportunities Fund (continued)
Common Stocks (continued)	Shares		Value ($)	Other Investment—.2%	Shares	Value ($)
Software & Services—6.4%				Registered
International Business Machines	74,810		14,576,729	Investment Company;
Salesforce.com	107,550	[a]	15,614,109	Dreyfus
			30,190,838	Institutional Preferred
				Money Market Fund
Technology Hardware &				(cost $1,074,547)	1,074,547[b]	1,074,547
Equipment—12.7%
Apple	61,936		41,202,305	Total Investments
Teradata	238,930	[a]	18,249,473	(cost $395,627,836)	99.9%	467,876,685
			59,451,778	Cash and Receivables (Net)	.1%	229,069
Total Common Stocks				Net Assets	100.0%	468,105,754
(cost $394,553,289)			466,802,138

a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Energy	14.3	Diversified Financials	3.1
Technology Hardware & Equipment	12.7	Household & Personal Products	2.8
Pharmaceuticals, Biotech & Life Sciences	10.7	Semiconductors & Semiconductor Equipment	2.8
Capital Goods	9.5	Retailing	2.7
Food, Beverage & Tobacco	7.9	Consumer Services	2.5
Banks	7.0	Materials	2.5
Software & Services	6.4	Automobiles & Components	2.4
Media	5.2	Money Market Investment	.2
Health Care Equipment & Services	3.9
Insurance	3.3		99.9

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS

August 31, 2012

BNY Mellon Small/Mid Cap Fund
Common Stocks—99.1%	Shares	Value ($)		Shares	Value ($)
Automobiles & Components—.6%			Capital Goods (continued)
American Axle &			Regal-Beloit	17,850	1,214,871
Manufacturing Holdings	47,038[a]	525,414	Roper Industries	23,539	2,419,574
Thor Industries	47,710	1,500,002	Snap-on	23,337	1,620,055
WABCO Holdings	19,804[a]	1,162,891	Spirit Aerosystems Holdings, Cl. A	320,610[a]	7,970,365
		3,188,307	SPX	32,340	2,066,526
Banks—7.2%			Teledyne Technologies	51,740[a]	3,337,747
Associated Banc-Corp	112,200	1,454,112	Terex	36,102[a]	796,771
BofI Holding	22,919[a]	539,742	Timken	32,340	1,298,774
Boston Private Financial Holdings	292,200	2,772,978	TransDigm Group	22,430[a]	3,109,247
Cathay General Bancorp	102,894	1,684,375	Trinity Industries	83,053	2,353,722
Citizens Republic Bancorp	77,530[a]	1,587,039	Triumph Group	73,590	4,373,454
City National	30,718	1,577,369	United Rentals	17,818[a]	575,700
East West Bancorp	86,790	1,904,173			50,786,370
First Horizon National	345,608	3,096,648	Commercial & Professional
Huntington Bancshares	400,180	2,641,188	Services—2.2%
PrivateBancorp	144,802	2,360,273	Avery Dennison	32,021	1,000,016
Regions Financial	237,600	1,653,696	Brink's	22,839	508,396
Signature Bank	41,844[a]	2,704,378	Corporate Executive Board	16,115	750,314
SunTrust Banks	59,400	1,495,098	Healthcare Services Group	68,868	1,457,936
Susquehanna Bancshares	283,420	2,978,744	Herman Miller	76,900	1,504,164
SVB Financial Group	38,544[a]	2,235,167	Kforce	179,416[a]	2,102,756
Synovus Financial	642,906	1,337,245	Navigant Consulting	104,742[a]	1,157,399
Texas Capital Bancshares	52,808[a]	2,430,224	On Assignment	66,000[a]	1,089,660
Webster Financial	64,586	1,374,390	Portfolio Recovery Associates	7,450[a]	747,608
Zions Bancorporation	123,420	2,375,835	Quad Graphics	79,076[b]	1,448,672
		38,202,674			11,766,921
Capital Goods—9.6%			Consumer Durables &
AMETEK	85,344	2,928,153	Apparel—5.3%
B/E Aerospace	51,031[a]	2,054,508	Arctic Cat	35,200[a]	1,522,752
Carlisle	22,232	1,163,623	Fifth & Pacific	76,836[a]	1,018,077
Chart Industries	19,794[a]	1,381,621	Jones Group	52,470	664,795
ESCO Technologies	63,785	2,259,903	Lennar, Cl. A	82,980[b]	2,691,041
Hexcel	44,324[a]	1,004,825	Mohawk Industries	67,467[a]	4,860,997
Hubbell, Cl. B	29,700	2,400,354	PVH	36,434	3,421,153
IDEX	19,917	793,892	Skullcandy	268,422[a,b]	4,117,593
KBR	80,346	2,176,573	Toll Brothers	115,528[a]	3,780,076
Kennametal	42,898	1,580,362	Under Armour, Cl. A	101,247[a,b]	5,893,588
Lincoln Electric Holdings	46,200	1,905,750			27,970,072

The Funds 85

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Small/Mid Cap Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Consumer Services—1.4%			Food, Beverage & Tobacco—.6%
Brinker International	45,140	1,555,524	Smart Balance	253,835[a]	2,941,948
Starwood Hotels &			Health Care Equipment &
Resorts Worldwide	47,586[c]	2,623,416	Services—6.5%
Wyndham Worldwide	58,938	3,073,027	ABIOMED	252,134[a,b]	5,630,152
		7,251,967	Accuray	419,691[a]	2,572,706
Diversified Financials—2.3%			Align Technology	104,080[a]	3,533,516
Affiliated Managers Group	11,656[a]	1,370,979	AmSurg	17,778[a]	522,851
DFC Global	90,180[a]	1,679,152	Centene	137,490[a]	5,583,469
Discover Financial Services	42,900	1,661,517	Community Health Systems	47,718[a]	1,290,295
Janus Capital Group	151,800	1,323,696	DexCom	132,000[a]	1,755,600
Jefferies Group	92,400	1,357,356	Haemonetics	9,233[a]	680,195
Raymond James Financial	95,723	3,369,450	Healthsouth	30,070[a]	688,603
Waddell & Reed			HMS Holdings	20,850[a]	718,491
Financial, Cl. A	46,200	1,367,520	MEDNAX	52,377[a]	3,628,679
		12,129,670	OraSure Technologies	495,010[a]	4,806,547
Energy—4.6%			Orthofix International	12,692[a]	537,125
Cabot Oil & Gas	29,766	1,232,610	Tornier	119,881[a,b]	2,148,268
Dril-Quip	13,197[a]	924,318			34,096,497
Energy XXI	79,860	2,626,595	Household & Personal
Gulfport Energy	28,633[a]	753,048	Products—1.3%
Helmerich & Payne	22,310	1,018,228	Church & Dwight	68,970	3,775,418
Hornbeck Offshore Services	36,306[a]	1,410,125	Energizer Holdings	33,000	2,273,700
Kodiak Oil & Gas	330,000[a]	2,950,200	USANA Health Sciences	23,092[a]	1,047,222
Magnum Hunter Resources	278,586[a,b]	1,197,920			7,096,340
McDermott International	117,431[a]	1,308,181	Insurance—5.4%
Oceaneering International	9,656	516,982	American Financial Group	64,284	2,414,507
Oil States International	46,398[a]	3,630,180	AmTrust Financial Services	65,340[b]	1,703,414
Penn Virginia	76,697	468,619	Arthur J. Gallagher & Co.	79,802	2,850,527
Plains Exploration & Production	90,122[a]	3,543,597	Assurant	29,436	1,037,619
SM Energy	25,740	1,215,700	Brown & Brown	140,099	3,676,198
Transocean	33,000	1,617,990	CNO Financial Group	234,650	2,088,385
		24,414,293	Endurance Specialty Holdings	99,000	3,743,190
Exchange-Traded Funds—1.0%			Enstar Group	18,576[a]	1,717,537
iShares Russell 2000 Index Fund	62,160[b]	5,042,419	Fidelity National Financial, Cl. A	193,704	3,649,383
Food & Staples Retailing—1.1%			Protective Life	199,020	5,622,315
Casey's General Stores	43,390	2,453,705			28,503,075
Fresh Market	57,552[a]	3,321,901	Materials—3.8%
		5,775,606	Albemarle	26,400	1,444,872

BNY Mellon Small/Mid Cap Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Materials (continued)			Real Estate (continued)
Ashland	24,882	1,832,062	DCT Industrial Trust	348,713[c]	2,203,866
Cabot	41,250	1,436,738	Douglas Emmett	168,838[c]	4,050,424
Coeur d'Alene Mines	40,108[a]	922,083	Forestar Group	75,240[a]	1,082,704
Cytec Industries	88,798	6,079,999	Host Hotels & Resorts	97,700[c]	1,494,810
Eastman Chemical	26,862	1,484,394	Inland Real Estate	237,930[c]	1,951,026
Georgia Gulf	41,436	1,642,523	Jones Lang LaSalle	93,490	6,743,434
Glatfelter	31,497	529,150	Kimco Realty	107,976[c]	2,194,072
Haynes International	35,312	1,721,460	National Retail Properties	99,000[b,c]	3,074,940
Louisiana-Pacific	54,952[a]	737,456	Select Income REIT	35,234	874,156
Packaging Corp. of America	31,935	1,022,559	Starwood Property Trust	106,720[c]	2,513,256
SunCoke Energy	85,798[a]	1,357,324	Strategic Hotels & Resorts	257,142[a,c]	1,568,566
		20,210,620	Western Asset
Media—1.2%			Mortgage Capital	81,385	1,744,894
Charter Communications, Cl. A	38,544[a]	2,998,723			33,050,514
Liberty Media, Cl. A	25,674[a]	2,677,285	Retailing—7.0%
Lions Gate Entertainment	37,060[a]	547,747	American Eagle Outfitters	174,770	3,886,885
		6,223,755	ANN	62,766[a]	2,233,214
Pharmaceuticals, Biotech &			Dick's Sporting Goods	111,007	5,523,708
Life Sciences—5.2%			Finish Line, Cl. A	68,900	1,581,944
Achillion Pharmaceuticals	187,988[a,b]	1,321,556	GNC Holdings, Cl. A	39,600	1,538,460
Alkermes	65,863[a]	1,208,586	Hot Topic	54,158	511,793
ARIAD Pharmaceuticals	38,666[a]	794,973	HSN	52,800	2,377,584
Auxilium Pharmaceuticals	33,377[a]	777,684	Lithia Motors, Cl. A	102,200	2,985,262
Cubist Pharmaceuticals	169,550[a]	7,833,210	LKQ	13,620[a]	514,019
Exact Sciences	164,995[a]	1,638,400	O'Reilly Automotive	22,242[a]	1,889,458
Idenix Pharmaceuticals	330,000[a,b]	1,864,500	Rent-A-Center	42,370	1,494,814
Jazz Pharmaceuticals	66,410[a]	3,022,319	Saks	45,294[a]	532,205
MAP Pharmaceuticals	360,027[a]	4,838,763	Sally Beauty Holdings	95,430[a]	2,624,325
Onyx Pharmaceuticals	24,021[a]	1,727,590	Ulta Salon Cosmetics &
Pharmacyclics	8,533[a]	571,028	Fragrance	72,598	6,824,212
Vertex Pharmaceuticals	26,400[a]	1,407,912	Urban Outfitters	62,420[a]	2,343,247
Vivus	25,616[a]	549,463			36,861,130
		27,555,984	Semiconductors & Semiconductor
Real Estate—6.3%			Equipment—2.3%
Anworth Mortgage Asset	80,287	550,769	LSI	411,961[a]	3,209,176
Apollo Commercial			Microsemi	26,180[a]	521,244
Real Estate Finance	32,816[c]	574,936	Skyworks Solutions	280,650[a]	8,548,599
Camden Property Trust	34,980[c]	2,428,661			12,279,019

The Funds 87

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Small/Mid Cap Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Software & Services—11.5%			Technology Hardware &
ACI Worldwide	66,000[a]	2,863,080	Equipment (continued)
Alliance Data Systems	3,889[a]	535,321	F5 Networks	12,765[a]	1,244,460
BroadSoft	46,200[a,b]	1,672,902	FEI	51,414	2,761,446
Cadence Design Systems	41,221[a]	544,117	JDS Uniphase	73,723[a]	824,960
Cardtronics	62,701[a]	1,771,303	Molex	19,386	514,698
CommVault Systems	32,598[a]	1,643,591	NETGEAR	30,639[a]	1,120,468
CoreLogic	223,624[a]	5,501,150	Teradata	29,040[a]	2,218,075
CSG Systems					20,215,901
International	25,890[a]	549,127	Telecommunication
DealerTrack Holdings	18,857[a]	522,150	Services—1.8%
Demand Media	51,367[a]	521,375	Allot Communications	200,000[a]	5,284,000
Fortinet	125,361[a]	3,323,320	Boingo Wireless	56,100[a,b]	410,091
Glu Mobile	462,000[a,b]	2,333,100	Finisar	20,464[a,b]	281,175
Jack Henry & Associates	14,181	524,130	Procera Networks	29,700[a]	629,343
Kenexa	47,302[a]	2,168,324	SBA Communications, Cl. A	46,200[a]	2,761,836
Liquidity Services	39,604[a]	2,074,854			9,366,445
MAXIMUS	29,400	1,599,066	Transportation—1.0%
Mentor Graphics	32,714[a]	540,762	Atlas Air
Mitek Systems	781,643[a,b]	3,548,659	Worldwide Holdings	10,091[a]	519,687
Nuance Communications	21,773[a]	519,286	Avis Budget Group	32,576[a]	534,898
Rackspace Hosting	47,679[a]	2,859,786	Kansas City Southern	38,783	2,999,089
Sourcefire	63,028[a]	3,270,523	Swift Transportation	132,000[a]	1,075,800
Stamps.com	226,836[a]	5,022,149			5,129,474
Synopsys	37,464[a]	1,237,436	Utilities—6.1%
TiVo	263,538[a]	2,395,560	American Water Works	66,000	2,433,420
Total System Services	89,100	2,065,338	Aqua America	132,000	3,300,000
Vantiv, Cl. A	154,057	3,475,526	Cleco	71,078	2,909,223
Web.com Group	272,800[a]	4,542,120	Great Plains Energy	164,434	3,505,733
Wright Express	45,456[a]	2,992,823	Hawaiian
			Electric Industries	51,864	1,375,952
		60,616,878
			ITC Holdings	38,650	2,782,027
Technology Hardware &
Equipment—3.8%			MDU Resources Group	27,849	600,146
Arris Group	113,640[a]	1,548,913	Northeast Utilities	88,044	3,316,617
Aruba Networks	89,800[a]	1,764,570	NV Energy	198,000	3,472,920
Avnet	15,973[a]	514,490	Portland General Electric	81,304	2,182,199
CalAmp	76,870[a]	584,212	UGI	81,681	2,489,637
Ciena	520,820[a]	7,119,609	Westar Energy	50,824	1,479,995

BNY Mellon Small/Mid Cap Fund (continued)
				Investment of Cash Collateral
Commons Stocks (continued)	Shares		Value ($)	for Securities Loaned—9.4%	Shares	Value ($)
Utilities (continued)				Registered
WGL Holdings	17,797		694,795	Investment Company;
Wisconsin Energy	35,970		1,365,421	Dreyfus
			31,908,085	Institutional Cash
				Advantage Fund
Total Common Stocks				(cost $49,509,775)	49,509,775 [d]	49,509,775
(cost $479,484,019)			522,583,964
				Total Investments
Other Investment—.4%				(cost $531,281,584)	108.9%	574,381,529
Registered Investment Company;				Liabilities, Less Cash
Dreyfus Institutional Preferred				and Receivables	(8.9%)	(46,940,946)
Plus Money Market Fund				Net Assets	100.0%	527,440,583
(cost $2,287,790)	2,287,790	[d]	2,287,790

REIT—Real Estate Investment Trust

a Non-income producing security.
b Security, or portion thereof, on loan.At August 31, 2012, the value of the fund's securities on loan was $40,955,467 and the value of the collateral held by the fund was $49,509,775.
c Investment in real estate investment trust.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Software & Services	11.5	Semiconductors & Semiconductor Equipment	2.3
Money Market Investments	9.8	Diversified Financials	2.3
Capital Goods	9.6	Commercial & Professional Services	2.2
Banks	7.2	Telecommunication Services	1.8
Retailing	7.0	Consumer Services	1.4
Health Care Equipment & Services	6.5	Household & Personal Products	1.3
Real Estate	6.3	Media	1.2
Utilities	6.1	Food & Staples Retailing	1.1
Insurance	5.4	Transportation	1.0
Consumer Durables & Apparel	5.3	Exchange-Traded Funds	1.0
Pharmaceuticals, Biotech & Life Sciences	5.2	Automobiles & Components	.6
Energy	4.6	Food, Beverage & Tobacco	.6
Materials	3.8
Technology Hardware & Equipment	3.8		108.9

† Based on net assets.
See notes to financial statements.

The Funds 89

STATEMENT OF INVESTMENTS

August 31, 2012

BNY Mellon International Fund
Common Stocks—98.7%	Shares	Value ($)		Shares	Value ($)
Australia—5.2%			Germany (continued)
Atlas Iron	628,290	876,312	Deutsche Lufthansa	110,730	1,366,298
Australia & New Zealand			Deutsche Telekom	188,540	2,249,323
Banking Group	215,830	5,534,503	E.ON	281,630	6,477,164
Coca-Cola Amatil	173,310	2,451,275	Fresenius & Co.	32,530	3,470,510
Commonwealth Bank of Australia	38,540	2,179,624	Gerresheimer	44,620[b]	2,238,745
Dexus Property Group	2,788,850	2,751,652	Hannover Rueckversicherung	55,920	3,416,224
Nufarm	216,987	1,311,459	Muenchener Rueckversicherungs	15,710	2,325,753
Primary Health Care	754,156	2,906,264	Siemens	58,550	5,554,238
QBE Insurance Group	263,174	3,542,847			52,271,071
Rio Tinto	45,991	2,339,677	Hong Kong—2.2%
Spark Infrastructure Group	1,699,190[a]	2,843,950	Esprit Holdings	2,369,693	3,623,613
Stockland	539,420	1,772,226	Foxconn International Holdings	3,561,000[b]	1,120,281
		28,509,789	Hang Seng Bank	292,600	4,164,937
Belgium—.7%			Pacific Basin Shipping	2,455,000	1,022,396
Delhaize Group	99,977	3,962,411	SJM Holdings	1,106,000	2,330,087
Finland—.5%					12,261,314
Sampo, Cl. A	97,160	2,787,557	Israel—.9%
France—11.9%			Teva Pharmaceutical
Alstom	75,296	2,681,160	Industries, ADR	132,192	5,232,159
Arkema	29,230	2,488,285	Italy—2.4%
Carrefour	279,677	5,862,368	Atlantia	84,643	1,189,201
Cie de St-Gobain	84,950	2,914,333	Eni	68,380	1,515,465
Danone	40,820	2,544,062	Finmeccanica	356,271[b]	1,580,957
EDF	114,890	2,339,592	Saras	4,014,426[b]	4,344,956
Fonciere Des Regions	25,900	1,821,053	Telecom Italia	5,117,150	4,762,894
France Telecom	352,853	4,879,778			13,393,473
GDF Suez	152,300	3,749,840	Japan—23.2%
L'Oreal	21,680	2,665,279	Astellas Pharma	53,000	2,585,861
Sanofi	177,859	14,552,385	Daito Trust Construction	46,500	4,537,455
Schneider Electric	30,120	1,902,200	DeNA	62,200	1,731,860
Societe Generale	103,684[b]	2,745,206	Denso	85,800	2,860,183
Technip	30,050	3,165,107	East Japan Railway	34,700	2,322,345
Total	227,422	11,357,656	Fuji Heavy Industries	497,000	3,973,715
		65,668,304	Fujitsu	762,000	3,094,910
Germany—9.4%			Hitachi	985,000	5,648,700
Aixtron	150,843	2,233,123	Hitachi Chemical	58,300	833,974
Allianz	25,615	2,811,709	INPEX	1,072	6,092,854
Bayer	77,823	6,036,607	Japan Tobacco	121,400	3,660,839
Celesio	146,920	2,686,006	Kao	122,900	3,710,781
Continental	31,770	3,159,258	Keihin	159,000	2,073,427
Daimler	77,341	3,793,896	Kirin Holdings	277,000	3,449,454
Deutsche Bank	125,188	4,452,217	LIXIL Group	108,900	2,338,092

BNY Mellon International Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Japan (continued)			Singapore—1.7%
Matsumotokiyoshi Holdings	71,000	1,702,114	DBS Group Holdings	225,680	2,616,186
Mitsubishi	139,000	2,554,710	Oversea-Chinese Banking	514,000	3,830,774
Mitsubishi UFJ			United Overseas Bank	199,000	3,047,661
Financial Group	1,491,900	6,783,529			9,494,621
Murata Manufacturing	41,700	2,055,840	Spain—.6%
Nihon Kohden	68,100	2,308,416	Inditex	16,230	1,804,808
Nippon Electric Glass	433,000	2,057,296	Red Electrica	31,910	1,381,493
Nippon Express	302,000	1,184,163			3,186,301
Nippon Shokubai	122,000	1,360,317	Sweden—3.3%
Nitto Denko	33,900	1,565,215	Autoliv, SDR	34,940	2,069,850
Nomura Holdings	454,700	1,498,341	Ericsson, Cl. B	583,439	5,462,417
Nomura Research Institute	91,200	1,904,489	Husqvarna, Cl. B	96,199	461,224
Omron	162,200	3,165,484	Investor, Cl. B	45,047	933,292
Panasonic	107,200	728,404	Svenska Cellulosa, Cl. B	239,409	4,280,454
Ricoh	359,800	2,830,791	Volvo, Cl. B	409,150	5,186,817
Sega Sammy Holdings	132,600	2,738,543			18,394,054
Seven & I Holdings	89,500	2,714,892	Switzerland—8.4%
Shimachu	149,900	3,099,663	ABB	288,680[b]	5,022,494
Shin-Etsu Chemical	115,900	6,195,051	Adecco	123,984[b]	5,623,240
Softbank	66,800	2,721,655	Cie Financiere
Sumitomo Mitsui Financial Group	205,500	6,362,245	Richemont, Cl. A	23,970	1,470,036
Sumitomo Mitsui Trust Holdings	821,860	2,288,339	Clariant	248,270[b]	2,785,139
Taiyo Nippon Sanso	635,000	3,163,037	Nestle	42,905	2,667,238
Tokyo Electron	54,500	2,558,114	Novartis	153,119	9,021,623
Tokyo Steel Manufacturing	134,800	439,032	Partners Group Holding	14,030	2,701,073
Toyo Suisan Kaisha	62,000	1,537,825	Roche Holding	38,935	7,087,989
Toyota Motor	223,200	8,823,092	Syngenta	7,460	2,515,318
Yamaha Motor	331,300	2,868,911	UBS	393,779[b]	4,405,111
Yamato Holdings	130,000	2,158,503	Zurich Insurance Group	12,740[b]	3,062,564
		128,282,461			46,361,825
Netherlands—4.3%			United Arab Emirates—.5%
Aegon	374,169	1,921,579	Dragon Oil	297,420	2,783,974
ING Groep	452,940[b]	3,464,959	United Kingdom—21.7%
Koninklijke Philips Electronics	414,427	9,528,735	Aberdeen Asset Management	712,970	3,155,145
Nutreco	20,190	1,475,954	Anglo American	245,647	6,825,911
STMicroelectronics	573,860	3,404,731	Barclays	1,068,860	3,110,111
Unilever	122,850	4,284,854	BHP Billiton	66,090	1,926,724
		24,080,812	BP	766,167	5,369,300
Norway—1.0%			British American Tobacco	79,490	4,167,110
Norsk Hydro	439,189	1,881,692	BT Group	816,090	2,819,734
TGS Nopec Geophysical	118,600	3,464,671	Burberry Group	48,170	1,034,870
		5,346,363	Centrica	499,500	2,591,169

The Funds 91

STATEMENT OF INVESTMENTS (continued)

BNY Mellon International Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
United Kingdom (continued)			United Kingdom (continued)
Diageo	89,330	2,446,795	Vodafone Group	1,648,997	4,752,341
Experian	271,330	4,325,563			120,238,238
GlaxoSmithKline	131,070	2,965,714	United States—.8%
Home Retail Group	1,265,727	1,886,190	iShares MSCI EAFE Index Fund	82,680	4,266,288
HSBC Holdings	1,391,676	12,089,713	Total Common Stocks
ITV	1,285,910	1,700,853	(cost $637,385,518)		546,521,015
Kingfisher	445,440	1,949,304
Legal & General Group	778,350	1,581,962	Preferred Stocks—.9%
Lloyds Banking Group	5,935,620[b]	3,139,438	Germany
Old Mutual	737,158	1,947,713	ProSiebenSat.1 Media
Reed Elsevier	259,519	2,433,325	(cost $5,524,025)	194,720	4,691,414
Resolution	1,177,309	4,034,159
Rexam	331,458	2,230,492	Other Investment—.0%
Rio Tinto	109,927	4,774,767	Registered Investment Company;
Rolls-Royce Holdings	141,110[b]	1,839,552	Dreyfus Institutional Preferred
Royal Bank of Scotland Group	772,244[b]	2,774,919	Plus Money Market Fund
Royal Dutch Shell, Cl. A	247,263	8,653,302	(cost $175,101)	175,101 [c]	175,101
Royal Dutch Shell, Cl. B	273,380	9,860,311	Total Investments
SABMiller	53,310	2,352,808	(cost $643,084,644)	99.6%	551,387,530
Smith & Nephew	347,969	3,685,340
			Cash and Receivables (Net)	.4%	2,329,831
Tesco	341,013	1,822,620
Unilever	166,652	5,990,983	Net Assets	100.0%	553,717,361

ADR—American Depository Receipts
SDR—Swedish Depository Receipts

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2012, this security was valued at $2,843,950 or .5% of net assets.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Financial	21.9	Information Technology	6.3
Industrial	12.0	Telecommunications	4.4
Health Care	11.3	Utilities	2.8
Energy	10.9	Exchange-Traded Fund	.8
Consumer Discretionary	10.4	Money Market Investment	.0
Consumer Staples	10.3
Materials	8.5		99.6

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS

August 31, 2012

BNY Mellon Emerging Markets Fund
Common Stocks—97.1%	Shares	Value ($)		Shares	Value ($)
Brazil—11.3%			China (continued)
Banco Santander Brasil, ADS	2,267,700	17,189,166	China Construction Bank, Cl. H	37,853,229	24,890,757
Brasil Insurance Participacoes e			China Dongxiang Group	23,316,000	2,314,780
Administracao	952,700	9,152,003	China Life Insurance, Cl. H	5,545,000	14,834,901
Centrais Eletricas Brasileiras	1,311,403	8,411,482	China Petroleum & Chemical, Cl. H	21,668,000	20,394,201
Cia de Bebidas das Americas, ADR	331,640	12,472,980	China Railway Construction, Cl. H	22,672,000	17,129,806
Cia de Saneamento Basico do			China Railway Group, Cl. H	12,816,000	4,825,034
Estado de Sao Paulo	190,000	8,030,937	CNOOC	7,899,000	14,950,757
Cia de Saneamento de Minas Gerais	208,100	4,972,092	Dongfeng Motor Group, Cl. H	1,424,000	1,843,354
Cielo	272,440	8,054,153	Great Wall Motor, Cl. H	8,343,500	18,847,223
Diagnosticos da America	592,400	3,738,432	Guangzhou Automobile Group, Cl. H	15,731,254	10,973,006
EDP—Energias do Brasil	1,159,300	7,407,321	Huaneng Power International, ADR	96,150	2,660,471
Embraer, ADR	551,160	14,853,762	Huaneng Power International, Cl. H	19,274,100	13,295,139
Fibria Celulose	212,800[a]	1,655,309	Industrial & Commercial
Fibria Celulose, ADR	744,300[a]	5,753,439	Bank of China, Cl. H	32,541,475	17,621,851
Fleury	846,500	9,195,194	Lianhua Supermarket
Gerdau, ADR	711,780	6,356,195	Holdings, Cl. H	8,026,000	6,985,024
Itau Unibanco Holding, ADR	803,204	12,698,655	Minth Group	4,870,000	5,425,099
JBS	2,478,700[a]	7,045,716	PetroChina, ADR	37,110	4,464,333
Magnesita Refratarios	1,350,100	4,815,372	PetroChina, Cl. H	5,356,000	6,456,798
Obrascon Huarte Lain Brasil	1,230,300	11,909,648	Sinotrans, Cl. H	29,428,600	3,984,042
Oi, ADR	1,741,454	6,478,209	TPV Technology	5,553,680	1,052,600
Oi, ADR, Cl. C	127,573	565,148	Weiqiao Textile, Cl. H	7,706,400	2,672,815
Petroleo Brasileiro, ADR	1,808,360	38,228,730	WuXi PharmaTech, ADR	723,650[a]	10,449,506
Petroleo Brasileiro, ADR, Cl. A	496,180	10,211,384	Zhejiang Expressway, Cl. H	9,394,000	6,201,340
Porto Seguro	984,000	9,084,270			273,477,442
Rossi Residencial	2,213,000	6,628,425	Czech Republic—.2%
Sul America	878,453	6,240,353	Komercni Banka	26,650	5,170,255
Vale, ADR	761,180	12,460,517	Egypt—.3%
		243,608,892	Commercial International Bank	1,183,333	5,836,438
Chile—.8%			Hong Kong—5.5%
ENTEL	852,810	16,425,120	China Mobile	2,792,900	29,816,092
China—12.7%			China Mobile, ADR	241,000	12,939,290
AAC Technologies Holdings	1,711,500	5,814,636	China Overseas Land & Investment	2,924,000	6,605,055
Anhui Conch Cement, Cl. H	2,689,000	6,712,142	China Power International
Asia Cement China Holdings	2,521,000	942,618	Development	19,136,920	5,107,488
Beijing Capital			China Resources Power Holdings	3,672,000	7,849,684
International Airport, Cl. H	10,100,000	6,901,798	China Vanadium
BYD Electronic International	20,353,000	4,119,961	Titano—Magnetite Mining	29,247,000	4,223,421
China BlueChemical, Cl. H	14,398,000	8,298,024	COSCO Pacific	5,447,881	6,722,094
China Coal Energy, Cl. H	11,336,000	9,441,856	Focus Media Holding, ADR	635,922	15,293,924
China Communications			Global Bio-Chem
Construction, Cl. H	19,127,000	14,697,996	Technology Group	30,119,920	2,990,264
China Communications			iShares FTSE A50 China Index ETF	5,529,500	6,509,110
Services, Cl. H	7,694,000	4,275,574	NWS Holdings	4,762,086	7,588,933

The Funds 93

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Emerging Markets Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Hong Kong (continued)			Mexico (continued)
Shanghai Industrial Holdings	3,190,000	8,760,629	Consorcio ARA	6,828,400[a]	1,846,240
Yingde Gases	6,537,500	5,065,837	Desarrolladora Homex, ADR	472,170[a]	5,297,747
		119,471,821	Fomento Economico Mexicano, ADR	119,160	10,069,020
Hungary—.0%			Genomma Lab Internacional, Cl. B	5,060,600[a]	10,214,104
Richter Gedeon	5,061	862,731	Grupo Financiero Banorte, Cl. O	4,124,900	20,999,695
India—6.7%					68,564,110
Apollo Tyres	3,399,790	5,733,039	Peru—.3%
Bank of India	750,847	3,446,135	Credicorp	52,580	6,337,467
Bharat Heavy Electricals	1,141,260	4,375,257	Philippines—.4%
Hexaware Technologies	4,485,990	9,923,615	Metropolitan Bank & Trust	3,939,610	8,525,288
Hindustan Petroleum	566,428	3,032,999	Poland—.8%
ICICI Bank	699,390	11,343,006	Asseco Poland	346,943	4,643,633
ICICI Bank, ADR	173,820	5,654,365	Bank Pekao	102,660	4,664,815
India Cements	4,378,335	6,588,164	Polski Koncern Naftowy Orlen	521,227[a]	6,141,241
JSW Steel	357,860	4,462,876	Polskie Gornictwo Naftowe I
Jubilant Life Sciences	1,537,169	5,188,377	Gazownictwo	1,292,350[a]	1,587,021
NMDC	1,857,382	6,347,655			17,036,710
Oil & Natural Gas	1,395,422	6,921,293	Russia—7.8%
Oriental Bank of Commerce	1,550,413	6,254,610	Gazprom, ADR	4,727,210	45,688,485
Reliance Industries	1,882,952	25,943,270	Lukoil, ADR	843,060	47,885,808
Rolta India	3,007,690	3,487,569	Mobile Telesystems, ADR	792,960	14,598,394
State Bank of India	201,618	6,659,646	Pharmstandard, GDR	526,554[a]	7,611,496
State Bank of India, GDR	56,240[b]	3,925,552	Sberbank of Russia, ADR	1,486,940	17,098,677
Steel Authority of India	2,977,260	4,185,559	Surgutneftegas, ADR	1,596,680	13,715,481
Sterlite Industries India	11,961,700	20,676,269	Uralkali, GDR	225,900	8,733,294
Sterlite Industries India, ADR	810	5,719	VimpelCom, ADR	1,131,490	12,027,739
		144,154,975			167,359,374
Indonesia—1.6%			South Africa—7.4%
Aneka Tambang Persero	12,068,000	1,569,410	Adcock Ingram Holdings	521,896	3,571,227
Bank Negara Indonesia Persero	14,115,000	5,514,250	Anglo American Platinum	224,201	11,177,766
Indofood Sukses Makmur	12,914,500	7,313,928	AngloGold Ashanti	263,740	8,251,173
Indosat	11,794,500	6,308,542	AVI	498,750	3,442,521
Medco Energi Internasional	23,278,996	4,101,596	FirstRand	3,141,160	10,261,197
Telekomunikasi Indonesia Persero	10,375,500	10,119,785	Growthpoint Properties	4,214,325	13,756,865
		34,927,511	Imperial Holdings	469,100	11,396,735
Malaysia—.8%			JD Group	1,628,319	8,679,330
AMMB Holdings	5,562,900	11,305,622	MTN Group	1,144,239	21,378,737
Malayan Banking	1,775,900	5,201,463	Murray & Roberts Holdings	3,512,401[a]	9,116,442
Tenaga Nasional	725,287	1,587,762	Nedbank Group	631,260	13,897,787
		18,094,847	Sappi	325,457[a]	910,180
Mexico—3.2%			Sasol	285,180	12,310,287
Alfa, Cl. A	710,100	11,380,918	Standard Bank Group	1,314,645	17,365,893
America Movil, ADR, Ser. L	342,180	8,756,386	Telkom	1,435,689[a]	3,282,112

BNY Mellon Emerging Markets Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

South Africa (continued)			Taiwan (continued)

Tiger Brands	347,590	11,453,965	CTCI	5,065,000	9,588,511

		160,252,217	E.Sun Financial Holding	12,462,000	6,948,529

South Korea—17.9%			Hon Hai Precision Industry	17,989,594	50,933,776

BS Financial Group	530,460	5,516,737	Mega Financial Holding	19,045,460	14,339,258

Daelim Industrial	159,792	12,505,920	Nan Ya Printed Circuit Board	4,811,983	7,711,769

DGB Financial Group	732,040	8,451,889	Novatek Microelectronics	1,597,000	5,145,421

Grand Korea Leisure	129,710	3,298,124	Powertech Technology	3,915,200	7,385,690

Hana Financial Group	363,070	10,847,701	Siliconware Precision Industries	4,335,000	4,892,090

Hankook Tire	165,230[c]	6,058,009	Siliconware Precision

Hite Jinro	483,962	9,511,823	Industries, ADR	586,990	3,269,534

Hyundai Development	328,230	6,031,592	SinoPac Financial Holdings	27,479,153	10,917,897

Hyundai Motor	164,474	34,862,617	Taishin Financial Holdings	1,191,792	455,611

KB Financial Group	477,018	15,450,401	Taiwan Semiconductor

KB Financial Group, ADR	158,300	5,122,588	Manufacturing	1,621,517	4,509,778

Korea Electric Power	368,085[a]	7,980,514	Taiwan Semiconductor
			Manufacturing, ADR	2,988,377	43,929,142
Korea Electric Power, ADR	987,840[a]	10,579,766
			Tatung	8,777,216[a]	1,793,481
Korea Exchange Bank	636,420[a]	4,795,762
			Transcend Information	2,338,040	6,135,686
KT	403,250	12,225,890
			United Microelectronics	29,088,397	11,654,394
KT, ADR	427,400	6,458,014
			United Microelectronics, ADR	504,000	1,023,120
KT&G	159,245	12,056,094
			Young Fast Optoelectronics	1,829,272	4,568,447
Kukdo Chemical	83,930	3,535,841
			Zhen Ding Technology Holding	1,797,000	5,699,810
LG Electronics	215,430	13,366,771
					214,490,465
Mando	50,440	7,157,290
			Thailand—3.9%
Mirae Asset Securities	328,700	8,951,707
			Airports of Thailand	3,722,900	7,989,948
NongShim	40,715	8,971,026
			Asian Property Development	35,600,820	9,145,894
POSCO	21,918	7,128,119
			Bangkok Bank	2,840,900	17,497,804
POSCO, ADR	76,050	6,198,075
			CP ALL	5,426,100	5,974,165
Samsung Electronics	81,735	88,821,642
			PTT	1,246,700	13,129,440
Samsung Fire &

Marine Insurance	46,659	9,622,744	PTT Global Chemical	7,675,883	15,310,122

Shinhan Financial Group	236,520	7,358,516	Siam Commercial Bank	1,395,500	6,680,230

Shinsegae	63,350	12,618,354	Thanachart Capital	7,696,600	8,289,780

SK Telecom	70,816	9,081,175			84,017,383

SK Telecom, ADR	531,580	7,622,857	Turkey—3.0%

Tong Yang Life Insurance	293,895	2,629,093	Aselsan Elektronik
			Sanayi Ve Ticaret	429,000	1,556,398
Youngone	397,048	12,055,352
			Asya Katilim Bankasi	3,933,670[a]	4,151,631
Yuhan	64,944	7,669,931
			Kardemir Karabuk Demir Celik

		384,541,934	Sanayi ve Ticaret, Cl. D	8,619,110	5,495,914

Taiwan—10.0%			Koza Altin Isletmeleri	292,860	5,763,186

Asia Cement	35,199	40,427	Turk Telekomunikasyon	2,498,510	9,888,562

AU Optronics	9,471,000[a]	2,874,408	Turkcell Iletisim Hizmetleri	1,056,310[a]	6,270,970

AU Optronics, ADR	1,304,130[a]	3,951,514	Turkcell Iletisim Hizmetleri, ADR	34,040[a]	503,792
Chinatrust Financial Holding	11,247,808	6,722,172

The Funds 95

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Emerging Markets Fund (continued)
Common Stocks (continued)	Shares		Value ($)	Preferred Stocks (continued)	Shares	Value ($)
Turkey (continued)				Brazil (continued)
Turkiye Garanti Bankasi	3,330,780		14,281,049	Cia de Bebidas das Americas	270,900	10,256,005
Turkiye Halk Bankasi	942,830		8,499,567	Cia de Tecidos do Norte de
Turkiye Is Bankasi, Cl. C	2,860,760		8,711,857	Minas—Coteminas	721,960[a]	978,073
			65,122,926	Gerdau	42,600	376,703
United Arab Emirates—.4%				Itau Unibanco Holding	189,600	2,960,895
Emaar Properties	9,039,920		8,146,511	Vale	1,089,900	17,815,105
United Kingdom—.3%				Total Preferred Stocks
African Barrick Gold	846,790		5,971,283	(cost $38,079,050)		39,145,267
JKX Oil & Gas	971,480	[a]	1,311,185
			7,282,468	Other Investment—.3%
United States—1.8%				Registered Investment Company;
iShares MSCI Emerging				Dreyfus Institutional Preferred
Markets Index Fund	973,640		38,244,579	Plus Money Market Fund
Total Common Stocks				(cost $6,816,020)	6,816,020[d]	6,816,020
(cost $2,184,167,925)	2,091,951,464
				Total Investments
				(cost $2,229,062,995)	99.2%	2,137,912,751
Preferred Stocks—1.8%
				Cash and Receivables (Net)	.8%	16,724,286
Brazil
				Net Assets	100.0%	2,154,637,037
Bradespar	517,700		6,758,486

ADR—American Depository Receipts
ADS—American Depository Shares
GDR—Global Depository Receipts

a Non-income producing security.
b Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2012, this security was valued at $3,925,552 or .2% of net assets.
c The valuation of this security has been determined in good faith by management under the direction of the Board of Directors.At August 31, 2012, the value of this security amounted to $6,058,009 or .3 % of net assets.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Financial	23.5	Consumer Staples	5.1
Information Technology	14.1	Utilities	3.6
Energy	13.3	Health Care	2.7
Materials	9.5	Exchange-Traded Funds	2.1
Telecommunication Services	9.2	Money Market Investment	.3
Consumer Discretionary	8.1
Industrial	7.7		99.2

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS

August 31, 2012

BNY Mellon International Appreciation Fund
Common Stocks—98.4%	Shares	Value ($)		Shares	Value ($)
Automobiles & Components—4.4%			Capital Goods (continued)
Bridgestone, ADR	9,362	436,176	Atlas Copco, Cl. A, ADR	19,047	424,748
Daimler	20,557	1,005,648	Atlas Copco, Cl. B, ADR	26,920	531,132
Denso, ADR	43,288	724,641	BAE Systems, ADR	121	2,464
Honda Motor, ADR	21,948	699,922	European Aeronautic
Nissan Motor, ADR	30,962	578,061	Defence and Space, ADR	16,993	648,113
Peugeot, ADR	12,756	96,946	Fiat, ADR	37,495[a]	203,598
Toyota Motor, ADR	18,548	1,476,792	Hutchison Whampoa, ADR	14,325	248,682
Volkswagen, ADR	12,300	400,611	Invensys, ADR	28,090	106,180
		5,418,797	ITOCHU, ADR	17,705	358,880
Banks—11.5%			Kajima, ADR	8,417	233,268
Australia & New Zealand			Kawasaki Heavy Industries, ADR	32,754	277,760
Banking Group, ADR	65,598	1,688,493	Keppel, ADR	31,187	556,688
Banco Bilbao Vizcaya Argentaria, ADR	72,098	542,898	Komatsu, ADR	25,788	509,055
Banco Santander, ADR	129,980	915,059	Kubota, ADR	11,271	541,797
Bank of Yokohama, ADR	13,208	243,027	Marubeni, ADR	4,423	285,062
Barclays, ADR	25,644	298,240	Metso, ADR	12,062	430,613
BNP Paribas, ADR	20,711	447,358	Mitsubishi Electric, ADR	30,575	507,239
Commerzbank, ADR	37,925[a]	61,059	Mitsubishi, ADR	10,957	401,136
Commonwealth			Mitsui & Co., ADR	1,811	508,438
Bank of Australia, ADR	7,523[b]	1,276,755	Nidec, ADR	20,281	403,592
Credit Agricole, ADR	22,091[a]	62,738	NSK, ADR	20,210	236,457
Danske Bank, ADR	27,008[a]	231,459	Orkla, ADR	26,607	194,497
Erste Group Bank, ADR	4,433[a]	44,818	Rolls-Royce Holdings, ADR	11,097	733,512
Hachijuni Bank, ADR	2,799	153,721	Sandvik, ADR	48,276	643,036
Hang Seng Bank, ADR	32,669	462,266	Siemens, ADR	161	15,179
HSBC Holdings, ADR	50,178	2,189,266	SKF, ADR	26,290	544,203
Intesa Sanpaolo, ADR	43,234	405,103	Sumitomo
Lloyds Banking Group, ADR	212,480[a]	437,709	Electric Industries, ADR	3,702	416,061
National Australia Bank, ADR	52,903	1,385,001	Sumitomo, ADR	24,536	322,648
Shinsei Bank, ADR	57,546	130,629	Swire Pacific, Cl. A, ADR	14,906	175,146
Shizuoka Bank, ADR	3,560	369,640	TOTO, ADR	20,445	307,697
Societe Generale, ADR	70,795[a]	372,382	Volvo, ADR	35,252	444,968
Sumitomo Mitsui Financial Group, ADR	39,296	244,421			11,449,413
Sumitomo Mitsui Trust Holdings, ADR	26,240	71,635	Commercial & Professional
United Overseas Bank, ADR	18,700	576,895	Services—1.1%
Westpac Banking, ADR	13,023	1,677,623	Dai Nippon Printing, ADR	27,828	196,187
		14,288,195	Experian, ADR	32,340	513,236
Capital Goods—9.2%			Secom, ADR	37,120	466,227
ABB, ADR	372[a]	6,443	TOPPAN PRINTING, ADR	39,905[a]	232,646
Asahi Glass, ADR	38,076	231,121			1,408,296

The Funds 97

STATEMENT OF INVESTMENTS (continued)

BNY Mellon International Appreciation Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Consumer Durables &			Food & Staples Retailing—1.9%
Apparel—2.2%			Aeon, ADR	64,968	746,482
Adidas, ADR	10,725	418,704	Delhaize Group, ADR	13,473	533,800
Casio Computer, ADR	4,290	312,098	J. Sainsbury, ADR	13,245	273,112
Electrolux, Cl. B, ADR	8,067	393,992	Koninklijke Ahold, ADR	8,454	103,477
LVMH Moet Hennessy			Tesco, ADR	43,321	697,901
Louis Vuitton, ADR	33,319	1,076,204			2,354,772
Panasonic, ADR	17,520	119,662	Food, Beverage &
Sega Sammy Holdings, ADR	56,384	291,505	Tobacco—8.3%
Sharp, ADR	38,118	96,820	Ajinomoto, ADR	34,230	516,873
Sony, ADR	2,522	28,524	British American Tobacco, ADR	7,800	816,972
		2,737,509	Coca-Cola Amatil, ADR	26,081	738,614
Consumer Services—1.0%			Coca-Cola
Compass Group, ADR	41,021	462,307	Hellenic Bottling, ADR	5,785[a]	106,097
Intercontinental Hotels Group, ADR	5,633	142,909	Danone, ADR	47,002	581,415
Sodexo, ADR	7,512	592,321	Diageo, ADR	5,698	622,336
		1,197,537	Heineken, ADR	17,709	492,841
Diversified Financials—2.9%			Imperial Tobacco Group, ADR	10,187	797,235
Credit Suisse Group, ADR	16,474	317,289	Kirin Holdings, ADR	31,382	390,772
Daiwa Securities Group, ADR	76,590	276,490	Nestle, ADR	49,905	3,109,581
Deutsche Bank	19,683	697,566	SABMiller, ADR	24,142	1,068,042
ING Groep, ADR	80,669[a]	611,471	Shiseido, ADR	13,862	196,425
Mitsubishi UFJ			Unilever (NY Shares)	13,003	452,244
Financial Group, ADR	97,092	440,798	Unilever, ADR	4,990	179,041
Nomura Holdings, ADR	10,857	36,154	Yamazaki Baking, ADR	2,023	265,858
ORIX, ADR	9,179	427,466			10,334,346
UBS	73,451[a]	818,979	Health Care Equipment &
		3,626,213	Services—1.0%
Energy—8.8%			Cie Generale d'Opitique Essilor
BG Group, ADR	59,535	1,222,254	International, ADR	15,084	656,154
BP, ADR	37,095	1,560,216	Fresenius Medical Care & Co., ADR	5,575	400,118
ENI, ADR	24,275	1,070,770	Olympus, ADR	6,140[a]	122,309
Repsol, ADR	19,257	354,136	Smith & Nephew, ADR	2,393	126,398
Royal Dutch Shell, Cl. A, ADR	40,798	2,854,636			1,304,979
Royal Dutch Shell, Cl. B, ADR	2,293	165,532	Household & Personal
Statoil, ADR	35,055	896,356	Products—1.4%
Technip, ADR	14,012	366,414	Henkel & Co., ADR	9,872	747,014
Total, ADR	32,119	1,601,453	Kao, ADR	7,988	241,317
Woodside Petroleum, ADR	21,015	748,134	L’Oreal, ADR	29,164	713,060
		10,839,901			1,701,391

BNY Mellon International Appreciation Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Insurance—4.7%			Materials (continued)
Aegon (NY Shares)	77,800	398,336	Syngenta, ADR	8,345	564,122
Ageas, ADR	23,975	528,553	Teijin, ADR	5,424	119,925
Allianz, ADR	106,970	1,164,903	Toray Industries, ADR	3,528	215,067
AXA, ADR	37,350	537,840	UPM-Kymmene, ADR	7,622	84,680
Legal & General Group, ADR	58,300	591,745			11,755,828
MS&AD Insurance Group Holdings, ADR	21,902	171,909	Media—1.4%
Prudential, ADR	31,550	788,750	British Sky Broadcasting Group, ADR	8,295	400,068
Tokio Marine Holdings, ADR	19,055	455,224	Pearson, ADR	1,012	19,329
Zurich Insurance Group, ADR	46,747[a]	1,124,265	Publicis Groupe, ADR	41,964	540,496
		5,761,525	Reed Elsevier, ADR	6,531	244,325
Materials—9.5%			Wolters Kluwer, ADR	7,972	142,141
Air Liquide, ADR	35,011	822,408	WPP, ADR	6,429	417,178
Akzo Nobel, ADR	13,615	259,774			1,763,537
Alumina, ADR	8,220	25,071	Pharmaceuticals, Biotech &
Amcor, ADR	13,796	428,366	Life Sciences—9.1%
Anglo American, ADR	60,394	836,457	AstraZeneca, ADR	8,312	388,918
ArcelorMittal (NY Shares)	4,455	65,488	Bayer, ADR	17,930	1,386,886
Asahi Kasei, ADR	17,985	188,123	Eisai, ADR	13,123	602,346
BASF, ADR	16,346	1,266,325	Elan, ADR	21,218[a]	241,036
BHP Billiton Ltd., ADR	11,604	763,543	GlaxoSmithKline, ADR	34,699	1,578,458
BHP Billiton PLC, ADR	23,634	1,388,970	Novartis, ADR	36,487	2,153,098
Boral, ADR	14,421	205,667	Novo Nordisk, ADR	9,015	1,416,347
James Hardie Industries, ADR	7,724	335,762	Roche Holding, ADR	45,066	2,050,503
Johnson Matthey, ADR	5,851	446,274	Sanofi, ADR	28,789	1,178,910
Kobe Steel, ADR	44,450	170,306	Teva Pharmaceutical
Koninklijke DSM, ADR	4,946	57,571	Industries, ADR	6,900	273,102
Lafarge, ADR	13,770	163,175			11,269,604
Newcrest Mining, ADR	14,039	365,856	Real Estate—3.7%
Nippon Steel, ADR	19,965	386,722	British Land, ADR	12,476	108,167
Nisshin Steel, ADR	880	16,634	CapitaLand, ADR	32,796	155,781
Nitto Denko, ADR	10,620	245,534	Cheung Kong Holdings, ADR	29,243	399,167
Norsk Hydro, ADR	40,233	168,174	City Developments, ADR	41,591	384,101
OJI Paper, ADR	848	26,534	Daiwa House Industry, ADR	3,061	430,836
Rexam, ADR	4,236	142,668	Hysan Development, ADR	34,301	307,797
Rio Tinto, ADR	27,200	1,192,176	Lend Lease Group, ADR	61,716	536,312
Stora Enso, ADR	19,434	116,215	Mitsubishi Estate, ADR	33,000	575,850
Sumitomo Metal Industries, ADR	21,929	311,392	Sino Land, ADR	41,641	340,911
Svenska Cellulosa, ADR	21,219	376,849	Sun Hung Kai Properties, ADR	40,037	514,876

The Funds 99

STATEMENT OF INVESTMENTS (continued)

BNY Mellon International Appreciation Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Real Estate (continued)			Telecommunication
Tokyu Land, ADR	4,001	196,217	Services (continued)
Westfield Group, ADR	28,114	573,807	NTT DOCOMO, ADR	1,465	24,934
		4,523,822	Portugal Telecom, ADR	17,340	85,313
Retailing—1.3%			Singapore
Hennes & Mauritz, ADR	126,906	908,647	Telecommunications, ADR	21,960	595,994
Kingfisher, ADR	43,728	379,559	Swisscom, ADR	7,236	288,933
Marui Group, ADR	20,401	298,589	Telecom Corp of New Zealand, ADR	14,228	139,150
		1,586,795	Telecom Italia, Cl. A, ADR	3,370	26,353
Semiconductors & Semiconductor			Telecom Italia, ADR	26,496	246,678
Equipment—.3%			Telefonica, ADR	66,228	831,824
Advantest, ADR	24,445	359,097	Telenor, ADR	6,496	353,772
Software & Services—1.7%			Telstra, ADR	21,248	422,198
Computershare, ADR	30,342	260,941	Vodafone Group, ADR	72,924	2,108,962
Dassault Systemes, ADR	4,735	462,136			6,466,449
NICE Systems, ADR	1,000[a]	31,280	Transportation—1.8%
Sage Group, ADR	12,887	241,631	All Nippon Airways, ADR	53,722	237,392
SAP, ADR	13,662	897,047	Deutsche Lufthansa, ADR	34,416	420,564
Trend Micro, ADR	6,337	176,169	International Consolidated
		2,069,204	Airlines Group, ADR	22,962[a]	258,552
Technology Hardware &			MTR, ADR	10,662	382,148
Equipment—2.3%			Neptune Orient Lines, ADR	105,500[a]	366,085
Alcatel-Lucent, ADR	77,481[a]	87,554	Nippon Yusen, ADR	60,373	241,492
Canon, ADR	17,097	569,159	Ryanair Holdings, ADR	860[a]	26,694
Ericsson, ADR	104	967	TNT Express, ADR	24,267	273,246
Fujifilm Holdings, ADR	11,819	196,314			2,206,173
Fujitsu, ADR	13,602	278,025	Utilities—3.7%
Hitachi, ADR	11,435	654,539	Centrica, ADR	37,640	780,654
Kyocera, ADR	4,712	407,776	CLP Holdings, ADR	33,613	277,307
Omron, ADR	11,660	227,541	E.ON, ADR	2,044	46,726
Ricoh, ADR	4,031	159,829	Enel, ADR	103,907	333,541
TDK, ADR	5,571	213,481	Energias de Portugal, ADR	11,130	271,461
		2,795,185	GDF Suez, ADR	21,536	526,771
Telecommunication Services—5.2%			Hong Kong & China Gas, ADR	181,714	421,576
BT Group, ADR	4,903	169,104	Iberdrola, ADR	26,723	423,025
Deutsche Telekom, ADR	61,534	734,716	National Grid, ADR	308	16,777
France Telecom, ADR	11,452	159,183	RWE, ADR	14,380	600,221
Koninklijke KPN, ADR	30,829	263,588	SSE, ADR	24,582	537,608
Nippon Telegraph & Telephone, ADR	682	15,747	United Utilities Group, ADR	14,047	316,198

BNY Mellon International Appreciation Fund (continued)

Common Stocks (continued)	Shares		Value ($)	Other Investment—1.1%	Shares	Value ($)
Utilities (continued)				Registered
Veolia Environnement, ADR	977		10,327	Investment Company;
			4,562,192	Dreyfus
Total Common Stocks				Institutional Preferred
(cost $168,550,066)			121,780,760	Plus Money Market Fund
				(cost $1,396,388)	1,396,388[d]	1,396,388

	Principal			Total Investments
Short-Term Investments—.1%	Amount ($)		Value ($)	(cost $170,116,447)	99.6%	123,347,142
U.S. Treasury Bills;
				Cash and Receivables (Net)	.4%	414,499
0.09%, 9/20/12
(cost $169,993)	170,000	[c]	169,994	Net Assets	100.0%	123,761,641

ADR—American Depository Receipts

a Non-income producing security.
b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2012, this security was valued at $1,276,755 or 1.0% of net assets.
c Held by or on behalf of a counterparty for open financial futures positions.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Banks	11.5	Consumer Durables & Apparel	2.2
Materials	9.5	Food & Staples Retailing	1.9
Capital Goods	9.2	Transportation	1.8
Pharmaceuticals, Biotech & Life Sciences	9.1	Software & Services	1.7
Energy	8.8	Household & Personal Products	1.4
Food, Beverage & Tobacco	8.3	Media	1.4
Telecommunication Services	5.2	Retailing	1.3
Insurance	4.7	Short-Term/Money Market Investments	1.2
Automobiles & Components	4.4	Commercial & Professional Services	1.1
Real Estate	3.7	Consumer Services	1.0
Utilities	3.7	Health Care Equipment & Services	1.0
Diversified Financials	2.9	Semiconductors & Semiconductor Equipment	.3
Technology Hardware & Equipment	2.3		99.6

† Based on net assets.
See notes to financial statements.

The Funds 101

STATEMENT OF FINANCIAL FUTURES

August 31, 2012

				Unrealized
		Market Value		Appreciation
BNY Mellon		Covered by		(Depreciation)
International Appreciation Fund	Contracts	Contracts ($)	Expiration	at 8/31/2012($)
Financial Futures Long
ASX SPI 200 Index	2	222,541	September 2012	1,903
Euro STOXX 50	21	643,439	September 2012	2,274
FTSE 100 Index	7	633,388	September 2012	(15,097)
TOPIX	5	463,950	September 2012	(15,644)
Gross Unrealized Appreciation				4,177
Gross Unrealized Depreciation				(30,741)
See notes to financial statements.

STATEMENT OF INVESTMENTS

August 31, 2012

BNY Mellon International Equity Income Fund
Common Stocks—92.6%	Shares	Value ($)		Shares	Value ($)
Australia—14.3%			France—3.6%
Australia & New Zealand			France Telecom	61,900	856,046
Banking Group	34,700	889,808	GDF Suez	5,050	124,338
Bendigo and Adelaide Bank	16,700	130,783	Neopost	6,900	368,502
Commonwealth			Total	31,850	1,590,617
Bank of Australia	22,200	1,255,517			2,939,503
Metcash	38,700	146,338	Germany—3.7%
National Australia Bank	53,300	1,388,242	Deutsche Telekom	31,200	372,223
Tabcorp Holdings	310,000	935,211	E.ON	39,250	902,705
Tatts Group	1,460,200	4,103,423	Muenchener
Telstra	198,700	790,358	Rueckversicherungs	5,050	747,616
Westpac Banking	75,800	1,939,815	RWE	23,100	968,844
		11,579,495			2,991,388
Brazil—2.6%			Hong Kong—.8%
Cielo	52,940	1,565,067	Hang Seng Bank	41,200	586,450
Light	45,100	547,003	Shougang Fushan Resources Group	203,000	53,394
		2,112,070			639,844
Canada—2.3%			Israel—2.8%
Enerplus	111,200	1,753,029	Bezeq The Israeli
Pengrowth Energy	11,700	79,048	Telecommunication	1,109,100	1,259,823
		1,832,077	Israel Chemicals	89,600	966,429
China—5.8%					2,226,252
Anta Sports Products	2,117,000	1,252,848	Italy—1.1%
Bank of China, Cl. H	709,000	257,787	Enel	22,200	73,159
Bosideng International Holdings	3,000,000	827,752	Mediaset	424,200	850,491
Dongyue Group	1,500,000	715,580			923,650
Guangzhou R&F Properties, Cl. H	978,800	1,130,751	Japan—4.6%
Jiangsu Expressway, Cl. H	47,300	38,970	Dai Nippon Printing	187,300	1,327,690
Zhejiang Expressway, Cl. H	714,000	471,339	Mizuho Financial Group	545,300	877,550
		4,695,027	NKSJ Holdings	59,400	1,068,206
Finland—.9%			Ricoh	62,400	490,943
Sanoma	81,650	739,434			3,764,389

The Funds 103

STATEMENT OF INVESTMENTS (continued)

BNY Mellon International Equity Income Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Netherlands—1.9%			Taiwan (continued)
Corio	19,449	828,070	U-Ming Marine Transport	362,000	543,888
Koninklijke KPN	55,547	476,492			744,532
Koninklijke Philips Electronics	6,900	158,649	Thailand—1.8%
STMicroelectronics	11,700	69,416	Advanced Info Service	213,800	1,480,600
		1,532,627	Turkey—5.3%
New Zealand—4.6%			Ford Otomotiv Sanayi	305,000	2,992,662
Telecom Corporation of			Tupras Turkiye Petrol Rafinerileri	57,900	1,324,010
New Zealand	1,893,900	3,743,036			4,316,672
Norway—1.6%			United Kingdom—19.8%
Seadrill	31,200	1,282,918	Aviva	160,000	828,480
Poland—2.1%			BAE Systems	212,000	1,072,152
KGHM Polska Miedz	43,500	1,704,930	BP	68,700	481,450
Portugal—1.3%			British American Tobacco	63,224	3,314,396
Portugal Telecom	211,200	1,030,710	GlaxoSmithKline	34,700	785,155
Singapore—.2%			HSBC Holdings	53,300	463,026
StarHub	55,000	159,286	ICAP	57,000	287,543
South Africa—5.5%			Man Group	1,528,700	1,730,704
Growthpoint Properties	45,300	147,873	Marks & Spencer Group	11,700	66,472
Kumba Iron Ore	38,700	2,210,639	Resolution	266,300	912,502
Vodacom Group	163,000	2,075,180	Royal Dutch Shell, Cl. A	22,277	779,614
		4,433,692	Royal Dutch Shell, Cl. B	6,700	241,657
Spain—1.8%			RSA Insurance Group	1,366,000	2,472,673
ACS Actividades de			SSE	34,700	753,749
Construccion y Servicios	71,900	1,427,980	Standard Life	271,300	1,142,873
Sweden—.4%			TUI Travel	214,300	720,368
Ratos, Cl. B	19,200	172,076			16,052,814
Skanska, Cl. B	11,700	180,212	United States—2.9%
		352,288	iShares MSCI EAFE Index Fund	45,000	2,322,000
Taiwan—.9%			Total Common Stocks
Compal Electronics	116,000	101,666	(cost $75,897,614)		75,027,214
Farglory Land Development	55,000	98,978

BNY Mellon International Equity Income Fund (continued)
Preferred Stocks—4.0%	Shares	Value ($)	Other Investment—1.4%	Shares	Value ($)
Brazil—1.9%			Registered
AES Tiete	82,000	1,120,991	Investment Company;
Eletropaulo Metropolitana			Dreyfus
Eletricidade de Sao Paulo	47,400	434,327	Institutional Preferred
		1,555,318	Plus Money Market Fund
			(cost $1,160,763)	1,160,763 [a]	1,160,763
Germany—2.1%
ProSiebenSat.1 Media	22,200	534,867	Total Investments
RWE	29,800	1,122,785	(cost $80,849,073)	98.0%	79,400,947
		1,657,652	Cash and Receivables (Net)	2.0%	1,643,689
Total Preferred Stocks			Net Assets	100.0%	81,044,636
(cost $3,790,696)		3,212,970

a Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Financial	25.8	Consumer Staples	4.3
Telecommunication Services	12.5	Exchange-Traded Funds	2.9
Consumer Discretionary	12.4	Telecommunication Services	2.6
Industrial	11.0	Money Market Investment	1.4
Energy	9.3	Health Care	1.0
Utilities	7.4	Information Technology	.4
Materials	7.0		98.0

† Based on net assets.
See notes to financial statements.

The Funds 105

STATEMENT OF INVESTMENTS

August 31, 2012

BNY Mellon Asset Allocation Fund
	Coupon	Maturity	Principal
Bonds and Notes—17.5%	Rate (%)	Date	Amount ($)	Value ($)
Asset-Backed Ctfs./Auto Receivables—.3%
Ally Auto Receivables Trust, Ser. 2010-3, Cl. A4	1.55	8/17/15	300,000	304,252
AmeriCredit Automobile Receivables Trust, Ser. 2011-3, Cl. A3	1.17	1/8/16	485,000	487,504
Nissan Auto Receivables Owner Trust, Ser. 2010-A, Cl. A4	1.31	9/15/16	360,000	363,616
				1,155,372
Casinos—.3%
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.08	10/1/16	248,000[a]	236,094
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.44	10/1/16	211,000[a]	200,870
Seminole Indian Tribe of Florida, Sr. Scd. Notes	5.80	10/1/13	670,000[a]	682,417
Seminole Indian Tribe of Florida, Notes	7.75	10/1/17	105,000[a]	116,025
				1,235,406
Commercial Mortgage Pass-Through Ctfs.—.4%
GE Capital Commercial Mortgage, Ser. 2004-C3, Cl. A3	4.87	7/10/39	14,042[b]	14,094
GMAC Commercial Mortgage Securities, Ser. 2001-C2, Cl. B	6.79	4/15/34	275,579	275,202
JP Morgan Chase Commercial
Mortgage Securities, Ser. 2004-C1, Cl. A2	4.30	1/15/38	12,653	12,858
UBS Commercial Mortgage Trust, Ser. 2012-C1, Cl. A3	3.40	5/10/45	155,000	164,423
UBS-Citigroup Commercial Mortgage Trust,
Ser. 2011-C1, Cl. A2	2.80	1/10/45	850,000	903,732
WF-RBS Commercial Mortgage Trust,
Ser. 2011-C5, Cl. A2	2.68	11/15/44	80,000	85,016
				1,455,325
Consumer Discretionary—.6%
Comcast, Gtd. Notes	3.13	7/15/22	180,000	188,374
Comcast, Gtd. Notes	5.90	3/15/16	435,000	506,324
Johnson Controls, Sr. Unscd. Notes	3.75	12/1/21	440,000	465,572
News America, Gtd. Notes	6.15	3/1/37	265,000	322,656
Time Warner Cable, Gtd. Notes	4.13	2/15/21	565,000	621,955
Time Warner, Gtd. Notes	4.00	1/15/22	350,000	384,448
				2,489,329
Consumer Staples—.3%
Anheuser-Busch InBev Worldwide, Gtd. Notes	2.50	7/15/22	305,000	310,430
PepsiCo, Sr. Unscd. Notes	4.50	1/15/20	375,000	438,648
Pernod-Ricard, Sr. Unscd. Notes	4.45	1/15/22	290,000[a]	313,328
				1,062,406
Energy—.1%
BP Capital Markets, Gtd. Notes	3.88	3/10/15	400,000	431,370

BNY Mellon Asset Allocation Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Energy (continued)
Petrobras International Finance, Gtd. Notes	5.38	1/27/21	100,000	111,783
				543,153
Financial—2.7%
American International Group, Sr. Unscd. Notes	4.25	9/15/14	520,000	547,263
Bank of America, Sub. Notes	5.49	3/15/19	970,000	1,028,998
Barclays Bank, Sr. Unscd. Notes	5.13	1/8/20	505,000	546,235
BBVA US Senior, Bank Gtd. Notes	3.25	5/16/14	370,000	366,899
Bear Stearns, Sub. Notes	5.55	1/22/17	395,000	447,440
BlackRock, Sr. Unscd. Notes	6.25	9/15/17	420,000	515,506
Boston Properties, Sr. Unscd Notes	4.13	5/15/21	360,000	386,153
Citigroup, Sub. Notes	5.00	9/15/14	415,000	434,328
Citigroup, Sr. Unscd. Notes	6.13	11/21/17	195,000	225,381
Ford Motor Credit, Sr. Unscd. Notes	3.00	6/12/17	320,000	321,534
General Electric Capital, Sub. Notes	5.30	2/11/21	540,000	622,468
Goldman Sachs Group, Sub. Notes	6.75	10/1/37	445,000	464,748
HSBC Finance, Sr. Sub. Notes	6.68	1/15/21	582,000	661,252
Jefferies Group, Sr. Unscd. Notes	5.13	4/13/18	350,000	357,875
Jefferies Group, Sr. Unscd. Notes	8.50	7/15/19	305,000	349,988
MetLife, Sr. Unscd. Notes	7.72	2/15/19	345,000	448,910
Morgan Stanley, Sub. Notes	4.75	4/1/14	590,000	607,507
Prudential Financial, Sr. Unscd. Notes	4.75	9/17/15	395,000	434,028
Rabobank Nederland, Bank Gtd. Notes	5.25	5/24/41	330,000	390,434
Royal Bank of Scotland, Bank Gtd. Notes	4.88	3/16/15	505,000	536,522
Simon Property Group, Sr. Unscd. Notes	5.65	2/1/20	450,000	542,307
TD Ameritrade Holding, Gtd. Notes	4.15	12/1/14	335,000	354,802
				10,590,578
Foreign/Governmental—.2%
Mexican Government, Sr. Unscd. Notes	5.63	1/15/17	315,000	370,125
Mexican Government, Sr. Unscd. Notes	6.63	3/3/15	185,000	209,975
Province of Ontario Canada, Sr. Unscd. Bonds	4.00	10/7/19	330,000	382,255
				962,355
Health Care—.2%
Amgen, Sr. Unscd. Notes	5.65	6/15/42	410,000	479,987
Thermo Fisher Scientific, Sr. Unscd. Notes	2.25	8/15/16	280,000	290,286
				770,273

The Funds 107

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Industrial—.3%
ABB Finance USA, Gtd. Notes	2.88	5/8/22	575,000	597,581
CRH America, Gtd. Notes	5.30	10/15/13	405,000	421,733
Tyco International Finance, Gtd. Notes	3.38	10/15/15	56,000	59,815
				1,079,129
Information Technology—.2%
Hewlett-Packard, Sr. Unscd. Notes	2.60	9/15/17	100,000	99,110
Oracle, Sr. Unscd. Notes	5.75	4/15/18	520,000	643,458
				742,568
Materials—.1%
Eastman Chemical, Sr. Unscd. Notes	3.60	8/15/22	365,000	384,623
Municipal Bonds—1.1%
California, GO (Build America Bonds)	7.30	10/1/39	575,000	758,557
Chicago, GO	7.78	1/1/35	340,000	448,610
Illinois, GO	4.42	1/1/15	440,000	468,098
Los Angeles Community College District, GO (Build America Bonds)	6.75	8/1/49	655,000	939,060
Massachusetts, GO (Build America Bonds)	4.20	12/1/21	320,000	372,128
New Jersey Turnpike Authority,
Turnpike Revenue (Build America Bonds)	7.10	1/1/41	435,000	646,793
New York City Municipal Water Finance Authority,
Water and Sewer System Second General
Resolution Revenue (Build America Bonds)	6.28	6/15/42	320,000	380,762
Puerto Rico Commonwealth Government
Development Bank, Revenue Bonds	3.67	5/1/14	415,000	423,242
				4,437,250
Telecommunications—.5%
AT&T, Sr. Unscd. Notes	4.45	5/15/21	450,000	529,029
Rogers Communications, Gtd. Notes	6.38	3/1/14	380,000	411,867
Telefonica Emisiones, Gtd. Notes	5.13	4/27/20	495,000	453,544
Verizon Communications, Sr. Unscd. Notes	5.50	2/15/18	550,000	670,619
				2,065,059
U.S. Government Agencies/Mortgage-Backed—5.8%
Federal Home Loan Mortgage Corp.:
2.50%, 4/1/27			392,497[c]	408,214
4.00%, 11/1/40—1/1/41			784,156[c]	839,810
4.50%, 5/1/39—11/1/41			3,392,555[c]	3,764,865
5.00%, 7/1/40			1,060,636[c]	1,159,835
5.50%, 12/1/37—12/1/38			1,018,604[c]	1,119,024

BNY Mellon Asset Allocation Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Government Agencies/Mortgage (continued)
Federal National Mortgage Association:
3.00%, 8/1/27—3/1/42			1,686,412[c]	1,773,338
3.34%, 4/1/41			482,543[b,c]	508,578
3.50%, 1/1/26—6/2/42			3,772,006[c]	4,021,791
4.00%, 9/1/24—4/1/42			3,369,995[c]	3,651,150
4.50%, 6/1/23—4/1/41			1,319,983[c]	1,432,727
5.00%, 12/1/21—2/1/41			1,628,848[c]	1,801,213
5.50%, 2/1/38—3/1/38			1,179,399[c]	1,308,733
6.00%, 4/1/33—12/1/37			1,045,050[c]	1,166,320
6.50%, 10/1/36			94,886[c]	108,110
				23,063,708
U.S. Government Securities—4.2%
U.S. Treasury Inflation Protected Securities:
Bonds, 2.38%, 1/15/27			739,681[d,e]	1,013,651
Notes, 0.63%, 7/15/21			605,835[d,e]	686,203
Notes, 1.38%, 7/15/18			585,321[d,e]	681,853
Notes, 1.38%, 1/15/20			493,477[d]	584,346
Notes, 2.38%, 1/15/17			739,681[d,e]	865,311
U.S. Treasury Notes:
0.25%, 1/15/15			760,000[e]	760,238
0.25%, 8/15/15			2,225,000[e]	2,222,566
0.38%, 4/15/15			865,000[e]	867,568
0.75%, 6/15/14			1,230,000[e]	1,241,627
0.75%, 6/30/17			395,000	398,364
1.25%, 3/15/14			1,525,000[e]	1,549,187
1.25%, 4/30/19			25,000[e]	25,504
1.38%, 2/28/19			970,000[e]	998,949
1.50%, 6/30/16			390,000[e]	406,148
1.50%, 7/31/16			510,000[e]	531,317
1.75%, 7/31/15			750,000	781,583
1.75%, 5/15/22			2,725,000[e]	2,780,778
2.25%, 7/31/18			180,000[e]	195,216
				16,590,409
Utilities—.2%
Boston Gas, Sr. Unscd. Notes	4.49	2/15/42	250,000[a]	283,059
Hydro-Quebec, Gov’t Gtd. Notes	2.00	6/30/16	280,000	293,570
Xcel Energy, Sr. Unscd. Notes	4.70	5/15/20	315,000	371,974
				948,603
Total Bonds and Notes
(cost $64,811,206)				69,575,546

The Funds 109

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)
Common Stocks—17.4%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—1.8%			Financial—2.4%
Amazon.com	3,750[f]	930,862	American Express	19,280	1,124,024
Autoliv	10,450	619,580	American Tower	4,760	335,104
Carnival	13,120	455,002	Ameriprise Financial	15,010	824,199
CBS, Cl. B	30,130	1,094,924	Bank of America	51,910	414,761
News, Cl. A	54,260	1,269,141	Capital One Financial	11,250	635,963
PVH	7,040	661,056	CBRE Group, Cl. A	19,210[f]	332,525
Target	11,960	766,516	Chubb	9,230	682,005
Walt Disney	26,330	1,302,545	IntercontinentalExchange	5,000[f]	683,500
		7,099,626	JPMorgan Chase & Co.	34,312	1,274,348
Consumer Staples—1.9%			Moody's	16,750	663,300
Coca-Cola Enterprises	25,060	740,022	T. Rowe Price Group	11,970	735,437
Dr. Pepper Snapple Group	9,140	409,563	Wells Fargo & Co.	56,860	1,934,946
Lorillard	6,460	810,795			9,640,112
PepsiCo	24,960	1,807,853	Health Care—2.7%
Philip Morris International	18,040	1,610,972	Allscripts
Ralcorp Holdings	10,080[f]	715,277	Healthcare Solutions	26,160[f]	274,680
Unilever, ADR	42,250	1,515,930	Cigna	11,410	522,236
		7,610,412	Covidien	21,542	1,207,429
Energy—2.0%			Johnson & Johnson	15,790	1,064,720
Anadarko Petroleum	11,220	777,209	McKesson	7,560	658,552
Apache	11,490	985,267	Merck & Co.	45,690	1,966,955
Ensco, Cl. A	17,370	996,517	Pfizer	105,550	2,518,423
EOG Resources	4,700	509,010	Sanofi, ADR	40,100	1,642,095
Exxon Mobil	20,540	1,793,142	Zimmer Holdings	13,630	842,061
National Oilwell Varco	17,760	1,399,488			10,697,151
Occidental Petroleum	11,480	975,915	Industrial—1.7%
TransCanada	14,790	666,585	Caterpillar	9,290	792,716
		8,103,133	Cooper Industries	15,790	1,155,039
Exchange-Traded Funds—.1%			Danaher	11,100	594,627
Standard & Poor's Depository			Eaton	8,650	386,828
Receipts S&P 500 ETF Trust	3,210	453,124	FedEx	13,040	1,142,695

BNY Mellon Asset Allocation Fund (continued)

Common Stocks (continued)	Shares	Value ($)	Other Investment—65.0%	Shares		Value ($)
Industrial (continued)			Registered
General Electric	80,540	1,667,983	Investment Companies:
Robert Half International	18,020	473,926	ASG Global
Tyco International	10,182	574,061	Alternatives Fund, Cl. Y	780,248	[f]	8,098,971
		6,787,875	BNY Mellon Emerging
			Markets Fund, Cl. M	3,799,782	[g]	34,919,996
Information
Technology—3.5%			BNY Mellon
			Focused Equity
Alliance Data Systems	9,370[f]	1,289,780	Opportunities Fund, Cl. M	2,035,403	[g]	26,623,065
Apple	7,410	4,929,428	BNY Mellon Intermediate
Cognizant Technology			Bond Fund, Cl. M	1,038,522	[g]	13,770,808
Solutions, Cl. A	11,190[f]	719,293	BNY Mellon
EMC	42,270[f]	1,111,278	International Fund, Cl. M	883,599	[g]	8,208,635
Informatica	12,050[f]	392,830	BNY Mellon Mid Cap
International			Multi-Strategy Fund, Cl. M	1,565,056	[g]	18,232,902
Business Machines	5,490	1,069,727	BNY Mellon Short-Term
Intuit	12,890	754,581	U.S. Government
Oracle	33,870	1,071,986	Securities Fund, Cl. M	1,227,902	[g]	15,004,958
QUALCOMM	23,550	1,447,383	BNY Mellon
Teradata	7,315[f]	558,720	Small/Mid Cap Fund, Cl. M	649,291	[g]	8,434,294
VMware, Cl. A	8,012[f]	713,388	BNY Mellon U.S. Core
			Equity 130/30 Fund, Cl. M	956,880	[g]	11,731,343
		14,058,395
			Dreyfus
Materials—.5%			Emerging Markets Debt
LyondellBasell Industries, Cl. A	19,410	947,984	Local Currency Fund, Cl. I	324,449	[g]	4,720,739
Praxair	6,660	702,630	Dreyfus Global Real Estate
Vale, ADR	25,530	417,926	Securities Fund, Cl. I	1,073,159	[g]	8,596,005
		2,068,540	Dreyfus High Yield Fund, Cl. I	1,903,661	[g]	12,392,832
Telecommunications—.4%			Dreyfus Inflation Adjusted
AT&T	38,497	1,410,530	Securities Fund,
Utilities—.4%			Institutional Shares	802,569	[g]	11,532,917
NextEra Energy	22,630	1,523,225	Dreyfus
			Institutional Preferred Plus
Total Common Stocks			Money Market Fund	6,438,816	[h]	6,438,816
(cost $56,208,817)		69,452,123

The Funds 111

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)
Other Investment (continued)	Shares	Value ($)		Shares	Value ($)
Registered Investment			Registered Investment
Companies (continued):			Companies (continued):
Dreyfus Select Managers			TCW Emerging
Small Cap Growth Fund, Cl. I	417,876[f,g]	7,755,778	Markets Income
Dreyfus Select Managers			Fund, Cl. I	797,280	7,247,278
Small Cap Value Fund, Cl. I	515,929[g]	9,952,273	Total Other Investment
Dreyfus U.S. Equity Fund, Cl. I	1,274,423[g]	19,269,275	(cost $244,655,916)		258,656,984
Dreyfus/Newton International			Total Investments
Equity Fund, Cl. I	251,072[g]	4,089,966	(cost $365,675,939)	99.9%	397,684,653
Guggenheim Managed Futures
Strategy Fund, Cl. Y	316,430[f]	7,031,075	Cash and Receivables (Net)	.1%	353,846
Global Stock Fund, Cl. I	996,252[g]	14,605,058	Net Assets	100.0%	398,038,499

ADR—American Depository Receipts
GO—General Obligation

a Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2012, these securities were valued at $1,831,793 or .5% of net assets.
b Variable rate security—interest rate subject to periodic change.
c The Federal Housing Finance Agency (FHFA) placed Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
[d] Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
e Security, or portion thereof, on loan.At August 31, 2012, the value of the fund's securities on loan was $12,389,633 and the value of the collateral held by the fund was
$12,642,593, consisting of U.S. Government and agency securities.
f Non-income producing security.
g Investment in affiliated mutual fund.
[h] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Mutual Funds: Domestic	40.6	Municipal Bonds	1.1
Mutual Funds: Foreign	22.8	Asset/Mortgage-Backed	.7
Common Stocks	17.3	Exchange-Traded Funds	.1
U.S. Government & Agencies	10.0	Foreign/Governmental	.2
Corporate Bonds	5.5
Money Market Investment	1.6		99.9

† Based on net assets.
See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2012

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	Large Cap	Large Cap Market	Tax-Sensitive Large Cap	Income	Mid Cap
	Stock Fund	Opportunities Fund	Multi-Strategy Fund	Stock Fund	Multi-Strategy Fund
Assets ($):
Investments in securities—
See Statement of Investments†
(including securities on loan)††—Note 2(b):
Unaffiliated issuers	984,056,655	124,085,605	105,572,125	538,169,341	992,612,482
Affiliated issuers	17,993,338	28,082,919	17,353,056	77,541,607	240,097,686
Cash	—	9,191	241	—	13,172,828
Receivable for investment securities sold	2,078,059	—	—	—	365,370,857
Dividends and securities
lending income receivable	1,850,472	—	—	1,803,024	1,148,698
Receivable for shares of
Beneficial Interest subscribed	404,030	467,800	296,150	244,296	4,522,078
Dividends receivable	—	187,371	191,091	—	—
Receivable for futures variation margin	—	—	—	—	1,037,340
Prepaid expenses	20,398	16,019	15,914	18,384	72,640
	1,006,402,952	152,848,905	123,428,577	617,776,652	1,618,034,609
Liabilities ($):
Due to The Dreyfus Corporation
and affiliates—Note 4(c)	577,008	86,307	80,131	308,805	798,353
Due to Administrator—Note 4(a)	104,145	13,234	11,292	56,598	125,385
Cash overdraft due to Custodian	1,054,602	—	—	331,495	—
Liability for securities on loan—Note 2(b)	17,903,427	—	—	71,135,350	37,136,636
Bank loan payable—Note 3	1,800,000	—	—	—	—
Payable for shares of
Beneficial Interest redeemed	705,375	218,993	31,000	289,632	910,379
Interest payable—Note 3	1,225	—	—	—	—
Payable for investment
securities purchased	—	—	—	2,760,169	365,387,995
Accrued expenses	65,114	44,837	43,996	55,821	68,276
	22,210,896	363,371	166,419	74,937,870	404,427,024
Net Assets ($)	984,192,056	152,485,534	123,262,158	542,838,782	1,213,607,585

The Funds 113

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	Large Cap	Large Cap Market	Tax-Sensitive Large Cap	Income	Mid Cap
	Stock Fund	Opportunities Fund	Multi-Strategy Fund	Stock Fund	Multi-Strategy Fund
Composition of Net Assets ($):
Paid-in capital	746,083,983	141,313,908	110,957,221	508,911,228	1,080,606,994
Accumulated undistributed
investment income—net	188,523	431,777	528,869	141,531	774,591
Accumulated net realized
gain (loss) on investments	36,300,517	(3,879,869)	(3,136,876)	(3,445,932)	25,231,641
Accumulated net unrealized appreciation
(depreciation) on investments [including
($167,924) net unrealized (depreciation)
on financial futures for BNY Mellon
Mid Cap Multi-Strategy Fund]	201,619,033	14,619,718	14,912,944	37,231,955	106,994,359
Net Assets ($)	984,192,056	152,485,534	123,262,158	542,838,782	1,213,607,585
Net Asset Value Per Share
Class M Shares
Net Assets ($)	971,848,533	152,457,552	123,249,747	541,603,942	1,188,324,097
Shares Outstanding	106,030,171	12,538,524	9,857,844	77,528,245	101,996,940
Net Asset Value Per Share ($)	9.17	12.16	12.50	6.99	11.65
Investor Shares
Net Assets ($)	12,343,523	27,982	12,411	1,234,840	25,283,488
Shares Outstanding	1,345,991	2,284	1,000	175,474	2,194,248
Net Asset Value Per Share ($)	9.17	12.25	12.41	7.04	11.52
† Investments at cost ($):
Unaffiliated issuers	782,437,622	110,996,741	91,822,928	500,937,386	885,450,199
Affiliated issuers	17,993,338	26,552,065	16,189,309	77,541,607	240,097,686
††Value of securities on loan ($)	17,533,446	—	—	69,335,415	32,705,961

See notes to financial statements.

	BNY Mellon	BNY Mellon	BNY Mellon
	Small Cap	U.S. Core Equity	Focused Equity	BNY Mellon
	Multi-Strategy Fund	130/30Fund	Opportunities Fund	Small/Mid Cap Fund
Assets ($):
Investments in securities—
See Statement of Investments†
(including securities on loan)††—Note 2(b):
Unaffiliated issuers	229,827,847	353,601,178	466,802,138	522,583,964
Affiliated issuers	29,702,563	2,134,177	1,074,547	51,797,565
Cash	325,178	66,242	97,656	184,099
Receivable for investment securities sold	56,394,710	—	—	143,802,694
Receivable for shares of
Beneficial Interest subscribed	649,471	8,223	75,625	109,061
Dividends and securities lending income receivable	106,103	—	—	525,518
Receivable for futures variation margin	25,380	—	—	—
Dividends receivable	—	648,805	715,841	—
Prepaid expenses	22,109	16,180	19,383	19,960
	317,053,361	356,474,805	468,785,190	719,022,861
Liabilities ($):
Due to The Dreyfus Corporation
and affiliates—Note 4(c)	196,945	207,698	290,956	363,894
Due to Administrator—Note 4(a)	25,026	29,257	48,913	56,873
Payable for investment securities purchased	59,897,367	731,071	—	139,744,763
Liability for securities on loan—Note 2(b)	17,350,832	—	—	49,509,775
Payable for shares of Beneficial
Interest redeemed	180,179	256,540	285,863	1,839,500
Securities sold short, at value (proceeds
$80,933,252)—See Statement of Securities Sold Short	—	77,183,963	—	—
Payable to brokers for proceeds
on securities sold short	—	1,093,199	—	—
Dividends payable on securities sold short	—	101,401	—	—
Due to Broker	—	69,566	—	—
Interest payable—Note 3	—	58	—	—
Accrued expenses	54,042	45,104	53,704	67,473
	77,704,391	79,717,857	679,436	191,582,278
Net Assets ($)	239,348,970	276,756,948	468,105,754	527,440,583

The Funds 115

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	BNY Mellon	BNY Mellon	BNY Mellon
	Small Cap	U.S. Core Equity	Focused Equity	BNY Mellon
	Multi-Strategy Fund	130/30Fund	Opportunities Fund	Small/Mid Cap Fund
Composition of Net Assets ($):
Paid-in capital	300,526,255	288,006,731	411,010,051	520,498,631
Accumulated undistributed investment income—net	125,135	572,743	2,452,967	4,468,734
Accumulated net realized gain (loss) on investments	(79,508,181)	(67,278,851)	(17,606,113)	(40,626,727)
Accumulated net unrealized appreciation (depreciation)
on investments [including ($11,374) net unrealized
(depreciation) on financial futures for BNY Mellon
Small Cap Multi-Strategy Fund]	18,205,761	—	72,248,849	43,099,945
Accumulated net unrealized appreciation
(depreciation) on investments and
securities sold short	—	55,456,325	—	—
Net Assets ($)	239,348,970	276,756,948	468,105,754	527,440,583
Net Asset Value Per Share
Class M Shares
Net Assets ($)	232,951,960	276,640,327	467,902,868	526,484,041
Shares Outstanding	20,206,444	22,571,316	35,762,555	40,530,066
Net Asset Value Per Share ($)	11.53	12.26	13.08	12.99
Investor Shares
Net Assets ($)	6,397,010	116,621	202,886	956,542
Shares Outstanding	570,843	9,542	15,550	73,940
Net Asset Value Per Share ($)	11.21	12.22	13.05	12.94
† Investments at cost ($):
Unaffiliated issuers	211,610,712	301,894,142	394,553,289	479,484,019
Affiliated issuers	29,702,563	2,134,177	1,074,547	51,797,565
††Value of securities on loan ($)	16,368,237	—	—	40,955,467

See notes to financial statements.

		BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	BNY Mellon	Emerging	International	International	Asset Allocation
	International Fund	Markets Fund	Appreciation Fund	Equity Income Fund	Fund
Assets ($):
Investments in securities—
See Statement of Investments†
(including securities on loan)††—Note 2(b):
Unaffiliated issuers	551,212,429	2,131,096,731	121,950,754	78,240,184	161,404,993
Affiliated issuers	175,101	6,816,020	1,396,388	1,160,763	236,279,660
Cash	14,600	247,190	26,823	397,950	—
Cash denominated in foreign currencies†††	1,583,012	17,256,002	—	696,923	—
Receivable for investment securities sold	6,993,460	19,893,343	67,066	—	—
Dividends receivable	2,833,041	4,912,650	384,287	852,340	—
Receivable for shares of
Beneficial Interest subscribed	61,000	976,415	—	381,982	76,250
Unrealized appreciation on forward foreign
currency exchange contracts—Note 5	20	5,062	22,954	—	—
Dividends, interest and securities
lending income receivable	—	—	—	—	599,830
Receivable for futures variation margin—Note 5	—	—	—	—	—
Prepaid expenses and other assets	19,452	24,110	441,126	27,940	19,387
	562,892,115	2,181,227,523	124,289,398	81,758,082	398,380,120
Liabilities ($):
Due to The Dreyfus Corporation
and affiliates—Note 4(c)	535,700	2,804,676	64,138	78,941	72,764
Due to Administrator—Note 4(a)	60,516	235,140	13,215	8,240	14,513
Cash overdraft due to Custodian	—	—	—	—	123,282
Payable for investment securities purchased	4,829,293	12,054,990	35,652	520,100	—
Payable for shares of
Beneficial Interest redeemed	3,674,237	11,349,879	322,659	60,060	77,855
Unrealized depreciation on forward foreign
currency exchange contracts—Note 5	16,761	49,936	4,073	—	—
Interest payable—Note 3	331	—	—	—	—
Payable for futures variation margin—Note 5	—	—	4,968	—	—
Accrued expenses	57,916	95,865	83,052	46,105	53,207
	9,174,754	26,590,486	527,757	713,446	341,621
Net Assets ($)	553,717,361	2,154,637,037	123,761,641	81,044,636	398,038,499

The Funds 117

STATEMENTS OF ASSETS AND LIABILITIES (continued)

		BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	BNY Mellon	Emerging	International	International	Asset Allocation
	International Fund	Markets Fund	Appreciation Fund	Equity Income Fund	Fund
Composition of Net Assets ($):
Paid-in capital	1,296,038,708	2,444,316,890	206,841,674	82,758,630	364,192,231
Accumulated undistributed
investment income—net	16,050,808	18,723,861	2,992,014	1,320,137	1,629,201
Accumulated net realized
gain (loss) on investments	(666,601,826)	(217,154,697)	(39,292,647)	(1,585,311)	208,353
Accumulated net unrealized appreciation
(depreciation) on investments and foreign
currency transactions [including ($26,564)
net unrealized (depreciation) on financial
futures for BNY Mellon International
Appreciation Fund]	(91,770,329)	(91,249,017)	(46,779,400)	(1,448,820)	—
Accumulated net unrealized appreciation
(depreciation) on investments	—	—	—	—	32,008,714
Net Assets ($)	553,717,361	2,154,637,037	123,761,641	81,044,636	398,038,499
Net Asset Value Per Share
Class M Shares
Net Assets ($)	549,600,934	2,138,310,642	119,729,561	81,034,331	392,947,873
Shares Outstanding	59,164,355	232,610,792	11,086,758	6,298,700	35,835,457
Net Asset Value Per Share ($)	9.29	9.19	10.80	12.87	10.97
Investor Shares
Net Assets ($)	4,116,427	16,326,395	4,032,080	10,305	5,090,626
Shares Outstanding	418,382	1,734,318	377,411	800	461,686
Net Asset Value Per Share ($)	9.84	9.41	10.68	12.88	11.03
† Investments at cost ($):
Unaffiliated issuers	642,909,543	2,222,246,975	168,720,059	79,688,310	143,760,068
Affiliated issuers	175,101	6,816,020	1,396,388	1,160,763	221,915,871
†† Value of securities on loan ($)	—	—	—	—	12,389,633
††† Cash denominated in foreign
currencies (cost) ($)	1,581,493	17,291,117	—	699,529	—

See notes to financial statements.

STATEMENTS OF OPERATIONS

Year Ended August 31, 2012

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	Large Cap	Large Cap Market	Tax-Sensitive Large Cap	Income	Mid Cap
	Stock Fund	Opportunities Fund	Multi-Strategy Fund	Stock Fund	Multi-Strategy Fund
Investment Income ($):
Income:
Cash dividends (net of $124,339 and
$43,157 foreign taxes withheld at source
for BNY Mellon Large Cap Stock Fund and
BNY Mellon Income Stock Fund, respectively):
Unaffiliated issuers	17,755,987	1,622,306	1,584,844	15,624,006	12,093,176
Affiliated issuers	1,814	163,587	66,784	5,686	15,735
Income from securities lending—Note 2(b)	65,620	—	—	141,540	144,416
Total Income	17,823,421	1,785,893	1,651,628	15,771,232	12,253,327
Expenses:
Investment advisory fees—Note 4(a)	6,598,599	801,484	636,907	2,571,110	9,216,050
Administration fees—Note 4(a)	1,264,289	135,569	109,770	492,379	1,530,277
Trustees' fees and expenses—Note 4(d)	98,350	10,412	6,870	33,492	97,998
Custodian fees—Note 4(c)	76,482	17,499	34,048	28,221	90,657
Shareholder servicing costs—Note 4(c)	31,563	133	82	3,329	71,549
Auditing fees	28,425	23,316	23,675	31,032	29,160
Registration fees	26,883	30,099	32,037	32,270	37,862
Legal fees	20,483	5,631	3,019	10,171	25,593
Interest expense—Note 3	15,479	—	—	—	1,025
Loan commitment fees—Note 3	6,931	1,189	955	3,344	11,431
Prospectus and shareholders' reports	5,436	7,604	7,239	7,868	16,411
Distribution fees—Note 4(b)	—	—	—	—	1,499
Miscellaneous	33,540	16,250	15,966	17,969	31,643
Total Expenses	8,206,460	1,049,186	870,568	3,231,185	11,161,155
Less—reduction in fees due to
earnings credits—Note 4(c)	(6)	—	(1)	(3)	(127)
Net Expenses	8,206,454	1,049,186	870,567	3,231,182	11,161,028
Investment Income—Net	9,616,967	736,707	781,061	12,540,050	1,092,299
Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments:
Unaffiliated issuers	64,410,207	(1,785,640)	(2,209,946)	10,781,540	24,838,862
Affiliated issuers	—	(1,499,231)	(357,900)	—	—
Net realized gain (loss) on options transactions	—	—	—	113,833	—
Net Realized Gain (Loss)	64,410,207	(3,284,871)	(2,567,846)	10,895,373	24,838,862
Net unrealized appreciation
(depreciation) on investments:
Unaffiliated issuers	54,209,338	12,934,722	12,150,735	31,275,889	39,723,694
Affiliated issuers	—	4,160,422	1,671,645	—	—
Net unrealized appreciation
(depreciation) on options transactions	—	—	—	77,963	—
Net unrealized appreciation
(depreciation) on financial futures	—	—	—	—	(167,924)
Net Unrealized Appreciation (Depreciation)	54,209,338	17,095,144	13,822,380	31,353,852	39,555,770
Net Realized and Unrealized
Gain (Loss) on Investments	118,619,545	13,810,273	11,254,534	42,249,225	64,394,632
Net Increase in Net Assets Resulting
from Operations	128,236,512	14,546,980	12,035,595	54,789,275	65,486,931

See notes to financial statements.

The Funds 119

STATEMENTS OF OPERATIONS (continued)

	BNY Mellon	BNY Mellon	BNY Mellon
	Small Cap	U.S. Core Equity	Focused Equity	BNY Mellon
	Multi-Strategy Fund	130/30Fund	Opportunities Fund	Small/Mid Cap Fund
Investment Income ($):
Income:
Cash dividends (net of $2,069, $141,999 and
$39,982 foreign taxes withheld at source for
BNY Mellon Small Cap Multi-Strategy Fund,
BNY Mellon U.S. Core Equity 130/30 Fund
and BNY Mellon Small/Mid Cap Fund, respectively):
Unaffiliated issuers	2,739,582	6,513,307	6,449,418	3,862,338
Affiliated issuers	3,231	2,171	2,506	12,827
Income from securities lending—Note 2(b)	233,765	—	818	2,863,810
Total Income	2,976,578	6,515,478	6,452,742	6,738,975
Expenses:
Investment advisory fees—Note 4(a)	2,450,286	2,355,401	3,036,657	3,896,386
Administration fees—Note 4(a)	359,030	366,729	540,199	646,964
Custodian fees—Note 4(c)	57,521	51,428	39,077	46,961
Trustees' fees and expenses—Note 4(d)	36,474	27,436	37,906	45,356
Auditing fees	31,722	31,309	29,798	29,589
Registration fees	28,467	30,619	35,186	36,346
Prospectus and shareholders' reports	18,572	6,380	9,319	10,281
Shareholder servicing costs—Note 4(c)	17,837	1,046	542	1,692
Legal fees	7,138	12,023	15,912	15,890
Loan commitment fees—Note 3	3,627	3,096	5,155	7,484
Interest expense—Note 3	2,967	10,166	2,221	205
Dividends on securities sold short	—	1,618,021	—	—
Interest on securities sold short	—	743,575	—	—
Miscellaneous	2,936	16,425	20,864	24,143
Total Expenses	3,016,577	5,273,654	3,772,836	4,761,297
Less—reduction in fees due to
earnings credits—Note 4(c)	(34)	(1)	(1)	(2)
Net Expenses	3,016,543	5,273,653	3,772,835	4,761,295
Investment Income (loss)—Net	(39,965)	1,241,825	2,679,907	1,977,680
Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments	(3,173,989)	(2,161,102)	(16,748,966)	(23,204,523)
Net realized gain (loss) on financial futures	(2,984)	—	—	—
Net realized gain (loss) on short sale transactions	—	(4,783,872)	—	—
Net realized gain (loss) on options transactions	—	—	(41,201)	—
Net Realized Gain (Loss)	(3,176,973)	(6,944,974)	(16,790,167)	(23,204,523)
Net unrealized appreciation
(depreciation) on investments	31,463,956	45,696,000	48,921,471	17,072,191
Net unrealized appreciation
(depreciation) on financial futures	(11,374)	—	—	—
Net unrealized appreciation
(depreciation) on securities sold short	—	(2,173,780)	—	—
Net Unrealized Appreciation (Depreciation)	31,452,582	43,522,220	48,921,471	17,072,191
Net Realized and Unrealized
Gain (Loss) on Investments	28,275,609	36,577,246	32,131,304	(6,132,332)
Net Increase (Decrease) in Net Assets
Resulting from Operations	28,235,644	37,819,071	34,811,211	(4,154,652)

See notes to financial statements.

		BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	BNY Mellon	Emerging	International	International	Asset Allocation
	International Fund	Markets Fund	Appreciation Fund	Equity Income Fund[a]	Fund
Investment Income ($):
Income:
Cash dividends (net of $2,121,657,
$6,205,207, $435,337, $285,463
and $8,022 foreign taxes withheld at
source for BNY Mellon International Fund,
BNY Mellon Emerging Markets Fund,
BNY Mellon International Appreciation
Fund, BNY Mellon International Equity
Income Fund and BNY Mellon Asset
Allocation Fund, respectively):
Unaffiliated issuers	23,860,613	56,483,283	5,390,198	3,505,382	1,498,657
Affiliated issuers	5,146	35,247	1,032	1,143	3,049,989
Interest	—	17,653	4,213	157	2,527,516
Income from securities lending—Note 2(b)	—	—	—	—	12,540
Total Income	23,865,759	56,536,183	5,395,443	3,506,682	7,088,702
Expenses:
Investment advisory fees—Note 4(a)	5,984,524	24,847,515	772,117	347,185	1,072,426
Administration fees—Note 4(a)	876,927	2,690,655	192,354	50,786	169,072
Custodian fees—Note 4(c)	279,007	1,830,649	17,963	106,574	27,933
Trustees' fees and expenses—Note 4(d)	61,996	181,003	15,874	1,967	32,195
Auditing fees	47,758	65,314	32,945	41,222	35,501
Registration fees	25,997	43,454	29,624	39,386	10,839
Shareholder servicing costs—Note 4(c)	13,049	50,289	10,619	32	12,212
Interest expense—Note 3	11,935	22,289	1,136	—	—
Loan commitment fees—Note 3	7,347	21,982	2,117	—	3,806
Legal fees	6,264	56,580	4,183	53,270	9,244
Prospectus and shareholders' reports	4,689	10,428	2,929	5,678	21,460
Miscellaneous	42,155	576,074	205,390	15,540	38,592
Total Expenses	7,361,648	30,396,232	1,287,251	661,640	1,433,280
Less—reduction in expenses
due to undertaking—Note 4(a)	—	—	—	(170,373)	(391,207)
Less—reduction in fees due to
earnings credits—Note 4(c)	(8)	(22)	(14)	(1)	(2)
Net Expenses	7,361,640	30,396,210	1,287,237	491,266	1,042,071
Investment Income—Net	16,504,119	26,139,973	4,108,206	3,015,416	6,046,631

The Funds 121

STATEMENTS OF OPERATIONS (continued)

		BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	BNY Mellon	Emerging	International	International	Asset Allocation
	International Fund	Markets Fund	Appreciation Fund	Equity Income Fund[a]	Fund

Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments
and foreign currency transactions	(59,878,568)	(184,170,747)	(22,866,998)	(1,735,798)	—
Net realized gain (loss) on forward
foreign currency exchange contracts	67,933	(1,981,387)	(165,967)	(17,912)	—
Net realized gain (loss) on financial futures	—	—	170,731	—	—
Net realized gain (loss) on investments:
Unaffiliated issuers	—	—	—	—	9,364,209
Affiliated issuers	—	—	—	—	(10,452,973)
Capital gain distributions
from affiliated issuers	—	—	—	—	2,925,914
Net Realized Gain (Loss)	(59,810,635)	(186,152,134)	(22,862,234)	(1,753,710)	1,837,150
Net unrealized appreciation
(depreciation) on investments
and foreign currency transactions	6,921,884	(94,751,159)	14,609,994	(1,448,820)	—
Net unrealized appreciation (depreciation)
on forward foreign currency
exchange contracts	(16,004)	(73,611)	(1,000)	—	—
Net unrealized appreciation
(depreciation) on financial futures	—	—	11,027	—	—
Net unrealized appreciation
(depreciation) on investments:
Unaffiliated issuers	—	—	—	—	(1,855,816)
Affiliated issuers	—	—	—	—	15,374,681
Net Unrealized Appreciation (Depreciation)	6,905,880	(94,824,770)	14,620,021	(1,448,820)	13,518,865
Net Realized and Unrealized
Gain (Loss) on Investments	(52,904,755)	(280,976,904)	(8,242,213)	(3,202,530)	15,356,015
Net Increase (Decrease) in Net Assets
Resulting from Operations	(36,400,636)	(254,836,931)	(4,134,007)	(187,114)	21,402,646

a From December 15, 2011 (commencement of operations) to August 31, 2012.
See notes to financial statements.

STATEMENT OF CASH FLOWS

Year Ended August 31, 2012

BNY Mellon U.S. Core Equity 130/30 Fund
Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(504,760,909)
Proceeds from sales of portfolio securities	593,633,675
Purchases from securities sold short	(1,373,516)
Net purchase of short—term portfolio securities	(1,348,177)
Dividends received	6,841,222
Interest and dividends paid on securities sold short	(2,474,265)
Operating expenses paid	(550,762)
Paid to The Dreyfus Corporation	(2,380,264)	87,587,004
Cash Flows from Financing Activites ($):
Net Beneficial Interest transactions		(87,135,511)
Dividends paid		(1,699,019)
Cash at beginning of period		1,313,768
Cash at end of period		66,242
Reconciliation of Net Increase in Net Assets Resulting from
Operations to Net Cash Provided by Operating Activities ($):
Net Increase in Net Assets Resulting from Operations		37,819,071
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities ($):
Purchases of portfolio securities		(504,760,909)
Proceeds from sales of portfolio securities		593,633,675
Purchases from securities sold short		(1,373,516)
Net purchase of short—term portfolio securities		(1,348,177)
Decrease in dividends payable on securities sold short		(99,465)
Increase in interest payable		58
Decrease in accrued expenses		(8,117)
Increase in prepaid expenses		4,989
Decrease in Due to The Dreyfus Corporation and affiliates		(24,863)
Decrease in Due to Administrator		(4,240)
Net realized loss on investments and short sale transactions		6,944,974
Net unrealized appreciation on investments and securities sold short		(43,522,220)
Increase in dividends receivable		325,744
Net Cash Provided by Operating Activities		87,587,004
Supplemental non-cash financing disclosure:
Reinvestment of dividends		516,266

See notes to financial statements.

The Funds 123

STATEMENTS OF CHANGES IN NET ASSETS

			BNY Mellon Large Cap
	BNY Mellon Large Cap Stock Fund		Market Opportunities Fund
	Year Ended August 31,		Year Ended August 31,
	2012	2011	2012	2011
Operations ($):
Investment income—net	9,616,967	12,919,768	736,707	152,877
Net realized gain (loss) on investments	64,410,207	163,670,036	(3,284,871)	(487,853)
Net unrealized appreciation (depreciation) on investments	54,209,338	21,118,761	17,095,144	(2,308,089)
Net Increase (Decrease) in Net Assets
Resulting from Operations	128,236,512	197,708,565	14,546,980	(2,643,065)
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(9,461,194)	(13,063,004)	(385,167)	(75,193)
Investor Shares	(90,719)	(228,248)	—	(7)
Net realized gain on investments:
Class M Shares	—	—	—	(107,832)
Investor Shares	—	—	—	(26)
Total Dividends	(9,551,913)	(13,291,252)	(385,167)	(183,058)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	58,258,330	120,134,622	66,139,968	136,856,625
Investor Shares	8,552,499	39,843,670	308,238	—
Dividends reinvested:
Class M Shares	1,226,758	1,798,959	50,769	88,903
Investor Shares	74,959	211,866	—	—
Cost of shares redeemed:
Class M Shares	(297,872,740)	(386,382,886)	(45,901,357)	(21,197,774)
Investor Shares	(10,755,874)	(39,707,910)	(279,204)	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(240,516,068)	(264,101,679)	20,318,414	115,747,754
Total Increase (Decrease) in Net Assets	(121,831,469)	(79,684,366)	34,480,227	112,921,631
Net Assets ($):
Beginning of Period	1,106,023,525	1,185,707,891	118,005,307	5,083,676
End of Period	984,192,056	1,106,023,525	152,485,534	118,005,307
Undistributed investment income—net	188,523	123,469	431,777	80,237
Capital Share Transactions (Shares):
Class M Shares
Shares sold	6,758,013	13,972,431	5,853,905	12,030,294
Shares issued for dividends reinvested	144,190	207,884	4,701	7,791
Shares redeemed	(35,109,525)	(44,593,462)	(4,049,515)	(1,844,101)
Net Increase (Decrease) in Shares Outstanding	(28,207,322)	(30,413,147)	1,809,091	10,193,984
Investor Shares
Shares sold	1,002,451	4,923,057	27,572	—
Shares issued for dividends reinvested	8,769	24,656	—	—
Shares redeemed	(1,259,168)	(4,397,230)	(26,288)	—
Net Increase (Decrease) in Shares Outstanding	(247,948)	550,483	1,284	—

See notes to financial statements.

	BNY Mellon Tax-Sensitive
	Large Cap Multi-Strategy Fund		BNY Mellon Income Stock Fund
	Year Ended August 31,		Year Ended August 31,
	2012	2011	2012	2011
Operations ($):
Investment income—net	781,061	253,540	12,540,050	3,063,131
Net realized gain (loss) on investments	(2,567,846)	(478,840)	10,895,373	12,878,401
Net unrealized appreciation (depreciation) on investments	13,822,380	1,375,784	31,353,852	741,798
Net Increase (Decrease) in Net Assets
Resulting from Operations	12,035,595	1,150,484	54,789,275	16,683,330
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(415,070)	(89,598)	(12,444,436)	(3,079,872)
Investor Shares	—	(265)	(39,030)	(24,812)
Net realized gain on investments:
Class M Shares	—	(96,101)	—	—
Investor Shares	—	(405)	—	—
Total Dividends	(415,070)	(186,369)	(12,483,466)	(3,104,684)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	57,619,035	79,366,131	371,580,235	140,640,067
Investor Shares	104,518	145,000	1,672,126	346,200
Dividends reinvested:
Class M Shares	36,517	75,037	2,028,416	356,226
Investor Shares	—	—	36,246	22,150
Cost of shares redeemed:
Class M Shares	(21,350,864)	(15,412,029)	(78,969,231)	(40,276,849)
Investor Shares	(105,044)	(146,852)	(1,656,281)	(457,707)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	36,304,162	64,027,287	294,691,511	100,630,087
Total Increase (Decrease) in Net Assets	47,924,687	64,991,402	336,997,320	114,208,733
Net Assets ($):
Beginning of Period	75,337,471	10,346,069	205,841,462	91,632,729
End of Period	123,262,158	75,337,471	542,838,782	205,841,462
Undistributed investment income—net	528,869	167,398	141,531	84,947
Capital Share Transactions (Shares):
Class M Shares
Shares sold	4,930,627	7,002,957	56,409,960	22,303,229
Shares issued for dividends reinvested	3,314	6,519	303,189	54,463
Shares redeemed	(1,837,974)	(1,333,175)	(11,796,291)	(6,258,300)
Net Increase (Decrease) in Shares Outstanding	3,095,967	5,676,301	44,916,858	16,099,392
Investor Shares
Shares sold	8,893	14,244	245,187	53,075
Shares issued for dividends reinvested	—	—	5,440	3,360
Shares redeemed	(8,893)	(14,244)	(241,961)	(68,026)
Net Increase (Decrease) in Shares Outstanding	—	—	8,666	(11,591)

See notes to financial statements.

The Funds 125

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Mid Cap Multi-Strategy Fund		BNY Mellon Small Cap Multi-Strategy Fund
	Year Ended August 31,		Year Ended August 31,
	2012	2011	2012	2011
Operations ($):
Investment income (loss)—net	1,092,299	(216,983)	(39,965)	(729,341)
Net realized gain (loss) on investments	24,838,862	256,166,734	(3,176,973)	102,587,344
Net unrealized appreciation (depreciation) on investments	39,555,770	12,513,235	31,452,582	(10,074,115)
Net Increase (Decrease) in Net Assets
Resulting from Operations	65,486,931	268,462,986	28,235,644	91,783,888
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(4,780,233)	(358,451)	(8,801,501)	—
Investor Shares	(42,885)	—	(192,431)	—
Net realized gain on investments:
Class M Shares	(35,311,699)	—	—	—
Investor Shares	(818,540)	—	—	—
Dreyfus Premier Shares	(12,100)	—	—	—
Total Dividends	(40,965,457)	(358,451)	(8,993,932)	—
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	153,113,475	174,144,431	13,590,917	33,278,117
Investor Shares	12,230,890	18,040,505	2,583,340	4,418,630
Dreyfus Premier Shares	99	—	—	—
Dividends reinvested:
Class M Shares	22,249,585	77,865	1,724,380	—
Investor Shares	724,845	—	174,027	—
Dreyfus Premier Shares	5,005	—	—	—
Cost of shares redeemed:
Class M Shares	(291,866,833)	(320,363,965)	(152,356,466)	(185,736,261)
Investor Shares	(16,185,413)	(14,671,888)	(4,545,765)	(3,653,353)
Dreyfus Premier Shares	(461,467)	(220,873)	—	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(120,189,814)	(142,993,925)	(138,829,567)	(151,692,867)
Total Increase (Decrease) in Net Assets	(95,668,340)	125,110,610	(119,587,855)	(59,908,979)
Net Assets ($):
Beginning of Period	1,309,275,925	1,184,165,315	358,936,825	418,845,804
End of Period	1,213,607,585	1,309,275,925	239,348,970	358,936,825
Undistributed investment income—net	774,591	854,267	125,135	9,188,971

	BNY Mellon Mid Cap Multi-Strategy Fund		BNY Mellon Small Cap Multi-Strategy Fund
	Year Ended August 31,		Year Ended August 31,
	2012	2011	2012	2011
Capital Share Transactions:
Class M Shares
Shares sold	13,367,721	14,184,799	1,249,465	2,854,251
Shares issued for dividends reinvested	2,065,885	6,510	163,673	—
Shares redeemed	(25,688,434)	(26,788,259)	(13,781,151)	(16,462,903)
Net Increase (Decrease) in Shares Outstanding	(10,254,828)	(12,596,950)	(12,368,013)	(13,608,652)
Investor Shares[a]
Shares sold	1,084,492	1,472,070	242,974	388,679
Shares issued for dividends reinvested	67,933	—	16,964	—
Shares redeemed	(1,447,462)	(1,227,310)	(434,403)	(334,224)
Net Increase (Decrease) in Shares Outstanding	(295,037)	244,760	(174,465)	54,455
Dreyfus Premier Shares[a]
Shares sold	10	—	—	—
Shares issued for dividends reinvested	504	—	—	—
Shares redeemed	(41,920)	(19,199)	—	—
Net Increase (Decrease) in Shares Outstanding	(41,406)	(19,199)	—	—

a During the period ended August 31, 2012, 32,858 Dreyfus Premier shares of BNY Mellon Mid Cap Multi-Strategy Fund representing $366,736 were automatically converted to 30,526 Investor shares and during the period ended August 31, 2011, 9,365 Dreyfus Premier shares of BNY Mellon Mid Cap Multi-Strategy Fund representing $107,544 were automatically converted to 8,776 Investor shares.

See notes to financial statements.

The Funds 127

STATEMENTS OF CHANGES IN NET ASSETS (continued)

			BNY Mellon Focused Equity
	BNY Mellon U.S. Core Equity 130/30 Fund		Opportunities Fund
	Year Ended August 31,		Year Ended August 31,
	2012	2011	2012	2011
Operations ($):
Investment income—net	1,241,825	1,569,239	2,679,907	1,102,018
Net realized gain (loss) on investments	(6,944,974)	(392,557)	(16,790,167)	4,548,367
Net unrealized appreciation (depreciation) on investments	43,522,220	6,873,157	48,921,471	34,418,702
Net Increase (Decrease) in Net Assets
Resulting from Operations	37,819,071	8,049,839	34,811,211	40,069,087
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(1,698,931)	(1,000,193)	(648,379)	(1,301,814)
Investor Shares	(88)	(493)	(353)	(30)
Net realized gain on investments:
Class M Shares	—	—	(904,880)	—
Investor Shares	—	—	(934)	—
Total Dividends	(1,699,019)	(1,000,686)	(1,554,546)	(1,301,844)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	60,749,125	190,055,378	124,858,793	225,547,506
Investor Shares	3,312,383	798,035	1,463,419	202,819
Dividends reinvested:
Class M Shares	516,211	244,480	762,262	204,553
Investor Shares	55	459	948	30
Cost of shares redeemed:
Class M Shares	(148,382,844)	(55,715,743)	(115,962,387)	(77,836,582)
Investor Shares	(3,525,730)	(609,123)	(1,315,616)	(188,137)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(87,330,800)	134,773,486	9,807,419	147,930,189
Total Increase (Decrease) in Net Assets	(51,210,748)	141,822,639	43,064,084	186,697,432
Net Assets ($):
Beginning of Period	327,967,696	186,145,057	425,041,670	238,344,238
End of Period	276,756,948	327,967,696	468,105,754	425,041,670
Undistributed investment income—net	572,743	1,006,864	2,452,967	423,691
Capital Share Transactions (Shares):
Class M Shares
Shares sold	5,449,336	16,096,335	10,196,685	17,917,906
Shares issued for dividends reinvested	50,166	21,389	69,296	16,658
Shares redeemed	(13,206,023)	(4,820,334)	(9,790,498)	(6,260,367)
Net Increase (Decrease) in Shares Outstanding	(7,706,521)	11,297,390	475,483	11,674,197
Investor Shares
Shares sold	311,523	67,603	121,170	15,584
Shares issued for dividends reinvested	6	40	86	2
Shares redeemed	(319,681)	(50,749)	(107,834)	(14,718)
Net Increase (Decrease) in Shares Outstanding	(8,152)	16,894	13,422	868

See notes to financial statements.

	BNY Mellon Small/Mid Cap Fund		BNY Mellon International Fund
	Year Ended August 31,		Year Ended August 31,
	2012	2011	2012	2011
Operations ($):
Investment income—net	1,977,680	1,283,000	16,504,119	21,895,200
Net realized gain (loss) on investments	(23,204,523)	(6,070,260)	(59,810,635)	96,222,877
Net unrealized appreciation (depreciation) on investments	17,072,191	31,383,687	6,905,880	(23,804,205)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(4,154,652)	26,596,427	(36,400,636)	94,313,872
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(6,813,784)	(946,111)	(26,606,906)	(21,098,723)
Investor Shares	(5,491)	—	(220,200)	(85,465)
Net realized gain on investments:
Class M Shares	—	(2,188,505)	—	—
Investor Shares	—	(548)	—	—
Total Dividends	(6,819,275)	(3,135,164)	(26,827,106)	(21,184,188)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	184,345,178	323,181,126	112,895,726	134,251,212
Investor Shares	2,054,420	959,983	6,282,213	8,693,135
Dividends reinvested:
Class M Shares	1,101,837	1,483,925	5,380,959	4,224,852
Investor Shares	4,161	130	187,542	71,118
Cost of shares redeemed:
Class M Shares	(158,527,610)	(59,653,073)	(385,294,395)	(328,629,083)
Investor Shares	(1,582,412)	(464,930)	(8,113,921)	(7,099,308)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	27,395,574	265,507,161	(268,661,876)	(188,488,074)
Total Increase (Decrease) in Net Assets	16,421,647	288,968,424	(331,889,618)	(115,358,390)
Net Assets ($):
Beginning of Period	511,018,936	222,050,512	885,606,979	1,000,965,369
End of Period	527,440,583	511,018,936	553,717,361	885,606,979
Undistributed investment income—net	4,468,734	239,611	16,050,808	24,988,789
Capital Share Transactions (Shares):
Class M Shares
Shares sold	14,058,726	22,681,253	12,130,857	12,368,759
Shares issued for dividends reinvested	93,773	106,223	626,421	397,446
Shares redeemed	(12,466,688)	(4,270,027)	(42,094,378)	(30,470,215)
Net Increase (Decrease) in Shares Outstanding	1,685,811	18,517,449	(29,337,100)	(17,704,010)
Investor Shares
Shares sold	158,468	68,447	640,603	761,362
Shares issued for dividends reinvested	355	9	20,590	6,316
Shares redeemed	(123,527)	(31,293)	(828,547)	(617,346)
Net Increase (Decrease) in Shares Outstanding	35,296	37,163	(167,354)	150,332

See notes to financial statements.

The Funds 129

STATEMENTS OF CHANGES IN NET ASSETS (continued)

			BNY Mellon
	BNY Mellon Emerging Markets Fund		International Appreciation Fund
	Year Ended August 31,		Year Ended August 31,
	2012	2011	2012	2011
Operations ($):
Investment income—net	26,139,973	27,856,762	4,108,206	7,099,941
Net realized gain (loss) on investments	(186,152,134)	213,551,422	(22,862,234)	18,357,341
Net unrealized appreciation (depreciation) on investments	(94,824,770)	(162,820,993)	14,620,021	121,250
Net Increase (Decrease) in Net Assets
Resulting from Operations	(254,836,931)	78,587,191	(4,134,007)	25,578,532
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(23,405,669)	(9,688,664)	(6,416,671)	(5,520,095)
Investor Shares	(211,928)	(44,586)	(134,033)	(79,745)
Net realized gain on investments:
Class M Shares	(65,641,307)	—	—	—
Investor Shares	(697,390)	—	—	—
Total Dividends	(89,956,294)	(9,733,250)	(6,550,704)	(5,599,840)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	664,128,793	786,084,683	7,950,174	16,566,755
Investor Shares	21,398,624	28,979,601	1,043,469	530,032
Dividends reinvested:
Class M Shares	46,472,969	2,266,421	283,334	230,727
Investor Shares	601,542	31,912	115,340	74,816
Cost of shares redeemed:
Class M Shares	(582,928,145)	(301,781,598)	(76,113,808)	(56,515,796)
Investor Shares	(24,504,155)	(13,538,636)	(973,159)	(253,286)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	125,169,628	502,042,383	(67,694,650)	(39,366,752)
Total Increase (Decrease) in Net Assets	(219,623,597)	570,896,324	(78,379,361)	(19,388,060)
Net Assets ($):
Beginning of Period	2,374,260,634	1,803,364,310	202,141,002	221,529,062
End of Period	2,154,637,037	2,374,260,634	123,761,641	202,141,002
Undistributed investment income—net	18,723,861	19,435,956	2,992,014	5,570,989
Capital Share Transactions (Shares):
Class M Shares
Shares sold	69,114,145	68,268,713	754,028	1,359,433
Shares issued for dividends reinvested	5,299,084	196,227	29,331	19,308
Shares redeemed	(62,578,705)	(27,016,759)	(7,218,048)	(4,542,340)
Net Increase (Decrease) in Shares Outstanding	11,834,524	41,448,181	(6,434,689)	(3,163,599)
Investor Shares
Shares sold	2,148,836	2,465,784	101,517	42,610
Shares issued for dividends reinvested	66,838	2,693	12,052	6,319
Shares redeemed	(2,499,990)	(1,140,047)	(95,438)	(21,495)
Net Increase (Decrease) in Shares Outstanding	(284,316)	1,328,430	18,131	27,434

See notes to financial statements.

	BNY Mellon International
	Equity Income Fund	BNY Mellon Asset Allocation Fund
	Year Ended August 31,	Year Ended August 31,
	2012[a]	2012	2011
Operations ($):
Investment income—net	3,015,416	6,046,631	5,754,780
Net realized gain (loss) on investments	(1,753,710)	1,837,150	11,863,879
Net unrealized appreciation (depreciation) on investments	(1,448,820)	13,518,865	16,666,780
Net Increase (Decrease) in Net Assets
Resulting from Operations	(187,114)	21,402,646	34,285,439
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(1,534,538)	(7,223,957)	(7,304,859)
Investor Shares	(183)	(77,321)	(77,588)
Net realized gain on investments:
Class M Shares	—	(1,683,683)	—
Investor Shares	—	(19,091)	—
Total Dividends	(1,534,721)	(9,004,052)	(7,382,447)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	94,866,096	59,173,349	47,084,573
Investor Shares	26,541	1,700,033	1,183,019
Dividends reinvested:
Class M Shares	319,558	1,782,388	396,007
Investor Shares	—	85,945	69,403
Cost of shares redeemed:
Class M Shares	(12,431,214)	(45,887,130)	(43,560,968)
Investor Shares	(14,510)	(1,140,312)	(1,301,987)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	82,766,471	15,714,273	3,870,047
Total Increase (Decrease) in Net Assets	81,044,636	28,112,867	30,773,039
Net Assets ($):
Beginning of Period	—	369,925,632	339,152,593
End of Period	81,044,636	398,038,499	369,925,632
Undistributed investment income—net	1,320,137	1,629,201	2,166,321
Capital Share Transactions (Shares):
Class M Shares
Shares sold	7,274,226	5,570,116	4,280,972
Shares issued for dividends reinvested	27,863	173,015	35,728
Shares redeemed	(1,003,389)	(4,314,255)	(3,931,969)
Net Increase (Decrease) in Shares Outstanding	6,298,700	1,428,876	384,731
Investor Shares
Shares sold	1,994	160,057	106,670
Shares issued for dividends reinvested	—	8,184	6,231
Shares redeemed	(1,194)	(105,598)	(119,218)
Net Increase (Decrease) in Shares Outstanding	800	62,643	(6,317)

a From December 15, 2011 (commencement of operations) to August 31, 2012.
See notes to financial statements.

The Funds 131

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each BNY Mellon equity fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from each fund’s financial statements.

			Class M Shares
			Year Ended August 31,
BNY Mellon Large Cap Stock Fund	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	8.14	7.16	6.77	8.77	11.56
Investment Operations:
Investment income—net[a]	.08	.09	.06	.09	.11
Net realized and unrealized
gain (loss) on investments	1.03	.98	.39	(1.91)	(1.05)
Total from Investment Operations	1.11	1.07	.45	(1.82)	(.94)
Distributions:
Dividends from investment income—net	(.08)	(.09)	(.06)	(.09)	(.12)
Dividends from net realized gain on investments	—	—	—	(.09)	(1.73)
Total Distributions	(.08)	(.09)	(.06)	(.18)	(1.85)
Net asset value, end of period	9.17	8.14	7.16	6.77	8.77
Total Return (%)	13.73	14.86	6.62	(20.39)	(9.95)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.80	.80	.81	.80
Ratio of net expenses to average net assets	.81	.80	.80	.81	.80
Ratio of net investment income
to average net assets	.95	.98	.81	1.51	1.15
Portfolio Turnover Rate	76.82	86.71	71.61	109.39	56.13
Net Assets, end of period ($ x 1,000)	971,849	1,093,037	1,178,235	1,449,565	1,750,688

a Based on average shares outstanding at each month end.
See notes to financial statements.

			Investor Shares
			Year Ended August 31,
BNY Mellon Large Cap Stock Fund	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	8.15	7.16	6.78	8.78	11.58
Investment Operations:
Investment income—net[a]	.06	.06	.04	.08	.09
Net realized and unrealized
gain (loss) on investments	1.02	1.00	.38	(1.91)	(1.07)
Total from Investment Operations	1.08	1.06	.42	(1.83)	(.98)
Distributions:
Dividends from investment income—net	(.06)	(.07)	(.04)	(.08)	(.09)
Dividends from net realized gain on investments	—	—	—	(.09)	(1.73)
Total Distributions	(.06)	(.07)	(.04)	(.17)	(1.82)
Net asset value, end of period	9.17	8.15	7.16	6.78	8.78
Total Return (%)	13.33	14.78	6.21	(20.56)	(10.26)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.06	1.05	1.05	1.06	1.05
Ratio of net expenses to average net assets	1.06	1.05	1.05	1.06	1.05
Ratio of net investment income
to average net assets	.71	.68	.56	1.25	.89
Portfolio Turnover Rate	76.82	86.71	71.61	109.39	56.13
Net Assets, end of period ($ x 1,000)	12,344	12,986	7,473	8,274	9,829

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Funds 133

FINANCIAL HIGHLIGHTS (continued)

		Class M Shares
		Year Ended August 31,
BNY Mellon Large Cap Market Opportunities Fund	2012	2011	2010[a]
Per Share Data ($):
Net asset value, beginning of period	11.00	9.48	10.00
Investment Operations:
Investment income—net[b]	.06	.02	.00[c]
Net realized and unrealized
gain (loss) on investments	1.13	1.55	(.52)
Total from Investment Operations	1.19	1.57	(.52)
Distributions:
Dividends from investment income—net	(.03)	(.02)	—
Dividends from net realized gain on investments	—	(.03)	—
Total Distributions	(.03)	(.05)	—
Net asset value, end of period	12.16	11.00	9.48
Total Return (%)	10.89	16.48	(5.20)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.78	.94	15.54[f]
Ratio of net expenses to average net assets[e]	.78	.75	.98[f]
Ratio of net investment income
to average net assets[e]	.55	.21	.48[f]
Portfolio Turnover Rate	43.61	22.06	2.12[d]
Net Assets, end of period ($ x 1,000)	152,458	117,994	5,074

a	From July 30, 2010 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Amount does not include the activity of the underlying funds.
f	Annualized.

See notes to financial statements.

		Investor Shares
		Year Ended August 31,
BNY Mellon Large Cap Market Opportunities Fund	2012	2011	2010[a]
Per Share Data ($):
Net asset value, beginning of period	10.98	9.48	10.00
Investment Operations:
Investment income—net[b]	.13	.00[c]	.00[c]
Net realized and unrealized
gain (loss) on investments	1.14	1.54	(.52)
Total from Investment Operations	1.27	1.54	(.52)
Distributions:
Dividends from investment income—net	—	(.01)	—
Dividends from net realized gain on investments	—	(.03)	—
Total Distributions	—	(.04)	—
Net asset value, end of period	12.25	10.98	9.48
Total Return (%)	11.57	16.16	(5.20)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	1.02	1.24	9.38[f]
Ratio of net expenses to average net assets[e]	1.02	1.00	1.23[f]
Ratio of net investment income
to average net assets[e]	.95	.03	.16[f]
Portfolio Turnover Rate	43.61	22.06	2.12[d]
Net Assets, end of period ($ x 1,000)	28	11	9

a	From July 30, 2010 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Amount does not include the activity of the underlying funds.
f	Annualized.

See notes to financial statements.

The Funds 135

FINANCIAL HIGHLIGHTS (continued)

		Class M Shares
		Year Ended August 31,
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	2012	2011	2010[a]
Per Share Data ($):
Net asset value, beginning of period	11.14	9.52	10.00
Investment Operations:
Investment income—net[b]	.09	.06	.01
Net realized and unrealized
gain (loss) on investments	1.32	1.61	(.49)
Total from Investment Operations	1.41	1.67	(.48)
Distributions:
Dividends from investment income—net	(.05)	(.02)	—
Dividends from net realized gain on investments	—	(.03)	—
Total Distributions	(.05)	(.05)	—
Net asset value, end of period	12.50	11.14	9.52
Total Return (%)	12.75	17.54	(4.80)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.87	1.28	8.12[e]
Ratio of net expenses to average net assets[d]	.87	.88	.99[e]
Ratio of net investment income
to average net assets[d]	.78	.51	.91[e]
Portfolio Turnover Rate	32.62	29.24	1.53[c]
Net Assets, end of period ($ x 1,000)	123,250	75,326	10,337

a	From July 30, 2010 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Not annualized.
[d]	Amount does not include the activity of the underlying funds.
e	Annualized.

See notes to financial statements.

		Investor Shares
		Year Ended August 31,
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	2012	2011	2010[a]
Per Share Data ($):
Net asset value, beginning of period	11.04	9.52	10.00
Investment Operations:
Investment income—net[b]	.06	.03	.01
Net realized and unrealized
gain (loss) on investments	1.31	1.54	(.49)
Total from Investment Operations	1.37	1.57	(.48)
Distributions:
Dividends from investment income—net	—	(.02)	—
Dividends from net realized gain on investments	—	(.03)	—
Total Distributions	—	(.05)	—
Net asset value, end of period	12.41	11.04	9.52
Total Return (%)	12.51	16.31	(4.80)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	1.11	1.77	5.88[e]
Ratio of net expenses to average net assets[d]	1.11	1.13	1.24[e]
Ratio of net investment income
to average net assets[d]	.46	.26	.65[e]
Portfolio Turnover Rate	32.62	29.24	1.53[c]
Net Assets, end of period ($ x 1,000)	12	11	10

a	From July 30, 2010 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Not annualized.
[d]	Amount does not include the activity of the underlying funds.
e	Annualized.

See notes to financial statements.

The Funds 137

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
			Year Ended August 31,
BNY Mellon Income Stock Fund	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	6.28	5.49	5.39	7.22	10.61
Investment Operations:
Investment income—net[a]	.21	.17	.09	.12	.16
Net realized and unrealized
gain (loss) on investments	.70	.79	.10	(1.35)	(1.35)
Total from Investment Operations	.91	.96	.19	(1.23)	(1.19)
Distributions:
Dividends from investment income—net	(.20)	(.17)	(.09)	(.13)	(.16)
Dividends from net realized gain on investments	—	—	—	(.47)	(2.04)
Total Distributions	(.20)	(.17)	(.09)	(.60)	(2.20)
Net asset value, end of period	6.99	6.28	5.49	5.39	7.22
Total Return (%)	14.80	17.41	3.44	(15.73)	(13.79)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.82	.86	.86	.87	.84
Ratio of net expenses to average net assets	.82	.86	.86	.87	.84
Ratio of net investment income
to average net assets	3.17	2.71	1.55	2.47	1.87
Portfolio Turnover Rate	35.60	72.27	66.78	65.88	33.02
Net Assets, end of period ($ x 1,000)	541,604	204,785	90,645	126,763	199,367
a Based on average shares outstanding at each month end.
See notes to financial statements.

			Investor Shares
			Year Ended August 31,
BNY Mellon Income Stock Fund	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	6.33	5.54	5.44	7.27	10.67
Investment Operations:
Investment income—net[a]	.19	.15	.08	.11	.14
Net realized and unrealized
gain (loss) on investments	.71	.80	.10	(1.35)	(1.36)
Total from Investment Operations	.90	.95	.18	(1.24)	(1.22)
Distributions:
Dividends from investment income—net	(.19)	(.16)	(.08)	(.12)	(.14)
Dividends from net realized gain on investments	—	—	—	(.47)	(2.04)
Total Distributions	(.19)	(.16)	(.08)	(.59)	(2.18)
Net asset value, end of period	7.04	6.33	5.54	5.44	7.27
Total Return (%)	14.45	17.02	3.19	(15.84)	(14.03)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.06	1.12	1.11	1.12	1.09
Ratio of net expenses to average net assets	1.06	1.12	1.11	1.12	1.09
Ratio of net investment income
to average net assets	2.91	2.32	1.29	2.19	1.62
Portfolio Turnover Rate	35.60	72.27	66.78	65.88	33.02
Net Assets, end of period ($ x 1,000)	1,235	1,056	988	1,045	1,407

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Funds 139

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
			Year Ended August 31,
BNY Mellon Mid Cap Multi-Strategy Fund	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	11.41	9.31	8.64	11.11	14.19
Investment Operations:
Investment income (loss)—net[a]	.01	(.00)[b]	.05	.07	.03
Net realized and unrealized
gain (loss) on investments	.60	2.10	.68	(2.46)	(.53)
Total from Investment Operations	.61	2.10	.73	(2.39)	(.50)
Distributions:
Dividends from investment income—net	(.04)	(.00)[b]	(.06)	(.06)	(.04)
Dividends from net realized gain on investments	(.33)	—	—	(.02)	(2.54)
Total Distributions	(.37)	(.00)[b]	(.06)	(.08)	(2.58)
Net asset value, end of period	11.65	11.41	9.31	8.64	11.11
Total Return (%)	5.66	22.59	8.49	(21.33)	(5.67)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90	.90	.90	.92	.90
Ratio of net expenses to average net assets	.90	.90	.90	.92	.90
Ratio of net investment income
(loss) to average net assets	.09	(.01)	.53	.86	.28
Portfolio Turnover Rate	156.98	132.20	123.41	147.50	121.12
Net Assets, end of period ($ x 1,000)	1,188,324	1,280,742	1,162,906	1,185,376	1,540,821

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.

See notes to financial statements.

			Investor Shares
			Year Ended August 31,
BNY Mellon Mid Cap Multi-Strategy Fund	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	11.29	9.24	8.57	11.00	14.07
Investment Operations:
Investment income (loss)—net[a]	(.02)	(.03)	.03	.05	.00[b]
Net realized and unrealized
gain (loss) on investments	.60	2.08	.68	(2.43)	(.53)
Total from Investment Operations	.58	2.05	.71	(2.38)	(.53)
Distributions:
Dividends from investment income—net	(.02)	—	(.04)	(.03)	—
Dividends from net realized gain on investments	(.33)	—	—	(.02)	(2.54)
Total Distributions	(.35)	—	(.04)	(.05)	(2.54)
Net asset value, end of period	11.52	11.29	9.24	8.57	11.00
Total Return (%)	5.36	22.19	8.30	(21.51)	(5.94)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.15	1.15	1.15	1.17	1.15
Ratio of net expenses to average net assets	1.15	1.15	1.15	1.17	1.15
Ratio of net investment income
(loss) to average net assets	(.16)	(.26)	.27	.63	.03
Portfolio Turnover Rate	156.98	132.20	123.41	147.50	121.12
Net Assets, end of period ($ x 1,000)	25,283	28,098	20,733	19,785	28,520

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.

See notes to financial statements.

The Funds 141

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
			Year Ended August 31,
BNY Mellon Small Cap Multi-Strategy Fund	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	10.78	8.94	8.57	11.44	14.82
Investment Operations:
Investment income (loss)—net[a]	(.00)[b]	(.02)	.00[b]	.07	.03
Net realized and unrealized
gain (loss) on investments	1.05	1.86	.38	(2.85)	(1.15)
Total from Investment Operations	1.05	1.84	.38	(2.78)	(1.12)
Distributions:
Dividends from investment income—net	(.30)	—	(.01)	(.08)	—
Dividends from net realized gain on investments	—	—	—	(.01)	(2.26)
Total Distributions	(.30)	—	(.01)	(.09)	(2.26)
Net asset value, end of period	11.53	10.78	8.94	8.57	11.44
Total Return (%)	10.05	20.58	4.45	(24.11)	(9.07)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.04	1.01	1.00	1.03	1.01
Ratio of net expenses to average net assets	1.04	1.01	.98	.99	1.01
Ratio of net investment income
(loss) to average net assets	(.01)	(.16)	.01	.88	.28
Portfolio Turnover Rate	148.75	161.05	183.41	159.78	132.19
Net Assets, end of period ($ x 1,000)	232,952	351,122	412,824	610,567	633,118

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.

See notes to financial statements.

			Investor Shares
			Year Ended August 31,
BNY Mellon Small Cap Multi-Strategy Fund	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	10.49	8.72	8.36	11.11	14.50
Investment Operations:
Investment income (loss)—net[a]	(.03)	(.04)	(.02)	.05	.00[b]
Net realized and unrealized
gain (loss) on investments	1.03	1.81	.38	(2.72)	(1.13)
Total from Investment Operations	1.00	1.77	.36	(2.67)	(1.13)
Distributions:
Dividends from investment income—net	(.28)	—	—	(.07)	—
Dividends from net realized gain on investments	—	—	—	(.01)	(2.26)
Total Distributions	(.28)	—	—	(.08)	(2.26)
Net asset value, end of period	11.21	10.49	8.72	8.36	11.11
Total Return (%)	9.76	20.30	4.31	(23.92)	(9.36)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.29	1.26	1.25	1.28	1.26
Ratio of net expenses to average net assets	1.29	1.26	1.23	1.23	1.26
Ratio of net investment income
(loss) to average net assets	(.26)	(.39)	(.24)	.61	.02
Portfolio Turnover Rate	148.75	161.05	183.41	159.78	132.19
Net Assets, end of period ($ x 1,000)	6,397	7,815	6,022	6,277	3,795

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.

See notes to financial statements.

The Funds 143

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
			Year Ended August 31,
BNY Mellon U.S. Core Equity 130/30 Fund	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	10.83	9.81	9.07	11.39	12.64
Investment Operations:
Investment income—net[a]	.05	.06	.03	.07	.07
Net realized and unrealized
gain (loss) on investments	1.44	1.01	.74	(2.28)	(1.32)
Total from Investment Operations	1.49	1.07	.77	(2.21)	(1.25)
Distributions:
Dividends from investment income—net	(.06)	(.05)	(.03)	(.11)	—
Net asset value, end of period	12.26	10.83	9.81	9.07	11.39
Total Return (%)	13.86	10.86	8.53	(19.19)	(9.89)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.79	1.69	1.79	2.02	2.39[b]
Ratio of net expenses to average net assets	1.79	1.69	1.79	2.02	2.28[b]
Ratio of net investment income
to average net assets	.42	.55	.26	.87	.58
Portfolio Turnover Rate	128.54	144.04	117.53	138.97	163.66
Net Assets, end of period ($ x 1,000)	276,640	327,778	186,137	80,952	180,803

a	Based on average shares outstanding at each month end.
b	Higher costs are due to borrowing costs associated with the 130/30 fund structure.

See notes to financial statements.

			Investor Shares
			Year Ended August 31,
BNY Mellon U.S. Core Equity 130/30 Fund	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	10.73	9.76	9.02	11.36	12.63
Investment Operations:
Investment income (loss)—net[a]	(.03)	.02	(.01)	.04	.02
Net realized and unrealized
gain (loss) on investments	1.52	.99	.75	(2.27)	(1.29)
Total from Investment Operations	1.49	1.01	.74	(2.23)	(1.27)
Distributions:
Dividends from investment income—net	(.00)[b]	(.04)	—	(.11)	—
Net asset value, end of period	12.22	10.73	9.76	9.02	11.36
Total Return (%)	13.93	10.34	8.20	(19.47)	(10.06)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.81	1.97	2.09	2.25	2.81[c]
Ratio of net expenses to average net assets	1.81	1.97	2.09	2.25	2.71[c]
Ratio of net investment income
(loss) to average net assets	(.32)	.20	(.08)	.56	.16
Portfolio Turnover Rate	128.54	144.04	117.53	138.97	163.66
Net Assets, end of period ($ x 1,000)	117	190	8	14	13

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Higher costs are due to borrowing costs associated with the 130/30 fund structure.

See notes to financial statements.

The Funds 145

FINANCIAL HIGHLIGHTS (continued)

		Class M Shares
		Year Ended August 31,
BNY Mellon Focused Equity Opportunities Fund	2012	2011	2010[a]
Per Share Data ($):
Net asset value, beginning of period	12.04	10.09	10.00
Investment Operations:
Investment income—net[b]	.08	.04	.06
Net realized and unrealized
gain (loss) on investments	1.01	1.96	.04
Total from Investment Operations	1.09	2.00	.10
Distributions:
Dividends from investment income—net	(.02)	(.05)	(.01)
Dividends from net realized gain on investments	(.03)	—	(.00)[c]
Total Distributions	(.05)	(.05)	(.01)
Net asset value, end of period	13.08	12.04	10.09
Total Return (%)	9.07	19.82	1.01[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.87	.87	.98[e]
Ratio of net expenses to average net assets	.87	.87	.89[e]
Ratio of net investment income
to average net assets	.62	.29	.59[e]
Portfolio Turnover Rate	59.71	58.98	64.75[d]
Net Assets, end of period ($ x 1,000)	467,903	425,016	238,332

a	From September 30, 2009 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Annualized.

See notes to financial statements.

		Investor Shares
		Year Ended August 31,
BNY Mellon Focused Equity Opportunities Fund	2012	2011	2010[a]
Per Share Data ($):
Net asset value, beginning of period	12.04	10.07	10.00
Investment Operations:
Investment income—net[b]	.06	.00[c]	.02
Net realized and unrealized
gain (loss) on investments	.99	1.99	.06
Total from Investment Operations	1.05	1.99	.08
Distributions:
Dividends from investment income—net	(.01)	(.02)	(.01)
Dividends from net realized gain on investments	(.03)	—	(.00)[c]
Total Distributions	(.04)	(.02)	(.01)
Net asset value, end of period	13.05	12.04	10.07
Total Return (%)	8.73	19.80	.75[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.13	1.12	1.53[e]
Ratio of net expenses to average net assets	1.13	1.12	1.14[e]
Ratio of net investment income
to average net assets	.52	.00[f]	.23[e]
Portfolio Turnover Rate	59.71	58.98	64.75[d]
Net Assets, end of period ($ x 1,000)	203	26	13

a	From September 30, 2009 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Annualized.
f	Amount represents less than .01%.

See notes to financial statements.

The Funds 147

FINANCIAL HIGHLIGHTS (continued)

		Class M Shares
		Year Ended August 31,
BNY Mellon Small/Mid Cap Fund	2012	2011	2010[a]
Per Share Data ($):
Net asset value, beginning of period	13.14	10.92	10.00
Investment Operations:
Investment income—net[b]	.05	.04	.01
Net realized and unrealized
gain (loss) on investments	(.02)	2.31	.95
Total from Investment Operations	.03	2.35	.96
Distributions:
Dividends from investment income—net	(.18)	(.04)	(.01)
Dividends from net realized gain on investments	—	(.09)	(.03)
Total Distributions	(.18)	(.13)	(.04)
Net asset value, end of period	12.99	13.14	10.92
Total Return (%)	.34	21.41	9.65[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92	.92	1.07[d]
Ratio of net expenses to average net assets	.92	.92	.92[d]
Ratio of net investment income
to average net assets	.38	.29	.06[d]
Portfolio Turnover Rate	149.30	107.81	109.25[c]
Net Assets, end of period ($ x 1,000)	526,484	510,512	222,034

a	From September 30, 2009 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Not annualized.
[d] Annualized.

See notes to financial statements.

		Investor Shares
		Year Ended August 31,
BNY Mellon Small/Mid Cap Fund	2012	2011	2010[a]
Per Share Data ($):
Net asset value, beginning of period	13.11	10.89	10.00
Investment Operations:
Investment income—net[b]	.00[c]	.01	.01
Net realized and unrealized
gain (loss) on investments	(.01)	2.30	.92
Total from Investment Operations	(.01)	2.31	.93
Distributions:
Dividends from investment income—net	(.16)	—	(.01)
Dividends from net realized gain on investments	—	(.09)	(.03)
Total Distributions	(.16)	(.09)	(.04)
Net asset value, end of period	12.94	13.11	10.89
Total Return (%)	.08	21.14	9.34[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.17	1.20	2.35[e]
Ratio of net expenses to average net assets	1.17	1.20	1.20[e]
Ratio of net investment income
to average net assets	.04	.06	.08[e]
Portfolio Turnover Rate	149.30	107.81	109.25[d]
Net Assets, end of period ($ x 1,000)	957	507	16

a	From September 30, 2009 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Annualized.

See notes to financial statements.

The Funds 149

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
			Year Ended August 31,
BNY Mellon International Fund	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	9.94	9.38	10.12	12.11	17.56
Investment Operations:
Investment income—net[a]	.22	.22	.18	.22	.33
Net realized and unrealized
gain (loss) on investments	(.54)	.55	(.67)	(1.54)	(3.14)
Total from Investment Operations	(.32)	.77	(.49)	(1.32)	(2.81)
Distributions:
Dividends from investment income—net	(.33)	(.21)	(.25)	(.41)	(.29)
Dividends from net realized gain on investments	—	—	—	(.26)	(2.35)
Total Distributions	(.33)	(.21)	(.25)	(.67)	(2.64)
Net asset value, end of period	9.29	9.94	9.38	10.12	12.11
Total Return (%)	(2.98)	8.05	(5.07)	(9.95)	(18.61)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.04	1.02	1.09	1.14	1.10
Ratio of net expenses to average net assets	1.04	1.02	1.09	1.03	1.06
Ratio of net investment income
to average net assets	2.35	2.07	1.79	2.52	2.22
Portfolio Turnover Rate	44.62	57.38	67.16	102.83	78.35
Net Assets, end of period ($ x 1,000)	549,601	879,450	996,647	1,247,441	2,002,307
a Based on average shares outstanding at each month end.
See notes to financial statements.

			Investor Shares
			Year Ended August 31,
BNY Mellon International Fund	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	10.51	9.92	10.69	12.70	18.29
Investment Operations:
Investment income—net[a]	.18	.21	.16	.20	.28
Net realized and unrealized
gain (loss) on investments	(.54)	.56	(.70)	(1.60)	(3.26)
Total from Investment Operations	(.36)	.77	(.54)	(1.40)	(2.98)
Distributions:
Dividends from investment income—net	(.31)	(.18)	(.23)	(.35)	(.26)
Dividends from net realized gain on investments	—	—	—	(.26)	(2.35)
Total Distributions	(.31)	(.18)	(.23)	(.61)	(2.61)
Net asset value, end of period	9.84	10.51	9.92	10.69	12.70
Total Return (%)	(3.20)	7.67	(5.26)	(10.11)	(18.87)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.29	1.27	1.34	1.38	1.35
Ratio of net expenses to average net assets	1.29	1.27	1.34	1.28	1.32
Ratio of net investment income
to average net assets	1.85	1.79	1.46	2.27	1.82
Portfolio Turnover Rate	44.62	57.38	67.16	102.83	78.35
Net Assets, end of period ($ x 1,000)	4,116	6,157	4,319	5,099	6,627

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Funds 151

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
			Year Ended August 31,
BNY Mellon Emerging Markets Fund	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	10.65	10.02	8.71	16.89	24.42
Investment Operations:
Investment income—net[a]	.12	.14	.08	.14	.23
Net realized and unrealized
gain (loss) on investments	(1.16)	.54	1.31	(3.58)	(1.45)
Total from Investment Operations	(1.04)	.68	1.39	(3.44)	(1.22)
Distributions:
Dividends from investment income—net	(.11)	(.05)	(.08)	(.42)	(.21)
Dividends from net realized gain on investments	(.31)	—	—	(4.32)	(6.10)
Total Distributions	(.42)	(.05)	(.08)	(4.74)	(6.31)
Net asset value, end of period	9.19	10.65	10.02	8.71	16.89
Total Return (%)	(9.55)	6.77	15.92	(6.07)	(9.11)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.40	1.41	1.54	1.64	1.53
Ratio of net expenses to average net assets	1.40	1.41	1.54	1.64	1.52
Ratio of net investment income
to average net assets	1.21	1.20	.85	1.76	1.11
Portfolio Turnover Rate	67.21	77.45	76.34	119.72	63.60
Net Assets, end of period ($ x 1,000)	2,138,311	2,352,233	1,796,274	1,097,296	1,141,146
a Based on average shares outstanding at each month end.
See notes to financial statements.

			Investor Shares
			Year Ended August 31,
BNY Mellon Emerging Markets Fund	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	10.91	10.27	8.94	17.05	24.60
Investment Operations:
Investment income—net[a]	.09	.13	.06	.11	.20
Net realized and unrealized
gain (loss) on investments	(1.19)	.55	1.33	(3.55)	(1.50)
Total from Investment Operations	(1.10)	.68	1.39	(3.44)	(1.30)
Distributions:
Dividends from investment income—net	(.09)	(.04)	(.06)	(.35)	(.15)
Dividends from net realized gain on investments	(.31)	—	—	(4.32)	(6.10)
Total Distributions	(.40)	(.04)	(.06)	(4.67)	(6.25)
Net asset value, end of period	9.41	10.91	10.27	8.94	17.05
Total Return (%)	(9.86)	6.59	15.56	(6.32)	(9.29)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.65	1.67	1.77	1.91	1.78
Ratio of net expenses to average net assets	1.65	1.67	1.77	1.91	1.78
Ratio of net investment income
to average net assets	.87	1.10	.54	1.32	.96
Portfolio Turnover Rate	67.21	77.45	76.34	119.72	63.60
Net Assets, end of period ($ x 1,000)	16,326	22,027	7,091	4,476	7,187

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Funds 153

FINANCIAL HIGHLIGHTS (continued)

				Class M Shares
BNY Mellon International	Year Ended August 31,			Eight Months Ended	Year Ended December 31,
Appreciation Fund†	2012	2011	2010	August 31, 2009[a]	2008	2007
Per Share Data ($):
Net asset value, beginning of period	11.31	10.54	11.35	9.40	16.58	15.46
Investment Operations:
Investment income—net[b]	.28	.36	.26	.23	.45	.41
Net realized and unrealized
gain (loss) on investments	(.39)	.68	(.73)	1.73	(7.17)	1.10
Total from Investment Operations	(.11)	1.04	(.47)	1.96	(6.72)	1.51
Distributions:
Dividends from investment income—net	(.40)	(.27)	(.34)	(.01)	(.46)	(.39)
Net asset value, end of period	10.80	11.31	10.54	11.35	9.40	16.58
Total Return (%)	(.55)	9.75	(4.35)	20.93[c]	(41.12)	9.79
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.83	.70	.68	.70[d]	.70	.69
Ratio of net expenses to average net assets	.83	.70	.66	.66[d]	.67	.69
Ratio of net investment income
to average net assets	2.66	2.94	2.29	3.80[d]	3.32	2.45
Portfolio Turnover Rate	1.49	9.39	2.71	2.63[c]	10.62	11
Net Assets, end of period ($ x 1,000)	119,730	198,122	218,067	256,140	267,393	545,392

† Represents information for Institutional shares of the fund's predecessor, BNY Hamilton International Equity Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to August 31.
b Based on average shares outstanding at each month end.
c Not annualized.
[d] Annualized.

See notes to financial statements.

				Investor Shares
BNY Mellon International	Year Ended August 31,			Eight Months Ended	Year Ended December 31,
Appreciation Fund†	2012	2011	2010	August 31, 2009[a]	2008	2007
Per Share Data ($):
Net asset value, beginning of period	11.19	10.43	11.24	9.31	16.37	15.27
Investment Operations:
Investment income—net[b]	.27	.33	.23	.22	.40	.36
Net realized and unrealized
gain (loss) on investments	(.41)	.67	(.72)	1.71	(7.06)	1.09
Total from Investment Operations	(.14)	1.00	(.49)	1.93	(6.66)	1.45
Distributions:
Dividends from investment income—net	(.37)	(.24)	(.32)	—	(.40)	(.35)
Net asset value, end of period	10.68	11.19	10.43	11.24	9.31	16.37
Total Return (%)	(.85)	9.50	(4.60)	20.73[c]	(41.21)	9.50
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.09	.95	.93	.95[d]	.95	.94
Ratio of net expenses to average net assets	1.09	.95	.90	.91[d]	.92	.94
Ratio of net investment income
to average net assets	2.52	2.75	2.08	3.56[d]	3.02	2.20
Portfolio Turnover Rate	1.49	9.39	2.71	2.63[c]	10.62	11
Net Assets, end of period ($ x 1,000)	4,032	4,019	3,462	4,171	3,179	5,623

† Represents information for Class A shares of the fund's predecessor, BNY Hamilton International Equity Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to August 31.
b Based on average shares outstanding at each month end.
c Not annualized.
[d] Annualized.

See notes to financial statements.

The Funds 155

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares	Investor Shares
	Period Ended	Period Ended
BNY Mellon International Equity Income Fund	August 31, 2012[a]	August 31, 2012[a]
Per Share Data ($):
Net asset value, beginning of period	12.50	12.50
Investment Operations:
Investment income—net[b]	.65	.65
Net realized and unrealized
gain (loss) on investments	(.02)	(.04)
Total from Investment Operations	.63	.61
Distributions:
Dividends from investment income—net	(.26)	(.23)
Net asset value, end of period	12.87	12.88
Total Return (%)	5.28	5.10
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.62	2.10
Ratio of net expenses to average net assets	1.20	1.45
Ratio of net investment income
to average net assets	7.38	7.14
Portfolio Turnover Rate	95.27	95.27
Net Assets, end of period ($ x 1,000)	81,034	10

a	From December 15, 2011 (commencement of operations) to August 31, 2012.
b	Based on average shares outstanding at each month end.

See notes to financial statements.

			Class M Shares
			Year Ended August 31,
BNY Mellon Asset Allocation Fund	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	10.63	9.85	9.44	10.93	12.91
Investment Operations:
Investment income—net[a]	.17	.16	.19	.24	.30
Net realized and unrealized
gain (loss) on investments	.43	.83	.46	(1.01)	(.73)
Total from Investment Operations	.60	.99	.65	(.77)	(.43)
Distributions:
Dividends from investment income—net	(.21)	(.21)	(.24)	(.27)	(.36)
Dividends from net realized gain on investments	(.05)	—	—	(.45)	(1.19)
Total Distributions	(.26)	(.21)	(.24)	(.72)	(1.55)
Net asset value, end of period	10.97	10.63	9.85	9.44	10.93
Total Return (%)	5.72	10.00	6.84	(6.08)	(3.99)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	.37	.53	.57	.60	.58
Ratio of net expenses to average net assets[b]	.27	.53	.57	.60	.58
Ratio of net investment income
to average net assets[b]	1.59	1.49	1.78	2.81	2.51
Portfolio Turnover Rate	81.55	71.08	69.81	78.44[c]	51.92[c]
Net Assets, end of period ($ x 1,000)	392,948	365,661	335,138	301,643	317,545

a Based on average shares outstanding at each month end.
b Amount does not include the activity of the underlying funds.
c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended August 31, 2009 and 2008 were 77.77% and 51.44%, respectively.

See notes to financial statements.

The Funds 157

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Asset Allocation Fund	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	10.69	9.90	9.50	10.98	12.96
Investment Operations:
Investment income—net[a]	.14	.14	.17	.23	.27
Net realized and unrealized
gain (loss) on investments	.43	.83	.44	(1.01)	(.74)
Total from Investment Operations	.57	.97	.61	(.78)	(.47)
Distributions:
Dividends from investment income—net	(.18)	(.18)	(.21)	(.25)	(.32)
Dividends from net realized gain on investments	(.05)	—	—	(.45)	(1.19)
Total Distributions	(.23)	(.18)	(.21)	(.70)	(1.51)
Net asset value, end of period	11.03	10.69	9.90	9.50	10.98
Total Return (%)	5.44	9.77	6.44	(6.11)	(4.29)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	.62	.78	.82	.85	.81
Ratio of net expenses to average net assets[b]	.53	.78	.82	.85	.81
Ratio of net investment income
to average net assets[b]	1.28	1.23	1.54	2.57	2.28
Portfolio Turnover Rate	81.55	71.08	69.81	78.44[c]	51.92[c]
Net Assets, end of period ($ x 1,000)	5,091	4,265	4,015	4,412	4,812

a Based on average shares outstanding at each month end.
b Amount does not include the activity of the underlying funds.
c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended August 31, 2009 and 2008, were 77.77% and 51.44%, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—General:

BNY Mellon FundsTrust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently consisting of twenty-seven series including the following diversified equity funds: BNY Mellon Large Cap Stock Fund, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund (formerly, BNY Mellon Mid Cap Stock Fund), BNY Mellon Small Cap Multi-Strategy Fund (formerly, BNY Mellon Small Cap Stock Fund), BNY Mellon U.S. Core Equity 130/30 Fund, BNY Mellon Small/Mid Cap Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Appreciation Fund, BNY Mellon International Equity Income Fund and BNY Mellon Asset Allocation Fund and the following non-diversified equity fund: BNY Mellon Focused Equity Opportunities Fund (each, a “fund” and collectively, the “funds”). BNY Mellon International Equity Income Fund commenced operations on December 15, 2011.The objectives of the funds are as follows: BNY Mellon Large Cap Stock Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon U.S. Core Equity 130/30 Fund, BNY Mellon Focused Equity Opportunities Fund and BNY Mellon Small/Mid Cap Fund seek capital appreciation. BNY Mellon Income Stock Fund and BNY Mellon International Equity Income Fund seek total return (consisting of capital appreciation and income). BNY Mellon International Fund and BNY Mellon Emerging Markets Fund seek long-term capital growth. BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon International Appreciation Fund seek long-term capital appreciation. BNY Mellon Asset Allocation Fund seeks long-term growth of principal in conjunction with current income.

At a meeting of the Trust’s Board of Trustees held on June 5, 2012, the Trust’s Board of Trustees approved, effective August 20, 2012, proposals to change the names of BNY Mellon Mid Cap Stock Fund and BNY Mellon Small Cap Stock Fund to “BNY Mellon Mid Cap Multi-Strategy Fund” and “BNY Mellon Small Cap Multi-Strategy Fund”, respectively.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (“Investment Adviser”). The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”).The Bank of NewYork Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services.Walter Scott & Partners Limited (“Walter Scott”), also a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the BNY Mellon Large Cap Market Opportunities Fund’s and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s sub-investment adviser with respect to the U.S. Large Cap Equity Strategy of each fund. Robeco Investment Management, Inc. (“Robeco”) serves as BNY Mellon Mid Cap Multi-Strategy Fund’s sub-investment adviser with respect to the Robeco Mid Cap Value Strategy of the fund. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares.

The Trust is authorized to issue an unlimited number of shares of Beneficial Interest, par value $.001 per share, in Class M and Investor class shares of each fund. Dreyfus Premier shares of BNY Mellon Mid Cap Multi-Strategy Fund were subject to a contingent deferred sales charge (“CDSC”) imposed on redemptions of Dreyfus Premier shares made within six years of purchase and automatically converted to Investor class shares after six years. BNY Mellon Mid Cap Multi-Strategy Fund no longer offers

The Funds 159

NOTES TO FINANCIAL STATEMENTS (continued)

Dreyfus Premier shares. Effective March 13, 2012, all outstanding Dreyfus Premier shares of BNY Mellon Mid Cap Multi-Strategy Fund were automatically converted to Investor shares. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

TheTrust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

BNY Mellon Asset Allocation Fund: Investments in debt securities excluding short-term investments (other than U.S.Treasury Bills) are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S.Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service.These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Trust’s Board of Trustees.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of the security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset values, the funds may value these investments at fair value as determined in accordance with the procedures approved by theTrust’s Board ofTrustees. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.These securities are generally categorized as Level 1 of the fair value hierarchy. Options traded over-the-counter are valued at the mean between the bid and asked price. These securities are generally categorized within Level 2 of the fair value hierarchy. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. These securities are generally categorized within Level 2 of the fair value hierarchy.

Table 1 summarizes the inputs used as of August 31, 2012 in valuing each fund’s investments.

The Funds 161

NOTES TO FINANCIAL STATEMENTS (continued)

Table 1—Fair Value Measurements

			Investments in Securities
				Level 2—Other	Level 3— Significant
	Level 1—Unadjusted			Significant		Unobservable
		Quoted Prices	Observable Inputs			Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total ($)
BNY Mellon Large Cap
Stock Fund
Equity Securities— Domestic
Common Stocks†	900,517,876	—	—	—	—	—	900,517,876
Equity Securities—Foreign
Common Stocks†	83,538,779	—	—	—	—	—	83,538,779
Mutual Funds	17,993,338	—	—	—	—	—	17,993,338
BNY Mellon
Large Cap Market
Opportunities Fund
Equity Securities—Domestic
Common Stocks†	124,085,605	—	—	—	—	—	124,085,605
Mutual Funds	28,082,919	—	—	—	—	—	28,082,919
BNY Mellon
Tax-Sensitive Large Cap
Multi-Strategy Fund
Equity Securities—Domestic
Common Stocks†	105,000,019	—	—	—	—	—	105,000,019
Equity Securities—Foreign
Common Stocks†	572,106	—	—	—	—	—	572,106
Mutual Funds	17,353,056	—	—	—	—	—	17,353,056
BNY Mellon Income
Stock Fund
Equity Securities—Domestic
Common Stocks†	494,082,369	—	—	—	—	—	494,082,369
Equity Securities—Foreign
Common Stocks†	39,359,689	—	—	—	—	—	39,359,689
Mutual Funds	77,541,607	—	—	—	—	—	77,541,607
Preferred Stocks†	4,727,283	—	—	—	—	—	4,727,283
BNY Mellon Mid Cap
Multi-Strategy Fund
Equity Securities—Domestic
Common Stocks†	986,787,741	—	—	—	—	—	986,787,741
Equity Securities—Foreign
Common Stocks†	5,824,741	—	—	—	—	—	5,824,741
Mutual Funds	240,097,686	—	—	—	—	—	240,097,686
Other Financial
Instruments:
Financial Futures††	—	(167,924)	—	—	—	—	(167,924)
BNY Mellon Small Cap
Multi-Strategy Fund
Equity Securities—Domestic
Common Stocks†	218,464,233	—	—	—	—	—	218,464,233
Equity Securities—Foreign
Common Stocks†	1,505,734	—	—	—	—	—	1,505,734
Exchange-Traded Funds	9,857,880	—	—	—	—	—	29,702,563
Mutual Funds	29,702,563	—	—	—	—	—	9,857,880
Other Financial
Instruments:
Financial Futures††	—	(11,374)	—	—	—	—	(11,374)

Table 1—Fair Value Measurements (continued)

			Investments in Securities
				Level 2—Other	Level 3— Significant
	Level 1—Unadjusted			Significant		Unobservable
		Quoted Prices	Observable Inputs			Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total ($)
BNY Mellon U.S. Core
Equity 130/30 Fund
Equity Securities—Domestic
Common Stocks†	328,460,841	—	—	—	—	—	328,460,841
Equity Securities—Foreign
Common Stocks†	25,140,337	—	—	—	—	—	25,140,337
Mutual Funds	2,134,177	—	—	—	—	—	2,134,177
Securities Sold Short:
Equity Securities—Domestic
Common Stocks†††	—	(62,923,454)	—	—	—	—	(62,923,454)
Equity Securities—Foreign
Common Stocks†††	—	(3,244,383)	—	—	—	—	(3,244,383)
Exchange-Traded
Funds	—	(11,016,126)	—	—	—	—	(11,016,126)
BNY Mellon
Focused Equity
Opportunities Fund
Equity Securities—Domestic
Common Stocks†	466,802,138	—	—	—	—	—	466,802,138
Mutual Funds	1,074,547	—	—	—	—	—	1,074,547
BNY Mellon
Small/Mid Cap Fund
Equity Securities—Domestic
Common Stocks†	512,257,545	—	—	—	—	—	512,257,545
Equity Securities—Foreign
Common Stocks†	5,284,000	—	—	—	—	—	5,284,000
Exchange-Traded
Funds	5,042,419	—	—	—	—	—	5,042,419
Mutual Funds	51,797,565	—	—	—	—	—	51,797,565
BNY Mellon
International Fund
Equity Securities—Foreign
Common Stocks†	542,254,727	—	—	—	—	—	542,254,727
Exchange-Traded
Funds	4,266,288	—	—	—	—	—	4,266,288
Mutual Funds	175,101	—	—	—	—	—	175,101
Preferred Stocks†	4,691,414	—	—	—	—	—	4,691,414
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	—	20	(16,761)	—	—	(16,741)

The Funds 163

NOTES TO FINANCIAL STATEMENTS (continued)

Table 1—Fair Value Measurements (continued)

			Investments in Securities
				Level 2—Other	Level 3— Significant
	Level 1—Unadjusted			Significant		Unobservable
		Quoted Prices	Observable Inputs			Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total ($)
BNY Mellon Emerging
Markets Fund
Equity Securities—Foreign
Common Stocks†	2,041,139,766	—	6,058,009	—	—	—	2,047,197,775
Exchange-Traded Funds	44,753,689	—	—	—	—	—	44,753,689
Mutual Funds	6,816,020	—	—	—	—	—	6,816,020
Preferred Stocks†	39,145,267	—	—	—	—	—	39,145,267
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	—	5,062	(49,936)	—	—	(44,874)
BNY Mellon International
Appreciation Fund
Equity Securities—Foreign
Common Stocks†	121,780,760	—	—	—	—	—	121,780,760
Mutual Funds	1,396,388	—	—	—	—	—	1,396,388
U.S. Treasury	—	—	169,994	—	—	—	169,994
Other Financial Instruments:
Forward Foreign Currency
Exchange Contracts††	—	—	22,954	(4,073)	—	—	18,881
Financial Futures††	4,177	(30,741)	—	—	—	—	(26,564)
BNY Mellon International
Equity Income Fund
Equity Securities—Foreign
Common Stocks†	72,705,214	—	—	—	—	—	72,705,214
Exchange-Traded Funds	2,322,000	—	—	—	—	—	2,322,000
Mutual Funds	1,160,763	—	—	—	—	—	1,160,763
Preferred Stocks†	3,212,970	—	—	—	—	—	3,212,970
BNY Mellon Asset
Allocation Fund
Asset—Backed	—	—	1,155,372	—	—	—	1,155,372
Commercial
Mortgage—Backed	—	—	1,455,325	—	—	—	1,455,325
Corporate Bonds†	—	—	21,911,127	—	—	—	21,911,127
Equity Securities—Domestic
Common Stocks†	63,140,366	—	—	—	—	—	63,140,366
Equity Securities—Foreign
Common Stocks†	5,858,633	—	—	—	—	—	5,858,633
Exchange-Traded Funds	453,124	—	—	—	—	—	453,124
Foreign Government	—	—	962,355	—	—	—	962,355
Municipal Bonds	—	—	4,437,250	—	—	—	4,437,250
Mutual Funds	258,656,984	—	—	—	—	—	258,656,984
U.S. Government
Agencies/
Mortgage—Backed	—	—	23,063,708	—	—	—	23,063,708
U.S. Treasury	—	—	16,590,409	—	—	—	16,590,409

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.
††† See Statement of Securities Sold Short for additional detailed categorizations.

At August 31, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy for any of the funds, except for BNY Mellon Emerging Markets Fund, which at August 31, 2011, held $9,513,290 of exchange traded foreign equity securities that were classified as Level 2 of the fair value hierarchy, and at August 31, 2012, held $6,058,009 of exchange-traded foreign equity securities that were classified as Level 2 of the fair value hierarchy. In both instances, the values were determined pursuant to BNY Mellon Emerging Markets Fund’s fair valuation procedures.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of New York Mellon, the funds may lend securities to qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit.The funds are entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. Table 2 summarizes the amountThe Bank of NewYork Mellon earned from each relevant fund from lending portfolio securities, pursuant to the securities lending agreement during the period ended August 31, 2012.

Table 2—Securities Lending Agreement
BNY Mellon Large Cap Stock Fund	$28,123
BNY Mellon Income Stock Fund	60,660
BNY Mellon Mid Cap
Multi-Strategy Fund	48,139
BNY Mellon Small Cap
Multi-Strategy Fund	77,922
BNY Mellon Focused Equity
Opportunities Fund	351
BNY Mellon Small/Mid Cap Fund	954,603
BNY Mellon Asset Allocation Fund	5,374

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Table 3 summarizes each fund’s investments in affiliated investment companies for the period ended August 31, 2012.

(d) Foreign currency transactions: BNY Mellon Emerging Markets Fund, BNY Mellon International Fund, BNY Mellon International Appreciation Fund and BNY Mellon International Equity Income Fund do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are also included with net realized and unrealized gain or loss on investments.

The Funds 165

NOTES TO FINANCIAL STATEMENTS (continued)

Table 3—Affiliated Investment Companies

						Net Unrealized
Affiliated	Value				Net Realized	Appreciation	Value		Net	Dividends/
Investment Companies	8/31/2011	($)	Purchases ($)†	Sales ($)	Gain (Loss) ($)	(Depreciation) ($)	8/31/2012	($)	Assets (%)	Distributions ($)
BNY Mellon Large Cap
Stock Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	2,293,000		194,694,764	196,897,853	—	—	89,911.0			—
Dreyfus Institutional Cash
Advantage Fund	225,880,181		372,411,989	580,388,743	—	—	17,903,427		1.8	—
Total	228,173,181		567,106,753	777,286,596	—	—	17,993,338		1.8	—
BNY Mellon Large
Cap Market
Opportunities Fund
BNY Mellon U.S. Core
Equity 130/30
Fund, CI. M	35,831,718		3,797,061	26,765,316	(1,499,231)	4,176,802	15,541,034		10.2	142,062
Dreyfus Institutional
Preferred Plus
Money Market Fund	3,414,000		57,267,890	57,062,719	—	—	3,619,171		2.4	—
Dreyfus Research
Growth Fund, Cl. I	—		8,939,094	—	—	(16,380)	8,922,714		5.8	19,094
Total	39,245,718		70,004,045	83,828,035	(1,499,231)	4,160,422	28,082,919		18.4	161,156
BNY Mellon
Tax-Sensitive
Large Cap
Multi-Strategy Fund
BNY Mellon U.S. Core
Equity 130/30
Fund, CI. M	13,084,944		2,101,386	7,292,832	(357,900)	1,676,764	9,212,362		7.5	51,386
Dreyfus Institutional
Preferred Plus Money
Market Fund	2,666,000		45,535,226	46,258,849	—	—	1,942,377		1.6	—
Dreyfus Research
Growth Fund, Cl. I	—		6,203,436	—	—	(5,119)	6,198,317		5.0	13,437
Total	15,750,944		53,840,048	53,551,681	(357,900)	1,671,645	17,353,056		14.1	64,823
BNY Mellon
Income Stock Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	10,004,000		225,296,414	228,894,157	—	—	6,406,257		1.2	—
Dreyfus Institutional Cash
Advantage Fund	43,732,836		271,827,852	244,425,338	—	—	71,135,350		13.1	—
Total	53,736,836		497,124,266	473,319,495	—	—	77,541,607		14.3	—
BNY Mellon Mid Cap
Multi-Strategy Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	15,997,000		623,040,851	436,076,801	—	—	202,961,050		16.7	—
Dreyfus Institutional Cash
Advantage Fund	174,890,111		661,375,845	799,129,320	—	—	37,136,636		3.1	—
Total	190,887,111		1,284,416,696	1,235,206,121	—	—	240,097,686		19.8	—

Table 3—Affiliated Investment Companies (continued)

						Net Unrealized
Affiliated	Value				Net Realized	Appreciation	Value		Net	Dividends/
Investment Companies	8/31/2011	($)	Purchases ($)†	Sales ($)	Gain (Loss) ($)	(Depreciation) ($)	8/31/2012	($)	Assets (%)	Distributions ($)
BNY Mellon Small Cap
Multi-Strategy Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	9,681,000		146,495,214	143,824,483	—	—	12,351,731		5.2	—
Dreyfus Institutional Cash
Advantage Fund	106,062,686		162,230,725	250,942,579	—	—	17,350,832		7.2	—
Total	115,743,686		308,725,939	394,767,062	—	—	29,702,563		12.4	—
BNY Mellon U.S. Core
Equity 130/30 Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	786,000		132,654,955	131,306,778	—	—	2,134,177.8			—
BNY Mellon Focused Equity
Opportunities Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	930,000		77,979,778	77,835,231	—	—	1,074,547.2			—
Dreyfus Institutional Cash
Advantage Fund	19,835,759		8,860,130	28,695,889	—	—	—		—	—
Total	20,765,759		86,839,908	106,531,120	—	—	1,074,547.2			—
BNY Mellon
Small/Mid Cap Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	26,815,000		257,969,668	282,496,878	—	—	2,287,790.4			—
Dreyfus Institutional Cash
Advantage Fund	81,958,309		322,894,750	355,343,284	—	—	49,509,775		9.4	—
Total	108,773,309		580,864,418	637,840,162	—	—	51,797,565		9.8	—
BNY Mellon
International Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	4,200,000		181,643,846	185,668,745	—	—	175,101.0			—
BNY Mellon Emerging
Markets Fund
Dreyfus Institutional
Preferred Plus
Money Market Fund	27,500,000		558,296,927	578,980,907	—	—	6,816,020.3			—
BNY Mellon International
Appreciation Fund
Dreyfus Institutional
Preferred Plus
Money Market Fund	—		38,945,468	37,549,080	—	—	1,396,388		1.1	—
BNY Mellon International
Equity Income Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	—††		75,454,113	74,293,350	—	—	1,160,763		1.4	—

The Funds 167

NOTES TO FINANCIAL STATEMENTS (continued)

Table 3—Affiliated Investment Companies (continued)

						Net Unrealized
Affiliated	Value				Net Realized	Appreciation	Value		Net	Dividends/
Investment Companies	8/31/2011	($)	Purchases ($)†	Sales ($)	Gain (Loss) ($)	(Depreciation) ($)	8/31/2012	($)	Assets (%)	Distributions ($)
BNY Mellon Asset
Allocation Fund
BNY Mellon Emerging
Markets Fund, CI. M	33,310,787		6,501,990	—	—	(4,892,781)	34,919,996		8.8	1,454,991
BNY Mellon Focused
Equity Opportunities
Fund, CI. M	—		25,700,606	1,206,000	(40,546)	2,169,005	26,623,065		6.7	72,605
BNY Mellon Intermediate
Bond Fund, CI. M	—		14,790,509	1,168,000	2,560	145,739	13,770,808		3.5	390,509
BNY Mellon International
Fund, CI. M	29,195,711		450,541	19,670,000	(9,146,818)	7,379,201	8,208,635		2.1	450,541
BNY Mellon Mid Cap
Multi-Strategy
Fund, CI. M	23,511,412		567,001	6,200,000	(965,155)	1,319,644	18,232,902		4.6	567,002
BNY Mellon Short-Term
U.S. Government
Securities Fund, CI. M	—		15,051,865	—	—	(46,907)	15,004,958		3.8	69,865
BNY Mellon Small Cap
Multi-Strategy
Fund, CI. M	13,841,460		—	13,443,422	(1,643,666)	1,245,628	—		—	—
BNY Mellon Small/Mid
Cap Fund, CI. M	—		8,465,445	—	—	(31,151)	8,434,294		2.1	97,444
BNY Mellon U.S. Core
Equity 130/30
Fund, CI. M	—		19,808,911	10,343,000	758,897	1,506,535	11,731,343		2.9	108,912
Dreyfus Emerging
Markets Debt Local
Currency Fund, CI. I	—		4,580,643	—	—	140,096	4,720,739		1.2	61,643
Dreyfus Global Real Estate
Securities Fund, CI. I	—		7,350,788	—	—	1,245,217	8,596,005		2.2	143,788
Dreyfus High Yield Fund, CI. I	—		11,837,745	—	—	555,087	12,392,832		3.1	582,745
Dreyfus Inflation Adjusted
Securities Fund,
Institutional Shares	—		11,128,769	—	—	404,148	11,532,917		2.9	328,769
Dreyfus Institutional Cash
Advantage Fund	18,242,094		25,627,350	43,869,444	—	—	—		—	—
Dreyfus Institutional
Preferred Plus Money
Market Fund	2,470,000		100,516,775	96,547,959	—	—	6,438,816		1.6	—
Dreyfus Select Managers
Small Cap Growth
Fund, CI. I	—		7,293,000	—	—	462,778	7,755,778		1.9	—
Dreyfus Select Managers
Small Cap Value Fund, CI. I	—		11,135,319	1,947,000	124,640	639,314	9,952,273		2.5	935,319
Dreyfus U.S. Equity Fund, CI. I	—		17,589,336	—	—	1,679,939	19,269,275		4.8	74,336
Dreyfus/Newton International
Equity Fund, CI. I	—		6,321,188	2,308,000	(28,370)	105,148	4,089,966		1.0	221,187
Global Stock Fund, CI. I	—		20,809,532	8,038,000	485,485	1,348,041	14,605,058		3.7	409,533
Total	120,571,464		315,527,313	204,740,825	(10,452,973)	15,374,681	236,279,660		59.4	5,969,189

† Includes reinvested dividends/distributions.
†† From December 15, 2011 (commencement of operations) to August 31, 2012.

(e) Risk: BNY Mellon U. S. Core Equity 130/30 Fund enters into short sales. Short sales involve selling a security the fund does not own in anticipation that the security’s price will decline. Short sales may involve substantial risk and “leverage.” The fund may be required to buy the security sold short at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks. In theory, stocks sold short have unlimited risk. BNY Mellon Asset Allocation Fund invests in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

BNY Mellon Focused Equity Opportunities Fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund’s performance may be vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Appreciation Fund and BNY Mellon International Equity Income Fund:

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date. BNY Mellon Large Cap Stock Fund, BNY Mellon Income Stock Fund and BNY Mellon Asset Allocation Fund declare and pay dividends from investment income-net monthly. BNY Mellon International Equity Income Fund declares and pays dividends from investment income-net quarterly. BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon U.S. Core Equity 130/30 Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Small/Mid Cap Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Appreciation Fund declare and pay dividends from investment income-net annually. With respect to each series, dividends from net realized capital gains, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of that fund, it is the policy of the funds not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

The Funds 169

NOTES TO FINANCIAL STATEMENTS (continued)

As of and during the period ended August 31, 2012, the funds did not have any liabilities for any uncertain tax positions. The funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period, the funds did not incur any interest or penalties.

Except for BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Small/Mid Cap Fund and BNY Mellon International Equity Income Fund, each of the tax years in the four-year period ended August 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities. For the BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund and BNY Mellon Small/Mid Cap Fund, each of the tax years in the three-year period ended August 31, 2012 remains subject to examination by the Internal Revenue

Service and state taxing authorities. For the BNY Mellon International Equity Income Fund, the period ended August 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Table 4 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2012.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), each relevant fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

Table 4—Components of Accumulated Earnings

	Undistributed	Accumulated	Undistributed	Unrealized	Capital (Losses)
	Ordinary	Capital	Capital	Appreciation	Realized After
	Income ($)	(Losses) ($)	Gains ($)	(Depreciation) ($)	October 31, 2011 ($)†
BNY Mellon Large Cap Stock Fund	188,523	—	38,652,983	199,266,567	—
BNY Mellon Large Cap
Market Opportunities Fund	431,777	(3,814,539)	—	14,554,388	—
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund	526,519	(3,035,017)	—	14,813,435	—
BNY Mellon Income Stock Fund	141,531	(2,076,295)	—	35,862,318	—
BNY Mellon Mid Cap Multi-Strategy Fund	—	—	26,144,227	106,856,364	—
BNY Mellon Small Cap Multi-Strategy Fund	—	(77,885,025)	—	16,707,740	—
BNY Mellon U.S. Core Equity 130/30 Fund	572,743	(50,187,298)	—	52,257,089	(13,892,317)
BNY Mellon Focused
Equity Opportunities Fund	2,452,967	(16,435,853)	—	71,078,589	—
BNY Mellon Small/Mid Cap Fund	4,301,454	(40,526,028)	—	43,166,526	—
BNY Mellon International Fund	16,867,829	(650,945,910)	—	(108,243,266)	—
BNY Mellon Emerging Markets Fund	21,815,470	(181,829,017)	—	(129,666,306)	—
BNY Mellon International Appreciation Fund	3,087,506	(38,506,925)	—	(47,660,614)	—
BNY Mellon International Equity Income Fund	1,358,266	(1,577,867)	—	(1,494,393)	—
BNY Mellon Asset Allocation Fund	1,806,609	—	772,390	31,267,269	—

† These losses were deferred for tax purposes to the first day of the following fiscal year.

Table 5 summarizes each relevant fund’s accumulated capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2012.

Table 6 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2012 and August 31, 2011, respectively.

Table 5—Capital Loss Carryover

			Post-Enactment	Post-Enactment
			Short-Term	Long-Term
Expiring in fiscal†	2017($)†	2018($)†	Losses ($)††	Losses ($)†††	Total ($)
BNY Mellon Large Cap Market Opportunities Fund	—	—	3,750,971	63,568	3,814,539
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund	—	—	2,955,508	79,509	3,035,017
BNY Mellon Income Stock Fund	—	2,076,295	—	—	2,076,295
BNY Mellon Small Cap Multi-Strategy Fund	—	75,753,597	2,131,428	—	77,885,025
BNY Mellon U.S. Core Equity 130/30 Fund	17,333,485	32,853,813	—	—	50,187,298
BNY Mellon Focused Equity Opportunities Fund	—	—	16,435,853	—	16,435,853
BNY Mellon Small/Mid Cap Fund	—	—	40,526,028	—	40,526,028
BNY Mellon International Fund	108,136,812	462,294,170	14,926,376	65,588,552	650,945,910
BNY Mellon Emerging Markets Fund	—	—	114,931,811	66,897,206	181,829,017
BNY Mellon International Appreciation Fund	15,657,135	—	1,001,755	21,848,035	38,506,925
BNY Mellon International Equity Income Fund	—	—	1,577,867	—	1,577,867

†	If not applied, the carryovers expire in the above years.
††	Post-enactment short-term losses which can be carried forward for an unlimited period.
††† Post-enactment long-term losses which can be carried forward for an unlimited period.

Table 6—Tax Character of Distributions Paid

			Long-Term
	Ordinary Income ($)		Capital Gains ($)
	2012	2011	2012	2011
BNY Mellon Large Cap Stock Fund	9,551,913	13,291,252	—	—
BNY Mellon Large Cap Market Opportunities Fund	385,167	183,058	—	—
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	415,070	186,294	—	75
BNY Mellon Income Stock Fund	12,483,466	3,104,684	—	—
BNY Mellon Mid Cap Multi-Strategy Fund	4,817,548	—	36,147,909	358,451
BNY Mellon Small Cap Multi-Strategy Fund	8,993,932	—	—	—
BNY Mellon U.S. Core Equity 130/30 Fund	1,699,019	1,000,686	—	—
BNY Mellon Focused Equity Opportunities Fund	650,631	1,301,844	903,915	—
BNY Mellon Small/Mid Cap Fund	6,819,275	2,897,589	—	237,575
BNY Mellon International Fund	26,827,106	21,184,188	—	—
BNY Mellon Emerging Markets Fund	23,631,029	9,733,250	66,325,265	—
BNY Mellon International Appreciation Fund	6,550,704	5,599,840	—	—
BNY Mellon International Equity Income Fund	1,534,721	—	—	—
BNY Mellon Asset Allocation Fund	7,301,278	7,382,447	1,702,774	—

The Funds 171

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended August 31, 2012, as a result of permanent book to tax differences, where indicated, each identified fund increased (decreased) accumulated undistributed investment income-net, increased (decreased) accumulated net realized gain (loss) on investments and increased (decreased) paid in capital as summarized in Table 7.These permanent book to tax differences are primarily due to the tax treatment for real estate investment trusts for BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, real estate investment trusts, passive foreign investment companies, limited partnerships, dividend reclassification and net operating losses for BNY Mellon Mid Cap Multi-Strategy Fund, real estate investment trusts, limited partnerships, passive foreign investment companies and net operating losses for BNY Mellon Small Cap Multi-Strategy Fund, short sales reclassification and real estate investment trusts for BNY Mellon U.S. Core Equity 130/130 Fund, dividend reclassification for BNY Mellon Focused Equity Opportunities Fund, real estate investment trusts, limited partnerships and passive foreign investment companies for BNY Mellon Small/Mid Cap Fund, foreign exchange gains and losses, passive foreign investment companies and adjustments for the prior year taxable reorganization for BNY Mellon International Fund, foreign exchange gains and losses, passive foreign investment companies, dividend reclassification, and capital gains taxes for BNY Mellon Emerging Markets Fund, foreign exchange gains and losses and passive foreign investment companies for BNY Mellon International Appreciation Fund, start-up costs and foreign exchange gains and losses for BNY Mellon International Equity Income Fund, paydown gains and losses on mortgage backed securities, amortization adjustments and short-term capital gain distributions from regulated investment company holdings for BNY Mellon Asset Allocation Fund. Net assets and net asset values per share were not affected by these reclassifications.

(h) New Accounting Pronouncements:

BNY Mellon Asset Allocation Fund:

In April 2011, FASB issued ASU No. 2011-03 “Transfers and Servicing (Topic 860) Reconsideration of Effective Control for Repurchase Agreements (“ASU 2011-03”) which relates to the accounting for repurchase agreements and similar agreements including mortgage dollar rolls, that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agree-

Table 7—Return of Capital Statement of Position

	Accumulated	Accumulated
	Undistributed	Net Realized	Paid-in
	Investment Income—Net ($)	Gain (Loss) ($)	Capital ($)
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	(4,520)	4,520	—
BNY Mellon Mid Cap Multi-Strategy Fund	3,651,143	(5,222,285)	1,571,142
BNY Mellon Small Cap Multi-Strategy Fund	(29,939)	250,060	(220,121)
BNY Mellon U.S. Core Equity 130/30 Fund	23,073	(23,073)	—
BNY Mellon Focused Equity Opportunities Fund	(1,899)	1,899	—
BNY Mellon Small/Mid Cap Fund	9,070,718	(9,109,680)	38,962
BNY Mellon International Fund	1,385,006	(2,397,329)	1,012,323
BNY Mellon Emerging Markets Fund	(3,234,471)	3,234,471	—
BNY Mellon International Appreciation Fund	(136,477)	136,477	—
BNY Mellon International Equity Income Fund	(160,558)	168,399	(7,841)
BNY Mellon Asset Allocation Fund	717,527	(717,527)	—

ments may now be accounted for as secured borrowings. ASU 2011-03 was effective for new transfers and existing transactions that were modified in the first interim or annual period beginning on or after December 15, 2011. The new disclosures have been implemented and there was no change in accounting for the fund. Management has determined that the fund has not entered into transactions that can be deemed “secured borrowings” as defined by ASU 2011-03.

BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Appreciation Fund and BNY Mellon International Equity Income Fund:

In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position.They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards (“IFRS”). ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on each relevant funds’ financial statement disclosures.

NOTE 3—Bank Lines of Credit:

Except for BNY Mellon International Equity Income Fund, the funds participate with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2012, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund and BNY Mellon Asset Allocation Fund did not borrow under the Facilities.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2012 for BNY Mellon Large Cap Stock Fund, was approximately $1,189,900 with a related weighted average annualized interest rate of 1.30%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2012 for BNY Mellon Mid Cap Multi-Strategy Fund, was approximately $80,300 with a related weighted average annualized interest rate of 1.28%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2012 for BNY Mellon Small Cap Multi-Strategy Fund, was approximately $233,600 with a related weighted average annualized interest rate of 1.27%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2012 for BNY Mellon U.S. Core Equity 130/30 Fund, was approximately $849,200 with a related weighted average annualized interest rate of 1.20%.

The Funds 173

NOTES TO FINANCIAL STATEMENTS (continued)

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2012 for BNY Mellon Focused Equity Opportunities Fund, was approximately $178,700 with a related weighted average annualized interest rate of 1.24%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2012 for BNY Mellon Small/Mid Cap Fund, was approximately $16,700 with a related weighted average annualized interest rate of 1.23%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2012 for BNY Mellon International Fund, was approximately $966,700 with a related weighted average annualized interest rate of 1.23%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2012 for BNY Mellon Emerging Markets Fund, was approximately $1,813,900 with a related weighted average annualized interest rate of 1.23%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2012 for BNY Mellon International Appreciation Fund, was approximately $95,100 with a related weighted average annualized interest rate of 1.19%.

NOTE 4—Investment Advisory Fee, Administration Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .65% of BNY Mellon Large Cap Stock Fund, .70% (direct investment in securities) and .15% (other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) of BNY Mellon Large Cap Market Opportunities Fund, .70% (direct investment in securities) and .15% (other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, .65% of BNY Mellon Income Stock Fund, .75% of BNY Mellon Mid Cap Multi-Strategy Fund, .85% of BNY Mellon Small Cap Multi-Strategy Fund, .80% of BNY Mellon U.S. Core Equity 130/30 Fund, .70% of BNY Mellon Focused Equity Opportunities Fund, .75% of BNY Mellon Small/Mid Cap Fund, .85% of BNY Mellon International Fund, 1.15% of BNY Mellon Emerging Markets Fund, .50% of BNY Mellon International Appreciation Fund, .85% of BNY Mellon International Equity Income Fund and .65% (equity investments), .40% (debt securities) and .15% (money market investments and other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) of BNY Mellon Asset Allocation Fund.

For BNY Mellon Large Cap Market Opportunities Fund, the Investment Adviser has contractually agreed, until January 1, 2013, to waive receipt of its fees and/or assume the expenses of the fund, so that the fund’s total annual operating expenses (including indirect fees and expenses of the underlying funds, but excluding shareholder services plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowing and extraordinary expenses), do not exceed 1.25% of the value of the average daily net assets of their respective class. During the period ended August 31, 2012, there was no reduction in expenses.

For BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, the Investment Adviser has contractually agreed, until January 1, 2013, to waive receipt of its fees and/or assume the expenses of the fund, so that the fund’s total annual operating expenses (including indirect fees and expenses of the underlying funds, but excluding shareholder services plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses), do not exceed 1.15% of the value of the average daily net assets of their respective class. During the period ended August 31, 2012, there was no reduction in expenses.

For BNY Mellon International Equity Income Fund, the Investment Adviser has contractually agreed, until January 1, 2013, to waive receipt of its fees and/or assume the expenses of the fund, so that the fund’s total annual operating expenses (excluding shareholder services plan fees, taxes, brokerage commissions and extraordinary expenses), do not exceed 1.20% of the value of the average daily net assets of their respective class.The reduction in expenses, pursuant to the undertaking, amounted to $170,373 during the period ended August 31, 2012.

For BNY Mellon Asset Allocation Fund, the Investment Adviser has contractually agreed, until December 31, 2012, to waive receipt of its fees and/or assume the expenses of the fund, so that the fund’s total annual fund operating expenses (including indirect fees and expenses of the underlying funds, but excluding shareholder services plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .87% of the value of the average daily net assets of their respective class.The reduction in expenses, pursuant to the undertaking, amounted to $391,207 during the period ended August 31, 2012.

Pursuant to the Administration Agreement,The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

No administration fee is applied to assets held by BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund which are invested in shares of other underlying funds.

No administration fee is applied to assets held by BNY

Mellon Asset Allocation Fund which are invested in

cash or money market instruments or shares of other underlying funds.

The Bank of NewYork Mellon pays each fund’s transfer agent fees out of the administration fee it receives from the Trust.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Walter Scott, Dreyfus pays Walter Scott a monthly fee at an annual rate of .41% of BNY Mellon Large Cap Market Opportunities Fund’s and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s average daily net assets allocated to the U.S. Large Cap Equity Strategy.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Robeco, Dreyfus pays Robeco a monthly fee at an annual percentage of BNY Mellon Mid Cap Multi-Strategy Fund’s average daily net assets allocated to the Robeco Mid Cap Value Strategy.

During the period ended August 31, 2012, the Distributor retained $3 from CDSCs on redemptions of BNY Mellon Mid Cap Multi-Strategy Fund’s Dreyfus Premier shares.

(b) BNY Mellon Mid Cap Multi-Strategy Fund had adopted the Distribution Plan pursuant to Rule 12b-1 under the Act for distributing its Dreyfus Premier shares. BNY Mellon Mid Cap Multi-Strategy Fund paid the Distributor a fee at an annual rate of .75% of the value of the fund’s average daily net assets attributable to its Dreyfus Premier shares. During the period ended August 31, 2012, BNY Mellon Mid Cap Multi-Strategy Fund’s Dreyfus Premier shares were charged $1,499, pursuant to the Distribution Plan.

(c) The funds have adopted a Shareholder Services Plan with respect to their Investor shares and BNY Mellon Mid Cap Multi-Strategy Fund had adopted a Shareholder Services Plan with respect to its Dreyfus Premier shares. Each fund pays the Distributor for the

The Funds 175

NOTES TO FINANCIAL STATEMENTS (continued)

provision of certain services to holders of Investor shares and paid Dreyfus Premier shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares and Dreyfus Premier shares.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. Table 8 summarizes the amounts Investor shares and Dreyfus Premier shares were charged during the period ended August 31, 2012, pursuant to the Shareholder Services Plan. Additional fees included in shareholder servicing costs in the Statements of Operations include fees paid for cash management charges.

Table 8—Shareholder Services Plan Fees
BNY Mellon Large Cap Stock Fund	$31,425
BNY Mellon Large Cap
Market Opportunities Fund	122
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund	69
BNY Mellon Income Stock Fund	3,279
BNY Mellon Mid Cap Multi-Strategy Fund,
Investor shares	66,348
BNY Mellon Mid Cap Multi-Strategy Fund,
Dreyfus Premier shares	500
BNY Mellon Small Cap
Multi-Strategy Fund	16,904
BNY Mellon U.S. Core
Equity 130/30 Fund	1,003
BNY Mellon Focused Equity
Opportunities Fund	497
BNY Mellon Small/Mid Cap Fund	1,640
BNY Mellon International Fund	12,787
BNY Mellon Emerging Markets Fund	49,756
BNY Mellon International
Appreciation Fund	10,091
BNY Mellon International
Equity Income Fund	24
BNY Mellon Asset Allocation Fund	11,992

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits as an expense offset in the Statements of Operations.

The funds compensate The Bank of New York Mellon under a custody agreement for providing custodial services for the funds. Table 9 summarizes the amount each fund was charged during the period ended August 31, 2012, pursuant to the custody agreement.

Table 9—Custody Agreement Fees
BNY Mellon Large Cap Stock Fund	$76,482
BNY Mellon Large Cap
Market Opportunities Fund	17,499
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund	34,048
BNY Mellon Income Stock Fund	28,221
BNY Mellon Mid Cap
Multi-Strategy Fund	90,657
BNY Mellon Small Cap
Multi-Strategy Fund	57,521
BNY Mellon U.S. Core
Equity 130/30 Fund	51,428
BNY Mellon Focused
Equity Opportunities Fund	39,077
BNY Mellon Small/Mid Cap Fund	46,961
BNY Mellon International Fund	279,007
BNY Mellon Emerging Markets Fund	1,830,649
BNY Mellon International
Appreciation Fund	17,963
BNY Mellon International
Equity Income Fund	106,574
BNY Mellon Asset Allocation Fund	27,933

Since May 29, 2012, the funds have compensated Dreyfus Transfer, Inc. (“DTI”), a wholly-owned subsidiary of the Manager, under a transfer agency agreement, for providing cash management services related to fund subscriptions and redemptions. Prior to May 29, 2012, the funds compensated The Bank of NewYork Mellon under cash management agreements for providing these cash management services. Table 10 summarizes the amount each fund was charged during the period ended August 31, 2012, for providing cash management services, which is included in “Shareholder servicing costs” in the Statements of Operations.These fees were partially offset by earnings credits for each fund, which are also summarized in Table 10.

During the period ended August 31, 2012, each fund was charged $6,392 for services performed by the Chief Compliance Officer and his staff.

Table 11 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

Table 10—Cash Management Agreement Fees

	BNY Mellon Cash
	Management Fees	BNY Mellon Earnings	DTI Cash Management	DTI Earnings Credits
	Charged Prior to	Credits Received	Fees Charged Since	Received Since
	May 29, 2012 ($)	Prior to May 29, 2012 ($)	May 29, 2012 ($)	May 29, 2012 ($)
BNY Mellon Large Cap Stock Fund	142	(4)	18	(2)
BNY Mellon Large Cap Market Opportunities Fund	10	—	1	—
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund	13	(1)	2	—
BNY Mellon Income Stock Fund	59	(2)	8	(1)
BNY Mellon Mid Cap Multi-Strategy Fund	3,032	(84)	369	(43)
BNY Mellon Small Cap Multi-Strategy Fund	815	(22)	99	(12)
BNY Mellon U.S. Core Equity 130/30 Fund	29	(1)	3	—
BNY Mellon Focused Equity Opportunities Fund	28	(1)	3	—
BNY Mellon Small/Mid Cap Fund	43	(1)	5	(1)
BNY Mellon International Fund	196	(5)	22	(3)
BNY Mellon Emerging Markets Fund	531	(15)	62	(7)
BNY Mellon International Appreciation Fund	330	(9)	40	(5)
BNY Mellon International Equity Income Fund	11	(1)	2	—
BNY Mellon Asset Allocation Fund	40	(1)	5	(1)

Table 11—Due to The Dreyfus Corporation and Affiliates

	Investment	Shareholder		Chief
	Advisory	Services	Custodian	Compliance	Less Expense
	Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)	Reimbursement ($)
BNY Mellon Large Cap Stock Fund	545,226	2,665	24,874	4,243	—
BNY Mellon Large Cap Market Opportunities Fund	77,711	5	4,348	4,243	—
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	65,649	3	10,236	4,243	—
BNY Mellon Income Stock Fund	296,308	254	8,000	4,243	—
BNY Mellon Mid Cap Multi-Strategy Fund	757,410	5,515	31,185	4,243	—
BNY Mellon Small Cap Multi-Strategy Fund	171,331	1,370	20,001	4,243	—
BNY Mellon U.S. Core Equity 130/30 Fund	188,517	31	14,907	4,243	—
BNY Mellon Focused Equity Opportunities Fund	275,774	45	10,894	4,243	—
BNY Mellon Small/Mid Cap Fund	343,552	214	15,885	4,243	—
BNY Mellon International Fund	414,303	885	116,269	4,243	—
BNY Mellon Emerging Markets Fund	2,177,960	3,725	618,748	4,243	—
BNY Mellon International Appreciation Fund	53,218	862	5,815	4,243	—
BNY Mellon International Equity Income Fund	56,412	2	25,308	4,243	(7,024)
BNY Mellon Asset Allocation Fund	94,349	1,077	9,680	4,243	(36,585)

The Funds 177

NOTES TO FINANCIAL STATEMENTS (continued)

(d) The Trust’s Board of Trustees who are not “affiliated persons” as defined in the Act received from the Trust an annual fee of $68,000 and continue to receive an attendance fee of $7,500 for each in-person meeting attended and $500 for telephone meetings and are reimbursed for travel and out-of-pocket expenses.The Chairman of the Trust’s Board of Trustees received an additional annual fee of $15,000 and the Chairman of the Trust’s Audit Committee received an additional annual fee of $10,000. Effective March 13, 2012, the annual fee increased to $80,000, with the Chairman of the Trust’s Board of Trustees and Audit Committee receiving additional annual fees of $20,000 and $15,000, respectively.

NOTE 5—Securities Transactions:

Table 12 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities and securities sold short, excluding short-term securities, financial futures, options transactions and forward contracts, during the period ended August 31, 2012.

Short Sales: BNY Mellon U.S. Core Equity 130/30 Fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value.The fund incurs a loss if

Table 12—Purchases and Sales

the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund realizes a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily a segregated account with a broker or custodian of permissible liquid assets sufficient to cover its short position. Securities Sold Short at August 31, 2012, and their related market values and proceeds, are set forth in the Statement of Securities Sold Short.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by each relevant fund during the period ended August 31, 2012 is discussed below.

Table 13 shows BNY Mellon International Appreciation Fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Financial Futures: In the normal course of pursuing its investment objective, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund and BNY Mellon International Appreciation Fund

	Purchases ($)	Sales ($)
BNY Mellon Large Cap Stock Fund	781,478,332	1,001,991,389
BNY Mellon Large Cap Market Opportunities Fund	76,303,802	57,048,247
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	67,726,513	32,198,693
BNY Mellon Income Stock Fund	433,959,902	138,173,661
BNY Mellon Mid Cap Multi-Strategy Fund	1,892,028,383	2,254,171,413
BNY Mellon Small Cap Multi-Strategy Fund	424,926,090	574,767,459
BNY Mellon Focused Equity Opportunities Fund	270,094,390	258,255,801
BNY Mellon Small/Mid Cap Fund	797,849,789	755,840,897
BNY Mellon International Fund	312,585,354	581,978,567
BNY Mellon Emerging Markets Fund	1,543,178,226	1,427,620,380
BNY Mellon International Appreciation Fund	2,291,846	73,114,542
BNY Mellon International Equity Income Fund	136,567,445	55,277,909
BNY Mellon Asset Allocation Fund	320,246,059	306,360,913
BNY Mellon U.S. Core Equity 130/30 Fund
Long transactions	481,769,485	580,995,792
Short sale transactions	325,212,147	312,327,764
Total	806,981,632	893,323,556

are exposed to market risk, including equity price risk as a result of changes in value of underlying financial instruments.The funds invest in financial futures in order to manage their exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations.When the contracts are closed, the funds recognize a realized gain or loss which is reflected in the Statement of Operations.There is minimal counterparty credit risk to the funds with financial futures since they are exchange traded, and the exchange’s clearinghouse guarantees the financial futures against default. Financial futures open at August 31, 2012 are set forth in the Statement of Financial Futures.

Options Transactions: BNY Mellon Income Stock Fund and BNY Mellon Focused Equity Opportunities Fund purchase and write (sell) put and call options to hedge

Table 13—Derivatives and Hedging

Fair value of derivative instruments for BNY Mellon International Appreciation Fund as of August 31, 2012 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Equity risk[1]	4,177	Equity risk[1]	(30,741)
Foreign exchange risk[2]	22,954	Foreign exchange risk[3]	(4,073)
Gross fair value of derivatives contracts	27,131		(34,814)

Statement of Assets and Liabilities location:

[1] Includes cumulative appreciation (depreciation) on financial futures as reported in the Statement of Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[2] Unrealized appreciation on forward foreign currency exchange contracts.
[3] Unrealized depreciation on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations for BNY Mellon International Appreciation Fund during the period ended August 31, 2012 is shown below:

	Amount of realized gain or (loss) on derivatives recognized in income ($)
Underlying risk	Financial Futures[4]	Forward Contracts[5]	Total
Equity	170,731	—	170,731
Foreign exchange	—	(165,967)	(165,967)
Total	170,731	(165,967)	4,764

	Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)
Underlying risk	Financial Futures[6]	Forward Contracts[7]	Total
Equity	11,027	—	11,027
Foreign exchange	—	(1,000)	(1,000)
Total	11,027	(1,000)	10,027

Statement of Operations location:

[4]	Net realized gain (loss) on financial futures.
[5]	Net realized gain (loss) on forward foreign currency exchange contracts.
[6]	Net unrealized appreciation (depreciation) on financial futures.
[7]	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The Funds 179

NOTES TO FINANCIAL STATEMENTS (continued)

against changes in the values of equities, or as a substitute for an investment. Each fund is subject to market risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, each fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, each fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, each fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, each fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, each fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, each fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, each fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received.The Statement of Operations reflects the following: any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. At August 31, 2012, there were no written options outstanding for each fund.

Table 14 summarizes BNY Mellon Income Stock Fund’s and BNY Mellon Focused Equity Opportunities Fund’s call/put options written during the period ended August 31, 2012.

Forward Foreign Currency Exchange Contracts: BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Appreciation Fund and BNY Mellon International Equity Income Fund enter into forward contracts in order to hedge their exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of their investment strategies. When executing forward contracts, each fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward contracts, each fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. Each

Table 14—Options Written

BNY Mellon Income Stock Fund			Options Terminated
	Number of	Premiums		Net Realized
Options Written	Contracts	Received ($)	Cost ($)	Gain (Loss) ($)
Contracts outstanding August 31, 2011	948	127,392
Contracts written	4,442	409,900
Contracts terminated:
Contracts closed	2,045	181,199	383,473	(202,274)
Contracts expired	3,059	316,107	—	316,107
Contracts exercised	286	39,986	—	—
Total contracts terminated	5,390	537,292	383,473	113,833
Contracts outstanding August 31, 2012	—	—

fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, each fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. Each fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statements of Operations. Each fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. Each fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is typically limited to the unrealized gain on each open contract. At August 31, 2012, there were no forward contracts outstanding for BNY Mellon International Equity Income Fund. Table 15 summarizes open forward contracts for each relevant fund at August 31, 2012.

Table 14—Options Written (continued)

BNY Mellon Focused Equity Opportunities Fund			Options Terminated
	Number of	Premiums		Net Realized
Options Written	Contracts	Received ($)	Cost ($)	(Loss) ($)
Contracts outstanding August 31, 2011	—	—
Contracts written	400	74,399
Contracts terminated;
Contracts closed	400	74,399	115,600	(41,201)
Contracts outstanding August 31, 2012	—	—

Table 15—Forward Foreign Currency Exchange Contracts

BNY Mellon International Fund
	Foreign			Unrealized
	Currency			Appreciation
Forward Foreign Currency Exchange Contracts	Amounts	Proceeds ($)	Value ($)	(Depreciation) ($)
Sales:
Australian Dollar, Expiring 9/4/2012[a]	445,449	460,060	460,218	(158)
British Pound, Expiring 9/4/2012[a]	1,142,822	1,812,744	1,814,636	(1,892)
Euro, Expiring:
9/4/2012[b]	1,536,198	1,927,683	1,932,227	(4,544)
9/4/2012[c]	239,731	301,553	301,533	20
Japanese Yen, Expiring:
9/4/2012[b]	30,510,708	388,577	389,689	(1,112)
9/4/2012[d]	132,529,944	1,686,861	1,692,700	(5,839)
Norwegian Krone, Expiring 9/4/2012[e]	531,738	91,526	91,753	(227)
Singapore Dollar, Expiring 9/4/2012[f]	98,860	78,890	79,310	(420)
Swedish Krona, Expiring 9/4/2012[c]	1,300,586	195,088	196,398	(1,310)
Swiss Franc, Expiring 9/4/2012[g]	540,022	564,387	565,646	(1,259)
Gross Unrealized Appreciation				20
Gross Unrealized Depreciation				(16,761)

Counterparties:

a	UBS
b	Morgan Stanley
c	JPMorgan Chase & Co.
[d]	Credit Suisse First Boston
e	Northern Trust
f	Deutsche Bank
g	Bank of America

The Funds 181

NOTES TO FINANCIAL STATEMENTS (continued)

Table 15—Forward Foreign Currency Exchange Contracts (continued)

BNY Mellon Emerging Markets Fund
	Foreign			Unrealized
	Currency			Appreciation
Forward Foreign Currency Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
Hong Kong Dollar, Expiring 9/4/2012[a]	7,025,850	905,867	905,866	(1)
Indian Rupee, Expiring 9/4/2012[b]	70,665,837	1,274,981	1,270,397	(4,584)
Malaysian Ringgit, Expiring 9/5/2012[c]	16,293,801	5,254,794	5,214,851	(39,943)
Sales:		Proceeds ($)
Malaysian Ringgit, Expiring:
9/4/2012[c]	52,637	16,936	16,846	90
9/5/2012[c]	6,164	1,979	1,973	6
South African Rand, Expiring 9/4/2012[d]	8,056,215	953,323	958,731	(5,408)
South Korean Won, Expiring 9/4/2012[c]	1,676,153,315	1,482,241	1,477,275	4,966
Gross Unrealized Appreciation				5,062
Gross Unrealized Depreciation				(49,936)

Counterparties:
a	JPMorgan Chase & Co.
b	Deutsche Bank
c	HSBC
[d] UBS

Table 15—Forward Foreign Currency Exchange Contracts (continued)

BNY Mellon International Appreciation Fund
	Foreign			Unrealized
	Currency			Appreciation
Forward Foreign Currency Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
Australian Dollar, Expiring 9/19/2012[a]	250,814	262,746	258,673	(4,073)
British Pound, Expiring 9/19/2012[a]	388,183	608,267	616,329	8,062
Euro, Expiring 9/19/2012[a]	496,549	611,224	624,675	13,451
Japanese Yen, Expiring 9/19/2012[a]	46,403,783	591,319	592,760	1,441
Gross Unrealized Appreciation				22,954
Gross Unrealized Depreciation				(4,073)

Counterparty:

a UBS

Table 16 summarizes each relevant fund’s average market value of derivatives outstanding during the period ended August 31, 2012.

Table 17 summarizes the cost of investments for federal income tax purposes, gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments for each fund at August 31, 2012.

Table 16—Average Market Value of Derivatives

Average
Market Value ($)
BNY Mellon Income Stock Fund
Equity options contracts	135,995
BNY Mellon Mid Cap Multi-Strategy Fund
Equity financial futures	14,345,437
BNY Mellon Small Cap Multi-Strategy Fund
Equity financial futures	293,244
BNY Mellon International Fund
Forward contracts	4,049,564
BNY Mellon Emerging Markets Fund
Forward contracts	10,388,098
BNY Mellon International Appreciation Fund
Equity financial futures	2,290,060
Forward contracts	2,625,212
BNY Mellon International Equity Income Fund
Forward contracts	2,367,204

Table 17—Accumulated Net Unrealized Appreciation (Depreciation)

	Cost of	Gross	Gross
	Investments ($)	Appreciation ($)	Depreciation ($)	Net ($)
BNY Mellon Large Cap Stock Fund	802,783,426	214,694,728	15,428,161	199,266,567
BNY Mellon Large Cap Market Opportunities Fund	137,614,136	18,350,691	3,796,303	14,554,388
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund	108,111,746	16,669,539	1,856,104	14,813,435
BNY Mellon Income Stock Fund	579,848,630	46,795,098	10,932,780	35,862,318
BNY Mellon Mid Cap Multi-Strategy Fund	1,125,853,804	125,068,441	18,212,077	106,856,364
BNY Mellon Small Cap Multi-Strategy Fund	242,822,670	24,280,753	7,573,013	16,707,740
BNY Mellon U.S. Core Equity 130/30 Fund	307,227,555	54,437,861	5,930,061	48,507,800
BNY Mellon Focused Equity Opportunities Fund	396,798,096	79,685,801	8,607,212	71,078,589
BNY Mellon Small/Mid Cap Fund	531,215,003	59,361,684	16,195,158	43,166,526
BNY Mellon International Fund	659,557,581	34,265,373	142,435,424	(108,170,051)
BNY Mellon Emerging Markets Fund	2,267,480,284	205,186,461	334,753,994	(129,567,533)
BNY Mellon International Appreciation Fund	170,992,587	11,582,790	59,228,235	(47,645,445)
BNY Mellon International Equity Income Fund	80,894,646	3,830,242	5,323,941	(1,493,699)
BNY Mellon Asset Allocation Fund	366,417,384	34,541,845	3,274,576	31,267,269

The Funds 183

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of BNY Mellon Funds Trust:

We have audited the accompanying statements of assets and liabilities of BNY Mellon Large Cap Stock Fund, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund (formerly BNY Mellon Mid Cap Stock Fund), BNY Mellon Small Cap Multi-Strategy Fund (formerly BNY Mellon Small Cap Stock Fund), BNY Mellon U.S. Core Equity 130/30 Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Small/Mid Cap Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Appreciation Fund, BNY Mellon International Equity Income Fund and BNY Mellon Asset Allocation Fund, (collectively the “Funds”), each a series of BNY Mellon Funds Trust, including the statements of investments, statements of financial futures (with respect to BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, and BNY Mellon International Appreciation Fund), and statement of securities sold short (with respect to BNY Mellon U.S. Core Equity 130/30 Fund) as of August 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended (with respect to the BNY Mellon U.S. Core Equity 130/30 Fund), and the financial highlights for each of the years or periods in the five-year period then ended, except for BNY Mellon International Equity Income Fund, of which the statement of operations, the statement of changes in net assets, and the financial highlights were for the period from December 15, 2011 (the commencement of operations) to August 31, 2012. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. With respect to the BNY Mellon International Appreciation Fund, the financial highlights for the year ended December 31, 2007 were audited by other independent registered public accountants whose report thereon, dated February 28, 2008, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BNY Mellon Large Cap Stock Fund, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund (formerly BNY Mellon Mid Cap Stock Fund), BNY Mellon Small Cap Multi-Strategy Fund (formerly BNY Mellon Small Cap Stock Fund), BNY Mellon U.S. Core Equity 130/30 Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Small/Mid Cap Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Appreciation Fund, BNY Mellon International Equity Income Fund and BNY Mellon Asset Allocation Fund, each a series of BNY Mellon Funds Trust, as of August 31, 2012, and the results of their operations, the changes in their net assets, its cash flows (with respect to BNY Mellon U.S. Core Equity 130/30 Fund), and the financial highlights for the years or periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 29, 2012

IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon Large Cap Stock Fund

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $9,551,913 as ordinary income dividends paid during the year ended August 31, 2012 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.Also, the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended August 31, 2012 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2013 of the percentage applicable to the preparation of their 2012 income tax returns.

BNY Mellon Large Cap Market Opportunities Fund

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $385,167 as ordinary income dividends paid during the year ended August 31, 2012 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.Also, the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended August 31, 2012 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2013 of the percentage applicable to the preparation of their 2012 income tax returns.

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $415,070 as ordinary income dividends paid during the year ended August 31, 2012 as qualified dividend income in accordance with

Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended August 31, 2012 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2013 of the percentage applicable to the preparation of their 2012 income tax returns.

BNY Mellon Income Stock Fund

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $12,483,466 as ordinary income dividends paid during the year ended August 31, 2012 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 91.46% of ordinary income dividends paid during the year ended August 31, 2012 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2013 of the percentage applicable to the preparation of their 2012 income tax returns.

BNY Mellon Mid Cap Multi-Strategy Fund

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $4,817,548 as ordinary income dividends paid during the year ended August 31, 2012 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund designates the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended August 31, 2012 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal

The Funds 185

IMPORTANT TAX INFORMATION (Unaudited) (continued)

Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code.Also the fund reports the maximum amount allowable but not less than $.3302 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Shareholders will receive notification in early 2013 of the percentage applicable to the preparation of their 2012 income tax returns.

BNY Mellon Small Cap Multi-Strategy Fund

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $947,462 as ordinary income dividends paid during the year ended August 31, 2012 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 26.64% of ordinary income dividends paid during the year ended August 31, 2012 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2013 of the percentage applicable to the preparation of their 2012 income tax returns.

BNY Mellon U.S. Core Equity 130/30 Fund

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $1,699,019 as ordinary income dividends paid during the year ended August 31, 2012 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended August 31, 2012 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2013 of the percentage applicable to the preparation of their 2012 income tax returns.

BNY Mellon Focused Equity Opportunities Fund

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $650,631 as ordinary income dividends paid during the year ended August 31, 2012 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.Also, the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended August 31, 2012 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2013 of the percentage applicable to the preparation of their 2012 income tax returns. Also the fund reports the maximum amount allowable but not less than $.0254 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

BNY Mellon Small/Mid Cap Fund

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $316,461 as ordinary income dividends paid during the year ended August 31, 2012 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 18.80% of ordinary income dividends paid during the year ended August 31, 2012 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2013 of the percentage applicable to the preparation of their 2012 income tax returns.

BNY Mellon International Fund

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries.The fund reports the maximum amount allowable but not less than $26,061,720 as income sourced from foreign countries for the fiscal year ended August 31, 2012 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $1,966,060 as taxes paid from foreign countries for the fiscal year ended August 31, 2012 in accordance with Section 853(a) of the Internal Revenue Code.Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2012 calendar year with Form 1099-DIV which will be mailed in early 2013. Also the fund reports the maximum amount allowable, but not less than $26,827,106 as ordinary income dividends paid during the fiscal year ended August 31, 2012 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.

BNY Mellon Emerging Markets Fund

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries.The fund reports the maximum amount allowable but not less than $61,912,408 as income sourced from foreign countries for the fiscal year ended August 31, 2012 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $6,000,087 as taxes paid from foreign countries for the fiscal year ended August 31, 2012 in accordance with

Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2012 calendar year with Form 1099-DIV which will be mailed in early 2013. Also the fund reports the maximum amount allowable, but not less than $23,631,029 as ordinary income dividends paid during the fiscal year ended August 31, 2012 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also the fund reports the maximum amount allowable but not less than $.3113 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Shareholders will receive notification in early 2013 of the percentage applicable to the preparation of their 2012 income tax returns.

BNY Mellon International Appreciation Fund

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries.The fund reports the maximum amount allowable but not less than $5,825,535 as income sourced from foreign countries for the fiscal year ended August 31, 2012 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $423,919 as taxes paid from foreign countries for the fiscal year ended August 31, 2012 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2012 calendar year with Form 1099-DIV which will be mailed in early 2013.

The Funds 187

IMPORTANT TAX INFORMATION (Unaudited) (continued)

Also the fund reports the maximum amount allowable, but not less than $6,550,704 as ordinary income dividends paid during the fiscal year ended August 31, 2012 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.

BNY Mellon International Equity Income Fund

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries.The fund reports the maximum amount allowable but not less than $3,790,449 as income sourced from foreign countries for the fiscal year ended August 31, 2012 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $241,954 as taxes paid from foreign countries for the fiscal year ended August 31, 2012 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2012 calendar year with Form 1099-DIV which will be mailed in early 2013. Also the fund reports the maximum amount allowable, but not less than $1,534,721 as ordinary income dividends paid during the fiscal year ended August 31, 2012 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.

BNY Mellon Asset Allocation Fund

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $4,451,718 as ordinary income dividends paid during the year ended August 31, 2012 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.Also, the fund reports the maximum amount allowable but not less than 56.00% of ordinary income dividends paid during the year ended August 31, 2012 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2013 of the percentage applicable to the preparation of their 2012 income tax returns. Also the fund reports the maximum amount allowable but not less than $.0482 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

PROXY RESULTS (Unaudited)

A special meeting of shareholders of BNY Mellon Mid Cap Multi-Strategy Fund (the “Fund”), a series of BNY Mellon Funds Trust, formerly known as BNY Mellon Mid Cap Stock Fund, was held on August 13, 2012. The proposals considered at the meeting, and the results, are as follows:

		Shares
	Votes For	Authority Withheld	Abstain
1. To approve the implementation of a “manager of
managers” arrangement whereby BNY Mellon Fund
Advisers, a division of Dreyfus, the Fund’s Investment
Adviser (the “Adviser”), under certain circumstances,
would be able to hire and replace unaffiliated
sub-investment advisers for the Fund
without obtaining shareholder approval.	2,435,748	94,121,273	83,063

Proposal #1, therefore, was not approved by the Fund’s shareholders.

		Shares
	Votes For	Authority Withheld	Abstain
2. To approve a sub-investment advisory agreement for
the Fund between the Adviser and Robeco
Investment Management, Inc.	96,415,606	137,950	86,528

Proposal #2, therefore, was approved by the Fund’s shareholders.

The Funds 189

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT
ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (EXCEPT
BNY MELLON INTERNATIONAL EQUITY INCOME FUND) (Unaudited)

At a meeting of the Trust’s Board of Trustees held on March 13-14, 2012, the Board considered the renewal of the Trust’s Investment Advisory Agreement and the Administration Agreement, pursuant to which BNY Mellon Fund Advisers, a division of Dreyfus, provides the funds with investment advisory services and The Bank of NewYork Mellon provides the funds with administrative services, and the Sub-Investment Advisory Agreement with respect to BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, pursuant to which Walter Scott & Partners Limited (the “Sub-Adviser”) provides day-to-day management of the fund’s investments (collectively, the “Agreements”). The Bank of NewYork Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of NewYork Mellon pays Dreyfus for performing certain of these administrative services. The Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds.The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to the funds, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in each fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of the funds and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution chan-nel(s) for each fund.

The Board also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Sub-Adviser.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Funds’ Performance and Management Fees and Expense Ratios. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) each fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended January 31, 2012, and (2) each fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to each fund and its comparison funds. They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance.

As applicable to each fund, Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund, if any, and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio man-ager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

BNY Mellon Large Cap Stock Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

BNY Mellon U.S. Core Equity 130/30 Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

BNY Mellon International Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the various periods, except for the four-year period when the fund’s performance was above the Performance Group and Performance Universe medians. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group median and below the Expense Universe median.

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AGREEMENT (EXCEPT BNY MELLON INTERNATIONAL EQUITY INCOME FUND) (Unaudited) (continued)

BNY Mellon Emerging Markets Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was variously above, at and below the Performance Group and Performance Universe medians for the various periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

BNY Mellon Large Cap Market Opportunities Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the one-year period. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives noted that the investment adviser has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until January 1, 2013, so that annual direct fund operating expenses

(excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings, acquired fund fees and extraordinary expenses) do not exceed 1.25% of the fund’s average daily net assets.

The Board considered the fee to the Sub-Adviser in relation to the fee paid to the investment adviser by the fund and the respective services provided by the Sub-Adviser and the investment adviser. The Board also noted the Sub-Adviser’s fee is paid by the investment adviser (out of its fee from the fund) and not the fund.

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the one-year period. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was below the Expense Group and Expense Universe medians and the fund’s total expenses were at the Expense Group median and below the Expense Universe median.

Dreyfus representatives noted that the investment adviser has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until January 1, 2013, so that annual direct fund operating expenses (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings, acquired fund fees and extraordinary expenses) do not exceed 1.15% of the fund’s average daily net assets.

The Board considered the fee to the Sub-Adviser in relation to the fee paid to the investment adviser by the fund and the respective services provided by the Sub-Adviser and the investment adviser. The Board also noted the Sub-Adviser’s fee is paid by the investment adviser (out of its fee from the fund) and not the fund.

BNY Mellon Asset Allocation Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was variously above and below the Performance Group and Performance Universe medians for the various periods, with above median performance in the longer periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and noted that the fund’s return was higher than the index in six of the ten periods shown

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual management fee was below the Expense Group median and the fund’s actual management fee and total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives noted that the investment adviser has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until December 31, 2012, so that annual direct fund operating expenses (including indirect fees and expenses of the underlying funds, but excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings, acquired fund fees and extraordinary expenses) do not exceed 0.87% of the fund’s average daily net assets.

BNY Mellon Focused Equity Opportunities Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, ranking in the fourth quartile of the Performance Group and Performance Universe in each period. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and noted that the fund’s return was higher than the index in one of the two periods shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

BNY Mellon Income Stock Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was variously above and below the Performance Group and Performance Universe medians for the various periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of two benchmark indexes.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was

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AGREEMENT (EXCEPT BNY MELLON INTERNATIONAL EQUITY INCOME FUND) (Unaudited) (continued)

above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

BNY Mellon Mid Cap Multi-Strategy Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the various periods, except for the two-year period when the fund’s performance was above the Performance Group median and the ten-year period when the fund’s performance was at the Performance Group and Performance Universe medians. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and noted that the fund’s return was higher than the index in five of the ten periods shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group median and below the Expense Universe median.

BNY Mellon Small Cap Multi-Strategy Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, ranking in the fourth quartile of the Performance Group and Performance Universe in all periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board discussed management’s efforts to improve the fund’s performance and stated its expectation for improvement in the fund’s performance results in the future.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

BNY Mellon Small/Mid Cap Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and noted that the fund’s return was higher than the index in one of the two periods shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management was above the Expense Group and Expense Universe medians and the fund’s total expenses were at the Expense Group median and below the Expense Universe median.

BNY Mellon International Appreciation Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the various periods, except for the one-year period when the fund’s performance was slightly below the Performance Group median and the ten-year period when the fund’s performance was below the Performance Group and Performance Universe medians. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual management fee was below the Expense Group median and the fund’s actual management fee and total expenses were below the Expense Group and Expense Universe medians.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing each fund, and the method used to determine the expenses and profit.The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus to each fund. The Board also noted the expense limitation arrangements for certain funds and their effect on Dreyfus’ profitability.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the funds.

The Board’s counsel stated that the Board should consider the profitability analysis with respect to each fund (1) as part of their evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Sub-Adviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for each fund and the extent to which economies of scale would be realized if the relevant fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the investment adviser, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among the funds and the funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in each fund’s asset level.The Board also considered potential benefits to Dreyfus and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading each fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus to each fund and the Sub-Adviser to BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax- Sensitive Large Cap Multi-Strategy Fund are adequate and appropriate.

  With respect to BNY Mellon International Appreciation Fund, the Board was satisfied with the Fund’s performance.

  With respect to BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, the Board noted the short period of time since the funds’ inception and determined to monitor performance going forward.

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AGREEMENT (EXCEPT BNY MELLON INTERNATIONAL EQUITY INCOME FUND) (Unaudited) (continued)

  With respect to BNY Mellon U.S. Core Equity 130/30 Fund, BNY Mellon Small/Mid Cap Fund, BNY Mellon Large Cap Stock Fund, BNY Mellon International Fund and BNY Mellon Focused Equity Opportunities Fund , while the Board was concerned with the funds’ performance, the Board expressed con- fidence in the funds’ strategies and portfolio managers and agreed to closely monitor performance.

  With respect to BNY Mellon Asset Allocation Fund, BNY Mellon Mid Cap Stock Fund and BNY Mellon Emerging Markets Fund, the Board generally was satisfied with each fund’s overall performance.

  With respect to BNY Mellon Small Cap Stock Fund, the Board noted Dreyfus’ efforts to improve fund per- formance and agreed to closely monitor performance.

  With respect to BNY Mellon Income Stock Fund, the Board generally was satisfied with the fund’s improved performance.

  For each fund, the Board concluded that the fee paid to Dreyfus (and the Sub-Adviser, as applicable) was rea- sonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in con- nection with the management of the funds had been adequately considered by Dreyfus in connection with the fee rate charged to each fund pursuant to the Agreements and that, to the extent in the future it were determined that material economies of scale had not been shared with a fund, the Board would seek to have those economies of scale shared with the fund.

The Board considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for each fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined that renewal of the Agreements was in the best interests of each fund and its respective shareholders.

INFORMATION ABOUT THE APPROVAL OF BNY MELLON INTERNATIONAL
EQUITY INCOME FUND’S INVESTMENT ADVISORY AGREEMENT
AND ADMINISTRATION AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on December 6, 2011, the Board considered the approval of the Trust’s Investment Advisory Agreement and Administration Agreement (together, the “Agreement”) with respect to BNY Mellon International Equity Income Fund and BNY Mellon Corporate Bond Fund pursuant to which BNY Mellon Fund Advisers, a division of Dreyfus, will provide each fund with investment advisory and administrative services.The Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the approval of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds.The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to the other funds comprising the Trust, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of the other funds of the Trust and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel.

The Board also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution with respect to BNY Mellon International Equity Income Fund.

Comparative Analysis of the Funds’ Performance and Management Fee and Expense Ratio. As each fund had not yet commenced operations, the Board was not able to review each fund’s performance.The Board discussed with Dreyfus representatives each fund’s portfolio management team and the investment strategies to be employed in the management of each fund’s assets.The Board noted Dreyfus’ reputation and experience.

BNY Mellon International Equity Income Fund

The Board reviewed comparisons of the fund’s proposed management fee and anticipated expense ratio and reviewed the management fees and expense ratios of funds in the fund’s anticipated Lipper, Inc. (“Lipper”) category (the “Category”) and the average and median management fees in the Category.The Board noted that the fund’s contractual management fee was above the average and median management fees for the funds in the

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INFORMATION ABOUT THE APPROVAL OF BNY MELLON INTERNATIONAL EQUITY INCOME FUND’S

INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited)

Category.The fund’s estimated total expenses (as limited through at least January 1, 2013 by agreement with BNY Mellon Fund Advisers (Dreyfus) to waive receipt of its fees and/or assume the expenses of the fund so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings, acquired fund fees and extraordinary expenses) do not exceed 1.20% of the fund’s average daily net assets) were below the average and median expense ratios of the funds in the Category (net of any fee waivers and reimbursements).

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

INFORMATION ABOUT THE APPROVAL OF
THE ROBECO SUB-ADVISORY AGREEMENT (Unaudited)

At a meeting of the Board of Trustees of BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust, held on June 5, 2012 (the “Board Meeting”), BNY Mellon Fund Advisers, a division of The Dreyfus Corporation, the investment adviser (the “Adviser”) for BNY Mellon Mid Cap Stock Fund (the “Fund”), a series of the Trust, recommended the appointment of Robeco Investment Management, Inc. (“Robeco”), an unaffiliated sub-investment adviser, to serve as a sub-investment adviser for the Fund. The recommendation of Robeco was based on, among other information, the Adviser’s review and due diligence report relating to Robeco and its investment advisory services. In the opinion of the Adviser, the proposed allocation to Robeco of a portion of the Fund’s assets would be in the best interests of the Fund’s shareholders.

At the Board Meeting, the Board, including a majority of the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or the Adviser (the “Independent Trustees”), considered and approved the Robeco Sub-Advisory Agreement. In determining whether to approve the Robeco Sub-Advisory Agreement, the Board considered the due diligence materials prepared by the Adviser and other information received in advance of the Board Meeting, which included: (i) a copy of the Robeco Sub-Advisory Agreement between the Adviser and Robeco; (ii) information regarding the process by which the Adviser selected and recommended Robeco for Board approval; (iii) information regarding the nature, extent and quality of the services Robeco would provide to the Fund; (iv) information regarding Robeco’s investment process, reputation, investment management business, personnel, and operations; (v) information regarding Robeco’s brokerage and trading policies and practices; (vi) information regarding the level of sub-investment advisory fee to be charged by Robeco; (vii) information regarding Robeco’s compliance program; (viii) information regarding Robeco’s historical performance returns managing investment mandates similar to the Fund’s investment mandate for the portion of the Fund’s assets to be allocated to Robeco, with such performance compared to relevant indices; and (ix) information regarding Robeco’s financial condition.The Board also considered the substance of discussions with representatives of the Adviser at the Board Meeting. Additionally, the Board reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under the 1940 Act.

Nature, Extent and Quality of Services to be Provided by Robeco. In examining the nature, extent and quality of the services to be provided by Robeco to the Fund, the Board considered (i) Robeco’s organization, history, reputation, qualification and background, as well as the qualifications of its personnel; (ii) its expertise in providing portfolio management services to other similar investment portfolios and the performance history of those portfolios; (iii) its proposed investment strategy for the Fund; (iv) its long- and short-term performance relative to comparable mutual funds and unmanaged indices; and (v) its compliance program. The Board specifically took into account Robeco’s investment process and research resources and capabilities, evaluating how Robeco would complement the Adviser and the other strategies for the Fund. The Board also discussed the acceptability of the terms of the Robeco Sub-Advisory Agreement. The Board also considered the review process undertaken by the Adviser, and the Adviser’s favorable assessment of the nature and quality of the sub-investment advisory services expected to be provided to the Fund by Robeco.The Board concluded that the Fund will benefit from the quality and experience of Robeco’s investment professionals. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and

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INFORMATION ABOUT THE APPROVAL OF THE ROBECO

SUB-ADVISORY AGREEMENT (Unaudited) (continued)

quality of the sub-investment advisory services to be provided by Robeco were adequate and appropriate in light of Robeco’s experience in managing mid cap equity assets, Robeco’s portfolio management and research resources to be applied in managing a portion of the Fund’s portfolio, and the Adviser’s recommendation to engage Robeco, and supported a decision to approve the Robeco Sub-Advisory Agreement.

Investment Performance of Robeco. Because Robeco would be a new sub-investment adviser for the Fund, the Board could not consider Robeco’s investment performance in managing a portion of the Fund’s portfolio as a factor in evaluating the Robeco Sub-Advisory Agreement during the Board Meeting. However, the Board did review Robeco’s historical performance record in managing other portfolios that were comparable to the Fund with respect to its investment mandate. The Board also discussed with representatives of the Adviser the investment strategies to be employed by Robeco in the management of its portion of the Fund’s assets.The Board noted Robeco’s reputation and experience with respect to value-oriented mid cap equity investing, each portfolio manager’s experience in selecting mid cap value stocks, and the Adviser’s experience in selecting, evaluating, and overseeing investment managers. Based on these factors, the Board supported a decision to approve the Robeco Sub-Advisory Agreement.

Costs of Services to be Provided.The Board considered the proposed fee payable under the Robeco Sub-Advisory Agreement, noting that the proposed fee would be paid by the Adviser, and not the Fund, and, thus, would not impact the fees paid by the Fund. The Board concluded that the proposed fee payable to Robeco by the Adviser with respect to the assets to be allocated to Robeco in its capacity as sub-investment adviser was reasonable and appropriate.

Profitability and Economies of Scale to be Realized.The Board recognized that, because Robeco’s fee would be paid by the Adviser, and not the Fund, an analysis of economies of scale and profitability was more appropriate in the context of the Board’s consideration of the Investment Advisory Agreement between the Trust and the Adviser. Accordingly, considerations of profitability and economies of scale with respect to Robeco were not relevant to the Board’s determination to approve the Robeco Sub-Advisory Agreement.

The Board also considered whether there were any ancillary benefits that may accrue to Robeco as a result of Robeco’s relationship with the Fund.The Board concluded that Robeco may direct Fund brokerage transactions to certain brokers to obtain research and other services. However, the Board noted that Robeco was required to select brokers who met the Fund’s requirements for seeking best execution, and that the Adviser monitored and evaluated Robeco’s trade execution with respect to Fund brokerage transactions on a quarterly basis and provided reports to the Board on these matters.The Board concluded that the benefits that were expected to accrue to Robeco by virtue of its relationship with the Fund were reasonable.

In considering the materials and information described above, the Independent Trustees received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, with the assistance of independent legal counsel, concluded that the initial approval of the Robeco Sub-Advisory Agreement was in the best interests of the Fund, and approved the Robeco Sub-Advisory Agreement for the Fund.

BOARD MEMBERS INFORMATION (Unaudited)

Patrick J. O’Connor (69)
Chairman of the Board (2000)
Principal Occupation During Past 5Years:
• Attorney, Cozen and O’Connor, P.C. since 1973, including
Vice Chairman since 1980 and Chief Executive Officer and
President from 2002 to 2007
No. of Portfolios for which Board Member Serves: 27
———————
John R. Alchin (64)
Board Member (2008)
Principal Occupation During Past 5Years:
• Retired since 2007
• Executive of Comcast Corporation, a cable services provider, from 1990 to 2007, including Executive Vice-President,
Co-chief Financial Officer and Treasurer, from 2002 to 2007
Other Public Company Board Memberships During Past 5Years:
• Polo Ralph Lauren Corporation, a retail clothing and home
furnishing company, Director (2007-present)
No. of Portfolios for which Board Member Serves: 27
———————
Ronald R. Davenport (76)
Board Member (2000)
Principal Occupation During Past 5Years:
• Chairman of Sheridan Broadcasting Corporation since July 1972
No. of Portfolios for which Board Member Serves: 27
———————
Jack Diederich (75)
Board Member (2000)
Principal Occupation During Past 5Years:
• Chairman of Digital Site Systems, Inc., a privately held
software company providing internet service to the
construction materials industry, since July 1998
No. of Portfolios for which Board Member Serves: 27

Kim D. Kelly (56)
Board Member (2008)
Principal Occupation During Past 5Years:
• Consultant since 2005
• President, Chief Executive Officer and a Director of Arroyo
Video Solutions, Inc., a video-on-demand technology
company, from 2004 to 2005
• Executive of Insight Communications Company, Inc., a cable services provider, from 1990 to 2003, including President from
2002 to 2003, Chief Operating Officer from 1998 to 2002 and
Chief Financial Officer from 1990 to 2002
Other Public Company Board Memberships During Past 5Years:
• MCG Capital Corp., Director (2005-present)
No. of Portfolios for which Board Member Serves: 27
———————
Maureen M.Young (67)
Board Member (2000)
Principal Occupation During Past 5Years:
• Director of the Office of Government Relations at Carnegie
Mellon University from January 2000 to December 2007
No. of Portfolios for which Board Member Serves: 27
———————
Kevin C. Phelan (68)
Board Member (2000)
Principal Occupation During Past 5Years:
• Mortgage Banker, Colliers Meredith & Grew, Inc. since March
1978, including President since 2007 and Executive Vice
President and Director from March 1998 to September 2007
Other Public Company Board Memberships During Past 5Years:
• Boston Capital Real Estate InvestmentTrust, Director (2005-2008)
No. of Portfolios for which Board Member Serves: 27

The Funds 201

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Patrick J. Purcell (64)
Board Member (2000)
Principal Occupation During Past 5Years:
• Owner, President and Publisher of the Boston Herald since
February 1994
• President and Founder, jobfind.com, an employment search site on the world wide web, since July 1996
• President and Chief Executive Officer, Herald Media since 2001
No. of Portfolios for which Board Member Serves: 27

Thomas F. Ryan, Jr. (71)
Board Member (2000)
Principal Occupation During Past 5Years:
• Retired since April 1999
• President and Chief Operating Officer of the American Stock
Exchange from October 1995 to April 1999
Other Public Company Board Memberships During Past 5Years:
• RepliGen Corporation, a biopharmaceutical company,
Director (2002-present)
No. of Portfolios for which Board Member Serves: 27

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-888-281-7350.

OFFICERS OF THE TRUST (Unaudited)

The Funds 203

OFFICERS OF THE TRUST (Unaudited) (continued)

For More Information

BNY Mellon Funds Trust
c/o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser

Sub-Investment Adviser

Walter Scott & Partners Limited
One Charlotte Square
Edinburgh, Scotland, UK

Robeco Investment Management, Inc.
909 Third Avenue
New York, NY 10022

Administrator

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:

BNY Mellon Large Cap Stock Fund	Class M: MPLCX	Investor: MILCX
BNY Mellon Large Cap Market Opportunities Fund	Class M: MMOMX	Investor: MMOIX
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	Class M: MTSMX	Investor: MTSIX
BNY Mellon Income Stock Fund	Class M: MPISX	Investor: MIISX
BNY Mellon Mid Cap Multi-Strategy Fund	Class M: MPMCX	Investor: MIMSX
BNY Mellon Small Cap Multi-Strategy Fund	Class M: MPSSX	Investor: MISCX
BNY Mellon U.S. Core Equity 130/30 Fund	Class M: MUCMX	Investor: MUCIX
BNY Mellon Focused Equity Opportunities Fund	Class M: MFOMX	Investor: MFOIX
BNY Mellon Small/Mid Cap Fund	Class M: MMCMX	Investor: MMCIX
BNY Mellon International Fund	Class M: MPITX	Investor: MIINX
BNY Mellon Emerging Markets Fund	Class M: MEMKX	Investor: MIEGX
BNY Mellon International Appreciation Fund	Class M: MPPMX	Investor: MARIX
BNY Mellon International Equity Income Fund	Class M: MLIMX	Investor: MLIIX
BNY Mellon Asset Allocation Fund	Class M: MPBLX	Investor: MIBLX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205-8502

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the funds voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2012 MBSC Securities Corporation

MFTAR0812-EQ

The BNY Mellon Funds

BNY Mellon National Intermediate Municipal Bond Fund

BNY Mellon National Short-Term Municipal Bond Fund

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

BNY Mellon Municipal Opportunities Fund

ANNUAL REPORT August 31, 2012

Contents

The Funds

Letter from the President	2
Discussion of Funds’ Performance
BNY Mellon National Intermediate
Municipal Bond Fund	3
BNY Mellon National Short-Term
Municipal Bond Fund	6
BNY Mellon Pennsylvania
Intermediate Municipal Bond Fund	9
BNY Mellon Massachusetts
Intermediate Municipal Bond Fund	12
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund	15
BNY Mellon Municipal
Opportunities Fund	18
Understanding Your Fund’s Expenses	21
Comparing Your Fund’s Expenses
With Those of Other Funds	22
Statements of Investments	23
Statements of
Financial Futures	41,64,75,83,97
Statements of Assets and Liabilities	98
Statements of Operations	100
Statement of Cash Flows	102
Statements of Changes in Net Assets	103
Financial Highlights	110
Notes to Financial Statements	122
Report of Independent Registered
Public Accounting Firm	133
Important Tax Information	134
Information About the Renewal
of Each Fund’s Investment
Advisory Agreement and
Administrative Agreement	136
Board Members Information	141
Officers of the Trust	143

For More Information

Back cover

The views expressed herein are current to the date of this report.These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

The Funds

LETTER FROM
THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for the BNY Mellon Funds Trust, covering the 12-month period through August 31, 2012. For information about how each fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The municipal bond market exhibited heightened volatility over the past year as prices rose and fell according to supply-and-demand factors and investors’ changing expectations of global and domestic economic conditions. While monthly variations in economic data have been pronounced, the longer-term pace of U.S. economic growth has been relatively consistent at about half the average rate achieved in prior recoveries. Even U.S. employment numbers, which have been volatile over short periods, averaged slightly better than 150,000 new jobs a month so far in 2012, roughly unchanged from the monthly average in 2011.

The sustained but subpar U.S. expansion appears likely to continue over the foreseeable future. On one hand, the economy has responded to a variety of stimulative measures, most notably an aggressively accommodative monetary policy. On the other hand, the prospect of automatic spending cuts and tax hikes scheduled for the end of 2012 has weighed on economic growth by contributing to a temporary postponement of spending decisions among consumers and businesses. Indeed, we believe the ability of the U.S. political system to address both this “fiscal cliff” and long-term deficit reduction could go a long way toward shaping the 2013 market environment. As always, we urge you to speak regularly with your portfolio manager to discuss how changing economic conditions may affect your investments.

Thank you for your continued confidence and support.

David K. Mossman
President
BNY Mellon Funds Trust
September 17, 2012

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2011, through August 31, 2012, as provided by John F. Flahive and Mary Collette O’Brien, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2012, BNY Mellon National Intermediate Municipal Bond Fund’s Class M shares produced a total return of 7.25%, and its Investor shares returned 6.99%.1 In comparison, the S&P Municipal Bond Intermediate Index (the “Index”), the fund’s benchmark, achieved a total return of 7.11% for the same period.2

Falling long-term interest rates and favorable supply-and-demand dynamics supported municipal bond prices throughout the reporting period. The fund produced returns that were roughly in line with its benchmark, mainly due to strong results from AA-rated and longer term securities.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal income tax. The fund may occasionally, including for temporary defensive purposes, invest in taxable bonds. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality.

We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical.At other times, we typically try to maintain a neutral average duration.

Supply-and-Demand Dynamics Supported Municipal Bonds

Although macroeconomic concerns in September 2011 and the spring of 2012 sparked heightened volatility in most financial markets, municipal bonds generally remained strong throughout the reporting period, in part due to falling long-term interest rates stemming from quantitative easing by the Federal Reserve Board (the “Fed”).

Municipal bond prices also responded positively to robust demand as investors sought competitive levels of after-tax income in a low interest-rate environment. Meanwhile, new issuance volumes remained relatively low when political pressure led to less borrowing for capital projects. Municipalities primarily issued new bonds to refinance older debt, resulting in a net decrease in the supply of tax-exempt securities. In this environment, lower-rated and longer maturity municipal bonds led the market higher.

From a credit-quality perspective, a number of state governments have taken the difficult steps necessary to reduce or eliminate budget deficits, and a few have achieved surpluses, helping to improve credit conditions.

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

Revenue Bonds Buoyed Relative Performance

The fund benefited during the reporting period from its focus on higher yielding, revenue-backed municipal bonds with credit ratings in the middle of the investment-grade spectrum.The fund received positive contributions from overweighted exposure to bonds backed by revenues from transportation facilities, airports, and utilities. Bonds from health care facilities and educational institutions also helped bolster relative results. Among general obligation bonds, the fund benefited from its California holdings, which rebounded from previous weakness as credit conditions improved. The fund’s duration management strategy also worked well, as a generally market-neutral posture enabled the fund to participate fully in rallies.

Disappointments during the reporting period proved relatively mild.The fund’s cash balances undermined its results to a modest degree in the low interest-rate environment, as did escrowed bonds and other AAA-rated securities. In addition, we employed futures contracts to protect the fund from the possibility of rising long-term interest rates. Because rates fell, the costs of the hedging strategy detracted from the fund’s overall results.

Maintaining a Constructive Investment Posture

While we have remained concerned regarding certain economic and political headwinds, the Fed has announced new measures to boost employment and the domestic economy, including a new round of quantitative easing and the announcement that it would maintain short-term interest rates near current levels at least until 2015. Consequently, we expect demand for tax-exempt income-producing securities to remain robust as investors search for competitive after-tax yields. We have maintained the fund’s relatively constructive investment posture, including a market-neutral average duration and an emphasis on higher yielding revenue bonds.

September 17, 2012

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: BLOOMBERG L.P. — Reflects reinvestment of dividends
and, where applicable, capital gain distributions.The S&P Municipal Bond
Intermediate Index is composed of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to but not including 15 years as measured from the date on which the Index is rebalanced. Index returns do not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

4

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/12
	1Year	5 Years	10 Years
Class M shares	7.25%	5.77%	4.63%
Investor shares	6.99%	5.51%	4.37%
S&P Municipal Bond Intermediate Index	7.11%	6.49%	5.26%

† Source: Bloomberg L.P.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon National Intermediate Municipal Bond Fund on 8/31/02 to a $10,000 investment made in the S&P Municipal Bond Intermediate Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Index is comprised of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to but not including 15 years as measured from the date on which the Index is rebalanced. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 5

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2011, through August 31, 2012, as provided by Timothy J. Sanville and Jeremy N. Baker, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2012, BNY Mellon National Short-Term Municipal Bond Fund’s Class M shares produced a total return of 1.34%, and Investor shares produced a total return of 1.17%.1 In comparison, the S&P Municipal Bond Short Index (the “Index”), the fund’s benchmark, achieved a total return of 1.50% for the same period.2

Falling interest rates and favorable supply-and-demand dynamics supported municipal bond prices throughout the reporting period. The fund produced lower returns than its benchmark, mainly due to overweighted exposure to short-term municipal bonds at the upper end of the market’s credit-quality spectrum.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal income tax. The fund occasionally may invest in taxable bonds, including for temporary defensive purposes. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the average effective portfolio maturity and the average effective portfolio duration of the fund’s portfolio will be less than three years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality. We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher yielding securities.This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical.At other times, we typically try to maintain a neutral average duration.

Supply-and-Demand Dynamics Supported Municipal Bonds

Although macroeconomic concerns in September 2011 and the spring of 2012 sparked heightened volatility in most financial markets, municipal bonds throughout the maturity spectrum generally remained strong throughout the reporting period, in part due to falling long-term interest rates stemming from quantitative easing by the Federal Reserve Board (the “Fed”).

Municipal bond prices also responded positively to robust demand as investors sought competitive levels of after-tax income in a low interest-rate environment. Meanwhile, new issuance volumes remained relatively low as political pressure led to less borrowing for capital projects. Municipalities primarily issued new bonds to refinance older debt, resulting in a net decrease in the supply of tax-exempt securities. In this environment,

6

lower-rated and longer maturity municipal bonds led the market higher, and gains were more muted among higher quality, short-term securities.

From a credit-quality perspective, a number of state governments have taken the difficult steps necessary to reduce or eliminate budget deficits, and a few have achieved surpluses, helping to improve credit conditions. However, a number of challenges remain, including unfunded pension liabilities in some states.

Quality Bias Dampened Relative Performance

The fund’s results compared to its benchmark were mildly hindered by its focus on high-quality issuers, as overweighted exposure to municipal bonds rated AAA and AA lagged their lower-rated counterparts during rallies. In addition, overweighted exposure to municipal bonds with maturities of one year or less detracted from the fund’s relative performance.

The fund achieved better results with overweighted exposure to bonds with maturities of three to five years. In addition, we increased the fund’s average maturity to a position that was modestly longer than market averages during the reporting period, enabling it to capture incrementally higher yields. To help manage risks, the fund maintained a broadly diversified portfolio across state issuers.

Maintaining a Constructive Investment Posture

While we have remained concerned regarding certain economic and political headwinds, the Fed has announced additional measures to boost employment and the domestic economy, including a new round of quantitative easing and the announcement that it would maintain short-term interest rates near current levels at least until 2015. Consequently, we expect demand for tax-exempt income-producing securities to remain robust as investors search for competitive after-tax yields. We have maintained the fund’s relatively constructive investment posture, including a slightly long average duration.

September 17, 2012

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: BLOOMBERG L.P. — Reflects reinvestment of dividends
and, where applicable, capital gain distributions.The S&P Municipal Bond
Short Index is composed of bonds in the S&P Municipal Bond Index with a minimum maturity of six months and a maximum maturity of up to but not including four years as measured from the date on which the Index is rebalanced. Index returns do not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

The Funds 7

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/12
	1Year	5 Years	10 Years
Class M shares	1.34%	2.71%	2.44%
Investor shares	1.17%	2.46%	2.18%
S&P Municipal Bond Short Index	1.50%	3.50%	3.01%

† Source: Bloomberg L.P.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon National Short-Term Municipal Bond Fund on 8/31/02 to a $10,000 investment made in the S&P Municipal Bond Short Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Index is comprised of bonds in the S&P Municipal Bond Index with a minimum maturity of 6 months and a maximum maturity of up to but not including 4 years as measured from the date on which the Index is rebalanced. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

8

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2011, through August 31, 2012, as provided by Mary Collette O’Brien and Jeremy N. Baker, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2012, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund’s Class M shares produced a total return of 6.34% and its Investor shares returned 6.28%.1 In comparison, the S&P Municipal Bond Intermediate Index (the “Index”), the fund’s benchmark, achieved a total return of 7.11% for the same period.2

Falling long-term interest rates and favorable supply-and-demand dynamics supported municipal bond prices throughout the reporting period. The fund produced lower returns than its benchmark, mainly due to a slightly shorter average duration than market averages.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital.To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds, the interest from which is exempt from federal and Pennsylvania state personal income taxes.The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Pennsylvania personal income taxes, and in taxable bonds.The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality. We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical.At other times, we typically try to maintain a neutral average duration.

Supply-and-Demand Dynamics Supported Municipal Bonds

Although macroeconomic concerns in September 2011 and the spring of 2012 sparked heightened volatility in most financial markets, municipal bonds generally remained strong throughout the reporting period, in part due to falling long-term interest rates stemming from quantitative easing programs from the Federal Reserve Board (the “Fed”).

Municipal bond prices also responded positively to robust demand as investors sought competitive levels of after-tax income in a low interest-rate environment. Meanwhile, new issuance volumes remained relatively low as political pressure led to less borrowing for capital projects. Municipalities primarily issued new bonds to refinance older debt, resulting in a net decrease in the supply of tax-exempt securities. In this environment, lower-rated and longer maturity municipal bonds led the market higher, while higher quality and shorter term securities lagged.

From a credit-quality perspective, Pennsylvania is in better shape than many other states, buoyed by a diverse economic base and a moderate debt profile.We believe

The Funds 9

DISCUSSION OF FUND PERFORMANCE (continued)

that the recent insolvency of a Pennsylvania city is an isolated case, and does not reflect the creditworthiness of other issuers in the state.The fund held no exposure to the affected bonds.

Revenue Bonds Buoyed Relative Performance

Although the fund participated to a substantial degree in the municipal bond market’s gains over the reporting period, relative performance was undermined by a relatively short average duration.The fund’s cash balances undermined results to a modest degree in the low interest-rate environment, as did lower yielding escrowed bonds and other AAA-rated securities. In addition, we employed futures contracts to protect the fund from the possibility of rising long-term interest rates. Because rates fell, the costs of the hedging strategy detracted from the fund’s overall results.

The fund achieved better results from its focus on higher yielding, revenue-backed municipal bonds, particularly those at the lower end of the investment-grade spectrum.

Maintaining a Constructive Investment Posture

While we have remained concerned regarding certain economic and political headwinds, the Fed has announced new measures to boost employment and the domestic economy, including a new round of quantitative easing and the announcement that it would maintain short-term interest rates near current levels at least until 2015. Consequently, we expect demand for tax-exempt, income-producing securities to remain robust as investors search for competitive after-tax yields. In anticipation of a constructive investment environment, we recently increased the fund’s average duration toward a market-neutral posture, and we maintained its emphasis on higher yielding revenue bonds.

September 17, 2012

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Pennsylvania residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: BLOOMBERG L.P. — Reflects reinvestment of dividends
and, where applicable, capital gain distributions.The S&P Municipal Bond
Intermediate Index is composed of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to but not including 15 years as measured from the date on which the Index is rebalanced. Index returns do not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

10

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/12
	1Year	5 Years	10 Years
Class M shares	6.34%	5.04%	4.05%
Investor shares	6.28%	4.82%	3.81%
S&P Municipal Bond Intermediate Index	7.11%	6.49%	5.26%

† Source: Bloomberg L.P.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund on 8/31/02 to a $10,000 investment made in the S&P Municipal Bond Intermediate Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund invests primarily in Pennsylvania investment-grade municipal bonds.The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Index is not limited to investments principally in Pennsylvania municipal obligations.The Index is comprised of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to but not including 15 years as measured from the date on which the Index is rebalanced.These factors can contribute to the Index potentially outperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 11

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2011, through August 31, 2012, as provided by John F. Flahive and Mary Collette O’Brien, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2012, BNY Mellon Massachusetts Intermediate Municipal Bond Fund’s Class M shares produced a total return of 6.50% and its Investor shares returned 6.23%.1 In comparison, the S&P Municipal Bond Intermediate Index (the “Index”), the fund’s benchmark, achieved a total return of 7.11% for the same period.2

Falling long-term interest rates and favorable supply-and-demand dynamics supported municipal bond prices throughout the reporting period. The fund produced lower returns than its benchmark, mainly due to an average duration that was slightly shorter than market averages.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds, the interest from which is exempt from federal and Massachusetts state personal income taxes. The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Massachusetts personal income taxes, and in taxable bonds.The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality.We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher yielding securities.This is because yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical.At other times, we typically try to maintain a neutral average duration.

Supply-and-Demand Dynamics Supported Municipal Bonds

Although macroeconomic concerns in September 2011 and the spring of 2012 sparked heightened volatility in many financial markets, municipal bonds generally remained strong throughout the reporting period, in part due to falling long-term interest rates stemming from quantitative easing programs from the Federal Reserve Board (the “Fed”).

Municipal bond prices also responded positively to robust demand as investors sought competitive levels of after-tax income in a low interest-rate environment. Meanwhile, new issuance volumes remained relatively low when political pressure led to less borrowing for capital projects. Municipalities primarily issued new bonds to refinance older debt, resulting in a net decrease in the supply of tax-exempt securities. In this environment, lower-rated and longer maturity municipal bonds led the market higher, while higher quality and shorter term securities lagged.

12

From a credit-quality perspective, Massachusetts is in better shape than many other states, buoyed by a diverse economic base and a history of strong financial management. However, challenges remain, including relatively heavy debt levels.

Revenue Bonds Buoyed Relative Performance

Although the fund participated to a substantial degree in the municipal bond market’s gains over the reporting period, the fund’s relative performance was undermined by a relatively short average duration. The fund’s cash balances undermined results to a modest degree in the low interest-rate environment, as did lower yielding escrowed bonds and other AAA-rated securities. In addition, we employed futures contracts to protect the fund from the possibility of rising long-term interest rates. Because rates fell, the costs of the hedging strategy detracted from the fund’s overall results.

The fund achieved better results from its focus on higher yielding, revenue-backed municipal bonds, particularly those at the lower end of the investment-grade spectrum. More specifically, the fund benefited from overweighted exposure to bonds backed by health care facilities and educational institutions.

Maintaining a Constructive Investment Posture

While we have remained concerned regarding certain economic and political headwinds, the Fed has announced additional measures to boost employment and the domestic economy, including a new round of quantitative easing and the announcement that it would maintain short-term interest rates near current levels at least until 2015. Consequently, we expect demand for tax-exempt income-producing securities to remain robust as investors search for competitive after-tax yields. In anticipation of a constructive investment environment, we recently increased the fund’s average duration toward a market-neutral posture, and we maintained its emphasis on higher yielding revenue bonds.

September 17, 2012

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Massachusetts residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.
Capital gains, if any, are fully taxable.
[2]	SOURCE: BLOOMBERG L.P. — Reflects reinvestment of dividends
and, where applicable, capital gain distributions.The S&P Municipal Bond
Intermediate Index is composed of bonds in the S&P Municipal Bond
Index with a minimum maturity of three years and a maximum maturity of up to but not including 15 years as measured from the date on which the Index is rebalanced. Index returns do not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

The Funds 13

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/12
	1Year	5 Years	10 Years
Class M shares	6.50%	5.47%	4.36%
Investor shares	6.23%	5.21%	4.10%
S&P Municipal Bond Intermediate Index	7.11%	6.49%	5.26%

† Source: Bloomberg L.P.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Massachusetts Intermediate Municipal Bond Fund (the “BNY Mellon Massachusetts Fund”) on 8/31/02 to a $10,000 investment made in the S&P Municipal Bond Intermediate Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Index is comprised of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to but not including 15 years as measured from the date on which the Index is rebalanced.These factors can contribute to the Index outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses and is not limited to investments principally in Massachusetts municipal obligations. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

14

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2011, through August 31, 2012, as provided by John F. Flahive, Portfolio Manager and Director of Fixed Income

Fund and Market Performance Overview

For the 12-month period ended August 31, 2012, BNY Mellon New York Intermediate Tax-Exempt Bond Fund’s Class M shares produced a total return of 7.48%, and its Investor shares returned 7.20%.1 In comparison, the S&P Municipal Bond Intermediate Index (the “Index”), the fund’s benchmark, achieved a total return of 7.11% for the same period.2

Falling long-term interest rates and favorable supply-and-demand dynamics supported municipal bond prices throughout the reporting period. The fund produced higher returns than its benchmark, mainly due strong results from longer term, revenue-backed bonds.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal, NewYork state and NewYork city income taxes as is consistent with the preservation of capital. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal, NewYork state and NewYork city personal income taxes. These municipal bonds include those issued by New York state and New York city as well as those issued by U.S. territories and possessions.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality.We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher yielding securities.This is because yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

Supply-and-Demand Dynamics Supported Municipal Bonds

Although macroeconomic concerns in September 2011 and the spring of 2012 sparked heightened volatility in most financial markets, municipal bonds generally remained strong throughout the reporting period, in part due to falling long-term interest rates stemming from quantitative easing programs from the Federal Reserve Board (the “Fed”).

Municipal bond prices also responded positively to robust demand as investors sought competitive levels of after-tax income in a low interest-rate environment. Meanwhile, new issuance volumes remained relatively low when political pressure led to less borrowing for capital projects. Municipalities primarily issued new bonds to refinance older debt, resulting in a net decrease in the supply of tax-exempt securities. In this environment, lower-rated and longer maturity municipal bonds led the market higher, while higher quality and shorter term securities lagged.

From a credit-quality perspective, New York’s fiscal condition has continued to improve.The state enacted a number of reforms to its tax code, and tax receipts have increased amid greater spending discipline.

The Funds 15

DISCUSSION OF FUND PERFORMANCE (continued)

Revenue Bonds Buoyed Relative Performance

The fund benefited during the reporting period from its focus on higher yielding, revenue-backed municipal bonds with credit ratings toward the bottom of the investment-grade spectrum.The fund received positive contributions from bonds backed by revenues from health care facilities and educational institutions. Conversely, underweighted exposure to general obligation bonds from local New York issuers bolstered relative results. The fund’s yield curve strategy also worked well, as an emphasis on maturities in the 15- to 25-year range enabled the fund to participate more fully in market rallies.

Disappointments proved to be relatively limited over the reporting period.The fund’s cash balances undermined its results to a modest extent in the low interest-rate environment, as did lower yielding escrowed bonds and other AAA-rated securities. Relative performance also was mildly hindered by a relatively short average duration. In addition, we employed futures contracts to protect the fund from the possibility of rising long-term interest rates. Because rates fell, the costs of the hedging strategy detracted from the fund’s overall results.

Maintaining a Constructive Investment Posture

While we have remained concerned regarding certain economic and political headwinds, the Fed has announced new measures to boost employment and the domestic economy, including a new round of quantitative easing and the announcement that it would maintain short-term interest rates near current levels at least until 2015. Consequently, we expect demand for tax-exempt income-producing securities to remain robust as investors search for competitive after-tax yields. In anticipation of a constructive investment environment, we recently increased the fund’s average duration toward a market-neutral posture, and we maintained its emphasis on higher yielding revenue bonds.

September 17, 2012

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes and rate increases can cause price declines.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-NewYork residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.
Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Fund Advisors pursuant to an agreement in effect through December 31, 2012, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: BLOOMBERG L.P. — Reflects reinvestment of dividends
and, where applicable, capital gain distributions.The S&P Municipal Bond
Intermediate Index is composed of bonds in the S&P Municipal Bond
Index with a minimum maturity of three years and a maximum maturity of up to but not including 15 years as measured from the date on which the Index is rebalanced. Index returns do not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

16

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/12
	1Year	5 Years	10 Years
Class M shares	7.48%	5.87%	4.46%
Investor shares	7.20%	5.60%	4.20%
S&P Municipal Bond Intermediate Index	7.11%	6.49%	5.26%

† Source: Bloomberg L.P.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon NewYork Intermediate Tax-Exempt Bond Fund on 8/31/02 to a $10,000 investment made in the S&P Municipal Bond Intermediate Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

As of the close of business on September 12, 2008, substantially all of the assets of another investment company advised by an affiliate of the fund’s investment adviser, BNY Hamilton NewYork Intermediate Tax-Exempt Fund (the “predecessor fund”), a series of BNY Hamilton Funds, Inc., were transferred to BNY Mellon NewYork Intermediate Tax-Exempt Bond Fund in a tax-free reorganization and the fund commenced operations.The performance figures for the fund’s Class M shares represent the performance of the predecessor fund’s Institutional shares prior to the commencement of operations for BNY Mellon NewYork Intermediate Tax-Exempt Bond Fund and the performance of BNY Mellon NewYork Intermediate Tax-Exempt Bond Fund’s Class M shares thereafter.The performance figures for Investor shares represent the performance of the predecessor fund’s Class A shares prior to the commencement of operations for BNY Mellon NewYork Intermediate Tax-Exempt Bond Fund and the performance of BNY Mellon NewYork Intermediate Tax-Exempt Bond Fund’s Investor shares thereafter. Investor shares are subject to a Shareholder Services Plan.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M and Investor shares.The Index is not limited to investments principally in NewYork municipal obligations.The Index is comprised of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to but not including 15 years as measured from the date on which the Index is rebalanced. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 17

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2011, through August 31, 2012, as provided by John F. Flahive, Portfolio Manager and Director of Fixed Income

Fund and Market Performance Overview

For the 12-month period ended August 31, 2012, BNY Mellon Municipal Opportunities Fund’s Class M shares produced a total return of 13.65%, and Investor shares returned 13.46%.1 In comparison, the Barclays Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 8.78% for the same period.2

Falling long-term interest rates and favorable supply-and-demand dynamics supported municipal bond prices throughout the reporting period. The fund produced higher returns than its benchmark, mainly due to strong results from lower-rated and longer term securities. The fund’s leveraging strategy also buoyed relative performance.

The Fund’s Investment Approach

The fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation.This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its net assets in U.S. dollar-denominated fixed-income securities that provide income exempt from federal income tax (municipal bonds). While the fund typically invests in a diversified portfolio of municipal bonds, it may invest up to 20% of its assets in taxable fixed-income securities, including taxable municipal bonds and non-U.S. dollar-denominated foreign debt securities, such as Brady bonds and sovereign debt obligations.

We will seek to deliver value-added excess returns (“alpha”) by applying an investment approach designed to identify and exploit relative value opportunities within the municipal bond market and other fixed-income markets. Although the fund seeks to be diversified by geography and sector, the fund may at times invest a significant portion of its assets in a particular state or region or in a particular sector due to market conditions.

Supply-and-Demand Dynamics Supported Municipal Bonds

Although macroeconomic concerns stemming from a European debt crisis and sluggish U.S. labor markets sparked heightened volatility in most financial markets in September 2011 and the spring of 2012, municipal bonds generally remained strong throughout the reporting period, in part due to falling long-term interest rates in the midst of quantitative easing by the Federal Reserve Board (the “Fed”).

Municipal bond prices also responded positively to robust demand as investors continued to reach for competitive levels of after-tax income in a low interest-rate environment. Meanwhile, new issuance volumes remained relatively low when political pressure led to less borrowing for capital projects by states and local authorities. Instead, states and municipalities primarily issued new bonds to refinance older debt, resulting in a net decrease in the supply of tax-exempt securities. In this environment, lower-rated and longer maturity municipal bonds led the asset class higher, while higher quality and shorter term bonds lagged market averages.

18

From a credit-quality perspective, a number of state governments have taken the difficult steps necessary to reduce or eliminate budget deficits, and a few have achieved surpluses, helping to improve credit conditions. However, a number of challenges remain, including unfunded pension liabilities in many states.

Revenue Bonds Buoyed Relative Performance

The fund benefited during the reporting period from its focus on higher yielding, longer term municipal bonds with credit ratings toward the bottom of the investment-grade spectrum. More specifically, the fund received positive contributions from overweighted exposure to bonds backed by revenues from industrial development projects, educational institutions, and toll roads.Taxable municipal bonds issued under the federal Build America Bonds program also fared relatively well. The fund’s duration management strategy proved effective, as we tactically shifted its duration posture to participate more robustly in market rallies and cushion declines during bouts of market weakness. Finally, the fund’s leveraging strategy boosted returns in a generally rising market.

Disappointments during the reporting period were relatively mild. The fund’s cash balances undermined its results to a modest degree in the low interest-rate environment, as did holdings of AAA-rated and other high-quality securities. In addition, we employed derivative instruments, including futures contracts and put options, to protect the fund from the possibility of rising long-term interest rates. Because rates fell, the costs of the hedging strategy detracted from the fund’s overall results.

Maintaining a Constructive Investment Posture

While we have remained concerned regarding certain economic and political headwinds, the Fed has announced new measures to boost employment and the domestic economy, including a new round of quantitative easing and the announcement that it would maintain short-term interest rates near current levels at least until 2015. Consequently, we expect demand for tax-exempt income-producing securities to remain robust as investors search for competitive after-tax yields. We have maintained the fund’s relatively constructive investment posture, including an emphasis on higher yielding, longer maturity municipal bonds.

September 17, 2012

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Municipal Bond
Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted tax-exempt bond market.
Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Funds 19

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/12
	Inception		From
	Date	1Year	Inception
Class M shares	10/15/08	13.65%	13.62%
Investor shares	10/15/08	13.46%	13.37%
Barclays Municipal Bond Index	9/30/08	8.78%	8.15%††

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Municipal Opportunities Fund on 10/15/08 (inception date) to a $10,000 investment made in the Barclays Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Index is an unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

For comparative purposes, the value of the Index as of 9/30/08 is used as the beginning value on 10/15/08.

20

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemptions fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each BNY Mellon municipal bond fund from March 1, 2012 to August 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2012

	Class M Shares	Investor Shares

BNY Mellon National Intermediate
Municipal Bond Fund
Expenses paid per $1,000†	$2.54	$3.86
Ending value (after expenses)	$1,022.10	$1,021.50
Annualized expense ratio (%)	.50	.76
BNY Mellon National Short-Term
Municipal Bond Fund
Expenses paid per $1,000†	$2.57	$3.83
Ending value (after expenses)	$1,004.90	$1,004.40
Annualized expense ratio (%)	.51	.76
BNY Mellon Pennsylvania
Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$3.40	$4.67
Ending value (after expenses)	$1,020.30	$1,020.20
Annualized expense ratio (%)	.67	.92
BNY Mellon Massachusetts
Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.69	$3.96
Ending value (after expenses)	$1,019.00	$1,017.70
Annualized expense ratio (%)	.53	.78
BNY Mellon New York
Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$3.00	$4.27
Ending value (after expenses)	$1,024.30	$1,023.00
Annualized expense ratio (%)	.59	.84
BNY Mellon Municipal
Opportunities Fund
Expenses paid per $1,000†	$3.74	$5.07
Ending value (after expenses)	$1,039.60	$1,039.10
Annualized expense ratio (%)	.73	.99

† Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Funds 21

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2012

	Class M Shares	Investor Shares

BNY Mellon National Intermediate
Municipal Bond Fund
Expenses paid per $1,000†	$2.54	$3.86
Ending value (after expenses)	$1,022.62	$1,021.32
Annualized expense ratio (%)	.50	.76
BNY Mellon National Short-Term
Municipal Bond Fund
Expenses paid per $1,000†	$2.59	$3.86
Ending value (after expenses)	$1,022.57	$1,021.32
Annualized expense ratio (%)	.51	.76
BNY Mellon Pennsylvania
Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$3.40	$4.67
Ending value (after expenses)	$1,021.77	$1,020.51
Annualized expense ratio (%)	.67	.92
BNY Mellon Massachusetts
Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.69	$3.96
Ending value (after expenses)	$1,022.47	$1,021.22
Annualized expense ratio (%)	.53	.78
BNY Mellon New York
Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$3.00	$4.27
Ending value (after expenses)	$1,022.17	$1,020.91
Annualized expense ratio (%)	.59	.84
BNY Mellon Municipal
Opportunities Fund
Expenses paid per $1,000†	$3.71	$5.03
Ending value (after expenses)	$1,021.47	$1,020.16
Annualized expense ratio (%)	.73	.99

† Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

22

STATEMENT OF INVESTMENTS

August 31, 2012

BNY Mellon National Intermediate Municipal Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.0%	Rate (%)	Date	Amount ($)	Value ($)
Alabama—1.8%
Alabama 21st Century Authority, Tobacco Settlement Revenue	5.00	6/1/20	1,500,000	1,802,565
Birmingham Special Care Facilities Financing Authority-
Baptist Medical Centers, Revenue (Baptist Health System, Inc.)	5.00	11/15/15	5,000,000	5,400,200
Jefferson County, Limited Obligation School Warrants	5.25	1/1/15	1,180,000	1,183,741
Jefferson County, Limited Obligation School Warrants	5.25	1/1/16	4,810,000	4,827,893
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/24	13,325,000	13,368,839
Montgomery BMC Special Care Facilities Financing
Authority, Revenue (Baptist Health) (Insured;
National Public Finance Guarantee Corp.)	5.00	11/15/13	1,365,000	1,437,618
Montgomery BMC Special Care Facilities Financing
Authority, Revenue (Baptist Health) (Insured;
National Public Finance Guarantee Corp.)	5.00	11/15/14	2,500,000	2,738,025
Alaska—1.5%
Alaska Industrial Development and
Export Authority, Revolving Fund Revenue	5.25	4/1/27	2,295,000	2,752,141
Valdez, Marine Terminal Revenue (BP Pipelines (Alaska) Inc. Project)	5.00	1/1/16	5,000,000	5,633,800
Valdez, Marine Terminal Revenue (BP Pipelines (Alaska) Inc. Project)	5.00	1/1/18	8,000,000	9,351,520
Valdez, Marine Terminal Revenue (BP Pipelines (Alaska) Inc. Project)	5.00	1/1/21	5,000,000	5,978,500
Valdez, Marine Terminal Revenue (BP Pipelines (Alaska) Inc. Project)	5.00	1/1/21	2,500,000	2,989,250
Arizona—3.7%
Arizona Board of Regents, Arizona State University
System Revenue (Polytechnic Campus Project)	6.00	7/1/25	2,500,000	2,995,375
Arizona Board of Regents, Arizona State University
System Revenue (Polytechnic Campus Project)	6.00	7/1/26	1,000,000	1,195,440
Arizona Board of Regents, Arizona State University
System Revenue (Polytechnic Campus Project)	6.00	7/1/28	1,100,000	1,307,394
Arizona Transportation Board, Highway Revenue	5.00	7/1/25	15,000,000	17,166,600
Arizona Transportation Board, Highway Revenue	5.00	7/1/26	5,000,000	5,871,550
Arizona Water Infrastructure Finance
Authority, Water Quality Revenue	5.00	10/1/21	3,000,000	3,820,680
Glendale, Senior Lien Water and Sewer Revenue Obligations	5.00	7/1/25	6,325,000	7,665,015
Glendale, Senior Lien Water and Sewer Revenue Obligations	5.00	7/1/26	4,425,000	5,319,824
Phoenix, GO	6.25	7/1/16	1,250,000	1,515,375
Phoenix Civic Improvement Corporation, Transit Excise
Tax Revenue (Light Rail Project) (Insured; AMBAC)	5.00	7/1/16	6,000,000	6,491,520
University Medical Center Corporation, HR	5.25	7/1/16	2,310,000	2,451,511
University of Arizona Board of Regents, System Revenue	6.20	6/1/16	7,990,000	8,760,635
California—14.2%
Agua Caliente Band, Cahuilla Indians Revenue	5.60	7/1/13	475,000[a]	472,977
Alameda Corridor Transportation Authority,
Revenue (Insured; AMBAC)	0/5.25	10/1/21	5,000,000[b]	5,411,700

The Funds 23

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
California, Economic Recovery Bonds	5.00	7/1/15	2,950,000	3,187,711
California, GO	5.00	11/1/12	95,000	95,309
California, GO	0.87	5/1/15	7,500,000[c]	7,506,450
California, GO	5.50	6/1/20	115,000	115,455
California, GO	5.25	11/1/26	10,500,000	10,987,935
California, GO (Various Purpose)	4.00	10/1/15	7,050,000	7,762,967
California, GO (Various Purpose)	5.00	9/1/21	2,700,000	3,306,312
California, GO (Various Purpose)	5.25	10/1/23	5,000,000	6,077,900
California, GO (Various Purpose)	6.00	3/1/33	11,445,000	14,094,174
California, GO (Various Purpose)	6.50	4/1/33	3,000,000	3,743,790
California, GO (Various Purpose)	5.50	3/1/40	7,950,000	9,123,579
California, GO (Various Purpose) (Prerefunded)	5.00	2/1/14	1,825,000[d]	1,947,841
California County Tobacco Securitization Agency,
Tobacco Settlement Asset-Backed Bonds
(Golden Gate Tobacco Funding Corporation)	4.50	6/1/21	2,130,000	1,959,089
California County Tobacco Securitization Agency,
Tobacco Settlement Asset-Backed Bonds
(Los Angeles County Securitization Corporation)	5.25	6/1/21	1,115,000	1,048,267
California Department of Water Resources, Power Supply Revenue	5.00	5/1/22	5,000,000	6,132,450
California Department of Water Resources, Power Supply
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	5/1/21	11,985,000	14,410,644
California Department of Water Resources,
Water System Revenue (Central Valley Project)	5.00	12/1/19	5,000,000	6,290,500
California Health Facilities Financing Authority,
Revenue (Cedars-Sinai Medical Center)	5.00	8/15/18	2,500,000	2,967,725
California Health Facilities Financing Authority,
Revenue (Providence Health and Services)	6.25	10/1/24	8,500,000	10,274,885
California Health Facilities Financing Authority,
Revenue (Providence Health and Services)	6.25	10/1/28	4,000,000	4,775,520
California Health Facilities Financing Authority,
Revenue (Providence Health and Services)	6.50	10/1/38	3,440,000	4,097,453
California Health Facilities Financing Authority, Revenue
(Providence Health and Services) (Prerefunded)	6.50	10/1/18	60,000[d]	79,366
California Infrastructure and Economic Development
Bank, Clean Water State Revolving Fund Revenue	5.00	10/1/17	2,500,000	2,509,700
California Infrastructure and Economic Development Bank, Revenue
(California Independent System Operator Corporation Project)	6.00	2/1/30	8,000,000	8,766,000
California State Public Works Board, LR (Department of
General Services) (Capitol East End Complex—Blocks
171-174 and 225) (Insured; AMBAC)	5.25	12/1/19	5,000,000	5,055,400
California State Public Works Board, LR (Department of
General Services) (Capitol East End Complex—Blocks
171-174 and 225) (Insured; AMBAC)	5.00	12/1/23	4,000,000	4,035,920

24

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
California State Public Works Board, LR (Department of
Mental Health-Coalinga State Hospital)	5.00	6/1/24	1,500,000	1,558,920
California State Public Works Board, LR (Various Capital Projects)	5.00	4/1/19	8,760,000	10,321,908
California State Public Works Board, LR (Various Capital Projects)	5.00	10/1/20	2,000,000	2,388,080
California Statewide Communities Development Authority,
Mortgage Revenue (Methodist Hospital of Southern
California Project) (Collateralized; FHA)	6.25	8/1/24	5,000,000	6,139,500
California Statewide Communities Development Authority,
Revenue (Saint Joseph Health System) (Insured;
Assured Guaranty Municipal Corp.)	4.50	7/1/18	3,125,000	3,371,938
California Statewide Communities Development
Authority, Revenue (The California Endowment)	5.25	7/1/15	1,740,000	1,810,435
Golden State Tobacco Securitization Corporation,
Enhanced Tobacco Settlement Asset-Backed Bonds	5.00	6/1/18	590,000	590,407
Los Angeles County Metropolitan
Transportation Authority, Proposition A
First Tier Senior Sales Tax Revenue	5.00	7/1/20	7,165,000[e]	8,579,084
Los Angeles Department of Airports,
Senior Revenue (Los Angeles International Airport)	5.25	5/15/26	15,520,000	18,850,437
Los Angeles Unified School District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/24	2,395,000	2,771,278
Los Angeles Unified School District, GO
(Insured; National Public Finance Guarantee Corp.)	5.75	7/1/16	2,000,000	2,383,440
New Haven Unified School District, GO
(Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/33	4,000,000[f]	1,443,400
Oakland Joint Powers Financing Authority, LR
(Oakland Convention Centers) (Insured; AMBAC)	5.50	10/1/13	1,500,000	1,548,660
Port of Oakland, Revenue	5.00	5/1/18	1,835,000	2,073,018
Port of Oakland, Revenue	5.00	5/1/19	2,250,000	2,558,138
Port of Oakland, Revenue	5.00	5/1/20	3,000,000	3,426,180
Port of Oakland, Revenue	5.00	5/1/21	2,785,000	3,182,531
Port of Oakland, Revenue	5.00	5/1/23	1,875,000	2,116,350
Sacramento County Water Financing Authority,
Revenue (Sacramento County Water Agency
Zones 40 and 41 Water System Project) (Insured;
National Public Finance Guarantee Corp.)	0.86	6/1/34	8,000,000[c]	5,969,520
Sacramento Municipal Utility District, Electric Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	8/15/23	6,350,000	7,409,053
San Francisco City and County Airport Commission,
Second Series Revenue (San Francisco International Airport)	5.00	5/1/25	5,000,000	5,935,000
San Francisco City and County Airport Commission,
Second Series Revenue (San Francisco International Airport)	5.00	5/1/26	5,000,000	5,864,200
Westside Unified School District, GO (Insured; AMBAC)	6.00	8/1/14	385,000	415,211

The Funds 25

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Colorado—4.1%
Colorado Health Facilities Authority,
Revenue (Catholic Health Initiatives)	6.00	10/1/23	2,000,000	2,393,960
Colorado Health Facilities Authority,
Revenue (Catholic Health Initiatives)	6.25	10/1/33	1,600,000	1,896,416
Colorado Health Facilities Authority, Revenue
(Vail Valley Medical Center Project)	5.00	1/15/20	280,000	292,530
Colorado Health Facilities Authority, Revenue
(Vail Valley Medical Center Project) (Prerefunded)	5.00	1/15/15	970,000[d]	1,074,624
Colorado Housing and Finance Authority, Single Family
Program Senior and Subordinate Bonds	6.75	4/1/15	20,000	20,326
Colorado Housing and Finance Authority, Single Family
Program Senior and Subordinate Bonds	6.05	10/1/16	25,000	25,694
Denver City and County, Airport System Revenue
(Insured: Assured Guaranty Municipal Corp. and
National Public Finance Guarantee Corp.)	5.25	11/15/19	4,445,000	5,100,682
E-470 Public Highway Authority, Senior Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	9/1/16	3,565,000	3,896,581
E-470 Public Highway Authority, Senior Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	9/1/16	5,000,000	5,512,300
E-470 Public Highway Authority, Senior Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	9/1/17	3,500,000	3,848,355
Northwest Parkway Public Highway Authority,
Revenue (Insured; AMBAC) (Prerefunded)	5.45	6/15/16	7,690,000[d]	9,093,579
Northwest Parkway Public Highway Authority,
Revenue (Insured; AMBAC) (Prerefunded)	5.70	6/15/21	7,345,000[d]	8,754,359
Northwest Parkway Public Highway Authority, Revenue
(Insured; Assured Guaranty Municipal Corp.) (Prerefunded)	5.55	6/15/16	10,960,000[d]	13,001,519
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	5.75	11/15/18	2,765,000	3,104,680
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.13	11/15/23	4,645,000	5,421,969
Regional Transportation District, COP	5.00	6/1/19	1,750,000	2,073,592
Regional Transportation District, COP	5.00	6/1/20	2,700,000	3,219,129
Regional Transportation District, COP	5.50	6/1/22	2,200,000	2,636,238
Connecticut—1.4%
Connecticut, GO	5.00	4/15/22	5,000,000	6,337,450
Connecticut, GO	5.00	5/15/23	12,500,000	15,423,750
Connecticut, GO (Insured; AMBAC)	5.25	6/1/18	1,500,000	1,848,825
Connecticut Health and Educational Facilities Authority,
Revenue (Connecticut State University System Issue)
(Insured; Assured Guaranty Municipal Corp.)	5.00	11/1/14	1,260,000	1,386,265
District of Columbia—.8%
District of Columbia, GO (Insured; Assured Guaranty Municipal Corp.)	1.40	6/1/16	5,000,000[c]	5,294,500
Metropolitan Washington Airports Authority, Airport System Revenue	5.00	10/1/23	4,250,000	5,007,180
Metropolitan Washington Airports Authority, Airport System Revenue	5.00	10/1/24	2,500,000	2,928,950

26

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Florida—5.9%
Florida Department of Transportation,
State Infrastructure Bank Revenue	5.00	7/1/19	4,220,000	4,868,276
Florida Department of Transportation,
State Infrastructure Bank Revenue	5.00	7/1/20	2,500,000	2,878,025
Florida Hurricane Catastrophe Fund
Finance Corporation, Revenue	5.00	7/1/15	10,000,000	11,132,400
Florida Municipal Loan Council, Revenue
(Insured; National Public Finance Guarantee Corp.)	5.75	11/1/15	55,000	55,198
Hillsborough County Aviation Authority, Revenue
(Tampa International Airport) (Insured; AMBAC)	5.13	10/1/20	3,540,000	3,861,043
Hillsborough County Aviation Authority, Revenue
(Tampa International Airport) (Insured; AMBAC)	5.13	10/1/21	3,675,000	3,986,603
Jacksonville, Better Jacksonville Sales Tax Revenue	5.00	10/1/17	2,000,000	2,339,740
Jacksonville, Better Jacksonville Sales Tax Revenue	5.00	10/1/21	2,500,000	2,997,800
Jacksonville Electric Authority, Revenue
(Saint Johns River Power Park System)	5.00	10/1/18	8,500,000	10,355,890
Jacksonville Electric Authority, Revenue
(Saint Johns River Power Park System)	5.00	10/1/21	2,000,000	2,405,820
Jacksonville Electric Authority, Revenue
(Saint Johns River Power Park System)	5.00	10/1/22	1,625,000	1,940,478
Jacksonville Electric Authority, Revenue
(Saint Johns River Power Park System)	5.00	10/1/24	1,000,000	1,183,070
Lee County, Airport Revenue	5.50	10/1/23	2,500,000	2,893,575
Lee County, Airport Revenue	5.50	10/1/24	5,000,000	5,740,250
Miami-Dade County, Subordinate Special Obligation Bonds
(Insured; National Public Finance Guarantee Corp.)	0/5.00	10/1/22	2,000,000[b]	1,988,180
Orlando Utilities Commission, Utility System Revenue	2.71	10/1/16	13,400,000[c]	14,141,288
Sarasota County, Revenue (Environmentally
Sensitive Lands and Parkland Program)	5.25	10/1/24	1,790,000	1,978,308
Sarasota County, Revenue (Environmentally
Sensitive Lands and Parkland Program)	5.25	10/1/25	6,170,000	6,783,421
Sarasota County, Revenue (Environmentally
Sensitive Lands and Parkland Program)	5.25	10/1/28	2,105,000	2,282,999
Sarasota County, Revenue (Environmentally
Sensitive Lands and Parkland Program)	5.25	10/1/29	1,085,000	1,172,451
Sarasota County, Revenue (Environmentally Sensitive
Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	245,000[d]	307,208
Sarasota County, Revenue (Environmentally Sensitive
Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	240,000[d]	300,938
Sarasota County, Revenue (Environmentally Sensitive
Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	210,000[d]	263,321
Sarasota County, Revenue (Environmentally Sensitive
Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	725,000[d]	909,085

The Funds 27

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Florida (continued)
Tallahassee, Capital Bonds Revenue (Insured;
Assured Guaranty Municipal Corp.)	5.00	10/1/19	5,725,000	6,212,655
Tallahassee, Capital Bonds Revenue (Insured;
Assured Guaranty Municipal Corp.)	5.00	10/1/20	3,000,000	3,251,640
Tampa Bay Water, A Regional Water Supply
Authority, Utility System Revenue	5.00	10/1/20	5,000,000	6,224,950
Georgia—2.3%
Burke County Development Authority, PCR
(Georgia Power Company Plant Vogtle Project)	1.40	4/1/15	5,000,000	5,064,850
Burke County Development Authority, PCR
(Oglethorpe Power Corporation Vogtle Project)	7.00	1/1/23	6,000,000	7,179,300
Chatham County Hospital Authority, HR Improvement
(Memorial Health University Medical Center, Inc.) (Prerefunded)	5.75	1/1/14	5,000,000[d]	5,350,800
Crisp County Development Authority, EIR
(International Paper Company Project)	5.55	2/1/15	1,000,000	1,094,130
DeKalb County, Water and Sewerage Revenue	5.25	10/1/36	3,500,000	4,030,320
Fulton County Development Authority, Revenue (Spelman College)	5.00	6/1/24	2,010,000	2,220,186
Main Street Natural Gas Inc., Gas Project Revenue	6.38	7/15/38	1,335,000[g]	555,787
Municipal Electric Authority of Georgia,
GO (Project One Subordinated Bonds)	5.75	1/1/20	5,000,000	6,044,200
Private Colleges and Universities Authority,
Revenue (Emory University)	5.00	9/1/18	2,000,000	2,249,020
Putnam County Development Authority,
PCR (Georgia Power Company)	5.10	6/1/23	6,120,000	6,228,936
Hawaii—1.0%
Hawaii, GO	5.00	12/1/16	9,830,000	11,631,249
Hawaii, GO	5.00	12/1/17	5,000,000	6,065,150
Idaho—.7%
University of Idaho Regents, General Revenue	5.25	4/1/21	10,360,000	12,241,065
Illinois—5.1%
Chicago, GO	5.00	1/1/20	5,000,000	5,963,750
Chicago, GO (Modern Schools Across
Chicago Program) (Insured; AMBAC)	5.00	12/1/17	1,110,000	1,281,095
Chicago Metropolitan Water Reclamation
District, GO Capital Improvement	7.25	12/1/12	8,500,000	8,650,025
Cook County, GO Capital Improvement (Insured; AMBAC)	5.00	11/15/25	5,000,000	5,041,100
Illinois, GO	5.00	8/1/18	16,000,000	18,595,840
Illinois, GO	5.00	8/1/19	10,000,000	11,619,400
Illinois, GO	5.00	9/1/19	7,500,000	8,017,125
Illinois, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/20	5,000,000	5,819,900
Illinois Finance Authority, Gas Supply Revenue (The Peoples
Gas Light and Coke Company Project) (Insured; AMBAC)	4.30	6/1/16	2,500,000	2,742,775

28

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Illinois (continued)
Railsplitter Tobacco Settlement Authority,
Tobacco Settlement Revenue	5.00	6/1/15	3,500,000	3,834,810
Railsplitter Tobacco Settlement Authority,
Tobacco Settlement Revenue	6.25	6/1/24	10,000,000	11,260,500
Will County Forest Preserve District, GO Unlimited Tax Bonds	5.00	12/15/20	4,000,000	4,988,760
Indiana—.4%
Indiana Finance Authority, Acquisition Revenue
(National Collegiate Athletic Association Project)	5.00	5/1/15	1,000,000	1,119,280
Indiana Finance Authority, State Revolving Fund Program Bonds	5.00	2/1/24	5,000,000	6,253,300
Kansas—2.2%
Kansas Development Finance Authority,
Revenue (University of Kansas Projects)	4.00	5/1/20	3,025,000	3,524,246
Kansas Development Finance Authority,
Revenue (University of Kansas Projects)	4.00	5/1/21	3,370,000	3,863,570
Kansas Development Finance Authority,
Revenue (University of Kansas Projects)	4.00	5/1/24	3,850,000	4,293,790
Wichita, Water and Sewer Utility Revenue	5.00	10/1/21	7,990,000	10,030,646
Wichita, Water and Sewer Utility Revenue	5.00	10/1/22	8,390,000	10,418,282
Wyandotte County/Kansas City Unified Government,
Utility System Revenue (Insured; AMBAC)	5.65	9/1/22	4,700,000	5,330,505
Kentucky—.2%
Kentucky Housing Corporation, Housing Revenue	4.80	7/1/20	2,040,000	2,119,499
Kentucky Property and Buildings Commission,
Revenue (Project Number 100)	5.00	8/1/21	1,785,000	2,205,368
Louisiana—2.6%
Jefferson Sales Tax District, Special Sales
Tax Revenue (Insured; AMBAC)	5.25	12/1/21	4,375,000	5,029,763
Louisiana, Gasoline and Fuels Tax Second Lien Revenue	0.92	6/1/13	5,000,000[c]	5,009,950
Louisiana Citizens Property Insurance Corporation,
Assessment Revenue (Insured; AMBAC)	5.25	6/1/13	4,000,000	4,128,680
Louisiana Citizens Property Insurance Corporation,
Assessment Revenue (Insured; AMBAC)	5.00	6/1/21	5,500,000	6,059,790
Louisiana Citizens Property Insurance Corporation, Assessment
Revenue (Insured; Assured Guaranty Municipal Corp.)	6.13	6/1/25	14,500,000	17,082,160
Louisiana Local Government Environmental Facilities
and Community Development Authority, Revenue
(Louisiana Community and Technical College
System Facilities Corporation Project)	5.00	10/1/22	5,000,000	5,973,450
Louisiana Public Facilities Authority, Revenue
(CHRISTUS Health Obligated Group)	6.00	7/1/29	2,000,000	2,317,900
Maine—.1%
Maine Housing Authority, Mortgage Purchase Bonds	4.75	11/15/21	2,450,000	2,572,794

The Funds 29

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Maryland—.4%
Howard County, Consolidated Public Improvement GO	5.00	8/15/17	5,030,000	6,090,928
Massachusetts—2.4%
Massachusetts, Consolidated Loan (Insured;
National Public Finance Guarantee Corp.)	5.50	10/1/20	3,285,000	4,259,101
Massachusetts, GO	0.76	11/1/18	2,000,000[c]	1,932,480
Massachusetts Development Finance Agency, Revenue (Combined
Jewish Philanthropies of Greater Boston, Inc. Project)	4.75	2/1/15	1,935,000	2,026,003
Massachusetts Development Finance Agency,
Revenue (Olin College Issue) (Insured; XLCA)	5.25	7/1/33	8,050,000	8,185,964
Massachusetts Development Finance Agency,
Revenue (Partners HealthCare System Issue)	5.00	7/1/41	4,100,000	4,588,433
Massachusetts Health and Educational Facilities
Authority, Revenue (Simmons College Issue)	7.50	10/1/22	2,000,000	2,498,500
Massachusetts Health and Educational Facilities
Authority, Revenue (Simmons College Issue)	8.00	10/1/29	5,000,000	5,873,700
Massachusetts Health and Educational Facilities
Authority, Revenue (Simmons College Issue)	8.00	10/1/39	1,500,000	1,762,110
Massachusetts Housing Finance Agency, Housing Revenue	5.13	12/1/34	350,000	355,278
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; AMBAC)	5.00	8/15/20	6,000,000	7,044,420
Massachusetts School Building Authority, Dedicated Sales Tax
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	8/15/30	1,310,000	1,447,877
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	5.00	8/15/15	190,000[d]	216,167
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.25	8/1/17	275,000	299,596
Massachusetts Water Pollution Abatement Trust,
Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	380,000	381,467
Michigan—.5%
Detroit, Water Supply System Second Lien Revenue (Insured; FGIC)	5.75	7/1/22	7,000,000	8,128,470
Michigan Municipal Bond Authority,
Drinking Water Revolving Fund Revenue	5.50	10/1/15	1,000,000	1,153,620
Minnesota—1.3%
Minneapolis, Health Care System Revenue (Fairview Health Services)	6.63	11/15/28	12,000,000	14,381,760
Minnesota Higher Education Facilities Authority,
Revenue (Macalester College)	5.00	3/1/14	1,410,000	1,506,641
University of Minnesota Regents, Special Purpose
Revenue (State Supported Stadium Debt)	5.00	8/1/19	6,300,000	7,227,297
Mississippi—.1%
Mississippi Home Corporation, SFMR
(Collateralized: FHLMC, FNMA and GNMA)	4.38	12/1/18	1,580,000	1,701,297
Mississippi State University, Educational Building Corporation,
Revenue (Insured; National Public Finance Guarantee Corp.)	5.25	8/1/16	400,000	469,428

30

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Missouri—.1%
Curators of the University of Missouri, System Facilities Revenue	5.00	11/1/12	135,000		136,087
Missouri Environmental Improvement and Energy Resource Authority,
Water PCR (State Revolving Fund Program—Master Trust)	5.50	7/1/14	1,250,000		1,345,775
Missouri Housing Development Commission, SFMR (Homeownership
Loan Program) (Collateralized: FNMA and GNMA)	5.05	9/1/24	565,000		565,746
Nebraska—.1%
Nebraska Investment Finance Authority,
SFHR (Collateralized: FHLMC, FNMA and GNMA)	4.70	9/1/21	570,000		591,888
Omaha City, GO (City of Omaha Convention Center/Arena Project)	6.50	12/1/16	1,000,000		1,247,490
Nevada—1.5%
Clark County, Highway Revenue (Motor Vehicle Fuel Tax)	5.00	7/1/28	10,000,000		11,342,600
Clark County School District, GO (Insured;
National Public Finance Guarantee Corp.)	5.00	6/15/20	12,930,000		15,311,965
New Hampshire—.1%
New Hampshire Business Finance Authority,
PCR (Central Maine Power Company)	5.38	5/1/14	1,000,000		1,061,990
New Jersey—4.8%
Garden State Preservation Trust, Open Space and
Farmland Preservation Revenue (Insured;
Assured Guaranty Municipal Corp.)	5.13	11/1/16	1,000,000		1,186,280
Garden State Preservation Trust, Open Space and
Farmland Preservation Revenue (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	5.80	11/1/15	5,000,000	[d]	5,839,750
Garden State Preservation Trust, Open Space and
Farmland Preservation Revenue (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	5.80	11/1/15	5,000,000	[d]	5,839,750
Garden State Preservation Trust, Open Space and
Farmland Preservation Revenue (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	5.80	11/1/15	5,000,000	[d]	5,839,750
Garden State Preservation Trust, Open Space and
Farmland Preservation Revenue (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	5.80	11/1/15	2,500,000	[d]	2,919,875
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.38	6/15/15	4,400,000		5,013,712
New Jersey Economic Development Authority,
School Facilities Construction Revenue	2.07	2/1/18	10,000,000	[c]	10,353,000
New Jersey Economic Development Authority,
School Facilities Construction Revenue (Prerefunded)	5.00	3/1/15	2,000,000	[d]	2,227,300
New Jersey Economic Development Authority,
School Facilities Construction Revenue (Prerefunded)	5.00	3/1/15	1,000,000	[d]	1,114,710
New Jersey Educational Facilities Authority, Revenue
(University of Medicine and Dentistry of New Jersey Issue)	7.50	12/1/32	3,750,000		4,707,412
New Jersey Health Care Facilities Financing Authority,
Revenue (Meridian Health System Obligated Group Issue)	5.00	7/1/19	2,000,000		2,332,040

The Funds 31

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New Jersey (continued)
New Jersey Transportation Trust Fund
Authority (Transportation System)	0.00	12/15/29	10,000,000[f]	4,878,400
New Jersey Transportation Trust Fund
Authority (Transportation System)	5.50	6/15/31	5,000,000	5,952,800
New Jersey Turnpike Authority, Turnpike Revenue	5.00	1/1/20	5,000,000	6,042,900
New Jersey Turnpike Authority, Turnpike Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	1/1/19	18,500,000	19,167,480
New Mexico—.4%
New Mexico Finance Authority, Revenue
(Public Project Revolving Fund) (Insured; AMBAC)	5.25	6/1/17	1,000,000	1,081,040
New Mexico Finance Authority,
State Transportation Senior Lien Revenue	5.00	6/15/18	5,000,000	6,107,000
New York—7.5%
Albany Industrial Development Agency, Civic Facility
Revenue (Saint Peter’s Hospital of the City of Albany Project)	5.75	11/15/22	1,000,000	1,139,800
Greece Central School District, GO (Insured; FGIC)	6.00	6/15/13	950,000	993,710
Greece Central School District, GO (Insured; FGIC)	6.00	6/15/14	950,000	1,047,413
Greece Central School District, GO (Insured; FGIC)	6.00	6/15/15	950,000	1,100,414
Metropolitan Transportation Authority, Dedicated Tax Fund
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	11/15/28	2,880,000	3,310,992
Metropolitan Transportation Authority,
State Service Contract Revenue	5.75	1/1/18	1,500,000	1,840,665
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/24	5,000,000	5,772,150
Metropolitan Transportation Authority, Transportation Revenue	6.50	11/15/28	12,000,000	15,398,760
New York City, GO	5.13	12/1/24	5,000,000	5,966,000
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	2/1/23	13,000,000	15,904,460
New York Liberty Development Corporation,
Revenue (Goldman Sachs Headquarters Issue)	5.00	10/1/15	1,000,000	1,112,910
New York State Dormitory Authority, Revenue (Consolidated City
University System) (Insured; Assured Guaranty Municipal Corp.)	5.75	7/1/18	200,000	234,466
New York State Dormitory Authority, State Personal
Income Tax Revenue (General Purpose)	5.00	12/15/24	7,000,000	8,728,440
New York State Dormitory Authority, State Personal
Income Tax Revenue (General Purpose)	5.00	12/15/25	8,000,000	9,867,200
New York State Dormitory Authority, Third General Resolution
Revenue (State University Educational Facilities Issue)	5.00	5/15/24	5,000,000	6,134,000
New York State Dormitory Authority, Third General Resolution
Revenue (State University Educational Facilities Issue)	5.00	5/15/25	3,000,000	3,634,050
New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Bonds	5.00	4/1/15	5,000,000	5,575,400
New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Bonds	5.00	4/1/16	5,000,000	5,772,950

32

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Bonds	5.00	4/1/21	5,000,000		5,906,050
New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Bonds (Insured;
Assured Guaranty Municipal Corp.)	5.00	4/1/24	4,500,000		5,079,915
Port Authority of New York and New Jersey
(Consolidated Bonds, 139th Series) (Insured;
National Public Finance Guarantee Corp. )	5.00	10/1/16	5,440,000		6,062,118
Tobacco Settlement Financing Corporation of
New York, Asset-Backed Revenue Bonds
(State Contingency Contract Secured)	5.50	6/1/19	5,000,000		5,190,900
Tobacco Settlement Financing Corporation of New York,
Asset-Backed Revenue Bonds (State Contingency Contract
Secured) (Insured; National Public Finance Guarantee Corp.)	5.50	6/1/18	175,000		175,642
Triborough Bridge and Tunnel Authority,
General Revenue (MTA Bridges and Tunnels)	4.00	11/15/18	12,150,000		14,125,468
North Carolina—3.5%
North Carolina Eastern Municipal Power
Agency, Power System Revenue	5.38	1/1/16	1,500,000		1,524,180
North Carolina Eastern Municipal Power
Agency, Power System Revenue	5.00	1/1/17	8,000,000	[e]	9,293,280
North Carolina Eastern Municipal Power
Agency, Power System Revenue	5.00	1/1/17	8,050,000		9,244,056
North Carolina Eastern Municipal Power
Agency, Power System Revenue	5.25	1/1/20	5,000,000		5,874,750
North Carolina Eastern Municipal Power
Agency, Power System Revenue	5.00	1/1/26	18,000,000		20,400,120
North Carolina Municipal Power Agency
Number 1, Catawba Electric Revenue	5.50	1/1/13	1,415,000		1,440,187
North Carolina Municipal Power Agency
Number 1, Catawba Electric Revenue	5.00	1/1/24	5,500,000		6,323,185
Wake County, LOR	5.00	1/1/24	5,955,000		7,228,894
Ohio—.7%
Columbus, GO (Various Purpose Limited Tax)	5.00	7/1/21	3,005,000		3,808,056
Cuyahoga County, Revenue (Cleveland Clinic
Health System Obligated Group)	6.00	1/1/15	1,110,000		1,161,948
Cuyahoga County, Revenue (Cleveland Clinic Health
System Obligated Group) (Prerefunded)	5.75	7/1/13	2,040,000	[d]	2,134,126
Montgomery County, Revenue (Catholic Health Initiatives)	6.00	10/1/23	3,055,000		3,641,560
Ohio Housing Finance Agency, MFHR (Uptown Towers
Apartments Project) (Collateralized; GNMA)	4.75	10/20/15	625,000		661,369
Toledo-Lucas County Port Authority, Port Facilities
Revenue (Cargill, Inc. Project)	4.50	12/1/15	900,000		967,347

The Funds 33

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Oregon—1.5%
Oregon, GO	5.00	11/1/18	5,000,000	6,212,050
Oregon, GO	5.00	11/1/19	5,000,000	6,292,350
Oregon, GO	5.00	11/1/20	3,100,000	3,944,626
Oregon, GO (Oregon Department of Transportation Project)	5.00	5/1/17	7,565,000	9,075,957
Pennsylvania—1.3%
Allegheny County Hospital Development Authority,
Revenue (University of Pittsburgh Medical Center)	5.25	6/15/15	1,620,000	1,815,502
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	6/1/18	5,000,000	5,878,200
Philadelphia School District, GO (Insured; AMBAC)	5.00	4/1/17	2,165,000	2,345,085
Pittsburgh, GO	5.00	9/1/25	10,000,000	11,733,900
Rhode Island—.1%
Rhode Island Health and Educational Building Corporation,
Higher Educational Facility Revenue (Providence
College Issue) (Insured; XLCA)	4.50	11/1/17	795,000	821,998
Rhode Island Health and Educational Building Corporation,
Higher Educational Facility Revenue (Providence
College Issue) (Insured; XLCA)	5.00	11/1/22	250,000	257,135
South Carolina—.3%
Greenville County School District, Installment Purchase
Revenue (Building Equity Sooner for Tomorrow)	5.50	12/1/18	3,000,000	3,741,090
Greenville County School District, Installment Purchase
Revenue (Building Equity Sooner for Tomorrow)	5.00	12/1/24	350,000	368,827
Newberry Investing in Children’s Education, Installment
Purchase Revenue (School District of Newberry
County, South Carolina Project)	5.25	12/1/20	1,000,000	1,071,600
Tennessee—.7%
Metropolitan Government of Nashville and
Davidson County, GO Improvement Bonds	5.00	7/1/25	10,000,000	12,044,300
Texas—9.5%
Austin, Water and Wastewater System Revenue	5.00	11/15/25	3,000,000	3,723,390
Dallas and Fort Worth, Joint Revenue Improvement
Bonds (Dallas/Fort Worth International Airport)
(Insured; National Public Finance Guarantee Corp.)	5.50	11/1/31	380,000	383,925
Forney Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	5.75	8/15/33	1,000,000	1,221,870
Harris County, Toll Road Senior Lien Revenue	5.00	8/15/23	12,500,000	14,836,125
Harris County, Toll Road Senior Lien Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	8/15/25	4,000,000	4,294,920
Harris County, Unlimited Tax Road Bonds	5.00	10/1/21	13,705,000	16,708,862
Harris County Health Facilities Development Corporation,
HR (Memorial Hermann Healthcare System)	7.00	12/1/27	5,000,000	6,165,800
Houston, Public Improvement GO	5.00	3/1/18	5,000,000	6,041,500
Houston, Public Improvement GO (Insured; AMBAC)	5.00	3/1/18	3,895,000	4,387,406

34

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Texas (continued)
Houston, Public Improvement GO (Insured; AMBAC) (Prerefunded)	5.00	9/1/15	1,295,000[d]	1,471,677
Houston Community College System, Limited Tax Bonds	5.00	2/15/21	2,250,000	2,813,175
Katy Independent School District, Unlimited Tax Refunding
Bonds (Permanent School Fund Guarantee Program)	0.00	2/15/16	1,505,000[f]	1,463,688
Lower Colorado River Authority, Junior Lien Revenue (Seventh
Supplemental Series) (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/15	1,135,000	1,257,115
Lower Colorado River Authority, Revenue	5.00	5/15/16	15,000	17,463
Lower Colorado River Authority, Revenue	5.00	5/15/16	35,000	40,859
Lower Colorado River Authority, Revenue	5.00	5/15/16	13,950,000	16,148,659
North Texas Tollway Authority, First Tier System Revenue	5.00	1/1/21	7,615,000[e]	9,134,726
Royse City Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	0.00	8/15/14	3,260,000[f]	3,224,727
San Antonio, Electric and Gas Systems Revenue	5.00	2/1/17	5,000,000	5,931,750
San Antonio, Electric and Gas Systems Revenue (Prerefunded)	5.00	2/1/16	10,000,000[d]	11,519,600
Texas Department of Housing and Community Affairs,
SFMR (Collateralized: FNMA and GNMA and Insured;
National Public Finance Guarantee Corp.)	5.45	9/1/23	950,000	951,567
Texas Public Finance Authority, GO	5.00	10/1/23	9,385,000	11,661,707
Texas Public Finance Authority, Unemployment
Compensation Obligation Assessment Revenue	5.00	7/1/17	7,500,000	8,562,000
Texas Public Finance Authority, Unemployment
Compensation Obligation Assessment Revenue	5.00	1/1/20	10,000,000	10,389,100
Texas Transportation Commission,
State Highway Fund First Tier Revenue	5.00	4/1/20	15,000,000	17,570,250
Texas Water Development Board, State
Revolving Fund Subordinate Lien Revenue	5.00	7/15/24	3,650,000	4,281,778
Utah—1.9%
Metropolitan Water District of Salt Lake and
Sandy, Water Revenue Project Bonds	4.00	7/1/21	6,005,000	7,063,261
Utah, GO	5.00	7/1/20	20,000,000	25,357,600
Virginia—3.3%
Virginia, GO	5.00	6/1/23	5,490,000	6,909,275
Virginia College Building Authority, Educational Facilities
Revenue (21st Century College and Equipment Programs)	5.00	2/1/19	7,000,000	8,576,400
Virginia College Building Authority, Educational Facilities
Revenue (21st Century College and Equipment Programs)	5.00	2/1/20	5,000,000	6,189,100
Virginia College Building Authority, Educational Facilities
Revenue (21st Century College and Equipment Programs)	5.00	2/1/21	2,235,000	2,788,654
Virginia College Building Authority, Educational Facilities
Revenue (21st Century College and Equipment Programs)	5.00	2/1/23	11,285,000	13,884,613
Virginia Public Building Authority, Public Facilities Revenue	5.00	8/1/18	8,370,000	10,231,069
Virginia Public Building Authority, Public Facilities Revenue	5.00	8/1/19	6,950,000	8,600,555

The Funds 35

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Washington—1.8%
Energy Northwest, Electric Revenue (Columbia Generating Station)	5.00	7/1/20	10,955,000	13,695,941
FYI Properties, LR (State of Washington
Department of Information Services Project)	5.25	6/1/29	5,625,000	6,391,069
Washington, Motor Vehicle Fuel Tax GO	5.00	8/1/23	3,570,000	4,409,128
Washington Health Care Facilities Authority,
Revenue (Providence Health and Services)	5.00	10/1/21	5,000,000	5,960,750
West Virginia—.4%
Monongalia County Building Commission, HR
(Monongalia General Hospital)	5.25	7/1/20	3,140,000	3,329,970
West Virginia Economic Development Authority, PCR
(Appalachian Power Company—Amos Project)	4.85	9/4/13	1,000,000	1,033,370
West Virginia Economic Development Authority, PCR
(Appalachian Power Company—Amos Project)	4.85	9/4/13	2,600,000	2,686,762
Wisconsin—1.2%
Wisconsin, GO	5.00	5/1/20	5,800,000	6,910,874
Wisconsin, Transportation Revenue (Insured;
National Public Finance Guarantee Corp.) (Prerefunded)	5.00	7/1/15	11,825,000[d]	13,361,304
U.S. Related—4.6%
Puerto Rico Commonwealth, Public Improvement GO	5.50	7/1/19	5,715,000	6,404,400
Puerto Rico Commonwealth, Public Improvement GO
(Insured; National Public Finance Guarantee Corp.)	6.25	7/1/13	1,380,000	1,438,774
Puerto Rico Electric Power Authority, Power Revenue	5.25	7/1/18	5,000,000	5,682,250
Puerto Rico Electric Power Authority, Power Revenue	5.25	7/1/23	5,000,000	5,540,550
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/17	3,940,000	4,319,304
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/12	10,000,000	10,105,300
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/13	4,000,000	4,186,000
Puerto Rico Infrastructure Financing Authority,
Revenue (Ports Authority Project)	5.00	12/15/22	2,500,000	2,708,175
Puerto Rico Public Buildings Authority,
Government Facilities Revenue	5.50	7/1/14	1,000,000	1,065,020
Puerto Rico Public Buildings Authority,
Government Facilities Revenue	5.50	7/1/15	995,000	1,081,276
Puerto Rico Public Buildings Authority,
Government Facilities Revenue	5.50	7/1/15	5,000	5,725
Puerto Rico Public Buildings Authority,
Government Facilities Revenue	5.50	7/1/16	5,000	5,974

36

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Related (continued)
Puerto Rico Public Buildings Authority,
Government Facilities Revenue	5.50	7/1/16	1,995,000		2,193,602
Puerto Rico Public Buildings Authority,
Government Facilities Revenue	5.75	7/1/17	1,940,000		2,176,428
Puerto Rico Public Buildings Authority,
Government Facilities Revenue	5.75	7/1/17	5,000		6,202
Puerto Rico Public Buildings Authority,
Government Facilities Revenue	5.75	7/1/22	2,500,000		2,755,200
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	11,000,000	[b]	11,391,600
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	2,500,000	[b]	2,148,625
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	6.00	8/1/42	12,650,000		14,201,649
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	6.50	8/1/44	2,500,000		2,985,075
Total Long-Term Municipal Investments
(cost $1,566,942,913)					1,701,221,120

Short-Term Municipal Investments—2.7%
Colorado—.2%
Colorado Educational and Cultural Facilities Authority, Revenue
(National Jewish Federation Bond Program) (LOC; TD Bank)	0.19	9/4/12	1,200,000	[h]	1,200,000
Colorado Educational and Cultural Facilities Authority, Revenue
(National Jewish Federation Bond Program) (LOC; U.S. Bank NA)	0.19	9/4/12	1,300,000	[h]	1,300,000
Colorado Health Facilities Authority, HR, Refunding
(North Colorado Medical Center, Inc. Project)
(LOC; Wells Fargo Bank)	0.21	9/4/12	235,000	[h]	235,000
Florida—.1%
Polk County School Board, COP (Master Lease
Purchase Agreement) (LOC; Wells Fargo Bank)	0.21	9/4/12	1,200,000	[h]	1,200,000
Illinois—.1%
Chicago, GO Notes, Refunding (LOC; Barclays Bank PLC)	0.18	9/4/12	1,500,000	[h]	1,500,000
Chicago Board of Education, Unlimited Tax GO Notes, Refunding
(Dedicated Revenues) (LOC; JPMorgan Chase Bank)	0.18	9/4/12	300,000	[h]	300,000
Romeoville, Revenue (Lewis University)
(LOC; JPMorgan Chase Bank)	0.21	9/4/12	200,000	[h]	200,000

The Funds 37

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Kentucky—.2%
Christian County, Lease Program Revenue (Kentucky
Association of Counties Leasing Trust) (LOC; U.S. Bank NA)	0.18	9/4/12	1,700,000	[h]	1,700,000
Trimble County, Lease Program Revenue (Kentucky
Association of Counties Leasing Trust) (LOC; U.S. Bank NA)	0.18	9/4/12	955,000	[h]	955,000
Massachusetts—.6%
Massachusetts, GO Notes (Consolidated Loan)	0.62	9/7/12	5,000,000	[h]	4,999,950
Massachusetts, GO Notes (Consolidated Loan)
(LOC; JPMorgan Chase Bank)	0.18	9/4/12	3,900,000	[h]	3,900,000
Massachusetts Health and Educational Facilities Authority,
Revenue (Children’s Hospital Issue) (LOC; JPMorgan Chase Bank)	0.18	9/4/12	3,000,000	[h]	3,000,000
Missouri—.7%
Missouri Development Finance Board, Cultural Facilities Revenue
(The Nelson Gallery Foundation) (SBPA; JPMorgan Chase Bank)	0.18	9/4/12	1,700,000	[h]	1,700,000
Missouri Development Finance Board, Cultural Facilities Revenue
(The Nelson Gallery Foundation) (SBPA; JP Morgan Chase Bank)	0.18	9/4/12	2,700,000	[h]	2,700,000
Missouri Health and Educational Facilities Authority,
Educational Facilities Revenue (Ranken Technology
College) (LOC; Northern Trust Company)	0.20	9/4/12	3,275,000	[h]	3,275,000
Missouri Health and Educational Facilities Authority,
Educational Facilities Revenue (The Washington
University) (Liquidity Facility; JPMorgan Chase Bank)	0.17	9/4/12	200,000	[h]	200,000
Missouri Health and Educational Facilities Authority,
Educational Facilities Revenue (The Washington
University) (Liquidity Facility; JPMorgan Chase Bank)	0.17	9/4/12	1,100,000	[h]	1,100,000
Missouri Health and Educational Facilities Authority,
Educational Facilities Revenue (The Washington
University) (SBPA; Wells Fargo Bank)	0.18	9/4/12	3,800,000	[h]	3,800,000
New Hampshire—.3%
New Hampshire Business Finance Authority, Revenue
(Littleton Regional Hospital Issue) (LOC; TD Bank)	0.21	9/4/12	2,400,000	[h]	2,400,000
New Hampshire Health and Education Facilities
Authority, Revenue (Dartmouth College Issue)
(Liquidity Facility; JPMorgan Chase Bank)	0.21	9/4/12	1,100,000	[h]	1,100,000

38

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Hampshire (continued)
New Hampshire Health and Education Facilities Authority,
Revenue (Wentworth-Douglass Hospital Issue) (LOC; TD Bank)	0.19	9/4/12	1,000,000	[h]	1,000,000
New York—.1%
New York State Dormitory Authority, Revenue
(Oxford University Press, Inc.) (LOC; Barclays Bank PLC)	0.17	9/4/12	2,110,000	[h]	2,110,000
Ohio—.2%
Ohio University, General Receipts Bonds
(Insured; Assured Guaranty Municipal Corp.)	2.00	9/7/12	2,660,000	[h]	2,660,000
Pennsylvania—.2%
Lancaster County Hospital Authority, Health Center Revenue
(Masonic Homes Project) (LOC; JPMorgan Chase Bank)	0.21	9/4/12	4,000,000	[h]	4,000,000
Total Short-Term Municipal Investments
(cost $46,535,000)					46,534,950

Total Investments (cost $1,613,477,913)			100.7%		1,747,756,070
Liabilities, Less Cash and Receivables			(.7%)		(12,166,733)
Net Assets			100.0%		1,735,589,337

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2012, this security was valued at $472,977 or 0.03% of net assets.
b Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
c Variable rate security—interest rate subject to periodic change.
[d] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
e Purchased on a delayed delivery basis.
f Security issued with a zero coupon. Income is recognized through the accretion of discount.
g Non-income producing—security in default.
[h] Variable rate demand note—rate shown is the interest rate in effect at August 31, 2012. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

The Funds 39

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipt Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	ROCS	Reset Options Certificates
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SONYMA	State of New York Mortgage Agency
SPEARS	Short Puttable Exempt Adjustable Receipts	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	15.8
AA		Aa		AA	45.1
A		A		A	29.4
BBB		Baa		BBB	6.2
B		B		B	.4
F1		MIG1/P1		SP1/A1	1.9
Not Rated[i]		Not Rated[i]		Not Rated[i]	1.2
					100.0

† Based on total investments.
i Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

40

STATEMENT OF FINANCIAL FUTURES

August 31, 2012

		Market Value		Unrealized
BNY Mellon National		Covered by		(Depreciation)
Intermediate Municipal Bond Fund	Contracts	Contracts ($)	Expiration	at 8/31/2012	($)
Financial Futures Short
U.S. Treasury 10 Year Notes	340	(45,464,375)	December 2012	(196,563)

See notes to financial statements.

The Funds 41

STATEMENT OF INVESTMENTS

August 31, 2012

BNY Mellon National Short-Term Municipal Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—93.6%	Rate (%)	Date	Amount ($)	Value ($)
Alabama—.4%
Alabama 21st Century Authority, Tobacco Settlement Revenue	4.00	6/1/16	1,000,000	1,104,370
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.50	2/15/16	1,370,000	1,370,096
Jefferson County, Sewer Revenue Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.25	2/1/13	3,000,000	3,029,730
Alaska—.6%
Alaska Industrial Development and Export
Authority, Revolving Fund Revenue	5.00	4/1/14	2,370,000	2,540,640
Valdez, Marine Terminal Revenue (BP Pipelines (Alaska) Inc. Project)	5.00	1/1/14	2,000,000	2,114,320
Valdez, Marine Terminal Revenue (BP Pipelines (Alaska) Inc. Project)	5.00	1/1/16	2,500,000	2,816,900
Arizona—3.6%
Arizona School Facilities Board, COP (Lease-to-Own-Agreement)	5.50	9/1/13	3,300,000	3,472,755
Arizona School Facilities Board, COP (Lease-to-Own-Agreement)
(Insured; National Public Finance Guarantee Corp.)	5.00	9/1/12	1,275,000	1,275,000
Arizona School Facilities Board, COP (Lease-to-Own-Agreement)
(Insured; National Public Finance Guarantee Corp.)	5.00	9/1/13	10,950,000	11,468,592
Arizona Transportation Board, Subordinated Highway Revenue	5.00	7/1/14	2,165,000	2,346,925
Arizona Transportation Board, Subordinated Highway Revenue	5.00	7/1/15	9,380,000	10,558,878
Arizona Transportation Board, Subordinated Highway Revenue	5.00	7/1/16	5,000,000	5,825,200
Arizona Transportation Board, Transportation Excise Tax
Revenue (Maricopa County Regional Area Road Fund)	5.00	7/1/16	2,300,000	2,682,444
Scottsdale, GO (Projects of 2000 and 2004)	5.00	7/1/13	3,000,000	3,119,970
University of Arizona Board of Regents, System Revenue	6.20	6/1/16	3,995,000	4,380,318
California—6.3%
California, GO (Economic Recovery) (Insured;
National Public Finance Guarantee Corp.)	5.25	7/1/14	6,820,000	7,432,095
California, GO (Various Purpose)	4.00	10/1/15	10,000,000	11,011,300
California, GO (Various Purpose)	5.00	9/1/16	10,000,000	11,636,400
California Health Facilities Financing Authority,
Revenue (Cedars-Sinai Medical Center)	5.00	8/15/15	1,000,000	1,120,810
California Health Facilities Financing Authority, Revenue
(Lucile Salter Packard Children’s Hospital at Stanford)	1.45	3/15/17	3,000,000	3,050,910
California Municipal Finance Authority, SWDR
(Waste Management, Inc. Project)	2.00	9/2/14	4,000,000	4,036,000
California Statewide Communities Development Authority,
MFHR (Clara Park / Cypress Sunrise/Wysong
Plaza Apartments) (Collateralized; GNMA)	4.55	1/20/16	770,000	805,304
California Statewide Communities Development Authority, PCR
(Southern California Edison Company) (Insured; XLCA)	4.10	4/1/13	1,000,000	1,021,180
California Statewide Communities Development
Authority, Revenue (Kaiser Permanente)	5.00	4/1/14	1,000,000	1,068,980
California Statewide Communities Development
Authority, Revenue (Kaiser Permanente)	5.00	5/1/17	3,500,000	4,058,460

42

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
California Statewide Communities Development Authority,
Revenue (Proposition 1A Receivables Program)	5.00	6/15/13	5,000,000		5,183,950
California Statewide Communities Development Authority,
Student Housing Revenue (University of California, Irvine East
Campus Apartments, Phase 1 Refunding—CHF—Irvine, L.L.C.)	4.00	5/15/13	600,000		612,930
California Statewide Communities Development Authority,
Student Housing Revenue (University of California, Irvine East
Campus Apartments, Phase 1 Refunding—CHF—Irvine, L.L.C.)	4.00	5/15/14	900,000		939,438
California Statewide Communities Development Authority,
Student Housing Revenue (University of California, Irvine East
Campus Apartments, Phase 1 Refunding—CHF—Irvine, L.L.C.)	4.00	5/15/15	1,150,000		1,221,829
California Statewide Communities Development Authority,
Student Housing Revenue (University of California, Irvine East
Campus Apartments, Phase 1 Refunding—CHF—Irvine, L.L.C.)	4.00	5/15/16	1,450,000		1,556,430
Irvine Reassessment District Number 12-1,
Limited Obligation Improvement Bonds	3.00	9/2/16	2,000,000		2,115,720
Los Angeles County Metropolitan
Transportation Authority, Proposition A
First Tier Senior Sales Tax Revenue	5.00	7/1/17	1,500,000	[a]	1,740,555
Los Angeles Unified School District, GO	4.00	7/1/16	4,000,000		4,502,440
Metropolitan Water District of
Southern California, Water Revenue	3.50	10/1/16	5,900,000		6,526,108
Sacramento County Sanitation Districts Financing Authority,
Revenue (Sacramento Regional County Sanitation
District) (Insured; AMBAC) (Prerefunded)	5.00	12/1/14	1,000,000	[b]	1,104,670
Southern California Public Power Authority,
Revenue (Mead-Phoenix Project)	5.00	7/1/17	5,260,000		6,306,687
Tuolumne Wind Project Authority,
Revenue (Tuolumne Company Project)	4.00	1/1/13	1,000,000		1,011,380
Colorado—1.2%
Colorado Health Facilities Authority,
Revenue (Catholic Health Initiatives)	5.00	11/12/13	5,000,000		5,274,750
Denver City and County, Airport System Revenue	4.00	11/15/14	1,310,000		1,405,001
Denver City and County, GO Medical Facilities Bonds	5.00	8/1/15	7,620,000		7,948,041
Connecticut—2.8%
Connecticut, GO (Economic Recovery)	5.00	1/1/14	10,010,000		10,632,021
Connecticut, GO (Economic Recovery)	5.00	1/1/16	8,425,000		9,647,973
Connecticut, Special Tax Obligation Revenue
(Transportation Infrastructure Purposes)	5.00	12/1/16	2,900,000		3,428,728
Connecticut Development Authority, PCR
(The Connecticut Light and Power Company Project)	1.25	9/3/13	2,600,000		2,617,550
Connecticut Health and Educational Facilities
Authority, Revenue (Yale University Issue)	2.50	2/12/15	5,000,000		5,248,700
New Haven, GO	4.00	11/1/15	3,000,000		3,271,650

The Funds 43

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Delaware—.3%
Delaware, GO	5.00	10/1/13	3,275,000	3,445,398
Florida—7.3%
Citizens Property Insurance Corporation,
High-Risk Account Senior Secured Revenue	5.00	6/1/13	10,000,000	10,343,000
Citizens Property Insurance Corporation, Personal Lines
Account/Commercial Lines Account Senior Secured Revenue	5.00	6/1/16	10,000,000	11,258,900
Florida Department of Environmental Protection, Florida Forever
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/13	6,100,000	6,341,316
Florida Department of Management Services, Florida Facilities
Pool Revenue (Insured; Assured Guaranty Municipal Corp.)	5.25	9/1/13	1,825,000	1,907,745
Florida Hurricane Catastrophe Fund Finance Corporation, Revenue	5.00	7/1/13	4,060,000	4,220,776
Florida Hurricane Catastrophe Fund Finance Corporation, Revenue	5.00	7/1/15	10,000,000	11,132,400
Florida State Board of Education, Lottery Revenue (Insured; AMBAC)	5.25	7/1/14	5,000,000	5,450,200
Florida State Board of Education,
Public Education Capital Outlay Bonds	5.00	6/1/16	10,000,000	11,646,100
Florida State Board of Education, Public Education Capital
Outlay Bonds (Insured; National Public Finance Guarantee Corp.)	5.25	6/1/13	3,000,000	3,113,970
Fort Pierce Utilities Authority, Utilities Revenue (Insured; AMBAC)	5.00	10/1/15	4,640,000	4,841,654
Jacksonville Electric Authority, Revenue
(Saint Johns River Power Park System)	5.00	10/1/16	5,000,000	5,869,500
Kissimmee Utility Authority, Electric System Revenue	4.00	10/1/14	1,250,000	1,333,063
Miami-Dade County, Double-Barreled Aviation GO	5.00	7/1/14	1,000,000	1,080,290
Orange County School Board, COP (Master Lease Purchase Agreement)	5.00	8/1/15	1,500,000	1,680,510
Orlando, Waste Water System Revenue
(Insured; National Public Finance Guarantee Corp.)	4.00	10/1/14	3,025,000	3,240,864
Palm Beach County School Board, COP (Master Lease Purchase
Agreement) (Insured; Assured Guaranty Municipal Corp.)	5.00	8/1/17	5,000,000	5,575,750
Georgia—1.9%
Atlanta, Water and Wastewater Revenue	5.00	11/1/15	5,000,000	5,654,800
Burke County Development Authority, PCR
(Georgia Power Company Plant Vogtle Project)	1.40	4/1/15	5,000,000	5,064,850
Fulton County, Water and Sewerage Revenue	5.00	1/1/16	1,550,000	1,772,797
Georgia, GO	4.00	7/1/13	5,000,000	5,159,600
Georgia, GO	5.00	7/1/15	5,000,000	5,654,150
Georgia Environmental Loan Acquisition Corporation,
Local Government Loan Securitization Revenue (Loan Pool)	2.40	3/15/16	625,000	647,862
Illinois—4.1%
Chicago, General Airport Senior Lien Revenue
(Chicago O’Hare International Airport)	5.00	1/1/17	4,000,000	4,569,800
Chicago, Second Lien Passenger Facility Charge Revenue
(Chicago O’Hare International Airport) (Insured; AMBAC)	5.50	1/1/14	500,000	503,375
Chicago, Second Lien Revenue
(Chicago Midway Airport) (Insured; AMBAC)	5.00	1/1/17	4,110,000	4,444,965

44

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Illinois (continued)
Chicago Board of Education, Unlimited Tax GO
(Dedicated Revenues) (Insured; AMBAC)	5.25	12/1/15	1,425,000	1,621,450
Chicago Board of Education, Unlimited Tax GO (Dedicated
Revenues) (Insured; National Public Finance Guarantee Corp.)	5.00	12/1/14	2,000,000	2,189,120
Chicago Park District, GO Limited Tax Bonds (Insured; AMBAC)	5.00	1/1/16	2,100,000	2,264,787
Chicago Transit Authority, Capital Grant Receipts
Revenue (Federal Transit Administration
Section 5307 Formula Funds) (Insured; AMBAC)	5.00	6/1/14	3,815,000	4,075,717
Illinois, GO	5.00	1/1/14	1,415,000	1,504,895
Illinois, GO	5.00	1/1/14	4,585,000	4,835,112
Illinois, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/16	7,500,000	8,390,475
Illinois Department of Employment Security,
Unemployment Insurance Fund Building Receipts Revenue	5.00	6/15/17	2,000,000	2,336,020
Illinois Finance Authority, SWDR (Waste Management, Inc. Project)	1.13	10/1/12	2,000,000	2,001,940
Kane, McHenry, Cook and DeKalb Counties Community
Unit School District Number 300, GO (Insured; XLCA)	5.00	12/1/17	3,145,000	3,501,832
Railsplitter Tobacco Settlement Authority,
Tobacco Settlement Revenue	5.00	6/1/15	8,330,000	9,126,848
Indiana—1.4%
Indiana Finance Authority, Second Lien Water
Utility Revenue (Citizens Energy Group Project)	3.00	10/1/14	2,000,000	2,087,880
Indiana Health Facility Financing Authority,
Revenue (Ascension Health Credit Group)	1.50	8/1/14	2,000,000	2,037,220
Indiana Health Facility Financing Authority,
Revenue (Ascension Health Credit Group)	1.60	2/1/17	2,500,000	2,533,050
Indiana Health Facility Financing Authority,
Revenue (Ascension Health Subordinate Credit Group)	1.70	9/1/14	1,500,000	1,534,815
Indiana Health Facility Financing Authority,
Revenue (Ascension Health Subordinate Credit Group)	5.00	7/28/16	2,000,000	2,304,280
Indiana Transportation Finance Authority,
Highway Revenue (Insured; FGIC) (Prerefunded)	5.25	6/1/14	1,000,000[b]	1,086,020
Whiting, Environmental Facilities Revenue
(BP Products North America, Inc.)	2.80	6/2/14	6,000,000	6,231,180
Iowa—.1%
Iowa Higher Education Loan Authority, Private College
Facility Revenue (Grinnell College Project)	4.00	12/1/13	1,000,000	1,046,920
Kentucky—1.1%
Kentucky Property and Buildings Commission, Revenue (Project
Number 82) (Insured; Assured Guaranty Municipal Corp.)	5.25	10/1/13	8,480,000	8,923,165
Louisville/Jefferson County Metro Government, PCR
(Louisville Gas and Electric Company Project)	1.65	4/3/17	4,210,000	4,296,979
Louisiana—1.0%
Louisiana, GO	0.97	7/15/14	4,765,000[c]	4,776,674

The Funds 45

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Louisiana (continued)
Louisiana Offshore Terminal Authority,
Deepwater Port Revenue (LOOP LLC Project)	1.88	10/1/13	2,000,000	2,016,540
Louisiana Public Facilities Authority, Revenue (Loyola University
Project) (Insured; National Public Finance Guarantee Corp.)	5.25	10/1/16	5,000,000	5,825,200
Maryland—.9%
Anne Arundel County, Consolidated General Improvements GO	4.00	4/1/14	4,000,000	4,235,880
Maryland, GO (State and Local Facilities
Loan—Capital Improvement Bonds)	5.00	7/15/13	5,000,000	5,211,300
Maryland Health and Higher Educational Facilities
Authority, Revenue (The Johns Hopkins Health
System Obligated Group Issue)	1.32	11/15/16	2,245,000[c]	2,265,160
Massachusetts—3.7%
Massachusetts, GO (Consolidated Loan)	5.25	8/1/13	1,500,000	1,569,690
Massachusetts, GO (Consolidated Loan)	5.00	8/1/14	5,000,000	5,446,450
Massachusetts, GO (Consolidated Loan) (Insured; FGIC)	5.50	11/1/13	1,700,000	1,804,839
Massachusetts Bay Transportation Authority, Assessment Revenue	4.00	7/1/13	1,250,000	1,289,475
Massachusetts Bay Transportation Authority,
Assessment Revenue (Prerefunded)	5.00	7/1/14	12,705,000[b]	13,801,950
Massachusetts Development Finance Agency, Recovery Zone
Facility Revenue (Dominion Energy Brayton Point Issue)	2.25	9/1/16	5,000,000	5,124,450
Massachusetts Development Finance Agency,
Revenue (Brandeis University Issue)	3.00	10/1/12	1,375,000	1,378,176
Massachusetts Development Finance Agency,
Revenue (Brandeis University Issue)	3.00	10/1/13	1,140,000	1,171,909
Massachusetts Development Finance Agency,
Revenue (UMass Memorial Issue)	4.00	7/1/14	4,525,000	4,694,914
Massachusetts Health and Educational Facilities
Authority, Revenue (Amherst College Issue)	1.00	11/1/14	1,875,000	1,899,112
Massachusetts Health and Educational Facilities
Authority, Revenue (Amherst College Issue)	1.70	11/1/16	3,000,000	3,089,820
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/13	1,350,000	1,402,353
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/14	1,600,000	1,731,376
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	6.13	10/1/14	1,000,000	1,090,930
Michigan—2.8%
Detroit School District, School Building and
Site Improvement Bonds (GO— Unlimited Tax)	5.00	5/1/16	1,490,000	1,683,998
Michigan Finance Authority, Unemployment
Obligation Assessment Revenue	5.00	7/1/17	10,000,000	12,000,400
Michigan Hospital Finance Authority, HR
(Oakwood Obligated Group) (Prerefunded)	5.50	11/1/13	10,000,000[b]	10,604,900
Michigan Hospital Finance Authority, Project Revenue
(Ascension Health Senior Credit Group)	1.50	3/1/17	10,000,000	10,088,000

46

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Minnesota—1.9%
Minnesota, GO	5.00	8/1/16	5,200,000	6,109,740
Minnesota, GO (State Trunk Highway Bonds)	4.00	8/1/13	1,310,000	1,355,653
Minnesota, GO (Various Purpose)	4.00	8/1/13	11,500,000	11,900,775
Minnesota, GO (Various Purpose)	5.00	8/1/15	4,000,000	4,535,120
Mississippi—.1%
Mississippi Business Finance Corporation,
Revenue (Mississippi Power Company Project)	2.25	1/15/13	1,150,000	1,156,923
Missouri—.1%
Saint Louis, Airport Revenue (Lambert-Saint Louis International
Airport) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/13	1,800,000	1,857,366
Nebraska—.7%
Lincoln, GO	4.00	12/1/15	2,035,000	2,269,412
Nebraska Public Power District, General Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/13	1,300,000	1,320,358
University of Nebraska Facilities Corporation,
Deferred Maintenance Bonds (Insured; AMBAC)	5.00	7/15/13	5,125,000	5,338,405
Nevada—3.5%
Clark County, Limited Tax GO Public Safety Bonds
(Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/14	1,000,000	1,058,960
Clark County, Passenger Facility Charge Revenue
(Las Vegas-McCarran International Airport)	5.00	7/1/14	2,500,000	2,685,450
Clark County School District, Limited Tax GO
(Insured; National Public Finance Guarantee Corp.)	5.00	6/15/14	6,745,000	7,297,820
Clark County School District, Limited Tax GO
(Insured; National Public Finance Guarantee Corp.)	5.00	6/15/15	6,800,000	7,630,824
Clark County School District, Limited Tax GO
(Insured; National Public Finance Guarantee Corp.)	5.25	6/15/15	4,075,000	4,601,042
Las Vegas Convention and Visitors
Authority, Revenue (Insured; AMBAC)	5.00	7/1/16	3,500,000	3,895,815
Las Vegas Valley Water District, GO
(Additionally Secured by Pledged Revenues)	5.00	2/1/13	1,000,000	1,019,550
Las Vegas Valley Water District, GO
(Additionally Secured by Pledged Revenues)	5.00	6/1/17	13,640,000	15,257,568
Las Vegas Valley Water District, GO (Additionally Secured by
Southern Nevada Water Authority Pledged Revenues)	5.00	6/1/14	450,000	485,698
New Hampshire—1.7%
Manchester, School Facilities Revenue (Insured;
National Public Finance Guarantee Corp.) (Prerefunded)	5.50	6/1/13	4,465,000[b]	4,641,367
New Hampshire, Turnpike System Revenue	4.00	10/1/14	5,315,000	5,697,999
New Hampshire, Turnpike System Revenue	5.00	10/1/15	5,565,000	6,297,799
New Hampshire, Turnpike System Revenue	5.00	2/1/17	3,000,000[a]	3,463,410
Portsmouth, GO (Prerefunded)	5.00	9/15/12	1,000,000[b]	1,011,880
New Jersey—3.6%
New Jersey, GO	5.00	8/15/15	10,000,000	11,322,400

The Funds 47

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New Jersey (continued)
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.38	6/15/14	2,935,000	3,201,028
New Jersey Economic Development Authority,
Cigarette Tax Revenue (Insured; FGIC)	5.00	6/15/13	5,000,000	5,185,800
New Jersey Economic Development Authority, Exempt Facilities
Revenue (Waste Management of New Jersey, Inc. Project)	2.20	11/1/13	2,000,000	2,034,560
New Jersey Economic Development Authority,
School Facilities Construction Revenue (Insured; AMBAC)	5.00	9/1/17	5,000,000	5,627,300
New Jersey Educational Facilities Authority,
Revenue (Princeton University)	5.00	7/1/14	2,185,000	2,376,625
New Jersey Sports and Exposition Authority, State Contract Bonds	5.00	9/1/16	1,665,000	1,897,517
New Jersey Transportation Trust Fund
Authority (Transportation System)	5.00	6/15/15	1,800,000	2,008,224
New Jersey Transportation Trust Fund
Authority (Transportation System)	5.00	6/15/16	2,000,000	2,305,480
New Jersey Transportation Trust Fund Authority (Transportation
System) (Insured; Assured Guaranty Municipal Corp.)	5.75	12/15/14	2,820,000	3,146,048
New Jersey Transportation Trust Fund Authority
(Transportation System) (Insured; National
Public Finance Guarantee Corp.) (Prerefunded)	5.25	6/15/15	5,000,000[b]	5,680,100
New Mexico—1.5%
New Mexico Educational Assistance
Foundation, Education Loan Revenue	1.17	12/1/20	3,730,000[c]	3,706,762
New Mexico Finance Authority,
State Transportation Senior Lien Revenue	5.00	6/15/13	4,940,000	5,127,572
New Mexico Finance Authority, State Transportation Senior Lien
Revenue (Insured; National Public Finance Guarantee Corp.)	5.25	6/15/16	4,790,000	5,195,474
New Mexico Finance Authority, State Transportation
Subordinate Lien Revenue (Insured; AMBAC)	5.00	6/15/13	1,000,000	1,036,990
New Mexico Finance Authority, Subordinate Lien Public
Project Revolving Fund Revenue (Insured;
National Public Finance Guarantee Corp.)	5.25	6/15/18	2,605,000	3,096,121
New York—11.2%
Long Island Power Authority, Electric System General Revenue	5.00	5/1/15	5,400,000	6,014,142
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/13	11,125,000	11,698,827
Nassau County, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/16	4,595,000	5,291,051
New York City, GO	5.00	8/15/13	5,000,000	5,228,150
New York City, GO	5.00	8/1/14	4,000,000	4,355,400
New York City, GO	5.00	8/1/15	1,000,000	1,129,980
New York City, GO	5.25	8/1/16	4,670,000	5,098,986
New York City Transitional Finance
Authority, Future Tax Secured Revenue	5.00	11/1/14	10,000,000	10,994,800
New York City Transitional Finance Authority,
Future Tax Secured Revenue (Insured;
National Public Finance Guarantee Corp.)	5.50	11/1/14	3,910,000	3,944,252

48

BNY Mellon National Short-Term Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
New York State, GO	3.00	2/1/14	10,000,000		10,404,600
New York State, GO	5.00	2/15/15	4,320,000		4,823,496
New York State Dormitory Authority, LR (State University
Dormitory Facilities Issue) (Insured; XLCA)	5.25	7/1/13	1,000,000		1,040,780
New York State Dormitory Authority, Revenue
(Mental Health Services Facilities Improvement)	5.00	8/15/15	5,000		5,681
New York State Dormitory Authority, Revenue
(Mental Health Services Facilities Improvement)	5.00	8/15/15	995,000		1,123,126
New York State Dormitory Authority, Revenue
(School Districts Revenue Financing Program)
(Insured; National Public Finance Guarantee Corp.)	5.75	10/1/17	2,500,000		2,510,125
New York State Dormitory Authority,
State Personal Income Tax Revenue (Education)	5.00	3/15/14	4,075,000		4,367,707
New York State Dormitory Authority, State Personal
Income Tax Revenue (General Purpose)	5.00	8/15/15	11,380,000		12,882,274
New York State Dormitory Authority, State Personal
Income Tax Revenue (General Purpose)	5.00	3/15/17	3,600,000		4,263,984
New York State Dormitory Authority, Third General Resolution
Revenue (State University Educational Facilities Issue)	4.00	5/15/17	4,825,000		5,498,474
New York State Municipal Bond Bank Agency,
Special School Purpose Revenue (Prior Year Claims)	5.50	6/1/13	5,000,000		5,189,400
New York State Thruway Authority,
Second General Highway and Bridge Trust
Fund Bonds (Insured; AMBAC) (Prerefunded)	5.00	4/1/14	1,475,000	[b]	1,584,784
New York State Urban Development Corporation,
Correctional Capital Facilities Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.25	1/1/14	735,000		759,549
New York State Urban Development
Corporation, Service Contract Revenue	5.00	1/1/14	1,000,000		1,061,450
New York State Urban Development
Corporation, Service Contract Revenue	5.00	1/1/15	5,610,000		6,195,572
Port Authority of New York and New Jersey
(Consolidated Bonds, 139th Series) (Insured;
National Public Finance Guarantee Corp. )	5.00	10/1/16	5,000,000		5,571,800
Tobacco Settlement Financing Corporation of
New York, Asset-Backed Revenue Bonds
(State Contingency Contract Secured)	5.00	6/1/14	3,000,000		3,230,310
Triborough Bridge and Tunnel Authority,
General Revenue (MTA Bridges and Tunnels)	4.00	11/15/16	2,500,000		2,833,850
Triborough Bridge and Tunnel Authority,
General Revenue (MTA Bridges and Tunnels)	5.00	11/15/16	1,900,000		2,236,509
Triborough Bridge and Tunnel Authority,
General Revenue (MTA Bridges and Tunnels)	4.00	11/15/17	3,500,000		4,031,265
Triborough Bridge and Tunnel Authority,
General Revenue (MTA Bridges and Tunnels)	5.00	11/15/17	3,325,000		4,011,081

The Funds 49

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
Westchester County, GO	3.00	6/1/13	1,350,000	1,379,079
North Carolina—2.2%
Brunswick County, GO	5.00	5/1/13	2,445,000	2,523,436
Charlotte, Water and Sewer System Revenue	3.00	12/1/14	1,250,000	1,323,937
Forsyth County, GO	3.00	7/1/13	1,495,000	1,530,536
North Carolina, Public Improvement GO	5.00	3/1/16	10,000,000	11,130,400
Wake County, GO	4.00	2/1/15	10,560,000	11,489,914
Ohio—2.6%
Cleveland, GO (Various Purpose) (Insured; AMBAC)	5.25	10/1/14	5,050,000	5,513,337
Cleveland, Water Revenue	5.00	1/1/16	3,000,000	3,435,480
Ohio, Common Schools GO Bonds	5.00	9/15/16	5,780,000	6,797,338
Ohio, GO Highway Capital Improvements Bonds (Full Faith and
Credit/Highway User Receipts) (Buckeye Savers Bond Program)	5.00	5/1/16	4,650,000	5,397,860
Ohio, Mental Health Capital Facilities Bonds
(Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/13	2,230,000	2,307,381
Ohio Building Authority, State Facilities Revenue
(Administrative Building Fund Projects) (Insured;
National Public Finance Guarantee Corp.)	5.00	10/1/16	3,585,000	4,191,044
Ohio Water Development Authority, Solid Waste
Revenue (Waste Management, Inc. Project)	1.75	6/1/13	2,500,000	2,526,575
Ohio Water Development Authority, Water Development
Revenue (Fresh Water Improvement Series)	5.00	6/1/13	2,060,000	2,134,881
Oklahoma—.7%
Oklahoma Building Bonds Commission, GO (Insured;
National Public Finance Guarantee Corp.) (Prerefunded)	5.00	7/15/13	5,460,000[b]	5,743,756
Oklahoma Capitol Improvement Authority,
State Highway Capital Improvement Revenue	4.00	10/1/16	2,960,000	3,363,418
Oregon—.4%
Oregon Department of Transportation,
Highway User Tax Revenue (Prerefunded)	5.25	11/15/14	4,375,000[b]	4,848,113
Pennsylvania—5.3%
Allegheny County Airport Authority, Airport
Revenue (Pittsburgh International Airport)	5.00	1/1/13	1,400,000	1,417,206
Allegheny County Hospital Development Authority,
Revenue (University of Pittsburgh Medical Center)	5.00	6/15/13	1,000,000	1,035,390
Allegheny County Hospital Development Authority,
Revenue (University of Pittsburgh Medical Center)	5.00	5/15/14	2,875,000	3,085,622
Berks County Municipal Authority, Revenue
(The Reading Hospital and Medical Center Project)	5.00	11/1/13	3,035,000	3,189,087
Delaware County Industrial Development
Authority, PCR (PECO Energy Company Project)	4.00	12/1/12	8,490,000	8,557,326
Jim Thorpe Area School District, GO (Insured;
National Public Finance Guarantee Corp.)	5.30	3/15/16	1,000,000	1,068,820

50

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Monroeville Finance Authority, Revenue
(University of Pittsburgh Medical Center)	4.00	2/15/16	1,000,000	1,105,160
Pennsylvania, GO	5.00	7/15/14	6,740,000	7,329,750
Pennsylvania, GO	5.00	9/1/16	5,000,000	5,453,700
Pennsylvania, GO	5.00	5/1/17	14,000,000	16,729,860
Pennsylvania, GO (Insured; National Public
Finance Guarantee Corp.) (Prerefunded)	4.00	2/1/14	5,000,000[b]	5,266,150
Philadelphia, Airport Revenue	5.00	6/15/15	1,000,000	1,093,100
Philadelphia, Water and Wastewater Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	8/1/17	3,690,000	4,359,218
State Public School Building Authority, College Revenue
(Northampton County Area Community College Project)	4.00	3/1/14	2,165,000	2,259,611
State Public School Building Authority, School
Revenue (Chester Upland School District Project)
(Insured; Assured Guaranty Municipal Corp.)	4.00	9/15/14	1,810,000	1,918,401
Swarthmore Borough Authority, Revenue (Swarthmore College)	5.00	9/15/13	1,500,000	1,570,560
South Carolina—.3%
Piedmont Municipal Power Agency, Electric Revenue	5.00	1/1/15	2,000,000	2,187,180
South Carolina Jobs-Economic Development Authority, EDR
(Waste Management of South Carolina, Inc. Project)	2.88	2/1/15	2,100,000	2,152,185
Tennessee—.9%
Metropolitan Government of Nashville and
Davidson County, GO Improvement Bonds	5.00	7/1/16	5,750,000	6,722,785
Metropolitan Government of Nashville and Davidson
County, Subordinate Lien Water and Sewer Revenue	5.00	7/1/16	1,250,000	1,453,200
Tennessee, GO	5.00	8/1/16	3,100,000	3,643,678
Texas—6.0%
Austin, Water and Wastewater System Revenue	4.00	11/15/13	1,500,000	1,567,995
Cypress-Fairbanks Independent School District,
Unlimited Tax Schoolhouse Bonds
(Permanent School Fund Guarantee Program)	5.00	2/15/13	1,550,000	1,584,177
Dallas and Fort Worth, Joint Revenue
(Dallas/Fort Worth International Airport)	4.00	11/1/12	2,220,000	2,233,764
Frisco Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	5.00	8/15/15	1,000,000	1,134,540
Gulf Coast Waste Disposal Authority, Environmental
Facilities Revenue (BP Products North America, Inc. Project)	2.30	9/3/13	4,000,000	4,072,800
Harris County, Toll Road Senior Lien Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	8/15/16	1,500,000	1,634,115
Harris County Cultural Education Facilities Finance
Corporation, Revenue (The Methodist Hospital System)	5.25	12/1/12	1,800,000	1,822,500
Houston Convention and Entertainment Facilities
Department, Hotel Occupancy Tax and Special Revenue	4.88	9/1/17	5,000,000	5,662,150

The Funds 51

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Texas (continued)
Katy Independent School District, Unlimited Tax Bonds
(Permament School Fund Guarantee Program)	1.60	8/15/17	2,000,000	2,003,840
Katy Independent School District, Unlimited Tax Bonds
(Permament School Fund Guarantee Program)	5.00	8/15/17	4,000,000	4,726,400
Lower Colorado River Authority, Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.88	5/15/15	5,000	5,022
Lower Colorado River Authority, Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.88	5/15/15	1,070,000	1,074,719
North Central Texas Health Facilities Development
Corporation, HR (Children’s Medical Center of Dallas Project)	5.00	8/15/17	1,000,000	1,183,030
North Texas Tollway Authority, First Tier System Revenue	5.00	1/1/13	2,050,000	2,081,263
Plano, GO	5.25	9/1/14	1,225,000	1,346,104
Richardson Independent School District, Unlimited
Tax Bonds (Permanent School Fund Guarantee Program)	4.00	2/15/15	1,000,000	1,088,520
Sam Rayburn Municipal Power Agency,
Power Supply System Revenue	5.00	10/1/16	2,320,000	2,653,314
San Antonio, Water System Revenue	5.00	5/15/17	2,160,000	2,581,762
Texas A&M University System Board of
Regents, Financing System Revenue	5.00	5/15/13	1,375,000	1,421,558
Texas Municipal Gas Acquisition and Supply
Corporation I, Gas Supply Revenue	5.00	12/15/13	720,000	753,214
Texas Municipal Power Agency, Revenue
(Insured; National Public Finance Guarantee Corp.)	0.00	9/1/14	5,000,000[d]	4,916,400
Texas Public Finance Authority, GO	5.00	10/1/14	2,000,000	2,196,180
Texas Public Finance Authority, Unemployment
Compensation Obligation Assessment Revenue	5.00	7/1/15	6,000,000	6,770,400
Trinity River Authority,
Regional Wastewater System Revenue	5.00	8/1/15	3,280,000	3,705,613
Trinity River Authority, Regional Wastewater System
Revenue (Insured; National Public Finance Guarantee Corp.)	5.38	8/1/15	8,865,000	9,257,720
University of Texas System Board of Regents,
Financing System Revenue	5.00	8/15/13	6,485,000	6,783,634
Utah—.8%
Timpanogos Special Service District, Sewer Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/14	1,775,000	1,914,249
Utah, GO	4.00	7/1/13	8,000,000	8,258,080
Virginia—3.5%
Portsmouth, GO	4.00	1/15/15	2,750,000	2,836,680
Richmond, GO Public Improvement (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	5.25	7/15/13	6,040,000[b]	6,306,908
Roanoke Economic Development Authority,
HR (Carilion Clinic Obligated Group)	5.00	7/1/15	2,000,000	2,237,540
Tobacco Settlement Financing Corporation of Virginia,
Tobacco Settlement Asset-Backed Bonds (Prerefunded)	5.63	6/1/15	12,500,000[b]	14,275,125

52

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Virginia (continued)
Virginia College Building Authority, Educational Facilities
Revenue (21st Century College and Equipment Programs)	5.00	2/1/14	2,610,000	2,783,669
Virginia College Building Authority, Educational Facilities
Revenue (Public Higher Education Financing Program)	5.00	9/1/16	5,000,000	5,870,600
Virginia Commonwealth Transportation Board,
Federal Transportation Grant Anticipation Revenue Notes	5.00	9/15/16	1,000,000	1,172,080
Virginia Commonwealth Transportation Board,
Federal Transportation Grant Anticipation Revenue Notes	5.00	3/15/17	2,500,000	2,964,275
Virginia Public Building Authority, Public Facilities Revenue	5.00	8/1/15	5,000,000	5,650,350
Washington—2.5%
Energy Northwest, Electric Revenue (Project 3)	5.00	7/1/16	2,255,000	2,636,501
Energy Northwest, Electric Revenue (Project 3)	5.00	7/1/17	5,000,000	6,005,450
Energy Northwest, Electric Revenue (Project 3)	5.00	7/1/18	12,445,000	14,394,758
Energy Northwest, Electric Revenue (Project One)	5.25	7/1/16	2,500,000	2,946,650
King County, Limited Tax GO (Baseball Stadium)	5.50	12/1/12	310,000	314,132
King County, Limited Tax GO (Payable From Sewer Revenues)	5.00	1/1/14	1,000,000	1,062,980
Washington GO (Various Purpose) (Insured; AMBAC)	5.00	1/1/14	3,810,000	4,049,954
Wisconsin—.3%
Wisconsin, Petroleum Inspection Fee Revenue	5.00	7/1/13	3,500,000	3,634,540
U.S. Related—4.3%
Puerto Rico Commonwealth, Public Improvement GO	5.00	7/1/13	2,140,000	2,209,036
Puerto Rico Commonwealth, Public Improvement GO	5.50	7/1/13	1,335,000	1,383,581
Puerto Rico Commonwealth, Public Improvement GO	5.50	7/1/13	5,000,000	5,181,950
Puerto Rico Commonwealth, Public Improvement GO	5.50	7/1/17	1,905,000	2,131,447
Puerto Rico Government Development Bank, GO
(Insured; National Public Finance Guarantee Corp.)	4.75	12/1/15	6,145,000	6,262,615
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/13	3,530,000	3,694,145
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/14	4,275,000	4,565,016
Puerto Rico Highways and Transportation
Authority, Transportation Revenue	5.00	7/1/17	5,385,000	5,767,820
Puerto Rico Highways and Transportation
Authority, Transportation Revenue (Insured; FGIC)	5.25	7/1/14	465,000	482,368
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Insured; FGIC) (Prerefunded)	5.25	7/1/13	1,785,000[b]	1,859,631
Puerto Rico Infrastructure Financing Authority,
Revenue (Ports Authority Project) (LOC;
Government Development Bank for Puerto Rico)	2.75	6/17/13	10,000,000	10,029,900
Puerto Rico Public Buildings Authority,
Government Facilities Revenue (Insured; XLCA)	5.25	7/1/13	4,530,000	4,683,929
University of Puerto Rico, University System Revenue	5.00	6/1/13	2,315,000	2,378,014
University of Puerto Rico, University System Revenue	5.00	6/1/14	2,930,000	3,078,463
Total Long-Term Municipal Investments
(cost $1,147,630,903)				1,165,466,948

The Funds 53

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments—6.8%	Rate (%)	Date	Amount ($)		Value ($)
Colorado—.0%
Colorado Health Facilities Authority, HR, Refunding (North
Colorado Medical Center, Inc. Project) (LOC; Wells Fargo Bank)	0.21	9/4/12	505,000	[e]	505,000
Florida—.9%
Lakeland, Energy System Revenue, Refunding	0.92	9/7/12	8,500,000	[e]	8,501,105
Orange County School Board, COP (Master Lease
Purchase Agreement) (LOC; Wells Fargo Bank)	0.21	9/4/12	3,130,000	[e]	3,130,000
Illinois—.5%
Illinois Finance Authority, Revenue (The University of
Chicago Medical Center) (LOC; Wells Fargo Bank)	0.18	9/4/12	6,750,000	[e]	6,750,000
Iowa—.5%
Hills, Health Facilities Revenue (Mercy Hospital
Project) (LOC; U.S. Bank NA)	0.21	9/4/12	1,000,000	[e]	1,000,000
Iowa Finance Authority, Health Facilities Revenue (Great River
Medical Center Project) (LOC; JPMorgan Chase Bank)	0.20	9/4/12	5,300,000	[e]	5,300,000
Kentucky—.3%
Breckinridge County, Lease Program Revenue (Kentucky
Association of Counties Leasing Trust) (LOC; U.S. Bank NA)	0.18	9/4/12	1,160,000	[e]	1,160,000
Shelby County, Lease Program Revenue (Kentucky
Association of Counties Leasing Trust) (LOC; U.S. Bank NA)	0.18	9/4/12	1,300,000	[e]	1,300,000
Trimble County, Lease Program Revenue (Kentucky
Association of Counties Leasing Trust) (LOC; U.S. Bank NA)	0.18	9/4/12	1,100,000	[e]	1,100,000
Louisiana—.1%
Louisiana Public Facilities Authority, Revenue
(Dynamic Fuels, LLC Project) (LOC; JPMorgan Chase Bank)	0.20	9/4/12	1,500,000	[e]	1,500,000
Massachusetts—.7%
Massachusetts, GO Notes (Consolidated Loan)
(LOC; JPMorgan Chase Bank)	0.18	9/4/12	3,200,000	[e]	3,200,000
Massachusetts, GO Notes, Refunding	0.70	9/7/12	3,700,000	[e]	3,701,665
Massachusetts Water Resources Authority, Subordinated
General Revenue, Refunding (LOC; Landesbank
Hessen-Thuringen Girozentrale)	0.20	9/4/12	2,000,000	[e]	2,000,000
Missouri—1.1%
Missouri Development Finance Board, Cultural Facilities Revenue
(The Nelson Gallery Foundation) (SBPA; JP Morgan Chase Bank)	0.18	9/4/12	2,000,000	[e]	2,000,000
Missouri Development Finance Board, Infrastructure
Facilities Revenue (Saint Louis Convention Center
Hotel Garage Project) (LOC; U.S. Bank NA)	0.21	9/4/12	4,500,000	[e]	4,500,000
Missouri Health and Educational Facilities Authority,
Educational Facilities Revenue (The Washington
University) (Liquidity Facility; JPMorgan Chase Bank)	0.18	9/4/12	6,200,000	[e]	6,200,000

54

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Hampshire—.4%
New Hampshire Health and Education Facilities Authority,
Revenue (Wentworth-Douglass Hospital Issue) (LOC; TD Bank)	0.19	9/4/12	4,900,000	[e]	4,900,000
New York—.4%
New York City, GO Notes (LOC; Fortis Bank)	0.19	9/4/12	600,000	[e]	600,000
New York City, GO Notes (LOC; State Street Bank and Trust Co.)	0.18	9/4/12	3,000,000	[e]	3,000,000
New York City Municipal Water Finance Authority,
Water and Sewer System Second General Resolution
Revenue (Liquidity Facility; Fortis Bank)	0.19	9/4/12	800,000	[e]	800,000
Ohio—.5%
Cleveland-Cuyahoga County Port Authority, Educational Facility
Revenue (Laurel School Project) (LOC; JPMorgan Chase Bank)	0.20	9/4/12	6,650,000	[e]	6,650,000
Pennsylvania—1.1%
Lancaster County Hospital Authority, Health Center Revenue
(Masonic Homes Project) (LOC; JPMorgan Chase Bank)	0.21	9/4/12	2,600,000	[e]	2,600,000
Pennsylvania Turnpike Commission, Turnpike Revenue	0.79	9/7/12	10,000,000	[e]	10,005,200
Texas—.1%
Gulf Coast Waste Disposal Authority, PCR,
Refunding (Exxon Mobil Corporation Project)	0.19	9/4/12	1,100,000	[e]	1,100,000
Vermont—.0%
Vermont Educational and Health Buildings Financing Agency,
Revenue (Brattleboro Memorial Hospital Project) (LOC; TD Bank)	0.21	9/4/12	300,000	[e]	300,000
Washington—.2%
Washington Housing Finance Commission, Nonprofit
Revenue (Local 82—J.A.T.C. Educational Development
Trust Project) (LOC; U.S. Bank NA)	0.19	9/4/12	2,475,000	[e]	2,475,000
Total Short-Term Municipal Investments
(cost $84,270,000)					84,277,970

Total Investments (cost $1,231,900,903)			100.4%		1,249,744,918
Liabilities, Less Cash and Receivables			(.4%)		(4,606,188)
Net Assets			100.0%		1,245,138,730

a Purchased on a delayed delivery basis.
b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
c Variable rate security—interest rate subject to periodic change.
[d] Security issued with a zero coupon. Income is recognized through the accretion of discount.
e Variable rate demand note—rate shown is the interest rate in effect at August 31, 2012. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

The Funds 55

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipt Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	ROCS	Reset Options Certificates
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SONYMA	State of New York Mortgage Agency
SPEARS	Short Puttable Exempt Adjustable Receipts	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	21.7
AA		Aa		AA	44.8
A		A		A	23.0
BBB		Baa		BBB	6.2
F1		MIG1/P1		SP1/A1	4.2
Not Rated[f]		Not Rated[f]		Not Rated[f]	.1
					100.0

† Based on total investments.
f Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

56

STATEMENT OF INVESTMENTS

August 31, 2012

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.6%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—1.5%
Jefferson County, Limited Obligation School Warrants	5.25	1/1/15	2,500,000		2,507,925
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.50	1/1/21	3,500,000		3,511,760
Arizona—.3%
University Medical Center Corporation, HR	5.25	7/1/15	1,160,000		1,240,423
California—5.0%
Agua Caliente Band, Cahuilla Indians Revenue	6.00	7/1/18	1,500,000	[a]	1,476,510
Alameda Corridor Transportation Authority,
Revenue (Insured; AMBAC)	0/5.25	10/1/21	2,000,000	[b]	2,164,680
California, GO	5.50	6/1/20	45,000		45,178
California, GO	5.50	11/1/33	6,200,000		6,479,558
California, GO (Various Purpose)	6.50	4/1/33	1,000,000		1,247,930
California County Tobacco Securitization Agency,
Tobacco Settlement Asset-Backed Bonds
(Los Angeles County Securitization Corporation)	5.25	6/1/21	1,120,000		1,052,968
Foothill/Eastern Transportation Corridor Agency, Toll Road
Revenue (Insured; National Public Finance Guarantee Corp.)	5.88	1/15/27	6,000,000		6,230,220
Golden State Tobacco Securitization Corporation, Enhanced
Tobacco Settlement Asset-Backed Bonds (Insured; AMBAC)	5.00	6/1/21	2,000,000		2,002,540
Colorado—1.4%
Northwest Parkway Public Highway Authority,
Revenue (Insured; AMBAC) (Prerefunded)	5.70	6/15/16	5,000,000	[c]	5,959,400
Florida—1.2%
Lake County School Board, COP (Master Lease Purchase Agreement)	5.00	6/1/27	1,620,000		1,840,255
Miami-Dade County School Board, COP (Master Lease Purchase
Agreement) (Insured; National Public Finance Guarantee Corp.)	5.00	5/1/25	3,000,000		3,284,250
Illinois—.3%
Illinois, GO (Insured; National Public Finance Guarantee Corp.)	5.50	8/1/17	1,000,000		1,176,790
Massachusetts—.1%
Massachusetts Housing Finance Agency, Housing Revenue	5.13	12/1/34	350,000		355,278
Michigan—.6%
Detroit City School District, School Buildings and
Site Improvement Bonds (Insured; FGIC)	5.25	5/1/17	2,000,000		2,325,480
New York—1.5%
New York State Dormitory Authority,
State Personal Income Tax Revenue (General Purpose)	5.00	12/15/30	5,000,000		6,039,350
Ohio—.8%
Ohio, HR (Cleveland Clinic Health System Obligated Group)	5.00	1/1/25	3,000,000		3,462,090
Pennsylvania—77.1%
Allegheny County Airport Authority, Airport Revenue
(Pittsburgh International Airport) (Insured;
Assured Guaranty Municipal Corp.)	5.00	1/1/17	1,000,000		1,129,450

The Funds 57

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Allegheny County Hospital Development Authority,
Revenue (University of Pittsburgh Medical Center)	5.00	6/15/14	5,000,000	5,383,250
Allegheny County Hospital Development Authority,
Revenue (University of Pittsburgh Medical Center)	5.00	10/15/22	1,250,000	1,515,450
Allegheny County Port Authority, Special Transportation Revenue	5.25	3/1/24	5,000,000	5,936,700
Allegheny County Sanitary Authority, Sewer Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	12/1/18	2,560,000	2,848,998
Allegheny County Sanitary Authority, Sewer Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	12/1/21	4,815,000	5,339,113
Allentown School District, GO	5.00	2/15/22	5,875,000	6,704,609
Beaver County Hospital Authority, Revenue
(Heritage Valley Health System, Inc.)	5.00	5/15/23	1,370,000	1,595,954
Beaver County Hospital Authority, Revenue
(Heritage Valley Health System, Inc.)	5.00	5/15/25	1,250,000	1,435,588
Berks County Municipal Authority, Revenue
(The Reading Hospital and Medical Center Project)	5.00	11/1/19	2,000,000	2,380,320
Bucks County, GO	5.00	6/1/23	1,955,000	2,462,283
Central Bucks School District, GO (Prerefunded)	5.00	5/15/18	5,000,000[c]	6,163,550
Central Dauphin School District, GO (Insured; National
Public Finance Guarantee Corp.) (Prerefunded)	6.75	2/1/16	5,000,000[c]	6,073,100
Central Dauphin School District, GO (Insured; National
Public Finance Guarantee Corp.) (Prerefunded)	7.00	2/1/16	1,630,000[c]	1,993,017
Central Dauphin School District, GO (Insured; National
Public Finance Guarantee Corp.) (Prerefunded)	7.50	2/1/16	3,100,000[c]	3,840,528
Chester County, GO	5.00	8/15/18	4,545,000	5,100,035
Chester County, GO	5.00	7/15/25	3,060,000	3,648,591
Chester County, GO (Prerefunded)	5.00	7/15/19	1,940,000[c]	2,438,114
Commonwealth Financing Authority of Pennsylvania, Revenue	5.00	6/1/24	5,000,000	5,932,850
Delaware County Authority, University Revenue
(Villanova University) (Insured; AMBAC)	5.00	8/1/20	2,095,000	2,337,224
Delaware River Joint Toll Bridge Commission, Bridge Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	7/1/17	1,485,000	1,667,299
Downingtown Area School District, GO	5.00	11/1/18	2,010,000	2,474,491
East Stroudsburg Area School District, GO (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	7.50	9/1/16	2,500,000[c]	3,195,400
Easton Area School District, GO
(Insured; Assured Guaranty Municipal Corp.)	7.50	4/1/18	1,000,000	1,215,110
Easton Area School District, GO
(Insured; Assured Guaranty Municipal Corp.)	7.50	4/1/21	3,000,000	3,612,000
Easton Area School District, GO
(Insured; Assured Guaranty Municipal Corp.)	7.50	4/1/22	3,000,000	3,612,000
Easton Area School District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.50	4/1/23	2,260,000	2,671,682
Erie County, GO (Insured; National Public Finance Guarantee Corp.)	5.50	9/1/22	1,640,000	2,125,998

58

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Greater Johnstown School District, GO	5.00	8/1/23	3,545,000	4,194,621
Lehigh County General Purpose Authority,
Revenue (Good Shepherd Group)	5.25	11/1/14	2,055,000	2,135,453
Lower Merion School District, GO	5.00	5/15/18	4,735,000	5,820,262
Lower Merion School District, GO	5.00	9/1/22	2,980,000	3,521,764
Monroeville Finance Authority, Revenue
(University of Pittsburgh Medical Center)	5.00	2/15/22	1,500,000	1,817,685
Montgomery County, GO	5.00	12/15/17	2,025,000	2,461,043
Montgomery County, GO	5.00	12/15/24	2,890,000	3,489,820
Montgomery County Industrial Development
Authority, FHA Insured Mortgage Revenue
(New Regional Medical Center Project)	5.50	8/1/25	1,000,000	1,184,650
Parkland School District, GO (Insured;
National Public Finance Guarantee Corp.)	5.38	9/1/16	1,490,000	1,758,796
Pennsylvania, GO	5.00	5/1/20	2,195,000	2,739,470
Pennsylvania, GO	5.00	7/1/20	10,000,000	12,510,300
Pennsylvania, GO	5.00	2/15/22	1,000,000	1,190,570
Pennsylvania, GO	5.00	11/15/23	7,500,000	9,357,225
Pennsylvania Economic Development Financing Authority,
Exempt Facilities Revenue (Amtrak Project)	5.00	11/1/26	1,000,000	1,127,530
Pennsylvania Economic Development Financing Authority,
Exempt Facilities Revenue (Amtrak Project)	5.00	11/1/27	1,535,000	1,723,206
Pennsylvania Economic Development Financing Authority,
Exempt Facilities Revenue (Amtrak Project)	5.00	11/1/32	2,425,000	2,678,073
Pennsylvania Economic Development Financing Authority,
Governmental LR (Forum Place Project)	5.00	3/1/25	1,000,000	1,148,130
Pennsylvania Economic Development Financing Authority,
SWDR (Waste Management, Inc. Project)	4.70	11/1/14	5,000,000	5,402,200
Pennsylvania Higher Educational Facilities Authority,
Revenue (Saint Joseph’s University)	5.00	11/1/25	2,010,000	2,312,063
Pennsylvania Higher Educational Facilities Authority,
Revenue (State System of Higher Education)	5.25	6/15/24	5,000,000	6,211,150
Pennsylvania Higher Educational Facilities Authority,
Revenue (The Trustees of the University of Pennsylvania)	5.00	9/1/19	5,090,000	6,323,867
Pennsylvania Higher Educational Facilities Authority,
Revenue (Thomas Jefferson University) (Insured; AMBAC)	5.25	9/1/17	1,700,000	1,993,012
Pennsylvania Higher Educational Facilities Authority,
Revenue (Thomas Jefferson University) (Insured; AMBAC)	5.25	9/1/18	1,485,000	1,766,957
Pennsylvania Housing Finance Agency, SFMR	5.00	10/1/23	1,000,000	1,085,270
Pennsylvania Industrial Development Authority, EDR	5.00	7/1/19	3,000,000	3,610,320
Pennsylvania Industrial Development Authority, EDR	5.00	7/1/21	3,450,000	4,212,278
Pennsylvania Intergovernmental Cooperation
Authority, Special Tax Revenue
(City of Philadelphia Funding Program)	5.00	6/15/22	3,395,000	4,105,438

The Funds 59

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Pennsylvania State University, GO	5.00	3/1/21	2,805,000	3,317,389
Pennsylvania State University, GO	5.00	3/1/27	2,195,000	2,520,123
Pennsylvania Turnpike Commission, Oil Franchise Tax Subordinated
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	12/1/21	5,000,000	5,212,550
Pennsylvania Turnpike Commission, Registration Fee
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.25	7/15/24	5,000,000	6,235,650
Pennsylvania Turnpike Commission, Registration Fee
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.25	7/15/25	5,000,000	6,275,450
Pennsylvania Turnpike Commission,
Turnpike Revenue (Insured; AMBAC)	5.00	12/1/29	5,000,000	5,381,850
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	6/1/26	5,000,000	5,527,950
Pennsylvania Turnpike Commission, Turnpike Subordinate
Revenue (Insured; Assured Guaranty Municipal Corp.)	6.00	6/1/28	1,500,000	1,766,730
Philadelphia, Airport Revenue	5.00	6/15/20	1,750,000	2,017,155
Philadelphia, Airport Revenue (Insured;
Assured Guaranty Municipal Corp.)	5.00	6/15/18	1,370,000	1,611,764
Philadelphia, Water and Wastewater Revenue	5.00	11/1/18	1,100,000	1,322,915
Philadelphia, Water and Wastewater Revenue	5.00	11/1/24	1,040,000	1,242,561
Philadelphia, Water and Wastewater Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.25	7/1/18	5,000,000	5,518,850
Philadelphia School District, GO	5.00	9/1/20	1,805,000	2,083,385
Philadelphia School District, GO (Insured; AMBAC)	5.00	4/1/17	5,000,000	5,415,900
Pittsburgh, GO	5.00	9/1/25	2,000,000	2,346,780
Pittsburgh, GO	5.00	9/1/26	5,000,000	5,824,600
Pittsburgh School District, GO (Insured;
Assured Guaranty Municipal Corp.)	5.50	9/1/16	4,000,000	4,682,080
Pittsburgh School District, GO (Insured;
Assured Guaranty Municipal Corp.)	5.50	9/1/18	1,000,000	1,222,400
Pocono Mountain School District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/22	5,270,000	5,895,338
Saint Mary Hospital Authority, Health System
Revenue (Catholic Health East Issue)	5.00	11/15/17	2,085,000	2,399,960
Saint Mary Hospital Authority, Health System
Revenue (Catholic Health East Issue)	5.00	11/15/21	1,000,000	1,044,530
Saint Mary Hospital Authority, Health System
Revenue (Catholic Health East Issue)	5.00	11/15/22	2,000,000	2,227,980
Southeastern Pennsylvania Transportation Authority,
Capital Grant Receipts Bonds (Federal Transit Administration
Section 5309 Fixed Guideway Modernization Formula Funds)	5.00	6/1/23	2,000,000	2,396,960
Southeastern Pennsylvania Transportation Authority, Revenue	5.00	3/1/26	3,000,000	3,472,260
State Public School Building Authority, College Revenue
(Harrisburg Area Community College Poject)	5.00	10/1/20	2,265,000	2,608,487

60

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
State Public School Building Authority, School
Revenue (Chester Upland School District Project)
(Insured; Assured Guaranty Municipal Corp.)	5.25	9/15/24	5,780,000	6,887,101
Susquehanna Area Regional Airport
Authority, Airport System Revenue	5.38	1/1/18	5,975,000	6,002,246
Susquehanna Area Regional Airport Authority,
Airport System Revenue (Insured; AMBAC)	5.50	1/1/20	4,370,000	4,384,640
Susquehanna Area Regional Airport Authority,
Airport System Revenue (Insured; AMBAC)	5.00	1/1/33	1,000,000	1,000,250
University of Pittsburgh—of the Commonwealth System of
Higher Education, University Capital Project Bonds	5.50	9/15/21	2,500,000	3,127,850
University of Pittsburgh—of the Commonwealth System of
Higher Education, University Capital Project Bonds	5.00	9/15/28	1,580,000	1,894,341
Upper Darby School District, GO (Insured;
National Public Finance Guarantee Corp.)	5.00	5/1/18	2,870,000	3,169,858
Upper Merion Area School District, GO (Insured; National
Public Finance Guarantee Corp.) (Prerefunded)	5.00	8/15/14	1,165,000[c]	1,271,563
West Chester Area School District, GO	4.00	5/15/21	5,000,000	5,939,300
West Mifflin Area School District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.50	4/1/24	1,060,000	1,264,919
Westmoreland County, GO (Insured; National
Public Finance Guarantee Corp.)	0.00	12/1/15	1,500,000[d]	1,386,045
York County Solid Waste and Refuse Authority, Solid Waste System
Revenue (Insured; National Public Finance Guarantee Corp.)	5.50	12/1/14	1,000,000	1,106,030
South Carolina—.6%
Greenville County School District, Installment
Purchase Revenue (Building Equity Sooner for Tomorrow)	5.50	12/1/18	2,000,000	2,494,060
Texas—.2%
Dallas and Fort Worth, Joint Revenue Improvement Bonds
(Dallas/Fort Worth International Airport) (Insured;
National Public Finance Guarantee Corp.)	5.50	11/1/31	755,000	762,799
U.S. Related—8.0%
Guam, Business Privilege Tax Revenue	5.00	1/1/24	1,500,000	1,782,225
Guam, LOR (Section 30)	5.63	12/1/29	1,000,000	1,124,410
Puerto Rico Commonwealth, Public
Improvement GO (Insured; AMBAC)	5.50	7/1/19	3,000,000	3,361,890
Puerto Rico Commonwealth, Public
Improvement GO (Insured; FGIC)	5.50	7/1/18	5,000,000	5,617,200
Puerto Rico Electric Power Authority, Power Revenue	5.38	7/1/24	2,000,000	2,239,880
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	7/1/14	5,000,000	5,347,200
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/15	1,870,000	2,029,997

The Funds 61

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Related (continued)
Puerto Rico Infrastructure Financing Authority,
Revenue (Ports Authority Project)	6.00	12/15/26	2,500,000		2,932,675
Puerto Rico Infrastructure Financing Authority, Special Tax Revenue	5.00	7/1/21	5,000,000		5,369,700
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	1,000,000	[b]	1,035,600
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	500,000	[b]	429,725
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	6.00	8/1/42	1,500,000		1,683,990
Total Long-Term Municipal Investments
(cost $375,540,466)					406,333,533

Short-Term Municipal Investments—.5%
Iowa—.5%
Iowa Finance Authority, Health Facilities Revenue (Great River
Medical Center Project) (LOC; JPMorgan Chase Bank)	0.20	9/4/12	1,800,000	[e]	1,800,000
Nebraska—.0%
Lancaster County Hospital Authority Number 1, HR,
Refunding (BryanLGH Medical Center) (LOC; U.S. Bank NA)	0.21	9/4/12	100,000	[e]	100,000
Total Short-Term Municipal Investments
(cost $1,900,000)					1,900,000

Total Investments (cost $377,440,466)			99.1%		408,233,533
Cash and Receivables (Net)			.9%		3,657,691
Net Assets			100.0%		411,891,224

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2012, this security was valued at $1,476,510 or 0.4% of net assets.
b Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[d] Security issued with a zero coupon. Income is recognized through the accretion of discount.
e Variable rate demand note—rate shown is the interest rate in effect at August 31, 2012. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

62

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipt Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	ROCS	Reset Options Certificates
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SONYMA	State of New York Mortgage Agency
SPEARS	Short Puttable Exempt Adjustable Receipts	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	8.6
AA		Aa		AA	50.4
A		A		A	23.6
BBB		Baa		BBB	12.2
BB		Ba		BB	1.8
B		B		B	.9
F1		MIG1/P1		SP1/A1	.5
Not Rated[f]		Not Rated[f]		Not Rated[f]	2.0
					100.0

† Based on total investments.
f Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Funds 63

STATEMENT OF FINANCIAL FUTURES

August 31, 2012

		Market Value		Unrealized
BNY Mellon Pennsylvania		Covered by		(Depreciation)
Intermediate Municipal Bond Fund	Contracts	Contracts ($)	Expiration	at 8/31/2012	($)
Financial Futures Short
U.S. Treasury 10 Year Notes	90	(12,034,688)	December 2012	(52,031)

See notes to financial statements.

64

STATEMENT OF INVESTMENTS

August 31, 2012

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—97.8%	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts—87.9%
Ashland, GO (Insured; AMBAC)	5.25	5/15/21	1,305,000	1,460,112
Auburn, GO (Insured; AMBAC)	5.13	6/1/20	1,225,000	1,313,359
Barnstable, GO	4.00	9/15/21	580,000	696,928
Barnstable, GO	4.00	9/15/22	560,000	676,626
Boston, GO	4.00	4/1/18	3,000,000	3,502,260
Boston, GO	5.00	3/1/20	1,700,000	1,989,000
Boston, GO	5.00	4/1/20	5,000,000	6,310,400
Boston, GO	5.00	3/1/21	2,000,000	2,331,380
Boston Water and Sewer Commission, General Revenue	5.00	11/1/17	2,000,000	2,427,460
Boston Water and Sewer Commission, General Revenue	5.00	11/1/18	1,500,000	1,851,675
Boston Water and Sewer Commission, General Revenue	5.00	11/1/24	1,000,000	1,265,470
Boston Water and Sewer Commission, General Revenue	5.00	11/1/25	2,500,000	3,002,075
Boston Water and Sewer Commission, General Revenue	5.00	11/1/26	2,480,000	2,936,518
Boston Water and Sewer Commission,
General Revenue (Prerefunded)	5.00	11/1/14	2,170,000[a]	2,388,996
Boston Water and Sewer Commission,
General Revenue (Prerefunded)	5.00	11/1/14	3,920,000[a]	4,315,606
Brockton, GO (Municipal Purpose Loan) (Insured; AMBAC)	5.00	6/1/19	1,430,000	1,571,956
Cohasset, GO (Prerefunded)	5.00	6/15/14	895,000[a]	970,135
Cohasset, GO (Prerefunded)	5.00	6/15/14	895,000[a]	970,135
Everett, GO (Insured; National Public Finance Guarantee Corp.)	5.38	12/15/17	1,250,000	1,371,300
Falmouth, GO (Municipal Purpose Loan)	4.00	11/15/19	625,000	736,606
Falmouth, GO (Municipal Purpose Loan)	4.00	11/15/20	605,000	713,374
Groton-Dunstable Regional School District, GO	5.00	9/1/20	725,000	889,742
Haverhill, GO (State Qualified Municipal Purpose Loan)
(Insured; National Public Finance Guarantee Corp.)	5.00	6/1/16	1,580,000	1,837,208
Haverhill, GO (State Qualified Municipal Purpose Loan)
(Insured; National Public Finance Guarantee Corp.)	5.00	6/1/18	505,000	574,932
Hopedale, GO (Insured; AMBAC)	5.00	11/15/19	650,000	702,559
Lexington, GO	5.00	2/1/17	2,030,000	2,418,136
Lynnfield, GO (Municipal Purpose Loan)	5.00	7/1/21	525,000	565,194
Lynnfield, GO (Municipal Purpose Loan)	5.00	7/1/22	585,000	629,788
Lynnfield, GO (Municipal Purpose Loan)	5.00	7/1/23	585,000	629,788
Mansfield, GO (Insured; AMBAC)	5.00	8/15/17	1,395,000	1,563,181
Massachusetts, GO	5.25	8/1/23	1,000,000	1,302,910
Massachusetts, GO (Consolidated Loan)	5.00	8/1/20	4,000,000	4,849,040

The Funds 65

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts, GO (Consolidated Loan)
(Insured; Assured Guaranty Municipal Corp.)	5.25	8/1/17	1,440,000	1,750,896
Massachusetts, GO (Consolidated Loan)
(Insured; Assured Guaranty Municipal Corp.)	5.25	8/1/22	5,825,000	6,931,750
Massachusetts, GO (Consolidated Loan) (Insured; FGIC)	5.50	8/1/18	1,035,000	1,298,739
Massachusetts, GO (Consolidated Loan) (Prerefunded)	5.00	8/1/16	1,000,000[a]	1,179,570
Massachusetts, GO (Insured; AMBAC)	5.50	10/1/18	225,000	283,550
Massachusetts, Special Obligation Dedicated Tax
Revenue (Insured; National Public Finance Guarantee Corp.)	0.90	1/1/16	3,540,000[b]	3,686,839
Massachusetts Bay Transportation Authority, Assessment Revenue	5.00	7/1/18	4,000,000	4,890,400
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.50	7/1/16	105,000	125,372
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.50	7/1/16	2,395,000	2,848,589
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.25	7/1/18	1,250,000	1,549,088
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.25	7/1/21	2,000,000	2,574,340
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.25	7/1/22	2,430,000	3,141,796
Massachusetts College Building Authority, Project Revenue	5.00	5/1/23	1,000,000[c]	1,180,320
Massachusetts College Building Authority, Revenue	5.00	5/1/24	2,500,000[c]	3,111,900
Massachusetts Development Finance Agency,
Education Revenue (Dexter School Project)	5.00	5/1/23	1,400,000[c]	1,534,134
Massachusetts Development Finance Agency,
Education Revenue (Dexter School Project)	5.00	5/1/24	1,465,000[c]	1,599,326
Massachusetts Development Finance Agency,
Higher Education Revenue (Emerson College Issue)	5.00	1/1/16	1,000,000[c]	1,102,540
Massachusetts Development Finance Agency,
Higher Education Revenue (Emerson College Issue)	5.00	1/1/19	1,055,000[c]	1,167,452
Massachusetts Development Finance Agency,
Higher Education Revenue (Emerson College Issue)	5.00	1/1/22	2,000,000[c]	2,176,180
Massachusetts Development Finance Agency, Recovery Zone
Facility Revenue (Dominion Energy Brayton Point Issue)	2.25	9/1/16	2,560,000	2,623,718
Massachusetts Development Finance Agency,
Revenue (Boston College Issue)	5.00	7/1/20	1,000,000[c]	1,167,250
Massachusetts Development Finance Agency,
Revenue (College of the Holy Cross Issue)	5.00	9/1/21	1,800,000[c]	2,145,960

66

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts (continued)
Massachusetts Development Finance Agency,
Revenue (Combined Jewish Philanthropies
of Greater Boston, Inc. Project)	5.25	2/1/22	440,000		445,958
Massachusetts Development Finance Agency,
Revenue (Curry College Issue) (Insured; ACA)	4.75	3/1/20	530,000	[c]	551,115
Massachusetts Development Finance Agency,
Revenue (Curry College Issue) (Insured; ACA)	5.25	3/1/26	1,000,000	[c]	1,039,130
Massachusetts Development Finance Agency,
Revenue (Curry College Issue) (Insured; ACA)	5.00	3/1/36	1,000,000	[c]	1,017,000
Massachusetts Development Finance Agency,
Revenue (Emerson College Issue)	4.00	1/1/14	225,000	[c]	231,293
Massachusetts Development Finance Agency,
Revenue (Massachusetts College of Pharmacy
and Allied Health Sciences Issue) (Insured;
Assured Guaranty Municipal Corp.)	5.00	7/1/24	2,750,000		2,941,510
Massachusetts Development Finance Agency,
Revenue (Massachusetts College of Pharmacy
and Allied Health Sciences Issue) (Insured;
Assured Guaranty Municipal Corp.)	5.00	7/1/27	1,000,000		1,062,010
Massachusetts Development Finance Agency,
Revenue (Olin College Issue) (Insured; XLCA)	5.25	7/1/33	5,000,000	[c]	5,084,450
Massachusetts Development Finance Agency,
Revenue (Partners HealthCare System Issue)	5.00	7/1/25	1,825,000		2,178,977
Massachusetts Development Finance Agency,
Revenue (Partners HealthCare System Issue)	5.00	7/1/26	2,000,000		2,371,380
Massachusetts Development Finance Agency,
Revenue (The Broad Institute Issue)	5.25	4/1/23	3,630,000		4,368,161
Massachusetts Development Finance Agency,
Revenue (The Broad Institute Issue)	5.25	4/1/24	2,500,000		2,980,175
Massachusetts Development Finance Agency,
Revenue (The Park School Issue)	5.00	9/1/21	300,000	[c]	355,014
Massachusetts Development Finance Agency,
Revenue (Tufts Medical Center Issue)	5.00	1/1/15	600,000		640,320
Massachusetts Development Finance Agency,
Revenue (Tufts Medical Center Issue)	5.00	1/1/17	925,000		1,019,184
Massachusetts Development Finance Agency,
Revenue (UMass Memorial Issue)	5.00	7/1/17	2,500,000		2,793,075
Massachusetts Development Finance Agency,
Revenue (UMass Memorial Issue)	5.00	7/1/19	2,000,000		2,254,620

The Funds 67

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts (continued)
Massachusetts Development Finance Agency,
Revenue (Worcester City Campus Corporation
Issue) (University of Massachusetts Project)	4.00	10/1/17	730,000	[c]	842,194
Massachusetts Development Finance Agency, Revenue
(Worcester City Campus Corporation Issue)
(University of Massachusetts Project)	5.00	10/1/19	910,000	[c]	1,123,950
Massachusetts Development Finance Agency, Revenue
(Worcester City Campus Corporation Issue)
(University of Massachusetts Project)	5.00	10/1/20	905,000	[c]	1,127,485
Massachusetts Development Finance Agency, Revenue
(Worcester City Campus Corporation Issue)
(University of Massachusetts Project)	5.00	10/1/21	830,000	[c]	1,041,194
Massachusetts Development Finance Agency,
SWDR (Dominion Energy Brayton Point Issue)	5.75	5/1/19	2,000,000		2,400,060
Massachusetts Development Finance Agency,
SWDR (Waste Management, Inc. Project)	5.45	6/1/14	1,000,000		1,076,350
Massachusetts Health and Educational Facilities Authority,
Revenue (Berklee College of Music Issue)	5.00	10/1/24	2,155,000	[c]	2,482,409
Massachusetts Health and Educational Facilities Authority,
Revenue (Berklee College of Music Issue)	5.00	10/1/32	2,000,000	[c]	2,183,780
Massachusetts Health and Educational Facilities Authority,
Revenue (Berklee College of Music Issue)	5.00	10/1/37	3,250,000	[c]	3,506,848
Massachusetts Health and Educational Facilities Authority,
Revenue (Cape Cod Healthcare Obligated Group Issue)
(Insured; Assured Guaranty Municipal Corp.)	5.13	11/15/35	1,000,000		1,092,990
Massachusetts Health and Educational Facilities
Authority, Revenue (CareGroup Issue)	5.00	7/1/18	590,000		689,285
Massachusetts Health and Educational Facilities Authority,
Revenue (CareGroup Issue) (Capital Asset Program)
(Insured; National Public Finance Guarantee Corp.)	5.38	2/1/27	1,650,000		1,857,537
Massachusetts Health and Educational Facilities Authority,
Revenue (CareGroup Issue) (Insured; National
Public Finance Guarantee Corp.)	5.25	7/1/20	1,000,000		1,154,540
Massachusetts Health and Educational Facilities Authority,
Revenue (CareGroup Issue) (Insured; National
Public Finance Guarantee Corp.)	5.25	7/1/23	1,000,000		1,135,000
Massachusetts Health and Educational Facilities Authority,
Revenue (Dana-Farber Cancer Institute Issue)	5.25	12/1/22	2,750,000		3,177,048
Massachusetts Health and Educational Facilities Authority,
Revenue (Dana-Farber Cancer Institute Issue)	5.25	12/1/27	2,000,000		2,263,880
Massachusetts Health and Educational Facilities Authority,
Revenue (Dana-Farber Cancer Institute Issue)	5.00	12/1/37	2,500,000		2,727,075

68

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Health and Educational Facilities Authority,
Revenue (Dartmouth-Hitchcock Obligated Group Issue)
(Insured; Assured Guaranty Municipal Corp.)	5.13	8/1/22	2,000,000	2,004,120
Massachusetts Health and Educational Facilities
Authority, Revenue (Harvard University Issue)	5.00	12/15/21	5,385,000[c]	6,948,104
Massachusetts Health and Educational Facilities
Authority, Revenue (Harvard University Issue)	5.00	12/15/25	2,500,000[c]	3,040,125
Massachusetts Health and Educational Facilities
Authority, Revenue (Harvard University Issue)	5.00	12/15/27	3,230,000[c]	3,899,676
Massachusetts Health and Educational Facilities Authority,
Revenue (Isabella Stewart Gardner Museum Issue)	5.00	5/1/21	460,000	544,520
Massachusetts Health and Educational Facilities Authority,
Revenue (Isabella Stewart Gardner Museum Issue)	5.00	5/1/26	2,525,000	2,881,202
Massachusetts Health and Educational Facilities Authority,
Revenue (Isabella Stewart Gardner Museum Issue)	5.00	5/1/27	1,000,000	1,134,530
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Eye and Ear Infirmary Issue)	5.00	7/1/14	500,000	524,685
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Eye and Ear Infirmary Issue)	5.00	7/1/15	500,000	536,170
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Institute of Technology Issue)	5.50	7/1/22	1,500,000[c]	2,015,730
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Institute of Technology Issue)	5.00	7/1/23	3,335,000[c]	4,365,715
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Institute of Technology Issue)	5.00	7/1/38	1,000,000[c]	1,162,060
Massachusetts Health and Educational Facilities Authority,
Revenue (Milford Regional Medical Center Issue)	5.00	7/15/22	500,000	517,790
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	5.00	10/1/24	2,495,000[c]	2,925,986
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	5.00	10/1/24	1,000,000[c]	1,216,110
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	5.63	10/1/29	3,000,000[c]	3,536,820
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	5.00	10/1/30	3,000,000[c]	3,412,770
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/16	95,000	98,335
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/18	1,500,000	1,768,020
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/21	1,235,000	1,429,031

The Funds 69

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/22	250,000	289,278
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	7.50	10/1/22	1,000,000[c]	1,249,250
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	8.00	10/1/29	1,800,000[c]	2,114,532
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	8.00	10/1/39	1,500,000[c]	1,762,110
Massachusetts Health and Educational Facilities Authority,
Revenue (Tufts University Issue)	5.25	8/15/23	1,000,000[c]	1,202,830
Massachusetts Health and Educational Facilities Authority,
Revenue (Tufts University Issue)	5.38	8/15/38	2,000,000[c]	2,430,420
Massachusetts Health and Educational Facilities Authority,
Revenue (UMass Memorial Issue)	5.25	7/1/25	2,000,000[c]	2,083,660
Massachusetts Health and Educational Facilities Authority,
Revenue (Wellesley College Issue)	5.00	7/1/24	1,000,000[c]	1,036,080
Massachusetts Housing Finance Agency, Housing Revenue	4.00	6/1/19	3,360,000	3,697,243
Massachusetts Housing Finance Agency, Housing Revenue	5.13	12/1/34	200,000	203,016
Massachusetts Industrial Finance Agency,
Education Revenue (Saint John’s High School
of Worcester County, Inc. Issue)	5.70	6/1/18	1,135,000[c]	1,137,996
Massachusetts Port Authority, Revenue	4.00	7/1/20	1,000,000	1,166,400
Massachusetts Port Authority, Revenue	5.00	7/1/28	2,500,000	2,929,425
Massachusetts Port Authority, Revenue (Insured; AMBAC)	5.00	7/1/19	5,000,000	5,578,850
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; AMBAC)	5.00	8/15/16	2,720,000	3,189,227
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; AMBAC)	5.00	8/15/20	4,000,000	4,696,280
Massachusetts School Building Authority, Dedicated
Sales Tax Revenue (Insured; Assured Guaranty
Municipal Corp.) (Prerefunded)	5.00	8/15/15	2,000,000[a]	2,275,440
Massachusetts School Building Authority, Dedicated
Sales Tax Revenue (Insured; Assured Guaranty
Municipal Corp.) (Prerefunded)	5.00	8/15/15	205,000[a]	233,233
Massachusetts School Building Authority, Dedicated Sales Tax
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	8/15/27	925,000[c]	1,016,695
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; National
Public Finance Guarantee Corp.) (Prerefunded)	5.00	8/15/15	575,000[a]	654,189

70

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts School Building Authority,
Senior Dedicated Sales Tax Revenue	5.00	8/15/25	6,380,000[c]	7,947,311
Massachusetts School Building Authority,
Senior Dedicated Sales Tax Revenue	5.00	10/15/27	4,655,000[c]	5,656,896
Massachusetts Turnpike Authority, Turnpike Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	1/1/20	5,000,000	5,863,000
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.63	8/1/13	25,000	25,112
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.00	8/1/18	75,000	75,290
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.00	8/1/21	2,625,000	3,095,295
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.25	8/1/23	1,500,000	1,954,365
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.00	8/1/32	605,000	607,057
Massachusetts Water Pollution Abatement Trust,
State Revolving Fund Revenue	5.00	8/1/18	1,900,000	2,340,344
Massachusetts Water Pollution Abatement Trust,
Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	155,000	155,598
Massachusetts Water Resources Authority, General Revenue	5.00	8/1/19	2,475,000	3,060,956
Massachusetts Water Resources Authority, General Revenue	5.00	8/1/27	5,000,000	5,975,500
Massachusetts Water Resources Authority, General
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.25	8/1/18	500,000	618,315
Massachusetts Water Resources Authority, General Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	8/1/19	1,500,000	1,780,275
Massachusetts Water Resources Authority, General Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	8/1/21	1,000,000	1,186,850
Massachusetts Water Resources Authority, General Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	8/1/24	2,500,000	2,959,275
Middleborough, GO (Insured; National
Public Finance Guarantee Corp.)	5.00	12/15/16	1,000,000	1,177,140
Middleborough, GO (Insured; National
Public Finance Guarantee Corp.)	5.00	12/15/18	1,275,000	1,470,623
Milton, GO School Bonds	5.00	3/1/23	500,000	551,995
Milton, GO School Bonds	5.00	3/1/24	500,000	551,340
Milton, GO School Bonds	5.00	3/1/25	500,000	550,685
Northampton, GO (Insured; National
Public Finance Guarantee Corp.)	5.13	10/15/16	1,985,000	2,185,783
Northbridge, GO (Insured; AMBAC)	5.25	2/15/17	60,000	60,836
Pembroke, GO (Insured; National
Public Finance Guarantee Corp.)	5.00	8/1/20	960,000	1,094,966
Randolph, GO (Insured; AMBAC)	5.00	9/1/24	490,000	528,950

The Funds 71

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Springfield Water and Sewer Commission,
General Revenue (Insured; AMBAC)	5.00	7/15/22	1,175,000	1,324,307
Springfield Water and Sewer Commission,
General Revenue (Insured; AMBAC)	5.00	7/15/23	1,235,000	1,387,967
University of Massachusetts Building Authority, Project Revenue	5.00	11/1/18	1,370,000[c]	1,678,346
Waltham, GO (Municipal Purpose Loan)	5.00	2/1/19	1,195,000	1,473,220
Westwood, GO	4.00	6/1/18	1,105,000	1,296,596
Worcester, GO (Insured; National Public Finance Guarantee Corp.)	5.25	8/15/16	1,000,000	1,094,060
Worcester, GO (Insured; National Public Finance Guarantee Corp.)	5.25	8/15/17	1,000,000	1,089,440
Worcester, GO (Insured; National Public Finance Guarantee Corp.)	5.00	4/1/18	625,000	689,356
U.S. Related—9.9%
Guam, Business Privilege Tax Revenue	5.00	1/1/25	1,500,000	1,764,615
Guam, Hotel Occupancy Tax Revenue	6.00	11/1/26	500,000	587,900
Guam, LOR (Section 30)	5.63	12/1/29	1,000,000	1,124,410
Puerto Rico Commonwealth, Public Improvement GO	5.50	7/1/18	2,500,000	2,808,600
Puerto Rico Commonwealth, Public Improvement GO	5.25	7/1/22	1,500,000	1,620,450
Puerto Rico Commonwealth, Public Improvement GO
(Insured; National Public Finance Guarantee Corp.)	5.50	7/1/15	1,135,000	1,239,136
Puerto Rico Commonwealth, Public Improvement GO
(Insured; National Public Finance Guarantee Corp.)	5.50	7/1/19	1,000,000	1,120,630
Puerto Rico Electric Power Authority, Power Revenue	5.25	7/1/23	2,000,000	2,216,220
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/17	1,000,000	1,096,270
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/13	3,000,000	3,139,500
Puerto Rico Government Development Bank, Senior Notes	5.25	1/1/15	2,000,000	2,114,740
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/15	1,090,000	1,183,260
Puerto Rico Highways and Transportation Authority,
Highway Revenue (Insured; FGIC)	5.50	7/1/16	3,265,000	3,919,208
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Insured; FGIC)	5.25	7/1/15	305,000	316,221
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Insured; FGIC)	5.25	7/1/16	330,000	342,141
Puerto Rico Infrastructure Financing Authority,
Revenue (Ports Authority Project)	6.00	12/15/26	2,500,000	2,932,675
Puerto Rico Infrastructure Financing Authority, Special Tax Revenue	5.00	7/1/20	2,260,000	2,438,585
Puerto Rico Public Buildings Authority,
Government Facilities Revenue	5.75	7/1/22	1,780,000	1,961,702

72

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Related (continued)
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	1,000,000	[d]	1,035,600
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	750,000	[d]	644,588
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	6.00	8/1/42	1,500,000		1,683,990
Total Long-Term Municipal Investments
(cost $319,665,627)					347,753,698

Short-Term Municipal Investments—1.4%
Massachusetts;
Massachusetts, GO Notes (Central Artery/Ted Williams Tunnel
Infrastructure Loan Act of 2000) (Liquidity Facility; U.S. Bank NA)	0.18	9/4/12	900,000	[e]	900,000
Massachusetts, GO Notes (Consolidated Loan)
(LOC; JPMorgan Chase Bank)	0.18	9/4/12	500,000	[e]	500,000
Massachusetts Development Finance Agency, Revenue, Refunding
(College of the Holy Cross Issue) (LOC; Bank of America)	0.22	9/4/12	1,100,000	[c,e]	1,100,000
Massachusetts Health and Educational Facilities Authority, Revenue
(Children’s Hospital Issue) (LOC; JPMorgan Chase Bank)	0.18	9/4/12	1,200,000	[e]	1,200,000
Massachusetts Health and Educational Facilities Authority,
Revenue (Pool Loan Program Issue) (LOC; TD Bank)	0.19	9/4/12	1,395,000	[e]	1,395,000
Total Short-Term Municipal Investments
(cost $5,095,000)					5,095,000

Total Investments (cost $324,760,627)			99.2%		352,848,698
Cash and Receivables (Net)			.8%		2,905,299
Net Assets			100.0%		355,753,997

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Variable rate security—interest rate subject to periodic change.
c At August 31, 2012, the fund had $98,710,146 or 27.7% of net assets invested in securities whose payment of principal and interest is dependent upon revenues generated from education.
[d] Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
e Variable rate demand note—rate shown is the interest rate in effect at August 31, 2012. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

The Funds 73

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipt Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	ROCS	Reset Options Certificates
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SONYMA	State of New York Mortgage Agency
SPEARS	Short Puttable Exempt Adjustable Receipts	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	19.4
AA		Aa		AA	47.2
A		A		A	19.6
BBB		Baa		BBB	12.5
F1		MIG1/P1		SP1/A1	1.3
					100.0

† Based on total investments.

See notes to financial statements.

74

STATEMENT OF FINANCIAL FUTURES

August 31, 2012

		Market Value		Unrealized
BNY Mellon Massachusetts		Covered by		(Depreciation)
Intermediate Municipal Bond Fund	Contracts	Contracts ($)	Expiration	at 8/31/2012	($)
Financial Futures Short
U.S. Treasury 10 Year Notes	70	(9,360,313)	December 2012	(40,469)

See notes to financial statements.

The Funds 75

STATEMENT OF INVESTMENTS

August 31, 2012

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—97.0%	Rate (%)	Date	Amount ($)	Value ($)
New York—87.8%
Albany County Airport Authority, Airport Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	12/15/23	1,500,000	1,740,600
Albany Industrial Development Agency, Civic Facility Revenue
(Saint Peter’s Hospital of the City of Albany Project)	5.75	11/15/22	2,500,000	2,849,500
Buffalo, General Improvement GO	4.00	4/1/21	2,175,000	2,436,826
Erie County Fiscal Stability Authority,
Sales Tax and State Aid Secured Revenue	5.00	12/1/24	2,000,000	2,427,140
Erie County Industrial Development Agency, Revenue
(City School District of the City of Buffalo Project)	5.00	5/1/17	2,500,000	2,942,925
Hempstead, Public Improvement GO	5.00	8/15/20	1,255,000	1,579,694
Katonah-Lewisboro Union Free School District, GO
(Insured; National Public Finance Guarantee Corp.)	5.00	9/15/15	1,000,000	1,139,390
Long Island Power Authority, Electric System General Revenue	5.00	5/1/21	1,000,000	1,225,290
Long Island Power Authority, Electric System General Revenue	5.00	9/1/22	2,000,000	2,468,880
Long Island Power Authority, Electric System General Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	12/1/18	1,000,000	1,162,250
Metropolitan Transportation Authority, Dedicated Tax Fund
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	11/15/28	5,000,000	5,748,250
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/17	1,000,000	1,157,160
Metropolitan Transportation Authority, Transportation Revenue	6.25	11/15/23	300,000	381,477
Monroe County Industrial Development Corporation,
Revenue (Saint John Fisher College Project)	5.00	6/1/17	1,740,000	1,976,466
Nassau County, General Improvement GO	4.00	10/1/16	1,545,000	1,724,405
Nassau County, General Improvement GO	5.00	10/1/18	1,310,000	1,566,354
Nassau County, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/22	1,000,000	1,143,050
Nassau County Interim Finance Authority,
Sales Tax Secured Revenue (Insured; AMBAC)	5.00	11/15/16	1,500,000	1,581,600
Nassau County Interim Finance Authority,
Sales Tax Secured Revenue (Insured; AMBAC)	5.00	11/15/17	1,500,000	1,580,655
Nassau County Interim Finance Authority, Sales Tax Secured
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	11/15/16	1,000,000	1,136,160
Nassau County Sewer and Storm Water Finance Authority, System
Revenue (Insured; Berkshire Hathaway Assurance Corporation)	5.38	11/1/28	1,000,000	1,186,880
New York City, GO	5.00	8/1/17	1,535,000	1,842,169
New York City, GO	5.00	8/1/18	1,000,000	1,157,600
New York City, GO	5.25	9/1/20	1,000,000	1,217,670
New York City, GO	5.13	12/1/22	1,000,000	1,186,500
New York City, GO	5.25	9/1/23	1,000,000	1,219,860
New York City, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/18	1,000,000	1,108,660
New York City Industrial Development Agency, Civic Facility
Revenue (United Jewish Appeal—Federation of
Jewish Philanthropies of New York, Inc. Project)	5.00	7/1/27	1,250,000	1,333,975

76

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York City Industrial Development Agency,
PILOT Revenue (Queens Baseball Stadium Project)
(Insured; Assured Guaranty Municipal Corp.)	6.50	1/1/46	325,000	383,880
New York City Industrial Development Agency,
PILOT Revenue (Yankee Stadium Project)
(Insured; Assured Guaranty Municipal Corp.)	7.00	3/1/49	1,000,000	1,227,800
New York City Industrial Development Agency, Special
Revenue (New York City—New York Stock Exchange Project)	5.00	5/1/21	1,000,000	1,178,960
New York City Municipal Water Finance Authority,
Water and Sewer System Revenue	5.75	6/15/40	1,275,000	1,538,262
New York City Municipal Water Finance Authority, Water and
Sewer System Second General Resolution Revenue	5.00	6/15/20	2,500,000	3,003,500
New York City Municipal Water Finance Authority, Water and
Sewer System Second General Resolution Revenue	5.00	6/15/26	1,200,000	1,453,260
New York City Transitional Finance Authority, Building Aid Revenue	5.25	1/15/25	1,545,000	1,887,619
New York City Transitional Finance Authority, Building Aid Revenue	5.00	7/15/25	3,095,000	3,712,081
New York City Transitional Finance Authority, Building Aid Revenue	5.25	1/15/27	1,650,000	1,954,656
New York City Transitional Finance Authority,
Future Tax Secured Revenue	5.50	11/15/17	5,000	5,053
New York City Transitional Finance Authority,
Future Tax Secured Revenue	5.00	8/1/22	2,000,000	2,311,020
New York City Transitional Finance Authority,
Future Tax Secured Revenue	5.00	11/1/24	2,000,000	2,456,000
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	11/1/18	1,750,000	2,145,045
New York City Trust for Cultural Resources, Revenue
(Lincoln Center for the Performing Arts, Inc.)	5.75	12/1/16	1,000,000	1,187,180
New York City Trust for Cultural Resources,
Revenue (The Juilliard School)	5.00	1/1/34	2,000,000	2,319,700
New York City Trust for Cultural Resources,
Revenue (The Juilliard School)	5.00	1/1/39	2,500,000	2,868,475
New York City Trust for Cultural Resources,
Revenue (The Museum of Modern Art)	5.00	4/1/25	1,150,000	1,358,299
New York City Trust for Cultural Resources,
Revenue (The Museum of Modern Art)	5.00	4/1/31	1,000,000	1,155,640
New York City Trust for Cultural Resources,
Revenue (Whitney Museum of American Art)	5.00	7/1/21	2,000,000	2,420,820
New York Liberty Development Corporation,
Liberty Revenue (7 World Trade Center Project)	5.00	9/15/29	2,500,000	2,993,475
New York Liberty Development Corporation,
Revenue (Goldman Sachs Headquarters Issue)	5.00	10/1/15	3,175,000	3,533,489
New York Local Government Assistance
Corporation, Senior Lien Revenue	5.00	4/1/18	2,500,000	2,959,200

The Funds 77

STATEMENT OF INVESTMENTS (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York Local Government Assistance
Corporation, Subordinate Lien Revenue	5.00	4/1/17	1,150,000	1,374,089
New York Local Government Assistance
Corporation, Subordinate Lien Revenue	5.00	4/1/19	2,500,000	3,092,450
New York State, GO	5.00	3/1/19	1,000,000	1,170,720
New York State, GO	5.00	2/15/26	2,600,000	3,081,390
New York State Bridge Authority, General Revenue	4.00	1/1/22	2,010,000	2,310,977
New York State Dormitory Authority, Consolidated
Fifth General Resolution Revenue (City University System)	5.00	7/1/19	1,000,000	1,129,090
New York State Dormitory Authority, Consolidated
Revenue (City University System) (Insured; FGIC)	5.75	7/1/18	2,370,000	2,681,063
New York State Dormitory Authority, LR
(State University Dormitory Facilities Issue)	5.00	7/1/18	1,000,000	1,105,380
New York State Dormitory Authority, Mental Health
Services Facilities Improvement Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	2/15/17	1,460,000	1,714,566
New York State Dormitory Authority, Mental Health
Services Facilities Improvement Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	2/15/27	2,005,000	2,270,663
New York State Dormitory Authority, Revenue (Columbia University)	5.00	7/1/18	1,500,000	1,739,325
New York State Dormitory Authority, Revenue (Columbia University)	5.00	10/1/20	1,000,000	1,271,770
New York State Dormitory Authority, Revenue (Convent of the
Sacred Heart) (Insured; Assured Guaranty Municipal Corp.)	5.63	11/1/35	1,000,000	1,185,140
New York State Dormitory Authority, Revenue (Fordham University)
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/18	405,000	406,207
New York State Dormitory Authority, Revenue
(Memorial Sloan-Kettering Cancer Center)
(Insured; National Public Finance Guarantee Corp.)	5.50	7/1/23	2,000,000	2,561,880
New York State Dormitory Authority, Revenue
(Mount Sinai Hospital Obligated Group)	5.00	7/1/26	3,000,000	3,374,730
New York State Dormitory Authority,
Revenue (New York University)	5.25	7/1/34	2,650,000	3,172,739
New York State Dormitory Authority, Revenue (New York
University) (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/21	1,500,000	1,609,710
New York State Dormitory Authority, Revenue
(Rochester Institute of Technology)	5.00	7/1/23	1,000,000	1,179,150
New York State Dormitory Authority, Revenue
(School Districts Revenue Financing Program)	5.00	10/1/18	3,040,000	3,650,493
New York State Dormitory Authority, Revenue
(State University Educational Facilities)
(Insured; National Public Finance Guarantee Corp.)	5.25	5/15/15	500,000	542,685
New York State Dormitory Authority,
Revenue (The Rockefeller University)	5.00	7/1/25	1,000,000	1,213,460
New York State Dormitory Authority,
Revenue (The Rockefeller University)	5.00	7/1/40	3,000,000	3,404,790

78

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York State Dormitory Authority, Revenue (Vassar College)	5.00	7/1/15	675,000	758,612
New York State Dormitory Authority, Revenue (Yeshiva University)	5.00	11/1/20	3,190,000	3,911,993
New York State Dormitory Authority,
Secured HR (The Bronx-Lebanon Hospital Center)	4.00	8/15/14	1,000,000	1,065,640
New York State Dormitory Authority,
State Personal Income Tax Revenue (Education)	5.00	3/15/16	485,000	517,461
New York State Dormitory Authority,
State Personal Income Tax Revenue (Education)	5.75	3/15/36	1,000,000	1,218,360
New York State Dormitory Authority, State Personal
Income Tax Revenue (Education) (Prerefunded)	5.00	3/15/14	515,000[a]	552,538
New York State Dormitory Authority, Third General Resolution
Revenue (State University Educational Facilities Issue)	5.00	5/15/25	2,500,000	3,028,375
New York State Environmental Facilities Corporation, State Clean
Water and Drinking Water Revolving Funds Revenue
(New York City Municipal Water Finance Authority Projects)	5.00	6/15/23	3,000,000	3,561,900
New York State Environmental Facilities Corporation, State Clean
Water and Drinking Water Revolving Funds Revenue
(New York City Municipal Water Finance Authority Projects)	5.00	6/15/30	1,000,000	1,073,900
New York State Medical Care Facilities Finance Agency,
Secured Mortgage Revenue (Collateralized; SONYMA)	6.38	11/15/20	230,000	230,991
New York State Mortgage Agency, Homeowner Mortgage Revenue	5.38	10/1/17	225,000	225,583
New York State Municipal Bond Bank Agency, Recovery Act
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	5/15/16	2,000,000	2,288,320
New York State Power Authority, Revenue (Insured; FGIC)	5.00	11/15/20	1,000,000	1,133,670
New York State Thruway Authority, General Revenue	5.00	1/1/20	1,500,000	1,799,250
New York State Thruway Authority,
General Revenue (Insured; AMBAC)	5.00	1/1/19	1,000,000	1,096,030
New York State Thruway Authority, General Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	1/1/24	1,000,000	1,147,470
New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Bonds (Insured; AMBAC)	5.00	4/1/25	2,000,000	2,237,580
New York State Thruway Authority, State Personal
Income Tax Revenue (Transportation)	5.00	3/15/26	2,200,000	2,645,434
New York State Urban Development Corporation,
Service Contract Revenue	5.00	1/1/16	2,000,000	2,289,620
New York State Urban Development Corporation,
Service Contract Revenue	5.25	1/1/24	2,375,000	2,804,376
Onondaga County Trust for Cultural Resources,
Revenue (Syracuse University Project)	5.00	12/1/19	2,500,000	3,053,950
Orange County, GO	5.00	7/15/19	1,000,000	1,120,350
Orange County, GO	5.00	7/15/20	1,000,000	1,118,830
Oyster Bay, Public Improvement GO	3.00	8/15/16	2,000,000	2,128,680
Patchogue-Medford Union Free School District, GO
(Insured; Assured Guaranty Municipal Corp.)	4.00	10/1/21	1,555,000	1,734,976

The Funds 79

STATEMENT OF INVESTMENTS (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
Port Authority of New York and New Jersey (Consolidated Bonds,
140th Series) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/1/19	1,000,000	1,123,730
Port Authority of New York and New Jersey
(Consolidated Bonds, 142nd Series)	5.00	7/15/21	1,000,000	1,125,980
Port Authority of New York and New Jersey
(Consolidated Bonds, 173rd Series)	5.00	12/1/18	1,000,000	1,220,520
Sales Tax Asset Receivable Corporation, Sales Tax Asset
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	10/15/25	1,450,000	1,573,772
Suffolk County, GO	5.00	4/1/19	1,400,000	1,648,668
Suffolk County Industrial Development Agency, Civic Facility
Revenue (New York Institute of Technology Project)	5.00	3/1/26	750,000	775,778
Triborough Bridge and Tunnel Authority,
General Purpose Revenue (Prerefunded)	5.25	1/1/22	1,000,000[a]	1,305,670
Triborough Bridge and Tunnel Authority, General Revenue	5.25	11/15/15	1,000,000	1,150,340
Triborough Bridge and Tunnel Authority,
General Revenue (Prerefunded)	5.00	11/15/12	1,000,000[a]	1,009,860
Westchester County, GO	4.00	11/15/15	1,000,000	1,082,030
Westchester County Health Care Corporation, Senior Lien Revenue	5.00	11/1/20	1,400,000	1,635,760
Westchester County Health Care Corporation, Senior Lien Revenue	5.00	11/1/24	1,500,000	1,686,585
U.S. Related—9.2%
Guam, Business Privilege Tax Revenue	5.00	1/1/24	1,000,000	1,188,150
Guam, Hotel Occupancy Tax Revenue	5.00	11/1/16	1,000,000	1,110,490
Puerto Rico Commonwealth, Public Improvement GO
(Insured; National Public Finance Guarantee Corp.)	5.50	7/1/19	2,500,000	2,801,575
Puerto Rico Electric Power Authority, Power Revenue	5.38	7/1/24	1,000,000	1,119,940
Puerto Rico Electric Power Authority,
Power Revenue (Insured; XLCA)	5.50	7/1/17	1,000,000	1,138,430
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/15	3,500,000	3,799,460
Puerto Rico Housing Finance Authority, Capital Fund Program
Revenue (Puerto Rico Housing Administration Projects)	5.00	12/1/18	260,000	272,280
Puerto Rico Housing Finance Authority, Capital Fund Program
Revenue (Puerto Rico Housing Administration Projects)	5.00	12/1/19	270,000	282,407
Puerto Rico Infrastructure Financing Authority,
Revenue (Ports Authority Project)	5.00	12/15/22	2,500,000	2,708,175
Puerto Rico Public Buildings Authority,
Government Facilities Revenue	5.75	7/1/22	1,000,000	1,102,080
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	1,700,000[b]	1,760,520
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	500,000[b]	429,725
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	6.00	8/1/42	2,500,000	2,806,650
Total Long-Term Municipal Investments
(cost $197,993,347)				216,119,731

80

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments—2.2%	Rate (%)	Date	Amount ($)	Value ($)
New York;
New York City, GO Notes (LOC; Fortis Bank)	0.19	9/4/12	1,000,000[c]	1,000,000
New York City, GO Notes (LOC; JPMorgan Chase Bank)	0.16	9/4/12	400,000[c]	400,000
New York City, GO Notes (LOC; JPMorgan Chase Bank)	0.20	9/4/12	1,200,000[c]	1,200,000
New York City, GO Notes (LOC; JPMorgan Chase Bank)	0.20	9/4/12	800,000[c]	800,000
New York City Municipal Water Finance Authority,
Water and Sewer System Second General Resolution
Revenue (Liquidity Facility; Fortis Bank)	0.19	9/4/12	1,600,000[c]	1,600,000
Total Short-Term Municipal Investments
(cost $5,000,000)				5,000,000

Total Investments (cost $202,993,347)			99.2%	221,119,731
Cash and Receivables (Net)			.8%	1,745,491
Net Assets			100.0%	222,865,222

[a] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
c Variable rate demand note—rate shown is the interest rate in effect at August 31, 2012. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

The Funds 81

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipt Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	ROCS	Reset Options Certificates
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SONYMA	State of New York Mortgage Agency
SPEARS	Short Puttable Exempt Adjustable Receipts	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	18.9
AA		Aa		AA	50.8
A		A		A	21.7
BBB		Baa		BBB	7.5
F1		MIG1/P1		SP1/A1	.6
Not Rated[d]		Not Rated[d]		Not Rated[d]	.5
					100.0

† Based on total investments.
[d] Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

82

STATEMENT OF FINANCIAL FUTURES

August 31, 2012

		Market Value		Unrealized
BNY Mellon New York		Covered by		(Depreciation)
Intermediate Tax-Exempt Bond Fund	Contracts	Contracts ($)	Expiration	at 8/31/2012	($)
Financial Futures Short
U.S. Treasury 10 Year Notes	40	(5,348,750)	December 2012	(23,125)

See notes to financial statements.

The Funds 83

STATEMENT OF INVESTMENTS

August 31, 2012

BNY Mellon Municipal Opportunities Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—108.9%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—1.6%
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.50	2/15/16	5,000,000		5,000,350
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.25	1/1/18	5,000,000		5,022,050
Tuscaloosa Public Educational Building Authority,
Student Housing Revenue (Ridgecrest Student Housing,
LLC University of Alabama Ridgecrest Residential
Project) (Insured; Assured Guaranty Municipal Corp.)	6.75	7/1/33	1,100,000		1,318,537
Alaska—.4%
Valdez, Marine Terminal Revenue (BP Pipelines (Alaska) Inc. Project)	5.00	1/1/21	2,500,000		2,989,250
Arizona—.9%
Arizona Board of Regents, Arizona State University
System Revenue (Polytechnic Campus Project)	6.00	7/1/27	750,000		893,205
Arizona Health Facilities Authority, HR (Phoenix Children’s Hospital)	5.00	2/1/42	2,750,000		2,894,402
University Medical Center Corporation, HR	6.00	7/1/39	2,500,000		2,889,975
California—19.1%
California, GO (Various Purpose)	6.50	4/1/33	6,700,000		8,361,131
California, GO (Various Purpose)	5.50	3/1/40	7,950,000		9,123,579
California Health Facilities Financing Authority,
Revenue (Providence Health and Services)	6.50	10/1/38	490,000		583,649
California Health Facilities Financing Authority,
Revenue (Providence Health and Services) (Prerefunded)	6.50	10/1/18	10,000	[a]	13,228
California Infrastructure and Economic Development
Bank, Revenue (The J. David Gladstone Institutes Project)	5.25	10/1/34	750,000		809,812
California Municipal Finance Authority,
Revenue (Emerson College Issue)	6.00	1/1/42	6,000,000		7,093,440
California Municipal Finance Authority,
Revenue (Southwestern Law School)	6.50	11/1/31	300,000		359,739
California State Public Works Board, LR (Judicial
Council of California) (Various Judicial Council Projects)	5.00	12/1/31	2,000,000		2,207,760
California Statewide Communities Development Authority,
Charter School Revenue (Green Dot Public Schools)
(Animo Inglewood Charter High School Project)	7.25	8/1/41	1,000,000		1,103,800
California Statewide Communities Development Authority,
Mortgage Revenue (Methodist Hospital of Southern
California Project) (Collateralized; FHA)	6.75	2/1/38	2,500,000		3,056,225
California Statewide Communities
Development Authority, Revenue (Sutter Health)	6.00	8/15/42	6,000,000		7,201,980
California Statewide Communities Development Authority,
Student Housing Revenue (University of California, Irvine East
Campus Apartments, Phase 1 Refunding—CHF—Irvine, L.L.C.)	5.38	5/15/38	1,500,000		1,603,605
Irvine Reassessment District Number 12-1,
Limited Obligation Improvement Bonds	4.00	9/2/29	1,000,000		1,025,310

84

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
JPMorgan Chase Putters/Drivers Trust (Los Angeles Department
of Airports, Senior Revenue (Los Angeles International Airport))	5.25	5/15/18	10,000,000[b,c]	12,145,900
Los Angeles County Metropolitan Transportation Authority,
Proposition A First Tier Senior Sales Tax Revenue	5.00	7/1/21	5,000,000[d]	6,016,850
Los Angeles Department of Water and Power, Water System Revenue	5.00	7/1/43	6,400,000	7,414,784
Los Angeles Unified School District, GO	5.00	1/1/34	1,000,000	1,129,620
M-S-R Energy Authority, Gas Revenue	7.00	11/1/34	3,730,000	4,964,928
Metropolitan Water District of Southern California,
Water Revenue (Build America Bonds)	6.54	7/1/39	4,600,000	5,470,228
New Haven Unified School District, GO
(Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/32	4,500,000[e]	1,714,545
Newport Beach, Revenue (Hoag Memorial Hospital Presbyterian)	6.00	12/1/40	4,630,000	5,696,104
Northern California Gas Authority Number 1, Gas Project Revenue	1.03	7/1/27	660,000[f]	480,605
Oakland Unified School District, GO (Build America Bonds)	9.50	8/1/34	10,000,000	12,101,800
Sacramento Transportation Authority,
Limited Tax Measure A Sales Tax Revenue	5.00	10/1/24	1,000,000	1,245,300
Sacramento Transportation Authority,
Limited Tax Measure A Sales Tax Revenue	5.00	10/1/25	2,950,000	3,646,053
Sacramento Transportation Authority,
Limited Tax Measure A Sales Tax Revenue	5.00	10/1/26	1,250,000	1,536,750
Sacramento Transportation Authority,
Limited Tax Measure A Sales Tax Revenue	5.00	10/1/27	1,000,000	1,222,280
San Diego County Regional Airport
Authority, Subordinate Airport Revenue	5.00	7/1/34	1,000,000	1,105,920
San Diego Regional Building Authority, LR (County
Operations Center and Annex Redevelopment Project)	5.38	2/1/36	2,000,000	2,258,520
San Diego Unified School District, GO	0.00	7/1/25	4,000,000[e]	2,340,480
San Francisco City and County Redevelopment Financing Authority,
Tax Allocation Revenue (San Francisco Redevelopment Projects)	6.63	8/1/41	1,750,000	2,040,763
San Jose, Airport Revenue (Insured;
Assured Guaranty Municipal Corp.)	6.60	3/1/41	10,000,000	10,995,300
South Bayside Waste Management Authority, Solid Waste
Enterprise Revenue (Shoreway Environmental Center)	6.00	9/1/36	1,000,000	1,113,640
West Contra Costa Unified School
District, GO (Build America Bonds)	8.46	8/1/34	10,000,000	11,930,600
Colorado—.6%
Colorado Health Facilities Authority,
Revenue (Catholic Health Initiatives)	6.00	10/1/23	500,000	598,490
Denver City and County, Airport System Revenue	5.00	11/15/21	1,500,000	1,775,985
Denver City and County, Airport System Revenue
(Insured: Assured Guaranty Municipal Corp. and
National Public Finance Guarantee Corp.)	5.25	11/15/19	1,000,000	1,147,510

The Funds 85

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Colorado (continued)
Northern Colorado Water Conservancy District Building
Corporation, COP (Lease Purchase Agreement)
(Insured; National Public Finance Guarantee Corp.)	5.50	10/1/16	500,000	501,940
Connecticut—1.0%
Connecticut Health and Educational Facilities Authority,
Revenue (Western Connecticut Health Network Issue)	5.38	7/1/41	1,250,000	1,418,062
Connecticut Health and Educational Facilities
Authority, Revenue (Yale University Issue)	5.05	7/1/42	5,000,000	5,761,400
Florida—2.3%
Brevard County Health Facilities Authority,
Health Facilities Revenue (Health First, Inc. Project)	7.00	4/1/39	1,500,000	1,859,520
Florida Municipal Power Agency, All-Requirements
Power Supply Project Revenue	6.25	10/1/31	1,000,000	1,213,800
Jacksonville, Better Jacksonville Sales Tax Revenue	5.00	10/1/30	500,000	577,265
Miami Beach Health Facilities Authority, HR
(Mount Sinai Medical Center of Florida)	4.00	11/15/25	1,500,000	1,495,500
Miami Beach Health Facilities Authority, HR
(Mount Sinai Medical Center of Florida)	5.00	11/15/29	1,000,000	1,090,510
Miami-Dade County, Aviation Revenue (Miami International Airport)	5.50	10/1/41	1,200,000	1,378,140
Miami-Dade County Educational Facilities Authority,
Revenue (University of Miami Issue) (Insured;
Berkshire Hathaway Assurance Corporation)	5.50	4/1/38	600,000	667,920
Miami-Dade County Expressway Authority, Toll System Revenue	5.00	7/1/40	650,000	709,052
Miami-Dade County School Board, COP (Master Lease
Purchase Agreement) (Insured; AMBAC)	5.00	11/1/25	5,000,000	5,399,300
Sarasota County Public Hospital District, HR
(Sarasota Memorial Hospital Project)	5.63	7/1/39	2,000,000	2,201,940
Georgia—2.3%
Burke County Development Authority, PCR
(Oglethorpe Power Corporation Vogtle Project)	7.00	1/1/23	1,000,000	1,196,550
Chatham County Hospital Authority, HR Improvement
(Memorial Health University Medical Center, Inc.) (Prerefunded)	5.75	1/1/14	2,140,000[a]	2,290,142
DeKalb County, GO	5.00	1/1/19	500,000	524,810
DeKalb County, GO (Special Transportation,
Parks and Greenspace and Libraries Tax District)	5.00	12/1/18	750,000	835,170
DeKalb County, Water and Sewerage Revenue	5.25	10/1/41	9,000,000	10,310,400
Municipal Electric Authority of Georgia, GO
(Project One Subordinated Bonds)	5.75	1/1/20	1,000,000	1,208,840
Hawaii—5.5%
Hawaii, GO	5.00	12/1/29	5,000,000	6,047,100
Hawaii Department of Budget and Finance,
Special Purpose Revenue (Hawaiian Electric
Company, Inc. and Subsidiary Projects)	6.50	7/1/39	6,000,000	7,033,500

86

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Hawaii (continued)
Hawaii Department of Budget and Finance,
Special Purpose Senior Living Revenue (Kahala Nui)	5.13	11/15/32	1,000,000		1,062,830
Hawaii Department of Budget and Finance,
Special Purpose Senior Living Revenue (Kahala Nui)	5.25	11/15/37	1,000,000		1,051,150
JPMorgan Chase Putters/Drivers Trust (Hawaii, GO)	5.00	12/1/19	20,000,000	[b,c]	24,786,259
Idaho—.7%
University of Idaho Regents, General Revenue	5.25	4/1/21	4,420,000		5,222,539
Illinois—1.6%
Chicago, General Airport Third Lien Revenue
(Chicago O’Hare International Airport)	5.75	1/1/39	2,500,000		2,947,950
Chicago, General Airport Third Lien Revenue
(Chicago O’Hare International Airport)	6.50	1/1/41	5,000,000		6,200,350
Illinois Finance Authority, Revenue (The Art Institute of Chicago)	6.00	3/1/38	1,000,000		1,142,660
Metropolitan Pier and Exposition Authority,
Revenue (McCormick Place Expansion Project)
(Insured; Assured Guaranty Municipal Corp.)	0.00	6/15/26	2,000,000	[e]	1,122,200
Indiana—.2%
Whiting, Environmental Facilities Revenue
(BP Products North America, Inc.)	2.80	6/2/14	1,570,000		1,630,492
Kentucky—.2%
Kentucky Property and Buildings Commission,
Revenue (Project Number 90)	5.38	11/1/23	1,500,000		1,762,500
Louisiana—2.4%
Jefferson Parish Hospital Service District Number 2,
HR (East Jefferson General Hospital)	6.25	7/1/31	5,000,000		5,889,000
Louisiana Citizens Property Insurance Corporation, Assessment
Revenue (Insured; Assured Guaranty Municipal Corp.)	6.13	6/1/25	4,000,000		4,712,320
Louisiana Public Facilities Authority, Revenue
(CHRISTUS Health Obligated Group)	6.00	7/1/29	1,000,000		1,158,950
Louisiana State University and Agricultural and Mechanical
College Board of Supervisors, Auxiliary Revenue	3.25	7/1/30	1,000,000		1,007,280
New Orleans Aviation Board, Revenue
(Insured; Assured Guaranty Municipal Corp.)	6.00	1/1/23	2,000,000		2,394,000
Saint Charles Parish, Gulf Opportunity Zone Revenue (Valero Project)	4.00	6/1/22	1,750,000		1,883,875
Maine—1.0%
Maine Health and Higher Educational Facilities Authority,
Revenue (MaineGeneral Medical Center Issue)	6.75	7/1/41	2,500,000		2,926,975
Maine Health and Higher Educational Facilities Authority,
Revenue (MaineGeneral Medical Center Issue)	7.00	7/1/41	3,500,000		4,161,220
Maryland—6.1%
Maryland, GO (State and Local Facilities Loan)	4.00	3/15/25	27,810,000		31,350,213
Maryland Economic Development Corporation, EDR (Terminal Project)	5.75	6/1/35	3,500,000		3,831,695

The Funds 87

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Maryland (continued)
Maryland Economic Development Corporation, Port Facilities
Revenue (CNX Marine Terminals Inc. Port of Baltimore Facility)	5.75	9/1/25	1,000,000		1,086,000
Maryland Health and Higher Educational Facilities
Authority, Revenue (Anne Arundel Health System Issue)	6.75	7/1/29	2,000,000		2,451,160
Maryland Health and Higher Educational Facilities
Authority, Revenue (The Johns Hopkins University Issue)	5.00	7/1/41	4,250,000		4,994,770
Maryland Health and Higher Educational Facilities Authority,
Revenue (University of Maryland Medical System Issue)	5.13	7/1/39	250,000		273,615
Massachusetts—4.4%
JPMorgan Chase Putters/Drivers Trust
(Massachusetts, GO Consolidated Loan)	5.00	4/1/19	15,000,000	[b,c]	18,514,875
Massachusetts Development Finance Agency,
Revenue (Tufts Medical Center Issue)	7.25	1/1/32	3,090,000		3,909,592
Massachusetts Development Finance Agency,
Revenue (Tufts Medical Center Issue)	6.75	1/1/36	1,165,000		1,420,077
Massachusetts Development Finance Agency,
Revenue (Tufts Medical Center Issue)	6.88	1/1/41	1,000,000		1,206,300
Massachusetts Development Finance Agency,
SWDR (Dominion Energy Brayton Point Issue)	5.75	5/1/19	2,000,000		2,400,060
Massachusetts Development Finance Agency,
SWDR (Waste Management, Inc. Project)	5.50	5/1/14	1,000,000		1,078,690
Massachusetts Health and Educational Facilities
Authority, Revenue (Simmons College Issue)	7.50	10/1/22	500,000		624,625
Massachusetts Health and Educational Facilities
Authority, Revenue (Simmons College Issue)	8.00	10/1/39	2,000,000		2,349,480
Massachusetts Water Pollution Abatement Trust,
Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	50,000		50,193
Michigan—3.1%
Detroit, Water Supply System Second Lien Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/22	950,000		1,019,350
Detroit, Water Supply System Senior Lien Revenue	5.75	7/1/37	5,000,000		5,549,200
Detroit School District, School Building and
Site Improvement Bonds (GO—Unlimited Tax)	5.00	5/1/29	3,920,000		4,372,995
Michigan Building Authority, Revenue (Facilities Program)	5.38	10/15/41	3,000,000		3,454,890
Michigan Finance Authority, Revenue
(School District of the City of Detroit)	5.00	6/1/19	1,000,000		1,138,370
Michigan Finance Authority, Revenue
(School District of the City of Detroit)	5.00	6/1/20	500,000		568,670
Michigan Strategic Fund, LOR (State of Michigan
Cadillac Place Office Building Project)	5.25	10/15/31	5,500,000		6,266,645
Minnesota—4.9%
JPMorgan Chase Putters/Drivers Trust
(Minnesota, GO (Various Purpose))	5.00	8/1/18	17,125,000	[b,c]	21,634,130

88

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Minnesota (continued)
JPMorgan Chase Putters/Drivers Trust
(Minnesota, GO (Various Purpose))	5.00	8/1/18	10,000,000[b,c]	12,686,200
Minneapolis, Health Care System
Revenue (Fairview Health Services)	6.63	11/15/28	1,000,000	1,198,480
Mississippi—.2%
Warren County, Gulf Opportunity Zone Revenue
(International Paper Company Projects)	5.80	5/1/34	1,500,000	1,675,620
Missouri—.1%
Cape Girardeau County Industrial Development Authority,
Health Facilities Revenue (Saint Francis Medical Center)	5.50	6/1/34	385,000	395,988
Nevada—1.6%
Clark County, Airport System Revenue (Build America Bonds)	6.88	7/1/42	10,000,000	11,733,100
New Hampshire—.7%
New Hampshire, Turnpike System Revenue	5.00	2/1/22	2,350,000[d]	2,834,781
New Hampshire, Turnpike System Revenue	5.00	2/1/24	1,775,000[d]	2,110,226
New Jersey—3.0%
New Jersey, COP (Equipment Lease Purchase Agreement)	5.25	6/15/28	1,000,000	1,131,650
New Jersey Economic Development
Authority, Cigarette Tax Revenue	5.00	6/15/26	2,500,000	2,805,550
New Jersey Economic Development
Authority, Cigarette Tax Revenue	5.00	6/15/28	2,000,000	2,231,800
New Jersey Educational Facilities Authority, Revenue
(University of Medicine and Dentistry of New Jersey Issue)	7.50	12/1/32	2,000,000	2,510,620
New Jersey Health Care Facilities Financing Authority, Revenue
(Saint Peter’s University Hospital Obligated Group Issue)	6.00	7/1/26	2,500,000	2,839,950
New Jersey Health Care Facilities Financing Authority, Revenue
(Saint Peter’s University Hospital Obligated Group Issue)	6.25	7/1/35	1,500,000	1,715,955
New Jersey Transportation Trust Fund
Authority (Transportation System)	0.00	12/15/29	5,000,000[e]	2,439,200
New Jersey Turnpike Authority, Turnpike Revenue	5.00	1/1/30	5,000,000	5,885,100
New York—13.9%
Albany Industrial Development Agency, Civic Facility
Revenue (Saint Peter’s Hospital of the City of Albany Project)	5.75	11/15/22	4,225,000	4,815,655
Brooklyn Arena Local Development Corporation,
PILOT Revenue (Barclays Center Project)	6.00	7/15/30	8,000,000	9,357,280
Hudson Yards Infrastructure Corporation,
Hudson Yards Senior Revenue	5.75	2/15/47	5,000,000	5,875,150
Metropolitan Transportation Authority, Transportation Revenue	6.50	11/15/28	665,000	853,348
New York City, GO	6.00	10/15/23	500,000	635,495
New York City Industrial Development Agency, PILOT
Revenue (Queens Baseball Stadium Project)
(Insured; Assured Guaranty Municipal Corp.)	6.50	1/1/46	325,000	383,880

The Funds 89

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York City Industrial Development Agency, PILOT
Revenue (Yankee Stadium Project) (Insured;
Assured Guaranty Municipal Corp.)	7.00	3/1/49	1,300,000	1,596,140
New York City Industrial Development Agency, PILOT
Revenue (Yankee Stadium Project) (Insured; FGIC)	2.45	3/1/20	5,000,000[f]	4,730,850
New York City Industrial Development Agency,
Senior Airport Facilities Revenue (Transportation
Infrastructure Properties, LLC Obligated Group)	5.00	7/1/28	5,000,000	5,296,500
New York City Municipal Water Finance Authority,
Water and Sewer System Revenue	5.75	12/15/16	5,090,000[b,c]	6,140,983
New York City Municipal Water Finance Authority,
Water and Sewer System Revenue	5.75	12/15/16	9,000,000[b,c]	10,858,320
New York City Municipal Water Finance Authority, Water and
Sewer System Second General Resolution Revenue	5.00	6/15/45	13,070,000	14,885,031
New York Liberty Development Corporation,
Liberty Revenue (4 World Trade Center Project)	5.75	11/15/51	5,000,000	5,928,300
New York Liberty Development Corporation,
Liberty Revenue (7 World Trade Center Project)	5.00	3/15/44	2,000,000	2,154,800
New York State Dormitory Authority, Revenue (Yeshiva University)	5.00	11/1/40	500,000	556,490
New York State Dormitory Authority,
State Personal Income Tax Revenue (Education)	5.75	3/15/36	1,000,000	1,218,360
New York State Dormitory Authority, Third General Resolution
Revenue (State University Educational Facilities Issue)	5.00	11/15/19	10,000,000[b,c]	12,394,200
Port Authority of New York and New Jersey, Special Project
Revenue (JFK International Air Terminal LLC Project)	6.00	12/1/42	5,000,000	5,810,900
Triborough Bridge and Tunnel Authority,
General Revenue (MTA Bridges and Tunnels)	0.00	11/15/27	3,200,000[e]	1,948,608
Triborough Bridge and Tunnel Authority,
General Revenue (MTA Bridges and Tunnels)	0.00	11/15/28	2,500,000[e]	1,460,625
Triborough Bridge and Tunnel Authority,
General Revenue (MTA Bridges and Tunnels)	0.00	11/15/30	2,400,000[e]	1,279,032
Triborough Bridge and Tunnel Authority,
General Revenue (MTA Bridges and Tunnels)	0.00	11/15/31	1,750,000[e]	887,110
Triborough Bridge and Tunnel Authority,
General Revenue (MTA Bridges and Tunnels)	0.00	11/15/32	4,000,000[e]	1,941,720
Westchester County Health Care Corporation, Senior Lien Revenue	5.13	11/1/41	500,000	549,430
North Carolina—1.4%
North Carolina Eastern Municipal Power
Agency, Power System Revenue	5.00	1/1/26	2,500,000	2,833,350
North Carolina Eastern Municipal Power Agency, Power System
Revenue (Insured; Assured Guaranty Municipal Corp.)	6.00	1/1/19	250,000	286,070
North Carolina Medical Care Commission, Health Care
Facilities Revenue (Duke University Health System)	5.00	6/1/42	5,000,000	5,652,250
Union County, Limited Obligation Bonds
(Installment Financing Contract)	5.00	12/1/23	1,000,000	1,246,140

90

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Ohio—.3%
Cleveland, Airport System Revenue (Insured;
Assured Guaranty Municipal Corp.)	5.00	1/1/31	1,000,000	1,108,840
Montgomery County, Revenue (Catholic Health Initiatives)	6.25	10/1/33	1,000,000	1,182,200
Oregon—.3%
Oregon Health and Science University, Revenue	5.75	7/1/39	2,000,000	2,311,380
Pennsylvania—1.9%
Clairton Municipal Authority, Sewer Revenue	5.00	12/1/37	2,000,000	2,052,320
Clairton Municipal Authority, Sewer Revenue	5.00	12/1/42	1,000,000	1,022,150
Pennsylvania Higher Educational Facilities Authority, Revenue
(The Foundation for Indiana University of Pennsylvania Student
Housing Project at Indiana University of Pennsylvania)	5.00	7/1/32	650,000	697,190
Pennsylvania Higher Educational Facilities Authority,
Revenue (University of Pennsylvania Health System)	5.75	8/15/41	2,550,000	2,990,997
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.30	12/1/41	6,400,000	7,081,152
South Carolina—.2%
Rock Hill, Combined Utility System Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.25	1/1/27	1,000,000	1,181,490
Texas—13.7%
Central Texas Regional Mobility Authority, Senior Lien Revenue	6.00	1/1/41	5,000,000	5,829,650
Clifton Higher Education Finance Corporation,
Education Revenue (IDEA Public Schools)	5.50	8/15/31	1,250,000	1,368,275
Clifton Higher Education Finance Corporation,
Education Revenue (IDEA Public Schools)	5.00	8/15/32	2,000,000	2,147,580
Clifton Higher Education Finance Corporation,
Education Revenue (IDEA Public Schools)	5.75	8/15/41	1,000,000	1,099,010
Clifton Higher Education Finance Corporation,
Education Revenue (IDEA Public Schools)	5.00	8/15/42	2,750,000	2,883,842
Forney Independent School District,
Unlimited Tax School Building Bonds
(Permanent School Fund Guarantee Program)	5.75	8/15/33	1,000,000	1,221,870
Harris County Health Facilities Development Corporation,
HR (Memorial Hermann Healthcare System)	7.00	12/1/27	1,000,000	1,233,160
Houston, Airport System Subordinate Lien Revenue	5.00	7/1/32	500,000	557,735
Houston, Airport System Subordinate Lien Revenue	5.00	7/1/32	2,000,000	2,291,580
Houston Higher Education Finance Corporation,
Higher Education Revenue (Cosmos Foundation, Inc.)	5.88	5/15/21	1,000,000	1,128,010
Houston Higher Education Finance Corporation,
Higher Education Revenue (Cosmos Foundation, Inc.)	6.50	5/15/31	2,800,000	3,353,420
Houston Higher Education Finance Corporation,
Higher Education Revenue (Cosmos Foundation, Inc.)	6.88	5/15/41	3,000,000	3,663,150
Liberty Hill Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	5.00	8/1/40	6,500,000	7,413,120
North Texas Education Finance Corporation,
Education Revenue (Uplift Education)	4.88	12/1/32	3,630,000	3,824,169

The Funds 91

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Texas (continued)
North Texas Education Finance Corporation,
Education Revenue (Uplift Education)	5.13	12/1/42	1,500,000	1,590,255
North Texas Tollway Authority, First Tier System Revenue	6.00	1/1/38	7,000,000	8,224,650
North Texas Tollway Authority, First Tier System Revenue	5.00	1/1/42	20,000,000[d]	22,037,200
North Texas Tollway Authority, Special Projects System Revenue	5.50	9/1/41	2,500,000	2,973,475
Texas Private Activity Bond Surface Transportation
Corporation, Senior Lien Revenue (LBJ Infrastructure
Group LLC IH-635 Managed Lanes Project)	7.00	6/30/40	7,000,000	8,563,310
Texas Private Activity Bond Surface Transportation Corporation,
Senior Lien Revenue (NTE Mobility Partners LLC North
Tarrant Express Managed Lanes Project)	7.50	12/31/31	2,500,000	3,134,325
Texas Turnpike Authority, First Tier Revenue
(Central System Turnpike System) (Insured; AMBAC)	5.00	8/15/42	3,500,000	3,501,050
Waco Education Finance Corporation,
Revenue (Baylor University Issue)	5.00	3/1/43	10,000,000	11,451,300
Virginia—2.5%
Virginia Small Business Financing Authority, Senior Lien
Revenue (95 Express Lanes LLC Project)	5.00	7/1/34	1,500,000	1,582,290
Virginia Small Business Financing Authority, Senior Lien
Revenue (95 Express Lanes LLC Project)	5.00	1/1/40	3,000,000	3,141,060
Virginia Small Business Financing Authority, Senior Lien
Revenue (Elizabeth River Crossing Opco, LLC Project)	5.25	1/1/32	4,000,000	4,366,920
Virginia Small Business Financing Authority, Senior Lien
Revenue (Elizabeth River Crossing Opco, LLC Project)	6.00	1/1/37	2,000,000	2,297,860
Virginia Small Business Financing Authority, Senior Lien
Revenue (Elizabeth River Crossing Opco, LLC Project)	5.50	1/1/42	6,155,000	6,809,461
Washington—4.3%
Energy Northwest, Electric Revenue (Columbia Generating Station)	5.00	7/1/21	8,000,000	10,059,600
Washington, GO (Motor Vehicle Fuel Tax)	4.00	8/1/29	4,615,000	5,093,668
Washington, GO (Motor Vehicle Fuel Tax)	4.00	8/1/30	7,095,000	7,766,471
Washington, GO (Various Purpose)	4.00	8/1/30	7,590,000	8,308,318
Wisconsin—1.0%
Oneida Tribe of Indians, Retail Sales Revenue	6.50	2/1/31	1,325,000[c]	1,530,110
Southeast Wisconsin Professional Baseball Park District, Sales Tax
Revenue (Insured; National Public Finance Guarantee Corp.)	5.50	12/15/23	1,000,000	1,263,950
Wisconsin, General Fund Annual Appropriation Bonds	5.38	5/1/25	1,000,000	1,188,000
Wisconsin, General Fund Annual Appropriation Bonds	5.75	5/1/33	1,500,000	1,792,005
Wisconsin, General Fund Annual Appropriation Bonds	6.00	5/1/33	1,000,000	1,241,760
U.S. Related—5.5%
Guam, Business Privilege Tax Revenue	5.13	1/1/42	1,500,000	1,669,200
Guam, Hotel Occupancy Tax Revenue	6.00	11/1/26	2,500,000	2,939,500
Guam, Hotel Occupancy Tax Revenue	6.13	11/1/31	5,000,000	5,805,200
Guam, Hotel Occupancy Tax Revenue	6.50	11/1/40	2,000,000	2,352,600

92

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Related (continued)
Guam Government Department of Education, COP
(John F. Kennedy High School Project)	6.63	12/1/30	1,000,000		1,090,450
Puerto Rico Commonwealth, Public Improvement GO	6.00	7/1/40	9,000,000		9,964,080
Puerto Rico Commonwealth, Public Improvement GO	5.75	7/1/41	2,000,000		2,139,060
Puerto Rico Electric Power Authority, Power Revenue	5.00	7/1/22	2,000,000		2,198,140
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/17	750,000		822,203
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	6,000,000	[g]	6,213,600
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	750,000	[g]	644,588
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	5.38	8/1/39	1,500,000		1,605,840
Virgin Islands Public Finance Authority, Subordinated Revenue
(Virgin Islands Matching Fund Loan Note—Diageo Project)	6.75	10/1/37	2,000,000		2,365,760
Total Long-Term Municipal Investments
(cost $717,961,575)					789,112,774

Short-Term Municipal Investments—5.0%
Colorado—.8%
Colorado Health Facilities Authority, HR, Refunding (North Colorado
Medical Center, Inc. Project) (LOC; Wells Fargo Bank)	0.21	9/4/12	4,900,000	[h]	4,900,000
Florida—.4%
Alachua County Health Facilities Authority, Continuing Care
Retirement Community Revenue (Oak Hammock at the
University of Florida Project) (LOC; Bank of Scotland PLC)	0.23	9/4/12	200,000	[h]	200,000
Orange County School Board, COP (Master Lease
Purchase Agreement) (LOC; Wells Fargo Bank)	0.21	9/4/12	2,300,000	[h]	2,300,000
Sarasota County Public Hospital District, HR, Refunding
(Sarasota Memorial Hospital Project) (LOC: Northern Trust Co.)	0.18	9/4/12	475,000	[h]	475,000
Indiana—.0%
Indiana Health and Educational Facility Financing Authority, HR
(Howard Regional Health System Project) (LOC; Harris NA)	0.23	9/4/12	100,000	[h]	100,000
Iowa—.0%
Iowa Higher Education Loan Authority, Private College
Facility Revenue (University of Dubuque Project)
(LOC; Northern Trust Company)	0.20	9/4/12	100,000	[h]	100,000
Iowa Higher Education Loan Authority, Private College
Facility Revenue, Refunding (Cornell College
Project) (LOC; JPMorgan Chase Bank)	0.20	9/4/12	100,000	[h]	100,000
Kentucky—.0%
Trimble County, Lease Program Revenue (Kentucky
Association of Counties Leasing Trust) (LOC; U.S. Bank NA)	0.18	9/4/12	100,000	[h]	100,000

The Funds 93

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Michigan—.2%
Green Lake Township Economic Development Corporation,
Revenue, Refunding (Interlochen Center for the
Arts Project) (LOC; Bank One NA)	0.18	9/4/12	1,700,000	[h]	1,700,000
Missouri—.7%
Missouri Development Finance Board, Infrastructure
Facilities Revenue (Saint Louis Convention Center
Hotel Garage Project) (LOC; U.S. Bank NA)	0.21	9/4/12	4,940,000	[h]	4,940,000
Missouri Health and Educational Facilities Authority,
Educational Facilities Revenue (Ranken Technology
College) (LOC; Northern Trust Company)	0.20	9/4/12	200,000	[h]	200,000
New Hampshire—1.2%
New Hampshire Business Finance Authority, Revenue
(Huggins Hospital Issue) (LOC; TD Bank)	0.21	9/4/12	2,200,000	[h]	2,200,000
New Hampshire Business Finance Authority, Revenue
(Littleton Regional Hospital Issue) (LOC; TD Bank)	0.21	9/4/12	1,300,000	[h]	1,300,000
New Hampshire Health and Education Facilities
Authority, Revenue (Dartmouth College Issue)
(Liquidity Facility; JPMorgan Chase Bank)	0.21	9/4/12	4,600,000	[h]	4,600,000
New York—.1%
New York City, GO Notes (LOC; JPMorgan Chase Bank)	0.20	9/4/12	1,000,000	[h]	1,000,000
Ohio—.3%
Cleveland-Cuyahoga County Port Authority, Educational Facility
Revenue (Laurel School Project) (LOC; JPMorgan Chase Bank)	0.20	9/4/12	2,200,000	[h]	2,200,000
Pennsylvania—.1%
Delaware County Industrial Development Authority,
Airport Facilities Revenue (United Parcel Service Project)	0.20	9/4/12	500,000	[h]	500,000
Vermont—.5%
Vermont Educational and Health Buildings Financing Agency,
Revenue (Brattleboro Memorial Hospital Project) (LOC; TD Bank)	0.21	9/4/12	700,000	[h]	700,000
Vermont Educational and Health Buildings Financing
Agency, Revenue (Southwestern Vermont
Medical Center Project) (LOC; TD Bank)	0.21	9/4/12	3,100,000	[h]	3,100,000
Virginia—.5%
Virginia Commonwealth University Health System Authority,
General Revenue (LOC; Branch Banking and Trust Co.)	0.19	9/4/12	3,740,000	[h]	3,740,000

94

BNY Mellon Municipal Opportunities Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Washington—.2%
Washington Health Care Facilities Authority, Revenue
(MultiCare Health System) (LOC; Barclays Bank PLC)	0.20	9/4/12	1,200,000	[h]	1,200,000
Washington Housing Finance Commission, Nonprofit Revenue
(Tacoma Art Museum Project) (LOC; Northern Trust Co.)	0.20	9/4/12	200,000	[h]	200,000
Wisconsin—.0%
Public Finance Authority, Continuing Care Retirement
Community Revenue (The Glenridge on Palmer
Ranch, Inc. Project) (LOC; Bank of Scotland PLC)	0.23	9/4/12	100,000	[h]	100,000
Wisconsin Health and Educational Facilities Authority,
Revenue (Alverno College Project) (LOC; Allied Irish Banks)	0.23	9/4/12	100,000	[h]	100,000
Total Short-Term Municipal Investments
(cost $36,055,000)					36,055,000

Total Investments (cost $754,016,575)			113.9%		825,167,774
Liabilities, Less Cash and Receivables			(13.9%)		(100,897,380)
Net Assets			100.0%		724,270,394

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Collateral for floating rate borrowings.
c Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2012, these securities were valued at $120,690,977 or 16.7% of net assets.
[d] Purchased on a delayed delivery basis.
e Security issued with a zero coupon. Income is recognized through the accretion of discount.
f Variable rate security—interest rate subject to periodic change.
g Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[h] Variable rate demand note—rate shown is the interest rate in effect at August 31, 2012. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

The Funds 95

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipt Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	ROCS	Reset Options Certificates
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SONYMA	State of New York Mortgage Agency
SPEARS	Short Puttable Exempt Adjustable Receipts	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	8.7
AA		Aa		AA	37.0
A		A		A	22.8
BBB		Baa		BBB	24.8
BB		Ba		BB	.1
B		B		B	.1
F1		MIG1/P1		SP1/A1	4.6
Not Rated[i]		Not Rated[i]		Not Rated[i]	1.9
					100.0

† Based on total investments.
i Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

96

STATEMENT OF FINANCIAL FUTURES

August 31, 2012

		Market Value		Unrealized
BNY Mellon		Covered by		(Depreciation)
Municipal Opportunities Fund	Contracts	Contracts ($)	Expiration	at 8/31/2012($)
Financial Futures Short
U.S. Treasury 10 Year Notes	500	(66,859,375)	December 2012	(289,063)
U.S. Treasury Long Bond	300	(45,421,875)	December 2012	(187,500)
U.S. Treasury Ultra Long Bond	600	(101,400,000)	December 2012	(712,500)
Gross Unrealized Depreciation				(1,189,063)

See notes to financial statements.

The Funds 97

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2012

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	National	National	Pennsylvania	Massachusetts
	Intermediate	Short-Term	Intermediate	Intermediate
	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund
Assets ($):
Investments in securities—
See Statement of Investments†	1,747,756,070	1,249,744,918	408,233,533	352,848,698
Cash	—	6,950,572	—	—
Cash on Initial Margin—Note 5	374,000	—	99,000	77,000
Interest receivable	18,973,682	11,244,389	4,950,379	3,372,950
Receivable for investment securites sold	4,022,334	5,731,000	—	94,000
Prepaid expenses and other receivables	26,229	21,993	18,785	16,432
	1,771,152,315	1,273,692,872	413,301,697	356,409,080
Liabilities ($):
Due to The Dreyfus Corporation
and affiliates—Note 4(c)	554,718	387,749	191,692	120,010
Due to Administrator—Note 4(a)	181,163	126,562	43,396	37,186
Cash overdraft due to Custodian	1,157,590	—	989,986	217,221
Payable for investment securities purchased	32,322,623	25,582,004	—	—
Payable for shares of Beneficial Interest redeemed	1,042,401	2,389,889	83,507	176,516
Payable for futures variation margin—Note 5	197,923	—	52,391	40,749
Accrued expenses and other liabilities	106,560	67,938	49,501	63,401
	35,562,978	28,554,142	1,410,473	655,083
Net Assets ($)	1,735,589,337	1,245,138,730	411,891,224	355,753,997
Composition of Net Assets ($):
Paid—in capital	1,593,573,299	1,227,361,569	378,932,193	323,912,354
Accumulated net realized gain (loss) on investments	7,934,444	(66,854)	2,217,995	3,794,041
Accumulated net unrealized appreciation (depreciation)
on investments [including ($196,563) (depreciation)
on financial futures for BNY Mellon National Intermediate
Municipal Bond Fund, ($52,031) (depreciation) on
financial futures for BNY Mellon Pennsylvania
Intermediate Municipal Bond Fund and ($40,469)
(depreciation) on financial futures for BNY Mellon
Massachusetts Intermediate Municipal Bond Fund]	134,081,594	17,844,015	30,741,036	28,047,602
Net Assets ($)	1,735,589,337	1,245,138,730	411,891,224	355,753,997
Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,697,522,432	1,241,129,412	403,371,208	346,646,579
Shares Outstanding	121,418,131	95,392,733	30,665,305	25,597,630
Net Asset Value Per Share ($)	13.98	13.01	13.15	13.54
Investor Shares
Net Assets ($)	38,066,905	4,009,318	8,520,016	9,107,418
Shares Outstanding	2,725,739	308,525	648,432	672,586
Net Asset Value Per Share ($)	13.97	13.00	13.14	13.54
† Investments at cost ($)	1,613,477,913	1,231,900,903	377,440,466	324,760,627

See notes to financial statements.

98

	BNY Mellon
	New York	BNY Mellon
	Intermediate	Municipal
	Tax-Exempt Bond Fund	Opportunities Fund
Assets ($):
Investments in securities—See Statement of Investments†	221,119,731	825,167,774
Cash on Initial Margin—Note 5	44,000	3,940,000
Interest receivable	2,378,913	8,139,097
Receivable for investment securites sold	6,500	20,600,577
Prepaid expenses and other receivables	18,531	35,096
	223,567,675	857,882,544
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(c)	79,571	331,410
Due to Administrator—Note 4(a)	23,268	76,145
Cash overdraft due to Custodian	448,023	4,961,906
Payable for investment securities purchased	—	65,072,917
Payable for floating rate notes issued—Note 5	—	61,205,000
Payable for shares of Beneficial Interest redeemed	67,366	649,425
Payable for future variation margin—Note 5	23,285	1,191,063
Interest and expense payable related
to floating rate notes issued—Note 5	—	124,284
Accrued expenses and other liabilities	60,940	—
	702,453	133,612,150
Net Assets ($)	222,865,222	724,270,394
Composition of Net Assets ($):
Paid—in capital	202,554,629	654,220,010
Accumulated net realized gain (loss) on investments	2,207,334	88,248
Accumulated net unrealized appreciation (depreciation) on investments
[including ($23,125) (depreciation) on financial futures for BNY Mellon
New York Intermediate Tax-Exempt Bond Fund and ($1,189,063) (depreciation)
on financial futures for BNY Mellon Municipal Opportunities Fund]	18,103,259	69,962,136
Net Assets ($)	222,865,222	724,270,394
Net Asset Value Per Share
Class M Shares
Net Assets ($)	203,768,033	721,942,579
Shares Outstanding	17,094,906	53,776,486
Net Asset Value Per Share ($)	11.92	13.42
Investor Shares
Net Assets ($)	19,097,189	2,327,815
Shares Outstanding	1,601,190	173,393
Net Asset Value Per Share ($)	11.93	13.43
† Investments at cost ($)	202,993,347	754,016,575

See notes to financial statements.

The Funds 99

STATEMENT OF OPERATIONS

Year Ended August 31, 2012

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	National	National	Pennsylvania	Massachusetts
	Intermediate	Short-Term	Intermediate	Intermediate
	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund
Investment Income ($):
Interest Income	60,863,499	19,619,165	16,437,117	12,864,153
Expenses:
Investment advisory fee—Note 4(a)	5,819,642	4,074,604	2,106,003	1,235,733
Administration fee—Note 4(a)	2,070,774	1,449,849	524,595	439,728
Trustees’ fees and expenses—Note 4(d)	120,485	100,189	37,915	29,856
Shareholder servicing costs—Note 4(c)	101,189	9,049	22,993	22,404
Custodian fees—Note 4(c)	92,269	80,420	32,673	27,879
Legal fees	52,691	21,966	10,123	11,698
Registration fees	43,422	45,745	27,088	36,960
Auditing fees	33,130	30,897	33,232	33,931
Prospectus and shareholders’ reports	17,877	10,160	6,558	7,636
Loan commitment fees—Note 3	12,126	10,888	4,077	3,405
Distribution plan fees—Note 4(b)	234	—	—	35
Interest expense—Note 3	—	154	—	—
Miscellaneous	101,425	84,942	47,297	52,581
Total Expenses	8,465,264	5,918,863	2,852,554	1,901,846
Less—reduction in fees due to
earnings credits—Note 4(c)	(25)	(3)	(2)	(8)
Net Expenses	8,465,239	5,918,860	2,852,552	1,901,838
Investment Income—Net	52,398,260	13,700,305	13,584,565	10,962,315
Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments	10,984,329	993,238	6,139,222	4,710,436
Net realized gain (loss) on financial futures	(4,955,598)	—	(1,311,776)	(1,020,270)
Net Realized Gain (Loss)	6,028,731	993,238	4,827,446	3,690,166
Net unrealized appreciation
(depreciation) on investments	54,812,082	984,819	7,038,747	7,131,761
Net unrealized appreciation
(depreciation) on financial futures	2,324,218	—	615,235	478,515
Net Unrealized Appreciation (Depreciation)	57,136,300	984,819	7,653,982	7,610,276
Net Realized and Unrealized
Gain (Loss) on Investments	63,165,031	1,978,057	12,481,428	11,300,442
Net Increase in Net Assets
Resulting from Operations	115,563,291	15,678,362	26,065,993	22,262,757

See notes to financial statements.

100

	BNY Mellon	BNY Mellon
	New York Intermediate	Municipal
	Tax-Exempt Bond Fund	Opportunities Fund
Investment Income ($):
Interest Income	7,575,874	29,148,187
Expenses:
Investment advisory fee—Note 4(a)	1,038,471	3,187,048
Administration fee—Note 4(a)	258,662	793,574
Interest and expense for floating rate notes issued—Note 5	—	406,346
Shareholder servicing costs—Note 4(c)	49,041	5,001
Auditing fees	39,179	33,854
Registration fees	28,551	47,824
Custodian fees—Note 4(c)	17,454	54,289
Trustees’ fees and expenses—Note 4(d)	15,847	45,597
Prospectus and shareholders’ reports	11,531	8,134
Legal fees	5,951	19,381
Loan commitment fees—Note 3	1,951	5,244
Miscellaneous	57,451	53,651
Total Expenses	1,524,089	4,659,943
Less—reduction in expenses due to undertaking—Note 4(a)	(250,519)	—
Less—reduction in fees due to earnings credits—Note 4(c)	(30)	(2)
Net Expenses	1,273,540	4,659,941
Investment Income—Net	6,302,334	24,488,246
Realized and Unrealized Gain (Loss) on Investments—Note 5 ($):
Net realized gain (loss) on investments	2,746,424	28,665,866
Net realized gain (loss) on financial futures	(583,012)	(18,897,008)
Net realized gain (loss) options transactions	—	(147,275)
Net Realized Gain (Loss)	2,163,412	9,621,583
Net unrealized appreciation (depreciation) on investments	6,127,085	41,605,749
Net unrealized appreciation (depreciation) on financial futures	273,438	2,236,312
Net Unrealized Appreciation (Depreciation)	6,400,523	43,842,061
Net Realized and Unrealized Gain (Loss) on Investments	8,563,935	53,463,644
Net Increase in Net Assets Resulting from Operations	14,866,269	77,951,890

See notes to financial statements.

The Funds 101

STATEMENT OF CASH FLOWS

August 31, 2012

BNY Mellon Municipal Opportunities Fund
Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(826,235,076)
Proceeds from sale of portfolio securities	702,430,932
Financial futures transactions	(17,220,571)
Option transactions	(147,275)
Net purchase of short-term portfolio securities	(26,780,000)
Interest received	28,542,622
Operating expenses paid	(1,502,244)
Cash paid to The Dreyfus Corporation for investment advisory fee	(3,091,299)	(144,002,911)
Cash Flows from Financing Activities ($):
Net Beneficial Interest transactions		158,568,386
Dividends paid		(17,957,500)
Increase in cash overdraft due to Custodian		3,392,025
Cash at beginning of period		0
Cash at end of period		(0)
Reconciliation of Net Increase in Net Assets Resulting from
Operations to Net Cash Used by Operating Activities ($):
Net Increase in Net Assets Resulting From Operations		77,951,890
Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities ($):
Purchases of portfolio securities		(826,235,076)
Proceeds from sales of portfolio securities		702,430,932
Financial futures transactions		(17,220,571)
Option transactions		(147,275)
Net purchase of short-term portfolio securities		(26,780,000)
Increase in interest receivable		(2,100,468)
Increase in prepaid expenses		(11,120)
Increase in Due to The Dreyfus Corporation		95,749
Increase in Due to Administrator		22,101
Increase in interest and expense payable related to floating rate notes issued		34,438
Decrease in accrued expenses and other liabilities		(40,333)
Net realized gain on investments, financial futures and options transactions		(9,621,583)
Net unrealized appreciation on investments and financial futures		(43,842,061)
Net amortization of premiums on investments		1,460,466
Net Cash Used by Operating Activities		(144,002,911)
Supplemental non-cash financing disclosure:
Reinvestment of dividends		6,218,300

102

STATEMENT OF CHANGES IN NET ASSETS

	BNY Mellon National Intermediate		BNY Mellon National Short-Term
	Municipal Bond Fund		Municipal Bond Fund
	Year Ended August 31,		Year Ended August 31,
	2012[a]	2011	2012	2011
Operations ($):
Investment income—net	52,398,260	56,855,743	13,700,305	14,366,171
Net realized gain (loss) on investments	6,028,731	2,413,939	993,238	551,530
Net unrealized appreciation (depreciation) on investments	57,136,300	(30,670,758)	984,819	(1,849,883)
Net Increase (Decrease) in Net Assets
Resulting from Operations	115,563,291	28,598,924	15,678,362	13,067,818
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(50,905,720)	(55,351,649)	(13,635,591)	(14,287,423)
Investor Shares	(1,155,316)	(1,172,675)	(32,144)	(37,079)
Dreyfus Premier Shares	(1,170)	(3,074)	—	—
Net realized gain on investments:
Class M Shares	(58,171)	(9,584,383)	—	—
Investor Shares	(1,569)	(208,965)	—	—
Dreyfus Premier Shares	(3)	(715)	—	—
Total Dividends	(52,121,949)	(66,321,461)	(13,667,735)	(14,324,502)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	388,344,807	325,713,494	752,779,194	745,588,285
Investor Shares	18,114,581	24,852,532	8,153,985	9,654,306
Dreyfus Premier Shares	237	617	—	—
Dividends reinvested:
Class M Shares	6,244,171	11,909,817	3,431,867	3,634,774
Investor Shares	699,051	871,371	23,413	20,763
Dreyfus Premier Shares	—	244	—	—
Cost of shares redeemed:
Class M Shares	(294,488,925)	(402,966,796)	(605,418,416)	(720,325,268)
Investor Shares	(23,562,985)	(17,796,785)	(8,196,436)	(8,002,347)
Dreyfus Premier Shares	(105,177)	(14,621)	—	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	95,245,760	(57,430,127)	150,773,607	30,570,513
Total Increase (Decrease) in Net Assets	158,687,102	(95,152,664)	152,784,234	29,313,829
Net Assets ($):
Beginning of Period	1,576,902,235	1,672,054,899	1,092,354,496	1,063,040,667
End of Period	1,735,589,337	1,576,902,235	1,245,138,730 1,092,354,496

The Funds 103

STATEMENT OF CHANGES IN NET ASSETS (continued)

	BNY Mellon National Intermediate		BNY Mellon National Short-Term
	Municipal Bond Fund		Municipal Bond Fund
	Year Ended August 31,		Year Ended August 31,
	2012[a]	2011	2012	2011
Capital Share Transactions:
Class M Shares
Shares sold	28,248,506	24,656,277	57,983,432	57,722,325
Shares issued for dividends reinvested	453,507	905,280	264,380	281,309
Shares redeemed	(21,411,046)	(30,570,651)	(46,629,162)	(55,789,246)
Net Increase (Decrease) in Shares Outstanding	7,290,967	(5,009,094)	11,618,650	2,214,388
Investor Shares[b]
Shares sold	1,323,229	1,882,584	628,933	748,410
Shares issued for dividends reinvested	50,854	66,043	1,805	1,607
Shares redeemed	(1,716,591)	(1,350,880)	(632,148)	(621,431)
Net Increase (Decrease) in Shares Outstanding	(342,508)	597,747	(1,410)	128,586
Dreyfus Premier Shares[b]
Shares sold	17	47	—	—
Shares issued for dividends reinvested	—	18	—	—
Shares redeemed	(7,669)	(1,126)	—	—
Net Increase (Decrease) in Shares Outstanding	(7,652)	(1,061)	—	—

a Effective as of the close of business on March 13, 2012, the fund no longer offers Dreyfus Premier shares.
b During the period ended August 31, 2012, 1 Dreyfus Premier share of BNY Mellon National Intermediate Municipal Bond Fund representing $17 was automatically converted to 1 Investor share.

See notes to financial statements.

104

	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
		Year Ended August 31,
	2012	2011
Operations ($):
Investment income—net	13,584,565	16,727,021
Net realized gain (loss) on investments	4,827,446	(114,431)
Net unrealized appreciation (depreciation) on investments	7,653,982	(9,107,869)
Net Increase (Decrease) in Net Assets
Resulting from Operations	26,065,993	7,504,721
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(13,289,825)	(16,374,997)
Investor Shares	(268,889)	(307,935)
Total Dividends	(13,558,714)	(16,682,932)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	34,679,794	31,935,369
Investor Shares	2,084,794	3,374,139
Dividends reinvested:
Class M Shares	662,149	731,683
Investor Shares	98,474	94,258
Cost of shares redeemed:
Class M Shares	(64,834,148)	(103,950,517)
Investor Shares	(3,046,840)	(3,543,447)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(30,355,777)	(71,358,515)
Total Increase (Decrease) in Net Assets	(17,848,498)	(80,536,726)
Net Assets ($):
Beginning of Period	429,739,722	510,276,448
End of Period	411,891,224	429,739,722
Capital Share Transactions (Shares):
Class M Shares
Shares sold	2,673,353	2,553,355
Shares issued for dividends reinvested	50,980	58,398
Shares redeemed	(5,000,188)	(8,332,855)
Net Increase (Decrease) in Shares Outstanding	(2,275,855)	(5,721,102)
Investor Shares
Shares sold	157,871	269,703
Shares issued for dividends reinvested	7,595	7,522
Shares redeemed	(234,744)	(284,727)
Net Increase (Decrease) in Shares Outstanding	(69,278)	(7,502)

See notes to financial statements.

The Funds 105

STATEMENT OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Massachusetts Intermediate Municipal Bond Fund
		Year Ended August 31,
	2012[a]	2011
Operations ($):
Investment income—net	10,962,315	13,021,891
Net realized gain (loss) on investments	3,690,166	383,010
Net unrealized appreciation (depreciation) on investments	7,610,276	(7,948,924)
Net Increase (Decrease) in Net Assets
Resulting from Operations	22,262,757	5,455,977
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(10,709,968)	(12,749,845)
Investor Shares	(252,170)	(270,869)
Dreyfus Premier Shares	(177)	(538)
Net realized gain on investments:
Class M Shares	(132,840)	(2,090,359)
Investor Shares	(3,141)	(45,562)
Dreyfus Premier Shares	(8)	(105)
Total Dividends	(11,098,304)	(15,157,278)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	49,070,188	54,639,613
Investor Shares	2,348,637	2,820,454
Dividends reinvested:
Class M Shares	2,779,118	4,508,772
Investor Shares	209,532	243,502
Dreyfus Premier Shares	178	643
Cost of shares redeemed:
Class M Shares	(65,862,538)	(107,515,944)
Investor Shares	(2,152,642)	(2,607,668)
Dreyfus Premier Shares	(20,751)	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(13,628,278)	(47,910,628)
Total Increase (Decrease) in Net Assets	(2,463,825)	(57,611,929)
Net Assets ($):
Beginning of Period	358,217,822	415,829,751
End of Period	355,753,997	358,217,822

106

	BNY Mellon Massachusetts Intermediate Municipal Bond Fund
		Year Ended August 31,
	2012[a]	2011
Capital Share Transactions:
Class M Shares
Shares sold	3,667,157	4,234,325
Shares issued for dividends reinvested	208,041	350,081
Shares redeemed	(4,937,793)	(8,370,437)
Net Increase (Decrease) in Shares Outstanding	(1,062,595)	(3,786,031)
Investor Shares[b]
Shares sold	175,459	217,763
Shares issued for dividends reinvested	15,664	18,896
Shares redeemed	(161,128)	(202,297)
Net Increase (Decrease) in Shares Outstanding	29,995	34,362
Dreyfus Premier Shares[b]
Shares issued for dividends reinvested	13	50
Shares redeemed	(1,554)	—
Net Increase (Decrease) in Shares Outstanding	(1,541)	50

a Effective as of the close of business on January 5, 2012, the fund no longer offers Dreyfus Premier shares.
b During the period ended August 31, 2012, 1,554 Dreyfus Premier shares of BNY MellonMassachusetts Intermediate Municipal Bond Fund representing $20,745 were automatically converted to 1,557 Investor shares.

See notes to financial statements.

The Funds 107

STATEMENT OF CHANGES IN NET ASSETS (continued)

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund
		Year Ended August 31,
	2012	2011
Operations ($):
Investment income—net	6,302,334	6,887,000
Net realized gain (loss) on investments	2,163,412	455,791
Net unrealized appreciation (depreciation) on investments	6,400,523	(3,475,065)
Net Increase (Decrease) in Net Assets
Resulting from Operations	14,866,269	3,867,726
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(5,768,871)	(6,330,855)
Investor Shares	(517,357)	(541,015)
Net realized gain on investments:
Class M Shares	(423,352)	(169,336)
Investor Shares	(40,654)	(15,169)
Total Dividends	(6,750,234)	(7,056,375)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	45,176,021	33,908,897
Investor Shares	4,430,027	2,734,033
Dividends reinvested:
Class M Shares	826,208	785,105
Investor Shares	431,771	428,850
Cost of shares redeemed:
Class M Shares	(32,145,416)	(45,978,230)
Investor Shares	(3,693,098)	(3,112,881)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	15,025,513	(11,234,226)
Total Increase (Decrease) in Net Assets	23,141,548	(14,422,875)
Net Assets ($):
Beginning of Period	199,723,674	214,146,549
End of Period	222,865,222	199,723,674
Capital Share Transactions (Shares):
Class M Shares
Shares sold	3,850,572	3,003,814
Shares issued for dividends reinvested	70,843	70,015
Shares redeemed	(2,752,217)	(4,108,386)
Net Increase (Decrease) in Shares Outstanding	1,169,198	(1,034,557)
Investor Shares
Shares sold	380,692	242,235
Shares issued for dividends reinvested	36,867	38,167
Shares redeemed	(314,001)	(277,334)
Net Increase (Decrease) in Shares Outstanding	103,558	3,068

See notes to financial statements.

108

	BNY Mellon Municipal Opportunities Fund
		Year Ended August 31,
	2012	2011
Operations ($):
Investment income—net	24,488,246	19,741,912
Net realized gain (loss) on investments	9,621,583	(6,364,235)
Net unrealized appreciation (depreciation) on investments	43,842,061	1,131,702
Net Increase (Decrease) in Net Assets
Resulting from Operations	77,951,890	14,509,379
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(24,108,462)	(19,364,294)
Investor Shares	(67,339)	(43,687)
Net realized gain on investments:
Class M Shares	—	(5,311,842)
Investor Shares	—	(14,701)
Total Dividends	(24,175,801)	(24,734,524)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	214,900,164	222,249,291
Investor Shares	3,016,344	1,698,372
Dividends reinvested:
Class M Shares	6,161,952	6,846,926
Investor Shares	56,348	51,096
Cost of shares redeemed:
Class M Shares	(57,764,262)	(98,825,673)
Investor Shares	(2,063,395)	(1,697,687)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	164,307,151	130,322,325
Total Increase (Decrease) in Net Assets	218,083,240	120,097,180
Net Assets ($):
Beginning of Period	506,187,154	386,089,974
End of Period	724,270,394	506,187,154
Capital Share Transactions (Shares):
Class M Shares
Shares sold	16,614,946	18,734,411
Shares issued for dividends reinvested	474,189	565,817
Shares redeemed	(4,483,416)	(8,240,383)
Net Increase (Decrease) in Shares Outstanding	12,605,719	11,059,845
Investor Shares
Shares sold	233,679	140,036
Shares issued for dividends reinvested	4,346	4,206
Shares redeemed	(158,561)	(140,799)
Net Increase (Decrease) in Shares Outstanding	79,464	3,443

See notes to financial statements.

The Funds 109

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each BNY Mellon municipal bond fund for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from each fund’s financial statements.

			Class M Shares
			Year Ended August 31,
BNY Mellon National Intermediate Municipal Bond Fund	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	13.45	13.75	13.10	12.84	12.81
Investment Operations:
Investment income—net[a]	.43	.48	.50	.52	.52
Net realized and unrealized
gain (loss) on investments	.53	(.22)	.65	.27	.02
Total from Investment Operations	.96	.26	1.15	.79	.54
Distributions:
Dividends from investment income—net	(.43)	(.48)	(.50)	(.52)	(.51)
Dividends from net realized gain on investments	(.00)[b]	(.08)	—	(.01)	—
Total Distributions	(.43)	(.56)	(.50)	(.53)	(.51)
Net asset value, end of period	13.98	13.45	13.75	13.10	12.84
Total Return (%)	7.25	2.07	8.96	6.37	4.32
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.50	.50	.50	.51	.51
Ratio of net expenses to average net assets	.50	.50	.50	.51	.51
Ratio of net investment income
to average net assets	3.16	3.65	3.76	4.11	4.01
Portfolio Turnover Rate	25.31	39.88	42.75	42.82	49.50
Net Assets, end of period ($ x 1,000)	1,697,522	1,535,563	1,638,004	1,366,960	1,045,019

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.

See notes to financial statements.

110

			Investor Shares
			Year Ended August 31,
BNY Mellon National Intermediate Municipal Bond Fund	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	13.44	13.73	13.09	12.83	12.80
Investment Operations:
Investment income—net[a]	.40	.45	.47	.49	.48
Net realized and unrealized
gain (loss) on investments	.53	(.21)	.64	.27	.03
Total from Investment Operations	.93	.24	1.11	.76	.51
Distributions:
Dividends from investment income—net	(.40)	(.45)	(.47)	(.49)	(.48)
Dividends from net realized gain on investments	(.00)[b]	(.08)	—	(.01)	—
Total Distributions	(.40)	(.53)	(.47)	(.50)	(.48)
Net asset value, end of period	13.97	13.44	13.73	13.09	12.83
Total Return (%)	6.99	1.90	8.61	6.11	4.06
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	.75	.75	.76	.76
Ratio of net expenses to average net assets	.75	.75	.75	.76	.76
Ratio of net investment income
to average net assets	2.92	3.41	3.51	3.88	3.77
Portfolio Turnover Rate	25.31	39.88	42.75	42.82	49.50
Net Assets, end of period ($ x 1,000)	38,067	41,237	33,931	26,368	21,668

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.

See notes to financial statements.

The Funds 111

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
			Year Ended August 31,
BNY Mellon National Short-Term Municipal Bond Fund	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	12.99	13.01	12.80	12.69	12.59
Investment Operations:
Investment income—net[a]	.15	.18	.21	.31	.41
Net realized and unrealized
gain (loss) on investments	.02	(.02)	.21	.14	.10
Total from Investment Operations	.17	.16	.42	.45	.51
Distributions:
Dividends from investment income—net	(.15)	(.18)	(.21)	(.34)	(.41)
Net asset value, end of period	13.01	12.99	13.01	12.80	12.69
Total Return (%)	1.34	1.31	3.22	3.61	4.09
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	.51	.51	.54	.54
Ratio of net expenses to average net assets	.51	.51	.51	.54	.54
Ratio of net investment income
to average net assets	1.18	1.38	1.60	2.50	3.23
Portfolio Turnover Rate	34.17	24.33	16.46	12.61	22.93
Net Assets, end of period ($ x 1,000)	1,241,129	1,088,334	1,060,685	536,597	168,243

a Based on average shares outstanding at each month end.
See notes to financial statements.

112

			Investor Shares
			Year Ended August 31,
BNY Mellon National Short-Term Municipal Bond Fund	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	12.97	12.99	12.78	12.68	12.58
Investment Operations:
Investment income—net[a]	.12	.15	.19	.31	.38
Net realized and unrealized
gain (loss) on investments	.03	(.02)	.20	.10	.10
Total from Investment Operations	.15	.13	.39	.41	.48
Distributions:
Dividends from investment income—net	(.12)	(.15)	(.18)	(.31)	(.38)
Net asset value, end of period	13.00	12.97	12.99	12.78	12.68
Total Return (%)	1.17	.98	3.05	3.28	3.83
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.76	.77	.77	.80	.80
Ratio of net expenses to average net assets	.76	.77	.77	.80	.80
Ratio of net investment income
to average net assets	.92	1.15	1.39	2.38	2.99
Portfolio Turnover Rate	34.17	24.33	16.46	12.61	22.93
Net Assets, end of period ($ x 1,000)	4,009	4,021	2,356	1,420	662

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Funds 113

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
			Year Ended August 31,
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	12.77	12.96	12.40	12.35	12.43
Investment Operations:
Investment income—net[a]	.42	.46	.46	.48	.48
Net realized and unrealized
gain (loss) on investments	.38	(.19)	.56	.09	(.06)
Total from Investment Operations	.80	.27	1.02	.57	.42
Distributions:
Dividends from investment income—net	(.42)	(.46)	(.46)	(.48)	(.48)
Dividends from net realized gain on investments	—	—	(.00)[b]	(.04)	(.02)
Total Distributions	(.42)	(.46)	(.46)	(.52)	(.50)
Net asset value, end of period	13.15	12.77	12.96	12.40	12.35
Total Return (%)	6.34	2.21	8.44	4.90	3.43
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.67	.66	.66	.67	.66
Ratio of net expenses to average net assets	.67	.66	.66	.67	.66
Ratio of net investment income
to average net assets	3.23	3.67	3.68	4.02	3.87
Portfolio Turnover Rate	27.16	9.72	7.11	12.75	10.14
Net Assets, end of period ($ x 1,000)	403,371	420,586	500,892	501,978	566,767

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.

See notes to financial statements.

114

			Investor Shares
			Year Ended August 31,
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	12.75	12.94	12.39	12.33	12.41
Investment Operations:
Investment income—net[a]	.38	.43	.44	.46	.46
Net realized and unrealized
gain (loss) on investments	.41	(.19)	.54	.09	(.07)
Total from Investment Operations	.79	.24	.98	.55	.39
Distributions:
Dividends from investment income—net	(.40)	(.43)	(.43)	(.45)	(.45)
Dividends from net realized gain on investments	—	—	(.00)[b]	(.04)	(.02)
Total Distributions	(.40)	(.43)	(.43)	(.49)	(.47)
Net asset value, end of period	13.14	12.75	12.94	12.39	12.33
Total Return (%)	6.28	1.95	8.08	4.72	3.17
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92	.91	.92	.92	.91
Ratio of net expenses to average net assets	.92	.91	.92	.92	.91
Ratio of net investment income
to average net assets	2.97	3.42	3.42	3.76	3.63
Portfolio Turnover Rate	27.16	9.72	7.11	12.75	10.14
Net Assets, end of period ($ x 1,000)	8,520	9,153	9,385	2,563	1,442

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.

See notes to financial statements.

The Funds 115

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
			Year Ended August 31,
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	13.12	13.39	12.86	12.57	12.42
Investment Operations:
Investment income—net[a]	.41	.45	.45	.46	.47
Net realized and unrealized
gain (loss) on investments	.44	(.20)	.53	.29	.14
Total from Investment Operations	.85	.25	.98	.75	.61
Distributions:
Dividends from investment income—net	(.42)	(.45)	(.45)	(.46)	(.46)
Dividends from net realized gain on investments	(.01)	(.07)	—	—	—
Total Distributions	(.43)	(.52)	(.45)	(.46)	(.46)
Net asset value, end of period	13.54	13.12	13.39	12.86	12.57
Total Return (%)	6.50	2.02	7.75	6.18	5.02
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.53	.53	.52	.54	.52
Ratio of net expenses to average net assets	.53	.52	.52	.54	.52
Ratio of net investment income
to average net assets	3.11	3.49	3.44	3.70	3.71
Portfolio Turnover Rate	29.39	10.43	21.44	16.78	8.75
Net Assets, end of period ($ x 1,000)	346,647	349,768	407,667	381,129	374,115

a Based on average shares outstanding at each month end.
See notes to financial statements.

116

			Investor Shares
			Year Ended August 31,
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	13.12	13.39	12.86	12.57	12.42
Investment Operations:
Investment income—net[a]	.38	.42	.42	.43	.44
Net realized and unrealized
gain (loss) on investments	.43	(.20)	.53	.29	.14
Total from Investment Operations	.81	.22	.95	.72	.58
Distributions:
Dividends from investment income—net	(.38)	(.42)	(.42)	(.43)	(.43)
Dividends from net realized gain on investments	(.01)	(.07)	—	—	—
Total Distributions	(.39)	(.49)	(.42)	(.43)	(.43)
Net asset value, end of period	13.54	13.12	13.39	12.86	12.57
Total Return (%)	6.23	1.77	7.49	5.92	4.76
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78	.78	.77	.79	.77
Ratio of net expenses to average net assets	.78	.77	.77	.79	.77
Ratio of net investment income
to average net assets	2.86	3.24	3.20	3.45	3.47
Portfolio Turnover Rate	29.39	10.43	21.44	16.78	8.75
Net Assets, end of period ($ x 1,000)	9,107	8,430	8,143	9,096	8,574

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Funds 117

FINANCIAL HIGHLIGHTS (continued)

				Class M Shares†
BNY Mellon New York Intermediate	Year Ended August 31,			Eight Months Ended	Year Ended December 31,
Tax-Exempt Bond Fund	2012	2011	2010	August 31, 2009[a]	2008	2007
Per Share Data ($):
Net asset value, beginning of period	11.46	11.60	11.16	10.71	10.81	10.75
Investment Operations:
Investment income—net[b]	.36	.38	.38	.25	.37	.38
Net realized and unrealized
gain (loss) on investments	.49	(.13)	.44	.45	(.09)	.07
Total from Investment Operations	.85	.25	.82	.70	.28	.45
Distributions:
Dividends from investment income—net	(.36)	(.38)	(.38)	(.25)	(.37)	(.38)
Dividends from net realized gain on investments	(.03)	(.01)	(.00)[c]	(.00)[c]	(.01)	(.01)
Total Distributions	(.39)	(.39)	(.38)	(.25)	(.38)	(.39)
Net asset value, end of period	11.92	11.46	11.60	11.16	10.71	10.81
Total Return (%)	7.48	2.31	7.45	6.58[d]	2.64	4.33
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71	.70	.72	.72[e]	.75	.75
Ratio of net expenses to average net assets	.59	.59	.59	.59[e]	.59	.59
Ratio of net investment income
to average net assets	3.06	3.41	3.33	3.40[e]	3.49	3.56
Portfolio Turnover Rate	30.96	21.91	4.80	1.47[d]	6	17
Net Assets, end of period ($ x 1,000)	203,768	182,547	196,795	153,785	113,699	97,935

† Represents information for Institutional shares of the fund’s predecessor, BNY Hamilton Intermediate NewYork Tax-Exempt Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to August 31.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
[d] Not annualized.
e Annualized.

See notes to financial statements.

118

				Investor Shares†
BNY Mellon New York Intermediate	Year Ended August 31,			Eight Months Ended	Year Ended December 31,
Tax-Exempt Bond Fund	2012	2011	2010	August 31, 2009[a]	2008	2007
Per Share Data ($):
Net asset value, beginning of period	11.47	11.61	11.17	10.72	10.82	10.76
Investment Operations:
Investment income—net[b]	.33	.36	.35	.23	.34	.35
Net realized and unrealized
gain (loss) on investments	.49	(.14)	.44	.45	(.08)	.08
Total from Investment Operations	.82	.22	.79	.68	.26	.43
Distributions:
Dividends from investment income—net	(.33)	(.35)	(.35)	(.23)	(.35)	(.36)
Dividends from net realized gain on investments	(.03)	(.01)	(.00)[c]	(.00)[c]	(.01)	(.01)
Total Distributions	(.36)	(.36)	(.35)	(.23)	(.36)	(.37)
Net asset value, end of period	11.93	11.47	11.61	11.17	10.72	10.82
Total Return (%)	7.20	2.05	7.17	6.40[d]	2.39[e]	4.07[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96	.95	.97	.96[f]	1.00	1.00
Ratio of net expenses to average net assets	.84	.84	.84	.84[f]	.84	.84
Ratio of net investment income
to average net assets	2.81	3.16	3.08	3.15[f]	3.24	3.31
Portfolio Turnover Rate	30.96	21.91	4.80	1.47[d]	6	17
Net Assets, end of period ($ x 1,000)	19,097	17,177	17,352	16,810	16,198	17,153

† Represents information for Class A shares of the fund’s predecessor, BNY Hamilton Intermediate NewYork Tax-Exempt Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to August 31.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
[d] Not annualized.
e Exclusive of sales charge.
f Annualized.

See notes to financial statements.

The Funds 119

FINANCIAL HIGHLIGHTS (continued)

		Class M Shares
		Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	2012	2011	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	12.27	12.78	12.22	10.00
Investment Operations:
Investment income—net[b]	.50	.52	.50	.43
Net realized and unrealized
gain (loss) on investments	1.15	(.35)	.95	2.19
Total from Investment Operations	1.65	.17	1.45	2.62
Distributions:
Dividends from investment income—net	(.50)	(.50)	(.52)	(.39)
Dividends from net realized gain on investments	—	(.18)	(.37)	(.01)
Total Distributions	(.50)	(.68)	(.89)	(.40)
Net asset value, end of period	13.42	12.27	12.78	12.22
Total Return (%)	13.65	1.54	12.38	26.58[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.73	.73	.71	.87[d]
Ratio of net expenses to average net assets	.73	.73	.71	.75[d]
Ratio of interest and expense related to
floating rate notes issued to average net assets	.06	.06	.01	—
Ratio of net investment income to average net assets	3.84	4.22	4.12	4.36[d]
Portfolio Turnover Rate	119.90	129.00	145.57	161.70[c]
Net Assets, end of period ($ x 1,000)	721,943	505,035	384,933	140,887

a	From October 15, 2008 (commencement of initial offering) to August 31, 2009.
b	Based on average shares outstanding at each month end.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

120

		Investor Shares
		Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	2012	2011	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	12.27	12.79	12.22	10.00
Investment Operations:
Investment income—net[b]	.47	.48	.50	.42
Net realized and unrealized
gain (loss) on investments	1.16	(.35)	.93	2.18
Total from Investment Operations	1.63	.13	1.43	2.60
Distributions:
Dividends from investment income—net	(.47)	(.47)	(.49)	(.37)
Dividends from net realized gain on investments	—	(.18)	(.37)	(.01)
Total Distributions	(.47)	(.65)	(.86)	(.38)
Net asset value, end of period	13.43	12.27	12.79	12.22
Total Return (%)	13.46	1.21	12.19	26.29[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.99	.98	.96	1.11[d]
Ratio of net expenses to average net assets	.99	.98	.95	.99[d]
Ratio of interest and expense related to
floating rate notes issued to average net assets	.06	.06	.01	—
Ratio of net investment income to average net assets	3.63	3.93	4.00	4.48[d]
Portfolio Turnover Rate	119.90	129.00	145.57	161.70[c]
Net Assets, end of period ($ x 1,000)	2,328	1,152	1,157	1,208

a	From October 15, 2008 (commencement of initial offering) to August 31, 2009.
b	Based on average shares outstanding at each month end.
c	Not annualized.
[d] Annualized.

See notes to financial statements.

The Funds 121

NOTES TO FINANCIAL STATEMENTS

NOTE 1—General:

BNY Mellon FundsTrust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently comprised of twenty-seven series, including the following non-diversified municipal bond funds: BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund and BNY Mellon Municipal Opportunities Fund seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. BNY Mellon Pennsylvania Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. BNY Mellon Massachusetts Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. BNY Mellon New York Intermediate Tax-Exempt Bond Fund seeks as high a level of current income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (“Investment Adviser”).The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New

York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to whichThe Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares.

The Trust is authorized to issue an unlimited number of shares of Beneficial Interest, par value $.001 per share, in Class M and Investor class shares of each fund. Dreyfus Premier shares of BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund were subject to a contingent deferred sales charge (“CDSC”) imposed on redemptions of Dreyfus Premier shares made within six years of purchase and automatically converted to Investor class shares after six years. These funds no longer offer Dreyfus Premier shares. Effective January 5, 2012, for BNY Mellon Massachusetts Intermediate Municipal Bond Fund, and March 13, 2012, for BNY Mellon National Intermediate Municipal Bond Fund, all outstanding Dreyfus Premier shares were automatically converted to the respective fund’s Investor shares. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

TheTrust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources

122

of authoritative GAAP for SEC registrants. The funds’ financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the funds’ investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.All of the preceding securities are categorized within Level 2 of the fair value hierarchy. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Trust’s Board of Trustees.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset

The Funds 123

NOTES TO FINANCIAL STATEMENTS (continued)

value, the fund may value these investments at fair value as determined in accordance with the procedures approved by theTrust’s Board ofTrustees. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Table 1 summarizes the inputs used as of August 31, 2012 in valuing each fund’s investments.

At August 31, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

Table 1—Fair Value Measurements

				Investments in Securities
					Level 2—Other		Level 3—
	Level 1—Unadjusted				Significant		Significant
		Quoted Prices		Observable Inputs		Unobservable Inputs
	Assets ($)	Liabilities ($)		Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon National
Intermediate Municipal
Bond Fund
Municipal Bonds	—	—		1,747,756,070	—	—	—	1,747,756,070
Other Financial Instruments:
Financial Futures†	—	(196,563)		—	—	—	—	(196,563)
BNY Mellon National
Short-Term Municipal
Bond Fund
Municipal Bonds	—	—		1,249,744,918	—	—	—	1,249,744,918
BNY Mellon Pennsylvania
Intermediate Municipal
Bond Fund
Municipal Bonds	—	—		408,233,533	—	—	—	408,233,533
Other Financial Instruments:
Financial Futures†	—	(52,031)		—	—	—	—	(52,031)
BNY Mellon Massachusetts
Intermediate Municipal
Bond Fund
Municipal Bonds	—	—		352,848,698	—	—	—	352,848,698
Other Financial Instruments:
Financial Futures†	—	(40,469)		—	—	—	—	(40,469)
BNY Mellon New York
Intermediate Tax-Exempt
Bond Fund
Municipal Bonds	—	—		221,119,731	—	—	—	221,119,731
Other Financial Instruments:
Financial Futures†	—	(23,125)		—	—	—	—	(23,125)
BNY Mellon Municipal
Opportunities Fund
Municipal Bonds	—	—		825,167,774	—	—	—	825,167,774
Floating Rate Notes††	—	—	—	(61,205,000)		—	—	(61,205,000)
Other Financial Instruments:
Financial Futures†	—	(1,189,063)		—	—	—	—	(1,189,063)

† Amount shown represents unrealized (depreciation) at period end.
†† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

124

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed-delivery basis may be settled a month or more after the trade date.

(c) Risk: BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund and BNY Mellon New York Intermediate Tax-Exempt Bond Fund each follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(d) Dividends to shareholders: The funds declare dividends daily from investment income-net; such dividends are paid monthly. With respect to each series, dividends from net realized capital gains, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of that fund, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2012, the funds did not have any liabilities for any uncertain tax positions. The funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period, the funds did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2012, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Table 2 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2012.

Table 2—Components of Accumulated Earnings

	Undistributed	Undistributed		Accumulated		Capital Losses
	Tax-Exempt	Ordinary	Undistributed	Capital	Unrealized	Realized After
	Income ($)	Income ($)	Capital Gains ($)	Losses ($)	Appreciation ($)	October 31, 2011†
BNY Mellon National Intermediate
Municipal Bond Fund	326,706	3,320	6,563,823	—	135,448,895	—
BNY Mellon National Short-Term
Municipal Bond Fund	76,397	—	—	147,084	17,942,557	18,312
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	148,362	—	2,067,684	—	30,891,347	—
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	14,228	—	3,753,572	—	28,088,071	—
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund	668	451,571	1,678,081	—	18,180,941	—
BNY Mellon Municipal
Opportunities Fund	50,350	—	—	1,878,891	71,929,275	—

† These losses were deferred for tax purposes to the first day of the following fiscal year.

The Funds 125

NOTES TO FINANCIAL STATEMENTS (continued)

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), each relevant fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

Table 3 summarizes each relevant fund’s accumulated capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2012.

Table 4 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2012 and August 31, 2011, respectively.

During the period ended August 31, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums/discounts, each relevant fund increased (decreased) accumulated undistributed investment income—net, increased (decreased) accumulated net realized gain (loss) on investments and increased (decreased) paid-in capital as summarized in Table 5. Net assets and net asset value per share were not affected by this reclassification.

Table 3—Capital Loss Carryover

		Post-Enactment
		Long-Term
Expiring in fiscal†	2018($)†	Losses ($)††	Total ($)

BNY Mellon National Short-Term Municipal Bond Fund	147,084	—	147,084
BNY Mellon Municipal Opportunities Fund	—	1,878,891	1,878,891

†	If not applied, the carryover expires in the above year.
††	Post-enactment long-term losses that can be carried forward for an unlimited period.

Table 4—Tax Character of Distributions Paid

			Ordinary		Long-Term
	Tax-Exempt Income ($)		Income ($)		Capital Gains ($)
	2012	2011	2012	2011	2012	2011
BNY Mellon National Intermediate
Municipal Bond Fund	52,062,206	56,527,164	—	9,046,388	59,743	747,909
BNY Mellon National Short-Term
Municipal Bond Fund	13,667,735	14,286,069	—	38,433	—	—
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	13,517,783	16,682,932	40,931	—	—	—
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	10,962,315	13,011,649	—	14,495	135,989	2,131,134
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund	6,286,228	6,871,870	—	67,294	464,006	117,211
BNY Mellon Municipal Opportunities Fund	22,994,410	18,588,402	1,181,391	6,146,122	—	—

126

(f) New Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards (“IFRS”).ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods.At this time, management is evaluating the implications of ASU 2011-11 and its impact on the funds’ financial statement disclosures.

NOTE 3—Bank Lines of Credit:

The funds participate with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided byThe Bank of NewYork Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the funds have agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2012, BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund did not borrow under the Facilities.

For BNY Mellon National Short-Term Municipal Bond Fund, the average amount of borrowings outstanding under the Facilities during the period ended August 31, 2012 was approximately $13,200 with a related weighted average annualized interest rate of 1.17%.

NOTE 4—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .35% of BNY Mellon National Intermediate Municipal Bond Fund, .35% of BNY Mellon National Short-Term Municipal Bond Fund, .50% of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, .35% of BNY Mellon Massachusetts Intermediate Municipal Bond Fund, .50% of BNY Mellon New York Intermediate Tax- Exempt Bond Fund and .50% of BNY Mellon Municipal Opportunities Fund.

Table 5—Return of Capital Statement of Position

	Accumulated	Accumulated
	Undistributed	Net Realized	Paid-in
	Investment Income—Net ($)	Gain (Loss) ($)	Capital ($)
BNY Mellon National Intermediate Municipal Bond Fund	(336,054)	335,620	434
BNY Mellon National Short-Term Municipal Bond Fund	(32,570)	32,570	—
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	(25,851)	(22,162)	48,013
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	(16,106)	16,106	—
BNY Mellon Municipal Opportunities Fund	(312,445)	250,673	61,772

The Funds 127

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to the Administration Agreement,The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

The Bank of NewYork Mellon pays each fund’s transfer agent fees out of the administration fee it receives from the Trust.

For BNY Mellon New York Intermediate Tax-Exempt Bond Fund, the Investment Adviser has contractually agreed until December 31, 2012, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of neither class (excluding shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .59% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $250,519, during the period ended August 31, 2012.

(b) BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund had adopted a Distribution Plan pursuant to Rule 12b-1 under the Act for distributing its Dreyfus Premier shares. Each fund paid the Distributor a fee at an annual rate of .50% of the value of the fund’s average daily net assets attributable to its Dreyfus Premier shares. During the period ended August 31, 2012, BNY Mellon National Intermediate Municipal Bond Fund’s and BNY Mellon Massachusetts Intermediate Municipal Bond Fund’s Dreyfus Premier shares were charged $234 and $35, respectively, pursuant to the Distribution Plan.

(c) The funds have adopted a Shareholder Services Plan with respect to its Investor shares, and BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund had each adopted a Shareholder Services Plan with respect to its Dreyfus Premier shares. Each fund pays the Distributor for the provision of certain services to holders of Investor shares, and the relevant funds with Dreyfus Premier shares, paid a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares and Dreyfus Premier shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information and services related to the maintenance of such shareholder accounts.The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (securities dealers, financial institutions or other industry professionals) in respect of these services. Table 6 summarizes the amounts Investor shares and Dreyfus Premier shares were charged during the period ended August 31, 2012, pursuant to the Shareholder Services Plan. Additional fees included in shareholder servicing costs in the Statements of Operations include fees paid for cash management charges.

Table 6—Shareholder Service Plan Fees

BNY Mellon National Intermediate
Municipal Bond Fund (Investor Shares)	99,561
BNY Mellon National Intermediate
Municipal Bond Fund
(Dreyfus Premier Shares)	117
BNY Mellon National Short-Term
Municipal Bond Fund (Investor Shares)	8,719
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund (Investor Shares)	22,649
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund (Investor Shares)	22,025
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund
(Dreyfus Premier Shares)	18
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund
(Investor Shares)	46,193
BNY Mellon Municipal
Opportunities Fund (Investor Shares)	4,708

128

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits as expense offsets in the Statements of Operations.

The funds compensate The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. Table 7 summarizes the amount each fund was charged during the period ended August 31, 2012, pursuant to the custody agreement.

Table 7—Custody Agreement Fees

BNY Mellon National Intermediate
Municipal Bond Fund	92,269
BNY Mellon National Short-Term
Municipal Bond Fund	80,420
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	32,673
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	27,879
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund	17,454
BNY Mellon Municipal
Opportunities Fund	54,289

Since May 29, 2012, the funds have compensated DreyfusTransfer, Inc. (“DTI”), a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing cash management services related to fund subscriptions and redemptions, except for shareholder redemption draft processing, which continues to be performed by The Bank of New York Mellon. Prior to May 29, 2012, the funds compensated The Bank of New York Mellon under cash management agreements for providing these cash management services, including shareholder draft processing. Table 8 summarizes the amount each fund was charged during the period ended August 31, 2012, for providing cash management services, which is included in “Shareholder servicing costs” in the Statements of Operations.These fees were partially offset by earnings credits for each fund, which are also summarized in Table 8.

During the period ended August 31, 2012, each fund was charged $6,392 for services performed by the Chief Compliance Officer and his staff.

Table 8—Cash Management Agreement Fees

	BNY Mellon Cash
	Management Fees	BNY Mellon Earnings	DTI Cash Management	DTI Earnings Credits
	Charged Prior to	Credits Received	Fees Charged Since	Received Since
	May 29, 2012 ($)	Prior to May 29, 2012 ($)	May 29, 2012 ($)	May 29, 2012 ($)
BNY Mellon National Intermediate
Municipal Bond Fund	579	(16)	74	(9)
BNY Mellon National Short-Term
Municipal Bond Fund	64	(2)	10	(1)
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	53	(1)	7	(1)
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	188	(5)	24	(3)
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund	678	(19)	92	(11)
BNY Mellon Municipal Opportunities Fund	42	(1)	7	(1)

The Funds 129

NOTES TO FINANCIAL STATEMENTS (continued)

Table 9 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

(d) The Trust’s Board of Trustees who are not “affiliated persons” as defined in the Act received from the Trust an annual fee of $68,000 and continue to receive an attendance fee of $7,500 for each in-person meeting attended and $500 for telephone meetings and are reimbursed for travel and out-of-pocket expenses.The Chairman of the Trust’s Board of Trustees received an additional annual fee of $15,000 and the Chairman of the Trust’s Audit Committee received an additional annual fee of $10,000. Effective March 13, 2012, the annual fee increased to $80,000, with the Chairmen of the Trust’s

Board of Trustees and Audit Committee receiving additional annual fees of $20,000 and $15,000, respectively.

NOTE 5—Securities Transactions:

Table 10 summarizes each fund’s aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and options transactions, during the period ended August 31, 2012.

Inverse Floater Securities: BNY Mellon Municipal Opportunities Fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust.The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-

Table 9—Due to The Dreyfus Corporation and Affiliates

	Investment	Shareholder		Chief
	Advisory	Services	Custodian	Compliance	Less Expense
	Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)	Reimbursement ($)
BNY Mellon National Intermediate
Municipal Bond Fund	510,697	8,261	31,517	4,243	—
BNY Mellon National Short-Term
Municipal Bond Fund	356,729	957	25,820	4,243	—
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	174,862	1,823	10,764	4,243	—
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	104,827	1,939	9,001	4,243	—
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund	93,704	4,074	5,820	4,243	(28,270)
BNY Mellon Municipal Opportunities Fund	306,644	420	20,103	4,243	—

Table 10—Purchases and Sales

	Purchases ($)	Sales ($)
BNY Mellon National Intermediate Municipal Bond Fund	527,261,475	409,838,399
BNY Mellon National Short-Term Municipal Bond Fund	530,123,922	381,409,375
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	112,486,371	139,434,609
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	102,022,836	113,269,685
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	76,082,593	62,985,163
BNY Mellon Municipal Opportunities Fund	869,101,097	707,567,731

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exempt municipal bonds. One or more of these variable rate securities pays interest based on a short- term floating rate set by a remarketing agent at predetermined intervals. A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The fund accounts for the transfer of bonds to the trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities in the Statement of Assets and Liabilities.

The average amount of borrowings outstanding under the inverse floater structure during the period ended August 31, 2012, was approximately $59,557,500 with a related weighted average annualized interest rate of .68%.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended August 31, 2012 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in financial futures in order to manage its exposure to or protect against changes in the market.A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations.When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations.There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange’s clearinghouse guarantees the financial futures against default. Financial futures open at August 31, 2012 are set forth in the Statement of Financial Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates or as a substitute for an investment.The fund is subject to interest rate risk in the course of pursuing its investment objectives through its investments in options contracts.A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

The Funds 131

NOTES TO FINANCIAL STATEMENTS (continued)

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received.The Statement of Operations reflects the following: any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. At August 31, 2012, there were no written options outstanding.

Table 11 summarizes each relevant fund’s average market value of derivatives outstanding, during the period ended August 31, 2012.

Table 11—Average Market Value of Derivatives
Average
Market Value ($)

BNY Mellon National Intermediate
Municipal Bond Fund
Interest rate financial futures	44,739,423
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund
Interest rate financial futures	11,842,031
BNY Mellon Massachusetts
Intermediate Municipal Bond Fund
Interest rate financial futures	9,211,058
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund
Interest rate financial futures	5,263,462
BNY Mellon Municipal
Opportunities Fund
Interest rate financial futures	140,492,683
Interest rate options contracts	9,375

Table 12 summarizes the cost of investments for federal income tax purposes, gross appreciation, gross depreciation and accumulated net unrealized appreciation on investments for each fund at August 31, 2012.

Table 12—Accumulated Net Unrealized Appreciation

	Cost of	Gross	Gross
	Investments ($)	Appreciation ($)	Depreciation ($)	Net ($)
BNY Mellon National Intermediate Municipal Bond Fund	1,612,307,175	136,313,250	864,355	135,448,895
BNY Mellon National Short-Term Municipal Bond Fund	1,231,802,361	18,050,075	107,518	17,942,557
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	377,342,186	31,045,692	154,345	30,891,347
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	324,760,627	28,088,989	918	28,088,071
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	202,938,790	18,180,941	0	18,180,941
BNY Mellon Municipal Opportunities Fund	692,033,499	73,597,054	1,667,779	71,929,275

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of BNY Mellon Funds Trust:

We have audited the accompanying statements of assets and liabilities of BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon NewYork Intermediate Tax-Exempt Bond Fund, and BNY Mellon Municipal Opportunities Fund, each a series of BNY Mellon Funds Trust (collectively “the Funds”), including the statements of investments and statement of financial futures as of August 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, statement of cash flows (with respect to BNY Mellon Municipal Opportunities Fund) and the financial highlights for each of the years or period in the five-year period then ended, except for the BNY Mellon NewYork IntermediateTax-Exempt Bond Fund, which was for the eight-month period ended August 31, 2009 and the BNY Mellon Municipal Opportunities Fund, which was for the eleven-month period ended August 31, 2009. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.With respect to the BNY Mellon NewYork Intermediate Tax-Exempt Bond Fund, the financial highlights for each of the years in the two-year period ended December 31, 2007 were audited by other independent registered public accountants whose report thereon, dated February 28, 2008, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax Exempt Bond Fund, and BNY Mellon Municipal Opportunities Fund as of August 31, 2012, and the results of their operations, the changes in their net assets, its cash flows (with respect to BNY Mellon Municipal Opportunities Fund), and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 29, 2012

The Funds 133

IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon National Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2012 as “exempt-interest dividends” (not generally subject to regular federal income tax).Also, the fund reports the maximum amount allowable but not less than $.0005 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax exempt dividends paid for the 2012 calendar year on Form 1099-DIV, which will be mailed in early 2013.

BNY Mellon National Short-Term Municipal Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2012 as “exempt-interest dividends” (not generally subject to regular federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2012 calendar year on Form 1099-DIV, which will be mailed in early 2013.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2012 as “exempt-interest dividends” (not generally subject to regular federal income tax), except $40,931 that is being reported as an ordinary income distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2012 calendar year on Form 1099-DIV, which will be mailed in early 2013.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2012 as “exempt-interest dividends” (not generally subject to regular federal income tax). Also the fund reports the maximum amount allowable but not less than $.0051 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and

134

tax exempt dividends paid for the 2012 calendar year on Form 1099-DIV, which will be mailed in early 2013.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2012 as “exempt-interest dividends” (not generally subject to regular federal income tax). Also the fund reports the maximum amount allowable but not less than $.0268 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2012 calendar year on Form 1099-DIV, which will be mailed in early 2013.

BNY Mellon Municipal Opportunities Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2012 as “exempt-interest dividends” (not generally subject to regular federal income tax), except $1,181,391 that is being reported as an ordinary income distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2012 calendar year on Form 1099-DIV, which will be mailed in early 2013.

The Funds 135

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT
ADVISORY AGREEMENT AND ADMINISTRATIVE AGREEMENT (Unaudited)

At a meeting of the Trust’s Board of Trustees held on March 13-14, 2012, the Board considered the renewal of the Trust’s Investment Advisory Agreement and the Administration Agreement (together, the “Agreement”) pursuant to which BNY Mellon Fund Advisers, a division of Dreyfus, provides the funds with investment advisory services andThe Bank of NewYork Mellon provides the funds with administrative services.The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to whichThe Bank of NewYork Mellon pays Dreyfus for performing certain of these administrative services. The Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds. The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to the funds, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in each fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of the funds and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for each fund.

The Board also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

Comparative Analysis of the Funds’ Performance and Management Fees and Expense Ratios. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) each fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended January 31, 2012, and (2) each fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to each fund and its comparison funds.They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance.

136

As applicable to each fund, Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund, if any, and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

BNY Mellon National Intermediate Municipal Bond Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was at or below the Performance Group medians and above the Performance Universe medians for all periods (ranking in the first quartile for the three-, four-, five- and ten-year periods).The Board also noted that the fund’s yield performance was below the Performance Group medians for nine of the ten one-year periods and above the Performance Universe medians for each of the ten one-year periods ended January 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

BNY Mellon National Short-Term Municipal Bond Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was at or below the Performance Group medians for all periods (ranking in the fourth quartile for most of the periods) and above the Performance Universe medians for all periods except for the one-year period. The Board also noted that the fund’s yield performance was at or below the Performance Group medians for each of the ten one-year periods and was above the Performance Universe medians for six of the ten one-year periods ended January 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance generally ranked first or second of the three or four funds in the Performance Group and was above the Performance Universe medians for all periods. The Board also noted that the fund’s yield performance generally ranked first of the three or four funds in the Performance Group and

The Funds 137

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY

AGREEMENT AND ADMINISTRATIVE AGREEMENT (Unaudited) (continued)

was above the Performance Universe medians for all periods, ranking first in the Performance Group for the one- and three- year periods.The Board also noticed that the fund’s yield performance generally ranked first of the three or four funds in the Performance Group and was above the Performance Universe medians for each of the ten one-year periods ended January 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual management fee ranked second (from lowest to highest) of the three funds in the Expense Group, the fund’s actual management fee was the highest in the Expense Group and Expense Universe and the fund’s total expenses ranked second of the four funds in the Expense Group and were slightly above the midpoint of the funds in the Expense Universe.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance generally ranked third of the three or four funds in the Performance Group and was above the Performance Universe medians for all periods, ranking in the first quartile for most of the periods. The Board also noted that the fund’s yield performance generally ranked first of the three or four funds in the Performance Group and was above the Performance Universe medians for each of the ten one-year periods ended January 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual management fee ranked first (from lowest to highest) of the three funds in the Expense Group, the fund’s actual management fee ranked third of the four funds in the Expense Group and was at the midpoint of the funds in the Expense Universe and the fund’s total expenses ranked first of the four funds in the Expense Group and second of the 28 funds in the Expense Universe.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was variously above, at and below the Performance Group medians for all periods and was above the Performance Universe medians for all periods, ranking first in the Performance Group for the four-, five- and ten-year periods.The Board also noted that the fund’s yield performance was below the Performance Group medians for seven of the ten one-year periods and was above the Performance Universe medians for nine of the ten one-year periods ended January 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were at the Expense Group median and below the Expense Universe medians.

Dreyfus representatives noted that the investment adviser has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until December

138

31, 2012, so that annual direct fund operating expenses (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings, acquired fund fees and extraordinary expenses) do not exceed 0.59% of the fund’s average daily net assets.

BNY Mellon Municipal Opportunities Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods. The Board also noted that the fund’s yield performance was below the Performance Group medians for each of the three one-year periods and was above the Performance Universe median for one of the three one-year periods ended January 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing each fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus to each fund.The Board also noted the expense limitation arrangement for one of the funds and its effect on Dreyfus’ profitability.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the funds.

The Board’s counsel stated that the Board should consider the profitability analysis with respect to each fund (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for each fund and the extent to which economies of scale would be realized if the relevant fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among the funds and the funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in each fund’s asset level.The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading each fund’s investments.

The Funds 139

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY

AGREEMENT AND ADMINISTRATIVE AGREEMENT (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and qual- ity of the services provided by Dreyfus to each fund are adequate and appropriate.

  With respect to BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short- Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon NewYork IntermediateTax- Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund, the Board was satisfied with each fund’s overall performance.

  The Board concluded that the fee paid to Dreyfus by each fund was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in con- nection with the management of the funds had been adequately considered by Dreyfus in connection with the fee rate charged to each fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with a fund, the Board would seek to have those economies of scale shared with the fund.

The Board considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for each fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement was in the best interests of each fund and its respective shareholders.

140

BOARD MEMBERS INFORMATION (Unaudited)

Patrick J. O’Connor (69)
Chairman of the Board (2000)
Principal Occupation During Past 5Years:
• Attorney, Cozen and O’Connor, P.C. since 1973, including
Vice Chairman since 1980 and Chief Executive Officer and
President from 2002 to 2007
No. of Portfolios for which Board Member Serves: 27
———————
John R. Alchin (64)
Board Member (2008)
Principal Occupation During Past 5Years:
• Retired since 2007
• Executive of Comcast Corporation, a cable services provider, from 1990 to 2007, including ExecutiveVice-President, Co-chief
Financial Officer and Treasurer, from 2002 to 2007
Other Public Company Board Memberships During Past 5Years:
• Polo Ralph Lauren Corporation, a retail clothing and home
furnishing company, Director (2007-present)
No. of Portfolios for which Board Member Serves: 27
———————
Ronald R. Davenport (76)
Board Member (2000)
Principal Occupation During Past 5Years:
• Chairman of Sheridan Broadcasting Corporation since July 1972
No. of Portfolios for which Board Member Serves: 27
———————
Jack Diederich (75)
Board Member (2000)
Principal Occupation During Past 5Years:
• Chairman of Digital Site Systems, Inc., a privately held
software company providing internet service to the
construction materials industry, since July 1998
No. of Portfolios for which Board Member Serves: 27

Kim D. Kelly (56)
Board Member (2008)
Principal Occupation During Past 5Years:
• Consultant since 2005
• President, Chief Executive Officer and a Director of Arroyo
Video Solutions, Inc., a video-on-demand technology com-
pany, from 2004 to 2005
• Executive of Insight Communications Company, Inc., a cable services provider, from 1990 to 2003, including President from
2002 to 2003, Chief Operating Officer from 1998 to 2002 and
Chief Financial Officer from 1990 to 2002
Other Public Company Board Memberships During Past 5Years:
• MCG Capital Corp., Director (2005-present)
No. of Portfolios for which Board Member Serves: 27
———————
Maureen M.Young (67)
Board Member (2000)
Principal Occupation During Past 5Years:
• Director of the Office of Government Relations at Carnegie
Mellon University from January 2000 to December 2007
No. of Portfolios for which Board Member Serves: 27
———————
Kevin C. Phelan (68)
Board Member (2000)
Principal Occupation During Past 5Years:
• Mortgage Banker, Colliers Meredith & Grew, Inc. since March
1978, including President since 2007 and Executive Vice
President and Director from March 1998 to September 2007
Other Public Company Board Memberships During Past 5Years:
• Boston Capital Real Estate InvestmentTrust, Director (2005-2008)
No. of Portfolios for which Board Member Serves: 27

The Funds 141

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Patrick J. Purcell (64)
Board Member (2000)
Principal Occupation During Past 5Years:
• Owner, President and Publisher of the Boston Herald since
February 1994
• President and Founder, jobfind.com, an employment search site on the world wide web, since July 1996
• President and Chief Executive Officer, Herald Media since 2001
No. of Portfolios for which Board Member Serves: 27

Thomas F. Ryan, Jr. (71)
Board Member (2000)
Principal Occupation During Past 5Years:
• Retired since April 1999
• President and Chief Operating Officer of the American Stock
Exchange from October 1995 to April 1999
Other Public Company Board Memberships During Past 5Years:
• RepliGen Corporation, a biopharmaceutical company,
Director (2002-present)
No. of Portfolios for which Board Member Serves: 27

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-888-281-7350.

142

OFFICERS OF THE FUND (Unaudited)

The Funds 143

OFFICERS OF THE TRUST (Unaudited) (continued)

144

For More Information

BNY Mellon Funds Trust
c o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser

Administrator

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:

BNY Mellon National Intermediate Municipal Bond Fund	Class M: MPNIX	Investor: MINMX
BNY Mellon National Short-Term Municipal Bond Fund	Class M: MPSTX	Investor: MINSX
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	Class M: MPPIX	Investor: MIPAX
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Class M: MMBMX	Investor: MMBIX
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	Class M: MNYMX	Investor: MNYIX
BNY Mellon Municipal Opportunities Fund	Class M: MOTMX	Investor: MOTIX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205-8502

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC's website at http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2012 MBSC Securities Corporation

MFTAR0812-MB

The BNY Mellon Funds

BNY Mellon Money Market Fund

BNY Mellon National Municipal Money Market Fund

ANNUAL REPORT August 31, 2012

Contents

The Funds
Letter from the President	2
Discussion of Funds’ Performance
BNY Mellon Money Market Fund	3
BNY Mellon National Municipal
Money Market Fund	5
Understanding Your Fund’s Expenses	7
Comparing Your Fund’s Expenses
With Those of Other Funds	7
Statements of Investments	8
Statements of Assets and Liabilities	18
Statements of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	21
Notes to Financial Statements	25
Report of Independent Registered
Public Accounting Firm	31
Important Tax Information	32
Information About the Renewal
of Each Fund’s Investment
Advisory Agreement and
Administration Agreement	33
Board Members Information	36
Officers of the Fund	38

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

The Funds

LETTER FROM
THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for the BNY Mellon Funds Trust, covering the 12-month period from September 1, 2011, through August 31, 2012. For information about how each fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Although money market yields have remained steady near historical lows over the past year, longer-term assets have responded with more volatility to changing expectations of global and domestic economic conditions. However, it is worth noting that over a longer time frame, the pace of U.S. economic growth has been relatively consistent at about half the average rate achieved in prior recoveries. Even U.S. employment numbers, which have been highly variable over short periods, averaged slightly better than 150,000 new jobs a month so far in 2012, roughly unchanged from the monthly average in 2011.

The sustained but subpar U.S. expansion appears likely to continue over the foreseeable future. On one hand, the economy has responded to a variety of stimulative measures, most notably an aggressively accommodative monetary policy. On the other hand, the prospect of automatic spending cuts and tax hikes scheduled for the end of 2012 has weighed on economic growth by contributing to a temporary postponement of spending decisions among consumers and businesses. Indeed, we believe the ability of the U.S. political system to address both this “fiscal cliff” and long-term deficit reduction could go a long way toward shaping the 2013 market environment. As always, we urge you to speak regularly with your portfolio manager to discuss how changing economic conditions may affect your investments.

Thank you for your continued confidence and support.

David K. Mossman
President
BNY Mellon Funds Trust
September 17, 2012

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2011, through August 31, 2012, as provided by Joseph Irace, Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2012, BNY Mellon National Municipal Money Market Fund’s Class M shares produced a yield of 0.00%, and Investor shares produced a yield of 0.00%.Taking into account the effects of compounding, the fund’s Class M and Investor shares also produced effective yields of 0.00% and 0.00%, respectively.1

The U.S. economic recovery proved erratic during the reporting period, producing heightened volatility in many financial markets. However, yields of tax-exempt money market instruments remained stable near zero percent as the Federal Reserve Board (the “Fed”) left short-term interest rates unchanged at historically low levels.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and maintenance of liquidity. To pursue its goal, the fund invests at least 80% of its assets in short-term municipal obligations that provide income exempt from federal income tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases.The fund may invest up to 20% of its total assets in taxable money market securities, such as U.S. government obligations, bank and corporate obligations and commercial paper.The fund also may invest in custodial receipts.

Economic Sentiment Shifted, but Yields Remained Low

The reporting period began in the wake of an unprecedented downgrade of one rating agency’s assessment of long-term U.S. government securities. This development, together with a worsening sover-

eign debt crisis in Europe, triggered steep declines among longer term financial assets in September 2011, while traditional safe havens such as U.S. government securities gained substantial value.

Employment gains and other encouraging U.S. economic news in the fall helped alleviate investors’ worries, as the European Union took steps to address a persistent debt crisis and the U.S. unemployment rate dropped sharply. However, disappointing employment and manufacturing data in the United States and the spread of fiscal instability in Europe during the spring of 2012 soon reduced expectations for a more robust recovery. Despite these changes in the economic outlook, the Fed maintained the monetary policy stance it first established in December 2008, leaving the overnight federal funds rate in a range between 0% and 0.25%. Consequently, municipal money market yields remained near zero percent throughout the reporting period.

The market also was influenced by changing supply-and-demand dynamics. Demand for municipal money market instruments proved robust during the reporting period. Narrow yield differences along the market’s maturity range and high after-tax yields compared to taxable money market instruments attracted individual investors as well as institutions that typically participate in taxable and longer term bond markets. Meanwhile, the supply of newly issued tax-exempt money market instruments remained relatively steady as banks with strong credit characteristics benefited from low financing rates. Consequently, yields of VRDNs remained relatively steady over the reporting period.

In general, municipal credit quality has continued to improve as states and local governments have recovered slowly from the recession. In particular, state general funds have shown consecutive quarters of growth in personal income tax and sales tax revenue, both important sources of revenue.

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

A Credit-Conscious Investment Posture

We have continued to maintain a careful and well-researched approach to credit selection. During the reporting period, we emphasized state general obligation bonds; essential service revenue bonds issued by water, sewer and electric enterprises; and certain local credits from issuers with strong financial positions and stable tax bases. We generally shied away from instruments issued by localities that depend heavily on state aid. We also maintained a conservative position regarding interest rates, setting the fund’s weighted average maturity in a range that was roughly in line with industry averages.

Outlook Clouded by Ongoing Economic Uncertainty

We are cautiously optimistic regarding the prospects for economic growth over the remainder of 2012. Strains in the global financial markets have continued to pose significant challenges, but the Fed expects a moderate pace of U.S. economic growth and a gradually declining unemployment rate. In addition, the Fed signaled that it is prepared to maintain short-term interest rates near current levels until 2015, and it indicated that it would undertake further action to stimulate economic growth, including an extension of “Operation Twist” and a new round of quantitative easing.With money market yields likely to remain near historical lows for some time to come, we believe that the prudent course continues to be an emphasis on preservation of capital and liquidity.

September 17, 2012

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency.Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Short-term corporate and asset-backed securities holdings, while rated in the highest rating category by one or more NRSRO (or unrated, if deemed of comparable quality by the investment adviser), involve credit and liquidity risks and risk of principal loss.

[1]

Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yields provided reflect the absorption of certain fund expenses by the investment adviser pursuant to an undertaking, which is voluntary and temporary, not contractual, and can be terminated at any time without notice. Had these expenses not been absorbed, fund yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

4

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2011, through August 31, 2012, as provided by Patricia A. Larkin, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2012, BNY Mellon Money Market Fund’s Class M shares produced a yield of 0.00%, and its Investor shares produced a yield of 0.00%.Taking into account the effects of compounding, the fund’s Class M shares produced an effective yield of 0.00%, and its Investor shares produced an effective yield of 0.00%.1

Yields of money market instruments remained near historical lows over the reporting period as the Federal Reserve Board (the “Fed”) left short-term interest rates unchanged.

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.To pursue its goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including U.S. government securities; certificates of deposit, time deposits, bankers’ acceptances and other short-term domestic or foreign bank obligations; repurchase agreements; high-grade commercial paper and other short-term corporate obligations; and taxable municipal obligations. Normally, the fund invests at least 25% of its net assets in bank obligations.

Economic Recovery Proved Erratic

The reporting period began amid sharp declines in many financial markets, triggered by one credit-rating agency’s downgrade of long-term U.S. government debt and an intensifying financial crisis in Europe. However, these fears were assuaged when better economic data emerged, including a decline in the unemployment rate to 9.0% in September. Still, U.S. GDP grew at an annualized 1.3% rate during the third quarter of 2011.

Investor sentiment improved in October as industrial and manufacturing activity increased and housing starts surged.The unemployment rate fell steeply to 8.6% in November, while manufacturing activity accelerated. The unemployment rate reached 8.5% in December, and consumer confidence rose, contributing to an encouraging 4.1% annualized economic growth rate over the fourth quarter of 2011.

The recovery gained traction in January 2012 when the unemployment rate dropped to 8.3% amid a net gain of 243,000 jobs. In February, the private sector added another 233,000 jobs and the unemployment rate held steady. Despite a decrease to 120,000 new jobs created in March, the unemployment rate inched lower to 8.2%, while the manufacturing and service sectors expanded. However, higher gasoline prices contributed to a modest decline in consumer confidence, and cuts in government spending dampened GDP growth to a 2.0% annualized rate over the first quarter of 2012.

The Funds 5

DISCUSSION OF FUND PERFORMANCE (continued)

The expansion appeared to moderate in April amid mixed data. The unemployment rate dipped to 8.1%, but only 77,000 jobs were added to the labor force. Manufacturing activity continued to increase. May brought another month of subpar job creation and an uptick in the unemployment rate to 8.2%.While manufacturing activity continued to expand, it did so at a slower rate. Meanwhile, a resurgent debt crisis in Europe dominated the headlines when austerity measures encountered political resistance. The manufacturing sector contracted in June for the first time in three years, with weakness especially evident in new orders. On the other hand, U.S. housing prices climbed for the first time in seven months, and new unemployment claims fell. For the second quarter of 2012, U.S. economic growth slowed to a 1.3% annualized rate.

The economy added 163,000 jobs in July, more than most analysts expected, but the unemployment rate climbed to 8.3% as more people entered the workforce. Meanwhile, manufacturing activity contracted for the second straight month, and economists grew concerned about the potential consequences of a major drought in the Midwest.

New data in August showed higher sales and prices in U.S. housing markets. Unemployment claims remained flat, and personal income rose modestly. Corporate earnings generally proved better than expected, as a strong majority of companies met or exceeded analysts’ earnings targets, helping to support a more optimistic economic outlook.

Rates Likely to Stay Low

As has been the case for the past several years, yields of money market instruments hovered near zero percent throughout the reporting period. In addition, yield differences along the market’s maturity spectrum remained relatively narrow, so we believed it made little sense to incur the additional risks that longer-dated securities typically entail.

We have maintained the fund’s weighted average maturity in a position we consider roughly in line with market averages, and we have kept our focus on well-established issuers that historically have demonstrated good liquidity characteristics, including banks in Australia, Canada and Japan, but relatively few in Europe.

Just days after the reporting period’s end, the Fed signaled its intention to take additional steps to boost employment and stimulate growth, including an extension of Operation Twist, a new round of quantitative easing and the likelihood that short-term interest rates would remain near historical lows at least until 2015. Therefore, we intend to maintain the fund’s focus on quality and liquidity.

September 17, 2012

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency.Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Short-term corporate, asset-backed securities holdings and municipal securities holdings (as applicable), while rated in the highest rating category by one or more NRSRO (or unrated, if deemed of comparable quality by the investment adviser), involve credit and liquidity risks and risk of principal loss.

[1]

Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yields provided reflect the absorption of certain fund expenses by the investment adviser pursuant to an undertaking, which is voluntary and temporary, not contractual, and can be terminated at any time without notice. Had these expenses not been absorbed, fund yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each BNY Mellon money market fund from March 1, 2012 to August 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2012
	Class M Shares	Investor Shares
BNY Mellon Money Market Fund
Expenses paid per $1,000†	$1.26	$1.26
Ending value (after expenses)	$1,000.00	$1,000.00
Annualized expense ratio (%)	.25	.25
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$1.31	$1.31
Ending value (after expenses)	$1,000.00	$1,000.00
Annualized expense ratio (%)	.26	.26

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in each fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2012
	Class M Shares	Investor Shares
BNY Mellon Money Market Fund
Expenses paid per $1,000†	$1.27	$1.27
Ending value (after expenses)	$1,023.88	$1,023.88
Annualized expense ratio (%)	.25	.25
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$1.32	$1.32
Ending value (after expenses)	$1,023.83	$1,023.83
Annualized expense ratio (%)	.26	.26

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Funds 7

STATEMENT OF INVESTMENTS

August 31, 2012

BNY Mellon Money Market Fund

Negotiable Bank Certificates of Deposit–21.3%	Principal Amount ($)	Value ($)
Bank of Tokyo-Mitsubishi Ltd. (Yankee) 0.36%, 10/5/12	35,000,000	35,000,000
Branch Banking & Trust Co. 0.28%, 11/19/12	35,000,000	35,000,000
Chase Bank USA 0.20%, 11/20/12	40,000,000	40,000,000
Norinchukin Bank (Yankee) 0.39%, 11/6/12	35,000,000	35,000,000
Rabobank Nederland (Yankee) 0.29%, 11/6/12	15,000,000	15,000,000
Westpac Banking Corp. (Yankee) 0.58%, 9/4/12	25,000,000 a,b	25,000,000
Total Negotiable Bank Certificates of Deposit (cost $185,000,000)		**185,000,000**

Commercial Paper–20.2%	Principal Amount ($)	Value ($)
Bank of Nova Scotia 0.10%, 9/4/12	35,000,000	34,999,708
Barclays U.S. Funding 0.14%, 9/4/12	35,000,000	34,999,592
General Electric Capital Corp. 0.40%, 12/13/12	30,000,000	29,965,667
Mizuho Funding LLC 0.36%, 10/16/12	35,000,000 b	34,984,250

Commercial Paper (continued)	Principal Amount ($)	Value ($)
Sumitomo Mitsui Banking Corporation 0.34%, 10/16/12	40,000,000 b	39,983,000
Total Commercial Paper (cost $174,932,217)		**174,932,217**

Asset-Backed Commercial Paper–11.5%	Principal Amount ($)	Value ($)
Atlantis One Funding Corp. 0.38%, 10/9/12	20,000,000 b	19,991,978
FCAR Owner Trust, Ser. II 0.29%, 9/4/12	40,000,000	39,999,033
Northern Pines Funding LLC 0.21%, 10/1/12	40,000,000	39,993,000
Total Asset-Backed Commercial Paper (cost $99,984,011)		**99,984,011**

Time Deposits–28.2%	Principal Amount ($)	Value ($)
Canadian Imperial Bank of Commerce (Grand Cayman) 0.12%, 9/4/12	35,000,000	35,000,000
National Australia Bank (Grand Cayman) 0.12%, 9/4/12	35,000,000	35,000,000
Northern Trust Co. (Grand Cayman) 0.06%, 9/4/12	35,000,000	35,000,000
Royal Bank of Canada (Toronto) 0.12%, 9/4/12	35,000,000	35,000,000

8

BNY Mellon Money Market Fund (continued)

	Principal			Principal
Time Deposits (continued)	Amount ($)	Value ($)	Repurchase Agreement—2.3%	Amount ($)	Value ($)

Skandinaviska Enskilda			Goldman, Sachs & Co.
Banken (Grand Cayman)			0.19% dated 8/31/12,
0.16%, 9/4/12	35,000,000	35,000,000	due 9/4/12 in the amount
Swedbank (Grand Cayman)			of $20,000,422 (fully
0.15%, 9/4/12	35,000,000	35,000,000	collateralized by $74,197,898
U.S. Bank NA (Grand Cayman)			Government National Mortgage
0.18%, 9/4/12	35,000,000	35,000,000	Association, 4.75%-6.46%,
			due 7/20/40-11/16/41,
Total Time Deposits			value $20,400,000)
(cost $245,000,000)		245,000,000	(cost $20,000,000)	20,000,000	20,000,000

U.S. Treasury Bills—16.4%			Total Investments
			(cost $866,906,449)	99.9%	866,906,449
U.S. Treasury Bills
0.08%—0.09%,			Cash and Receivables (Net)	.1%	1,033,694
9/6/12—10/18/12			Net Assets	100.0%	867,940,143
(cost $141,990,221)	142,000,000	141,990,221

a	Variable rate security—interest rate subject to periodic change.
b

Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2012, these securities amounted to $119,959,228 or 13.8% of net assets.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Banking	66.2	Finance	3.5
U.S. Government	16.4	Repurchase Agreement	2.3
Asset-Backed/Banking	6.9
Asset-Backed/Single Seller	4.6		99.9

† Based on net assets.
See notes to financial statements.

The Funds 9

STATEMENT OF INVESTMENTS

August 31, 2012

BNY Mellon National Municipal Money Market Fund
	Coupon	Maturity	Principal
Short-Term Investments—97.1%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—2.9%
Columbia Industrial Development Board, PCR,
Refunding (Alabama Power Company Project)	0.18	9/4/12	4,400,000	[a]	4,400,000
Columbia Industrial Development Board, PCR,
Refunding (Alabama Power Company Project)	0.19	9/4/12	13,000,000	[a]	13,000,000
Columbia Industrial Development Board, PCR,
Refunding (Alabama Power Company Project)	0.22	9/4/12	16,600,000	[a]	16,600,000
Eutaw Industrial Development Board, PCR,
Refunding (Alabama Power Company Project)	0.18	9/4/12	4,000,000	[a]	4,000,000
Colorado—1.2%
Commerce City Northern Infrastructure General
Improvement District, GO Notes (LOC; U.S. Bank NA)	0.19	9/7/12	6,150,000	[a]	6,150,000
Commerce City Northern Infrastructure General Improvement
District, GO Notes, Refunding (LOC; U.S. Bank NA)	0.19	9/7/12	9,390,000	[a]	9,390,000
Parker Automotive Metropolitan District,
GO Notes (LOC; U.S. Bank NA)	0.19	9/7/12	850,000	[a]	850,000
Connecticut—3.7%
Connecticut Health and Educational Facilities Authority, Revenue
(Community Renewal Team Issue) (LOC; Bank of America)	0.23	9/7/12	1,345,000	[a]	1,345,000
Connecticut Housing Finance Authority, Revenue (Housing Mortgage
Finance Program) (Liquidity Facility; Bank of Tokyo-Mitsubishi UFJ)	0.18	9/7/12	13,140,000	[a]	13,140,000
Connecticut Housing Finance Authority, Revenue (Housing Mortgage
Finance Program) (Liquidity Facility; Bank of Tokyo-Mitsubishi UFJ)	0.18	9/7/12	12,680,000	[a]	12,680,000
Connecticut Housing Finance Authority, Revenue (Housing Mortgage
Finance Program) (Liquidity Facility; Bank of Tokyo-Mitsubishi UFJ)	0.18	9/7/12	20,935,000	[a]	20,935,000
District of Columbia—.4%
District of Columbia, Revenue (American
Geophysical Union Issue) (LOC; Bank of America)	0.24	9/7/12	1,925,000	[a]	1,925,000
District of Columbia, Revenue (Howard Road Academy
Public Charter School, Inc. Issue) (LOC; Bank of America)	0.26	9/7/12	3,100,000	[a]	3,100,000
Florida—3.8%
Deutsche Bank Spears/Lifers Trust (Series DBE-594)
(University of North Florida Financing Corporation,
Capital Improvement Revenue (Housing Project)) (Liquidity
Facility; Deutsche Bank AG and LOC; Deutsche Bank AG)	0.27	9/7/12	5,200,000 [a,b,c]		5,200,000
Jacksonville, IDR (University of Florida Health Sciences
Center Clinic) (LOC; Branch Banking and Trust Co.)	0.16	9/7/12	2,300,000	[a,d]	2,300,000
Miami-Dade County Health Facilities Authority, HR, Refunding
(Miami Children’s Hospital Project) (LOC; Wells Fargo Bank)	0.18	9/7/12	35,575,000	[a,d]	35,575,000
Palm Beach County, IDR (Gulfstream Goodwill
Industies, Inc. Project) (LOC; Wells Fargo Bank)	0.27	9/7/12	1,055,000	[a]	1,055,000
Palm Beach County, Revenue (The Benjamin Private
School, Inc. Project) (LOC; Northern Trust Company)	0.17	9/7/12	6,020,000	[a]	6,020,000

10

BNY Mellon National Municipal Money Market Fund (continued)
	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Georgia—1.7%
Fulton County Development Authority, Revenue (King’s Ridge
Christian School Project) (LOC; Branch Banking and Trust Co.)	0.16	9/7/12	7,370,000	[a]	7,370,000
Monroe County Development Authority, PCR (Oglethorpe
Power Corporation Scherer Project) (LOC; Bank of Montreal)	0.15	9/7/12	15,000,000	[a]	15,000,000
Illinois—9.3%
Chicago, GO Notes (Project and Refunding Series)
(Liquidity Facility; JPMorgan Chase Bank)	0.18	9/4/12	11,200,000	[a]	11,200,000
Chicago, Second Lien Water Revenue, Refunding
(LOC; California Public Employees Retirement System)	0.19	9/7/12	14,535,000	[a]	14,535,000
Chicago Board of Education, Unlimited Tax GO Notes,
Refunding (Dedicated Revenues) (LOC; JPMorgan Chase Bank)	0.18	9/4/12	12,300,000	[a]	12,300,000
Illinois Finance Authority, Revenue (Franciscan Communities, Inc.—
The Village at Victory Lakes) (LOC; Bank of America)	0.42	9/7/12	7,555,000	[a,d]	7,555,000
Illinois Finance Authority, Revenue (Gift of Hope Organ and
Tissue Donor Network Project) (LOC; JPMorgan Chase Bank)	0.19	9/7/12	6,680,000	[a,d]	6,680,000
Illinois Finance Authority, Revenue (Joan W. and Irving B. Harris
Theater for Music and Dance Project) (LOC; PNC Bank NA)	0.18	9/7/12	13,750,000	[a]	13,750,000
Illinois Finance Authority, Revenue (Merit School
of Music Project) (LOC; Bank of America)	0.48	9/7/12	1,500,000	[a]	1,500,000
Illinois Finance Authority, Revenue (Northwestern
Memorial Hospital) (Liquidity Facility; UBS AG)	0.18	9/7/12	12,900,000	[a,d]	12,900,000
Illinois Finance Authority, Revenue (Northwestern
Memorial Hospital) (Liquidity Facility; UBS AG)	0.18	9/7/12	28,560,000	[a,d]	28,560,000
Illinois Finance Authority, Revenue (Resurrection
Health Care) (LOC; JPMorgan Chase Bank)	0.19	9/4/12	7,000,000	[a,d]	7,000,000
Illinois Finance Authority, Revenue (YMCA of Metropolitan
Chicago Project) (LOC; BMO Harris Bank NA)	0.18	9/7/12	2,700,000	[a]	2,700,000
Illinois Health Facilities Authority, Revenue, Refunding
(Franciscan Eldercare and Community Services—
Franciscan Village) (LOC; Bank of America)	0.40	9/7/12	4,050,000	[a,d]	4,050,000
Indiana—4.4%
Deutsche Bank Spears/Lifers Trust (Series DBE-565)
(Indiana Bond Bank, Special Program Revenue) (Liquidity
Facility; Deutsche Bank AG and LOC; Deutsche Bank AG)	0.30	9/7/12	5,840,000 [a,b,c]		5,840,000
Indiana Bond Bank, Advance Funding Program Notes	1.25	1/3/13	4,500,000		4,513,649
Indiana Finance Authority, IDR (Republic Services, Inc.
Project) (LOC; JPMorgan Chase Bank)	0.18	9/4/12	11,400,000	[a]	11,400,000
Indiana Health Facility Financing Authority, HR (Deaconess
Hospital Obligated Group) (LOC; JPMorgan Chase Bank)	0.18	9/7/12	21,990,000	[a,d]	21,990,000
Indiana Health Facility Financing Authority, Revenue
(Franciscan Eldercare Services, Inc.,—University
Place Project) (LOC; Bank of America)	0.42	9/7/12	14,290,000	[a,d]	14,290,000

The Funds 11

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Municipal Money Market Fund (continued)
	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Iowa—3.0%
Hills, Health Facilities Revenue (Mercy Hospital
Project) (LOC; U.S. Bank NA)	0.21	9/4/12	22,015,000	[a,d]	22,015,000
Iowa Finance Authority, Educational Facilities Revenue
(Holy Family Catholic Schools Project) (LOC; Wells Fargo Bank)	0.21	9/4/12	5,000,000	[a]	5,000,000
Iowa Higher Education Loan Authority, Private College Facility
Revenue (Des Moines University Project) (LOC; U.S. Bank NA)	0.21	9/4/12	13,160,000	[a]	13,160,000
Kentucky—.3%
Mason County, PCR (East Kentucky Power Cooperative, Inc.
Project) (Liquidity Facility; National Rural Utilities
Cooperative Finance Corporation)	0.47	9/7/12	3,375,000	[a]	3,375,000
Maryland—3.8%
Baltimore Mayor and City Council Industrial Development
Authority, Revenue (City of Baltimore Capital
Acquisition Program) (LOC; Bayerische Landesbank)	0.28	9/7/12	10,000,000	[a]	10,000,000
Maryland Economic Development Corporation, EDR
(Catholic Relief Services Facility) (LOC; Bank of America)	0.27	9/7/12	12,625,000	[a]	12,625,000
Maryland Industrial Development Financing Authority,
Recovery Zone Facility Revenue (Wexford Maryland
BioPark 3, LLC Facility) (LOC; M&T Trust)	0.22	9/7/12	10,000,000	[a]	10,000,000
Montgomery County, EDR (George Meany Center for
Labor Studies—The National Labor College
Facility) (LOC; Bank of America)	0.24	9/7/12	17,150,000	[a]	17,150,000
Massachusetts—2.6%
Leominster, GO Notes, BAN	1.00	12/19/12	6,000,000		6,010,328
Massachusetts, GO Notes (Central Artery/Ted Williams Tunnel
Infrastructure Loan Act of 2000) (Liquidity Facility; U.S. Bank NA)	0.18	9/4/12	8,500,000	[a]	8,500,000
Massachusetts, GO Notes (Consolidated
Loan) (LOC; JPMorgan Chase Bank)	0.18	9/4/12	19,600,000	[a]	19,600,000
Michigan—2.4%
Lenawee County Economic Development Corporation, Revenue,
Refunding (Siena Heights University Project) (LOC; FHLB)	0.18	9/7/12	8,045,000	[a]	8,045,000
Michigan Finance Authority, State Aid Revenue Notes	2.00	8/20/13	5,000,000		5,077,031
Michigan Higher Education Facilities Authority, LOR
(Adrian College Project) (LOC; Comerica Bank)	0.28	9/7/12	12,230,000	[a]	12,230,000
Michigan Strategic Fund, LOR
(MANS, LLC Project) (LOC; Comerica Bank)	0.22	9/7/12	5,770,000	[a]	5,770,000
Missouri—3.1%
Deutsche Bank Spears/Lifers Trust (Series DBE-712)
(Kansas City Industrial Development Authority, MFHR,
Refunding (The Orchards Apartments Project)) (Liquidity
Facility; Deutsche Bank AG and LOC; Deutsche Bank AG)	0.30	9/7/12	9,140,000 [a,b,c]		9,140,000
Missouri Development Finance Board, LR
(Missouri Association of Municipal Utilities Lease
Financing Program) (LOC: U.S. Bank NA)	0.21	9/4/12	5,500,000	[a]	5,500,000

12

BNY Mellon National Municipal Money Market Fund (continued)
	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Missouri (continued)
Missouri Health and Educational Facilities Authority, Educational
Facilities Revenue (Drury College) (LOC; PNC Bank NA)	0.19	9/4/12	21,095,000	[a]	21,095,000
RBC Municipal Products Inc. Trust (Series E-40)
(Missouri Health and Educational Facilities Authority,
Health Facilities Revenue (Saint Luke’s Health System, Inc.))
(Liquidity Facility; Royal Bank of Canada and
LOC; Royal Bank of Canada)	0.17	9/7/12	5,000,000 [a,b,c,d]		5,000,000
New Hampshire—4.8%
New Hampshire Health and Education Facilities Authority,
Revenue (University System of New Hampshire
Issue) (Liquidity Facility; U.S. Bank NA)	0.18	9/4/12	28,325,000	[a]	28,325,000
New Hampshire Health and Education Facilities Authority,
Revenue (University System of New Hampshire
Issue) (Liquidity Facility; U.S. Bank NA)	0.20	9/4/12	13,305,000	[a]	13,305,000
New Hampshire Health and Education Facilities Authority,
Revenue (University System of New Hampshire
Issue) (Liquidity Facility; Wells Fargo Bank)	0.20	9/4/12	22,210,000	[a]	22,210,000
New Jersey—8.2%
East Brunswick Township, GO Notes, BAN	1.00	9/28/12	4,000,000		4,000,290
East Brunswick Township, GO Notes, BAN	2.00	1/4/13	12,777,000		12,827,590
East Brunswick Township, GO Notes, BAN	1.25	8/6/13	5,000,000		5,029,999
Kearny Board of Education, GO Notes, GAN	1.50	10/12/12	5,000,000		5,002,769
Livingston Township Board of Education, GO Notes, GAN	1.50	9/27/12	6,250,000		6,253,303
Monroe Township, GO Notes, BAN	1.00	2/6/13	13,000,000		13,041,753
New Jersey Economic Development Authority, EDR, Refunding
(Stolthaven Perth Amboy Inc. Project) (LOC; Citibank NA)	0.22	9/7/12	23,000,000	[a]	23,000,000
New Jersey Economic Development Authority, Natural Gas Revenue,
Refunding (New Jersey Natural Gas Company Project)	0.22	9/4/12	2,100,000	[a]	2,100,000
Paterson, GO Notes, BAN (General Improvement and Tax Appeal)	1.50	6/6/13	7,000,000		7,013,115
Rahway, GO Notes, BAN	1.00	10/3/12	7,000,000		7,001,209
Rahway, GO Notes, BAN	1.25	8/9/13	10,000,000		10,060,508
West Milford Township, GO Notes, BAN	1.00	10/5/12	2,000,000		2,000,460
Woodbridge Township Board of Education, Temporary Notes	1.00	2/6/13	10,500,000		10,522,544
New Mexico—.8%
Alamogordo, Hospital Improvement Revenue,
Refunding (Gerald Champion Regional Medical
Center Project) (LOC; Bank of America)	0.22	9/7/12	10,000,000	[a,d]	10,000,000
New York—11.3%
Albany Industrial Development Agency, Civic Facility Revenue
(Renaissance Corporation of Albany Project) (LOC; M&T Trust)	0.22	9/7/12	900,000	[a]	900,000
Amherst Industrial Development Agency, Civic Facility
Revenue (Daemen College Project) (LOC; M&T Trust)	0.22	9/7/12	12,200,000	[a]	12,200,000
Amsterdam Enlarged City School District, GO Notes, BAN	1.25	6/28/13	13,595,000		13,661,597

The Funds 13

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Municipal Money Market Fund (continued)
	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
Deposit Central School District, GO Notes, BAN	1.25	6/28/13	7,000,000		7,031,414
Dutchess County Industrial Development Agency, Civic Facility
Revenue (Brookview, Inc. Project) (LOC; M&T Trust)	0.22	9/7/12	8,435,000	[a]	8,435,000
Erie County Industrial Development Agency, Civic
Facility Revenue (The Canisius High School of
Buffalo, N.Y. Project) (LOC; M&T Trust)	0.22	9/7/12	21,015,000	[a]	21,015,000
Hannibal Central School District, GO Notes, BAN	1.00	6/28/13	6,910,000		6,926,868
Jamestown City School District, GO Notes, BAN	1.00	6/27/13	6,000,000		6,014,598
New York City, GO Notes (LOC; California
Public Employees Retirement System)	0.17	9/4/12	11,125,000	[a]	11,125,000
New York City Capital Resource Corporation, Recovery Zone
Facility Revenue (WytheHotel Project) (LOC; M&T Trust)	0.23	9/7/12	3,700,000	[a]	3,700,000
New York Liberty Development Corporation,
Liberty Revenue, Refunding (3 World Trade
Center Project) (LOC; JPMorgan Chase Bank)	0.21	9/7/12	5,000,000	[a]	5,000,000
New York State Housing Finance Agency, Housing
Revenue (25 Washington Street) (LOC; M&T Trust)	0.22	9/7/12	7,800,000	[a]	7,800,000
Onondaga County Industrial Development Agency,
Civic Facility Revenue (Syracuse Research
Corporation Facility) (LOC; M&T Trust)	0.22	9/7/12	3,920,000	[a]	3,920,000
Salina, GO Notes BAN	1.25	6/21/13	7,230,000		7,264,591
Seaford Union Free School District, GO Notes, TAN	1.25	6/20/13	2,500,000		2,514,899
South Jefferson Central School District, GO Notes, BAN	1.50	6/21/13	18,930,000		19,062,812
Tompkins County Industrial Development Agency,
Civic Facility Revenue (Community Development
Properties Ithaca, Inc. Project) (LOC; M&T Trust)	0.27	9/7/12	6,300,000	[a]	6,300,000
Wappingers Central School District, GO Notes, BAN	1.25	7/12/13	5,825,554		5,855,423
North Carolina—.4%
North Carolina Capital Facilities Finance Agency,
Educational Facilities Revenue (High Point University
Project) (LOC; Branch Banking and Trust Co.)	0.16	9/7/12	5,025,000	[a]	5,025,000
Ohio—1.8%
Akron, GO Notes, BAN (Various Purpose)	1.13	11/15/12	4,650,000		4,654,963
Cuyahoga County, Health Care Facilities Revenue
(Franciscan Communities, Inc.—Mount Alverna
Project) (LOC; Bank of America)	0.42	9/7/12	10,205,000	[a,d]	10,205,000
Union Township, GO Notes, Refunding, BAN (Various Purpose)	1.00	9/11/13	8,200,000		8,244,772
Pennsylvania—3.5%
Pittsburgh Water and Sewer Authority, Water and Sewer
System First Lien Revenue (Insured; Assured Guaranty
Municipal Corp. and Liquidity Facility; PNC Bank NA)	0.37	9/7/12	32,225,000	[a]	32,225,000

14

BNY Mellon National Municipal Money Market Fund (continued)

	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania (continued)
Pittsburgh Water and Sewer Authority, Water and Sewer System
First Lien Revenue, Refunding (Insured; Assured Guaranty
Municipal Corp. and Liquidity Facility; JPMorgan Chase Bank)	0.37	9/7/12	14,100,000	[a]	14,100,000
South Dakota—1.2%
South Dakota Health and Educational Facilities Authority,
Revenue (Regional Health) (LOC; U.S. Bank NA)	0.21	9/4/12	16,000,000	[a,d]	16,000,000
Tennessee—2.2%
Blount County Public Building Authority, Local Government
Public Improvement Revenue (Liquidity Facility;
Branch Banking and Trust Co.)	0.16	9/7/12	5,275,000	[a]	5,275,000
Chattanooga Health Educational and Housing
Facility Board, Revenue (Southern Adventist
University Project) (LOC; Bank of America)	0.22	9/7/12	1,885,000	[a]	1,885,000
Sevier County Public Building Authority, Local Government
Public Improvement Revenue (LOC; Bank of America)	0.24	9/7/12	4,000,000	[a]	4,000,000
Shelby County Health, Educational and Housing Facility Board,
Revenue (The Hutchison School Project) (LOC; Bank of America)	0.26	9/7/12	17,920,000	[a]	17,920,000
Texas—11.7%
Atascosa County Industrial Development Corporation, PCR,
Refunding (San Miguel Electric Cooperative, Inc. Project)
(LOC; National Rural Utilities Cooperative Finance Corporation)	0.31	9/7/12	34,200,000	[a]	34,200,000
Harris County Health Facilities Development Corporation,
HR, Refunding (Texas Children’s Hospital Project)
(Liquidity Facility; Wells Fargo Bank)	0.18	9/4/12	59,400,000	[a,d]	59,400,000
Jefferson County Industrial Development Corporation,
Hurricane Ike Disaster Area Revenue (Jefferson
Refinery, L.L.C. Project) (LOC; Branch Banking and Trust Co.)	0.45	9/27/12	3,000,000		3,000,000
Jefferson County Industrial Development Corporation,
Hurricane Ike Disaster Area Revenue (Jefferson
Refinery, L.L.C. Project) (LOC; Branch Banking and Trust Co.)	0.45	9/27/12	28,900,000		28,900,000
North Texas Tollway Authority, Revenue,
CP (LOC; JPMorgan Chase Bank)	0.24	10/30/12	4,000,000		4,000,000
Texas Public Finance Authority, Revenue,
CP (Liquidity Facility; Barclays Bank PLC)	0.18	9/18/12	11,090,000		11,090,000
Taxas Public Finance Authority, Revenue, CP
(Liquidity Facility; Sumitomo Mitsui Banking Corp.)	0.18	9/18/12	15,000,000		15,000,000
Utah—1.7%
Murray City, HR (Intermountain Health Care Health
Services, Inc.) (Liquidity Facility; Northern Trust Company)	0.18	9/4/12	19,020,000	[a,d]	19,020,000
Utah Housing Corporation, MFHR
(Timbergate Apartments Project) (LOC; FHLMC)	0.22	9/7/12	3,125,000	[a]	3,125,000

The Funds 15

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Municipal Money Market Fund (continued)
	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Virginia—.7%
Alexandria Industrial Development Authority,
Revenue (Institute for Defense Analyses Project)
(LOC; Branch Banking and Trust Co.)	0.18	9/7/12	9,875,000	[a]	9,875,000
Washington—2.2%
Washington Health Care Facilities Authority, Revenue
(MultiCare Health System) (LOC; Barclays Bank PLC)	0.20	9/4/12	28,660,000	[a,d]	28,660,000
West Virginia—1.7%
West Virginia Hospital Finance Authority, HR,
Refunding (West Virginia United Health System
Obligated Group) (LOC; JPMorgan Chase Bank)	0.19	9/4/12	22,240,000	[a,d]	22,240,000
Wisconsin—1.6%
Wisconsin Health and Educational Facilities Authority, Revenue
(Bay Area Medical Center, Inc.) (LOC; BMO Harris Bank NA)	0.19	9/4/12	12,500,000	[a,d]	12,500,000
Wisconsin Health and Educational Facilities Authority,
Revenue (Cedar Crest, Inc.) (LOC; Bank of Montreal)	0.17	9/7/12	7,120,000	[a,d]	7,120,000
Wisconsin Health and Educational Facilities Authority,
Revenue (Edgewood College) (LOC; U.S. Bank NA)	0.21	9/4/12	1,985,000	[a]	1,985,000
U.S. Related—.7%
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (Citigroup ROCS, Series
RR II R-11765) (Liquidity Facility; Citibank NA)	0.20	9/7/12	9,000,000 [a,b,c]		9,000,000

Total Investments (cost $1,279,161,485)			97.1%		1,279,161,485
Cash and Receivables (Net)			2.9%		38,526,381
Net Assets			100.0%		1,317,687,866

a	Variable rate demand note—rate shown is the interest rate in effect at August 31, 2012. Maturity date represents the next demand date, or the ultimate maturity date if earlier.
b

Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2012, these securities amounted to $34,180,000 or 2.6% of net assets.

c

The fund does not directly own the municipal security indicated; the fund owns an interest in a special purpose entity that, in turn, owns the underlying municipal security.The special purpose entity permits the fund to own interests in underlying assets, but in a manner structured to provide certain advantages not inherent in the underlying bonds (e.g., enhanced liquidity, yields linked to short-term rates).

[d]	At August 31, 2012, the fund had $353,060,000 or 26.8% of net assets invested in securities whose payment of principal and interest is dependent upon revenues generated from health care.

16

Summary of Abbreviations

ABAG	Association of Bay Area Governments			ACA	American Capital Access
AGC	ACE Guaranty Corporation			AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation			ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes			BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty			COP	Certificate of Participation
CP	Commercial Paper			DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue			EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company			FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank			FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association			GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract			GNMA	Government National Mortgage Association
GO	General Obligation			HR	Hospital Revenue
IDB	Industrial Development Board			IDC	Industrial Development Corporation
IDR	Industrial Development Revenue			LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit			LOR	Limited Obligation Revenue
LR	Lease Revenue			MERLOTS	Municipal Exempt Receipt Liquidity Option Tender
MFHR	Multi-Family Housing Revenue			MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue			PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts			PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates			RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants			ROCS	Reset Options Certificates
RRR	Resources Recovery Revenue			SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement			SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue			SONYMA	State of New York Mortgage Agency
SPEARS	Short Puttable Exempt Adjustable Receipts			SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes			TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes			XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
F1+,F1		VMIG1,MIG1,P1		SP1, A1	79.5
F-2		VMIG2,MIG2,P2		SP2, A2	3.0
Bond(AAA,AA,A)		Bond(Aaa,Aa,A)		Bond(AAA,AA,A)	5.1
Not Rated[e]		Not Rated[e]		Not Rated[e]	12.4
100.0

† Based on total investments.
e Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Funds 17

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2012

	BNY Mellon	BNY Mellon
	Money Market	National Municipal
	Fund	Money Market Fund
Assets ($):
Investments in securities—See Statement of Investments†
(including Repurchase Agreement of $20,000,000
for BNY Mellon Money Market Fund)—Note 2(c)	866,906,449	1,279,161,485
Cash	1,184,751	693,422
Interest receivable	85,902	1,029,778
Receivable for investment securities sold	—	45,400,000
Prepaid expenses	8,692	9,545
	868,185,794	1,326,294,230
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	87,726	149,636
Due to Administrator—Note 3(a)	91,797	139,839
Payable for shares of investment securities purchased	—	8,244,772
Accrued expenses	66,128	72,117
	245,651	8,606,364
Net Assets ($)	867,940,143	1,317,687,866
Composition of Net Assets ($):
Paid-in capital	867,941,576	1,319,147,483
Accumulated net realized gain (loss) on investments	(1,433)	(1,459,617)
Net Assets ($)	867,940,143	1,317,687,866
Net Asset Value Per Share
Class M Shares
Net Assets ($)	857,600,476	1,316,666,325
Shares Outstanding	857,604,700	1,318,125,714
Net Asset Value Per Share ($)	1.00	1.00
Investor Shares
Net Assets ($)	10,339,667	1,021,541
Shares Outstanding	10,339,670	1,022,684
Net Asset Value Per Share ($)	1.00	1.00
† Investments at cost ($)	866,906,449	1,279,161,485

See notes to financial statements.

18

STATEMENTS OF OPERATIONS

Year Ended August 31, 2012

	BNY Mellon	BNY Mellon
	Money Market	National Municipal
	Fund	Money Market Fund
Investment Income ($):
Interest Income	2,017,973	3,006,937
Expenses:
Investment advisory fee—Note 3(a)	1,454,945	2,045,067
Administration fee—Note 3(a)	1,208,068	1,698,112
Custodian fees—Note 3(b)	101,082	90,444
Trustees’ fees and expenses—Note 3(c)	73,637	105,457
Professional fees	46,127	54,378
Registration fees	28,342	27,438
Shareholder servicing costs—Note 3(b)	12,282	2,594
Prospectus and shareholders’ reports	9,826	9,449
Miscellaneous	24,872	44,056
Total Expenses	2,959,181	4,076,995
Less—reduction in expenses due to undertaking—Note 3(a)	(940,543)	(1,071,166)
Less—reduction in fees due to earnings credits—Note 3(b)	(1,022)	(1)
Net Expenses	2,017,616	3,005,828
Investment Income—Net	357	1,109
Net Realized Gain (Loss) on Investments—Note 2(b) ($)	600	20,434
Net Increase in Net Assets Resulting from Operations	957	21,543

See notes to financial statements.

The Funds 19

STATEMENTS OF CHANGES IN NET ASSETS

			BNY Mellon National Municipal
	BNY Mellon Money Market Fund		Money Market Fund
	Year Ended August 31,		Year Ended August 31,
	2012	2011	2012	2011
Operations ($):
Investment income—net	357	188,295	1,109	501,481
Net realized gain (loss) from investments	600	1,862	20,434	70,969
Net Increase (Decrease) in Net Assets
Resulting from Operations	957	190,157	21,543	572,450
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(3,143)	(188,295)	(1,109)	(501,481)
Investor Shares	(8)	—	—	—
Total Dividends	(3,151)	(188,295)	(1,109)	(501,481)
Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold:
Class M Shares	1,815,675,115	2,272,717,006	2,470,726,782	3,261,289,405
Investor Shares	22,198,820	5,353,986	4,424,263	1,016,239
Dividends reinvested:
Class M Shares	—	20	—	9
Investor Shares	8	—	—	—
Cost of shares redeemed:
Class M Shares	(1,964,183,372)	(2,359,378,733)	(2,506,842,284)	(3,459,874,403)
Investor Shares	(13,381,228)	(4,144,401)	(3,673,895)	(745,031)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(139,690,657)	(85,452,122)	(35,365,134)	(198,313,781)
Total Increase (Decrease) In Net Assets	(139,692,851)	(85,450,260)	(35,344,700)	(198,242,812)
Net Assets ($):
Beginning of Period	1,007,632,994	1,093,083,254	1,353,032,566	1,551,275,378
End of Period	867,940,143	1,007,632,994	1,317,687,866	1,353,032,566

See notes to financial statements.

20

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each BNY Mellon money market fund for the fiscal periods indicated. All information reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the funds’ financial statements.

			Class M Shares
		Year Ended August 31,
BNY Mellon Money Market Fund	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.000[a]	.001	.012	.037
Distributions:
Dividends from investment income—net	(.000)[a]	(.000)[a]	(.001)	(.012)	(.037)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.02	.07	1.24	3.72
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.30	.30	.30	.33	.30
Ratio of net expenses to average net assets	.21	.26	.29	.33	.30
Ratio of net investment income to average net assets	.00[b]	.02	.07	1.08	3.53
Net Assets, end of period ($ x 1,000)	857,600	1,006,111	1,092,771	1,934,739	1,175,866

a Amount represents less than $.001 per share. b Amount represents less than .01%.

See notes to financial statements.

The Funds 21

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
		Year Ended August 31,
BNY Mellon Money Market Fund	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.000[a]	.000[a]	.010	.034
Distributions:
Dividends from investment income—net	(.000)[a]	(.000)[a]	(.000)[a]	(.010)	(.034)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.00[b]	.00[b]	.99	3.47
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.58	.55	.55	.58	.55
Ratio of net expenses to average net assets	.22	.26	.38	.58	.55
Ratio of net investment income to average net assets	.00[b]	.00[b]	.00[b]	.97	3.39
Net Assets, end of period ($ x 1,000)	10,340	1,522	312	1,701	1,588

a Amount represents less than $.001 per share.
b Amount represents less than .01%.

See notes to financial statements.

22

			Class M Shares
		Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.000[a]	.000[a]	.008	.024
Distributions:
Dividends from investment income—net	(.000)[a]	(.000)[a]	(.000)[a]	(.008)	(.024)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.03	.05	.79	2.39
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.30	.29	.30	.35	.31
Ratio of net expenses to average net assets	.22	.26	.28	.34	.28
Ratio of net investment income to average net assets	.00[b]	.03	.04	.80	2.24
Net Assets, end of period ($ x 1,000)	1,316,666	1,352,760	1,551,274	1,770,608	1,629,931

a Amount represents less than $.001 per share.
b Amount represents less than .01%.

See notes to financial statements.

The Funds 23

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
		Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.000[a]	.000[a]	.006	.021
Distributions:
Dividends from investment income—net	(.000)[a]	(.000)[a]	(.000)[a]	(.006)	(.021)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.00[b]	.00[b]	.60	2.13
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	.54	.55	.60	.56
Ratio of net expenses to average net assets	.23	.29	.33	.53	.53
Ratio of net investment income to average net assets	.00[b]	.00[b]	.00[b]	.57	2.05
Net Assets, end of period ($ x 1,000)	1,022	272	1	1	1

a Amount represents less than $.001 per share.
b Amount represents less than .01%.

See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS

NOTE 1—General:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently consisting of twenty-seven series, including the following diversified money market funds: BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund (each, a “fund” and collectively, the “funds”). BNY Mellon Money Market Fund’s investment objective is to seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. BNY Mellon National Municipal Money Market Fund’s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (“Investment Adviser”).The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

The Trust is authorized to issue an unlimited number of shares of Beneficial Interest, par value $.001 per share, in Class M and Investor Class shares of each fund. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder ser-

vices offered to each class and the shareholder services plan applicable to the Investor shares, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

It is each fund’s policy to maintain a continuous net asset value per share of $1.00; each fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that any fund will be able to maintain a stable net asset value per share of $1.00.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined by procedures established by and under the general supervision of the Trust’s Board of Trustees.

The Funds 25

NOTES TO FINANCIAL STATEMENTS (continued)

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

Table 1 summarizes the inputs used as of August 31, 2012 in valuing each fund’s investments:

At August 31, 2012, there were no transfers for either fund, between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

(c) Repurchase agreements: BNY Mellon Money Market Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Pursuant to the terms of the

Table 1—Fair Value Measurements

		Short-Term Investments ($)†
	Level 1—Unadjusted	Level 2—Other Significant	Level 3—Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs	Total
BNY Mellon Money Market Fund	—	866,906,449	—	866,906,449
BNY Mellon National Municipal
Money Market Fund	—	1,279,161,485	—	1,279,161,485

† See Statements of Investments for additional detailed categorizations.

26

repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(d) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date. The funds declare dividends daily from investment income-net; such dividends are paid monthly. With respect to each series, dividends from net realized capital gains, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers of that fund, it is the policy of the funds not to distribute such gains.

(e) Federal income taxes: It is the policy of BNY Mellon Money Market Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. It is the policy of BNY Mellon National Municipal Market Fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2012, the funds did not have any liabilities for any uncertain tax positions. The funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period, the funds did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2012, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), each fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

BNY Mellon Money Market Fund has an accumulated capital loss carryover of $1,433 for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2012. If not applied, the carryover expires in fiscal year 2017.

The Funds 27

NOTES TO FINANCIAL STATEMENTS (continued)

BNY Mellon National Municipal Money Market Fund has an accumulated capital loss carryover of $1,459,617 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2012. If not applied, the carryover expires in fiscal year 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2012 and August 31, 2011 were all ordinary income for BNY Mellon Money Market Fund and for BNY Mellon National Municipal Money Market Fund was as follows: tax-exempt income $1,109 and $501,481, respectively.

During the period ended August 31, 2012, as a result of permanent book to tax differences, primarily due to distributions in excess, BNY Mellon Money Market Fund increased accumulated undistributed investment income-net by $2,794 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

At August 31, 2012, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .15% of BNY Mellon Money Market Fund and .15% of BNY Mellon National Municipal Money Market Fund.

BNY Mellon Fund Advisors have undertaken to waive receipt of the management fee and/or reimburse operat-

ing expenses in order to facilitate a daily yield at or above a certain level which may change from time to time.This undertaking is voluntary and not contractual, and may be terminated at any time. Table 2 summarizes the amount of the reduction in expenses, pursuant to the undertaking, for Class M and Investor shares of each fund.

Table 2—Expense Reductions
	Class M	Investor
	Shares	Shares

BNY Mellon
Money Market Fund	924,392	16,151
BNY Mellon National Municipal
Money Market Fund	1,068,184	2,982

Pursuant to the Administration Agreement,The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

The Bank of NewYork Mellon pays each fund’s transfer agent fees out of the administration free it receives from the Trust.

(b) The funds have adopted a Shareholder Services Plan with respect to its Investor shares pursuant to which each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The

28

Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. Table 3 summarizes the amount Investor shares of each fund were charged during the period ended August 31, 2012, pursuant to the Shareholder Services Plan. Additional fees included in shareholder servicing costs in the Statements of Operations include fees paid for cash management charges.

Table 3—Shareholder Services Plan Fees
BNY Mellon Money Market Fund	$12,020
BNY Mellon National Municipal
Money Market Fund	2,343

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits as an expense offset in the Statements of Operations.

The funds compensate The Bank of New York Mellon under a custody agreement for providing custodial services for the funds. These fees were partially offset by earnings credits, pursuant to the custody agreement, also summarized in Table 4 for each relevant fund.

Table 4—Custody Agreement Fees
	Custody	Earnings
	Fees ($)	Credits ($)
BNY Mellon Money Market Fund	101,082	(1,021)
BNY Mellon National Municipal
Money Market Fund	90,444	—

Since May 29, 2012, the funds have compensated Dreyfus Transfer, Inc. (“DTI”), a wholly-owned subsidiary of the Manager, under a transfer agency agreement, for providing cash management services related to fund subscriptions and redemptions, except for shareholder redemption draft processing, which continues to be performed by The Bank of New York Mellon. Prior to May 29, 2012, the funds compensated The Bank of New York Mellon under cash management agreements for providing these cash management services, including shareholder draft processing. Table 5 summarizes the amount each fund was charged during the period ended August 31, 2012, for providing cash management services, which is included in “Shareholder servicing costs” in the Statements of Operations.These fees were partially offset by earnings credits for each fund, which are also summarized in Table 5.

During the period ended August 31, 2012, each fund was charged $6,392 for services performed by the Chief Compliance Officer and his staff.

Table 5—Cash Management Fees

	BNY Mellon Cash
	Management Fees	BNY Mellon Earnings	DTI Cash Management	DTI Earnings Credits
	Charged Prior to	Credits Received	Fees Charged Since	Received Since
	May 29, 2012 ($)	Prior to May 29, 2012 ($)	May 29, 2012 ($)	May 29, 2012 ($)

BNY Mellon Money Market Fund	17	(1)	2	—
BNY Mellon National Municipal
Money Market Fund	11	(1)	1	—

The Funds 29

NOTES TO FINANCIAL STATEMENTS (continued)

Table 6 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) The Trust’s Board of Trustees who are not an “affiliated persons” as defined in the Act received from the Trust an annual fee of $68,000 and continue to receive an attendance fee of $7,500 for each in-person meeting attended and $500 for telephone meetings and are reimbursed for travel and out-of-pocket expenses. The Chairman of the Trust’s Board of Trustees received an additional annual fee of $15,000 and the Chairman of the Trust’s Audit Committee received an additional annual fee of $10,000. Effective March 13, 2012, the annual fee increased to $80,000, with the Chairmen of the Trust’s Board of Trustees and Audit Committee receiving additional annual fees of $20,000 and $15,000, respectively.

NOTE 4—Securities Transactions:

BNY Mellon National Municipal Money Market Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Trust’s Board of Trustees.The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund or portfolio that are, or could be, considers an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Trustees and/or common officers, complies with Rule 17a-7 under the Act. During the period ended August 31, 2012, BNY Mellon National Municipal Money Market Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act amounting to $820,174,000 and $609,595,000, respectively.

Table 6—Due to The Dreyfus Corporation and Affiliates

	Investment	Shareholder		Chief
	Advisory	Services	Custodian	Compliance	Less Expense
	Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)	Reimbursement ($)
BNY Mellon Money Market Fund	110,810	1,677	31,991	4,243	(60,995)
BNY Mellon National
Municipal Money Market Fund	168,945	229	31,043	4,243	(54,824)

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of BNY Mellon Funds Trust:

We have audited the accompanying statements of assets and liabilities of BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund, (collectively the “Funds”), each a series of BNY Mellon Funds Trust, including the statements of investments as of August 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmations of securities owned as of August 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presenta-tion.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund, as of August 31, 2012, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 29, 2012

The Funds 31

IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon Money Market Fund

For federal tax purposes the fund designates the maximum amount allowable but not less than 91.58% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BNY Mellon National Municipal Money Market Fund

In accordance with with federal tax law, the fund hereby reports all the dividends paid from investment income-

net during its fiscal year ended August 31, 2012 as “exempt-interest dividends” (not generally subject to regular federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2012 calendar year on Form 1099-DIV, which will be mailed in early 2013.

32

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT
ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited)

At a meeting of the Trust’s Board of Trustees held on March 13-14, 2012, the Board considered the renewal of the Trust’s Investment Advisory Agreement and the Administration Agreement (together, the “Agreement”) pursuant to which BNY Mellon Fund Advisers, a division of Dreyfus, provides the funds with investment advisory services and The Bank of NewYork Mellon provides the funds with administrative services.The Bank of NewYork Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain of these administrative services.The Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds.The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to the funds, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in each fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of the funds and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for each fund.

The Board also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

Comparative Analysis of the Funds’ Performance and Management Fees and Expense Ratios. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) each fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended January 31, 2012, and (2) each fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to each fund and its comparison funds.

As applicable to each fund, Dreyfus representatives reviewed with the Board the management or investment advisory fees paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund, if any, (the “Similar Clients”), and explained the nature

The Funds 33

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT

AND ADMINISTRATION AGREEMENT (Unaudited) (continued)

of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

BNY Mellon Money Market Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was variously above, at and below the Performance Group and Performance Universe medians.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual management fee was below the Expense Group medians and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.The Board noted the investment adviser’s voluntary undertaking to maintain a minimum yield of zero percent with respect to the fund, but that such voluntary undertaking may be terminated at any time.

BNY Mellon National Municipal Money Market Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians, except for the one-year period when the fund’s performance was at the Performance Universe median and the two-year period when the fund’s performance was above the Performance Universe median.

The Board also reviewed the range of actual and contrac-

tual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.They noted that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians. The Board noted the investment adviser’s voluntary undertaking to maintain a minimum yield of zero percent with respect to the fund, but that such voluntary undertaking may be terminated at any time.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing each fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus to each fund.The Board also noted the fee waiver and expense reimbursement arrangement for each fund and its effect on Dreyfus’ profitability. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the funds.

The Board’s counsel stated that the Board should consider the profitability analysis with respect to each fund (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for each fund and the extent to which economies of scale would be realized if the relevant fund grows and whether fee levels reflect these economies of

34

scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among the funds and the funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in each fund’s asset level.The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading each fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus to each fund are adequate and appropriate.

  The Board generally was satisfied with the funds’ overall performance.

  The Board concluded that the fee paid to Dreyfus by each fund was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in con- nection with the management of the funds had been adequately considered by Dreyfus in connection with the fee rate charged to each fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with a fund, the Board would seek to have those economies of scale shared with the fund.

The Board considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for each fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement was in the best interests of each fund and its respective shareholders.

The Funds 35

BOARD MEMBERS INFORMATION (Unaudited)

Patrick J. O’Connor (69)
Chairman of the Board (2000)
Principal Occupation During Past 5Years:
• Attorney, Cozen and O’Connor, P.C. since 1973, including
Vice Chairman since 1980 and Chief Executive Officer and
President from 2002 to 2007
No. of Portfolios for which Board Member Serves: 27
———————
John R. Alchin (64)
Board Member (2008)
Principal Occupation During Past 5Years:
• Retired since 2007
• Executive of Comcast Corporation, a cable services provider, from 1990 to 2007, including Executive Vice-President,
Co-chief Financial Officer and Treasurer, from 2002 to 2007
Other Public Company Board Memberships During Past 5Years:
• Polo Ralph Lauren Corporation, a retail clothing and home
furnishing company, Director (2007-present)
No. of Portfolios for which Board Member Serves: 27
———————
Ronald R. Davenport (76)
Board Member (2000)
Principal Occupation During Past 5Years:
• Chairman of Sheridan Broadcasting Corporation since July 1972
No. of Portfolios for which Board Member Serves: 27
———————
Jack Diederich (75)
Board Member (2000)
Principal Occupation During Past 5Years:
• Chairman of Digital Site Systems, Inc., a privately held
software company providing internet service to the
construction materials industry, since July 1998
No. of Portfolios for which Board Member Serves: 27

Kim D. Kelly (56)
Board Member (2008)
Principal Occupation During Past 5Years:
• Consultant since 2005
• President, Chief Executive Officer and a Director of Arroyo
Video Solutions, Inc., a video-on-demand technology
company, from 2004 to 2005
• Executive of Insight Communications Company, Inc., a cable services provider, from 1990 to 2003, including President from
2002 to 2003, Chief Operating Officer from 1998 to 2002 and
Chief Financial Officer from 1990 to 2002
Other Public Company Board Memberships During Past 5Years:
• MCG Capital Corp., Director (2005-present)
No. of Portfolios for which Board Member Serves: 27
———————
Maureen M.Young (67)
Board Member (2000)
Principal Occupation During Past 5Years:
• Director of the Office of Government Relations at Carnegie
Mellon University from January 2000 to December 2007
No. of Portfolios for which Board Member Serves: 27
———————
Kevin C. Phelan (68)
Board Member (2000)
Principal Occupation During Past 5Years:
• Mortgage Banker, Colliers Meredith & Grew, Inc. since March
1978, including President since 2007 and Executive Vice
President and Director from March 1998 to September 2007
Other Public Company Board Memberships During Past 5Years:
• Boston Capital Real Estate InvestmentTrust, Director (2005-2008)
No. of Portfolios for which Board Member Serves: 27

36

Patrick J. Purcell (64)
Board Member (2000)
Principal Occupation During Past 5Years:
• Owner, President and Publisher of the Boston Herald since
February 1994
• President and Founder, jobfind.com, an employment search site on the world wide web, since July 1996
• President and Chief Executive Officer, Herald Media since 2001
No. of Portfolios for which Board Member Serves: 27

Thomas F. Ryan, Jr. (71)
Board Member (2000)
Principal Occupation During Past 5Years:
• Retired since April 1999
• President and Chief Operating Officer of the American Stock
Exchange from October 1995 to April 1999
Other Public Company Board Memberships During Past 5Years:
• RepliGen Corporation, a biopharmaceutical company,
Director (2002-present)
No. of Portfolios for which Board Member Serves: 27

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-888-281-7350.

The Funds 37

OFFICERS OF THE FUND (Unaudited)

38

The Funds 39

For More Information

BNY Mellon Funds Trust
c o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser

Administrator

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:

BNY Mellon Money Market Fund	Class M: MLMXX	Investor: MLOXX
BNY Mellon National Municipal Money Market Fund	Class M: MOMXX	Investor: MNTXX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205-8502

Each fund will disclose daily, on http://www.dreyfus.com, the fund's complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC's website at http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2012 MBSC Securities Corporation

MFTAR0812-MM

The BNY Mellon Funds

BNY Mellon Bond Fund

BNY Mellon Intermediate Bond Fund

BNY Mellon Corporate Bond Fund

BNY Mellon Intermediate U.S. Government Fund

BNY Mellon Short-Term U.S. Government Securities Fund

ANNUAL REPORT August 31, 2012

Contents

The Funds

Letter from the President	2
Discussion of Funds’ Performance
BNY Mellon Bond Fund	3
BNY Mellon
Intermediate Bond Fund	6
BNY Corporate Bond Fund	9
BNY Mellon Intermediate
U.S. Government Fund	11
BNY Mellon Short-Term U.S.
Government Securities Fund	14
Understanding Your Fund’s Expenses	17
Comparing Your Fund’s Expenses
With Those of Other Funds	18
Statements of Investments	19
Statements of Assets and Liabilities	39
Statements of Operations	40
Statements of Changes in Net Assets	41
Financial Highlights	44
Notes to Financial Statements	53
Report of Independent Registered
Public Accounting Firm	63
Important Tax Information	64
Information About the Renewal
of Each Fund’s Investment
Advisory Agreement and
Administration Agreement
(except BNY Mellon
Corporate Bond Fund)	65
Information About the Approval
of BNY Mellon Corporate
Bond Fund’s Investment
Advisory Agreement and
Administration Agreement	69
Board Members Information	72
Officers of the Trust	74

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

The Funds

LETTER FROM
THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for the BNY Mellon Funds Trust, covering the 12-month period through August 31, 2012. For information about how each fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. bond markets remained volatile over the past year as prices rose and fell according to investors’ changing expectations of global and domestic economic conditions. When viewed over a longer time frame, however, the pace of U.S. economic growth has been relatively consistent at about half the average rate achieved in prior recoveries. Even U.S. employment numbers, which have been volatile over short periods, averaged slightly better than 150,000 new jobs a month so far in 2012, roughly unchanged from the monthly average in 2011.

The sustained but subpar U.S. expansion appears likely to continue over the foreseeable future. On one hand, the economy has responded to a variety of stimulative measures, most notably an aggressively accommodative monetary policy. On the other hand, the prospect of automatic spending cuts and tax hikes scheduled for the end of 2012 has weighed on economic growth by contributing to a temporary postponement of spending decisions among consumers and businesses. Indeed, we believe the ability of the U.S. political system to address both this “fiscal cliff” and long-term deficit reduction could go a long way toward shaping the 2013 market environment. As always, we urge you to speak regularly with your portfolio manager to discuss how changing economic conditions may affect your investments.

Thank you for your continued confidence and support.

David K. Mossman
President
BNY Mellon Funds Trust
September 17, 2012

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2011, through August 31, 2012, as provided by John F. Flahive, CFA, Primary Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2012, BNY Mellon Bond Fund’s Class M shares produced a total return of 6.05%, and Investor shares returned 5.87%.1 In comparison, the fund’s benchmark, the Barclays U.S. Aggregate Bond Index (the “Index”), produced a total return of 5.78%.2

Mixed economic data sparked heightened bond market turbulence over the reporting period, but most fixed-income market sectors ended the year with attractive results compared to historical averages. The fund produced higher returns than its benchmark, primarily due to the success of our credit selection strategies in the corporate-backed and mortgage-backed sectors.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as U.S. Treasury and government agency bonds, corporate bonds, mortgage-related securities and foreign corporate and government bonds.The fund’s investments in bonds must be rated investment-grade quality at the time of purchase3 or, if unrated, deemed of comparable quality by the investment adviser. Generally, the average effective duration of the fund’s portfolio will not exceed eight years.

Macroeconomic Developments Fueled Market Volatility

The reporting period began in the wake of an unprecedented downgrade of one rating agency’s assessment of long-term U.S. government securities. This development, together with a worsening sovereign debt crisis in Europe and inflation-fighting efforts in China, triggered steep declines among corporate bonds and other higher yielding market sectors in September 2011, while traditional safe havens such as U.S. government securities gained substantial value.

Fortunately, employment gains and other encouraging U.S. economic news in the fall helped alleviate investors’ worries. In addition, a quantitative easing program in Europe appeared to forestall a more severe banking crisis in the region, and China adopted less restrictive monetary and fiscal policies amid evidence of falling inflationary pressures.As a result, most investors grew more tolerant of risks, and they turned away from traditional safe havens and toward asset classes and market sectors expected to benefit from better economic conditions. Consequently, higher yielding bonds rallied through the first quarter of 2012, while U.S. Treasury securities lost a degree of value.

However, the U.S. economic recovery was called into question in the spring, when U.S. employment trends moderated and proposed measures to relieve fiscal pressures in Europe encountered political resistance. These headwinds erased some of the gains previously posted by higher yielding bonds, and yields of U.S. Treasury securities plunged to record lows while prices soared. Better economic news sparked a renewed rally among higher yielding market sectors over the summer, erasing previous weakness. Meanwhile, yields of U.S. Treasury securities generally remained low due to “Operation Twist” and other stimulative measures from the Federal Reserve Board (the “Fed”).The summertime rally enabled the Index to end the reporting period with a relatively strong total return.

Sector Allocations Bolstered Fund Performance

The fund fared well in this turbulent environment, particularly during periodic market rallies. We attribute the fund’s strong relative results partly to overweighted exposure to corporate bonds, which proved sensitive to gradually improving business conditions. The fund

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

received especially strong contributions to performance from higher yielding bonds issued by financial institutions, including some that rebounded from pronounced weakness earlier in 2011. Taxable bonds issued by local municipal authorities under the federal Build America Bonds program also fared well, as did our credit selection strategy among mortgage-backed securities.

Although disappointments proved relatively mild over the reporting period, the fund’s holdings of U.S.Treasury securities lost value when investors’ risk appetites increased. In addition, relatively short maturities among the fund’s positions in commercial mortgage-backed securities, asset-backed securities and industrial issuers of corporate bonds detracted somewhat from relative performance, as did overweighted exposure to the lagging utilities sector.

Maintaining a More Constructive Investment Posture

While we have remained concerned regarding ongoing events in Europe, central banks throughout the world have eased their monetary policies, which we expect to boost global economic growth rates in the coming months. In the United States, the Fed has announced new measures designed to boost employment and the domestic economy, including maintaining interest rates at historically low levels until 2015. We also expect supply-and-demand factors to remain supportive of higher yielding market sectors as issuers continue to shore up their balance sheets and investors reach for more competitive yields among corporate bonds in the low interest-rate environment. Therefore, we have increased the fund’s average duration both for the portfolio overall and within the corporate-backed sector, and we have maintained its emphasis on higher yielding market sectors.

September 17, 2012

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. The fund may use derivative instruments, such as options, futures and options on futures, forward contracts and swaps.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

[1]

Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

[2]

SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays U.S.Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years. Investors cannot invest directly in any index.

[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

4

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/12
	1Year	5 Years	10 Years
Class M shares	6.05%	6.60%	5.28%
Investor shares	5.87%	6.33%	5.01%
Barclays U.S. Aggregate Bond Index	5.78%	6.66%	5.48%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Bond Fund on 8/31/02 to a $10,000 investment made in the Barclays U.S.Aggregate Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Index is a widely accepted, unmanaged index of corporate, government and government agency debt instruments, mortgage-backed securities, and asset-backed securities with an average maturity of 1-10 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 5

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2011, through August 31, 2012, as provided by John F. Flahive, CFA, Portfolio Manager and Director of Fixed Income

Fund and Market Performance Overview

For the 12-month period ended August 31, 2012, BNY Mellon Intermediate Bond Fund’s Class M shares produced a total return of 4.18%, and Investor shares returned 3.91%.1 In comparison, the fund’s benchmark, the Barclays Intermediate Government/Credit Bond Index (the “Index”), produced a total return of 4.04%.2

Mixed economic data sparked heightened bond market turbulence over the reporting period, but most fixed-income market sectors ended the year with relatively attractive results. The fund’s Class M shares produced higher returns than its benchmark, primarily due to an emphasis on higher yielding market sectors and the success of our credit selection strategies in the corporate-backed and mortgage-backed sectors.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as U.S. government and agency bonds, corporate bonds, mortgage-related securities, foreign corporate and government bonds and municipal bonds. The fund’s investments in bonds must be rated investment grade at the time of purchase3 or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will be between 2.5 and 5.5 years. When managing the fund, we use a disciplined process to select securities and manage risk.We generally choose bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends and our outlook for the securities markets. Our management process also includes computer modeling and scenario testing of possible changes in market conditions.

Macroeconomic Developments Fueled Market Volatility

The reporting period began in the wake of an unprecedented downgrade of one rating agency’s assessment of long-term U.S. government securities.This development, together with a worsening sovereign debt crisis in Europe, triggered steep declines among corporate bonds and other higher yielding market sectors in September 2011, while traditional safe havens such as U.S. government securities gained substantial value.

Employment gains and other encouraging U.S. economic news in the fall helped alleviate investors’ worries. In addition, a quantitative easing program in Europe appeared to forestall a more severe banking crisis in the region. Most investors grew more tolerant of risks, and they turned toward asset classes and market sectors expected to benefit from better economic conditions. Consequently, higher yielding bonds rallied through the first quarter of 2012, while U.S.Treasury securities lost a degree of value.

However, the U.S. economic recovery was called into question in the spring, when U.S. employment trends moderated and proposed measures to relieve fiscal pressures in Europe encountered political resistance. These headwinds erased some of the gains previously posted by higher yielding bonds, and yields of U.S. Treasury securities plunged to record lows. Better economic news sparked a renewed rally among higher yielding market sectors over the summer, erasing previous weakness.

6

Sector Allocations Bolstered Fund Performance

The fund fared well in this turbulent environment.We attribute the fund’s positive relative results partly to overweighted exposure to corporate bonds, which proved sensitive to gradually improving business conditions. The fund received especially strong contributions from overweighted positions in the financials and industrials sectors. Taxable bonds issued by local municipal authorities under the federal Build America Bonds program also fared well, as did our credit selection strategy among mortgage-backed securities.

Early in 2012, we increased the fund’s average duration from a relatively short position to one that was roughly in line with the benchmark, enabling the fund to participate fully in subsequent rallies.

While the fund’s holdings of U.S.Treasury securities lost value when investors’ risk appetites increased, Treasury Inflation Protected Securities (“TIPS”) produced above-average returns. However, underweighted exposure to dollar-denominated sovereign bonds from overseas issuers detracted mildly from relative performance, as did corporate bonds from the lagging utilities sector.

Maintaining a Constructive Investment Posture

While we have remained concerned regarding ongoing events in Europe, central banks throughout the world have eased their monetary policies, which we expect to drive global economic growth rates higher in the coming months. In the United States, the Federal Reserve Board has announced new measures designed to boost employment and the domestic economy, including a new round of quantitative easing and maintaining interest rates at historically low levels until 2015.We also expect supply-and-demand factors to remain supportive of higher yielding market sectors as issuers continue to shore up their balance sheets and investors reach for more competitive yields among corporate bonds in the low interest-rate environment.Therefore, we have maintained the fund’s average duration in a market-neutral position, and we have maintained its emphasis on higher yielding market sectors.

September 17, 2012

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. The fund may use derivative instruments, such as options, futures and options on futures, forward contracts and swaps.A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

[1]

Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

[2]

SOURCE: LIPPER INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Intermediate Government/Credit Bond Index is a widely accepted, unmanaged index of government and credit bond market performance composed of U.S. government,Treasury and agency securities, fixed-income securities and nonconvertible investment-grade credit debt, with an average maturity of 1- 10 years. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

The Funds 7

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/12
	1Year	5 Years	10 Years
Class M shares	4.18%	5.55%	4.53%
Investor shares	3.91%	5.27%	4.23%
Barclays Intermediate
Government/Credit Bond Index	4.04%	5.80%	4.92%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Intermediate Bond Fund on 8/31/02 to a $10,000 investment made in the Barclays Intermediate Government/Credit Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Index is a widely accepted, unmanaged index of Government and credit bond market performance composed of U.S. Government,Treasury and Agency securities, fixed-income securities and nonconvertible investment-grade credit debt, with an average maturity of 1-10 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

8

DISCUSSION OF
FUND PERFORMANCE

For the period of March 2, 2012, through August 31, 2012, as provided by John F. Flahive, CFA, Primary Portfolio Manager

Fund and Market Performance Overview

For the period from the fund’s inception on March 2, 2012, to the end of its fiscal year on August 31, 2012, BNY Mellon Corporate Bond Fund’s Class M shares produced a total return of 4.40%, and its Investor shares returned 4.29%.1 In comparison, the fund’s benchmark, the Barclays U.S. Intermediate Credit Bond Index (the “Index”), produced a 3.37% total return for the same period.2

Mixed economic data sparked heightened credit market turbulence over the reporting period, but U.S. corporate bonds generally ended the year with attractive results compared to historical averages. The fund produced higher returns than its benchmark, primarily due to overweighted exposure to the financials sector and a relatively long average duration.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets in corporate bonds.The remainder of the fund’s assets may be invested in U.S. government and agency bonds, mortgage-related securities, including commercial mortgage-backed securities, asset-backed securities, foreign corporate and government bonds denominated in foreign currencies, municipal bonds and commercial paper and other money market instruments. For additional yield, the fund may invest up to 20% of its assets in fixed-income securities rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by the investment adviser.

We employ a disciplined process to select bonds and manage risk, choosing bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and our outlook for the securities markets. In selecting corporate bonds for investment, we analyze fundamental metrics, including the issuer’s cash flow, leverage and operating margins, as well as its business strategy and operating performance, and macroeconomic factors.

Macroeconomic Developments Fueled Market Volatility

The reporting period began in the wake of an unprecedented downgrade of one rating agency’s assessment of long-term U.S. government securities. This development, together with a worsening sovereign debt crisis in Europe and inflation-fighting efforts in China, triggered steep declines among corporate bonds and other higher yielding market sectors in September 2011, while traditional safe havens such as U.S.Treasury securities gained substantial value.

Fortunately, employment gains and other encouraging U.S. economic news in the fall helped alleviate investors’ worries. In addition, a quantitative easing program in Europe appeared to forestall a more severe banking crisis in the region, and China adopted less restrictive monetary and fiscal policies amid evidence of falling inflationary pressures. As a result, most investors grew more tolerant of risks, and they turned away from traditional safe havens and toward asset classes and market sectors expected to benefit from better economic conditions. Consequently, corporate bonds rallied through the first quarter of 2012.

However, the U.S. economic recovery was called into question in the spring, when U.S. employment trends

The Funds 9

DISCUSSION OF FUND PERFORMANCE (continued)

moderated and proposed measures to relieve fiscal pressures in Europe encountered political resistance. These headwinds erased some of the gains previously posted by higher yielding bonds, and yields of U.S.Treasury securities plunged to record lows. Better economic news sparked a renewed rally over the summer, erasing previous weakness and enabling the Index to end the reporting period with a relatively strong total return.

Credit Selections Bolstered Fund Performance

The fund got off to a strong start in the midst of the market rally during the first quarter of 2012.The fund particularly benefited from a relatively long average duration, which enabled it to participate more fully in falling long-term interest rates at the time. In addition, the fund’s overweighted position in bonds issued by financial institutions contributed positively to its relative performance, partly due to relatively generous yields that helped the fund produce higher levels of current income than its benchmark over the reporting period. Conversely, underweighted positions in the industrials and energy sectors helped cushion relative weakness in those industry groups. The fund maintained exposure to the information technology and telecommunications sectors in proportions that were roughly in line with the benchmark.

Maintaining a Constructive Investment Posture

While we have remained concerned regarding ongoing events in Europe, central banks throughout the world have eased their monetary policies, which we expect to drive global economic growth rates higher in the coming months. In the United States, the Federal Reserve Board has announced new measures designed to boost employment and the domestic economy, including maintaining interest rates at historically low levels until 2015.We also expect supply-and-demand factors to remain supportive of the corporate bond market as issuers continue to shore up their balance sheets and investors reach for more competitive yields among corporate bonds in the low interest-rate environment. Finally, default rates among corporate issuers have stayed at low levels compared to historical norms.Therefore, we have maintained the fund’s generally constructive investment posture, including a longer-than-average duration and an emphasis on the financials sector.

September 17, 2012

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. The fund may use derivative instruments, such as options, futures and options on futures, forward contracts and swaps.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

[1]

Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

BNY Mellon Fund Advisers has contractually agreed, until March 1, 2013, to waive receipt of its fees and/or assume the expenses of the fund so that the total annual fund operating expenses of neither class (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.60%.

[2]	Source: Lipper Inc.
Please note the index returns are as of 3/2/2012, the fund’s inception.

10

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2011, through August 31, 2012, as provided by John F. Flahive, CFA, Portfolio Manager and Director of Fixed Income

Fund and Market Performance Overview

For the 12-month period ended August 31, 2012, BNY Mellon Intermediate U.S. Government Fund’s Class M shares produced a total return of 2.43%, and Investor shares returned 2.16%.1 In comparison, the fund’s benchmark, the Barclays Intermediate Government Index (the “Index”), produced a total return of 2.67%.2

Mixed economic data sparked heightened bond market turbulence over the reporting period, but intermediate-term U.S. government securities ended the year with positive absolute returns.The fund produced modestly lower returns than its benchmark, primarily due to mildly underweighted exposure to the longer end of the market’s maturity range.

The Fund’s Investment Approach

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. This objective may be changed without shareholder approval.To pursue its goal, the fund normally invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

The fund allocates broadly among U.S.Treasury obligations, direct U.S. government agency debt obligations and U.S. government agency mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations (CMOs).The securities in which the fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government. Under normal market conditions, the fund maintains an average effective portfolio maturity between three and 10 years. The fund attempts to manage interest rate risk by adjusting its duration.The fund may invest in individual bonds of any maturity or duration and does not expect to target any specific range of duration.

Macroeconomic Developments Fueled Market Volatility

The reporting period began in the wake of an unprecedented downgrade of one rating agency’s assessment of long-term U.S. government securities. This development, together with a worsening sovereign debt crisis in Europe, triggered steep declines among corporate bonds and other higher yielding market sectors in September 2011, while traditional safe havens such as U.S. government securities gained substantial value.

Employment gains and other encouraging U.S. economic news in the fall helped alleviate investors’ worries. In addition, a quantitative easing program in Europe appeared to forestall a more severe banking crisis in the region. Most investors grew more tolerant of risks, and they increasingly turned toward higher yielding, lower rated market sectors expected to benefit from better economic conditions.While yields of U.S. government securities typically would be expected to rise and prices to fall under such circumstances, yields on U.S.Treasury securities and U.S. government agency securities remained low due to “Operation Twist” and other stimulative measures from the Federal Reserve Board (the “Fed”).

The U.S. economic recovery was called into question in the spring, when domestic employment trends moderated and proposed measures to relieve fiscal pressures in Europe encountered political resistance.These head-winds erased some of the gains previously posted by higher yielding bonds, and yields of U.S. Treasury securities plunged to record lows. Better economic news sparked a renewed rally among higher yielding market sectors over the summer, causing U.S. government securities to give back some of their previous gains.

The Funds 11

DISCUSSION OF FUND PERFORMANCE (continued)

Interest Rate Strategy Constrained Fund Performance

Although the fund generally fared well in this turbulent environment, its performance compared to the benchmark was hindered somewhat by underweighted exposure to longer-term bonds, which proved to rank among the stronger segments of the market’s maturity range. Instead, the fund participated in the market’s movements through an emphasis on securities with maturities in the six- to eight-year range.

Otherwise, the fund benefited from a relatively long average duration and our credit selection strategy. For example, early in the reporting period we added to the fund’s holdings ofTreasury Inflation Protected Securities (“TIPS”) at prices we considered attractively valued, and these securities rallied when inflation expectations increased in 2012.

Maintaining a Constructive Investment Posture

While we have remained concerned regarding ongoing events in Europe, central banks throughout the world have eased their monetary policies, which we expect to boost global economic growth rates in the coming months. In the United States, the Fed has announced new measures designed to boost employment and the domestic economy, including a new round of quantitative easing and the announcement that it would maintain short-term interest rates at historically low levels at least until 2015. Therefore, we have gradually increased the fund’s average duration, which we believe positions the fund well for rallies as the Fed’s aggressively accommodative efforts gain traction.

September 17, 2012

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. The fund may use derivative instruments, such as options, futures and options on futures and swaps.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

[1]

Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

[2]	Source: Lipper Inc.

12

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/12
	1Year	5 Years	10 Years
Class M shares	2.43%	4.42%	3.88%
Investor shares	2.16%	4.16%	3.61%
Barclays Intermediate Government Index	2.67%	5.35%	4.38%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Intermediate U.S. Government Fund on 8/31/02 to a $10,000 investment made in the Barclays Intermediate Government Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested. As of the close of business on September 12, 2008, substantially all of the assets of another investment company advised by an affiliate of the fund’s investment adviser, BNY Hamilton Intermediate Government Fund (the “predecessor fund”), a series of BNY Hamilton Funds, Inc., were transferred to BNY Mellon Intermediate U.S. Government Fund in a tax-free reorganization and the fund commenced operations.The performance figures for the fund’s Class M shares represent the performance of the predecessor fund’s Institutional shares prior to the commencement of operations for BNY Mellon Intermediate U.S. Government Fund and the performance of BNY Mellon Intermediate U.S. Government Fund’s Class M shares thereafter.The performance figures for Investor shares represent the performance of the predecessor fund’s Class A shares prior to the commencement of operations for BNY Mellon Intermediate U.S. Government Fund and the performance of BNY Mellon Intermediate U.S. Government Fund’s Investor shares thereafter. Investor shares are subject to a Shareholder Services Plan.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Index is an unmanaged index designed to measure the performance of intermediate-term government bonds. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 13

DISCUSSION OF FUND PERFORMANCE (continued)

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2011, through August 31, 2012, as provided by Lawrence R. Dunn, CFA, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2012, BNY Mellon Short-Term U.S. Government Securities Fund’s Class M shares produced a total return of 0.07%, and Investor shares returned –0.15%.1 In comparison, the Barclays 1-3Year U.S. Government Index (the “Index”), the fund’s benchmark, achieved a total return of 0.50%.2

Despite heightened market turbulence over the reporting period, short-term U.S. government securities generally ended the year with mildly positive absolute returns.The fund produced lower returns than its benchmark, primarily due to its relatively short average duration.

The Fund’s Investment Approach

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital.To pursue this goal, the fund invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and in repurchase agreements.The fund may invest up to 35% of its net assets in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass-through securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”).The fund may also invest in collateralized mortgage obligations (“CMOs”), including stripped mortgage-backed securities. Generally, the fund’s average effective portfolio maturity and the average effective duration of the fund’s portfolio will be less than three years.

When choosing securities, we typically first examine U.S. and global economic conditions and other market factors to estimate long- and short-term interest rates. Using a research-driven investment process, we then seek to identify what we believe are potentially profitable sectors before they are widely perceived by the market.We also seek to identify underpriced or mispriced securities that appear likely to perform well over time.

Macroeconomic Developments Fueled Market Volatility

The reporting period began in the wake of one rating agency’s unprecedented downgrade of long-term U.S. government securities.This development, together with a worsening sovereign debt crisis in Europe, triggered steep declines among riskier, higher yielding market sectors in September 2011, while traditional safe havens such as U.S. government securities gained substantial value.

Employment gains and other encouraging U.S. economic news in the fall helped alleviate investors’ worries. In addition, a quantitative easing program in Europe appeared to forestall a more severe banking crisis in the region. Investors grew more tolerant of risks, and they increasingly turned toward higher yielding, lower rated market sectors expected to benefit from better economic conditions.While yields of longer term U.S. government securities typically would be expected to rise and prices to fall under such circumstances, yields remained low due to “Operation Twist” and other stimulative measures from the Federal Reserve Board (the “Fed”).

The economic recovery was called into question in the spring, when U.S. employment trends moderated and proposed measures to relieve fiscal pressures in Europe encountered political resistance. These sent yields of

14

long-term U.S. Treasury securities to record lows. Better economic news sparked a renewed rally among higher yielding market sectors over the summer, causing U.S. government securities to give back some of their previous gains. The market’s gyrations were less pronounced at the short end of its maturity range, which remained anchored by historically low short-term interest rates.

Duration Strategy Constrained Fund Performance

The fund’s relative performance was hindered by its conservative positioning early in the reporting period, including a relatively short average duration intended to protect against rising interest rates and inflation. In addition, we allocated a large portion of the fund’s assets to U.S. Treasury securities at the time, maintaining just a modest position in higher yielding securities.

We adopted a more constructive investment posture in 2012, which produced better relative results over the reporting period’s second half. More specifically, we increased the fund’s exposure to longer maturities, moving its average duration to a market-neutral position. We also increased the fund’s allocations to higher yielding market sectors not represented in the Index, including short-term commercial mortgage-backed securities and taxable bonds issued by local municipal authorities under the federal Build America Bonds program.

Short-Term Rates Likely to Stay Low

Central banks throughout the world have eased their monetary policies to stimulate stronger economic growth. In the United States, the Fed has announced new measures designed to boost employment, including a new round of quantitative easing and the announcement that it would maintain short-term interest rates at historically low levels at least until 2015.Therefore, we have maintained the fund’s average duration in a roughly market-neutral position, and we have continued to seek yield-oriented opportunities from high-quality securities from issuers other than the U.S. government.

September 17, 2012

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. The fund may use derivative instruments, such as options, futures and options on futures.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

[1]

Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

[2]

SOURCE: LIPPER INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays 1-3Year U.S. Government Index is a widely accepted, unmanaged index of government bond market performance composed of U.S.Treasury and agency securities with maturities of 1-3 years. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Funds 15

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/12
	1Year	5 Years	10 Years
Class M shares	0.07%	2.67%	2.58%
Investor shares	–0.15%	2.39%	2.32%
Barclays 1-3 Year U.S. Government Index	0.50%	3.08%	3.00%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Short-Term U.S. Government Securities Fund on 8/31/02 to a $10,000 investment made in the Barclays 1-3Year U.S. Government Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Index is a widely accepted, unmanaged index of government bond market performance composed of U.S.Treasury and agency securities with maturities of 1-3 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

16

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each BNY Mellon fixed income fund from March 1, 2012 to August 31, 2012. It also shows how much as $1,000 investment would be worth at the close of the period assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2012†
	Class M Shares	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000††	$2.81	$4.08
Ending value (after expenses)	$1,032.10	$1,030.90
Annualized expense ratio (%)	.55	.80
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000††	$2.85	$4.11
Ending value (after expenses)	$1,022.20	$1,020.70
Annualized expense ratio (%)	.56	.81
BNY Mellon Corporate Bond Fund
Expenses paid per $1,000†††	$3.07	$4.34
Ending value (after expenses)	$1,044.00	$1,042.90
Annualized expense ratio (%)	.60	.85
BNY Mellon Intermediate U.S. Government Fund
Expenses paid per $1,000††	$4.36	$5.62
Ending value (after expenses)	$1,015.80	$1,014.40
Annualized expense ratio (%)	.86	1.11
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000††	$2.67	$3.77
Ending value (after expenses)	$1,002.30	$1,002.10
Annualized expense ratio (%)	.53	.75

†	From March 2, 2012 (commencement of operations) to August 31, 2012 for BNY Mellon Corporate Bond Fund.
††	Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
††† Expenses are equal to BNY Mellon Corporate Bond Fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by
	183/366 (to reflect the actual days in the period)	.

The Funds 17

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2012
	Class M Shares	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$2.80	$4.06
Ending value (after expenses)	$1,022.37	$1,021.11
Annualized expense ratio (%)	.55	.80
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$2.85	$4.12
Ending value (after expenses)	$1,022.32	$1,021.06
Annualized expense ratio (%)	.56	.81
BNY Mellon Corporate Bond Fund††
Expenses paid per $1,000†	$3.05	$4.32
Ending value (after expenses)	$1,022.12	$1,020.86
Annualized expense ratio (%)	.60	.85
BNY Mellon Intermediate U.S. Government Fund
Expenses paid per $1,000†	$4.37	$5.63
Ending value (after expenses)	$1,020.81	$1,019.56
Annualized expense ratio (%)	.86	1.11
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$2.69	$3.81
Ending value (after expenses)	$1,022.47	$1,021.37
Annualized expense ratio (%)	.53	.75

†	Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-
half year period).
††	Please note while Class M and Investor Shares for BNY Mellon Corporate Bond Fund commenced operations on March 2, 2012, the hypothetical expenses paid during the period reflect projected activity for the full six-month period for purposes of comparability.This projection assumes that the annualized expense ratios were in effect during the period
March 1, 2012 to August 31, 2012.

18

STATEMENT OF INVESTMENTS

August 31, 2012

BNY Mellon Bond Fund
	Coupon	Maturity	Principal
Bonds and Notes—98.1%	Rate (%)	Date	Amount ($)	Value ($)
Asset-Backed Ctfs./Auto Receivables—1.2%
Ally Auto Receivables Trust, Ser. 2010-3, Cl. A4	1.55	8/17/15	3,545,000	3,595,249
AmeriCredit Automobile Receivables Trust, Ser. 2011-3, Cl. A3	1.17	1/8/16	1,500,000	1,507,744
Nissan Auto Receivables Owner Trust, Ser. 2010-A, Cl. A4	1.31	9/15/16	3,965,000	4,004,820
World Omni Auto Receivables Trust, Ser. 2011-A, Cl. A3	1.11	5/15/15	6,250,000	6,273,597
				15,381,410
Casinos—.9%
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.08	10/1/16	1,640,000[a]	1,561,264
Agua Caliente Band of Cahuilla Indians, Scd. Notes	6.35	10/1/15	1,420,000[a]	1,370,726
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.44	10/1/16	1,951,000[a]	1,857,332
Seminole Indian Tribe of Florida, Sr. Scd. Notes	5.80	10/1/13	6,231,000[a]	6,346,479
Seminole Indian Tribe of Florida, Notes	7.75	10/1/17	1,130,000[a]	1,248,650
				12,384,451
Commercial Mortgage Pass-Through Ctfs.—2.1%
Commercial Mortgage Asset Trust, Ser. 1999-C1, Cl. D	7.23	1/17/32	2,260,000[b]	2,326,756
GE Capital Commercial Mortgage, Ser. 2004-C3, Cl. A3	4.87	7/10/39	131,980[b]	132,466
GMAC Commercial Mortgage Securities, Ser. 2001-C2, Cl. B	6.79	4/15/34	3,190,912	3,186,544
JP Morgan Chase Commercial
Mortgage Securities, Ser. 2004-C1, Cl. A2	4.30	1/15/38	143,037	145,346
UBS Commercial Mortgage Trust, Ser. 2012-C1, Cl. A3	3.40	5/10/45	8,670,000	9,197,071
UBS-Citigroup Commercial Mortgage Trust, Ser. 2011-C1, Cl. A2	2.80	1/10/45	10,750,000	11,429,556
WF-RBS Commercial Mortgage Trust, Ser. 2011-C5, Cl. A2	2.68	11/15/44	940,000	998,942
				27,416,681
Consumer Discretionary—3.5%
Comcast, Gtd. Notes	3.13	7/15/22	3,820,000	3,997,706
Comcast, Gtd. Notes	5.90	3/15/16	8,010,000	9,323,352
Johnson Controls, Sr. Unscd. Notes	3.75	12/1/21	8,110,000	8,581,345
News America, Gtd. Notes	6.15	3/1/37	5,054,000	6,153,599
Time Warner Cable, Gtd. Notes	4.13	2/15/21	10,550,000	11,613,493
Time Warner, Gtd. Notes	4.00	1/15/22	6,125,000	6,727,841
				46,397,336
Consumer Staples—1.5%
Anheuser-Busch InBev Worldwide, Gtd. Notes	2.50	7/15/22	6,160,000	6,269,666
PepsiCo, Sr. Unscd. Notes	4.50	1/15/20	7,040,000	8,234,892
Pernod-Ricard, Sr. Unscd. Notes	4.45	1/15/22	5,610,000[a]	6,061,280
				20,565,838
Energy—.8%
BP Capital Markets, Gtd. Notes	3.88	3/10/15	7,540,000	8,131,324
Petrobras International Finance, Gtd. Notes	5.38	1/27/21	1,925,000	2,151,823
				10,283,147

The Funds 19

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Financial—15.0%
American International Group, Sr. Unscd. Notes	4.25	9/15/14	9,360,000	9,850,726
Bank of America, Sub. Notes	5.49	3/15/19	19,975,000	21,189,939
Barclays Bank, Sr. Unscd. Notes	5.13	1/8/20	9,270,000	10,026,923
BBVA US Senior, Bank Gtd. Notes	3.25	5/16/14	6,655,000	6,599,224
Bear Stearns, Sub. Notes	5.55	1/22/17	5,231,000	5,925,457
BlackRock, Sr. Unscd. Notes	6.25	9/15/17	7,860,000	9,647,333
Boston Properties, Sr. Unscd Notes	4.13	5/15/21	7,185,000	7,706,976
Citigroup, Sub. Notes	5.00	9/15/14	6,815,000	7,132,402
Citigroup, Sr. Unscd. Notes	6.13	11/21/17	3,135,000	3,623,439
Ford Motor Credit, Sr. Unscd. Notes	3.00	6/12/17	6,225,000	6,254,843
General Electric Capital, Sub. Notes	5.30	2/11/21	12,835,000	14,795,136
Goldman Sachs Group, Sub. Notes	6.75	10/1/37	8,270,000	8,636,998
HSBC Finance, Sr. Sub. Notes	6.68	1/15/21	10,510,000	11,941,168
Jefferies Group, Sr. Unscd. Notes	5.13	4/13/18	6,720,000	6,871,200
Jefferies Group, Sr. Unscd. Notes	8.50	7/15/19	5,853,000	6,716,317
MetLife, Sr. Unscd. Notes	7.72	2/15/19	6,865,000	8,932,662
Morgan Stanley, Sub. Notes	4.75	4/1/14	9,590,000[c]	9,874,554
NYSE Euronext, Sr. Unscd. Notes	4.80	6/30/13	2,036,000	2,107,633
Prudential Financial, Sr. Unscd. Notes	4.75	9/17/15	7,135,000	7,839,981
Rabobank Nederland, Bank Gtd. Notes	5.25	5/24/41	6,335,000	7,495,148
Royal Bank of Scotland, Bank Gtd. Notes	4.88	3/16/15	9,115,000	9,683,958
Simon Property Group, Sr. Unscd. Notes	5.65	2/1/20	8,520,000	10,267,682
TD Ameritrade Holding, Gtd. Notes	4.15	12/1/14	6,630,000	7,021,893
				200,141,592
Foreign/Governmental—1.2%
Mexican Government, Sr. Unscd. Notes	5.63	1/15/17	5,975,000	7,020,625
Mexican Government, Sr. Unscd. Notes	6.63	3/3/15	1,480,000	1,679,800
Province of Ontario Canada, Sr. Unscd. Bonds	4.00	10/7/19	6,500,000	7,529,268
				16,229,693
Health Care—1.1%
Amgen, Sr. Unscd. Notes	5.65	6/15/42	7,955,000	9,312,918
Thermo Fisher Scientific, Sr. Unscd. Notes	2.25	8/15/16	5,335,000	5,530,987
				14,843,905
Industrial—.9%
ABB Finance USA, Gtd. Notes	2.88	5/8/22	11,060,000	11,494,348
Tyco International Finance, Gtd. Notes	3.38	10/15/15	1,087,000	1,161,046
				12,655,394

20

BNY Mellon Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Information Technology—1.1%
Hewlett-Packard, Sr. Unscd. Notes	2.60	9/15/17	1,955,000	1,937,597
Oracle, Sr. Unscd. Notes	5.75	4/15/18	10,410,000	12,881,542
				14,819,139
Materials—1.1%
CRH America, Gtd. Notes	5.30	10/15/13	7,100,000	7,393,344
Eastman Chemical, Sr. Unscd. Notes	3.60	8/15/22	7,075,000	7,455,359
				14,848,703
Municipal Bonds—6.1%
California, GO (Build America Bonds)	7.30	10/1/39	11,215,000	14,795,164
Chicago, GO	7.78	1/1/35	6,460,000	8,523,582
Illinois, GO	4.42	1/1/15	4,935,000	5,250,149
Los Angeles Community College District,
GO (Build America Bonds)	6.75	8/1/49	13,725,000	19,677,258
Massachusetts, GO (Build America Bonds)	4.20	12/1/21	5,340,000	6,209,886
New Jersey Turnpike Authority,
Turnpike Revenue (Build America Bonds)	7.10	1/1/41	8,145,000	12,110,638
New York City Municipal Water Finance Authority,
Water and Sewer System Second General
Resolution Revenue (Build America Bonds)	6.28	6/15/42	5,430,000	6,461,048
Puerto Rico Commonwealth Government
Development Bank, Revenue Bonds	3.67	5/1/14	8,010,000	8,169,079
				81,196,804
Telecommunications—2.9%
AT&T, Sr. Unscd. Notes	4.45	5/15/21	7,980,000	9,381,456
Rogers Communications, Gtd. Notes	6.38	3/1/14	6,810,000	7,381,087
Telefonica Emisiones, Gtd. Notes	5.13	4/27/20	9,395,000	8,608,169
Verizon Communications, Sr. Unscd. Notes	5.50	2/15/18	10,755,000	13,113,658
				38,484,370
U.S. Government Agencies—.1%
Federal National Mortgage Association, Notes	3.00	9/16/14	1,480,000[d]	1,563,707
U.S. Government Agencies/
Mortgage-Backed—34.2%
Federal Home Loan Mortgage Corp.:
2.50%, 4/1/27			7,378,951[d]	7,674,423
4.00%, 11/1/40—1/1/41			19,002,507[d]	20,351,167
4.50%, 5/1/39—11/1/41			71,047,175[d]	78,468,118
5.00%, 1/1/36—7/1/40			21,401,204[d]	23,488,485
5.50%, 12/1/37—12/1/38			19,306,365[d]	21,143,234
6.00%, 5/1/38			3,798,522[d]	4,175,579

The Funds 21

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Bond Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Government Agencies/Mortgage-Backed (continued)
Federal National Mortgage Association:
3.00%, 8/1/27—3/1/42			32,315,118[d]	33,981,445
3.34%, 4/1/41			11,033,931[b,d]	11,629,252
3.50%, 1/1/26—6/2/42			72,603,292[d]	77,449,911
4.00%, 9/1/24—4/1/42			61,344,223[d]	66,240,012
4.50%, 3/1/23—4/1/41			22,789,336[d]	24,730,586
5.00%, 12/1/21—2/1/41			19,139,666[d]	21,113,478
5.50%, 2/1/38—5/1/38			22,269,005[d]	24,586,270
6.00%, 4/1/33—10/1/38			19,424,040[d]	21,623,879
REMIC, Ser. 2003-64, Cl. BC, 5.50%, 3/25/30			2,654,588[d]	2,679,922
Government National Mortgage Association I;
5.00%, 11/15/34—1/15/39			15,759,448	17,538,351
				456,874,112
U.S. Government Securities—23.1%
U.S. Treasury Inflation Protected Securities:
Bonds 2.38%, 1/15/27			14,355,492[c,e]	19,672,636
Notes, 0.63%, 7/15/21			8,252,592[e]	9,347,348
Notes, 1.38%, 7/15/18			12,658,897[c,e]	14,746,627
Notes, 1.38%, 1/15/20			10,315,253[c,e]	12,214,714
Notes, 2.38%, 1/15/17			14,372,561[c,e]	16,813,654
U.S. Treasury Notes:
0.25%, 1/15/15			15,500,000[c]	15,504,852
0.25%, 8/15/15			45,500,000[c]	45,450,223
0.38%, 4/15/15			15,500,000[c]	15,546,020
0.63%, 7/15/14			1,225,000[c]	1,234,092
0.75%, 6/15/14			19,500,000[c]	19,684,334
0.75%, 6/30/17			17,655,000[c]	17,805,350
1.25%, 3/15/14			13,500,000[c]	13,714,110
1.25%, 4/30/19			2,250,000[c]	2,295,351
1.38%, 2/28/19			19,000,000[c]	19,567,036
1.50%, 6/30/16			3,140,000[c]	3,270,015
1.50%, 7/31/16			12,995,000[c]	13,538,152
1.75%, 7/31/15			14,560,000[c]	15,173,122
1.75%, 5/15/22			36,010,000[c]	36,747,089
2.00%, 2/15/22			16,000,000[c]	16,737,504
				309,062,229
Utilities—1.3%
Boston Gas, Sr. Unscd. Notes	4.49	2/15/42	4,750,000[a]	5,378,112
Hydro-Quebec, Gov’t Gtd. Notes	2.00	6/30/16	5,130,000	5,378,625
Xcel Energy, Sr. Unscd. Notes	4.70	5/15/20	5,785,000	6,831,339
				17,588,076
Total Bonds and Notes
(cost $1,219,985,722)				1,310,736,587

22

BNY Mellon Bond Fund (continued)

Other Investment—1.4%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $19,144,189)	19,144,189[f]	19,144,189

Investment of Cash Collateral for Securities Loaned—.8%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $10,261,300)	10,261,300[f]	10,261,300
Total Investments (cost $1,249,391,211)	100.3%	1,340,142,076
Liabilities, Less Cash and Receivables	(.3%)	(4,430,754)
Net Assets	100.0%	1,335,711,322

GO—General Obligation
REMIC—Real Estate Mortgage Investment Conduit

a Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2012, these securities were valued at $23,823,843 or 1.8% of net assets.
b Variable rate security—interest rate subject to periodic change.
c Security, or portion thereof, on loan.At August 31, 2012, the value of the fund’s securities on loan was $246,695,798 and the value of the collateral held by the fund was
$251,755,008, consisting of cash collateral of $10,261,300 and U.S Government & Agency securities valued at $241,493,708.
[d] The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
f Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
U.S. Government & Agencies	57.4	Money Market Investments	2.2
Corporate Bonds	30.1	Foreign/Governmental	1.2
Municipal Bonds	6.1
Asset/Mortgage-Backed	3.3		100.3

† Based on net assets.
See notes to financial statements.

The Funds 23

STATEMENT OF INVESTMENTS

August 31, 2012

BNY Mellon Intermediate Bond Fund
	Coupon	Maturity	Principal
Bonds and Notes—98.7%	Rate (%)	Date	Amount ($)	Value ($)
Casinos—.9%
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.08	10/1/16	1,222,000[a]	1,163,332
Agua Caliente Band of Cahuilla Indians, Scd. Notes	6.35	10/1/15	699,000[a]	674,745
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.44	10/1/16	1,489,000[a]	1,417,513
Seminole Indian Tribe of Florida, Sr. Scd. Notes	5.80	10/1/13	4,375,000[a]	4,456,082
Seminole Indian Tribe of Florida, Notes	7.75	10/1/17	765,000[a]	845,325
				8,556,997
Consumer Discretionary—5.4%
Comcast, Gtd. Notes	5.90	3/15/16	5,135,000	5,976,955
Daimler Finance North America, Gtd. Notes	6.50	11/15/13	4,385,000	4,687,705
Grupo Televisa, Sr. Unscd. Notes	6.00	5/15/18	5,260,000	6,257,133
Johnson Controls, Sr. Unscd. Notes	5.50	1/15/16	6,075,000	6,879,129
Stanford University, Bonds	4.75	5/1/19	5,000,000	5,974,840
Time Warner Cable, Gtd. Notes	4.13	2/15/21	7,225,000	7,953,316
Time Warner, Gtd. Notes	4.00	1/15/22	4,930,000	5,415,225
Wal-Mart Stores, Sr. Unscd. Notes	2.80	4/15/16	7,920,000	8,511,275
				51,655,578
Consumer Staples—3.4%
Anheuser-Busch InBev Worldwide, Gtd. Notes	1.38	7/15/17	3,430,000	3,472,700
Diageo Capital, Gtd. Notes	1.50	5/11/17	2,345,000	2,391,877
Diageo Finance, Gtd. Notes	5.50	4/1/13	2,080,000	2,140,667
Dr. Pepper Snapple Group, Gtd. Notes	2.90	1/15/16	3,250,000	3,474,796
Kraft Foods, Sr. Unscd. Notes	4.13	2/9/16	6,930,000	7,610,346
Kroger, Sr. Unscd. Notes	2.20	1/15/17	3,495,000	3,548,753
McDonald’s, Sr. Unscd. Notes	5.80	10/15/17	4,460,000	5,483,236
Pernod-Ricard, Sr. Unscd. Notes	4.45	1/15/22	4,100,000[a]	4,429,812
				32,552,187
Energy—1.6%
BP Capital Markets, Gtd. Notes	3.20	3/11/16	6,250,000	6,709,912
Occidental Petroleum, Sr. Unscd. Notes	4.13	6/1/16	3,005,000	3,359,184
Petrobras International Finance, Gtd. Notes	3.88	1/27/16	4,860,000	5,126,741
				15,195,837
Financial—17.9%
American Express Credit, Sr. Unscd. Notes	2.75	9/15/15	3,650,000	3,855,772
American International Group, Sr. Unscd. Notes	4.25	9/15/14	6,105,000	6,425,073
Bank of America, Sub. Notes	5.49	3/15/19	8,965,000	9,510,278
Barclays Bank, Sr. Unscd. Notes	5.13	1/8/20	6,885,000	7,447,181
BBVA US Senior, Bank Gtd. Notes	3.25	5/16/14	4,800,000	4,759,771
Bear Stearns, Sub. Notes	5.55	1/22/17	5,280,000	5,980,962
Caterpillar Financial Services, Sr. Unscd. Notes	6.13	2/17/14	4,975,000	5,375,522
Citigroup, Sub. Notes	5.00	9/15/14	7,780,000	8,142,346
Citigroup, Sr. Unscd. Notes	6.13	11/21/17	2,840,000	3,282,478

24

BNY Mellon Intermediate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Financial (continued)
Comerica, Sr. Unscd. Notes	3.00	9/16/15	4,000,000	4,205,140
Ford Motor Credit, Sr. Unscd. Notes	2.75	5/15/15	2,500,000	2,534,022
Ford Motor Credit, Sr. Unscd. Notes	3.00	6/12/17	2,050,000	2,059,828
General Electric Capital, Sr. Unscd. Notes	1.88	9/16/13	8,375,000	8,494,637
General Electric Capital, Sub. Notes	5.30	2/11/21	1,955,000	2,253,564
Goldman Sachs Group, Sr. Unscd. Notes	4.75	7/15/13	7,780,000	8,029,365
HSBC Finance, Sr. Unscd. Notes	6.38	11/27/12	5,860,000	5,940,212
HSBC Finance, Sr. Sub. Notes	6.68	1/15/21	2,956,000	3,358,524
Jefferies Group, Sr. Unscd. Notes	5.13	4/13/18	4,930,000	5,040,925
Jefferies Group, Sr. Unscd. Notes	8.50	7/15/19	4,300,000	4,934,250
John Deere Capital, Sr. Unscd. Notes	1.25	12/2/14	3,000,000	3,051,171
MetLife, Sr. Unscd. Notes	6.75	6/1/16	4,450,000	5,325,947
Morgan Stanley, Sub. Notes	4.75	4/1/14	5,985,000[b]	6,162,587
NYSE Euronext, Sr. Unscd. Notes	4.80	6/30/13	3,630,000	3,757,714
Private Export Funding, Gov’t Gtd. Notes	1.45	8/15/19	5,000,000	5,081,265
Private Export Funding, Gtd. Notes	2.45	7/15/24	9,500,000	9,583,476
Private Export Funding, Gov’t Gtd. Notes	4.38	3/15/19	3,915,000	4,716,044
Prudential Financial, Sr. Unscd. Notes	4.75	9/17/15	4,735,000	5,202,846
Rabobank Nederland, Gtd. Notes	2.13	10/13/15	4,765,000	4,882,967
Royal Bank of Scotland, Bank Gtd. Notes	4.88	3/16/15	5,260,000	5,588,329
Simon Property Group, Sr. Unscd. Notes	4.20	2/1/15	6,682,000	7,130,690
TD Ameritrade Holding, Gtd. Notes	4.15	12/1/14	3,650,000	3,865,748
Wachovia, Sub. Notes	5.25	8/1/14	6,210,000	6,683,736
				172,662,370
Foreign/Governmental—1.6%
Mexican Government, Sr. Unscd. Notes	6.63	3/3/15	1,064,000	1,207,640
Province of Nova Scotia Canada, Sr. Unscd. Bonds	5.13	1/26/17	5,430,000	6,406,754
Province of Ontario Canada,
Sr. Unscd. Bonds	4.00	10/7/19	6,515,000	7,546,644
				15,161,038
Health Care—3.2%
Amgen, Sr. Notes	5.70	2/1/19	2,905,000	3,454,243
AstraZeneca, Sr. Unscd. Notes	5.90	9/15/17	6,090,000	7,471,382
GlaxoSmithKline Capital, Gtd. Bonds	5.65	5/15/18	5,853,000	7,198,019
Pfizer, Sr. Unscd. Notes	6.20	3/15/19	4,050,000	5,189,229
Thermo Fisher Scientific, Sr. Unscd. Notes	3.20	3/1/16	7,090,000	7,539,924
				30,852,797
Industrial—.4%
ABB Finance USA, Gtd. Notes	1.63	5/8/17	2,000,000	2,034,746
United Technologies, Sr. Unscd. Notes	6.13	2/1/19	1,860,000	2,343,507
				4,378,253

The Funds 25

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Intermediate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Information Technology—2.2%
Fiserv, Gtd. Notes	3.13	6/15/16	5,000,000	5,219,970
Intel, Sr. Unscd. Notes	1.95	10/1/16	7,180,000	7,545,067
Oracle, Sr. Unscd. Notes	5.75	4/15/18	7,000,000	8,661,940
				21,426,977
Materials—1.2%
CRH America, Gtd. Notes	5.30	10/15/13	4,784,000	4,981,656
Dow Chemical, Sr. Unscd. Notes	4.25	11/15/20	6,245,000	6,897,765
				11,879,421
Municipal Bonds—4.6%
California, GO (Various Purpose)	5.45	4/1/15	4,550,000	5,046,541
California, GO (Various Purpose)	5.95	4/1/16	3,255,000	3,709,528
Illinois, GO	4.42	1/1/15	3,225,000	3,430,948
Massachusetts, GO (Build America Bonds)	4.20	12/1/21	14,370,000	16,710,873
North Texas Tollway Authority,
Special Projects System Revenue, BAN	2.44	9/1/13	9,020,000	9,165,583
Puerto Rico Commonwealth Government
Development Bank, Revenue Bonds	3.67	5/1/14	5,830,000	5,945,784
				44,009,257
Telecommunications—2.6%
AT&T, Sr. Unscd. Notes	4.45	5/15/21	3,400,000	3,997,111
Rogers Communications, Gtd. Notes	6.38	3/1/14	4,934,000	5,347,765
Telefonica Emisiones, Gtd. Notes	4.95	1/15/15	6,635,000	6,701,350
Verizon Communications, Sr. Unscd. Notes	8.75	11/1/18	6,530,000	9,170,641
				25,216,867
U.S. Government Agencies—2.9%
Federal Farm Credit Bank, Bonds	1.99	3/26/18	7,000,000	7,054,950
Federal Home Loan Banks, Bonds	3.63	10/18/13	6,850,000	7,111,629
Federal National Mortgage Association, Notes	3.00	9/16/14	4,895,000[c]	5,171,856
Federal National Mortgage Association, Notes	4.38	7/17/13	8,250,000[c]	8,547,198
				27,885,633
U.S. Government Agencies/Mortgage-Backed—.0%
Federal Home Loan Mortgage Corp.;
REMIC, Ser. 2134, Cl. PM, 5.50%, 3/15/14			125,418[c]	128,877
U.S. Government Securities—49.6%
U.S. Treasury Inflation Protected Securities:
Notes, 0.63%, 7/15/21			13,878,202[d]	15,719,229
Notes, 1.38%, 7/15/18			8,279,632[b,d]	9,645,125
Notes, 2.38%, 1/15/17			15,817,783[b,d]	18,504,339
U.S. Treasury Notes:
0.25%, 5/15/15			2,000,000	1,999,062

26

BNY Mellon Intermediate Bond Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Government Securities (continued)
U.S. Treasury Notes (continued):
0.38%, 11/15/14			15,000,000[b]	15,045,705
0.63%, 7/15/14			19,610,000[b]	19,755,545
0.63%, 5/31/17			13,500,000[b]	13,546,413
0.75%, 9/15/13			3,025,000[b]	3,042,727
0.75%, 12/15/13			10,500,000[b]	10,574,246
0.75%, 6/15/14			11,250,000[b]	11,356,346
0.88%, 12/31/16			4,500,000[b]	4,574,183
0.88%, 1/31/17			22,750,000[b]	23,116,139
0.88%, 2/28/17			21,350,000[b]	21,698,603
0.88%, 4/30/17			19,000,000[b]	19,287,964
1.00%, 9/30/16			6,250,000[b]	6,390,138
1.25%, 2/15/14			12,500,000[b]	12,688,475
1.25%, 3/15/14			3,305,000[b]	3,357,417
1.25%, 4/15/14			6,000,000[b]	6,099,612
1.50%, 6/30/16			10,175,000[b]	10,596,306
1.75%, 7/31/15			2,280,000	2,376,011
1.75%, 5/15/22			23,750,000[b]	24,236,139
2.00%, 2/15/22			16,000,000[b]	16,737,504
2.13%, 11/30/14			19,000,000[b]	19,798,589
2.13%, 2/29/16			18,500,000[b]	19,637,473
2.13%, 8/15/21			9,670,000[b]	10,276,647
2.38%, 9/30/14			17,930,000[b]	18,729,857
2.38%, 10/31/14			18,250,000[b]	19,086,945
2.38%, 7/31/17			4,375,000[b]	4,752,003
2.63%, 1/31/18			5,250,000	5,790,997
2.63%, 8/15/20			2,430,000[b]	2,695,213
2.63%, 11/15/20			7,470,000[b]	8,279,449
3.13%, 5/15/21			5,500,000[b]	6,318,554
3.25%, 7/31/16			7,135,000	7,920,407
3.38%, 11/15/19			7,000,000[b]	8,145,704
3.50%, 5/15/20			8,000,000[b]	9,403,128
3.75%, 11/15/18			2,405,000[b]	2,831,512
4.25%, 8/15/13			29,250,000[b]	30,378,875
4.25%, 11/15/13			27,510,000[b]	28,842,529
4.50%, 11/15/15			4,070,000[b]	4,609,275

				477,844,385
Utilities—1.2%
Duke Energy Carolinas, First Mortgage Bonds	1.75	12/15/16	3,010,000	3,122,065
Hydro-Quebec, Gov’t Gtd. Notes	2.00	6/30/16	3,655,000	3,832,140
Xcel Energy, Sr. Unscd. Notes	4.70	5/15/20	3,705,000	4,375,127
				11,329,332
Total Bonds and Notes
(cost $896,664,812)				950,735,806

The Funds 27

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Intermediate Bond Fund (continued)

Other Investment—.7%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $6,814,149)	6,814,149[e]	6,814,149

Investment of Cash Collateral for Securities Loaned—.7%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $6,403,950)	6,403,950[e]	6,403,950
Total Investments (cost $909,882,911)	100.1%	963,953,905
Liabilities, Less Cash and Receivables	(.1%)	(1,164,261)
Net Assets	100.0%	962,789,644

BAN—Bond Anticipation Notes
GO—General Obligation
REMIC—Real Estate Mortgage Investment Conduit

a Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2012, these securities were valued at $12,986,809 or 1.3% of net assets.
b Securities, or portion thereof, on loan.At August 31, 2012, the value of the fund’s securities on loan was $363,554,222 and the value of the collateral held by the fund was
$372,058,005, consisting of cash collateral of $6,403,950 and U.S. Government and Agency securities valued at $365,654,055.
c The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
[d] Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
U.S. Government & Agencies	52.5	Foreign/Governmental	1.6
Corporate Bonds	40.0	Money Market Investments	1.4
Municipal Bonds	4.6		100.1

† Based on net assets.
See notes to financial statements.

28

STATEMENT OF INVESTMENTS

August 31, 2012

BNY Mellon Corporate Bond Fund
	Coupon	Maturity	Principal
Bonds and Notes—95.5%	Rate (%)	Date	Amount ($)	Value ($)
Banks—14.1%
Bank of America, Sr. Unscd. Notes	3.88	3/22/17	1,000,000	1,054,703
Bank of America, Sub. Notes	5.49	3/15/19	4,450,000	4,720,662
Barclays Bank, Sr. Unscd. Notes	5.13	1/8/20	2,500,000	2,704,133
BBVA US Senior, Bank Gtd. Notes	3.25	5/16/14	4,020,000	3,986,308
Citigroup, Sub. Notes	5.00	9/15/14	2,250,000	2,354,791
Citigroup, Sub. Notes	5.50	2/15/17	2,750,000	2,961,357
Goldman Sachs Group, Sr. Unscd. Notes	6.25	9/1/17	5,000,000	5,744,595
Morgan Stanley, Sub. Notes	4.75	4/1/14	5,500,000[a]	5,663,196
Rabobank Nederland, Gtd. Notes	2.13	10/13/15	3,470,000	3,555,907
Royal Bank of Canada, Sr. Unscd. Notes	1.15	3/13/15	250,000	253,006
Royal Bank of Scotland, Bank Gtd. Notes	4.88	3/16/15	4,750,000	5,046,495
Santander Debt, Bank Gtd. Notes	2.99	10/7/13	3,800,000[b]	3,750,714
Wachovia, Sub. Notes	5.25	8/1/14	1,860,000	2,001,892
Wells Fargo & Co., Sub. Notes	5.13	9/15/16	250,000	283,894
				44,081,653
Consumer Discretionary—11.7%
ADT, Gtd. Notes	2.25	7/15/17	5,500,000[b]	5,598,862
Comcast, Gtd. Notes	3.13	7/15/22	3,000,000	3,139,560
George Washington University, Notes	1.83	9/15/17	3,000,000	3,046,605
Grupo Televisa, Sr. Unscd. Notes	6.00	5/15/18	4,000,000	4,758,276
Johnson Controls, Sr. Unscd. Notes	3.75	12/1/21	2,160,000	2,285,537
Johnson Controls, Sr. Unscd. Notes	5.50	1/15/16	1,000,000	1,132,367
News America, Gtd. Notes	4.50	2/15/21	3,250,000	3,737,338
Rensselaer Polytechnic Institute, Unscd. Notes	5.60	9/1/20	1,000,000	1,172,235
Seminole Indian Tribe of Florida, Notes	7.75	10/1/17	1,000,000[b]	1,105,000
Time Warner Cable, Gtd. Notes	4.13	2/15/21	4,750,000	5,228,824
Time Warner, Gtd. Notes	4.00	1/15/22	5,000,000	5,492,115
				36,696,719
Consumer Staples—5.9%
Anheuser-Busch InBev Worldwide, Gtd. Notes	1.38	7/15/17	1,000,000	1,012,449
Beam, Sr. Unscd. Notes	3.25	5/15/22	4,000,000	4,152,808
Campbell Soup, Sr. Unscd. Notes	0.74	8/1/14	500,000[c]	502,627
Coca-Cola, Sr. Unscd. Notes	1.65	3/14/18	300,000	311,091
Flowers Foods, Sr. Unscd. Notes	4.38	4/1/22	2,000,000	2,069,238
Kraft Foods, Gtd. Notes	1.63	6/4/15	3,500,000[b]	3,557,337
Kroger, Sr. Unscd. Notes	3.40	4/15/22	3,500,000	3,617,264
Pernod-Ricard, Sr. Unscd. Notes	4.45	1/15/22	3,000,000[b]	3,241,326
				18,464,140

The Funds 29

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Corporate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Diversified Financials—15.3%
American Express Credit, Sr. Unscd. Notes	2.38	3/24/17	2,750,000	2,893,781
Bear Stearns, Sub. Notes	5.55	1/22/17	3,580,000	4,055,274
Blackrock, Sr. Unscd. Notes	1.38	6/1/15	3,000,000	3,057,402
Blackstone Holdings Finance, Gtd. Notes	4.75	2/15/23	3,000,000[b]	3,090,381
Ford Motor Credit, Sr. Unscd. Notes	3.00	6/12/17	5,500,000	5,526,367
General Electric Capital, Sub. Notes	5.30	2/11/21	5,250,000	6,051,770
HSBC Finance, Sr. Sub. Notes	6.68	1/15/21	5,000,000	5,680,860
International Lease Finance, Sr. Unscd. Notes	4.88	4/1/15	250,000	257,500
Jefferies Group, Sr. Unscd. Notes	5.13	4/13/18	1,675,000	1,712,688
Jefferies Group, Sr. Unscd. Notes	8.50	7/15/19	3,000,000	3,442,500
John Deere Capital Corp., Sr. Unscd. Notes	2.80	9/18/17	4,000,000	4,352,920
MassMutual Global Funding II, Sr. Scd. Notes	2.00	4/5/17	600,000[b]	615,620
Moody’s, Sr. Unscd. Notes	4.50	9/1/22	5,000,000	5,209,430
TD Ameritrade Holding, Gtd. Notes	4.15	12/1/14	1,750,000	1,853,441
				47,799,934
Energy—7.2%
Devon Energy, Sr. Unscd. Notes	1.88	5/15/17	3,250,000	3,324,360
Nabors Industries, Gtd. Notes	4.63	9/15/21	5,000,000	5,337,440
Occidental Petroleum, Sr. Unscd. Notes	2.70	2/15/23	2,000,000	2,061,762
Petrobras International Finance, Gtd. Notes	5.38	1/27/21	2,000,000	2,235,660
Pioneer Natural Resource, Sr. Unscd. Notes	3.95	7/15/22	3,000,000	3,127,443
Plains All American Pipeline, Sr. Unscd. Notes	3.65	6/1/22	1,000,000	1,058,603
Schlumberger Investment, Gtd. Notes	1.25	8/1/17	3,000,000[b]	3,005,886
Weatherford International, Gtd. Notes	5.13	9/15/20	2,252,000	2,450,696
				22,601,850
Health Care—2.6%
Amgen, Sr. Unscd. Notes	3.88	11/15/21	3,500,000	3,792,023
AstraZeneca, Sr. Unscd. Notes	5.90	9/15/17	1,750,000	2,146,949
Kaiser Foundation Hospitals, Sr. Unscd. Notes	3.50	4/1/22	2,000,000	2,127,684
				8,066,656
Industrial—7.5%
ABB Finance USA, Gtd. Notes	2.88	5/8/22	2,000,000	2,078,544
Autozone, Sr. Unscd. Notes	3.70	4/15/22	1,000,000	1,053,662
CRH America, Gtd. Notes	4.13	1/15/16	250,000	259,173
CRH America, Gtd. Notes	6.00	9/30/16	1,500,000	1,665,511

30

BNY Mellon Corporate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Industrial (continued)
Daimler Finance, Gtd. Notes	2.40	4/10/17	750,000[b]	773,069
Gatx, Sr. Unscd. Notes	4.75	6/15/22	3,000,000	3,109,764
Leggett & Platt, Sr. Unscd. Notes	3.40	8/15/22	2,000,000	2,084,500
Republic Services, Gtd. Notes	3.55	6/1/22	3,000,000	3,162,435
Textron, Sr. Unscd. Notes	4.63	9/21/16	4,500,000	4,885,061
United Technologies, Sr. Unscd. Notes	3.10	6/1/22	1,000,000	1,066,076
Waste Management, Gtd. Notes	4.75	6/30/20	2,750,000	3,183,177
				23,320,972
Information Technology—5.4%
Altera, Sr. Unscd. Notes	1.75	5/15/17	1,000,000	1,021,282
Ebay, Sr. Unscd. Notes	1.35	7/15/17	2,000,000	2,020,644
Hewlett-Packard, Sr. Unscd. Notes	2.60	9/15/17	5,000,000	4,955,490
IBM, Sr. Unscd. Notes	0.55	2/6/15	2,000,000	2,002,968
Oracle, Sr. Unscd. Notes	5.75	4/15/18	2,000,000	2,474,840
Symantec, Sr. Unscd. Notes	2.75	6/15/17	4,000,000	4,072,248
Xerox, Sr. Unscd. Notes	1.87	9/13/13	250,000[c]	251,792
				16,799,264
Insurance—4.2%
American International Group,
Sr. Unscd. Notes	5.85	1/16/18	4,250,000	4,882,753
Berkshire Hathaway Finance, Gtd. Notes	1.60	5/15/17	1,000,000	1,025,527
Fidelity National Financial, Sr. Unscd. Notes	5.50	9/1/22	2,500,000	2,583,970
Prudential Financial, Sr. Unscd. Notes	4.75	9/17/15	4,250,000	4,669,925
				13,162,175
Materials—2.6%
Dow Chemical, Sr. Unscd. Notes	4.25	11/15/20	4,500,000	4,970,367
Eastman Chemical, Sr. Unscd. Notes	3.60	8/15/22	2,500,000	2,634,403
Vale Overseas, Gtd. Notes	4.38	1/11/22	600,000	617,927
				8,222,697
Municipal Bonds—2.2%
California GO (Various Purpose)	5.25	4/1/14	500,000	534,525
California, GO (Various Purpose)	5.45	4/1/15	1,025,000	1,136,858
Massachusetts, GO (Build America Bonds)	4.20	12/1/21	600,000	697,740
Metropolitan Transportation Authority,
Transportation Revenue (Build America Bonds)	5.37	11/15/21	185,000	212,909

The Funds 31

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Corporate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Municipal Bonds (continued)
New Jersey Turnpike Authority,
Turnpike Revenue (Insured; AMBAC)	4.25	1/1/16	300,000	315,126
Puerto Rico Commonwealth Government
Development Bank, Revenue Bonds	3.67	5/1/14	250,000	254,965
West Contra Costa Unified School District,
GO (Build America Bonds)	8.46	8/1/34	3,000,000	3,579,180
				6,731,303
Real Estate—6.6%
Boston Properties, Sr. Unscd. Notes	3.70	11/15/18	4,490,000	4,768,932
Camden Property Trust, Sr. Unscd. Notes	5.00	6/15/15	1,015,000	1,106,313
CubeSmart, Gtd. Notes	4.80	7/15/22	3,000,000	3,168,435
Liberty Property, Sr. Unscd. Notes	6.63	10/1/17	2,500,000	2,941,060
Simon Property Group, Sr. Unscd. Notes	3.38	3/15/22	1,000,000	1,056,167
Simon Property Group, Sr. Unscd. Notes	6.13	5/30/18	1,250,000	1,515,795
UDR, Gtd. Notes, Ser. 0001	4.63	1/10/22	2,250,000	2,475,702
WEA Finance, Gtd. Notes	7.13	4/15/18	3,000,000[b]	3,598,125
				20,630,529
Telecommunications—6.7%
America Movil, Gtd. Notes	5.63	11/15/17	2,000,000	2,388,120
AT&T, Sr. Unscd. Notes	1.70	6/1/17	1,750,000	1,802,332
AT&T, Sr. Unscd. Notes	4.45	5/15/21	2,000,000	2,351,242
British Telecommunications, Sr. Unscd. Notes	2.00	6/22/15	3,000,000	3,069,225
Centurylink, Sr. Unscd. Notes, Ser. T	5.80	3/15/22	1,000,000	1,072,791
Telefonica Emisiones, Gtd. Notes	5.13	4/27/20	4,500,000	4,123,125
Verizon Communications, Sr. Unscd. Notes	5.50	2/15/18	2,500,000	3,048,270
Vivendi, Sr. Unscd. Notes	2.40	4/10/15	3,000,000[b]	3,017,439
				20,872,544
Utilities—3.5%
CMS Energy, Sr. Unscd. Notes	4.25	9/30/15	1,250,000	1,328,276
CMS Energy, Sr. Unscd. Notes	5.05	3/15/22	1,500,000	1,633,191
Dominion Resources, Sr. Unscd. Notes	2.25	9/1/15	2,050,000	2,127,170
Duke Energy, Sr. Unscd. Notes	1.63	8/15/17	2,000,000	2,007,958
Georgia Power, Sr. Unscd. Notes	0.75	8/10/15	2,500,000	2,509,558
Northeast Utilities, Sr. Unscd. Notes	1.22	9/20/13	300,000[c]	301,766
PSEG Power, Gtd. Notes	2.75	9/15/16	1,000,000	1,044,215
				10,952,134
Total Bonds and Notes
(cost $291,063,322)				298,402,570

32

BNY Mellon Corporate Bond Fund (continued)

Other Investment—3.4%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $10,709,490)	10,709,490[d]	10,709,490

Investment of Cash Collateral for Securities Loaned—1.5%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $4,547,500)	4,547,500[d]	4,547,500
Total Investments (cost $306,320,312)	100.4%	313,659,560
Liabilities, Less Cash and Receivables	(.4%)	(1,387,652)
Net Assets	100.0%	312,271,908

GO—General Obligation

a Security, or portion thereof, on loan.At August 31, 2012, the value of the fund’s securities on loan was $4,376,106 and the value of the cash collateral held by the fund was
$4,547,500.
b Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2012, these securities were valued at $31,353,759 or 10.0% of net assets.
c Variable rate security—interest rate subject to periodic change.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
Corporate Bonds	93.3	Municipal Bonds	2.2
Money Market Investments	4.9		100.4
† Based on net assets.
See notes to financial statements.

The Funds 33

STATEMENT OF INVESTMENTS

August 31, 2012

BNY Mellon Intermediate U.S. Government Fund

	Coupon	Maturity	Principal
Bonds and Notes—98.9%	Rate (%)	Date	Amount ($)	Value ($)
Financial—4.3%
Private Export Funding, Corp. Bank Gtd. Notes	2.45	7/15/24	500,000	504,393
Private Export Funding, Corp. Gov’t Gtd. Notes	4.38	3/15/19	1,065,000	1,282,909
				1,787,302
U.S. Government Agencies—10.7%
Federal Farm Credit Bank, Bonds	1.99	3/26/18	1,000,000	1,007,850
Federal Home Loan Mortgage Corp., Notes	0.90	1/23/15	1,000,000[a]	1,001,936
Federal National Mortgage Association, Notes	0.45	9/6/13	500,000[a]	500,002
Federal National Mortgage Association, Notes	0.75	12/19/14	1,000,000[a]	1,010,109
Federal National Mortgage Association, Notes	1.13	9/17/13	500,000[a]	504,427
Federal National Mortgage Association, Sub. Notes	5.13	1/2/14	440,000[a]	467,430
				4,491,754
U.S. Government Agencies/Mortgage-Backed—1.1%
Government National Mortgage Association I:
Ser. 2004-23, Cl. AB, 3.63%, 9/16/27			113,482	116,553
Ser. 2005-76, Cl. A, 3.96%, 5/16/30			194,927	199,155
Ser. 2004-12, Cl. BA, 4.81%, 8/16/32			159,730	162,961
Ser. 2004-50, Cl. C, 5.32%, 8/16/30			5,417[b]	5,425
				484,094
U.S. Government Securities—82.8%
U.S. Treasury Bonds;
7.25%, 5/15/16			1,500,000	1,877,109
U.S. Treasury Inflation Protected Securities:
Notes, 0.63%, 7/15/21			519,287[c]	588,174
Notes, 1.38%, 7/15/18			21,284[c]	24,795
Notes, 1.38%, 1/15/20			1,002,872[c]	1,187,542
Notes, 2.38%, 1/15/17			2,130,280[c]	2,492,095
U.S. Treasury Notes:
0.25%, 12/15/14			1,250,000	1,250,391
0.25%, 1/15/15			1,250,000	1,250,391
0.25%, 8/15/15			50,000	49,945
0.38%, 11/15/14			1,250,000	1,253,809
0.50%, 10/15/14			1,250,000	1,257,031
0.63%, 7/15/14			1,500,000	1,511,133
0.75%, 6/30/17			1,000,000	1,008,516
0.88%, 12/31/16			1,000,000	1,016,485
1.50%, 7/31/16			1,000,000	1,041,797
1.75%, 5/15/22			1,250,000	1,275,586
2.00%, 11/15/21			1,000,000	1,048,828
2.00%, 2/15/22			1,545,000	1,616,215
2.13%, 8/15/21			1,000,000	1,062,735
2.38%, 5/31/18			1,530,000	1,669,493
2.50%, 3/31/15			1,250,000	1,322,070

34

BNY Mellon Intermediate U.S. Government Fund (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)	Other Investment—1.3%	Shares	Value ($)

U.S. Government			Registered
Securities (continued)			Investment Company;
U.S. Treasury Notes (continued):			Dreyfus
2.50%, 4/30/15	3,000,000	3,177,657	Institutional Preferred
2.63%, 8/15/20	1,000,000	1,109,141	Plus Money Market Fund
3.13%, 5/15/21	1,000,000	1,148,828	(cost $543,244)	543,244 [d]	543,244
3.50%, 5/15/20	1,250,000	1,469,239
3.63%, 2/15/20	500,000	591,445	Total Investments
4.50%, 11/15/15	2,000,000	2,265,000	(cost $39,743,610)	100.2%	42,045,438
5.13%, 5/15/16	1,000,000	1,173,594	Liabilities, Less Cash
		34,739,044	and Receivables	(.2%)	(72,592)

Total Bonds and Notes			Net Assets	100.0%	41,972,846
(cost $39,200,366)		41,502,194

a The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
b Variable rate security—interest rate subject to periodic change.
c Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
U.S. Government & Agencies	94.6	Money Market Investment	1.3
Corporate Bonds	4.3		100.2
† Based on net assets.
See notes to financial statements.

The Funds 35

STATEMENT OF INVESTMENTS

August 31, 2012

BNY Mellon Short-Term U.S. Government Securities Fund

	Coupon	Maturity	Principal
Bonds and Notes—98.8%	Rate (%)	Date	Amount ($)	Value ($)
Commercial Mortgage Pass-Through Ctfs.—9.4%
CS First Boston Mortgage Securities, Ser. 2003-CPN1, Cl. A2	4.60	3/15/35	9,538,002	9,612,751
JP Morgan Chase Commercial Mortgage
Securities, Ser. 2005-LDP1, Cl. A2	4.63	3/15/46	1,130,615	1,134,724
Morgan Stanley Capital I, Ser. 2006-HQ8, Cl. AAB	5.61	3/12/44	4,029,608[a]	4,083,305
Nomura Asset Securities Corporation, Ser. 1998-D6, Cl. A2	7.32	3/15/30	5,000,000[a]	5,058,792
Prudential Commercial Mortgage Trust, Ser. 2003-PWR1, Cl. A2	4.49	2/11/36	8,743,000	8,845,101
				28,734,673
Municipal Bonds—4.6%
California, GO	5.25	4/1/14	1,000,000	1,069,050
Illinois, GO	4.42	1/1/15	1,700,000	1,808,562
New York City, GO	5.13	12/1/15	1,100,000	1,250,854
North Texas Tollway Authority,
Special Projects System Revenue, BAN	2.44	9/1/13	2,960,000	3,007,774
Regional Transportation Authority of Illinois,
GO Working Cash Notes	1.06	6/1/14	3,000,000	3,006,750
University of California Regents, General Revenue	0.83	7/1/14	3,000,000[a]	3,000,390
University of California Regents,
General Revenue (Build America Bonds)	1.99	5/1/13	840,000[a]	846,695
				13,990,075
U.S. Government Agencies—16.3%
Federal Farm Credit Bank, Bonds	0.50	6/23/15	3,500,000	3,514,284
Federal Home Loan Mortgage Corp., Notes	0.50	9/19/14	6,750,000[b]	6,778,688
Federal Home Loan Mortgage Corp., Notes	0.63	8/21/15	2,750,000[b]	2,762,447
Federal Home Loan Mortgage Corp., Notes	0.90	1/23/15	10,750,000[b]	10,770,812
Federal National Mortgage Association, Notes	0.60	2/22/16	4,500,000[b]	4,503,843
Federal National Mortgage Association, Notes, Ser. 0001	0.70	4/30/15	4,250,000[b]	4,257,671
Federal National Mortgage Association, Notes	0.70	5/29/15	3,250,000[b]	3,252,720
Federal National Mortgage Association, Notes	0.75	12/19/14	7,000,000[b]	7,070,763
Federal National Mortgage Association, Notes	0.63	10/30/14	6,460,000[b,c]	6,506,770
				49,417,998
U.S. Government Agencies/Mortgage-Backed—13.9%
Federal Home Loan Mortgage Corp.:
REMIC, Ser. 3565, Cl. XA, 4.00%, 8/15/22			139,558[b]	142,968
REMIC, Ser. 2937, Cl. VC, 5.00%, 6/15/14			182,451[b]	184,065
REMIC, Ser. 3689, Cl. AB, 2.00%, 12/15/27			822,114[b]	830,356

36

The Funds 37

STATEMENT OF INVESTMENTS (continued)

BAN—Bond Anticipation Notes
GO—General Obligation
REMIC—Real Mortagage Investment Conduit

a Variable rate security—interest rate subject to periodic change.
b The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
c Security, or portion thereof, on loan.At August 31, 2012, the value of the fund’s securities on loan was $118,314,952 and the value of the collateral held by the fund was
$120,829,244, consisting of U.S. Government & Agency securities.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
U.S. Government & Agencies	84.8	Money Market Investment	.8
Asset/Mortgage-Backed	9.4
Municipal Bonds	4.6		99.6

† Based on net assets.
See notes to financial statements.

38

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2012

				BNY Mellon	BNY Mellon
		BNY Mellon	BNY Mellon	Intermediate	Short-Term
	BNY Mellon	Intermediate	Corporate	U.S. Government	U.S. Government
	Bond Fund	Bond Fund	Bond Fund	Fund	Securities Fund
Assets ($):
Investments in securities—
See Statement of Investments†
(including securities on loan)††—Note 2(b):
Unaffiliated issuers	1,310,736,587	950,735,806	298,402,570	41,502,194	300,355,092
Affiliated issuers	29,405,489	13,218,099	15,256,990	543,244	2,433,767
Cash	—	—	1,300,680	—	—
Dividends, interest and securities
lending income receivable	8,416,320	7,296,404	3,072,295	223,531	671,613
Receivable for shares of
Beneficial Interest subscribed	272,682	430,171	3,309,635	—	825,405
Receivable for investment securities sold	—	—	—	1,651,975	—
Prepaid expenses	21,608	22,148	45,659	17,952	18,688
	1,348,852,686	971,702,628	321,387,829	43,938,896	304,304,565
Liabilities ($):
Due to The Dreyfus Corporation
and affiliates—Note 4(b)	485,090	353,855	93,550	25,214	101,601
Due to Administrator—Note 4(a)	139,807	100,948	29,692	4,590	31,544
Cash overdraft due to Custodian	1,707,051	1,535,349	—	42,269	6,999
Liability for securities on loan—Note 2(b)	10,261,300	6,403,950	4,547,500	—	—
Payable for shares of Beneficial Interest redeemed	481,950	455,097	103,529	1,858,967	222,765
Payable for investment securities purchased	—	—	4,273,141	—	—
Accrued expenses	66,166	63,785	68,509	35,010	42,915
	13,141,364	8,912,984	9,115,921	1,966,050	405,824
Net Assets ($)	1,335,711,322	962,789,644	312,271,908	41,972,846	303,898,741
Composition of Net Assets ($):
Paid-in capital	1,236,516,652	915,722,025	304,797,546	40,179,392	314,574,348
Accumulated investment income—net	1,019,133	184,015	91,992	41,227	81,455
Accumulated net realized gain (loss) on investments	7,424,672	(7,187,390)	43,122	(549,601)	(11,248,050)
Accumulated net unrealized appreciation
(depreciation) on investments	90,750,865	54,070,994	7,339,248	2,301,828	490,988
Net Assets ($)	1,335,711,322	962,789,644	312,271,908	41,972,846	303,898,741
Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,326,471,523	957,777,835	312,231,438	38,819,253	302,756,242
Shares Outstanding	96,720,815	72,228,224	24,182,269	3,759,429	24,773,224
Net Asset Value Per Share ($)	13.71	13.26	12.91	10.33	12.22
Investor Shares
Net Assets ($)	9,239,799	5,011,809	40,470	3,153,593	1,142,499
Shares Outstanding	674,935	377,852	3,135	305,633	93,600
Net Asset Value Per Share ($)	13.69	13.26	12.91	10.32	12.21
† Investments at cost ($):
Unaffiliated issuers	1,219,985,722	896,664,812	291,063,322	39,200,366	299,864,104
Affiliated issuers	29,405,489	13,218,099	15,256,990	543,244	2,433,767
††Value of securities on loan ($)	246,695,798	363,554,222	4,376,106	—	118,314,952

See notes to financial statements.

The Funds 39

STATEMENTS OF OPERATIONS

Year Ended August 31, 2012

				BNY Mellon	BNY Mellon
		BNY Mellon	BNY Mellon	Intermediate	Short-Term
	BNY Mellon	Intermediate	Corporate	U.S. Government	U.S. Government
	Bond Fund	Bond Fund	Bond Fund[a]	Fund	Securities Fund
Investment Income ($):
Income:
Interest	44,813,223	27,075,800	2,164,872	761,457	1,613,610
Income from securities lending—Note 2(b)	141,421	178,239	2,592	—	66,058
Cash dividends;
Affiliated issuers	36,202	8,937	4,789	547	4,435
Total Income	44,990,846	27,262,976	2,172,253	762,004	1,684,103
Expenses:
Investment advisory fee—Note 4(a)	5,372,744	3,914,907	305,080	238,690	1,129,761
Administration fee—Note 4(a)	1,672,883	1,218,978	94,932	59,465	402,064
Trustees’ fees and expenses—Note 4(c)	102,232	83,240	2,895	4,125	31,259
Custodian fees—Note 4(b)	80,107	69,822	8,523	4,706	26,573
Legal fees	36,433	23,827	9,782	3,275	6,428
Auditing fees	34,059	37,310	34,423	30,227	28,309
Shareholder servicing costs—Note 4(b)	24,780	11,286	13	13,868	4,764
Registration fees	16,958	17,595	55,774	26,636	23,062
Loan commitment fees—Note 3	9,943	2,094	—	627	3,230
Prospectus and shareholders’ reports	8,361	8,667	2,077	4,842	5,567
Interest expenses—Note 3	—	—	—	—	1,005
Miscellaneous	48,553	37,914	17,209	18,512	31,625
Total Expenses	7,407,053	5,425,640	530,708	404,973	1,693,647
Less—reduction in expenses
due to undertaking—Note 4(a)	—	—	(73,093)	—	—
Less—reduction in fees due to
earnings credits—Note 4(b)	(15)	(3)	—	(11)	(2)
Net Expenses	7,407,038	5,425,637	457,615	404,962	1,693,645
Investment Income (Loss)—Net	37,583,808	21,837,339	1,714,638	357,042	(9,542)
Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments	20,816,573	9,517,595	640,915	899,497	1,164,338
Net unrealized appreciation
(depreciation) on investments	21,012,734	8,478,802	7,339,248	(162,427)	(1,044,804)
Net Realized and Unrealized
Gain (Loss) on Investments	41,829,307	17,996,397	7,980,163	737,070	119,534
Net Increase in Net Assets
Resulting from Operations	79,413,115	39,833,736	9,694,801	1,094,112	109,992

a From March 2, 2012 (commencement of operations) to August 31, 2012.
See notes to financial statements.

40

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Bond Fund		BNY Mellon Intermediate Bond Fund
	Year Ended August 31,		Year Ended August 31,
	2012	2011	2012	2011
Operations ($):
Investment income—net	37,583,808	41,972,611	21,837,339	23,876,507
Net realized gain (loss) on investments	20,816,573	15,898,386	9,517,595	9,837,850
Net unrealized appreciation (depreciation) on investments	21,012,734	(3,613,978)	8,478,802	(6,121,654)
Net Increase (Decrease) in Net Assets
Resulting from Operations	79,413,115	54,257,019	39,833,736	27,592,703
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(43,014,121)	(51,511,414)	(27,226,012)	(31,959,623)
Investor Shares	(288,668)	(280,940)	(114,080)	(132,490)
Net realized gain on investments:
Class M Shares	(2,808,023)	(1,949,838)	(60,140)	—
Investor Shares	(18,581)	(10,235)	(260)	—
Total Dividends	(46,129,393)	(53,752,427)	(27,400,492)	(32,092,113)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	206,008,402	207,907,988	176,135,350	231,106,543
Investor Shares	11,350,777	9,227,569	7,416,300	10,465,058
Dividends reinvested:
Class M Shares	7,167,581	7,550,755	4,791,137	5,667,103
Investor Shares	243,191	218,048	106,927	125,034
Cost of shares redeemed:
Class M Shares	(273,348,411)	(318,242,341)	(215,758,016)	(240,636,818)
Investor Shares	(13,669,368)	(11,374,764)	(6,832,189)	(11,053,561)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(62,247,828)	(104,712,745)	(34,140,491)	(4,326,641)
Total Increase (Decrease) in Net Assets	(28,964,106)	(104,208,153)	(21,707,247)	(8,826,051)
Net Assets ($):
Beginning of Period	1,364,675,428	1,468,883,581	984,496,891	993,322,942
End of Period	1,335,711,322	1,364,675,428	962,789,644	984,496,891
Undistributed investment income—net	1,019,133	931,256	184,015	496,207
Capital Share Transactions (Shares):
Class M Shares
Shares sold	15,291,765	15,717,645	13,417,074	17,777,662
Shares issued for dividends reinvested	534,095	573,560	365,506	435,762
Shares redeemed	(20,296,590)	(24,057,698)	(16,437,359)	(18,514,059)
Net Increase (Decrease) in Shares Outstanding	(4,470,730)	(7,766,493)	(2,654,779)	(300,635)
Investor Shares
Shares sold	845,985	696,544	564,496	804,396
Shares issued for dividends reinvested	18,109	16,541	8,081	9,616
Shares redeemed	(1,019,276)	(855,464)	(520,154)	(851,234)
Net Increase (Decrease) in Shares Outstanding	(155,182)	(142,379)	52,423	(37,222)

See notes to financial statements.

The Funds 41

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon	BNY Mellon Intermediate
	Corporate Bond Fund	U.S. Governement Fund
	Period Ended	Year Ended August 31,
	August 31, 2012[a]	2012	2011
Operations ($):
Investment income—net	1,714,638	357,042	958,155
Net realized gain (loss) on investments	640,915	899,497	586,651
Net unrealized appreciation (depreciation) on investments	7,339,248	(162,427)	(162,448)
Net Increase (Decrease) in Net Assets
Resulting from Operations	9,694,801	1,094,112	1,382,358
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(2,227,253)	(772,510)	(1,571,148)
Investor Shares	(169)	(81,320)	(143,938)
Net realized gain on investments:
Class M Shares	—	—	(41,533)
Investor Shares	—	—	(3,710)
Total Dividends	(2,227,422)	(853,830)	(1,760,329)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	321,812,668	5,072,475	18,119,371
Investor Shares	40,000	221,953	422,484
Dividends reinvested:
Class M Shares	392,006	171,945	345,524
Investor Shares	70	73,414	131,905
Cost of shares redeemed:
Class M Shares	(17,440,215)	(13,901,060)	(30,681,299)
Investor Shares	—	(2,881,533)	(1,499,197)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	304,804,529	(11,242,806)	(13,161,212)
Total Increase (Decrease) in Net Assets	312,271,908	(11,002,524)	(13,539,183)
Net Assets ($):
Beginning of Period	—	52,975,370	66,514,553
End of Period	312,271,908	41,972,846	52,975,370
Undistributed investment income—net	91,992	41,227	114,134
Capital Share Transactions (Shares):
Class M Shares
Shares sold	25,542,828	494,569	1,786,003
Shares issued for dividends reinvested	30,735	16,735	34,048
Shares redeemed	(1,391,294)	(1,352,856)	(3,027,438)
Net Increase (Decrease) in Shares Outstanding	24,182,269	(841,552)	(1,207,387)
Investor Shares
Shares sold	3,129	21,602	41,554
Shares issued for dividends reinvested	6	7,153	12,996
Shares redeemed	—	(280,347)	(146,743)
Net Increase (Decrease) in Shares Outstanding	3,135	(251,592)	(92,193)

a From March 2, 2012 (commencement of operations) to August 31, 2012.
See notes to financial statements.

42

	BNY Mellon Short-Term
	U.S. Government Securities Fund
	Year Ended August 31,
	2012	2011
Operations ($):
Investment income (loss)—net	(9,542)	1,844,057
Net realized gain (loss) on investments	1,164,338	1,954,973
Net unrealized appreciation (depreciation) on investments	(1,044,804)	(1,321,553)
Net Increase (Decrease) in Net Assets
Resulting from Operations	109,992	2,477,477
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(2,267,874)	(5,009,459)
Investor Shares	(8,604)	(8,790)
Net realized gain on investments:
Class M Shares	—	—
Investor Shares	—	—
Total Dividends	(2,276,478)	(5,018,249)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	135,465,998	209,438,125
Investor Shares	2,846,663	3,271,802
Dividends reinvested:
Class M Shares	449,790	1,052,784
Investor Shares	8,308	6,565
Cost of shares redeemed:
Class M Shares	(180,982,763)	(162,688,297)
Investor Shares	(2,869,079)	(3,088,010)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(45,081,083)	47,992,969
Total Increase (Decrease) in Net Assets	(47,247,569)	45,452,197
Net Assets ($):
Beginning of Period	351,146,310	305,694,113
End of Period	303,898,741	351,146,310
Undistributed investment income—net	81,455	36,324
Capital Share Transactions (Shares):
Class M Shares
Shares sold	11,065,111	17,006,597
Shares issued for dividends reinvested	36,763	85,552
Shares redeemed	(14,785,231)	(13,217,225)
Net Increase (Decrease) in Shares Outstanding	(3,683,357)	3,874,924
Investor Shares
Shares sold	232,479	265,750
Shares issued for dividends reinvested	665	534
Shares redeemed	(234,861)	(250,572)
Net Increase (Decrease) in Shares Outstanding	(1,717)	15,712

See notes to financial statements.

The Funds 43

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each BNY Mellon fixed income fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from each fund’s financial statements.

			Class M Shares
			Year Ended August 31,
BNY Mellon Bond Fund	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	13.38	13.36	12.90	12.38	12.24
Investment Operations:
Investment income—net[a]	.38	.39	.43	.52	.60
Net realized and unrealized
gain (loss) on investments	.42	.14	.56	.56	.15
Total from Investment Operations	.80	.53	.99	1.08	.75
Distributions:
Dividends from investment income—net	(.44)	(.49)	(.53)	(.56)	(.61)
Dividends from net realized gain on investments	(.03)	(.02)	—	—	—
Total Distributions	(.47)	(.51)	(.53)	(.56)	(.61)
Net asset value, end of period	13.71	13.38	13.36	12.90	12.38
Total Return (%)	6.05	4.06	7.84	8.95	6.17
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.55	.55	.56	.55
Ratio of net expenses to average net assets	.55	.55	.55	.56	.55
Ratio of net investment income
to average net assets	2.80	2.98	3.29	4.15	4.78
Portfolio Turnover Rate	76.43	86.75[b]	99.66	62.19	60.76
Net Assets, end of period ($ x 1,000)	1,326,472	1,353,593	1,455,913	1,340,824	995,421

a Based on average shares outstanding at each month end.
b The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended August 31, 2011 was 79.13%.

See notes to financial statements.

44

			Investor Shares
			Year Ended August 31,
BNY Mellon Bond Fund	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	13.35	13.34	12.88	12.36	12.21
Investment Operations:
Investment income—net[a]	.34	.35	.39	.50	.56
Net realized and unrealized
gain (loss) on investments	.43	.13	.57	.54	.16
Total from Investment Operations	.77	.48	.96	1.04	.72
Distributions:
Dividends from investment income—net	(.40)	(.45)	(.50)	(.52)	(.57)
Dividends from net realized gain on investments	(.03)	(.02)	—	—	—
Total Distributions	(.43)	(.47)	(.50)	(.52)	(.57)
Net asset value, end of period	13.69	13.35	13.34	12.88	12.36
Total Return (%)	5.87	3.72	7.60	8.74	5.81
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.80	.81	.81	.80
Ratio of net expenses to average net assets	.80	.80	.81	.81	.80
Ratio of net investment income
to average net assets	2.55	2.73	3.03	3.88	4.52
Portfolio Turnover Rate	76.43	86.75[b]	99.66	62.19	60.76
Net Assets, end of period ($ x 1,000)	9,240	11,083	12,971	6,696	3,472

a Based on average shares outstanding at each month end.
b The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended August 31, 2011 was 79.13%.

See notes to financial statements.

The Funds 45

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
			Year Ended August 31,
BNY Mellon Intermediate Bond Fund	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	13.09	13.15	12.81	12.37	12.19
Investment Operations:
Investment income—net[a]	.29	.32	.35	.46	.55
Net realized and unrealized
gain (loss) on investments	.25	.04	.47	.50	.21
Total from Investment Operations	.54	.36	.82	.96	.76
Distributions:
Dividends from investment income—net	(.37)	(.42)	(.48)	(.52)	(.58)
Dividends from net realized gain on investments	(.00)[b]	—	—	—	—
Total Distributions	(.37)	(.42)	(.48)	(.52)	(.58)
Net asset value, end of period	13.26	13.09	13.15	12.81	12.37
Total Return (%)	4.18	2.84	6.52	8.07	6.19
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.55	.55	.56	.55
Ratio of net expenses to average net assets	.55	.55	.55	.56	.55
Ratio of net investment income
to average net assets	2.23	2.42	2.72	3.75	4.43
Portfolio Turnover Rate	39.00	45.15	44.58	53.05	53.28
Net Assets, end of period ($ x 1,000)	957,778	980,237	988,555	856,808	785,841

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.

See notes to financial statements.

46

			Investor Shares
			Year Ended August 31,
BNY Mellon Intermediate Bond Fund	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	13.09	13.15	12.81	12.36	12.19
Investment Operations:
Investment income—net[a]	.26	.29	.31	.43	.53
Net realized and unrealized
gain (loss) on investments	.24	.04	.48	.51	.18
Total from Investment Operations	.50	.33	.79	.94	.71
Distributions:
Dividends from investment income—net	(.33)	(.39)	(.45)	(.49)	(.54)
Dividends from net realized gain on investments	(.00)[b]	—	—	—	—
Total Distributions	(.33)	(.39)	(.45)	(.49)	(.54)
Net asset value, end of period	13.26	13.09	13.15	12.81	12.36
Total Return (%)	3.91	2.57	6.26	7.78	5.91
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.80	.81	.81	.80
Ratio of net expenses to average net assets	.81	.80	.81	.81	.80
Ratio of net investment income
to average net assets	1.98	2.18	2.44	3.48	4.19
Portfolio Turnover Rate	39.00	45.15	44.58	53.05	53.28
Net Assets, end of period ($ x 1,000)	5,012	4,260	4,768	2,740	1,616

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.

See notes to financial statements.

The Funds 47

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares	Investor Shares
	Period Ended	Period Ended
BNY Mellon Corporate Bond Fund	August 31, 2012[a]	August 31, 2012[a]
Per Share Data ($):
Net asset value, beginning of period	12.50	12.50
Investment Operations:
Investment income—net[b]	.12	.07
Net realized and unrealized
gain (loss) on investments	.43	.46
Total from Investment Operations	.55	.53
Distributions:
Dividends from investment income—net	(.14)	(.12)
Net asset value, end of period	12.91	12.91
Total Return (%)[c]	4.40	4.29
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.70	1.12
Ratio of net expenses to average net assets[d]	.60	.85
Ratio of net investment income
to average net assets[d]	2.25	1.67
Portfolio Turnover Rate[c]	34.08	34.08
Net Assets, end of period ($ x 1,000)	312,231	40

a	From March 2, 2012 (commencement of operations) to August 31, 2012.
b	Based on average shares outstanding at each month end.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

48

				Class M Shares†
BNY Mellon Intermediate	Year Ended August 31,			Eight Months Ended	Year Ended December 31,
U.S. Government Fund	2012	2011	2010	August 31, 2009[a]	2008	2007
Per Share Data ($):
Net asset value, beginning of period	10.27	10.30	10.27	10.43	9.99	9.81
Investment Operations:
Investment income—net[b]	.08	.16	.17	.14	.42	.42
Net realized and unrealized
gain (loss) on investments	.17	.10	.33	(.10)	.39	.23
Total from Investment Operations	.25	.26	.50	.04	.81	.65
Distributions:
Dividends from investment income—net	(.19)	(.28)	(.32)	(.20)	(.37)	(.47)
Dividends from net realized gain on investments	—	(.01)	(.15)	(.00)[c]	—	—
Total Distributions	(.19)	(.29)	(.47)	(.20)	(.37)	(.47)
Net asset value, end of period	10.33	10.27	10.30	10.27	10.43	9.99
Total Return (%)	2.43	2.59	5.03	.41[d]	8.31	6.80
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.82	.79	.74	.78[e]	.76	.77
Ratio of net expenses to average net assets	.82	.78	.65	.65[e]	.65	.65
Ratio of net investment income
to average net assets	.78	1.56	1.71	2.08[e]	4.12	4.31
Portfolio Turnover Rate	44.97	70.98	60.52	56.74[d]	85.47	57
Net Assets, end of period ($ x 1,000)	38,819	47,258	59,832	56,037	120,970	106,650

† Represents information for Institutional shares of the fund’s predecessor, BNY Hamilton Intermediate Government Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to August 31.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
[d] Not annualized.
e Annualized.

See notes to financial statements.

The Funds 49

FINANCIAL HIGHLIGHTS (continued)

				Investor Shares†
BNY Mellon Intermediate	Year Ended August 31,			Eight Months Ended	Year Ended December 31,
U.S. Government Fund	2012	2011	2010	August 31, 2009[a]	2008	2007
Per Share Data ($):
Net asset value, beginning of period	10.26	10.29	10.25	10.42	9.98	9.80
Investment Operations:
Investment income—net[b]	.05	.13	.15	.13	.39	.40
Net realized and unrealized
gain (loss) on investments	.17	.11	.34	(.12)	.40	.23
Total from Investment Operations	.22	.24	.49	.01	.79	.63
Distributions:
Dividends from investment income—net	(.16)	(.26)	(.30)	(.18)	(.35)	(.45)
Dividends from net realized gain on investments	—	(.01)	(.15)	(.00)[c]	—	—
Total Distributions	(.16)	(.27)	(.45)	(.18)	(.35)	(.45)
Net asset value, end of period	10.32	10.26	10.29	10.25	10.42	9.98
Total Return (%)	2.16	2.36	4.87	.14[d]	8.06	6.53
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.07	1.04	.99	1.04[e]	1.01	1.02
Ratio of net expenses to average net assets	1.07	1.03	.90	.90[e]	.90	.90
Ratio of net investment income
to average net assets	.52	1.30	1.46	1.89[e]	3.87	4.06
Portfolio Turnover Rate	44.97	70.98	60.52	56.74[d]	85.47	57
Net Assets, end of period ($ x 1,000)	3,154	5,717	6,682	6,588	6,292	6,015

† Represents information for Class A shares of the fund’s predecessor, BNY Hamilton Intermediate Government Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to August 31.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
[d] Not annualized.
e Annualized.

See notes to financial statements.

50

			Class M Shares
			Year Ended August 31,
BNY Mellon Short-Term U.S. Government Securities Fund	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	12.30	12.40	12.39	12.19	12.02
Investment Operations:
Investment income (loss)—net[a]	(.00)[b]	.07	.13	.29	.46
Net realized and unrealized
gain (loss) on investments	.01	.02	.11	.30	.23
Total from Investment Operations	.01	.09	.24	.59	.69
Distributions:
Dividends from investment income—net	(.09)	(.19)	(.23)	(.39)	(.52)
Net asset value, end of period	12.22	12.30	12.40	12.39	12.19
Total Return (%)	.07	.71	1.96	4.90	5.83
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.52	.52	.53	.56	.55
Ratio of net expenses to average net assets	.52	.52	.53	.56	.55
Ratio of net investment income
(loss) to average net assets	(.00)[c]	.56	1.07	2.32	3.79
Portfolio Turnover Rate	152.13	143.65	59.58	117.43	84.77
Net Assets, end of period ($ x 1,000)	302,756	349,975	304,707	177,005	133,857

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Amount represents less than .01%.

See notes to financial statements.

The Funds 51

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Short-Term U.S. Government Securities Fund	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	12.29	12.40	12.39	12.20	12.02
Investment Operations:
Investment income (loss)—net[a]	(.04)	.04	.11	.23	.45
Net realized and unrealized
gain (loss) on investments	.02	.00[b]	.10	.32	.22
Total from Investment Operations	(.02)	.04	.21	.55	.67
Distributions:
Dividends from investment income—net	(.06)	(.15)	(.20)	(.36)	(.49)
Net asset value, end of period	12.21	12.29	12.40	12.39	12.20
Total Return (%)	(.15)	.34	1.73	4.63	5.55
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78	.78	.78	.82	.79
Ratio of net expenses to average net assets	.78	.78	.78	.82	.79
Ratio of net investment income
(loss) to average net assets	(.29)	.34	.84	1.93	3.61
Portfolio Turnover Rate	152.13	143.65	59.58	117.43	84.77
Net Assets, end of period ($ x 1,000)	1,142	1,171	987	837	94

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.

See notes to financial statements.

52

NOTES TO FINANCIAL STATEMENTS

NOTE 1—General:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently consisting of twenty-seven series including the following diversified fixed income funds: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund, BNY Mellon Intermediate U.S. Government Fund and BNY Mellon Short-Term U.S. Government Securities Fund (each, a “fund” and collectively, the “funds”). BNY Mellon Corporate Bond Fund commenced operations on March 2, 2012.The objectives of the funds are as follows: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund and BNY Mellon Corporate Bond Fund seek total return (consisting of capital appreciation and current income). BNY Mellon Intermediate U.S. Government Fund and BNY Mellon Short-Term U.S. Government Securities Fund seek as high a level of current income as is consistent with the preservation of capital.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (“Investment Adviser”).The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

The Trust is authorized to issue an unlimited number of shares of Beneficial Interest, par value $.001 per share, in

Class M and Investor Class shares of each fund. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class and the shareholder services plan applicable to the Investor shares, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

TheTrust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The Funds 53

NOTES TO FINANCIAL STATEMENTS (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the funds’ investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are categorized within Level 1 of the fair value hierarchy.

Investments in securities excluding short-term investments (other than U.S. Treasury Bills) are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Trust’s Board of Trustees.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset values, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Table 1 summarizes the inputs used as of August 31, 2012 in valuing each fund’s investments.

54

Table 1—Fair Value Measurements

			Investments in Securities
				Level 2—Other
	Level 1—Unadjusted			Significant	Level 3—Significant
		Quoted Prices	Observable Inputs		Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total ($)
BNY Mellon Bond Fund
Asset-Backed	—	—	15,381,410	—	—	—	15,381,410
Commercial
Mortgage-Backed	—	—	27,416,681	—	—	—	27,416,681
Corporate Bonds†	—	—	403,011,951	—	—	—	403,011,951
Foreign Government	—	—	16,229,693	—	—	—	16,229,693
Municipal Bonds	—	—	81,196,804	—	—	—	81,196,804
Mutual Funds	29,405,489	—	—	—	—	—	29,405,489
U.S. Government Agencies/
Mortgage-Backed	—	—	458,437,819	—	—	—	458,437,819
U.S. Treasury	—	—	309,062,229	—	—	—	309,062,229
BNY Mellon
Intermediate Bond Fund
Corporate Bonds†	—	—	385,706,616	—	—	—	385,706,616
Foreign Government	—	—	15,161,038	—	—	—	15,161,038
Municipal Bonds	—	—	44,009,257	—	—	—	44,009,257
Mutual Funds	13,218,099	—	—	—	—	—	13,218,099
U.S. Government
Agencies/
Mortgage-Backed	—	—	28,014,510	—	—	—	28,014,510
U.S. Treasury	—	—	477,844,385	—	—	—	477,844,385
BNY Mellon
Corporate Bond Fund
Corporate Bonds†	—	—	291,671,267	—	—	—	291,671,267
Municipal Bonds	—	—	6,731,303	—	—	—	6,731,303
Mutual Funds	15,256,990	—	—	—	—	—	15,256,990
BNY Mellon Intermediate
U.S. Government Fund
Corporate Bonds†	—	—	1,787,302	—	—	—	1,787,302
Mutual Funds	543,244	—	—	—	—	—	543,244
U.S. Government Agencies/
Mortgage-Backed	—	—	4,975,848	—	—	—	4,975,848
U.S. Treasury	—	—	34,739,044	—	—	—	34,739,044
BNY Mellon Short-Term U.S.
Government Securities Fund
Commercial
Mortgage-Backed	—	—	28,734,673	—	—	—	28,734,673
Municipal Bonds	—	—	13,990,075	—	—	—	13,990,075
Mutual Funds	2,433,767	—	—	—	—	—	2,433,767
U.S. Government
Agencies/
Mortgage-Backed	—	—	91,699,655	—	—	—	91,699,655
U.S. Treasury	—	—	165,930,689	—	—	—	165,930,689

† See Statements of Investments for additional detailed categorizations.

The Funds 55

NOTES TO FINANCIAL STATEMENTS (continued)

At August 31, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of New York Mellon, the funds may lend securities to qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit.The funds are entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. Table 2 summarizes the amountThe Bank of NewYork Mellon earned from each relevant fund from lending portfolio securities pursuant to the securities lending agreement during the period ended August 31, 2012.

Table 2—Securities Lending Agreement
BNY Mellon Bond Fund	$76,150
BNY Mellon Intermediate Bond Fund	95,975
BNY Mellon Corporate Bond Fund	1,396
BNY Mellon Short-Term
U.S. Government Securities Fund	35,570

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Table 3 summarizes each fund’s investments in affiliated investment companies for the period ended August 31, 2012.

(d) Risk: The funds invest primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering each fund’s share price. In addition, the value of the debt securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(e) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date.The funds declare and pay dividends from investment income-net monthly. With respect to each series, dividends from net realized capital gains, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers of that fund, it is the policy of the funds not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

56

As of and during the period ended August 31, 2012, the funds did not have any liabilities for any uncertain tax positions. The funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period, the funds did not incur any interest or penalties.

Except for BNY Mellon Corporate Bond Fund, each of the tax years in the four-year period ended August 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities. For BNY Mellon Corporate Bond Fund, the tax year for the period ended August 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), each fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

Table 3—Affiliated Investment Companies

	Value			Value	Net
	8/31/2011($)	Purchases ($)	Sales ($)	8/31/2012($)	Assets (%)
BNY Mellon Bond Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	15,900,000	354,615,892	351,371,703	19,144,189	1.4
Dreyfus Institutional Cash Advantage Fund	33,781,241	67,829,578	91,349,519	10,261,300.8
Total	49,681,241	422,445,470	442,721,222	29,405,489	2.2
BNY Mellon Intermediate Bond Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	8,293,000	181,949,692	183,428,543	6,814,149.7
Dreyfus Institutional Cash Advantage Fund	36,135,590	56,632,363	86,364,003	6,403,950.7
Total	44,428,590	238,582,055	269,792,546	13,218,099	1.4
BNY Mellon Corporate Bond Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	—†	121,963,763	111,254,273	10,709,490	3.4
Dreyfus Institutional Cash Advantage Fund	—†	10,625,988	6,078,488	4,547,500	1.5
Total	—†	132,589,751	117,332,761	15,256,990	4.9
BNY Mellon Intermediate
U.S. Government Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	1,316,000	18,749,997	19,522,753	543,244	1.3
BNY Mellon Short-Term
U.S. Government Securities Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	14,051,000	177,518,018	189,135,251	2,433,767.8
Dreyfus Institutional Cash Advantage Fund	—	10,218,871	10,218,871	—	—
Total	14,051,000	187,736,889	199,354,122	2,433,767.8

† At March 2, 2012 (commencement of operations).

The Funds 57

NOTES TO FINANCIAL STATEMENTS (continued)

Table 4 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2012.

Table 5 summarizes each relevant fund’s accumulated capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2012.

Table 6 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2012 and August 31, 2011.

During the period ended August 31, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums and paydown gains and losses on mortgage-backed securities and fund start-up costs for BNY Mellon Corporate Bond Fund, the funds increased accumulated undistributed investment income-net, decreased accumulated net realized gain (loss)

on investments and decreased paid-in capital as summarized in Table 7. Net assets and net asset value per share were not affected by these reclassifications.

(g) New Accounting Pronouncement: In April 2011, FASB issued ASU No. 2011-03 “Transfers and Servicing (Topic 860) Reconsideration of Effective Control for Repurchase Agreements (“ASU 2011-03”) which relates to the accounting for repurchase agreements and similar agreements including mortgage dollar rolls, that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. ASU 2011-03 was effective for new transfers and existing transactions that were modified in the first interim

Table 4—Components of Accumulated Earnings

	Undistributed	Accumulated	Undistributed
	Ordinary	Capital	Capital	Unrealized
	Income ($)	(Losses) ($)	Gains ($)	Appreciation ($)
BNY Mellon Bond Fund	1,019,133	—	9,304,986	88,870,551
BNY Mellon Intermediate Bond Fund	383,932	—	—	46,683,687
BNY Mellon Corporate Bond Fund	696,213	—	—	6,778,149
BNY Mellon Intermediate U.S. Government Fund	41,227	(72,170)	—	1,824,397
BNY Mellon Short-Term
U.S. Government Securities Fund	81,455	(10,975,311)	—	218,249

† These losses were deferred for tax purposes to the first day of the following fiscal year.

Table 5—Capital Loss Carryover

					Post-Enactment	Post-Enactment
					Short-Term	Long-Term
Expiring in fiscal	2014($)†	2015($)†	2018($)†	2019($)†	Losses ($)††	Losses ($)†††	Total ($)
BNY Mellon Intermediate
U.S. Government Fund	—	—	—	4,383	51,626	16,161	72,170
BNY Mellon Short-Term
U.S. Government Securities Fund	2,822,720	4,701,996	28,529	64,834	1,723,677	1,633,555	10,975,311

†	If not applied, the carryovers expire in the above years.
††	Post-enactment short-term losses that can be carried forward for an unlimited period.
††† Post-enactment long-term losses that can be carried forward for an unlimited period.

58

or annual period beginning on or after December 15, 2011.The new disclosures have been implemented and there was no change in accounting for the funds. Management has determined that the funds have not entered into transactions that can be deemed “secured borrowings” as defined by ASU 2011-03.

NOTE 3—Bank Lines of Credit:

Except for BNY Mellon Corporate Bond Fund, the funds participate with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of NewYork Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the funds have agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2012, BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund and BNY Mellon Intermediate U.S. Government Fund did not borrow under the Facilities.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2012 for BNY Mellon Short-Term U.S. Government Securities Fund, was approximately $85,000 with a related weighted average annualized interest rate of 1.18%.

NOTE 4—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following

Table 6—Tax Character of Distributions Paid

	Ordinary Income ($)		Long-Term Capital Gains ($)
	2012	2011	2012	2011
BNY Mellon Bond Fund	43,302,789	51,792,354	2,826,604	1,960,073
BNY Mellon Intermediate Bond Fund	27,343,037	32,092,113	57,455	—
BNY Mellon Corporate Bond Fund	2,227,422	—	—	—
BNY Mellon Intermediate U.S. Government Fund	853,830	1,716,640	—	43,689
BNY Mellon Short-Term
U.S. Government Securities Fund	2,276,478	5,018,249	—	—

Table 7—Return of Capital Statement of Position

	Accumulated
	Undistributed	Accumulated
	Investment	Net Realized	Paid-in
	Income—Net ($)	Gain (Loss) ($)	Capital ($)
BNY Mellon Bond Fund	5,806,858	(5,806,858)	—
BNY Mellon Intermediate Bond Fund	5,190,561	(5,190,561)	—
BNY Mellon Corporate Bond Fund	604,776	(597,793)	(6,983)
BNY Mellon Intermediate U.S. Government Fund	423,881	(423,881)	—
BNY Mellon Short-Term U.S. Government Securities Fund	2,331,151	(2,331,151)	—

The Funds 59

NOTES TO FINANCIAL STATEMENTS (continued)

annual rates: .40% of BNY Mellon Bond Fund, .40% of BNY Mellon Intermediate Bond Fund, .40% of BNY Mellon Corporate Bond Fund, .50% of BNY Mellon Intermediate U.S. Government Fund and .35% of BNY Mellon Short-Term U.S. Government Securities Fund.

For BNY Mellon Corporate Bond Fund, the Investment Adviser has contractually agreed, until March 1, 2013, to waive receipt of its fees and/or assume the expenses of the fund, so that the fund’s total annual operating expenses of none of the classes (excluding shareholder services plan fees, taxes, interest expense, brokerage commissions and extraordinary expenses) exceed .60% of the value of the fund’s average daily net assets of their respective class. The reduction in expenses, pursuant to the undertaking, amounted to $73,093 during the period ended August 31, 2012.

Pursuant to the Administration Agreement,The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

The Bank of NewYork Mellon pays each fund’s transfer agent fees out of the administration fee it receives from the Trust.

(b) The funds have adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. Table 8 summarizes the amount Investor shares of each fund were charged during the period ended August 31, 2012, pursuant to the Shareholder Services Plan. Additional fees included in shareholder servicing costs in the Statements of Operations include fees paid for cash management charges.

Table 8—Shareholder Services Plan Fees
BNY Mellon Bond Fund	$24,276
BNY Mellon Intermediate Bond Fund	11,222
BNY Mellon Corporate Bond Fund	13
BNY Mellon Intermediate
U.S. Government Fund	13,417
BNY Mellon Short-Term
U.S. Government Securities Fund	4,710

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits as an expense offset in the Statements of Operations.

The funds compensate The Bank of New York Mellon under a custody agreement for providing custodial services for the funds. Table 9 summarizes the amount each fund was charged during the period ended August 31, 2012, pursuant to the custody agreement.

Table 9—Custody Agreement Fees

BNY Mellon Bond Fund	$80,107
BNY Mellon Intermediate Bond Fund	69,822
BNY Mellon Corporate Bond Fund	8,523
BNY Mellon Intermediate
U.S. Government Fund	4,706
BNY Mellon Short-Term
U.S. Government Securities Fund	26,573

Since May 29, 2012, the funds have compensated Dreyfus Transfer, Inc. (“DTI”), a wholly-owned subsidiary of the Manager, under a transfer agency agreement, for providing cash management services related to fund subscriptions and redemptions, except for shareholder redemption draft processing, which continues to be performed by The

60

Bank of New York Mellon. Prior to May 29, 2012, the funds compensated The Bank of New York Mellon under cash management agreements for providing these cash management services, including shareholder draft processing. Table 10 summarizes the amount each fund was charged during the period ended August 31, 2012, for providing cash management services, which is included in “Shareholder servicing costs” in the Statements of Operations.These fees were partially offset by earnings credits for each relevant fund, which are also summarized in Table 10.

During the period ended August 31, 2012, each fund (with the exception of BNY Mellon Corporate Bond Fund) was charged $6,392 for services performed by the Chief Compliance Officer and his staff. BNY Mellon Corporate Bond Fund was charged $3,951 for services performed by the Chief Compliance Officer and his staff.

Table 11 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities for each fund.

(c) The Trust’s Board of Trustees who are not “affiliated persons” as defined in the Act received from the Trust an annual fee of $68,000 and continue to receive an attendance fee of $7,500 for each in-person meeting attended and $500 for telephone meetings and are reimbursed for travel and out-of-pocket expenses.The Chairman of the Trust’s Board of Trustees received an additional annual fee of $15,000 and the Chairman of the Trust’s Audit Committee received an additional annual fee of $10,000. Effective March 13, 2012, the annual fee increased to $80,000, with the Chairmen of the Trust’s Board of Trustees and Audit Committee receiving additional annual fees of $20,000 and $15,000, respectively.

Table 10—Cash Management Agreement Fees

	BNY Mellon Cash
	Management Fees	BNY Mellon Earnings	DTI Cash Management	DTI Earnings Credits
	Charged Prior to	Credits Received	Fees Charged Since	Received Since
	May 29, 2012 ($)	Prior to May 29, 2012 ($)	May 29, 2012 ($)	May 29, 2012 ($)
BNY Mellon Bond Fund	347	(10)	44	(5)
BNY Mellon Intermediate Bond Fund	74	(2)	9	(1)
BNY Mellon Corporate Bond Fund	4	—	2	—
BNY Mellon Intermediate U.S. Government Fund	262	(7)	33	(4)
BNY Mellon Short-Term
U.S. Government Securities Fund	47	(1)	5	(1)

Table 11—Due to The Dreyfus Corporation and Affiliates

	Investment		Shareholder	Chief
	Advisory	Custodian	Services	Compliance
	Fees ($)	Fees ($)	Plan Fees ($)	Officer Fees ($)
BNY Mellon Bond Fund	450,417	28,440	1,990	4,243
BNY Mellon Intermediate Bond Fund	325,225	23,320	1,067	4,243
BNY Mellon Corporate Bond Fund	83,095	6,209	3	4,243
BNY Mellon Intermediate U.S. Government Fund	18,486	1,440	1,045	4,243
BNY Mellon Short-Term U.S. Government Securities Fund	88,923	8,195	240	4,243

The Funds 61

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 5—Securities Transactions:

Table 12 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended August 31, 2012.

Table 13 summarizes the cost of investments for federal income tax purposes, gross appreciation, gross depreciation and accumulated net unrealized appreciation on investments for each fund at August 31, 2012.

Table 12—Purchases and Sales

	Purchases ($)	Sales ($)
BNY Mellon Bond Fund	1,010,062,481	1,077,491,926
BNY Mellon Intermediate Bond Fund	375,455,832	408,561,486
BNY Mellon Corporate Bond Fund	348,550,912	57,572,031
BNY Mellon Intermediate U.S. Government Fund	21,144,021	33,688,363
BNY Mellon Short-Term U.S. Government Securities Fund	487,208,202	539,521,269

Table 13—Accumulated Net Unrealized Appreciation

	Cost of	Gross	Gross
	Investments ($)	Appreciation ($)	Depreciation ($)	Net ($)
BNY Mellon Bond Fund	1,251,271,525	92,107,978	3,237,427	88,870,551
BNY Mellon Intermediate Bond Fund	917,270,218	54,372,521	7,688,834	46,683,687
BNY Mellon Corporate Bond Fund	306,881,411	7,439,587	661,438	6,778,149
BNY Mellon Intermediate U.S. Government Fund	40,221,041	2,308,315	483,918	1,824,397
BNY Mellon Short-Term U.S Government Securities Fund	302,570,610	897,518	679,269	218,249

62

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of BNY Mellon Funds Trust:

We have audited the accompanying statements of assets and liabilities of BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund, BNY Mellon Intermediate U.S. Government Fund, and BNY Mellon Short-Term U.S. Government Securities Fund, (collectively the “Funds”), each a series of BNY Mellon Funds Trust, including the statements of investments as of August 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, except for BNY Mellon Corporate Bond Fund, which was for the period from March 2, 2012 (the commencement of operations) to August 31, 2012. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.With respect to the BNY Mellon Intermediate U.S. Government Fund, the financial highlights for the year ended December 31, 2007 were audited by other independent registered public accountants whose report thereon, dated February 28, 2008, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund, BNY Mellon Intermediate U.S. Government Fund, and BNY Mellon Short-Term U.S. Government Securities Fund as of August 31, 2012, and the results of their operations for the year or period then ended, the changes in their net assets, and the financial highlights for each of the years or periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 29, 2012

The Funds 63

IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon Bond Fund

For federal tax purposes the fund designates the maximum amount allowable but not less than 89.23% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends and capital gains distributions paid for the 2011 calendar year on Form 1099-DIV which will be mailed in early 2012. Also, the fund reports the maximum amount allowable but not less than $.0281 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Shareholders will receive notification in early 2013 of the percentage applicable to the preparation of their 2012 income tax returns.

BNY Mellon Intermediate Bond Fund

For federal tax purposes the fund designates the maximum amount allowable but not less than 88.38% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code. Also, for state individual income tax purposes, the fund hereby designates 34.20% of the ordinary income dividends paid during its fiscal year ended August 31, 2012 as attributable to interest income from direct obligations of the United States. Such dividends are taxation for individual income tax purposes in most states, including NewYork, California and the District of Columbia.Also, the fund reports the maximum amount allowable but not less than $.0008 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Shareholders will receive notification in early 2013 of the percentage applicable to the preparation of their 2012 income tax returns.

BNY Mellon Intermediate U.S. Government Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 100% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code. Also, for state individual income tax purposes, the fund hereby reports 75.67% of the ordinary income dividends paid during its fiscal year ended August 31, 2012 as attributable to interest income from direct obligations of the United States. Such dividends are taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.

BNY Mellon Short-Term U.S. Government Securities Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 100% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code. Also, for state individual income tax purposes, the fund hereby reports 35.97% of the ordinary income dividends paid during its fiscal year ended August 31, 2012 as attributable to interest income from direct obligations of the United States. Such dividends are taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.

64

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT
ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT
(EXCEPT BNY MELLON CORPORATE BOND FUND) (Unaudited)

At a meeting of the Trust’s Board of Trustees held on March 13-14, 2012, the Board considered the renewal of the Trust’s Investment Advisory Agreement and the Administration Agreement (together, the “Agreement”) pursuant to which BNY Mellon Fund Advisers, a division of Dreyfus, provides the funds with investment advisory services andThe Bank of NewYork Mellon provides the funds with administrative services.The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of NewYork Mellon pays Dreyfus for performing certain of these administrative services. The Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds.The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to the funds, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in each fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of the funds and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for each fund.

The Board also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

Comparative Analysis of the Funds’ Performance and Management Fees and Expense Ratios. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) each fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended January 31, 2012, and (2) each fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to each fund and its comparison funds.They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance.

The Funds 65

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT AND
ADMINISTRATION AGREEMENT (EXCEPT BNY MELLON CORPORATE BOND FUND) (Unaudited) (continued)

As applicable to each fund, Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund, if any, and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

BNY Mellon Bond Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the various periods, except for the four- and five-year periods when the fund’s performance was at and above the Performance Universe medians, respectively. The Board also noted that the fund’s yield performance was above the Performance Group medians for four of the ten one-year periods and was above the Performance Universe medians for nine of the ten one-year periods ended January 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board also received a presentation from the fund’s primary portfolio manager regarding the factors that had influenced the fund’s performance results over the past year, including the fact that the fund’s target duration generally was shorter than those of the funds in the Performance Group and the fund typically held higher quality securities than those held by some of the funds in the Performance Group.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group median and below the Expense Universe median.

BNY Mellon Intermediate Bond Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was variously above, at and below the Performance Group medians and was above the Performance Universe medians for all periods, except for the three-year period when it was below the Performance Universe median. The Board also noted that the fund’s yield performance was at or above the Performance Group medians for eight of the ten one-year periods and was above the Performance Universe medians for each of the ten one-year periods ended January 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.The Board also received a presentation from the fund’s primary portfolio manager regarding the factors that had influenced the fund’s performance results over the past year, including the fact that the fund’s target duration generally was shorter than those of the funds in the Performance Group and the fund typically held higher quality securities than those held by some of the funds in the Performance Group.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual management fee was at the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the

66

fund’s total expenses were below the Expense Group and Expense Universe medians.

BNY Mellon Intermediate U.S. Government Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods , ranking in the fourth quartile of the Performance Group and Performance Universe for all periods except for the ten-year period.The Board also noted that the fund’s yield performance was at or above the Performance Group and Performance Universe medians for nine of the ten one-year periods ended January 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board also received a presentation from the fund’s primary portfolio manager regarding the factors that had influenced the fund’s performance results over the past year, including the fact that the fund’s target duration generally was shorter than those of the funds in the Performance Group.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual management fee was at the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

BNY Mellon Short-Term U.S. Government Securities Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the various periods, except for the five- and ten-year periods when the fund’s performance was above the Performance Universe medians, and ranked in the fourth quartile in the Performance Group for all periods. The Board also noted that the fund’s yield performance was at or above the Performance Group medians for five of the ten one-year periods and was above the Performance Universe medians for nine of the ten one-year periods ended January 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board also received a presentation from the fund’s primary portfolio manager regarding the factors that had influenced the fund’s performance results over the past year, including the fact that the fund’s target duration generally was shorter than those of the funds in the Performance Group.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing each fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus to each fund.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the funds.

The Funds 67

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT AND
ADMINISTRATION AGREEMENT (EXCEPT BNY MELLON CORPORATE BOND FUND) (Unaudited) (continued)

The Board’s counsel stated that the Board should consider the profitability analysis with respect to each fund (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for each fund and the extent to which economies of scale would be realized if the relevant fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among the funds and the funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in each fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the funds’ investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus to each fund are adequate and appropriate.

  With respect to each fund, the Board was satisfied with the fund’s yield performance and noted the considerations described above with respect to total return performance.

  The Board concluded that the fee paid to Dreyfus by each fund was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in con- nection with the management of the funds had been adequately considered by Dreyfus in connection with the fee rate charged to each fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with a fund, the Board would seek to have those economies of scale shared with the fund.

The Board considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for each fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement was in the best interests of each fund and its respective shareholders.

68

INFORMATION ABOUT THE APPROVAL OF BNY MELLON
CORPORATE BOND FUND’S INVESTMENT ADVISORY
AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on December 6, 2011, the Board considered the approval of the Trust’s Investment Advisory Agreement and Administration Agreement (together, the “Agreement”) with respect to BNY Mellon International Equity Income Fund and BNY Mellon Corporate Bond Fund pursuant to which BNY Mellon Fund Advisers, a division of Dreyfus, will provide each fund with investment advisory and administrative services.The Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the approval of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds.The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to the other funds comprising the Trust, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of the other funds of the Trust and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel.

The Board also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution with respect to BNY Mellon International Equity Income Fund.

Comparative Analysis of the Funds’ Performance and Management Fee and Expense Ratio. As each fund had not yet commenced operations, the Board was not able to review each fund’s performance.The Board discussed with Dreyfus representatives each fund’s portfolio management team and the investment strategies to be employed in the management of each fund’s assets.The Board noted Dreyfus’ reputation and experience.

BNY Mellon International Equity Income Fund

The Board reviewed comparisons of the fund’s proposed management fee and anticipated expense ratio and reviewed the management fees and expense ratios of funds in the fund’s anticipated Lipper, Inc. (“Lipper”) category (the “Category”) and the average and median management fees in the Category.The Board noted that the fund’s contractual management fee was above the average and median management fees for the funds in the Category. The fund’s estimated total expenses (as limited through at least January 1, 2013 by agreement with BNY Mellon Fund Advisers (Dreyfus) to waive receipt of its fees and/or assume the expenses of the fund so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings, acquired fund fees and extraordinary expenses) do not exceed 1.20% of the fund’s average daily net assets) were below the average and median expense ratios of the funds in the Category (net of any fee waivers and reimbursements).

The Funds 69

INFORMATION ABOUT THE APPROVAL OF BNY MELLON CORPORATE BOND FUND’S INVESTMENT

ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited) (continued)

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

BNY Mellon Corporate Bond Fund

The Board reviewed comparisons of the fund’s proposed management fee and anticipated expense ratio and reviewed the management fees and expense ratios of funds in the fund’s anticipated Lipper, Inc. (“Lipper”) category (the “Category”) and the average and median management fees in the Category.The Board noted that the fund’s contractual management fee was above the average and median management fees for the funds in the Category.The fund’s estimated total expenses (as limited through at least March 1, 2013 by agreement with BNY Mellon Fund Advisers (Dreyfus) to waive receipt of its fees and/or assume the expenses of the fund so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings, acquired fund fees and extraordinary expenses) do not exceed 0.60% of the fund’s average daily net assets) were below the average and median expense ratios of the funds in the Category (net of any fee waivers and reimbursements).

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale.As each fund had not yet commenced operations, Dreyfus representatives were not able to review the dollar amount of expenses allocated and profit received by Dreyfus, or any economies of scale.The Board considered potential benefits to Dreyfus from acting as investment adviser and

70

noted the possibility of soft dollar arrangements with respect to trading each fund’s investments. The Board also considered the uncertainty of the estimated asset levels and the renewal requirements for advisory agreements and their ability to review the management fee annually after the initial term of the Agreement.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the approval of the Agreement with respect to each fund. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services to be provided by Dreyfus to each fund are adequate and appropriate.

  The Board concluded that since the funds had not yet commenced operations, the performance of the funds could not be measured and was not a factor.

  The Board concluded that the fee to be paid to Dreyfus by each fund was reasonable in light of the considerations described above.

  The Board determined that because the funds had not yet commenced operations, economies of scale were not a factor, but, to the extent in the future it were determined that material economies of scale had not been shared with the relevant fund, the Board would seek to have those economies of scale shared with the fund in connection with future renewals.

The Board considered these conclusions and determinations. It should be noted that the Board’s consideration of the contractual fee arrangements for the funds had the benefit of a number of years of reviews of similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives, and the Board’s conclusions may be based, in part, on its previous consideration of similar arrangements.The Board determined that approval of the Agreement was in the best interests of each fund and its respective shareholders.

The Funds 71

BOARD MEMBERS INFORMATION (Unaudited)

Patrick J. O’Connor (69)
Chairman of the Board (2000)
Principal Occupation During Past 5Years:
• Attorney, Cozen and O’Connor, P.C. since 1973, including
Vice Chairman since 1980 and Chief Executive Officer and
President from 2002 to 2007
No. of Portfolios for which Board Member Serves: 27
———————
John R. Alchin (64)
Board Member (2008)
Principal Occupation During Past 5Years:
• Retired since 2007
• Executive of Comcast Corporation, a cable services provider, from 1990 to 2007, including Executive Vice-President,
Co-chief Financial Officer and Treasurer, from 2002 to 2007
Other Public Company Board Memberships During Past 5Years:
• Polo Ralph Lauren Corporation, a retail clothing and home
furnishing company, Director (2007-present)
No. of Portfolios for which Board Member Serves: 27
———————
Ronald R. Davenport (76)
Board Member (2000)
Principal Occupation During Past 5Years:
• Chairman of Sheridan Broadcasting Corporation since July 1972
No. of Portfolios for which Board Member Serves: 27
———————
Jack Diederich (75)
Board Member (2000)
Principal Occupation During Past 5Years:
• Chairman of Digital Site Systems, Inc., a privately held
software company providing internet service to the construc-
tion materials industry, since July 1998
No. of Portfolios for which Board Member Serves: 27

Kim D. Kelly (56)
Board Member (2008)
Principal Occupation During Past 5Years:
• Consultant since 2005
• President, Chief Executive Officer and a Director of Arroyo
Video Solutions, Inc., a video-on-demand technology com-
pany, from 2004 to 2005
• Executive of Insight Communications Company, Inc., a cable services provider, from 1990 to 2003, including President from
2002 to 2003, Chief Operating Officer from 1998 to 2002 and
Chief Financial Officer from 1990 to 2002
Other Public Company Board Memberships During Past 5Years:
• MCG Capital Corp., Director (2005-present)
No. of Portfolios for which Board Member Serves: 27
———————
Maureen M.Young (67)
Board Member (2000)
Principal Occupation During Past 5Years:
• Director of the Office of Government Relations at Carnegie
Mellon University from January 2000 to December 2007
No. of Portfolios for which Board Member Serves: 27
———————
Kevin C. Phelan (68)
Board Member (2000)
Principal Occupation During Past 5Years:
• Mortgage Banker, Colliers Meredith & Grew, Inc. since March
1978, including President since 2007 and Executive Vice
President and Director from March 1998 to September 2007
Other Public Company Board Memberships During Past 5Years:
• Boston Capital Real Estate InvestmentTrust, Director (2005-2008)
No. of Portfolios for which Board Member Serves: 27

72

Patrick J. Purcell (64)
Board Member (2000)
Principal Occupation During Past 5Years:
• Owner, President and Publisher of the Boston Herald since
February 1994
• President and Founder, jobfind.com, an employment search site on the world wide web, since July 1996
• President and Chief Executive Officer, Herald Media since 2001
No. of Portfolios for which Board Member Serves: 27

Thomas F. Ryan, Jr. (71)
Board Member (2000)
Principal Occupation During Past 5Years:
• Retired since April 1999
• President and Chief Operating Officer of the American Stock
Exchange from October 1995 to April 1999
Other Public Company Board Memberships During Past 5Years:
• RepliGen Corporation, a biopharmaceutical company,
Director (2002-present)
No. of Portfolios for which Board Member Serves: 27

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-888-281-7350.

The Funds 73

OFFICERS OF THE TRUST (Unaudited)

74

The Funds 75

For More Information

BNY Mellon Funds Trust
c o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser

Administrator

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:

BNY Mellon Bond Fund	Class M: MPBFX	Investor: MIBDX
BNY Mellon Intermediate Bond Fund	Class M: MPIBX	Investor: MIIDX
BNY Mellon Corporate Bond Fund	Class M: BYMMX	Investor: BYMIX
BNY Mellon Intermediate U.S. Government Fund	Class M: MGVMX	Investor: MOVIX
BNY Mellon Short-Term U.S. Government Securities Fund	Class M: MPSUX	Investor: MISTX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205-8502

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the funds voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2012 MBSC Securities Corporation

MFTAR0812-TB

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Thomas F. Ryan a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. Ryan is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $558,100 in 2011 and $619,485 in 2012.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $85,330 in 2011 and $90,570 in 2012. These services consisted of (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $62,240 in 2011 and $60,810 in 2012.  These services consisted of the review or preparation of U.S. federal, state, local and excise tax returns.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2011 and $0 in 2012.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2011 and $0 in 2012.

(e)(1)  Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's indpendence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $12,003,000 in 2011 and $11,572,646 in 2012.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Funds Trust

By: /s/ David K. Mossman
David K. Mossman, President
Date:	October 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David K. Mossman
David K. Mossman, President
Date:	October 23, 2012

By: /s/ James Windels
James Windels, Treasurer
Date:	October 23, 2012

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)